UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07428

Voya Mutual Funds

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: October 31

Date of reporting period: November 1, 2018 to April 30, 2019

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report
April 30, 2019
Classes A, C, I, O, P, P3, R, R6 and W
Global and International Funds
■
Voya Diversified Emerging Markets Debt Fund

■
Voya Global Bond Fund

■
Voya Global Equity Fund

■
Voya Global Perspectives® Fund

■
Voya Multi-Manager International Small Cap Fund

■
Voya Russia Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports, like this semi-annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from each Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. This report contains a summary portfolio of investments for certain Funds. The Funds’ Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Funds’ complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

President’s Letter

The Fed Holds, the Economy Carries on...Trade Wars Reignite
Dear Shareholder,
As expected, at its April – May meeting the Federal Open Market Committee (“FOMC”) voted unanimously to hold the Federal Funds rate steady in the 2.25 – 2.50% range. The post-meeting press release acknowledged the solid economic backdrop and weaker inflation, and reiterated that the U.S. Federal Reserve Board will remain “patient” as it evaluates potential future adjustments to the target range. Chairman Powell noted that he does not see a strong case for moving rates up or down.
The financial markets took the news in stride, at least until concerns of a trade war between the U.S. and China resurfaced. While lingering trade uncertainty is likely to induce short-term market volatility, in our opinion, we do not see recent developments as a threat to our longer-term outlook. In our view, economic conditions point to slowdown, not recession; the latest FOMC decision seems to confirm our view. In our opinion, the stable interest rates, low inflation and near-trend growth point to continued equity performance and moderately higher Treasury rates.
Despite the broad-based rally in financial assets that has unfolded over the course of this year, investors have been buying bonds and selling equities. We think this is a reflection of skittish sentiment after the gut-wrenching sell-off in late 2018. We continue to believe the economy and financial markets are in the late phases of the business cycle. Though we expect this cycle to persist into 2020, the risks attendant upon late-cycle investing prevail: heightened episodes of volatility are likely to intensify the pain of mistakes.
A common response among investors at such times is to pull back, seeking to avoid losses; in our view, this is a strategic error. No one can predict with certainty how the risks currently roiling the markets will shake out. We think it best to maintain a well-diversified portfolio, stick with your investment plan and avoid the temptation to time market exits or entries. Change your strategy only if your long-term goals change; discuss any changes thoroughly with your financial advisor before taking action.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
June 3, 2019
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Six Months Ended April 30, 2019

Our new fiscal year opened with global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvestment dividends, having slumped 6.80% in October. Markets were increasingly unnerved by an intensifying economic slowdown outside of the U.S., exacerbating existing concerns about a potential trade war between the U.S. and China in particular, and in general the trade-dampening effects of U.S. tariffs and counter tariffs. (The Index returned 8.83% for the six-months ended April 30, 2019, measured in U.S. dollars.)
Furthermore, the Federal Open Market Committee (“FOMC”) still seemed intent on raising interest rates, despite no apparent inflationary threat. In December the FOMC raised rates for the fourth time in 2018, from 2.25% to 2.50%. Chairman Powell signaled two more increases in 2019, instead of a hoped for pause. Was this a policy mistake in an already late-cycle economy, for which the boost from tax cuts and increased government spending would surely fade? As 2019 ended, the Index was down, coincidentally, another 6.80% in our fiscal year to date.
Yet the equity investor who found this all too much and sold out near year-end would have missed a rebound as intense as it was unexpected, propelling the Index to a new record, up 8.90% for the six-months through April.
Two main factors drove the recovery. Firstly, Powell changed his tune and said repeatedly that the FOMC would be “patient” as the economic data evolved. On March 20, he all but committed to no more increases in 2019. Secondly, on trade, the view emerged that, as far apart as the U.S. and China were on key issues, both were motivated to find some face-saving “deal” that would stop an escalation of the tariff war, if not roll them back.
On the perception of slowing global growth, there was little relief from most of the incoming data, although April provided some late respite.
In Europe, the euro zone’s annual growth in gross domestic product (“GDP”) in the fourth quarter of 2018 was just 1.1%. Weakness in Germany, Europe’s manufacturing powerhouse, was a particular source of concern. In March, the European Central Bank loosened policy guidance and forecast euro zone growth in 2019 to stay at 1.1%. In the UK, Prime Minister May’s proposal to secure Brexit was defeated in parliament for the third time on March 29. The European Union granted an extension to October 31 to try to find some consensus.
In Japan the economy returned to growth in the fourth quarter, 1.9% annualized, after falling 2.4% in the prior quarter. But the Bank of Japan became the latest central bank to emphasize loose policy, since target inflation of 2% seemed as far away as ever.
China’s GDP grew at 6.6% in 2018 over 2017, the smallest advance in 28 years. The official target for 2019 was lowered to 6.0% from 6.5%. Manufacturing activity was in contraction, industrial production was growing at its slowest pace in 17 years and both exports and imports were falling. Some welcome improvement was seen in April.
In the U.S., GDP growth in the fourth quarter of 2018 fell to a more modest 2.2%, after 3.4% in the third. In late March, after weak manufacturing data from Europe was aggravated by a similar report in the U.S., a rather worrying pattern of Treasury yields emerged (see below). Industrial production and retail sales were slack in March, but the latter rebounded sharply in April. Finally first quarter GDP growth surprised to the upside at 3.2%, although it was flattered by volatile inventory and trade elements.
As the fiscal half-year ended, notwithstanding the tepid-to-mixed picture painted above, the path of least resistance for the Index still seemed to be upwards.
In U.S. fixed income markets, the Treasury yield curve mostly fell and flattened over the half-year. It became partially inverted in March, with the yield on the three-month bill greater than the yield on the ten-year note for the first time since 2007. This is thought by some to portend economic weakness, as it implies declining short-term rates. For the half-year, the Bloomberg Barclays U.S. Aggregate Bond Index returned 5.49%.
U.S. equities, represented by the S&P 500® Index including dividends, rose 9.76% to a new record, despite the worst December since 1931. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, 13% in the fourth, but were set to fall in early 2019. Consumer discretionary was the top performing sector, up 15.24%. Energy was weakest, up just 0.07%.
In currencies, the dollar rose 0.86% against the euro, but lost 2.00% against the pound and 1.42% against the yen. These were small moves in what still looked like a bullish dollar trend. The receding prospect of a no-deal Brexit probably supported the pound.
International markets benefited during the period from the softening tone of central banks and the prospects for a U.S./China trade deal. Yet the MSCI Japan® Index fell 0.01%, the milder recovery perhaps reflecting Japan’s own vulnerability to a trade war. The MSCI Europe ex UK® Index jumped 10.01%. BofA Securities noted that for the first time in their survey of fund managers, bearish positioning against European stocks was the most “crowded trade”. This would tend to support markets on any kind of positive news. The MSCI UK® Index added 6.09%. As usual, a large contribution was made by a few heavily weighted constituents. In this case, half the gain came from two stocks in each of the financials, consumer staples and materials sectors.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury 20+ Year Bond Index	Measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. The index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment grade and have $250 million or more of outstanding face value.
FTSE EPRA Nareit Developed Index	The index is designed to track the performance of listed real estate companies and real-estate investment trusts (“REITs”) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified Index	This index is an expansion of the J.P. Morgan Corporate Emerging Markets Bond Index Diversified which is a market capitalization weighted index consisting of U.S. dollar denominated emerging market corporate bonds.
J.P. Morgan Emerging Markets Bond Index — Global Diversified Index	Tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
J.P. Morgan Government Bond Index — Emerging Markets Global Diversified USD Index	A comprehensive, global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Weights of those countries in the index with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
MSCI All Country World IndexSM	A broad-based index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI EAFE® Small Cap Index	An equity index which captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Russia 10/40 Index	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund’s total assets.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Benchmark Descriptions (continued)

Index	Description
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russia Trading System Index	A capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the Moscow Exchange. The index is operated by the Russian National Association of Securities Market Participants, a statutory self-regulatory organization.
S&P Developed ex-U.S. Small Cap Index	An float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400® Index	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600® Index	An index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

Portfolio Managers’ Report	Voya Diversified Emerging Markets Debt Fund

Target Allocations as of April 30, 2019 (percent of net assets)

Hard Currency	31%
Local Currency	32%
Corporates	34%
Cash	3%
Portfolio holdings are subject to change daily.
Voya Diversified Emerging Markets Debt Fund (the “Fund”) seeks total return including capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in: (i) debt instruments of, or derivatives having economic characteristics similar to the debt instruments of, issuers in emerging market countries; or (ii) debt instruments that have principal denominated in emerging market currencies. Though the Fund may make direct investments in fixed-income and floating rate debt instruments of issuers in emerging market countries, it achieves its exposures primarily through investments in other Voya mutual funds (“Underlying Funds”). The Fund is managed by Brian Timberlake, Ph.D., CFA, Jean-Dominique Bütikofer, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-months ended April 30, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.71% compared to a composite index, which is a blend of 1/3 J.P. Morgan Government Bond Index — Emerging Markets Global Diversified USD Index, 1/3 J.P. Morgan Emerging Markets Bond Index — Global Diversified Index, and 1/3 J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified Index (“Composite Index”), which returned 7.28% for the same period.
Portfolio Specifics: Net of fees and expense, the Fund underperformed its benchmark for the reporting period. Gross of these fees and expenses, the Fund performance in-line with its benchmark for the six-month period. The reporting period saw some dispersion between dollar-denominated, or hard currency, emerging market (“EM”) asset classes and EM assets denominated in local currencies. The start of the period saw volatility spike and EM hard currency and corporate spreads widen, as markets fretted slowing global growth and tighter monetary policy by the U.S. Federal Reserve Board (“Fed”). This led to a decline in U.S. rates and some weakening of the dollar, which allowed EM local currency to outperform. EM hard currency assets saw a rebound to start 2019, as the Fed moved to the sidelines and fears over a slowdown in China subsided. This subsequently led to strength in the dollar, and EM local currency struggled over the last three months of the period.
The Fund maintained its bias towards EM corporates and hard currency sovereigns during the period, while taking advantage of some weakness to add to EM local currency early in the period. All three sleeves posted positive results, with EM hard currency sovereigns outperforming EM corporates and EM local currency for the period. The Fund’s EM corporate sleeve outperformed its respective benchmark, while the EM local currency sleeve and EM hard currency sovereign underperformed their respective benchmarks. The Fund’s preference for EM corporates and hard currency sovereigns helped the Fund.
Within the EM corporates, the sleeve’s overweight positions in Colombian TMT, Mexican banks and Indian oil & gas issuers added to performance. The sleeve’s cash position and underweight Chinese issuers dragged on returns. Within hard currency, key contributors included the Fund’s underweight to China, and overweight positions to Brazil sovereigns and quasi-sovereigns, Indonesia, and Chile. The sleeve’s cash position was the main drag on returns, while its overweight to Turkey and Argentina also dampened performance. Within local currency, key contributors to performance included long positions in Colombian peso, as well the Fund’s long duration posture to Peruvian rates. Detractors included long positions in the Turkish lira and underweight Mexican peso.
The Fund’s use of derivatives had a negative impact on performance during the reporting period.
Current Outlook and Strategy: In our view, absence of inflation pressures across most EMs has turned central banks more dovish, a number foresee rate cuts in the second half of 2019. We believe U.S. and EM interest-rate differentials should remain long-term drivers of EM currency valuations. If global growth slows more sharply, we believe EM central banks might try to “out-dove” each other. In our view, we expect a pick-up of growth momentum in the second half of 2019, differentiated by country and supported by Chinese stimulus.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Global Bond Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2019 (as a percentage of net assets)

United States	50.7%
Germany	3.2%
United Kingdom	2.6%
Peru	2.3%
Chile	1.5%
Poland	1.3%
Colombia	1.0%
Greece	1.0%
Canada	1.0%
Netherlands	0.9%
Countries between 0.0% – 0.8%^	9.2%
Assets in Excess of Other Liabilities*,**	25.3%
Net Assets	100.0%
* Includes short-term investments.
** Includes purchased options.
^ Includes 36 countries, which each represents 0.0% – 0.8% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Bond Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Mustafa Chowdhury, Ph.D., Brian Timberlake, Ph.D., CFA, and Sean Banai, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.*
Performance: For the six-months ended April 30, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.00% compared to the Bloomberg Barclays Global Aggregate Index (“BBGA Index”), which returned 4.28% for the same period.
Portfolio Specifics: For the reporting period, the Fund posted positive returns, but underperformed the BBGA Index. Bond markets around the globe delivered solid returns for the period. Global treasury markets rallied initially on concerns about the future path of the global economy. Meanwhile, a shift in tone by the U.S. Federal Reserve Board (“Fed”) which recast expectations for future rate levels led to a decline in U.S. and global interest rates. The Fund’s defensive positioning in duration, i.e., exposure to interest-rate risk, detracted from performance against the backdrop of a strong rally in bond markets. Offsetting some of this detraction was the Fund’s allocations to non-government sectors. Non-government performance swung dramatically over the period. Worries of a global slowdown in the final months of 2018 weighed on corporate and securitized market performance, but only for a short time. Better than expected
Top Ten Holdings as of April 30, 2019* (as a percentage of net assets)

United States Treasury Note, 2.250%, 04/30/21	3.7%
Bundesrepublik Deutschland, 0.500%, 02/15/25	2.2%
United States Treasury Note, 2.250%, 04/15/22	2.1%
United States Treasury Note, 2.250%, 04/30/24	2.0%
United Kingdom Gilt, 3.500%, 01/22/45	1.5%
Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/26	1.1%
Hellenic Republic Government Bond, 3.875%, 03/12/29	1.0%
United States Treasury Bond, 3.375%, 11/15/48	1.0%
Bundesrepublik Deutschland Bundesanleihe, 2.500%, 08/15/46	0.9%
United States Treasury Note, 2.375%, 04/30/26	0.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
economic news in the U.S. and comments from central bank officials that indicated the Fed would stop raising interest rates sparked a ferocious rally in the first several months of 2019. Meanwhile, currencies were mixed as the U.S. dollar modestly strengthened against the euro and weakened against the Japanese yen. As a result, the Fund’s currency positioning had little impact on performance for the period.
The Fund used swaps, options and futures in conjunction with cash bonds for duration and yield curve management. It also used currency forward contracts, options and swaps for currency management and risk mitigation. These investment decisions, in total, had a negative impact on the Fund’s performance during the period.
Current Strategy and Outlook: Current valuations seem to reflect good news, in our opinion, which means we are once again focused on avoiding downside velocity. Concerns about a slowing global economy and risk for recession have dominated headlines amplified by the relative “flatness” between the U.S. three-month and ten-year yields. While the yield curve is one indicator, we believe consensus views on the economy are too pessimistic: global business surveys, credit conditions as well as corporate and consumer balance sheets continue to point to a more benign economic slowdown. Meanwhile, both the European Central Bank and Bank of Japan remain on hold given subdued growth and an absence of inflationary pressures. Against this backdrop, we believe the U.S. dollar should remain strong versus other developed currencies, while opportunities will present themselves across emerging markets.
We continue to favor the consumer over corporations. Consumer debt in the U.S. is picking up modestly but still trends broadly sideways relative to GDP, particularly compared to the continued growth of corporate debt. Against this backdrop, we remain overweight securitized credit. In corporate credit, investors remained focused on the growth of debt rated BBB. While the market tends to focus primarily on leverage, we also take account of market fundamentals and characteristics unique to this credit cycle. Much of the increase in leverage has resulted from merger and acquisition transactions by larger

Portfolio Managers’ Report	Voya Global Bond Fund

companies that have several ways to ensure they remain investment grade. We view risk in BBB bonds as idiosyncratic and believe that going forward the greatest longer-term value will arise among issuers with solid businesses that may be slightly more leveraged, versus those that may currently have healthy balance sheets but poor business fundamentals. In high yield, after a sharp rally to start the year, we do not see much more potential from spreads, particularly among credits rated BB and B.
In emerging markets (“EM”), we believe there should be a pick-up of growth momentum in the second half of 2019, which should boost fundamentals and bond performance. Consumer and business sentiment are mixed but we expect them to bottom out in the near term. We believe the magnitude of China’s economic stimulus will determine the path of commodity prices and the outlook for EM corporate debt fundamentals. Emerging market currencies are supported by a more patient Fed, and the low probability of moves by other developed central banks. However, trade negotiations between the U.S. and China will remain a source of volatility in the months to come.

*
Effective March 1, 2019, Sean Banai was added as a portfolio manager to the Fund. Effective on or about August 1, 2019, Mustafa Chowdhury will retire and be removed as a portfolio manager to the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Global Equity Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2019 (as a percentage of net assets)

United States	60.2%
Japan	7.0%
United Kingdom	5.2%
Canada	5.1%
Netherlands	3.5%
Australia	3.2%
Switzerland	2.3%
Spain	2.2%
Germany	1.9%
Hong Kong	1.6%
Countries between 0.3% – 1.4%^	7.1%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 10 countries, which each represents 0.3% – 1.4% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Equity Fund (the “Fund”) seeks long-term capital growth and current income. The Fund is managed by Steve Wetter, Kai Yee Wong, Vincent Costa, CFA, and Peg DiOrio, CFA, Portfolio Managers, Voya Investment Management Co. LLC — the Sub-Adviser.*
Performance: For the six-months ended April 30, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.04% compared to the MSCI World IndexSM (the “Index” or “MSCI World”) and the MSCI All Country World IndexSM (“MSCI ACWISM”) which returned 8.83% and 9.37%, respectively, for the same period.
Portfolio Specifics: For the six-month period, the Fund underperformed its benchmark, the MSCI World. In terms of the Fund’s underperformance, low beta was a significant headwind, dividend yield underperformed and the stock ranking model underperformed. In terms of the characteristics of stocks that affected performance during the reporting period, the Fund experienced headwind from the fact that its stocks tend to be less sensitive to movements in the market and the Fund’s high dividend bias was an advantage. On the other hand, the Fund’s lower average market capitalization held back returns. Regionally speaking, Fund holdings within North America and Europe generated the weakest performance for the period while holdings in Japan eked out modest gains. Fund holdings within the consumer discretionary and information technology sectors detracted the most value. Key detractors for the
Top Ten Holdings as of April 30, 2019 (as a percentage of net assets)

Apple, Inc.	1.9%
Johnson & Johnson	1.5%
Microsoft Corp.	1.3%
Cisco Systems, Inc.	1.2%
Royal Dutch Shell PLC - Class A	1.1%
Pfizer, Inc.	1.1%
Merck & Co., Inc.	1.0%
Roche Holding AG	1.0%
Chevron Corp.	1.0%
Procter & Gamble Co.	1.0%
Portfolio holdings are subject to change daily.
period included an overweight position in Walgreens Boots Alliance Inc., and not owning benchmark stock, Amazon.com, Inc. On the sector level, Fund holdings within the utilities and healthcare sectors had the largest positive impact on performance. Key contributors for the period included an underweight position in UnitedHealth Group Incorporated and overweight positons in General Mills, Inc. and KLA-Tencor Corporation.
Current Strategy and Outlook: This is an actively managed investment strategy designed to generate higher dividend income and total returns, with lower volatility and better downside capture, than the benchmark. The investment process first seeks to create a universe of sustainable, dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each sector. The managers then seek to optimize the Fund’s potential to achieve its dividend, alpha and volatility objectives.

*
Effective February 1, 2019, Peg DiOrio was added as a portfolio manager to the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Global Perspectives® Fund

Target Allocations as of April 30, 2019 (percent of net assets)

U.S. Large Cap Equities	10%
U.S. Mid Cap Equities	10%
U.S. Small Cap Equities	10%
Global Real Estate	10%
International Equities	10%
Emerging Market Equities	10%
U.S. Corporate	10%
U.S. Government Bonds	10%
Global Bonds	10%
U.S. High Yield Bonds	10%
Portfolio holdings are subject to change daily.
Voya Global Perspectives® Fund (the “Fund”) seeks total return. Under normal market conditions, Voya Investment Management Co. LLC (“Voya IM”), the sub-adviser, invests the assets of the Fund in a combination of underlying funds (“Underlying Funds”) that, in turn, invest directly in securities such as stocks and bonds. The Fund is managed by Douglas Coté, CFA, and Karyn Cavanaugh, CFA, Portfolio Managers, of Voya IM — the Sub-Adviser.
Approximately 60% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in equity securities and approximately 40% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in debt instruments. These approximate weights are referred to as “target allocations.” Depending upon the Fund’s rules-based investment strategy, the equity target allocation may drop to approximately 30% and the debt target allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the target allocations or defensive allocations will be made between quarterly allocation dates.
Performance: For the six-months ended April 30, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.96% compared to the 7.95% return of the S&P Target Risk® Growth Index and the 8.45% return of the Fund’s composite index (“Composite Index”).(1)
Portfolio Specifics: In our view, our tactical signal, based on fundamentals, continues to indicate a positive outlook and was reflected in the Fund’s positioning, which held target allocations throughout the period. Performance of the Fund was positive for the period and the Fund’s return essentially matched its benchmark, the S&P Target Risk® Growth Index.
However, the Fund underperformed the Composite Index as, on average, the Underlying Funds did not match the returns of the sub-indices within the Composite that they represent.
Within equities Voya Small Company Fund contributed most to relative performance (vs the S&P Small Cap 600® Index), while Voya Multi-Manager International Factors Fund detracted the most (vs the MSCI EAFE® Index).
In Fixed Income, Voya High Yield Bond Fund contributed most to relative performance (vs the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Index), while Voya GNMA Income Fund detracted the most (vs the Bloomberg Barclays U.S. Treasury 20+ Year Bond Index).
Current Outlook and Strategy: We believe market volatility will continue to vex investors but there is still plenty of good news in the underlying market fundamentals. We believe the tax reform package will continue to positively affect a key component of U.S. GDP that has been missing — capital investment. In our view, the pessimism and fear in the markets could be the biggest risk for investors as last year’s market swings resulted in excess caution and sidelined investors who may have missed the rebound and best first quarter in 20 years. The new path forward is not without risks. Trade wars, political showdowns in the U.S. and Europe, China’s economic slowdown and the U.S. Federal Reserve Board’s path to normalization are weighing on investor sentiment. However, we believe long-term investors should pay attention to the most positive economic environment in 30 years, a decline in geopolitical tension and corporate earnings reaching all-time highs. In our view, this is a time when a broadly diversified portfolio, as near as the U.S. and as far away as the emerging markets, potentially can lower risk and increase return.

(1)
The Global Perspectives Fund Composite Index is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund’s portfolio can be compared. As of April 30, 2019, the Index allocation was approximately: 10% of the S&P 500® Index, 10% of the S&P MidCap 400® Index, 10% of the S&P SmallCap 600® Index, 10% of the FTSE EPRA Nareit Developed Index, 10% of the MSCI EAFE® Index, 10% of the MSCI Emerging Markets IndexSM, 10% of the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index, 10% of the Bloomberg Barclays U.S. Treasury 20+ Year Bond Index, 10% of the Bloomberg Barclays Global Aggregate Index, and 10% of the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Multi-Manager International Small Cap Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2019 (as a percentage of net assets)

Japan	23.6%
United Kingdom	12.9%
Canada	7.5%
France	6.3%
Australia	6.2%
Italy	5.8%
Germany	4.6%
Switzerland	4.4%
South Korea	3.1%
Sweden	2.9%
Countries between 0.0% – 2.7%^	21.6%
Assets in Excess of Other Liabilities*	1.1%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 30 countries, which each represents 0.0% – 2.7% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Small Cap Fund (“International Small Cap” or the “Fund”) seeks maximum long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Acadian Asset Management LLC (“Acadian”), Victory Capital Management Inc. (“Victory Capital”), and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Brendan O. Bradley, Ph.D., Senior Vice President and Director of Portfolio Management, and Ryan Taliaferro, Ph.D., Senior Vice President, Director, Equity Strategies, both Portfolio Managers of the Sleeve that is managed by Acadian*; Daniel B. LeVan, CFA, Lead Portfolio Manager and Chief Investment Officer, and John W. Evers, CFA, Senior Portfolio Manager, of the Sleeve that is managed by Victory Capital; and Simon H. Thomas, Senior Managing Director and Equity Portfolio Manager, and Daniel Maguire, CFA, Senior Managing Director and Equity Portfolio Manager, of the Sleeve that is managed by Wellington.
Performance: For the six-months ended April 30, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.14% compared to the S&P Developed ex-U.S. Small Cap Index and the MSCI EAFE® Small Cap Index, which returned 5.31% and 5.89%, respectively, for the same period.
Portfolio Specifics: Acadian Sleeve — The Sleeve underperformed the S&P Developed ex-U.S. Small Cap Index by approximately 155 basis points (-1.55%) for the six-months ended April 30, 2019. Negative active return from stock selection was joined with value lost from country allocations. With regard to stock selection, positions in Japan and Canada saw the weakest results, owing largely to holdings in Canadian forest products company Canfor and
Top Ten Holdings as of April 30, 2019* (as a percentage of net assets)

Thanachart Capital PCL	0.8%
Tecan Group AG	0.8%
UbiSoft Entertainment	0.7%
Kongsberg Gruppen ASA	0.6%
Yuasa Trading Co., Ltd.	0.6%
B&M European Value Retail SA	0.6%
Amadeus Fire AG	0.6%
Hikma Pharmaceuticals PLC	0.5%
Road King Infrastructure	0.5%
Charter Hall Group	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Japanese industrial machinery distributor Yuasa Trading. Stock selection in China was more successful, led by an investment in toll road operator Road King Infrastructure. From a country allocation perspective, underweight positions in the U.K. and Korea detracted most from return. An overweight position in Israel and an opportunistic exposure to Taiwan helped mitigate this result. Sector allocations yielded negative results, driven by an overweight position in energy and an underweight position in real estate.
Victory Capital Sleeve — The Sleeve outperformed the S&P Developed ex-U.S. Small Cap Index by approximately 177 basis points (1.77%) for the six-months ended April 30, 2019. International small-cap equity markets rebounded after a volatile fourth quarter of 2018 as the outlook for a U.S.-China trade deal improved and central banks are leaning towards a dovish stance. Overall security selection was positive and accounted for most of the Sleeve’s relative outperformance. Stylistically, growth outperformed value stocks by a wide margin. Notable outperformance was generated in the communication services, consumer discretionary and real estate sectors. Consumer discretionary holding JD Sports Fashion was the top contributor during the period. The UK athleisure retailer gained 57.4% as European consumers continue to favor the specialist athleisure retailer’s strong product range. The company’s acquisition of Finish Line provides a favorable outlook for translating growth success to the U.S. market. Within real estate, Charter Hall Group, gained 43.8% after reporting significant growth in performance fees and assets under management. The diversified REIT is benefitting from sustained demand for its Australian office portfolio.
On the downside, performance lagged in the industrials and materials sectors. German air spring manufacturer Stabilus declined 27.0% as sales growth expectations from its automotive segment were lowered due to a combination of a weaker total auto market and less content per vehicle from its power tailgate product. Within materials, Metsa Board was among the top detractors, down 34.0% on weaker than expected earnings. The Finnish container and packaging company declined as fears of a rising potential supply situation in the European packaging market weighed on investor sentiment.
Wellington Sleeve — The Sleeve underperformed the MSCI EAFE® Small Cap Index by approximately 471 basis points (-4.71%) for the six-months ended April 30, 2019. Security selection and sector allocation, a result of our bottom-up security selection process, both detracted from relative performance during the period.

Portfolio Managers’ Report	Voya Multi-Manager International Small Cap Fund

Selection within the consumer discretionary, industrials, and communication services sectors detracted most from relative returns. Stronger selection within the materials, information technology and energy sectors partially offset negative returns. The Sleeve’s underweight allocation to the information technology and real estate sectors also detracted. An underweight allocation to the consumer staples sector, however, contributed positively to returns. From a regional perspective, negative security selection in Europe and Japan detracted from relative performance while emerging markets, specifically South Korea, yielded positive results.
The top detractors during the period included IHI, a Japan-based heavy industry manufacturer, Toyo Tire and Rubber, a Japan-based tire manufacturer, and Kier Group, a UK-based construction and engineering firm. Kier was eliminated from the Sleeve during the period. Top contributors to relative performance during the period included NRW Holdings, an Australian mining and civil engineering company, Rhi Magnesita, a UK-based global supplier of refractory products, systems and services, and Cathay Pacific Airways, a Hong Kong based airline company.
Current Strategy and Outlook: Acadian Sleeve — Our approach emphasizes finding companies that we believe are attractively priced, have an improving outlook for earnings growth, strong operating and asset quality characteristics, and good momentum. We use a quantitative framework to trade off these characteristics and determine which companies are currently the best investments. We mostly emphasize stock selection, but also consider macroeconomic drivers and assess which countries and industries are most attractive. As of April 30, 2019, the Sleeve is overweight Israel, Canada, Italy, and Hong Kong. We also maintain opportunistic exposures to China, Taiwan, and Thailand. We are underweight the U.K., France, Switzerland, and Japan. At the sector level, we are emphasizing information technology, materials, and energy. Meanwhile, we are underweight industrials, consumer staples, and real estate.
Victory Capital Sleeve — While the ongoing global trade war has dampened manufacturing activity in Europe and Asia, services PMI remains resilient in both regions as healthy labor markets and rising wages have supported strong domestic demand. Global central banks including the European Central Bank and the Bank of Japan have signaled continued quantitative easing to stimulate investment amid slowing global growth. Although Brexit uncertainty remains, U.K. Parliament’s vote to extend Article 50 indicates lawmakers are committed to negotiating a deal before Britain withdraws from the European Union. We continue to be guided by our bottom-up analysis and remain focused on stock selection while adhering to our disciplined country and sector risk exposures.
Wellington Sleeve — Our investment process continues to prioritize intensive fundamental bottom-up research to select what we believe to be high quality stocks with strong balance sheets and good business models that are attractively valued relative to their global industry. Furthermore, we buy companies whose results we think will exceed consensus expectations over the next two to three years. We believe a disciplined approach to valuation and a quality orientation can offer the potential for better downside mitigation and overall performance over time.
The Sleeve ended the period with overweight exposure to the industrials, health care, and consumer discretionary sectors. The Sleeve was most underweight the real estate, information technology, and consumer staples sectors at the end of the period. Regionally, the Sleeve ended the period with overweight allocations to Japan and emerging markets, and an underweight allocation to Asia Pacific ex Japan as well as Europe.

*
Effective January 31, 2019, John R. Chisholm and Brian K. Wolahan were removed as portfolio managers to the Fund and Ryan Taliaferro was added as a portfolio manager to the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Russia Fund	Portfolio Managers’ Report

Sector Diversification as of April 30, 2019 (as a percentage of net assets)

Energy	43.5%
Financials	16.1%
Communication Services	6.8%
Information Technology	6.8%
Materials	6.4%
Consumer Staples	4.8%
Utilities	4.1%
Industrials	3.4%
Real Estate	1.0%
Assets in Excess of Other Liabilities*	7.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russia Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Renat Nadyukov, Portfolio Manager*, of NNIP Advisors B.V. (“NNIP Advisors”) — the Sub-Adviser.
Performance: For the six-months ended April 30, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 14.76% compared to the Russia Trading System (“RTS”) Index and the MSCI Russia 10/40 Index, which returned 12.66% and 9.05%, respectively, for the same period.
Portfolio Specifics: During the six-month period, Russian equities appreciated, benefiting from stable oil prices and stronger Russian Ruble. The proposed sanctions initiatives against Russia have not materialized and it seems few practical steps have been taken to impose additional sanctions on Russia. High oil prices, the delay in additional U.S. sanctions and significant inflows into local currency bonds supported investors’ demand for the Russian Ruble. Russia’s recent macroeconomic policy has been focused on strengthening the country’s resilience to external shocks which, we believe, strengthened the appeal of Russian assets to international investors. Russia continued to stand out among large emerging markets given its very low level of indebtedness, conservative fiscal & monetary policies and lower sensitivity to slowing global trade compared with other large emerging markets. While some of these policy changes might not have been deliberate, like Russia’s decreased reliance on the rapidly disappearing cheap offshore U.S. Dollar financing, we believe it might benefit Russia in the medium term. Given the negative growth in offshore U.S. Dollar financing of emerging market economies for the first time since 2009, it is our opinion that this reduced dependence on cheap U.S. Dollar financing could play in Russia’s favor relative to other emerging markets.
For the reporting period, the Fund outperformed the MSCI Russia 10/40 Index. Fund results were driven by stock selection, particularly by the contribution from stock selection in the energy and materials sectors. The Fund’s sector allocation within information technology and financials contributed the most to results, while the Fund’s allocation to the consumer staples and communication services sectors detracted the most from performance. The Fund maintained an allocation to cash, which contributed to performance during the reporting
Top Ten Holdings as of April 30, 2019* (as a percentage of net assets)

Lukoil PJSC ADR	11.9%
Tatneft	9.9%
Sberbank PAO ADR	7.4%
Novatek PJSC GDR	7.3%
EPAM Systems, Inc.	4.9%
Yandex NV	4.8%
X5 Retail Group N.V. GDR	4.8%
Halyk Savings Bank of Kazakhstan JSC GDR	4.8%
Inter RAO UES PJSC	4.1%
Sberbank of Russia PJSC	3.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
period.
The Fund continued to invest in companies with good standards of corporate governance that we believed were well-positioned to benefit from stable demand for Russian exports. At the same time, we maintained our exposure to carefully selected domestic consumption-driven companies that we believed to be better positioned to benefit from future economic recovery.
Current Outlook and Strategy: The outlook for Russian equities is dominated by geopolitical risks, global interest rate policies and commodity prices. We believe Russia currently enjoys one of the best positions globally in terms of macroeconomic fundamentals. In our opinion, Russian equities in fact screen particularly well among major emerging markets’ economies on sensitivity to slowing global trade and high energy prices, the major global issues currently at the forefront of market concerns. Despite potential short-term volatility spikes, we therefore believe that Russian equities could continue to do well in 2019 supported by higher government spending, plans to increase fixed asset investments and potentially more accommodative monetary policy.

*
Effective November 1, 2018, Ivo Luiten was removed as portfolio manager of the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice.  The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 to April 30, 2019. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2019*	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2019*
Voya Diversified Emerging Markets Debt Fund**
Class A	$1,000.00	$1,067.10	1.14%	$5.84	$1,000.00	$1,019.14	1.14%	$5.71
Class C	1,000.00	1,063.50	1.89	9.67	1,000.00	1,015.42	1.89	9.44
Class I	1,000.00	1,068.90	0.84	4.31	1,000.00	1,020.63	0.84	4.21
Class W	1,000.00	1,068.60	0.89	4.56	1,000.00	1,020.38	0.89	4.46
Voya Global Bond Fund
Class A	$1,000.00	$1,030.00	0.90%	$4.53	$1,000.00	$1,020.33	0.90%	$4.51
Class C	1,000.00	1,025.20	1.65	8.29	1,000.00	1,016.61	1.65	8.25
Class I	1,000.00	1,031.40	0.65	3.27	1,000.00	1,021.57	0.65	3.26
Class O	1,000.00	1,029.10	0.90	4.53	1,000.00	1,020.33	0.90	4.51
Class P	1,000.00	1,032.80	0.15	0.76	1,000.00	1,024.05	0.15	0.75
Class P3	1,000.00	1,033.50	0.00	0.00	1,000.00	1,024.79	0.00	0.00
Class R	1,000.00	1,028.30	1.15	5.78	1,000.00	1,019.09	1.15	5.76
Class R6	1,000.00	1,031.40	0.65	3.27	1,000.00	1,021.57	0.65	3.26
Class W	1,000.00	1,031.00	0.65	3.27	1,000.00	1,021.57	0.65	3.26

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2019*	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2019*
Voya Global Equity Fund
Class A	$1,000.00	$1,070.40	0.85%	$4.36	$1,000.00	$1,020.58	0.85%	$4.26
Class C	1,000.00	1,066.90	1.60	8.20	1,000.00	1,016.86	1.60	8.00
Class I	1,000.00	1,071.80	0.60	3.08	1,000.00	1,021.82	0.60	3.01
Class W	1,000.00	1,071.90	0.60	3.08	1,000.00	1,021.82	0.60	3.01
Voya Global Perspectives® Fund**
Class A	$1,000.00	$1,079.60	0.51%	$2.63	$1,000.00	$1,022.27	0.51%	$2.56
Class C	1,000.00	1,074.50	1.26	6.48	1,000.00	1,018.55	1.26	6.31
Class I	1,000.00	1,079.80	0.26	1.34	1,000.00	1,023.51	0.26	1.30
Class R	1,000.00	1,077.20	0.76	3.91	1,000.00	1,021.03	0.76	3.81
Class W	1,000.00	1,079.60	0.26	1.34	1,000.00	1,023.51	0.26	1.30
Voya Multi-Manager International Small Cap Fund
Class A	$1,000.00	$1,041.40	1.54%	$7.79	$1,000.00	$1,017.16	1.54%	$7.70
Class C	1,000.00	1,037.50	2.29	11.57	1,000.00	1,013.44	2.29	11.43
Class I	1,000.00	1,043.10	1.21	6.13	1,000.00	1,018.79	1.21	6.06
Class O	1,000.00	1,042.70	1.54	7.80	1,000.00	1,017.16	1.54	7.70
Class P3	1,000.00	1,034.60	0.00	0.00	1,000.00	1,024.79	0.00	0.00
Class W	1,000.00	1,043.00	1.29	6.53	1,000.00	1,018.40	1.29	6.46
Voya Russia Fund
Class A	$1,000.00	$1,147.60	2.00%	$10.65	$1,000.00	$1,014.88	2.00%	$9.99
Class I	1,000.00	1,148.90	1.74	9.27	1,000.00	1,016.17	1.74	8.70
Class W	1,000.00	1,148.60	1.75	9.32	1,000.00	1,016.12	1.75	8.75

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

**
The annualized expense ratios do not include expenses of underlying funds.

(1)
Commencement of operations was February 28, 2019. Expenses paid for the actual Fund’s return reflect the 62-day period ended April 30, 2019.

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2019 (Unaudited)

	Voya Diversified Emerging Markets Debt Fund	Voya Global Bond Fund	Voya Global Equity Fund	Voya Global Perspectives® Fund
ASSETS:
Investments in securities at fair value+*	$—	$223,844,778	$246,919,867	$—
Investments in affiliated underlying funds at fair value**	17,196,807	—	—	49,753,312
Investments in unaffiliated underlying funds at fair value***	—	—	—	5,504,157
Short-term investments at fair value****	235,000	81,231,681	903,476	—
Cash	8,685	11,881,443	166,561	121,859
Cash collateral for futures	—	692,362	—	—
Cash pledged for centrally cleared swaps (Note 2)	—	1,780,000	—	—
Cash pledged as collateral for OTC derivatives (Note 2)	—	1,204,000	—	—
Foreign currencies at value*****	—	111,583	31,584	—
Foreign cash collateral for futures******	—	51,502	—	—
Receivables:
Investment securities sold	11,250	117,634	—	—
Fund shares sold	1,002	229,953	25,847	147,097
Dividends	237	32,450	686,394	—
Interest	—	1,788,793	—	—
Foreign tax reclaims	—	13,549	308,813	—
Unrealized appreciation on forward foreign currency contracts	1,980	1,357,008	—	—
Variation margin receivable on centrally cleared swaps	—	19,211	—	—
Prepaid expenses	33,831	68,833	38,939	49,210
Reimbursement due from manager	9,835	21,419	33,453	8,791
Other assets	318	15,485	64,121	1,079
Total assets	17,498,945	324,461,684	249,179,055	55,585,505
LIABILITIES:
Income distribution payable	—	15,118	—	—
Payable for investment securities purchased	—	19,208,748	—	—
Payable for investments in affiliated underlying funds purchased	—	—	—	77,846
Payable for fund shares redeemed	4,374	292,348	327,240	50,103
Payable upon receipt of securities loaned	—	3,569,180	413,476	—
Unrealized depreciation on forward foreign currency contracts	271	2,157,765	—	—
Unrealized depreciation on forward premium swaptions	—	111,817	—	—
Cash received as collateral for OTC derivatives (Note 2)	—	10,000	—	—
Payable for investment management fees	11,455	105,085	101,598	10,312
Payable for distribution and shareholder service fees	78	18,721	71,151	16,031
Payable to trustees under the deferred compensation plan (Note 7)	318	15,485	64,121	1,079
Payable for trustee fees	87	1,178	1,213	264
Other accrued expenses and liabilities	8,170	130,152	388,100	14,803
Written options, at fair value^	—	425,645	—	—
Total liabilities	24,753	26,061,242	1,366,899	170,438
NET ASSETS	$17,474,192	$298,400,442	$247,812,156	$55,415,067
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$17,664,556	$299,026,143	$291,466,579	$54,261,960
Total distributable earnings (loss)	(190,364)	(625,701)	(43,654,423)	1,153,107
NET ASSETS	$17,474,192	$298,400,442	$247,812,156	$55,415,067
+ Including securities loaned at value	$—	$3,422,758	$402,058	$—
* Cost of investments in securities	$—	$221,231,181	$236,656,790	$—
** Cost of investments in affiliated underlying funds	$17,569,586	$—	$—	$49,388,641
*** Cost of investments in unaffiliated underlying funds	$—	$—	$—	$5,419,374
**** Cost of short-term investments	$235,000	$81,235,359	$903,476	$—
***** Cost of foreign currencies	$—	$159,190	$31,443	$—
****** Cost of foreign cash collateral for futures	$—	$51,502	$—	$—
^ Premiums received on written options	$—	$205,667	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2019 (Unaudited) (continued)

	Voya Diversified Emerging Markets Debt Fund	Voya Global Bond Fund	Voya Global Equity Fund	Voya Global Perspectives® Fund
Class A
Net assets	$364,619	$35,259,177	$168,788,806	$7,198,295
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	39,703	3,724,238	4,703,852	649,364
Net asset value and redemption price per share†	$9.18	$9.47	$35.88	$11.09
Maximum offering price per share (5.75%)(1)	$9.42(2)	$9.71(2)	$38.07	$11.77
Class C
Net assets	$32,969	$10,663,651	$44,485,809	$4,985,859
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	3,666	1,132,964	1,330,912	455,308
Net asset value and redemption price per share†	$8.99	$9.41	$33.43	$10.95
Class I
Net assets	$17,043,321	$53,548,998	$32,138,334	$2,744,006
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	1,853,018	5,685,559	887,833	247,147
Net asset value and redemption price per share	$9.20	$9.42	$36.20	$11.10
Class O
Net assets	n/a	$2,603	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	281	n/a	n/a
Net asset value and redemption price per share	n/a	$9.26	n/a	n/a
Class P
Net assets	n/a	$110,387	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	11,642	n/a	n/a
Net asset value and redemption price per share	n/a	$9.48	n/a	n/a
Class P3
Net assets	n/a	$1,422,461	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	150,609	n/a	n/a
Net asset value and redemption price per share	n/a	$9.44	n/a	n/a
Class R
Net assets	n/a	$6,360,253	n/a	$25,316,384
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$—	n/a	$—
Shares outstanding	n/a	673,184	n/a	2,292,903
Net asset value and redemption price per share	n/a	$9.45	n/a	$11.04
Class R6
Net assets	n/a	$118,631,442	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	12,559,527	n/a	n/a
Net asset value and redemption price per share	n/a	$9.45	n/a	n/a
Class W
Net assets	$33,283	$72,401,470	$2,399,207	$15,170,523
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	3,627	7,823,762	66,327	1,364,022
Net asset value and redemption price per share	$9.18	$9.25	$36.17	$11.12

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

(2)
Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2019 (Unaudited)

	Voya Multi- Manager International Small Cap Fund	Voya Russia Fund
ASSETS:
Investments in securities at fair value+*	$168,923,955	$74,579,541
Short-term investments at fair value**	3,810,988	4,609,892
Cash	—	415,436
Foreign currencies at value***	586,610	388
Receivables:
Investment securities sold	431,107	3,312,887
Fund shares sold	18,870	14,513
Dividends	689,806	342,492
Foreign tax reclaims	198,964	3,903
Unrealized appreciation on forward foreign currency contracts	751	—
Prepaid expenses	54,385	21,648
Reimbursement due from manager	26,948	2,596
Other assets	15,748	11,729
Total assets	174,758,132	83,315,025
LIABILITIES:
Payable for investment securities purchased	389,737	2,621,364
Payable for fund shares redeemed	1,013,012	57,123
Payable upon receipt of securities loaned	2,739,553	—
Unrealized depreciation on forward foreign currency contracts	127	—
Payable for investment management fees	148,944	87,546
Payable for distribution and shareholder service fees	17,836	15,749
Payable to trustees under the deferred compensation plan (Note 7)	15,748	11,729
Payable for trustee fees	827	378
Other accrued expenses and liabilities	251,914	222,815
Total liabilities	4,577,698	3,016,704
NET ASSETS	$170,180,434	$80,298,321
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$164,357,197	$53,491,790
Total distributable earnings	5,823,237	26,806,531
NET ASSETS	$170,180,434	$80,298,321
+ Including securities loaned at value	$2,539,669	$—
* Cost of investments in securities	$159,720,246	$47,829,256
** Cost of short-term investments	$3,810,988	$4,609,892
*** Cost of foreign currencies	$588,249	$485
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2019 (Unaudited) (continued)

	Voya Multi- Manager International Small Cap Fund	Voya Russia Fund
Class A
Net assets	$51,190,369	$77,995,431
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	997,874	2,349,613
Net asset value and redemption price per share†	$51.30	$33.20
Maximum offering price per share (5.75%)(1)	$54.43	$35.23
Class C
Net assets	$8,723,783	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	184,183	n/a
Net asset value and redemption price per share†	$47.36	n/a
Class I
Net assets	$77,814,545	$1,938,392
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	1,524,257	58,212
Net asset value and redemption price per share	$51.05	$33.30
Class O
Net assets	$1,551	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	30	n/a
Net asset value and redemption price per share	$51.39	n/a
Class P3
Net assets	$3,104	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	61	n/a
Net asset value and redemption price per share	$51.15	n/a
Class W
Net assets	$32,447,082	$364,498
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	515,533	10,973
Net asset value and redemption price per share	$62.94	$33.22

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended April 30, 2019 (Unaudited)

	Voya Diversified Emerging Markets Debt Fund	Voya Global Bond Fund	Voya Global Equity Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,326	$152,837	$4,108,477
Interest, net of foreign taxes withheld*	—	4,203,404	—
Dividends from affiliated underlying funds	354,089	—	—
Securities lending income, net	—	4,276	12,354
Total investment income	355,415	4,360,517	4,120,831
EXPENSES:
Investment management fees	69,368	584,376	601,220
Distribution and shareholder service fees:
Class A	263	43,051	202,071
Class C	154	57,986	228,222
Class O	—	3	—
Class R	—	15,703	—
Transfer agent fees:
Class A	48	23,613	134,481
Class C	13	7,951	38,012
Class I	8,590	10,819	12,768
Class O	—	2	—
Class P	—	43	—
Class P3	—	11	—
Class R	—	4,306	—
Class R6	—	142	—
Class W	35	47,255	1,971
Shareholder reporting expense	362	23,932	21,144
Registration fees	37,295	79,754	29,882
Professional fees	7,783	35,838	39,402
Custody and accounting expense	5,068	73,707	40,603
Trustee fees	350	4,714	4,850
Miscellaneous expense	4,302	10,001	11,410
Interest expense	206	2,257	1,211
Total expenses	133,837	1,025,464	1,367,247
Waived and reimbursed fees	(60,111)	(147,855)	(210,783)
Net expenses	73,726	877,609	1,156,464
Net investment income	281,689	3,482,908	2,964,367
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	67,260	(1,282,426)	(6,723,580)
Sale of affiliated underlying funds	(64,829)	—	—
Forward foreign currency contracts	(4,446)	(1,874,599)	—
Foreign currency related transactions	—	53,244	12,525
Futures	—	208,391	—
Swaps	—	1,653,593	—
Written options	—	(117,591)	—
Net realized loss	(2,015)	(1,359,388)	(6,711,055)
Net change in unrealized appreciation (depreciation) on:
Investments	—	6,923,524	20,201,763
Affiliated underlying funds	896,361	—	—
Forward foreign currency contracts	(5,171)	510,176	—
Foreign currency related transactions	—	11,023	(296)
Futures	—	1,112,671	—
Swaps	—	(4,242,427)	—
Written options	—	396,075	—
Net change in unrealized appreciation (depreciation)	891,190	4,711,042	20,201,467
Net realized and unrealized gain	889,175	3,351,654	13,490,412
Increase in net assets resulting from operations	$1,170,864	$6,834,562	$16,454,779
* Foreign taxes withheld	$—	$19,202	$272,144
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended April 30, 2019 (Unaudited)

	Voya Global Perspectives® Fund	Voya Multi- Manager International Small Cap Fund	Voya Russia Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$1,846,813	$1,240,990
Dividends from affiliated underlying funds	731,630	—	—
Dividends from unaffiliated underlying funds	54,850	—	—
Securities lending income, net	—	35,318	246
Total investment income	786,480	1,882,131	1,241,236
EXPENSES:
Investment management fees	54,964	902,287	505,921
Distribution and shareholder service fees:
Class A	8,571	62,616	90,645
Class C	25,331	44,406	—
Class O	—	2	—
Class R	61,247	—	—
Transfer agent fees:
Class A	1,499	27,834	74,208
Class C	1,107	4,935	—
Class I	754	23,108	1,441
Class P3	—	3	—
Class R	5,353	—	—
Class W	2,868	16,646	359
Shareholder reporting expense	3,077	6,714	4,110
Registration fees	40,278	61,247	23,632
Professional fees	11,550	38,372	14,706
Custody and accounting expense	3,815	149,520	45,382
Trustee fees	1,055	3,308	1,511
Miscellaneous expense	6,211	8,674	4,542
Interest expense	—	2,124	61
Total expenses	227,680	1,351,796	766,518
Waived and reimbursed fees	(64,046)	(213,618)	(19,209)
Brokerage commission recapture	—	(1,004)	—
Net expenses	163,634	1,137,174	747,309
Net investment income	622,846	744,957	493,927
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	—	(2,614,845)	4,375,535
Sale of affiliated underlying funds	(945,712)	—	—
Capital gain distributions from affiliated underlying funds	2,688,428	—	—
Forward foreign currency contracts	—	(19,059)	—
Foreign currency related transactions	—	(11,569)	13,966
Net realized gain (loss)	1,742,716	(2,645,473)	4,389,501
Net change in unrealized appreciation (depreciation) on:
Investments	—	8,416,831	5,511,109
Affiliated underlying funds	1,564,087	—	—
Unaffiliated underlying funds	84,784	—	—
Forward foreign currency contracts	—	300	—
Foreign currency related transactions	—	2,055	275
Net change in unrealized appreciation (depreciation)	1,648,871	8,419,186	5,511,384
Net realized and unrealized gain	3,391,587	5,773,713	9,900,885
Increase in net assets resulting from operations	$4,014,433	$6,518,670	$10,394,812
* Foreign taxes withheld	$—	$222,321	$111,180
^ Foreign taxes on sale of Indian investments	$—	$143	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Diversified Emerging Markets Debt Fund		Voya Global Bond Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
FROM OPERATIONS:
Net investment income	$281,689	$644,719	$3,482,908	$8,286,469
Net realized gain (loss)	(2,015)	249,397	(1,359,388)	(3,237,876)
Net change in unrealized appreciation (depreciation)	891,190	(1,794,016)	4,711,042	(8,347,437)
Increase (decrease) in net assets resulting from operations	1,170,864	(899,900)	6,834,562	(3,298,844)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(8,024)	(4,600)	(496,044)	(645,646)
Class C	(1,179)	(511)	(126,602)	(172,116)
Class I	(752,579)	(705,665)	(629,482)	(1,023,476)
Class O	—	—	(36)	(41,223)
Class P	—	—	(1,959)	(2,779)
Class P3	—	—	(20,263)	(7,098)
Class R	—	—	(79,862)	(104,728)
Class R6	—	—	(1,027,390)	(1,579,780)
Class W	(960)	(800)	(1,038,431)	(1,385,326)
Return of capital:
Class A	—	—	(275,424)	(967,529)
Class C	—	—	(89,755)	(369,808)
Class I	—	—	(373,656)	(1,122,573)
Class O	—	—	(21)	(49,688)
Class P	—	—	(860)	(2,606)
Class P3	—	—	(9,870)	(10,644)
Class R	—	—	(49,938)	(163,828)
Class R6	—	—	(625,550)	(1,897,884)
Class W	—	—	(556,043)	(1,781,595)
Total distributions	(762,742)	(711,576)	(5,401,186)	(11,328,327)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,260,695	3,703,339	101,451,197	103,688,492
Reinvestment of distributions	762,742	711,576	5,302,769	10,837,235
	2,023,437	4,414,915	106,753,966	114,525,727
Cost of shares redeemed	(2,652,932)	(7,875,091)	(37,756,400)	(128,836,863)
Net increase (decrease) in net assets resulting from capital share transactions	(629,495)	(3,460,176)	68,997,566	(14,311,136)
Net increase (decrease) in net assets	(221,373)	(5,071,652)	70,430,942	(28,938,307)
NET ASSETS:
Beginning of year or period	17,695,565	22,767,217	227,969,500	256,907,807
End of year or period	$17,474,192	$17,695,565	$298,400,442	$227,969,500
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Equity Fund		Voya Global Perspectives® Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
FROM OPERATIONS:
Net investment income	$2,964,367	$4,761,151	$622,846	$946,276
Net realized gain (loss)	(6,711,055)	58,045,943	1,742,716	2,414,744
Net change in unrealized appreciation (depreciation)	20,201,467	(65,280,301)	1,648,871	(5,244,711)
Increase (decrease) in net assets resulting from operations	16,454,779	(2,473,207)	4,014,433	(1,883,691)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(2,172,365)	(6,733,823)	(456,040)	(299,966)
Class C	(427,868)	(1,397,184)	(313,859)	(180,015)
Class I	(462,728)	(1,356,745)	(194,728)	(84,281)
Class R	—	—	(1,585,292)	(856,509)
Class W	(36,555)	(126,473)	(823,217)	(198,534)
Total distributions	(3,099,516)	(9,614,225)	(3,373,136)	(1,619,305)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	15,229,563	12,280,561	6,361,967	18,473,657
Reinvestment of distributions	2,587,353	7,939,114	3,372,928	1,596,862
	17,816,916	20,219,675	9,734,895	20,070,519
Cost of shares redeemed	(27,329,215)	(49,760,505)	(6,954,796)	(9,251,079)
Net increase (decrease) in net assets resulting from capital share transactions	(9,512,299)	(29,540,830)	2,780,099	10,819,440
Net increase (decrease) in net assets	3,842,964	(41,628,262)	3,421,396	7,316,444
NET ASSETS:
Beginning of year or period	243,969,192	285,597,454	51,993,671	44,677,227
End of year or period	$247,812,156	$243,969,192	$55,415,067	$51,993,671
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Multi-Manager International Small Cap Fund		Voya Russia Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
FROM OPERATIONS:
Net investment income	$744,957	$1,837,786	$493,927	$2,259,531
Net realized gain (loss)	(2,645,473)	14,862,935	4,389,501	6,170,964
Net change in unrealized appreciation (depreciation)	8,419,186	(39,611,541)	5,511,384	(4,559,096)
Increase (decrease) in net assets resulting from operations	6,518,670	(22,910,820)	10,394,812	3,871,399
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(5,080,965)	(562,656)	(1,827,663)	(2,141,437)
Class C	(928,465)	(15,607)	—	—
Class I	(8,228,109)	(1,040,110)	(78,896)	(191,534)
Class O	(129)	(30,252)	—	—
Class W	(2,481,272)	(607,003)	(9,935)	(15,063)
Total distributions	(16,718,940)	(2,255,628)	(1,916,494)	(2,348,034)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	10,387,676	55,344,688	1,541,973	3,481,426
Reinvestment of distributions	14,006,679	2,039,974	1,765,885	2,136,038
	24,394,355	57,384,662	3,307,858	5,617,464
Redemption fee proceeds (Note 4)	—	—	15,577	71,554
Cost of shares redeemed	(18,759,545)	(71,182,894)	(7,668,890)	(17,887,773)
Net increase (decrease) in net assets resulting from capital share transactions	5,634,810	(13,798,232)	(4,345,455)	(12,198,755)
Net increase (decrease) in net assets	(4,565,460)	(38,964,680)	4,132,863	(10,675,390)
NET ASSETS:
Beginning of year or period	174,745,894	213,710,574	76,165,458	86,840,848
End of year or period	$170,180,434	$174,745,894	$80,298,321	$76,165,458
See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Diversified Emerging Markets Debt Fund(4)
Class A
04-30-19+	8.96	0.13•	0.45	0.58	0.26	0.10	—	0.36	—	9.18	6.71	1.76	1.14	1.14	2.98	365	50
10-31-18	9.72	0.27•	(0.74)	(0.47)	0.29	—	—	0.29	—	8.96	(5.01)	1.92	1.14	1.14	2.95	197	50
10-31-17	9.42	0.29•	0.15	0.44	0.14	—	—	0.14	—	9.72	4.78	1.77	1.14	1.14	3.03	128	12
10-31-16	9.17	0.21•	0.46	0.67	0.42	—	—	0.42	—	9.42	7.72	2.74	1.15	1.15	2.26	47	2
10-31-15	9.72	0.33•	(0.52)	(0.19)	0.36	—	—	0.36	—	9.17	(1.95)	8.46	1.15	1.15	3.52	19	74
10-31-14	9.67	0.30	0.21	0.51	0.46	—	—	0.46	—	9.72	5.57	10.22	1.11	1.11	3.09	38	67
Class C
04-30-19+	8.78	0.10•	0.44	0.54	0.23	0.10	—	0.33	—	8.99	6.35	2.51	1.89	1.89	2.22	33	50
10-31-18	9.54	0.19	(0.74)	(0.55)	0.21	—	—	0.21	—	8.78	(5.95)	2.67	1.89	1.89	2.19	24	50
10-31-17	9.28	0.21•	0.16	0.37	0.11	—	—	0.11	—	9.54	4.07	2.52	1.89	1.89	2.25	23	12
10-31-16	9.06	0.11	0.48	0.59	0.37	—	—	0.37	—	9.28	6.94	3.49	1.90	1.90	1.36	11	2
10-31-15	9.66	0.23•	(0.48)	(0.25)	0.35	—	—	0.35	—	9.06	(2.57)	9.21	1.90	1.90	2.49	10	74
10-31-14	9.61	0.24	0.19	0.43	0.38	—	—	0.38	—	9.66	4.73	10.97	1.86	1.86	2.45	3	67
Class I
04-30-19+	9.00	0.15•	0.45	0.60	0.30	0.10	—	0.40	—	9.20	6.89	1.54	0.84	0.84	3.25	17,043	50
10-31-18	9.76	0.30•	(0.76)	(0.46)	0.30	—	—	0.30	—	9.00	(4.88)	1.46	0.84	0.84	3.22	17,453	50
10-31-17	9.44	0.31•	0.16	0.47	0.15	—	—	0.15	—	9.76	5.14	1.42	0.84	0.84	3.30	22,595	12
10-31-16	9.21	0.29•	0.41	0.70	0.47	—	—	0.47	—	9.44	8.14	2.25	0.85	0.85	3.17	17,615	2
10-31-15	9.76	0.35	(0.51)	(0.16)	0.39	—	—	0.39	—	9.21	(1.61)	8.07	0.85	0.85	3.67	1,009	74
10-31-14	9.70	0.34	0.19	0.53	0.47	—	—	0.47	—	9.76	5.76	9.77	0.81	0.81	3.50	1,026	67
Class W
04-30-19+	8.98	0.14•	0.46	0.60	0.30	0.10	—	0.40	—	9.18	6.86	1.51	0.89	0.89	3.22	33	50
10-31-18	9.74	0.30•	(0.76)	(0.46)	0.30	—	—	0.30	—	8.98	(4.91)	1.67	0.89	0.89	3.18	22	50
10-31-17	9.43	0.31•	0.15	0.46	0.15	—	—	0.15	—	9.74	5.07	1.52	0.89	0.89	3.25	21	12
10-31-16	9.21	0.23•	0.46	0.69	0.47	—	—	0.47	—	9.43	7.99	2.49	0.90	0.90	2.50	6	2
10-31-15	9.76	0.35	(0.51)	(0.16)	0.39	—	—	0.39	—	9.21	(1.64)	8.21	0.90	0.90	3.66	3	74
10-31-14	9.69	0.34	0.19	0.53	0.46	—	—	0.46	—	9.76	5.79	9.97	0.86	0.86	3.45	3	67
Voya Global Bond Fund
Class A
04-30-19+	9.40	0.13•	0.15	0.28	0.14	—	0.07	0.21	—	9.47	3.00	1.08	0.90	0.90	2.83	35,259	113
10-31-18	9.94	0.30•	(0.42)	(0.12)	0.18	—	0.24	0.42	—	9.40	(1.32)	1.05	0.91	0.91	3.08	32,989	105
10-31-17	9.88	0.28•	0.23	0.51	0.34	—	0.11	0.45	—	9.94	5.37	1.02	0.90	0.90	2.90	32,570	153
10-31-16	9.75	0.23•	0.32	0.55	0.17	0.07	0.18	0.42	—	9.88	5.72	0.98	0.90	0.90	2.31	43,467	256
10-31-15	10.76	0.29•	(0.88)	(0.59)	0.04	—	0.38	0.42	—	9.75	(5.58)	0.98	0.90	0.90	2.80	60,274	396
10-31-14	10.99	0.39•	(0.20)	0.19	—	—	0.42	0.42	—	10.76	1.72	0.98	0.90	0.90	3.58	87,055	508
Class C
04-30-19+	9.35	0.10•	0.13	0.23	0.10	—	0.07	0.17	—	9.41	2.52	1.83	1.65	1.65	2.07	10,664	113
10-31-18	9.88	0.23•	(0.42)	(0.19)	0.10	—	0.24	0.34	—	9.35	(1.99)	1.80	1.66	1.66	2.34	12,578	105
10-31-17	9.82	0.21•	0.22	0.43	0.27	—	0.10	0.37	—	9.88	4.53	1.77	1.65	1.65	2.14	17,015	153
10-31-16	9.69	0.15•	0.32	0.47	0.11	0.07	0.16	0.34	—	9.82	4.96	1.73	1.65	1.65	1.55	22,136	256
10-31-15	10.70	0.21•	(0.88)	(0.67)	0.02	—	0.32	0.34	—	9.69	(6.32)	1.73	1.65	1.65	2.04	28,336	396
10-31-14	10.92	0.31•	(0.19)	0.12	—	—	0.34	0.34	—	10.70	1.04	1.73	1.65	1.65	2.81	43,740	508
Class I
04-30-19+	9.35	0.14•	0.15	0.29	0.15	—	0.07	0.22	—	9.42	3.14	0.75	0.65	0.65	3.09	53,549	113
10-31-18	9.89	0.33•	(0.42)	(0.09)	0.21	—	0.24	0.45	—	9.35	(1.06)	0.71	0.66	0.66	3.33	35,067	105
10-31-17	9.84	0.30•	0.24	0.54	0.37	—	0.12	0.49	—	9.89	5.59	0.68	0.65	0.65	3.08	53,004	153
10-31-16	9.71	0.25•	0.33	0.58	0.19	0.07	0.19	0.45	—	9.84	6.06	0.61	0.61	0.61	2.58	84,141	256
10-31-15	10.72	0.31•	(0.87)	(0.56)	0.05	—	0.40	0.45	—	9.71	(5.32)	0.61	0.61	0.61	3.09	103,129	396
10-31-14	10.95	0.40	(0.18)	0.22	—	—	0.45	0.45	—	10.72	2.01	0.63	0.63	0.63	3.81	180,697	508
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Bond Fund (continued)
Class O
04-30-19+	9.20	0.13•	0.13	0.26	0.13	—	0.07	0.20	—	9.26	2.91	1.08	0.90	0.90	2.82	3	113
10-31-18	9.72	0.30•	(0.41)	(0.11)	0.17	—	0.24	0.41	—	9.20	(1.23)	1.05	0.91	0.91	3.11	3	105
10-31-17	9.67	0.28	0.22	0.50	0.34	—	0.11	0.45	—	9.72	5.32	1.02	0.90	0.90	2.92	2,331	153
10-31-16	9.55	0.21	0.33	0.54	0.18	0.07	0.17	0.42	—	9.67	5.75	0.98	0.90	0.90	2.29	2,291	256
10-31-15	10.55	0.28•	(0.86)	(0.58)	0.04	—	0.38	0.42	—	9.55	(5.59)	0.98	0.90	0.90	2.79	2,359	396
10-31-14	10.78	0.37	(0.18)	0.19	—	—	0.42	0.42	—	10.55	1.77	0.98	0.90	0.90	3.55	3,092	508
Class P
04-30-19+	9.42	0.17•	0.13	0.30	0.17	—	0.07	0.24	—	9.48	3.28	0.78	0.15	0.15	3.58	110	113
10-31-18	9.96	0.38•	(0.42)	(0.04)	0.26	—	0.24	0.50	—	9.42	(0.51)	0.70	0.16	0.16	3.86	106	105
10-31-17	9.90	0.36	0.22	0.58	0.40	—	0.12	0.52	—	9.96	6.05	0.66	0.15	0.15	3.68	104	153
06-29-16(5) - 10-31-16	10.09	0.12•	(0.16)	(0.04)	0.05	0.07	0.03	0.15	—	9.90	(0.42)	0.60	0.10	0.10	3.33	100	256
Class P3
04-30-19+	9.38	0.17•	0.14	0.31	0.18	—	0.07	0.25	—	9.44	3.35	0.70	0.00*	0.00*	3.74	1,422	113
06-01-18(5) - 10-31-18	9.74	0.16•	(0.32)	(0.16)	0.08	—	0.12	0.20	—	9.38	(1.59)	0.67	0.01	0.01	4.06	916	105
Class R
04-30-19+	9.38	0.12•	0.14	0.26	0.12	—	0.07	0.19	—	9.45	2.83	1.33	1.15	1.15	2.57	6,360	113
10-31-18	9.91	0.28	(0.42)	(0.14)	0.15	—	0.24	0.39	—	9.38	(1.47)	1.30	1.16	1.16	2.85	6,263	105
10-31-17	9.86	0.26	0.22	0.48	0.32	—	0.11	0.43	—	9.91	4.99	1.27	1.15	1.15	2.68	6,592	153
10-31-16	9.73	0.20•	0.32	0.52	0.15	0.07	0.17	0.39	—	9.86	5.48	1.23	1.15	1.15	2.02	5,804	256
10-31-15	10.74	0.26•	(0.87)	(0.61)	0.04	—	0.36	0.40	—	9.73	(5.78)	1.23	1.15	1.15	2.57	3,530	396
10-31-14	10.97	0.33•	(0.17)	0.16	—	—	0.39	0.39	—	10.74	1.49	1.23	1.15	1.15	3.01	1,022	508
Class R6
04-30-19+	9.38	0.14•	0.15	0.29	0.15	—	0.07	0.22	—	9.45	3.14	0.70	0.65	0.65	3.07	118,631	113
10-31-18	9.92	0.33•	(0.42)	(0.09)	0.21	—	0.24	0.45	—	9.38	(1.02)	0.67	0.66	0.66	3.34	69,687	105
10-31-17	9.88	0.30•	0.23	0.53	0.37	—	0.12	0.49	—	9.92	5.51	0.63	0.63	0.63	3.08	78,862	153
10-31-16	9.75	0.26•	0.32	0.58	0.19	0.07	0.19	0.45	—	9.88	6.06	0.59	0.59	0.59	2.61	183,254	256
10-31-15	10.76	0.32•	(0.88)	(0.56)	0.05	—	0.40	0.45	—	9.75	(5.27)	0.59	0.59	0.59	3.13	220,401	396
10-31-14	10.99	0.42•	(0.20)	0.22	—	—	0.45	0.45	—	10.76	2.03	0.60	0.60	0.60	3.86	204,999	508
Class W
04-30-19+	9.18	0.14•	0.14	0.28	0.14	—	0.07	0.21	—	9.25	3.10	0.83	0.65	0.65	3.07	72,401	113
10-31-18	9.71	0.32	(0.42)	(0.10)	0.19	—	0.24	0.43	—	9.18	(1.09)	0.80	0.66	0.66	3.36	70,360	105
10-31-17	9.66	0.30•	0.23	0.53	0.36	—	0.12	0.48	—	9.71	5.61	0.77	0.65	0.65	3.13	66,430	153
10-31-16	9.54	0.25•	0.31	0.56	0.19	0.07	0.18	0.44	—	9.66	6.02	0.73	0.65	0.65	2.52	93,181	256
10-31-15	10.54	0.32•	(0.87)	(0.55)	0.05	—	0.40	0.45	—	9.54	(5.35)	0.73	0.65	0.65	3.22	70,620	396
10-31-14	10.78	0.40	(0.19)	0.21	—	—	0.45	0.45	—	10.54	1.93	0.73	0.65	0.65	3.77	34,280	508
Voya Global Equity Fund
Class A
04-30-19+	33.99	0.44•	1.91	2.35	0.46	—	—	0.46	—	35.88	7.04	1.04	0.85	0.85	2.58	168,789	44
10-31-18	35.74	0.67•	(1.07)	(0.40)	1.35	—	—	1.35	—	33.99	(1.29)	1.33	1.11	1.11	1.86	164,032	140
10-31-17	29.23	0.58•	6.34	6.92	0.41	—	—	0.41	—	35.74	23.96	1.62	1.35	1.35	1.80	188,815	59
10-31-16	29.96	0.42•	(0.70)	(0.28)	0.45	—	—	0.45	—	29.23	(0.90)	1.56	1.36	1.36	1.46	169,320	92
10-31-15	31.66	0.50•	(0.86)	(0.36)	1.34	—	—	1.34	—	29.96	(1.17)(a)	1.50	1.35	1.35	1.62	208,797	147
10-31-14	31.26	0.90•	(0.51)	0.39	0.02	—	—	0.02	0.03	31.66	1.33(b)	1.49	1.35	1.35	2.79	186,003	57
Class C
04-30-19+	31.64	0.29•	1.79	2.08	0.29	—	—	0.29	—	33.43	6.69	1.79	1.60	1.60	1.81	44,486	44
10-31-18	33.14	0.37•	(1.01)	(0.64)	0.86	—	—	0.86	—	31.64	(2.06)	2.08	1.86	1.86	1.11	48,210	140
10-31-17	27.11	0.29•	5.93	6.22	0.19	—	—	0.19	—	33.14	23.08	2.37	2.10	2.10	0.99	58,225	59
10-31-16	27.83	0.19•	(0.66)	(0.47)	0.25	—	—	0.25	—	27.11	(1.68)	2.31	2.11	2.11	0.71	73,106	92
10-31-15	29.40	0.26•	(0.81)	(0.55)	1.02	—	—	1.02	—	27.83	(1.91)(a)	2.25	2.10	2.10	0.90	93,243	147
10-31-14	29.23	0.61•	(0.47)	0.14	—	—	—	—	0.03	29.40	0.58(b)	2.24	2.10	2.10	2.03	112,882	57
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Equity Fund (continued)
Class I
04-30-19+	34.30	0.48•	1.94	2.42	0.52	—	—	0.52	—	36.20	7.18	0.71	0.60	0.60	2.81	32,138	44
10-31-18	36.12	0.77•	(1.08)	(0.31)	1.51	—	—	1.51	—	34.30	(1.05)	1.00	0.86	0.86	2.11	29,178	140
10-31-17	29.53	0.67•	6.41	7.08	0.49	—	—	0.49	—	36.12	24.32	1.21	1.10	1.10	2.04	34,854	59
10-31-16	30.26	0.52	(0.74)	(0.22)	0.51	—	—	0.51	—	29.53	(0.70)	1.23	1.11	1.11	1.70	30,738	92
10-31-15	32.01	0.58•	(0.86)	(0.28)	1.47	—	—	1.47	—	30.26	(0.90)(a)	1.24	1.10	1.10	1.88	37,562	147
10-31-14	31.54	0.95•	(0.48)	0.47	0.03	—	—	0.03	0.03	32.01	1.58(b)	1.21	1.10	1.10	2.93	44,586	57
Class W
04-30-19+	34.27	0.49•	1.93	2.42	0.52	—	—	0.52	—	36.17	7.19	0.79	0.60	0.60	2.84	2,399	44
10-31-18	36.09	0.75•	(1.07)	(0.32)	1.50	—	—	1.50	—	34.27	(1.07)	1.08	0.86	0.86	2.07	2,549	140
10-31-17	29.51	0.70•	6.37	7.07	0.49	—	—	0.49	—	36.09	24.31	1.37	1.10	1.10	2.14	3,703	59
10-31-16	30.24	0.49•	(0.71)	(0.22)	0.51	—	—	0.51	—	29.51	(0.69)	1.31	1.11	1.11	1.69	2,788	92
10-31-15	31.96	0.59•	(0.87)	(0.28)	1.44	—	—	1.44	—	30.24	(0.89)(a)	1.25	1.10	1.10	1.90	4,027	147
10-31-14	31.49	1.06•	(0.59)	0.47	0.03	—	—	0.03	0.03	31.96	1.59(b)	1.24	1.10	1.10	3.28	3,421	57
Voya Global Perspectives® Fund(4)
Class A
04-30-19+	11.04	0.13•	0.66	0.79	0.32	0.42	—	0.74	—	11.09	7.96	0.76	0.51	0.51	2.51	7,198	28
10-31-18	11.81	0.23	(0.56)	(0.33)	0.37	0.07	—	0.44	—	11.04	(2.99)	0.73	0.48	0.48	2.06	6,991	23
10-31-17	10.81	0.23	1.08	1.31	0.24	0.07	—	0.31	—	11.81	12.45	0.77	0.50	0.50	2.05	8,001	46
10-31-16	10.49	0.19	0.26	0.45	0.13	—	—	0.13	—	10.81	4.41	0.75	0.57	0.57	1.74	8,146	20
10-31-15	11.06	0.14	(0.40)	(0.26)	0.23	0.08	—	0.31	—	10.49	(2.44)	0.77	0.46	0.46	1.37	8,302	70
10-31-14	10.61	0.15	0.44	0.59	0.13	0.01	—	0.14	—	11.06	5.56	1.11	0.42	0.42	1.51	7,513	12
Class C
04-30-19+	10.87	0.09•	0.65	0.74	0.24	0.42	—	0.66	—	10.95	7.45	1.51	1.26	1.26	1.78	4,986	28
10-31-18	11.63	0.14	(0.54)	(0.40)	0.29	0.07	—	0.36	—	10.87	(3.65)	1.48	1.23	1.23	1.30	5,112	23
10-31-17	10.66	0.15	1.06	1.21	0.17	0.07	—	0.24	—	11.63	11.55	1.52	1.25	1.25	1.28	5,817	46
10-31-16	10.36	0.10	0.27	0.37	0.07	—	—	0.07	—	10.66	3.58	1.50	1.32	1.32	0.96	5,543	20
10-31-15	10.95	0.06•	(0.38)	(0.32)	0.19	0.08	—	0.27	—	10.36	(3.04)	1.52	1.21	1.21	0.60	4,740	70
10-31-14	10.57	0.06•	0.44	0.50	0.11	0.01	—	0.12	—	10.95	4.73	1.86	1.17	1.17	0.53	3,665	12
Class I
04-30-19+	11.08	0.15•	0.64	0.79	0.35	0.42	—	0.77	—	11.10	7.98	0.52	0.26	0.26	2.76	2,744	28
10-31-18	11.85	0.25•	(0.55)	(0.30)	0.40	0.07	—	0.47	—	11.08	(2.72)	0.49	0.23	0.23	2.14	3,270	23
10-31-17	10.86	0.24	1.09	1.33	0.27	0.07	—	0.34	—	11.85	12.64	0.53	0.25	0.25	2.18	1,712	46
10-31-16	10.53	0.21•	0.28	0.49	0.16	—	—	0.16	—	10.86	4.74	0.57	0.32	0.32	1.94	672	20
10-31-15	11.09	0.18	(0.42)	(0.24)	0.24	0.08	—	0.32	—	10.53	(2.20)	0.62	0.21	0.21	1.65	270	70
10-31-14	10.62	0.20•	0.42	0.62	0.14	0.01	—	0.15	—	11.09	5.83	0.96	0.17	0.17	1.82	287	12
Class R
04-30-19+	10.99	0.12•	0.65	0.77	0.30	0.42	—	0.72	—	11.04	7.72	1.01	0.76	0.76	2.27	25,316	28
10-31-18	11.75	0.21•	(0.56)	(0.35)	0.34	0.07	—	0.41	—	10.99	(3.14)	0.98	0.73	0.73	1.77	24,776	23
10-31-17	10.77	0.20	1.07	1.27	0.22	0.07	—	0.29	—	11.75	12.06	1.02	0.75	0.75	1.77	24,518	46
10-31-16	10.45	0.15	0.28	0.43	0.11	—	—	0.11	—	10.77	4.19	1.00	0.82	0.82	1.48	21,296	20
10-31-15	11.02	0.12•	(0.41)	(0.29)	0.20	0.08	—	0.28	—	10.45	(2.69)	1.02	0.71	0.71	1.09	19,435	70
10-31-14	10.59	0.14	0.42	0.56	0.12	0.01	—	0.13	—	11.02	5.34	1.36	0.67	0.67	1.20	15,877	12
Class W
04-30-19+	11.10	0.14•	0.65	0.79	0.35	0.42	—	0.77	—	11.12	7.96	0.51	0.26	0.26	2.66	15,171	28
10-31-18	11.86	0.22•	(0.51)	(0.29)	0.40	0.07	—	0.47	—	11.10	(2.65)	0.48	0.23	0.23	1.90	11,844	23
10-31-17	10.86	0.27	1.07	1.34	0.27	0.07	—	0.34	—	11.86	12.69	0.52	0.25	0.25	2.28	4,629	46
10-31-16	10.54	0.21	0.27	0.48	0.16	—	—	0.16	—	10.86	4.67	0.50	0.32	0.32	1.99	4,071	20
10-31-15	11.10	0.19	(0.43)	(0.24)	0.24	0.08	—	0.32	—	10.54	(2.20)	0.52	0.21	0.21	1.61	3,997	70
10-31-14	10.62	0.17	0.46	0.63	0.14	0.01	—	0.15	—	11.10	5.93	0.86	0.17	0.17	1.54	3,317	12
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager International Small Cap Fund
Class A
04-30-19+	55.06	0.19•	1.42	1.61	0.68	4.69	—	5.37	—	51.30	4.14	1.79	1.54	1.54	0.75	51,190	27
10-31-18	63.00	0.44•	(7.82)	(7.38)	0.56	—	—	0.56	—	55.06	(11.82)	1.78	1.58	1.58	0.70	53,086	46
10-31-17	48.53	0.30•	14.44	14.74	0.27	—	—	0.27	—	63.00	30.55	1.84	1.65	1.65	0.56	64,193	50
10-31-16	48.81	0.28	(0.19)	0.09	0.37	—	—	0.37	—	48.53	0.19	1.83	1.66	1.66	0.57	60,149	64
10-31-15	46.78	0.19•	2.16	2.35	0.32	—	—	0.32	—	48.81	5.09(c)	1.75	1.71	1.71	0.39	67,201	95
10-31-14	47.45	0.21•	(0.21)	0.00*	0.69	—	—	0.69	0.02	46.78	0.03(b)	1.78	1.73	1.73	0.42	70,604	46
Class C
04-30-19+	50.97	(0.01)•	1.32	1.31	0.23	4.69	—	4.92	—	47.36	3.75	2.54	2.29	2.29	(0.05)	8,724	27
10-31-18	58.29	(0.01)•	(7.24)	(7.25)	0.07	—	—	0.07	—	50.97	(12.45)	2.50	2.30	2.30	(0.02)	9,791	46
10-31-17	44.94	(0.05)•	13.40	13.35	—	—	—	—	—	58.29	29.71	2.49	2.30	2.30	(0.10)	12,490	50
10-31-16	45.21	(0.04)•	(0.17)	(0.21)	0.06	—	—	0.06	—	44.94	(0.46)	2.48	2.31	2.31	(0.10)	15,299	64
10-31-15	43.35	(0.11)•	2.01	1.90	0.04	—	—	0.04	—	45.21	4.40(c)	2.40	2.36	2.36	(0.25)	18,054	95
10-31-14	44.05	(0.11)•	(0.18)	(0.29)	0.43	—	—	0.43	0.02	43.35	(0.62)(b)	2.43	2.38	2.38	(0.23)	19,704	46
Class I
04-30-19+	54.99	0.26•	1.40	1.66	0.91	4.69	—	5.60	—	51.05	4.31	1.49	1.21	1.21	1.08	77,815	27
10-31-18	62.99	0.73•	(7.87)	(7.14)	0.86	—	—	0.86	—	54.99	(11.49)	1.44	1.22	1.22	1.16	81,260	46
10-31-17	48.55	0.44•	14.50	14.94	0.50	—	—	0.50	—	62.99	31.13	1.43	1.22	1.22	0.82	73,299	50
10-31-16	48.84	0.48•	(0.18)	0.30	0.59	—	—	0.59	—	48.55	0.63	1.39	1.22	1.22	1.02	100,754	64
10-31-15	46.90	0.40•	2.15	2.55	0.61	—	—	0.61	—	48.84	5.55(c)	1.31	1.25	1.25	0.84	110,360	95
10-31-14	47.56	0.43	(0.20)	0.23	0.91	—	—	0.91	0.02	46.90	0.53(b)	1.32	1.25	1.25	0.92	105,797	46
Class O
04-30-19+	54.35	0.19•	1.54	1.73	—	4.69	—	4.69	—	51.39	4.27	1.79	1.54	1.54	0.77	2	27
10-31-18	62.26	0.50•	(7.76)	(7.26)	0.65	—	—	0.65	—	54.35	(11.78)	1.75	1.55	1.55	0.79	2	46
10-31-17	47.97	0.39	14.23	14.62	0.33	—	—	0.33	—	62.26	30.69	1.74	1.55	1.55	0.70	2,875	50
10-31-16	48.25	0.32•	(0.19)	0.13	0.41	—	—	0.41	—	47.97	0.28	1.73	1.56	1.56	0.69	2,462	64
10-31-15	46.30	0.24	2.12	2.36	0.41	—	—	0.41	—	48.25	5.19(c)	1.65	1.61	1.61	0.49	2,783	95
10-31-14	47.01	0.26	(0.21)	0.05	0.78	—	—	0.78	0.02	46.30	0.14(b)	1.68	1.63	1.63	0.53	2,764	46
Class P3
02-28-19(5) - 04-30-19+	49.44	0.36•	1.35	1.71	—	—	—	—	—	51.15	3.46	2.06	0.00*	0.00*	4.20	3	27
Class W
04-30-19+	66.30	0.31•	1.85	2.16	0.83	4.69	—	5.52	—	62.94	4.30	1.54	1.29	1.29	1.03	32,447	27
10-31-18	75.77	0.60•	(9.28)	(8.68)	0.79	—	—	0.79	—	66.30	(11.57)	1.50	1.30	1.30	0.79	30,608	46
10-31-17	58.29	0.63	17.30	17.93	0.45	—	—	0.45	—	75.77	31.03	1.49	1.30	1.30	0.93	60,853	50
10-31-16	58.51	0.53	(0.23)	0.30	0.52	—	—	0.52	—	58.29	0.53	1.48	1.31	1.31	0.92	49,086	64
10-31-15	56.03	0.44	2.57	3.01	0.53	—	—	0.53	—	58.51	5.46(c)	1.40	1.36	1.36	0.77	49,382	95
10-31-14	56.66	0.46•	(0.27)	0.19	0.84	—	—	0.84	0.02	56.03	0.37(b)	1.43	1.38	1.38	0.78	44,417	46
Voya Russia Fund
Class A
04-30-19+	29.71	0.20•	4.05	4.25	0.76	—	—	0.76	—	33.20	14.76	2.06	2.00	2.00	1.32	77,995	17
10-31-18	29.30	0.82•	0.39	1.21	0.80	—	—	0.80	—	29.71	4.14	2.15	2.00	2.00	2.70	72,854	34
10-31-17	24.35	0.64	4.75	5.39	0.44	—	—	0.44	—	29.30	22.29	2.08	2.00	2.00	2.34	79,896	25
10-31-16	22.33	0.45•	2.18	2.63	0.61	—	—	0.61	—	24.35	12.28	2.08	2.00	2.00	2.07	74,307	34
10-31-15	27.47	0.76•	(5.15)	(4.39)	0.75	—	—	0.75	—	22.33	(15.55)	2.13	2.02	2.02	3.24	77,726	16
10-31-14	34.82	0.37•	(7.20)	(6.83)	0.52	—	—	0.52	—	27.47	(19.89)	2.07	2.07	2.07	1.20	105,813	76
Class I
04-30-19+	29.83	0.17•	4.12	4.29	0.82	—	—	0.82	—	33.30	14.89	1.74	1.74	1.74	1.11	1,938	17
10-31-18	29.48	0.72•	0.53	1.25	0.90	—	—	0.90	—	29.83	4.25	1.80	1.75	1.75	2.34	2,950	34
10-31-17	24.51	0.65•	4.83	5.48	0.51	—	—	0.51	—	29.48	22.56	1.72	1.72	1.72	2.38	6,331	25
10-31-16	22.49	0.51	2.17	2.68	0.66	—	—	0.66	—	24.51	12.51	1.73	1.73	1.73	2.14	5,026	34
10-31-15	27.73	0.92•	(5.31)	(4.39)	0.85	—	—	0.85	—	22.49	(15.34)	1.81	1.77	1.77	3.88	3,053	16
10-31-14	35.16	0.47•	(7.33)	(6.86)	0.57	—	—	0.57	—	27.73	(19.80)	1.88	1.88	1.88	1.53	4,354	76
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russia Fund (continued)
Class W
04-30-19+	29.78	0.23•	4.04	4.27	0.83	—	—	0.83	—	33.22	14.86	1.81	1.75	1.75	1.56	364	17
10-31-18	29.39	0.80•	0.45	1.25	0.86	—	—	0.86	—	29.78	4.28	1.90	1.75	1.75	2.62	362	34
10-31-17	24.35	1.07•	4.47	5.54	0.50	—	—	0.50	—	29.39	22.93	1.83	1.75	1.75	3.95	613	25
10-31-16	22.36	0.40•	2.26	2.66	0.67	—	—	0.67	—	24.35	12.50	1.83	1.75	1.75	1.83	203	34
10-31-15	27.61	0.96•	(5.33)	(4.37)	0.88	—	—	0.88	—	22.36	(15.35)	1.88	1.77	1.77	4.11	276	16
10-31-14	35.05	0.62•	(7.43)	(6.81)	0.63	—	—	0.63	—	27.61	(19.74)	1.82	1.82	1.82	2.05	56	76

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of underlying funds.

(5)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, total return for Voya Global Equity Fund would have been (1.80)%, (2.54)%, (1.54)% and (1.53)% for Classes A, C, I and W, respectively.

(b)
Excluding a distribution payment from settlement of a regulatory matter during the year ended October 31, 2014, total return for Voya Global Equity Fund would have been 1.24%, 0.49%, 1.49% and 1.50% on Classes A, C, I and W, respectively; and total return for Voya Multi-Manager International Small Cap Fund would have been (0.01)%, (0.65)%, 0.49%, 0.10% and 0.34% on Classes A, C, I, O and W, respectively.

(c)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, total return for Voya Multi-Manager International Small Cap Fund would have been 4.72%, 4.03%, 5.18%, 4.82% and 5.09% for Classes A, C, I, O and W, respectively.

+
Unaudited.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are sixteen separate active investment series, six of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Diversified Emerging Markets Debt Fund (“Diversified Emerging Markets Debt”), Voya Global Bond Fund (“Global Bond”), Voya Global Equity Fund (“Global Equity”), Voya Global Perspectives® Fund (“Global Perspectives®”), Voya Multi-Manager International Small Cap Fund (“Multi-Manager International Small Cap”), and Voya Russia Fund (“Russia”). Each Fund, except Russia, is a diversified series of the Trust. Russia is a non-diversified series of the Trust.
Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I, Class O, Class P, Class P3, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to all Funds except Multi-Manager International Small Cap and Russia. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
The investment companies in which certain Funds invest are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official

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closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the

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risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from Underlying Funds are recorded as capital gain distributions from affiliated Underlying Funds.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
At April 30, 2019, the maximum amount of loss that Diversified Emerging Markets Debt, Global Bond, and Multi-Manager International Small Cap would incur if its counterparties failed to perform would be $1,980, $2,239,452, and $751, respectively, which represents the gross payments to be received on open OTC purchased options (Global Bond only) and forward foreign currency contracts were they to be unwound as of April 30, 2019. To reduce the amount of potential loss to Global Bond, various counterparties have pledged $10,000 in cash collateral for open OTC derivatives. There was no collateral pledged to Diversified Emerging Markets Debt or Multi-Manager International Small Cap at April 30, 2019.
The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and/or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
Diversified Emerging Markets Debt, Global Bond and Multi-Manager International Small Cap had a liability position of  $271, $2,695,227 and $127, respectively, on forward foreign currency contracts, forward premium swaptions and written options (Global Bond only) with credit related contingent features. If a contingent feature would have been triggered as of April 30, 2019, Diversified Emerging Markets Debt, Global Bond and Multi-Manager International Small Cap could have been required to pay this amount in cash to its counterparties. As of April 30, 2019, Global Bond had pledged $1,204,000 in cash collateral for its open OTC derivative transactions. Diversified Emerging Markets Debt and Multi-Manager International Small Cap did not pledge any cash collateral at April 30, 2019 for their open OTC derivative transactions.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Diversified Emerging Markets Debt and Multi-Manager International Small Cap used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Global Bond used forward foreign currency contracts primarily to gain currency exposure and to protect its non-U.S. dollar denominated holdings from adverse currency movements. The Funds had an average contract amount on forward foreign currency contracts to buy and sell as follows:
	Buy	Sell
Diversified Emerging Markets Debt	$91,011	$313,087
Global Bond	226,840,446	120,603,014
Multi-Manager International Small Cap	181,435	89,490
Please refer to the tables within the Portfolio of Investments for Diversified Emerging Markets Debt, Global

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Bond and Multi-Manager International Small Cap for open forward foreign currency contracts at April 30, 2019.
Each Fund and Underlying Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund or an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund or an Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund or an Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended April 30, 2019, Global Bond had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the period ended April 30, 2019, Global Bond had an average notional value of  $82,119,528 and $42,644,088 on futures contracts purchased and sold, respectively. Please refer to the tables for Global Bond within the Portfolio of Investments for open futures contracts at April 30, 2019.
F. Options Contracts. The Funds may write call and put options on futures, interest rate caps and floors, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.
The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the period ended April 30, 2019, Global Bond had purchased and written interest rate swaptions to gain additional exposure to interest rates and to generate

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

income. Global Bond had an average notional value of $147,966,667 and $235,700,000 on purchased and written interest rate swaptions, respectively. Please refer to the tables within the Portfolio of Investments for open purchased and written interest rate swaptions at April 30, 2019.
During the period ended April 30, 2019, Global Bond had purchased and written interest rate caps and floors to gain exposure to interest rates and to generate income. Global Bond had an average notional value of  $1,052,650,000 and $1,052,600,000 on purchased and written interest rate caps and floors, respectively. There were no open purchased interest rate caps and written interest rate floors at April 30, 2019.
During the period ended April 30, 2019, Global Bond had purchased forward premium swaptions to manage duration and yield curve exposures. Global bond had an average notional value of  $64,960,667 on purchased forward premium swaptions. Please refer to the tables within the Portfolio of Investments for open purchased forward premium swaptions at April 30, 2019.
G. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statements of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
For the period ended April 30, 2019, Global Bond bought credit protection on credit default swap indices (“CDX”) with a notional amount of  $10,567,478 to hedge the credit risk associated with various sectors within the credit market. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. There were no open credit default swaps to buy protection at April 30, 2019.
For the period ended April 30, 2019, Global Bond sold credit protection on credit default swap indices (“CDX”) with a notional amount of  $6,340,000 to gain additional exposure to the various sectors of the credit market. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. There were no open credit default swaps to sell protection at April 30, 2019.
Interest Rate Swap Agreements. Certain Funds may enter into interest rate swaps. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
For the period ended April 30, 2019, Global Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $387,334,155.
For the period ended April 30, 2019, Global Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $295,447,386.
Global Bond entered into interest rate swaps to manage its duration. Please refer to the table within the Portfolio of Investments for Global Bond for open centrally cleared interest rate swaps at April 30, 2019.
At April 30, 2019, Global Bond had pledged $1,780,000 for open centrally cleared swaps.
H. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund, except for Global Bond and Global Equity, declares and pays dividends, if any, annually. Global Bond declares dividends daily and pays dividends, if any, monthly. Global Equity declares and pays dividends, if any, quarterly. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
I. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
J. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
K. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets (except Multi-Manager International Small Cap and Global Equity, which can each lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
L. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. Delayed-Delivery or When-Issued Transactions. Each Fund may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

counterparty. Cash collateral, if any, is presented on the Statements of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At April 30, 2019, there was no cash collateral pledged or received by any Fund for delayed-delivery or when-issued transactions.
N. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended April 30, 2019, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Diversified Emerging Markets Debt	$8,621,643	$9,803,809
Global Bond	69,964,173	50,139,420
Global Equity	107,066,858	116,448,622
Global Perspectives®	14,810,265	14,961,511
Multi-Manager International Small Cap	45,175,509	53,384,811
Russia	12,553,481	20,914,675
U.S. government securities not included above were as follows:
	Purchases	Sales
Global Bond	$186,890,719	$175,943,567
NOTE 4 — REDEMPTION FEES
A 2% redemption fee is charged on shares of Russia that are redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the period ended April 30, 2019 and the year ended October 31, 2018 were $15,577 and $71,554, respectively, and are reflected in the accompanying Statements of Changes in Net Assets.
NOTE 5 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The
Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Board approved a change to reflect that Voya Investments, the Investment Adviser to Multi-Manager International Small Cap, may, from time to time, directly manage a portion of the Fund’s investment portfolio. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.
Fund	As a Percentage of Average Daily Net Assets
Diversified Emerging Markets Debt	0.80%
Global Bond(1)	0.50%
Global Equity	0.50%
Global Perspectives®	0.20% on affiliated Underlying Funds; 0.40% on unaffiliated Underlying Funds or other direct investments
Multi-Manager International Small Cap(2)	1.10% on first $500 million; 1.00% on next $500 million; and 0.95% in excess of $1 billion
Russia	1.35%

(1)
The Investment Adviser is contractually obligated to waive the management fee for Class P shares of Global Bond. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(2)
Effective March 1, 2019, the Investment Adviser has contractually agreed to waive 0.036% of the management fee for Multi-Manager International Small Cap. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board. This waiver replaces the management fee waiver in connection with the sub-advisory fee reduction.

The Investment Adviser contractually agreed to waive a portion of the management fee for Multi-Manager International Small Cap. The waiver was effective in connection with a sub-advisory fee reduction that occurred on June 1, 2009. The waiver was calculated as follows: waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. For the period ended April 30, 2019, the Investment Adviser waived $24,941 in management fees for the Fund based on the management fee reduction. Effective March 1, 2019, the Investment Adviser is no longer obligated to waive a portion of the management fee for Multi-Manager International Small Cap based on the sub-advisory fee reduction. The termination of this obligation was approved by the Board and replaced by a contractual management fee waiver.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 5 — INVESTMENT MANAGEMENT FEES (continued)

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or the Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows (*denotes an affiliated sub-adviser):
Fund	Sub-Adviser
Diversified Emerging Markets Debt	Voya IM*
Global Bond	Voya IM*
Global Equity	Voya IM*
Global Perspectives®	Voya IM*
Multi-Manager International Small Cap	Acadian Asset Management LLC, Victory Capital Management Inc. and Wellington Management Company LLP
Russia	NNIP Advisors B.V.
NOTE 6 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds, except Class I, Class P, Class P3, Class R6 and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
Fund	Class A	Class C	Class O	Class R
Diversified Emerging Markets Debt	0.25%	1.00%	N/A	N/A
Global Bond	0.25%	1.00%	0.25%	0.50%
Global Equity	0.25%	1.00%	N/A	N/A
Global Perspectives®	0.25%	1.00%	N/A	0.50%
Multi-Manager International Small Cap	0.25%	1.00%	0.25%	N/A
Russia	0.25%	N/A	N/A	N/A
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2019, the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Diversified Emerging Markets Debt	$8	$—
Global Bond	458	—
Global Equity	1,039	—
Global Perspectives®	774	—
Multi-Manager International Small Cap	313	—
Russia	1,191	—
Contingent Deferred Sales Charges:
Global Bond	$—	$11
Global Equity	379	—
Global Perspectives®	1,359	379
Multi-Manager International Small Cap	329	23
NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At April 30, 2019, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Diversified Payment Fund	Global Bond	15.17%
Voya Institutional Trust Company	Global Bond	5.38
	Global Perspectives®	47.23
	Multi-Manager International Small Cap	7.21
Voya Investment Management Co. LLC	Diversified Emerging Markets Debt	56.19
Voya Solution 2025 Portfolio	Global Bond	8.19
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may request that the Funds’ sub-advisers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES
At April 30, 2019, the below Fund had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expense	Amount
Diversified Emerging Markets Debt	Audit	$2,791
	Miscellaneous	1,854
	Transfer Agent	6,134
Global Equity	Transfer Agent	264,131
NOTE 9 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Fund	Class A	Class C	Class I	Class O	Class P	Class P3	Class R	Class R6	Class W
Diversified Emerging Markets Debt(1)	1.25%	2.00%	0.95%	N/A	N/A	N/A	N/A	N/A	1.00%
Global Bond	0.90%	1.65%	0.65%	0.90%	0.15%	0.00%	1.15%	0.65%	0.65%
Global Equity	0.85%	1.60%	0.60%	N/A	N/A	N/A	N/A	N/A	0.60%
Global Perspectives®(1)	1.23%	1.98%	0.98%	N/A	N/A	N/A	1.48%	N/A	0.98%
Multi-Manager International Small Cap	1.95%	2.60%	1.40%	1.85%	N/A	0.00%	N/A	N/A	1.60%
Russia	2.15%	N/A	1.90%	N/A	N/A	N/A	N/A	N/A	1.90%

(1)
For Diversified Emerging Markets Debt and Global Perspectives®, the operating expense limits shown take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Fund will vary based on each Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

Pursuant to side letter agreements, through March 1, 2020, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
Fund	Class A	Class C	Class I	Class O	Class R	Class W
Multi-Manager International Small Cap(1)	1.58%	2.33%	1.25%	1.58%	N/A	1.33%
Russia(1)	2.00%	N/A	1.75%	N/A	N/A	1.75%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above and with the exception of the non-recoupable Class P management fee waiver for Global Bond, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of April 30, 2019, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
	April 30,
	2020	2021	2022	Total
Diversified Emerging Markets Debt	$102,600	$122,518	$112,776	$337,894
Global Bond	—	—	74,307	74,307
Global Equity	372,427	262,857	346,564	981,848
Global Perspectives®	83,539	122,846	131,780	338,165
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of April 30, 2019, are as follows:

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS (continued)

	April 30,
	2020	2021	2022	Total
Diversified Emerging Markets Debt
Class A	$57	$80	$372	$509
Class C	31	84	9	124
Class W	26	76	6	108
Global Bond
Class A	$39,237	$51,937	$50,722	$141,896
Class C	19,290	24,663	17,792	61,745
Class I	—	30,581	21,628	52,209
Class O	2,028	3,372	1,329	6,729
Class P	—	—	16	16
Class P3	—	—	10	10
Class R	5,023	9,499	8,824	23,346
Class W	71,019	95,267	96,250	262,536
Global Equity
Class A	$241,565	$212,462	$122,111	$576,138
Class C	104,683	71,115	36,505	212,303
Class W	4,186	4,217	2,086	10,489
Global Perspectives®
Class I	$205	$171	$276	$652
The expense limitation agreements are contractual through March 1, 2020 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 10 — LINE OF CREDIT
Effective May 18, 2018, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 18, 2018, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 18, 2018.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the period ended April 30, 2019:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Diversified Emerging Markets Debt	1	$693,000	3.40%
Global Equity	3	2,966,000	3.41
Multi-Manager International Small Cap	4	5,147,000	3.40

NOTE 11 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)
Diversified Emerging Markets Debt
Class A
4/30/2019	18,055	—	919	(1,261)	—	17,713	165,357	—	8,024	—	(11,358)	—	162,023
10/31/2018	143,257	—	480	(134,869)	—	8,868	1,377,056	—	4,600	—	(1,224,275)	—	157,381
Class C
4/30/2019	1,196	—	137	(385)	—	948	10,538	—	1,179	—	(3,402)	—	8,315
10/31/2018	204	—	54	—	—	258	1,881	—	512	—	—	—	2,393
Class I
4/30/2019	118,837	—	86,107	(292,091)	—	(87,147)	1,074,800	—	752,579	—	(2,638,172)	—	(810,793)
10/31/2018	243,440	—	73,430	(692,221)	—	(375,351)	2,314,314	—	705,664	—	(6,642,621)	—	(3,622,643)
Class W
4/30/2019	1,090	—	110	—	—	1,200	10,000	—	960	—	—	—	10,960
10/31/2018	1,068	—	83	(869)	—	282	10,088	—	800	—	(8,195)	—	2,693
Global Bond
Class A
4/30/2019	524,969	—	75,842	(385,350)	—	215,461	4,949,092	—	717,341	—	(3,640,481)	—	2,025,952
10/31/2018	2,904,268	—	149,683	(2,823,449)	—	230,502	29,115,203	—	1,470,623	—	(27,679,043)	—	2,906,783
Class C
4/30/2019	51,851	—	19,441	(284,030)	—	(212,738)	482,930	—	182,734	—	(2,663,838)	—	(1,998,174)
10/31/2018	154,212	—	46,621	(577,754)	—	(376,921)	1,536,481	—	456,635	—	(5,639,631)	—	(3,646,515)

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)
Global Bond (continued)
Class I
4/30/2019	2,911,443	—	105,574	(1,080,369)	—	1,936,648	27,632,176	—	993,953	—	(10,131,441)	—	18,494,688
10/31/2018	2,583,185	—	205,204	(4,400,208)	—	(1,611,819)	25,492,407	—	2,011,761	—	(43,011,981)	—	(15,507,813)
Class O
4/30/2019	—	—	6	—	—	6	—	—	57	—	—	—	57
10/31/2018	27,421	—	12	(267,088)	—	(239,655)	266,107	—	110	—	(2,497,077)	—	(2,230,860)
Class P
4/30/2019	111	—	298	(49)	—	360	1,042	—	2,819	—	(469)	—	3,392
10/31/2018	560	—	547	(306)	—	801	5,474	—	5,385	—	(3,082)	—	7,777
Class P3
4/30/2019	77,398	—	3,192	(27,623)	—	52,967	730,456	—	30,133	—	(260,302)	—	500,287
6/1/2018(1) - 10/31/2018	107,365	—	1,859	(11,582)	—	97,642	1,040,368	—	17,742	—	(110,920)	—	947,190
Class R
4/30/2019	40,295	—	13,581	(48,566)	—	5,310	378,512	—	128,170	—	(458,071)	—	48,611
10/31/2018	128,595	—	27,044	(152,944)	—	2,695	1,273,938	—	265,355	—	(1,500,442)	—	38,851
Class R6
4/30/2019	5,896,625	—	175,185	(940,872)	—	5,130,938	55,579,495	—	1,652,935	—	(8,852,906)	—	48,379,524
10/31/2018	2,142,818	—	354,274	(3,019,898)	—	(522,806)	21,486,369	—	3,477,389	—	(29,665,881)	—	(4,702,123)
Class W
4/30/2019	1,266,320	—	172,624	(1,275,647)	—	163,297	11,697,494	—	1,594,627	—	(11,748,892)	—	1,543,229
10/31/2018	2,448,416	—	326,323	(1,958,227)	—	816,512	23,472,145	—	3,132,235	—	(18,728,806)	—	7,875,574
Global Equity
Class A
4/30/2019	175,831	—	51,582	(349,880)	—	(122,467)	6,050,315	—	1,691,841	—	(11,991,752)	—	(4,249,596)
10/31/2018	148,390	—	145,947	(750,307)	—	(455,970)	5,330,717	—	5,242,730	—	(27,116,044)	—	(16,542,597)
Class C
4/30/2019	41,654	—	13,716	(247,982)	—	(192,612)	1,302,929	—	409,950	—	(7,963,493)	—	(6,250,614)
10/31/2018	21,960	—	39,943	(295,333)	—	(233,430)	735,191	—	1,338,502	—	(9,904,256)	—	(7,830,563)
Class I
4/30/2019	226,194	—	13,523	(202,617)	—	37,100	7,815,140	—	449,049	—	(7,009,723)	—	1,254,466
10/31/2018	167,227	—	34,046	(315,477)	—	(114,204)	6,125,581	—	1,234,095	—	(11,490,887)	—	(4,131,211)
Class W
4/30/2019	1,722	—	1,104	(10,867)	—	(8,041)	61,179	—	36,513	—	(364,247)	—	(266,555)
10/31/2018	2,414	—	3,419	(34,086)	—	(28,253)	89,072	—	123,787	—	(1,249,318)	—	(1,036,459)
Global Perspectives®
Class A
4/30/2019	62,059	—	45,687	(91,439)	—	16,307	673,738	—	455,953	—	(994,596)	—	135,095
10/31/2018	56,303	—	25,125	(125,939)	—	(44,511)	658,714	—	292,703	—	(1,465,356)	—	(513,939)
Class C
4/30/2019	54,669	—	31,723	(101,489)	—	(15,097)	577,215	—	313,739	—	(1,073,701)	—	(182,747)
10/31/2018	50,264	—	15,024	(95,049)	—	(29,761)	583,436	—	173,379	—	(1,091,782)	—	(334,967)
Class I
4/30/2019	53,113	—	19,492	(120,605)	—	(48,000)	577,591	—	194,727	—	(1,318,040)	—	(545,722)
10/31/2018	193,386	—	7,228	(49,973)	—	150,641	2,249,377	—	84,281	—	(573,472)	—	1,760,186
Class R
4/30/2019	26,255	—	159,326	(147,517)	—	38,064	285,940	—	1,585,292	—	(1,587,660)	—	283,572
10/31/2018	412,478	—	73,710	(317,286)	—	168,902	4,782,389	—	856,509	—	(3,679,855)	—	1,959,043
Class W
4/30/2019	404,286	—	82,240	(189,959)	—	296,567	4,247,483	—	823,217	—	(1,980,799)	—	3,089,901
10/31/2018	872,997	—	16,266	(212,063)	—	677,200	10,199,741	—	189,990	—	(2,440,614)	—	7,949,117
Multi-Manager International Small Cap
Class A
4/30/2019	50,999	—	100,839	(118,112)	—	33,726	2,447,858	—	4,601,285	—	(5,895,232)	—	1,153,911
10/31/2018	141,506	—	8,148	(204,458)	—	(54,804)	8,778,622	—	507,395	—	(12,909,392)	—	(3,623,375)
Class C
4/30/2019	861	—	21,741	(30,511)	—	(7,909)	39,383	—	918,340	—	(1,386,748)	—	(429,025)
10/31/2018	10,219	—	265	(32,675)	—	(22,191)	611,975	—	15,398	—	(1,921,595)	—	(1,294,222)
Class I
4/30/2019	82,644	—	132,480	(168,665)	—	46,459	4,023,001	—	6,007,959	—	(8,063,968)	—	1,966,992
10/31/2018	632,342	—	14,725	(332,978)	—	314,089	40,756,255	—	912,773	—	(21,176,948)	—	20,492,080
Class O
4/30/2019	—	—	3	0*	—	3	—	—	129	—	(12)	—	117
10/31/2018	4,249	—	0*	(50,391)	—	(46,142)	269,441	—	18	—	(2,899,190)	—	(2,629,731)
Class P3
2/28/2019(1) - 4/30/2019	61	—	—	—	—	61	3,000	—	—	—	—	—	3,000
Class W
4/30/2019	67,187	—	44,323	(57,633)	—	53,877	3,874,434	—	2,478,966	—	(3,413,585)	—	2,939,815
10/31/2018	64,035	—	8,079	(413,623)	—	(341,509)	4,928,395	—	604,390	—	(32,275,769)	—	(26,742,984)
Russia
Class A
4/30/2019	31,508	—	59,744	(193,667)	—	(102,415)	974,247	—	1,679,412	15,570	(5,850,084)	—	(3,180,855)
10/31/2018	77,026	—	66,788	(418,178)	—	(274,364)	2,356,114	—	1,969,592	71,554	(12,877,677)	—	(8,480,417)

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)
Russia (continued)
Class I
4/30/2019	18,176	—	2,716	(61,570)	—	(40,678)	562,441	—	76,539	7	(1,768,180)	—	(1,129,193)
10/31/2018	30,688	—	5,146	(151,738)	—	(115,904)	968,938	—	152,155	—	(4,575,704)	—	(3,454,611)
Class W
4/30/2019	167	—	353	(1,694)	—	(1,174)	5,285	—	9,934	—	(50,626)	—	(35,407)
10/31/2018	4,786	—	484	(13,988)	—	(8,718)	156,374	—	14,291	—	(434,392)	—	(263,727)

(1)
Commencement of operations.

*
Amount is less than 0.50 or $0.50.

NOTE 12 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of April 30, 2019:
Global Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$80,051	$(80,051)	$—
Goldman Sachs & Co. LLC	600,385	(600,385)	—
Jefferies LLC	295,800	(295,800)	—
Morgan Stanley & Co. International PLC	2,391,699	(2,391,699)	—
Scotia Capital (USA) INC	54,823	(54,823)	—
Total	$3,422,758	$(3,422,758)	$—

(1)
Collateral with a fair value of  $3,569,180 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Global Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Natixis Securities America LLC	$402,058	$(402,058)	$—
Total	$402,058	$(402,058)	$—

(1)
Collateral with a fair value of  $413,476 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 12 — SECURITIES LENDING (continued)

Multi-Manager International Small Cap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$69,061	$(69,061)	$—
Credit Suisse Securities (Europe) Limited	100,494	(100,494)	—
Credit Suisse Securities (USA) LLC	72,356	(72,356)	—
Deutsche Bank Securities Inc.	144,041	(144,041)	—
Deutsche Bank AG	16,115	(16,115)	—
Goldman Sachs & Co. LLC	8,557	(8,557)	—
Goldman Sachs International	10,077	(10,077)	—
UBS AG	124,436	(124,436)	—
UBS Securities LLC.	37,565	(37,565)	—
Citigroup Global Markets Limited	232,126	(232,126)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Deutsche Bank AG	255,566	(255,566)	—
JP Morgan Securities Plc.	124,412	(124,412)	—
Morgan Stanley & Co. LLC	161,142	(161,142)	—
Nomura International PLC	168,269	(168,269)	—
Scotia Capital (USA) INC	48,406	(48,406)	—
Citigroup Global Markets Inc.	228,771	(228,771)	—
Goldman Sachs & Co. LLC	189,745	(189,745)	—
Morgan Stanley & Co. LLC	303,827	(303,827)	—
UBS AG	244,703	(244,703)	—
Total	$2,539,669	$(2,539,669)	$—

(1)
Collateral with a fair value of  $2,739,553 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 13 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, income from passive foreign investment companies (PFICs) and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Six Months Ended April 30, 2019			Year Ended October 31, 2018
	Ordinary Income	Long-term Capital Gain	Return of Capital	Ordinary Income	Long-term Capital Gain	Return of Capital
Diversified Emerging Markets Debt	$653,518	$109,224	$—	$711,576	$—	$—
Global Bond	3,420,069	—	1,981,117	4,962,172	—	6,366,155
Global Equity	3,099,516	—	—	9,614,225	—	—
Global Perspectives®	1,410,741	1,962,395	—	1,368,350	250,955	—
Multi-Manager International Small Cap	2,894,825	13,824,115	—	2,255,628	—	—
Russia	1,916,494	—	—	2,348,034	—	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of April 30, 2019 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Diversified Emerging Markets Debt	$204,428	$—	$(427,624)	$—	—	—
Global Bond	—	—	1,298,712	(1,898,105)	Short-term	None
Global Equity	506,161	—	10,252,897	(28,606,082)	Short-term	None
				(25,032,699)	Long-term	None
				$(53,638,781)
Global Perspectives®	231,533	1,145,708	(223,500)	—	—	—
Multi-Manager International Small Cap	5,095	—	8,627,151	(2,716,489)	Short-term	None
Russia	(525,240)	822,716	26,520,051	—	—	—
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

As of April 30, 2019, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.
NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for interim and annual periods beginning after December 15, 2018.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019.
As of April 30, 2019, management of the Funds is currently assessing the potential impact to the financial statements that may result from adopting these ASUs.
NOTE 15 — SUBSEQUENT EVENTS
Dividends: Subsequent to April 30, 2019, the Funds paid dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
Global Bond
Class A	$0.0350	June 3, 2019	Daily
Class C	$0.0288	June 3, 2019	Daily
Class I	$0.0368	June 3, 2019	Daily
Class O	$0.0342	June 3, 2019	Daily
Class P	$0.0411	June 3, 2019	Daily
Class P3	$0.0421	June 3, 2019	Daily
Class R	$0.0320	June 3, 2019	Daily
Class R6	$0.0371	June 3, 2019	Daily
Class W	$0.0352	June 3, 2019	Daily
Line of Credit renewal: Effective May 17, 2019, the funds to which the Credit Agreement is available have entered into a renewed Credit Agreement with BNY for an aggregate amount of  $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

Voya Diversified Emerging	PORTFOLIO OF INVESTMENTS
Markets Debt Fund	as of April 30, 2019 (Unaudited)

Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: 98.5%
		Affiliated Investment Companies: 98.5%
634,432		Voya Emerging Markets Corporate Debt Fund - Class P	$6,230,125	35.7
573,176		Voya Emerging Markets Hard Currency Debt Fund - Class P	5,433,707	31.1
797,259		Voya Emerging Markets Local Currency Debt Fund - Class P	5,532,975	31.7
		Total Mutual Funds (Cost $17,569,586)	17,196,807	98.5
SHORT-TERM INVESTMENTS:1.3%
		Mutual Funds: 1.3%
235,000	(1)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.330% (Cost $235,000)	235,000	1.3
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $235,000)	$235,000	1.3
Total Investments in Securities
(Cost $17,804,586)	$17,431,807	99.8
Assets in Excess of Other Liabilities	42,385	0.2
Net Assets	$17,474,192	100.0

(1)
Rate shown is the 7-day yield as of April 30, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2019
Asset Table
Investments, at fair value
Mutual Funds	$17,196,807	$—	$—	$17,196,807
Short-Term Investments	235,000	—	—	235,000
Total Investments, at fair value	$17,431,807	$—	$—	$17,431,807
Other Financial Instruments+
Forward Foreign Currency Contracts	—	1,980	—	1,980
Total Assets	$17,431,807	$1,980	$—	$17,433,787
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(271)	$—	$(271)
Total Liabilities	$—	$(271)	$—	$(271)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

Voya Diversified Emerging	PORTFOLIO OF INVESTMENTS
Markets Debt Fund	as of April 30, 2019 (Unaudited) (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended April 30, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 10/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 4/30/2019	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$6,257,410	$397,788	$(699,061)	$273,988	$6,230,125	$157,784	$(10,063)	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	5,739,016	414,172	(1,050,328)	330,847	5,433,707	139,166	(42,321)	—
Voya Emerging Markets Local Currency Debt Fund - Class P	5,483,754	252,143	(494,448)	291,526	5,532,975	57,139	(12,445)	—
	$17,480,180	$1,064,103	$(2,243,837)	$896,361	$17,196,807	$354,089	$(64,829)	$—
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At April 30, 2019, the following forward foreign currency contracts were outstanding for Voya Diversified Emerging Markets Debt Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 301	HUF 85,575	Barclays Bank PLC	06/28/19	$4
USD 86,571	PHP 4,501,346	Barclays Bank PLC	06/28/19	(5)
PHP 4,535,525	USD 85,801	Barclays Bank PLC	06/28/19	1,432
USD 1,556	TRY 9,282	Citibank N.A.	06/28/19	55
USD 296	BRL 1,157	Citibank N.A.	06/28/19	3
USD 61	ZAR 871	Citibank N.A.	06/28/19	—
USD 1,049	MXN 20,463	Citibank N.A.	06/28/19	(20)
USD 1,804	PLN 6,887	Citibank N.A.	06/28/19	(2)
THB 2,712,303	USD 85,314	Citibank N.A.	06/28/19	(244)
USD 86,082	THB 2,729,765	HSBC Bank USA N.A.	06/28/19	464
RUB 73,091	USD 1,101	JPMorgan Chase Bank N.A.	06/28/19	22
				$1,709
Currency Abbreviations
BRL – Brazilian Real
HUF – Hungarian Forint
MXN – Mexican Peso
PHP – Philippine Peso
PLN – Polish Zloty
RUB – Russian Ruble
THB – Thai Baht
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,980
Total Asset Derivatives		$1,980
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$271
Total Liability Derivatives		$271

See Accompanying Notes to Financial Statements

Voya Diversified Emerging	PORTFOLIO OF INVESTMENTS
Markets Debt Fund	as of April 30, 2019 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(4,446)
Total	$(4,446)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(5,171)
Total	$(5,171)
The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2019:
	Barclays Bank PLC	Citibank N.A.	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Totals
Assets:
Forward foreign currency contracts	$1,436	$58	$464	$22	$1,980
Total Assets	$1,436	$58	$464	$22	$1,980
Liabilities:
Forward foreign currency contracts	$5	$266	$—	$—	$271
Total Liabilities	$5	$266	$—	$—	$271
Net OTC derivative instruments by counterparty, at fair value	$1,431	$(208)	$464	$22	$1,709
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—
Net Exposure(1)	$1,431	$(208)	$464	$22	$1,709

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At April 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $17,861,140.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,980
Gross Unrealized Depreciation	(429,604)
Net Unrealized Depreciation	$(427,624)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2019 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 24.5%
		Argentina: 0.3%
1,000,000	(1)(2)	YPF SA, 8.500%, 03/23/2021	$980,450	0.3
		Brazil: 0.5%
250,000	(2)	Banco do Brasil SA/Cayman, 4.875%, 04/19/2023	257,250	0.1
1,100,000		Petrobras Global Finance BV, 8.750%, 05/23/2026	1,320,649	0.4
			1,577,899	0.5
		Canada: 0.7%
510,000	(2)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	506,812	0.2
175,000	(2)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	177,625	0.1
1,311,000		Other Securities	1,311,988	0.4
			1,996,425	0.7
		Cayman Islands: 0.1%
189,000		Other Securities	209,517	0.1
		Chile: 0.1%
300,000	(2)	Celulosa Arauco y Constitucion SA, 4.250%, 04/30/2029	300,012	0.1
		China: 0.2%
720,000		Other Securities	736,307	0.2
		Denmark: 0.1%
336,000	(2)	Danske Bank A/S, 5.375%, 01/12/2024	352,575	0.1
		France: 0.6%
706,000	(2)	BNP Paribas SA, 3.500%, 03/01/2023	713,321	0.2
728,000	(2)	BPCE SA, 5.150%, 07/21/2024	766,850	0.3
256,000	(2)	Electricite de France SA, 2.350%, 10/13/ 2020	254,561	0.1
			1,734,732	0.6
		Guernsey: 0.2%
662,000		Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/2020	661,128	0.2
		India: 0.2%
500,000	(2)	Reliance Industries Ltd, 3.667%, 11/30/2027	493,168	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Indonesia: 0.2%
425,000	(2)	Perusahaan Listrik Negara PT, 5.375%, 01/25/2029	$453,263	0.1
200,000		Other Securities	205,694	0.1
			658,957	0.2
		Ireland: 0.3%
1,041,000		Other Securities	1,000,924	0.3
		Italy: 0.1%
170,000		Other Securities	178,075	0.1
		Japan: 0.6%
255,000	(2)	Mizuho Bank Ltd., 3.200%, 03/26/2025	255,423	0.1
770,000	(2)	MUFG Bank Ltd, 2.300%, 03/05/2020	767,829	0.2
766,000		Sumitomo Mitsui Financial Group, Inc., 3.784%, 03/09/2026	790,015	0.3
			1,813,267	0.6
		Kazakhstan: 0.2%
675,000		Other Securities	700,213	0.2
		Luxembourg: 0.1%
250,000	(2)	ALROSA Finance SA, 4.650%, 04/09/2024	252,535	0.1
80,000	(2)	Dana Financing Luxembourg Sarl, 6.500%, 06/01/2026	84,100	0.0
			336,635	0.1
		Mexico: 0.6%
567,000	(2)	Cemex SAB de CV, 6.125%, 05/05/2025	592,799	0.2
500,000	(2)	Mexichem SAB de CV, 4.875%, 09/19/2022	522,750	0.2
600,000		Other Securities	560,500	0.2
			1,676,049	0.6
		Netherlands: 0.9%
1,141,000		Shell International Finance BV, 3.250%-4.000%, 05/11/2025-05/10/2046	1,168,911	0.4
290,000	(2)	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/2026	275,041	0.1
1,333,000		Other Securities	1,377,514	0.4
			2,821,466	0.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Norway: 0.1%
382,000		Other Securities	$378,998	0.1
		Peru: 0.3%
400,000	(2)	Fondo MIVIVIENDA SA, 3.500%, 01/31/2023	400,640	0.2
375,000	(2)	Petroleos del Peru SA, 4.750%, 06/19/2032	382,500	0.1
			783,140	0.3
		Russia: 0.1%
250,000	(2)	Evraz PLC, 5.250%, 04/02/2024	253,570	0.1
		Sweden: 0.2%
666,000	(2)(3)	Nordea Bank ABP, 5.500%, 12/31/2199	667,665	0.2
		Switzerland: 0.4%
456,000	(2)	Credit Suisse AG, 6.500%, 08/08/2023	496,051	0.2
604,000		UBS AG/Stamford CT, 7.625%, 08/17/2022	671,880	0.2
			1,167,931	0.4
		Turkey: 0.1%
200,000	(2)	Turkiye Vakiflar Bankasi TAO, 8.125%, 03/28/2024	188,310	0.1
		United Arab Emirates: 0.2%
500,000	(2)	Abu Dhabi National Energy Co. PJSC, 5.875%, 12/13/2021	535,070	0.2
		United Kingdom: 0.6%
200,000	(2)	Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/2027	193,332	0.1
1,000,000		Santander UK PLC, 2.375%, 03/16/2020	996,896	0.3
270,000	(2)	Standard Chartered PLC, 5.300%, 01/09/2043	279,273	0.1
324,000		Other Securities	324,009	0.1
			1,793,510	0.6
		United States: 16.5%
1,021,000		AbbVie, Inc., 3.600%-4.300%, 05/14/2025-05/14/2036	1,012,041	0.3
297,000	(2)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	301,637	0.1
182,000	(2)	Apollo Management Holdings L.P., 4.000%, 05/30/2024	183,774	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States (continued)
1,270,000		AT&T, Inc., 4.300%-5.650%, 02/15/2030-02/15/2047	$1,356,451	0.5
1,181,000	(3)	Bank of America Corp., 3.419%, 12/20/2028	1,160,818	0.4
806,000	(3)	Bank of America Corp., 4.100%-4.330%, 07/24/2023-03/15/2050	839,107	0.3
766,000		BP Capital Markets America, Inc., 3.216%, 11/28/2023	774,801	0.3
515,000	(2)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	504,700	0.2
297,000	(2)	Cigna Corp., 4.375%, 10/15/2028	306,649	0.1
1,276,000		Citigroup, Inc., 4.000%-5.500%, 08/05/2024-07/25/2028	1,347,947	0.4
321,000	(2)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	315,184	0.1
970,000		Comcast Corp., 2.350%-5.650%, 01/15/2027-06/15/2035	1,016,045	0.3
345,000	(2)	CommScope Technologies LLC, 5.000%, 03/15/2027	323,006	0.1
1,338,000		CVS Health Corp., 2.800%, 07/20/2020	1,336,967	0.5
717,000		CVS Health Corp., 4.300%, 03/25/2028	722,904	0.2
581,000	(2)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	620,258	0.2
176,000	(2)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	190,793	0.1
86,000	(2)	Dow Chemical Co/The, 5.550%, 11/30/2048	97,945	0.0
208,000		DowDuPont, Inc., 5.319%, 11/15/2038	235,933	0.1
364,000	(2)	DPL, Inc., 4.350%, 04/15/2029	366,942	0.1
969,000		Energy Transfer Operating L.P., 4.900%, 02/01/2024	1,024,684	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States (continued)
286,000		Energy Transfer Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	$297,830	0.1
616,000		Entergy Corp., 5.125%, 09/15/2020	629,708	0.2
240,000		Entergy Louisiana LLC, 4.200%, 04/01/2050	248,882	0.1
175,000	(2)	ESH Hospitality, Inc., 5.250%, 05/01/2025	176,094	0.1
140,000	(2)	FXI Holdings, Inc., 7.875%, 11/01/2024	132,475	0.0
289,000		Goldman Sachs Group, Inc./The, 2.625%, 04/25/2021	288,247	0.1
963,000	(3)	Goldman Sachs Group, Inc./The, 2.876%, 10/31/2022	957,404	0.3
445,000	(2)	Gray Television, Inc., 7.000%, 05/15/2027	481,573	0.2
175,000	(2)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	179,813	0.1
1,178,000		JPMorgan Chase & Co., 2.550%, 03/01/2021	1,175,236	0.4
530,000	(3)	JPMorgan Chase & Co., 6.000%, 12/31/2199	556,839	0.2
280,000	(3)	JPMorgan Chase Bank NA, 2.604%, 02/01/2021	279,584	0.1
385,000	(2)	Keurig Dr Pepper, Inc., 4.057%, 05/25/2023	396,936	0.1
428,000	(2)	Metropolitan Edison Co., 4.000%, 04/15/2025	439,355	0.1
1,193,000		Morgan Stanley, 3.750%-4.100%, 02/25/2023-05/22/2023	1,229,821	0.4
403,000	(2)	Newmont Goldcorp Corp., 3.700%, 03/15/2023	411,508	0.1
300,000	(2)	Novelis Corp., 5.875%, 09/30/2026	305,625	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States (continued)
150,000	(2)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	$157,500	0.0
215,000	(2)	Pilgrim’s Pride Corp., 5.875%, 09/30/2027	222,525	0.1
505,000	(2)	Post Holdings, Inc., 5.000%, 08/15/2026	505,000	0.2
90,000	(2)	Quicken Loans, Inc., 5.250%, 01/15/2028	87,638	0.0
240,000	(1)(2)	Rayonier AM Products, Inc., 5.500%, 06/01/2024	229,800	0.1
520,000	(2)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	503,100	0.2
485,000	(2)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	496,398	0.2
260,000	(2)	SS&C Technologies, Inc., 5.500%, 09/30/2027	267,150	0.1
180,000	(2)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	177,300	0.1
265,000	(2)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	264,338	0.1
170,000	(2)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	174,038	0.1
647,000		Verizon Communications, Inc., 4.125%-4.522%, 03/16/2027-09/15/2048	676,221	0.2
400,000	(2)	Walt Disney Co/The, 5.400%, 10/01/2043	492,544	0.2
430,000		Wells Fargo & Co., 4.100%, 06/03/2026	440,638	0.1
21,908,524		Other Securities	22,159,834	7.4
			49,079,540	16.5
		Total Corporate Bonds/Notes (Cost $71,483,913)	73,075,533	24.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 9.3%
		United States: 9.3%
444,112		Alternative Loan Trust 2005-51 3A2A, 3.735%, (12MTA + 1.290%), 11/20/2035	$436,307	0.1
227,872		Alternative Loan Trust 2007-23CB A3, 2.977%, (US0001M + 0.500%), 09/25/2037	142,169	0.1
577,018		CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/2036	562,434	0.2
99,633		Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.977%, (US0001M + 0.500%), 11/25/2035	65,449	0.0
281,988		Countrywide Asset-Backed Certificates 2005-IM1 M1, 3.197%, (US0001M + 0.720%), 11/25/2035	282,319	0.1
367,206	(2)(3)	CSMC Trust 2015-2 B3, 3.938%, 02/25/2045	374,477	0.1
271,896	(2)(3)	CSMC Trust 2015-3 B1, 3.933%, 03/25/2045	276,762	0.1
5,742,466	(4)	Fannie Mae 2005-18 SC, 2.173%, (-1.000*US0001M + 4.650%), 03/25/2035	495,121	0.2
1,547,445	(4)	Fannie Mae 2008-41 S, 4.323%, (-1.000*US0001M + 6.800%), 11/25/2036	259,270	0.1
4,176,234	(4)	Fannie Mae 2009-106 SA, 3.773%, (-1.000*US0001M + 6.250%), 01/25/2040	575,337	0.2
400,000		Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 6.127%, (US0001M + 3.650%), 09/25/2029	431,282	0.1
500,000		Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 5.477%, (US0001M + 3.000%), 10/25/2029	531,605	0.2
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
500,000		Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.677%, (US0001M + 2.200%), 01/25/2030	$508,173	0.2
400,000		Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.877%, (US0001M + 2.400%), 05/25/2030	409,570	0.1
600,000		Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.977%, (US0001M + 2.500%), 05/25/2030	612,550	0.2
143,371		Fannie Mae REMIC Trust 2003-22 BZ, 6.000%, 04/25/2033	156,151	0.1
120,513		Fannie Mae REMIC Trust 2005-74 DK, 14.094%, (-4.000*US0001M + 24.000%), 07/25/2035	183,263	0.1
182,628		Fannie Mae REMIC Trust 2006-104 ES, 21.067%, (-5.000*US0001M + 33.450%), 11/25/2036	308,041	0.1
2,291,180	(4)	Fannie Mae REMIC Trust 2007-36 SN, 4.293%, (-1.000*US0001M + 6.770%), 04/25/2037	412,514	0.1
187,561		Fannie Mae REMIC Trust 2007-55 DS, 8.808%, (-2.500*US0001M + 15.000%), 06/25/2037	207,347	0.1
1,316,783	(4)	Fannie Mae REMIC Trust 2008-53 FI, 3.623%, (-1.000*US0001M + 6.100%), 07/25/2038	135,298	0.0
1,005,285	(4)	Fannie Mae REMIC Trust 2008-58 SM, 3.623%, (-1.000*US0001M + 6.100%), 07/25/2038	158,058	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
147,528		Fannie Mae REMIC Trust 2009-66 SL, 7.495%, (-3.333*US0001M + 15.833%), 09/25/2039	$199,057	0.1
93,200		Fannie Mae REMIC Trust 2009-66 SW, 7.662%, (-3.333*US0001M + 16.000%), 09/25/2039	127,464	0.0
7,039,059	(4)	Fannie Mae REMIC Trust 2010-123 SL, 3.593%, (-1.000*US0001M + 6.070%), 11/25/2040	946,186	0.3
5,966,022	(4)	Fannie Mae REMIC Trust 2011-55 SK, 4.083%, (-1.000*US0001M + 6.560%), 06/25/2041	1,072,467	0.4
2,651,972	(4)	Fannie Mae REMIC Trust 2011-86 NS, 3.473%, (-1.000*US0001M + 5.950%), 09/25/2041	364,723	0.1
1,121,367	(4)	Fannie Mae REMIC Trust 2012-10 US, 3.973%, (-1.000*US0001M + 6.450%), 02/25/2042	151,928	0.0
3,058,252	(4)	Fannie Mae REMIC Trust 2012-24 HS, 4.073%, (-1.000*US0001M + 6.550%), 09/25/2040	396,574	0.1
2,279,611	(4)	Fannie Mae REMIC Trust 2013-31 PI, 4.500%, 02/25/2043	272,246	0.1
977,786	(4)	Fannie Mae Series 2007-9 SE, 3.603%, (-1.000*US0001M + 6.080%), 03/25/2037	144,906	0.0
1,744,793	(4)	Fannie Mae Series 2013-44 DI, 3.000%, 05/25/2033	212,464	0.1
236,670	(4)	Freddie Mac REMIC Trust 2303 SY, 6.227%, (-1.000*US0001M + 8.700%), 04/15/2031	52,679	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
1,796,314	(4)	Freddie Mac REMIC Trust 2989 GU, 4.527%, (-1.000*US0001M + 7.000%), 02/15/2033	$283,055	0.1
1,673,101	(4)	Freddie Mac REMIC Trust 3271 SB, 3.577%, (-1.000*US0001M + 6.050%), 02/15/2037	241,502	0.1
4,524,843	(4)	Freddie Mac REMIC Trust 3424 HI, 3.427%, (-1.000*US0001M + 5.900%), 04/15/2038	679,572	0.2
1,313,796	(4)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/2040	185,577	0.1
1,307,877	(4)	Freddie Mac REMIC Trust 3710 SL, 3.527%, (-1.000*US0001M + 6.000%), 05/15/2036	33,457	0.0
6,715,213	(4)	Freddie Mac REMIC Trust 3856 KS, 4.077%, (-1.000*US0001M + 6.550%), 05/15/2041	1,092,444	0.4
2,603,436	(4)	Freddie Mac REMIC Trust 3925 SD, 3.577%, (-1.000*US0001M + 6.050%), 07/15/2040	276,688	0.1
2,876,228	(4)	Freddie Mac REMIC Trust 3946 SE, 4.177%, (-1.000*US0001M + 6.650%), 02/15/2041	352,724	0.1
4,235,684	(4)	Freddie Mac REMIC Trust 4077 SM, 4.227%, (-1.000*US0001M + 6.700%), 08/15/2040	495,090	0.2
1,419,582	(4)	Freddie Mac REMIC Trust 4152 BI, 4.000%, 12/15/2041	181,784	0.1
2,538,087	(4)	Freddie Mac REMIC Trust 4313 MI, 5.000%, 04/15/2039	414,352	0.1
7,461,523		Freddie Mac REMICS 3792 DS, 4.127%, (-1.000*US0001M + 6.600%), 11/15/2040	499,797	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
2,997,277	(4)	Freddie Mac REMICS 4623 MS, 3.527%, (-1.000*US0001M + 6.000%), 10/15/2046	$550,516	0.2
300,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 7.177%, (US0001M + 4.700%), 04/25/2028	344,668	0.1
400,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.977%, (US0001M + 2.500%), 03/25/2030	412,799	0.1
600,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 5.127%, (US0001M + 2.650%), 12/25/2029	620,866	0.2
139,655	(3)	Freddie Mac Whole Loan Securities Trust 2016-SC02 M1, 3.607%, 10/25/2046	139,432	0.0
67,757		Ginnie Mae Series 2007-37 S, 16.216%, (-3.667*US0001M + 25.300%), 04/16/2037	73,873	0.0
383,440		Ginnie Mae Series 2007-8 SP, 14.004%, (-3.242*US0001M + 22.048%), 03/20/2037	544,283	0.2
2,384,795	(4)	Ginnie Mae Series 2010-116 NS, 4.173%, (-1.000*US0001M + 6.650%), 09/16/2040	351,381	0.1
1,228,494	(4)	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/2038	24,815	0.0
738,603	(4)	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/2039	86,837	0.0
4,072,443	(4)	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/2026	340,852	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
1,141,617	(4)	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/2040	$129,432	0.1
2,048,326	(4)	Ginnie Mae Series 2013-115 NI, 4.500%, 01/16/2043	321,044	0.1
1,664,863	(4)	Ginnie Mae Series 2013-5 NI, 3.000%, 01/20/2028	130,927	0.1
3,484,589	(4)	Ginnie Mae Series 2015-178 GI, 4.000%, 05/20/2044	542,327	0.2
437,138		GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 2.687%, (US0001M + 0.210%), 04/25/2036	412,787	0.2
383,987	(2)(3)	JP Morgan Mortgage Trust 2017-3 B1, 3.863%, 08/25/2047	388,184	0.1
253,777		Lehman XS Trust Series 2005-5N 1A2, 2.837%, (US0001M + 0.360%), 11/25/2035	241,277	0.1
265,296	(2)(3)	Sequoia Mortgage Trust 2014-3 B3, 3.931%, 10/25/2044	272,875	0.1
317,083	(2)(3)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	322,881	0.1
20,340	(3)	Structured Asset Securities Corp. 2004-4XS 1A6, 5.050%, 02/25/2034	20,795	0.0
13,520,144	(3)(4)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 0.465%, 08/25/2045	361,784	0.1
80,748	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.896%, 10/25/2036	78,893	0.0
289,391	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.913%, 08/25/2046	277,817	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
579,311	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.747%, 12/25/2036	$573,787	0.2
181,620	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.566%, 04/25/2037	166,082	0.1
794,917		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	732,865	0.2
210,020		Wells Fargo Alternative Loan 2007-PA2 2A1, 2.907%, (US0001M + 0.430%), 06/25/2037	174,805	0.0
206,472		Wells Fargo Mortgage Backed Securities 2006-8 A15, 6.000%, 07/25/2036	207,687	0.1
224,998	(3)	Wells Fargo Mortgage Backed Securities 2006-AR17 A1, 4.750%, 10/25/2036	225,785	0.1
50,162	(3)	Wells Fargo Mortgage Backed Securities 2006-AR17 A2, 4.750%, 10/25/2036	50,243	0.0
302,962	(3)	Wells Fargo Mortgage Backed Securities 2006-AR7 2A1, 4.975%, 05/25/2036	313,861	0.1
300,774	(3)	Wells Fargo Mortgage Backed Securities 2006-AR8 3A2, 5.007%, 04/25/2036	303,366	0.1
554,662	(2)(3)	WinWater Mortgage Loan Trust 2015-5 B4, 3.791%, 08/20/2045	541,458	0.2
1,290,259		Other Securities	1,157,892	0.4
		Total Collateralized Mortgage Obligations (Cost $26,484,262)	27,639,409	9.3

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 4.5%
		United States: 4.5%
500,000	(2)	AMMC CLO 16 Ltd. 2015-16A CR, 4.947%, (US0003M + 2.350%), 04/14/2029	$497,044	0.2
500,000	(2)	Apidos CLO XXIX 2018-29A B, 4.480%, (US0003M + 1.900%), 07/25/2030	484,269	0.2
250,000	(2)	Babson CLO Ltd. 2014-IA BR, 4.792%, (US0003M + 2.200%), 07/20/2025	249,997	0.1
500,000	(2)	BlueMountain CLO 2013-2A CR, 4.542%, (US0003M + 1.950%), 10/22/2030	487,819	0.2
1,160,000	(2)	Bristol Park CLO Ltd. 2016-1A B, 4.497%, (US0003M + 1.900%), 04/15/2029	1,160,879	0.4
500,000	(2)	Burnham Park Clo Ltd. 2016-1A CR, 4.742%, (US0003M + 2.150%), 10/20/2029	496,299	0.2
500,000	(2)	Cedar Funding IV CLO Ltd. 2014-4A CR, 4.842%, (US0003M + 2.250%), 07/23/2030	489,082	0.2
750,000	(2)	CIFC Funding 2013-IA BR Ltd., 5.001%, (US0003M + 2.400%), 07/16/2030	742,109	0.2
508,974	(3)	Citigroup Mortgage Loan Trust 2006-WF1 A2E, 4.906%, 03/25/2036	341,035	0.1
500,000	(2)	Dryden 45 Senior Loan Fund 2016-45A CR, 4.797%, (US0003M + 2.200%), 10/15/2030	493,590	0.2
1,180,000	(2)	Invitation Homes 2018-SFR1 D Trust, 3.924%, (US0001M + 1.450%), 03/17/2037	1,175,045	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		United States (continued)
750,000	(2)	LCM XXIV Ltd. 24A C, 4.842%, (US0003M + 2.250%), 03/20/2030	$737,428	0.2
500,000	(2)	Madison Park Funding XXXI Ltd. 2018-31A C, 4.742%, (US0003M + 2.150%), 01/23/2031	490,601	0.2
300,000	(2)(3)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	298,266	0.1
300,000	(2)(3)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	291,924	0.1
250,000	(2)	Octagon Investment Partners XIX Ltd. 2014-1A CR, 4.697%, (US0003M + 2.100%), 04/15/2026	249,972	0.1
750,000	(2)	Octagon Loan Funding Ltd. 2014-1A CRR, 4.883%, (US0003M + 2.200%), 11/18/2031	733,742	0.2
1,160,000	(2)	OHA Loan Funding Ltd. 2016-1A B1, 4.392%, (US0003M + 1.800%), 01/20/2028	1,158,769	0.4
630,000	(2)	Palmer Square Loan Funding 2017-1A D Ltd., 7.447%, (US0003M + 4.850%), 10/15/2025	624,686	0.2
250,000	(2)	Palmer Square Loan Funding 2018-1A C Ltd., 4.447%, (US0003M + 1.850%), 04/15/2026	239,929	0.1
1,240,000	(2)	Progress Residential 2018-SFR2 E Trust, 4.656%, 08/17/2035	1,270,744	0.4
495,000	(2)	THL Credit Wind River 2015-1A C1 CLO Ltd., 4.742%, (US0003M + 2.150%), 10/20/2030	478,726	0.1
200,000	(2)(3)	Towd Point Mortgage Trust 2017-6 M2, 3.250%, 10/25/2057	185,334	0.0
		Total Asset-Backed Securities (Cost $13,494,982)	13,377,289	4.5

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS(5): 0.9%
		Federal Home Loan Mortgage Corporation: 0.2%(5)
703,733		4.000%, 09/01/2045-05/01/2046	$725,767	0.2
		Federal National Mortgage Association: 0.5%(5)
1,382,760		2.500%-5.000%, 06/01/2030-05/01/2045	1,448,024	0.5
		Government National Mortgage Association: 0.2%
537,288	(3)	4.500%-5.500%, 03/20/2039-10/20/2060	554,211	0.2
		Total U.S. Government Agency Obligations (Cost $2,759,841)	2,728,002	0.9
SOVEREIGN BONDS: 16.0%
		Argentina: 0.5%
1,420,000		Argentine Republic Government International Bond, 6.875%, 04/22/2021	1,199,900	0.4
275,000		Argentine Republic Government International Bond, 6.875%, 01/26/2027	199,275	0.1
			1,399,175	0.5
		Brazil: 0.1%
250,000		Other Securities	275,967	0.1
		Canada: 0.3%
CAD 880,000		Canadian Government Bond, 3.500%, 12/01/2045	857,437	0.3
		Chile: 1.4%
CLP 2,235,000,000		Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/2026	3,439,656	1.1
CLP 555,000,000		Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/2035	901,600	0.3
			4,341,256	1.4
		Colombia: 1.0%
918,000		Colombia Government International Bond, 2.625%-8.125%, 03/15/2023-05/21/2024	1,046,333	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
		Colombia (continued)
COP 6,309,700,000		Colombian TES, 7.000%, 06/30/2032	$1,957,163	0.7
			3,003,496	1.0
		Croatia: 0.1%
300,000		Other Securities	318,090	0.1
		Dominican Republic: 0.2%
461,000	(2)	Dominican Republic International Bond, 6.600%, 01/28/2024	499,493	0.2
		Ecuador: 0.1%
200,000		Other Securities	193,500	0.1
		Egypt: 0.1%
300,000		Other Securities	303,932	0.1
		Germany: 3.2%
EUR 1,570,000		Bundesrepublik Deutschland Bundesanleihe, 2.500%, 08/15/2046	2,593,819	0.9
EUR 5,530,000		Bundesrepublik Deutschland, 0.500%, 02/15/2025	6,518,786	2.2
EUR 170,000	(6)	Bundesrepublik Deutschland Bundesanleihe, -0.024%-1.250%, 08/15/2025-08/15/2048	205,736	0.0
EUR 129,700		Other Securities	147,638	0.1
			9,465,979	3.2
		Greece: 1.0%
EUR 2,545,000	(2)	Hellenic Republic Government Bond, 3.875%, 03/12/2029	2,976,732	1.0
		Hungary: 0.0%
110,000		Other Securities	165,745	0.0
		Indonesia: 0.6%
IDR 26,484,000,000		Indonesia Treasury Bond, 8.750%, 05/15/2031	1,957,976	0.6
		Ivory Coast: 0.1%
294,125	(3)	Ivory Coast Government International Bond, 5.750%, 12/31/2032	278,242	0.1
		Mexico: 0.0%
175,000		Other Securities	180,036	0.0
		Morocco: 0.1%
200,000		Other Securities	205,174	0.1
Principal Amount†			Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
		Nigeria: 0.1%
200,000		Other Securities	$207,299	0.1
		Panama: 0.2%
515,000		Other Securities	618,552	0.2
		Peru: 2.0%
PEN 6,491,000	(2)	Peru Government Bond, 5.940%, 02/12/2029	2,077,000	0.7
PEN 7,533,000	(2)	Peru Government Bond, 6.150%, 08/12/2032	2,403,021	0.8
PEN 4,000,000		Peru Government Bond, 6.350%, 08/12/2028	1,317,858	0.5
75,000		Other Securities	96,000	0.0
			5,893,879	2.0
		Poland: 1.3%
PLN 4,269,000		Republic of Poland Government Bond, 2.500%, 07/25/2027	1,089,522	0.4
PLN 9,262,000	(1)	Republic of Poland Government Bond, 2.750%, 04/25/2028	2,391,816	0.8
375,000		Other Securities	383,252	0.1
			3,864,590	1.3
		Romania: 0.5%
RON 6,670,000		Romania Government Bond, 3.400%, 03/08/2022	1,554,182	0.5
		Russia: 0.2%
600,000	(2)	Russian Foreign Bond - Eurobond, 4.875%, 09/16/2023	633,840	0.2
		Saudi Arabia: 0.1%
200,000	(2)	KSA Sukuk Ltd., 3.628%, 04/20/2027	201,715	0.1
		Spain: 0.4%
EUR 1,092,000	(2)	Spain Government Bond, 2.700%, 10/31/2048	1,368,546	0.4
		Sri Lanka: 0.1%
200,000	(2)	Sri Lanka Government International Bond, 6.825%, 07/18/2026	198,145	0.1
		Turkey: 0.1%
461,000		Other Securities	457,034	0.1
		Ukraine: 0.1%
525,000		Other Securities	463,313	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
		United Kingdom: 2.0%
GBP 1,020,000		United Kingdom Gilt, 2.000%, 09/07/2025	$1,417,596	0.5
GBP 2,480,000		United Kingdom Gilt, 3.500%, 01/22/2045	4,447,197	1.5
			5,864,793	2.0
		Uruguay: 0.1%
150,000		Other Securities	180,703	0.1
		Total Sovereign Bonds (Cost $48,143,761)	47,928,821	16.0
COMMERCIAL MORTGAGE-BACKED SECURITIES: 8.8%
		United States: 8.8%
7,805,617	(3)(4)	BANK 2017-BNK5 XA, 1.231%, 06/15/2060	474,774	0.2
999,057	(3)(4)	BANK 2019-BNK16 XA, 1.131%, 02/15/2052	73,506	0.0
2,400,676	(3)(4)	Barclays Commercial Mortgage Trust 2017-C1 XA, 1.676%, 02/15/2050	211,299	0.1
110,000	(2)	BDS 2018-FL2 D, 5.024%, (US0001M + 2.550%), 08/15/2035	110,276	0.0
18,785	(2)(3)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/2041	18,733	0.0
280,000	(2)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	244,177	0.1
1,439,335	(3)(4)	Benchmark 2019-B9 XA Mortgage Trust, 1.216%, 03/15/2052	119,123	0.0
890,000	(2)(3)	CALI Mortgage Trust 2019-101C E, 4.469%, 03/10/2039	901,989	0.3
3,347,276	(3)(4)	CD 2016-CD1 Mortgage Trust XA, 1.554%, 08/10/2049	257,291	0.1
14,383,183	(3)(4)	CFCRE Commercial Mortgage Trust 2016-C7 XA, 0.895%, 12/10/2054	669,145	0.2
8,581,000	(3)(4)	Citigroup Commercial Mortgage Trust 2016-C2 XB, 0.995%, 08/10/2049	474,521	0.1
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States (continued)
3,599,766	(3)(4)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.264%, 10/12/2050	$242,926	0.1
230,000	(3)	Citigroup Commercial Mortgage Trust 2017-P8 C, 4.412%, 09/15/2050	230,589	0.1
5,256,668	(3)(4)	COMM 2012-CR1 XA, 2.041%, 05/15/2045	240,852	0.1
16,999,422	(2)(3)(4)	COMM 2012-LTRT XA, 1.095%, 10/05/2030	426,053	0.1
8,720,445	(3)(4)	COMM 2013-CCRE13 XA, 0.961%, 11/10/2046	274,829	0.1
4,864,265	(3)(4)	COMM 2014-UBS2 XA, 1.377%, 03/10/2047	217,240	0.1
300,000	(3)	COMM 2016-COR1 C, 4.531%, 10/10/2049	305,500	0.1
7,259,639	(3)(4)	COMM 2016-CR28 XA, 0.735%, 02/10/2049	250,162	0.1
1,000,000	(3)	COMM 2017-COR2 C, 4.714%, 09/10/2050	1,033,344	0.3
350,000	(2)(6)	DBRR Re-REMIC Trust 2015-FRR1 B711, 0.000%, 08/28/2045	344,530	0.1
3,600,995	(2)(3)(4)	DBUBS 2011-LC1A XA, 0.889%, 11/10/2046	25,746	0.0
910,000	(2)(3)	Del Amo Fashion Center Trust 2017-AMO C, 3.757%, 06/05/2035	873,121	0.3
530,000	(2)(3)	DBJPM 16-C3 Mortgage Trust, 3.634%, 08/10/2049	483,913	0.2
4,300,000	(3)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.910%, 01/25/2043	200,613	0.1
8,087,203	(3)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K711 X3, 1.639%, 08/25/2040	62,898	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States (continued)
373,305	(2)(3)	GCCFC Commercial Mortgage Trust 2004-GG1 F, 6.608%, 06/10/2036	$372,869	0.1
450,000	(2)(3)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	437,140	0.1
3,954,614	(3)(4)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.363%, 05/10/2045	164,090	0.0
220,000	(2)	GS Mortgage Securities Trust 2013-GC16 G, 3.500%, 11/10/2046	177,451	0.1
4,486,869	(3)(4)	GS Mortgage Securities Trust 2013-GC16 XA, 1.219%, 11/10/2046	178,564	0.1
1,500,000	(2)(3)	GS Mortgage Securities Trust 2016-GS4 E, 3.922%, 11/10/2049	1,123,379	0.4
7,761,712	(3)(4)	GS Mortgage Securities Trust 2017-GS6 XA, 1.192%, 05/10/2050	538,432	0.2
970,000	(2)	GS Mortgage Securities Trust 2019-GC38 D, 3.000%, 02/10/2052	838,219	0.3
5,790,000	(2)(3)(4)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.420%, 12/15/2047	66,903	0.0
343,147	(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.479%, 06/12/2041	343,839	0.1
200,000	(2)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	198,164	0.1
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States (continued)
2,120,000	(2)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 E, 4.000%, 08/15/2046	$2,033,482	0.7
10,136,470	(3)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 2.066%, 06/15/2045	315,728	0.1
770,000	(2)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 D, 4.128%, 01/15/2046	769,860	0.2
735,000	(3)	JPMBB Commercial Mortgage Securities Trust 2014-C18 AS, 4.439%, 02/15/2047	775,496	0.3
1,120,000	(2)(3)	JPMCC Commercial Mortgage Securities Trust 2017-JP6 D, 4.753%, 07/15/2050	1,133,303	0.4
5,181,534	(2)(3)(4)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.267%, 03/10/2050	220,967	0.1
1,320,000	(2)(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6 E, 4.763%, 11/15/2045	1,313,339	0.5
21,550,000	(2)(3)(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XB, 0.584%, 12/15/2047	533,360	0.2
930,000	(2)(3)	Morgan Stanley Capital I Trust 2011-C1 E, 5.554%, 09/15/2047	966,769	0.3
8,224,406	(2)(3)(4)	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 1.999%, 08/10/2049	424,979	0.2
13,194,453	(3)(4)	Wells Fargo Commercial Mortgage Trust 2016-C37, 1.154%, 12/15/2049	603,417	0.2
630,000	(2)(3)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.407%, 03/15/2045	530,454	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States (continued)
620,000	(2)(3)	WFRBS Commercial Mortgage Trust 2013-C14 D, 4.111%, 06/15/2046	$580,672	0.2
7,796,410	(3)(4)	WFRBS Commercial Mortgage Trust 2013-UBS1 XA, 1.020%, 03/15/2046	207,041	0.0
15,486,312	(3)(4)	WFRBS Commercial Mortgage Trust 2014-C19 XA, 1.218%, 03/15/2047	583,101	0.2
1,360,000	(2)(3)	West Town Mall Trust 2017-KNOX E, 4.491%, 07/05/2030	1,316,649	0.4
640,000		Other Securities	634,182	0.2
		Total Commercial Mortgage-Backed Securities (Cost $25,853,261)	26,148,999	8.8
U.S. TREASURY OBLIGATIONS: 10.7%
		U.S. Treasury Bonds: 1.2%
2,734,000		3.375%, 11/15/2048	2,976,002	1.0
725,000		3.500%, 02/15/2039	808,375	0.2
			3,784,377	1.2
		U.S. Treasury Notes: 9.5%
2,078,000		1.125%, 03/31/2020	2,054,704	0.7
11,043,000		2.250%, 04/30/2021	11,039,765	3.7
6,210,000		2.250%, 04/15/2022	6,212,183	2.1
5,899,000		2.250%, 04/30/2024	5,891,165	2.0
2,487,000		2.375%, 04/30/2026	2,484,911	0.8
591,000		2.625%, 02/15/2029	597,176	0.2
			28,279,904	9.5
		Total U.S. Treasury Obligations (Cost $31,970,730)	32,064,281	10.7

	Value	Percentage of Net Assets
PURCHASED OPTIONS(7): 0.3%
Total Purchased Options (Cost $1,040,431)	882,444	0.3
Total Long-Term Investments (Cost $221,231,181)	223,844,778	75.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 27.2%
	Commercial Paper: 15.9%
2,000,000	American Electric Power Co., Inc., 2.670%, 05/06/2019	$1,999,124	0.7
2,800,000	Autozone, Inc., 2.660%, 05/03/2019	2,799,389	1.0
2,500,000	Concord Minutemen, 2.510%, 05/20/2019	2,496,560	0.8
2,800,000	Consolidated Edison, Inc., 2.700%, 05/08/2019	2,798,342	0.9
4,300,000	DowDuPont, Inc., 2.610%, 05/01/2019	4,299,693	1.5
2,800,000	DowDuPont, Inc., 2.660%, 05/17/2019	2,796,529	0.9
2,800,000	Duke Energy Corp., 2.680%, 05/13/2019	2,797,326	0.9
2,800,000	Eastman Chemical Co., 2.740%, 05/24/2019	2,794,967	0.9
2,000,000	Eaton Corp., 2.680%, 05/10/2019	1,998,535	0.7
2,800,000	Harley-Davidson, Inc., 2.710%, 05/17/2019	2,796,476	0.9
3,000,000	Johnson Controls International plc, 2.650%, 05/01/2019	2,999,782	1.0
2,200,000	Marriott International, Inc., 2.730%, 05/20/2019	2,196,716	0.7
2,000,000	Mondelez International, Inc., 2.670%, 05/08/2019	1,998,830	0.7
2,800,000	Old Line Funding, 2.510%, 05/16/2019	2,796,925	0.9
2,000,000	PPG Industries, Inc., 2.700%, 05/17/2019	1,997,492	0.7
2,000,000	Schlumberger Ltd., 2.720%, 05/06/2019	1,999,108	0.7
3,000,000	Verizon Communications, Inc., 2.680%, 05/13/2019	2,997,134	1.0
3,000,000	Whirlpool Corp., 2.600%, 05/02/2019	2,999,573	1.0
		47,562,501	15.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(8): 1.2%
1,000,000	Cantor Fitzgerald Securities, Repurchase Agreement dated 04/30/19, 2.76%, due 05/01/19 (Repurchase Amount $1,000,076, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 05/15/19-03/20/69)	$1,000,000	0.4
1,000,000	Citigroup, Inc., Repurchase Agreement dated 04/30/19, 2.77%, due 05/01/19 (Repurchase Amount $1,000,076, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.250%-8.500%, Market Value plus accrued interest $1,020,000, due 05/25/19-04/20/69)	1,000,000	0.3
569,180	JPMorgan Chase & Co., Repurchase Agreement dated 04/30/19, 2.75%, due 05/01/19 (Repurchase Amount $569,223, collateralized by various U.S. Government Securities, 2.125%-2.250%, Market Value plus accrued interest $580,564, due 09/30/21-04/30/24)	569,180	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(8) (continued)
1,000,000	Mizuho Securities USA LLC, Repurchase Agreement dated 04/30/19, 2.75%, due 05/01/19 (Repurchase Amount $1,000,075, collateralized by various U.S. Government Agency Obligations, 3.500%-5.000%, Market Value plus accrued interest $1,020,000, due 08/01/47-09/01/48)	$1,000,000	0.3
		3,569,180	1.2
Shares			Value	Percentage of Net Assets
		Mutual Funds: 10.1%
30,100,000	(9)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.330% (Cost $30,100,000)	30,100,000	10.1
		Total Short-Term Investments (Cost $81,235,359)	81,231,681	27.2
		Total Investments in Securities (Cost $302,466,540)	$305,076,459	102.2
		Liabilities in Excess of Other Assets	(6,676,017)	(2.2)
		Net Assets	$298,400,442	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2019 (Unaudited) (continued)

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
Variable rate security. Rate shown is the rate in effect as of April 30, 2019.

(4)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(5)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(6)
Represents a zero coupon bond. Rate shown reflects the effective yield as of April 30, 2019.

(7)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(8)
Represents securities purchased with cash collateral received for securities on loan.

(9)
Rate shown is the 7-day yield as of April 30, 2019.

CAD
Canadian Dollar

CLP
Chilean Peso

COP
Colombian Peso

EUR
EU Euro

GBP
British Pound

IDR
Indonesian Rupiah

PEN
Peruvian Nuevo Sol

PLN
Polish Zloty

RON
Romanian New Leu

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
US0001M	1-month LIBOR
US0003M	3-month LIBOR
Sector Diversification	Percentage of Net Assets
Sovereign Bonds	16.0%
U.S. Treasury Obligations	10.7
Collateralized Mortgage Obligations	9.3
Commercial Mortgage-Backed Securities	8.8
Financial	8.2
Other Asset-Backed Securities	4.5
Energy	3.9
Consumer, Non-cyclical	3.7
Communications	2.9
Utilities	1.7
Consumer, Cyclical	1.5
Basic Materials	1.1
U.S. Government Agency Obligations	0.9
Industrial	0.8
Technology	0.7
Purchased Options	0.3
Short-Term Investments	27.2
Liabilities in Excess of Other Assets	(2.2)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2019
Asset Table
Investments, at fair value
Purchased Options	$—	$882,444	$—	$882,444
Corporate Bonds/Notes	—	73,075,533	—	73,075,533
Collateralized Mortgage Obligations	—	27,639,409	—	27,639,409
U.S. Treasury Obligations	—	32,064,281	—	32,064,281
Sovereign Bonds	—	47,928,821	—	47,928,821
U.S. Government Agency Obligations	—	2,728,002	—	2,728,002
Asset-Backed Securities	—	13,377,289	—	13,377,289
Commercial Mortgage-Backed Securities	—	26,148,999	—	26,148,999
Short-Term Investments	30,100,000	51,131,681	—	81,231,681
Total Investments, at fair value	$30,100,000	$274,976,459	$—	$305,076,459
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2019 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2019
Other Financial Instruments+
Centrally Cleared Swaps	—	975,811	—	975,811
Forward Foreign Currency Contracts	—	1,357,008	—	1,357,008
Futures	984,046	—	—	984,046
Total Assets	$31,084,046	$277,309,278	$—	$308,393,324
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(592,505)	$—	$(592,505)
Forward Foreign Currency Contracts	—	(2,157,765)	—	(2,157,765)
Forward Premium Swaptions	—	(111,817)	—	(111,817)
Futures	(214,710)	—	—	(214,710)
Written Options	—	(425,645)	—	(425,645)
Total Liabilities	$(214,710)	$(3,287,732)	$—	$(3,502,442)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At April 30, 2019, the following forward foreign currency contracts were outstanding for Voya Global Bond Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 3,297,000	EUR 2,936,950	Barclays Bank PLC	05/10/19	$6,591
SEK 9,742,633	USD 1,059,827	Barclays Bank PLC	05/10/19	(33,285)
EUR 3,270,989	USD 3,693,000	Barclays Bank PLC	05/10/19	(21,627)
USD 735,000	SEK 6,970,650	Barclays Bank PLC	05/10/19	3,603
EUR 1,000,810	USD 1,124,000	Barclays Bank PLC	05/10/19	(686)
USD 431,000	NOK 3,681,113	Barclays Bank PLC	05/10/19	4,180
GBP 1,823,578	USD 2,354,000	Barclays Bank PLC	05/10/19	25,026
GBP 2,921,723	USD 3,874,914	Barclays Bank PLC	05/10/19	(63,256)
USD 333,000	SEK 3,066,514	Barclays Bank PLC	05/10/19	9,894
CAD 3,176,873	USD 2,380,000	Barclays Bank PLC	05/10/19	(8,154)
NOK 87,609,879	USD 10,289,711	Barclays Bank PLC	05/10/19	(131,474)
USD 1,295,000	GBP 992,981	Barclays Bank PLC	05/10/19	(891)
USD 1,985,000	NOK 16,941,020	Barclays Bank PLC	05/10/19	20,714
USD 1,807,000	NOK 15,563,037	Barclays Bank PLC	05/10/19	2,489
USD 1,798,000	NOK 15,339,863	Barclays Bank PLC	05/10/19	19,365
AUD 1,281,527	USD 919,000	Barclays Bank PLC	05/10/19	(15,399)
USD 955,000	GBP 739,511	Barclays Bank PLC	05/10/19	(9,761)
EUR 993,350	USD 1,125,000	Barclays Bank PLC	05/10/19	(10,059)
USD 2,358,000	NOK 20,025,232	Barclays Bank PLC	05/10/19	36,104
USD 705,000	EUR 622,716	Barclays Bank PLC	05/10/19	6,061
USD 830,000	NOK 7,049,840	Barclays Bank PLC	05/10/19	12,581
NOK 15,334,051	USD 1,798,000	Barclays Bank PLC	05/10/19	(20,039)
AUD 918,950	USD 660,000	Barclays Bank PLC	05/10/19	(12,051)
SEK 7,100,129	USD 759,000	Barclays Bank PLC	05/10/19	(10,889)
USD 1,227,000	JPY 137,177,790	Barclays Bank PLC	05/10/19	(5,316)
USD 383,000	NOK 3,308,314	Barclays Bank PLC	05/10/19	(594)
EUR 492,534	USD 550,000	Barclays Bank PLC	05/10/19	2,823
USD 1,528,000	SEK 14,394,594	Barclays Bank PLC	05/10/19	11,301
HUF 48,742,964	USD 171,523	Barclays Bank PLC	06/28/19	(2,033)
USD 587	PHP 31,017	Barclays Bank PLC	06/28/19	(10)
USD 1,512,427	RON 6,438,962	Barclays Bank PLC	06/28/19	(3,095)
CZK 4,429,558	USD 193,471	Barclays Bank PLC	06/28/19	661
MYR 2,951,127	USD 722,183	Barclays Bank PLC	06/28/19	(10,064)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2019 (Unaudited) (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
PEN 3,749,581	USD 1,129,392	BNP Paribas	05/02/19	4,611
PLN 4,019,717	USD 1,044,820	BNP Paribas	05/02/19	7,062
USD 2,372,000	EUR 2,097,552	BNP Paribas	05/10/19	17,697
NOK 6,652,859	USD 787,000	BNP Paribas	05/10/19	(15,611)
MXN 2,875,410	USD 149,000	BNP Paribas	06/28/19	1,255
ILS 1,941,264	USD 545,000	BNP Paribas	06/28/19	(3,383)
IDR 358,145,530	USD 25,000	BNP Paribas	06/28/19	(8)
THB 4,786,206	USD 149,000	BNP Paribas	06/28/19	1,117
CZK 1,134,465	USD 50,000	BNP Paribas	06/28/19	(280)
USD 1,125,660	PEN 3,749,581	BNP Paribas	06/28/19	(5,388)
USD 1,046,593	PLN 4,019,717	BNP Paribas	06/28/19	(7,174)
EUR 390,414	USD 436,000	Citibank N.A.	05/10/19	2,203
USD 511,000	GBP 390,678	Citibank N.A.	05/10/19	1,325
USD 267,000	SEK 2,471,894	Citibank N.A.	05/10/19	6,547
USD 2,245,000	CHF 2,231,911	Citibank N.A.	05/10/19	52,855
CAD 5,388,194	USD 4,014,000	Citibank N.A.	05/10/19	8,814
AUD 1,387,023	USD 989,000	Citibank N.A.	05/10/19	(11,014)
USD 1,453,000	EUR 1,274,227	Citibank N.A.	05/10/19	22,801
SEK 7,384,579	USD 807,000	Citibank N.A.	05/10/19	(28,917)
JPY 110,467,909	USD 996,938	Citibank N.A.	05/10/19	(4,567)
JPY 329,569,564	USD 2,965,000	Citibank N.A.	05/10/19	(4,363)
AUD 1,174,829	USD 840,000	Citibank N.A.	05/10/19	(11,631)
USD 1,133,000	CAD 1,517,631	Citibank N.A.	05/10/19	(60)
USD 795,000	AUD 1,119,036	Citibank N.A.	05/10/19	5,970
EUR 2,211,697	USD 2,491,000	Citibank N.A.	05/10/19	(8,580)
USD 1,716,000	AUD 2,419,722	Citibank N.A.	05/10/19	9,860
USD 155,000	JPY 17,084,334	Citibank N.A.	05/10/19	1,526
USD 2,015,000	CAD 2,698,753	Citibank N.A.	05/10/19	117
USD 284,000	SEK 2,614,456	Citibank N.A.	05/10/19	8,526
USD 899,000	EUR 794,158	Citibank N.A.	05/10/19	7,633
ZAR 73,261	USD 5,111	Citibank N.A.	06/28/19	(25)
BRL 6,271	USD 1,608	Citibank N.A.	06/28/19	(16)
MXN 12,667,611	USD 649,635	Citibank N.A.	06/28/19	12,313
USD 1,931,361	PLN 7,373,823	Citibank N.A.	06/28/19	(1,683)
KRW 3,482,054,494	USD 3,075,558	Citibank N.A.	06/28/19	(79,393)
SGD 763,827	USD 564,832	Citibank N.A.	06/28/19	(2,698)
TRY 101,974	USD 17,091	Citibank N.A.	06/28/19	(600)
CHF 619,960	USD 607,000	Deutsche Bank AG	05/10/19	1,914
USD 1,307,000	GBP 1,009,396	Goldman Sachs International	05/10/19	(9,850)
USD 1,506,000	CAD 2,010,508	Goldman Sachs International	05/10/19	4,959
USD 1,153,000	NZD 1,705,830	Goldman Sachs International	05/10/19	13,500
USD 1,563,000	CAD 2,100,275	Goldman Sachs International	05/10/19	(5,061)
USD 1,477,000	GBP 1,144,773	Goldman Sachs International	05/10/19	(16,462)
CHF 2,800,206	USD 2,749,000	Goldman Sachs International	05/10/19	1,315
USD 1,354,000	JPY 151,241,990	Goldman Sachs International	05/10/19	(4,659)
NOK 19,833,389	USD 2,341,000	Goldman Sachs International	05/10/19	(41,348)
CHF 1,244,303	USD 1,238,000	Goldman Sachs International	05/10/19	(15,867)
USD 2,662,000	EUR 2,367,805	Goldman Sachs International	05/10/19	4,365
NZD 1,800,996	USD 1,203,000	Goldman Sachs International	05/10/19	72
USD 2,349,000	AUD 3,272,768	Goldman Sachs International	05/10/19	41,380
NZD 1,525,906	USD 1,032,000	Goldman Sachs International	05/10/19	(12,689)
USD 1,999,000	NOK 16,971,333	Goldman Sachs International	05/10/19	31,199
USD 1,261,000	CHF 1,263,445	Goldman Sachs International	05/10/19	20,066
AUD 4,897,499	USD 3,492,000	Goldman Sachs International	05/10/19	(38,786)
NZD 1,662,844	USD 1,111,000	Goldman Sachs International	05/10/19	(214)
JPY 154,380,360	USD 1,381,000	Goldman Sachs International	05/10/19	5,852
USD 1,930,000	EUR 1,709,035	Goldman Sachs International	05/10/19	11,771
USD 998,000	NZD 1,479,615	Goldman Sachs International	05/10/19	9,612
CAD 709,299	USD 526,000	Goldman Sachs International	05/10/19	3,561
CHF 1,861,045	USD 1,826,000	Goldman Sachs International	05/10/19	1,887
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2019 (Unaudited) (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR 1,701,108	USD 1,918,000	Goldman Sachs International	05/10/19	(8,668)
CHF 253,494	USD 250,000	Goldman Sachs International	05/10/19	(1,022)
AUD 3,548,328	USD 2,518,000	Goldman Sachs International	05/10/19	(16,083)
USD 1,369,000	CAD 1,845,175	Goldman Sachs International	05/10/19	(8,603)
USD 2,683,000	CAD 3,577,737	Goldman Sachs International	05/10/19	11,869
USD 2,517,000	AUD 3,526,405	Goldman Sachs International	05/10/19	30,541
AUD 3,070,468	USD 2,194,000	Goldman Sachs International	05/10/19	(29,021)
USD 3,776,000	NOK 32,062,602	Goldman Sachs International	05/10/19	58,389
EUR 2,600,776	USD 2,933,000	Goldman Sachs International	05/10/19	(13,877)
JPY 173,995,469	USD 1,564,000	Goldman Sachs International	05/10/19	(939)
USD 1,383,000	GBP 1,069,417	Goldman Sachs International	05/10/19	(12,154)
USD 2,596,000	AUD 3,639,576	Goldman Sachs International	05/10/19	29,745
NZD 2,169,597	USD 1,447,000	Goldman Sachs International	05/10/19	2,298
JPY 218,980,706	USD 1,960,000	Goldman Sachs International	05/10/19	7,179
USD 2,702,000	AUD 3,793,468	Goldman Sachs International	05/10/19	27,236
EUR 1,722,640	USD 1,945,000	Goldman Sachs International	05/10/19	(11,500)
USD 1,678,000	NOK 14,357,098	Goldman Sachs International	05/10/19	13,316
USD 1,043,000	SEK 9,899,336	Goldman Sachs International	05/10/19	(52)
USD 1,595,000	JPY 176,832,817	Goldman Sachs International	05/10/19	6,450
USD 981,000	EUR 871,905	Goldman Sachs International	05/10/19	2,370
NOK 2,880,281	USD 332,000	Goldman Sachs International	05/10/19	1,964
USD 1,288,000	CHF 1,283,276	Goldman Sachs International	05/10/19	27,588
CHF 5,289,934	USD 5,191,000	Goldman Sachs International	05/10/19	4,683
CHF 4,481,143	USD 4,403,000	Goldman Sachs International	05/10/19	(1,698)
AUD 1,564,745	USD 1,102,000	Goldman Sachs International	05/10/19	1,298
AUD 1,817,378	USD 1,275,000	Goldman Sachs International	05/10/19	6,429
NOK 16,555,009	USD 1,950,000	Goldman Sachs International	05/10/19	(30,471)
USD 5,543,000	CHF 5,619,427	Goldman Sachs International	05/10/19	23,694
AUD 4,514,094	USD 3,240,000	Goldman Sachs International	05/10/19	(57,124)
USD 1,784,000	EUR 1,576,895	Goldman Sachs International	05/10/19	14,086
CAD 1,583,346	USD 1,178,000	Goldman Sachs International	05/10/19	4,123
USD 1,930,000	JPY 214,855,725	Goldman Sachs International	05/10/19	737
USD 1,357,000	CHF 1,383,270	Goldman Sachs International	05/10/19	(1,625)
USD 3,354,000	AUD 4,751,940	Goldman Sachs International	05/10/19	3,420
USD 1,910,000	CHF 1,894,462	Goldman Sachs International	05/10/19	49,292
EUR 2,093,939	USD 2,360,000	Goldman Sachs International	05/10/19	(9,753)
USD 1,782,000	NOK 15,366,054	Goldman Sachs International	05/10/19	329
USD 616,855	COP 2,011,713,237	Goldman Sachs International	06/28/19	(3,569)
USD 173,000	EUR 152,213	HSBC Bank USA N.A.	05/10/19	2,155
CAD 1,475,124	USD 1,109,000	HSBC Bank USA N.A.	05/10/19	(7,676)
AUD 2,444,126	USD 1,741,000	HSBC Bank USA N.A.	05/10/19	(17,654)
CHF 1,261,028	USD 1,265,000	HSBC Bank USA N.A.	05/10/19	(26,440)
NZD 1,459,414	USD 985,000	HSBC Bank USA N.A.	05/10/19	(10,106)
USD 5,037,000	NZD 7,454,193	HSBC Bank USA N.A.	05/10/19	57,572
THB 25,010,197	USD 788,684	HSBC Bank USA N.A.	06/28/19	(4,252)
USD 25,000	COP 78,078,750	HSBC Bank USA N.A.	06/28/19	920
HUF 7,076,852	USD 25,000	HSBC Bank USA N.A.	06/28/19	(392)
USD 4,583,750	PEN 15,225,260	HSBC Bank USA N.A.	06/28/19	(8,896)
HKD 312,256	USD 39,887	HSBC Bank USA N.A.	06/28/19	(49)
THB 796,945	USD 25,000	HSBC Bank USA N.A.	06/28/19	(4)
USD 1,466,882	COP 4,637,415,849	HSBC Bank USA N.A.	06/28/19	36,675
USD 848,000	NOK 7,360,755	JPMorgan Chase Bank N.A.	05/10/19	(5,469)
JPY 20,685,042	USD 185,000	JPMorgan Chase Bank N.A.	05/10/19	821
JPY 993,632,437	USD 8,863,000	JPMorgan Chase Bank N.A.	05/10/19	63,144
USD 1,057,024	NZD 1,539,038	JPMorgan Chase Bank N.A.	05/10/19	28,941
CHF 304,011	USD 308,000	JPMorgan Chase Bank N.A.	05/10/19	(9,406)
AUD 7,995,708	USD 5,640,000	JPMorgan Chase Bank N.A.	05/10/19	(29,637)
GBP 790,939	USD 1,043,000	JPMorgan Chase Bank N.A.	05/10/19	(11,147)
USD 1,798,000	NOK 15,341,393	JPMorgan Chase Bank N.A.	05/10/19	19,188
USD 1,900,000	CAD 2,531,103	JPMorgan Chase Bank N.A.	05/10/19	10,284
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2019 (Unaudited) (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD 1,259,502	USD 897,000	JPMorgan Chase Bank N.A.	05/10/19	(8,928)
AUD 4,141,130	USD 2,946,000	JPMorgan Chase Bank N.A.	05/10/19	(26,100)
CAD 45,171	USD 34,034	JPMorgan Chase Bank N.A.	05/10/19	(310)
EUR 388,818	USD 441,000	JPMorgan Chase Bank N.A.	05/10/19	(4,589)
USD 1,152,000	CAD 1,534,029	JPMorgan Chase Bank N.A.	05/10/19	6,697
USD 947,098	AUD 1,332,251	JPMorgan Chase Bank N.A.	05/10/19	7,731
USD 942,000	JPY 103,874,048	JPMorgan Chase Bank N.A.	05/10/19	8,863
JPY 146,809,944	USD 1,313,000	JPMorgan Chase Bank N.A.	05/10/19	5,845
AUD 7,261,530	USD 5,159,825	JPMorgan Chase Bank N.A.	05/10/19	(39,739)
GBP 1,048,725	USD 1,374,000	JPMorgan Chase Bank N.A.	05/10/19	(5,842)
SEK 6,833,550	USD 716,000	JPMorgan Chase Bank N.A.	05/10/19	4,023
EUR 32,230,421	USD 36,727,419	JPMorgan Chase Bank N.A.	05/10/19	(551,837)
DKK 4,946,164	USD 755,509	JPMorgan Chase Bank N.A.	05/10/19	(11,845)
EUR 2,207,321	USD 2,470,000	JPMorgan Chase Bank N.A.	05/10/19	7,508
AUD 2,180,044	USD 1,529,000	JPMorgan Chase Bank N.A.	05/10/19	8,143
CHF 6,322,920	USD 6,343,686	JPMorgan Chase Bank N.A.	05/10/19	(133,422)
EUR 1,594,554	USD 1,816,658	JPMorgan Chase Bank N.A.	05/10/19	(26,923)
AUD 3,062,796	USD 2,148,000	JPMorgan Chase Bank N.A.	05/10/19	11,569
USD 1,826,000	SEK 17,392,393	JPMorgan Chase Bank N.A.	05/10/19	(6,565)
USD 2,650,000	NOK 22,941,846	JPMorgan Chase Bank N.A.	05/10/19	(10,073)
JPY 4,046,206,104	USD 36,431,279	JPMorgan Chase Bank N.A.	05/10/19	(82,809)
USD 2,236,619	CLP 1,503,589,664	JPMorgan Chase Bank N.A.	06/28/19	17,431
RUB 22,564,410	USD 339,894	JPMorgan Chase Bank N.A.	06/28/19	6,749
USD 289,186	ILS 1,035,031	JPMorgan Chase Bank N.A.	06/28/19	410
IDR 10,080,510,731	USD 698,048	JPMorgan Chase Bank N.A.	06/28/19	5,380
MXN 958,501	USD 50,000	JPMorgan Chase Bank N.A.	06/28/19	87
KRW 757,920,600	USD 654,000	JPMorgan Chase Bank N.A.	06/28/19	(1,840)
USD 2,091,129	CLP 1,413,603,123	JPMorgan Chase Bank N.A.	06/28/19	4,754
CNY 5,328,167	USD 793,000	JPMorgan Chase Bank N.A.	06/28/19	(1,778)
KRW 56,952,500	USD 50,000	JPMorgan Chase Bank N.A.	06/28/19	(995)
USD 25,000	CLP 16,555,750	JPMorgan Chase Bank N.A.	06/28/19	565
USD 149,000	PEN 491,938	JPMorgan Chase Bank N.A.	06/28/19	609
USD 11,417	JPY 1,274,000	Morgan Stanley	05/08/19	(20)
USD 503,000	GBP 386,209	Morgan Stanley	05/10/19	(845)
USD 797,000	SEK 7,402,026	Morgan Stanley	05/10/19	17,079
NZD 433,803	USD 292,000	Morgan Stanley	05/10/19	(2,218)
CAD 5,798,376	USD 4,333,000	Morgan Stanley	05/10/19	(3,945)
CHF 303,790	USD 307,000	Morgan Stanley	05/10/19	(8,622)
USD 1,123,000	NOK 9,657,816	Morgan Stanley	05/10/19	3,190
AUD 1,259,201	USD 897,000	Morgan Stanley	05/10/19	(9,140)
CAD 1,748,225	USD 1,295,000	Morgan Stanley	05/10/19	10,221
SEK 37,153,446	USD 3,994,000	Morgan Stanley	05/10/19	(79,294)
USD 2,376,000	CHF 2,350,059	Morgan Stanley	05/10/19	67,813
GBP 363,857	USD 473,000	Morgan Stanley	05/10/19	1,685
CAD 11,178,292	USD 8,395,445	Morgan Stanley	05/10/19	(49,756)
USD 507,000	AUD 713,442	Morgan Stanley	05/10/19	3,954
GBP 865,354	USD 1,133,000	Morgan Stanley	05/10/19	(4,066)
JPY 121,322,603	USD 1,090,000	Morgan Stanley	05/10/19	(117)
USD 2,166,000	CAD 2,899,296	Morgan Stanley	05/10/19	1,392
CAD 2,891,047	USD 2,170,000	Morgan Stanley	05/10/19	(11,551)
CHF 993,612	USD 976,000	Morgan Stanley	05/10/19	961
NZD 618,144	USD 411,000	Morgan Stanley	05/10/19	1,922
NOK 25,619,510	USD 2,972,000	Morgan Stanley	05/10/19	(17,429)
CAD 2,042,022	USD 1,525,000	Morgan Stanley	05/10/19	(5,701)
USD 668,000	NZD 1,013,660	Morgan Stanley	05/10/19	(9,129)
USD 293,000	JPY 32,845,886	Morgan Stanley	05/10/19	(2,066)
USD 1,806,000	CAD 2,396,397	Morgan Stanley	05/10/19	16,855
USD 2,207,000	CAD 2,937,471	Morgan Stanley	05/10/19	13,890
USD 794,000	AUD 1,119,623	Morgan Stanley	05/10/19	4,557
USD 236,000	NOK 2,015,311	Morgan Stanley	05/10/19	2,328
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2019 (Unaudited) (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 666,000	CAD 889,877	Morgan Stanley	05/10/19	1,620
USD 897,000	AUD 1,259,163	Morgan Stanley	05/10/19	9,167
GBP 424,582	USD 562,000	Morgan Stanley	05/10/19	(8,094)
USD 327,000	CHF 326,083	Morgan Stanley	05/10/19	6,726
NOK 7,452,966	USD 868,000	Morgan Stanley	05/10/19	(3,840)
CAD 4,306,577	USD 3,214,000	Morgan Stanley	05/10/19	1,281
USD 2,023,036	IDR 29,020,452,132	Standard Chartered Bank	06/28/19	(2,040)
EUR 10,041,108	USD 11,206,000	The Bank of New York Mellon	05/10/19	64,189
				$(800,757)

At April 30, 2019, the following futures contracts were outstanding for Voya Global Bond Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	26	06/06/19	$5,503,982	$137,896
Australia 10-Year Bond	13	06/17/19	1,267,246	21,094
Australia 3-Year Bond	27	06/17/19	2,168,457	16,419
Canada 10-Year Bond	37	06/19/19	3,816,272	42,257
Euro-Bobl 5-Year	51	06/06/19	7,603,838	39,913
Euro-OAT	68	06/06/19	12,355,593	293,812
Euro-Schatz	178	06/06/19	22,344,333	20,075
Long Gilt	26	06/26/19	4,316,664	(6,852)
Long-Term Euro-BTP	62	06/06/19	9,072,119	297,505
Short Gilt	19	06/26/19	2,567,293	(4,043)
U.S. Treasury 2-Year Note	34	06/28/19	7,242,266	23,046
U.S. Treasury Long Bond	53	06/19/19	7,815,844	91,718
U.S. Treasury Ultra Long Bond	9	06/19/19	1,478,531	(1,988)
			$87,552,438	$970,852
Short Contracts
Euro-Bund	(7)	06/06/19	(1,297,887)	(17,083)
Japanese Government Bonds 10-Year Mini	(11)	06/12/19	(1,508,075)	311
U.S. Treasury 10-Year Note	(7)	06/19/19	(865,703)	(14)
U.S. Treasury 5-Year Note	(100)	06/28/19	(11,564,062)	(85,434)
U.S. Treasury Ultra 10-Year Note	(54)	06/19/19	(7,116,188)	(99,296)
			$(22,351,915)	$(201,516)
At April 30, 2019, the following centrally cleared interest rate swaps were outstanding for Voya Global Bond Fund:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	6-month EUR-EURIBOR	Semi-Annual	0.294%	Annual	02/10/23	EUR5,700,000	$88,242	$90,076
Pay	6-month GBP-LIBOR	Semi-Annual	1.483	Semi-Annual	04/29/49	GBP500,000	(2,075)	(2,085)
Pay	6-month JPY-LIBOR	Semi-Annual	(0.015)	Semi-Annual	02/13/24	JPY3,033,800,000	2,121	2,780
Pay	6-month JPY-LIBOR	Semi-Annual	0.135	Semi-Annual	02/13/29	JPY584,400,000	8,826	9,189
Pay	6-month JPY-LIBOR	Semi-Annual	0.328	Semi-Annual	02/13/34	JPY482,800,000	22,055	22,665
Pay	6-month JPY-LIBOR	Semi-Annual	0.519	Semi-Annual	02/15/39	JPY100,000,000	14,176	14,424
Pay	6-month JPY-LIBOR	Semi-Annual	0.462	Semi-Annual	05/07/39	JPY100,000,000	3,339	3,332
Pay	6-month JPY-LIBOR	Semi-Annual	0.583	Semi-Annual	02/13/44	JPY417,900,000	51,615	52,817
Pay	6-month JPY-LIBOR	Semi-Annual	0.670	Semi-Annual	02/07/49	JPY210,000,000	48,127	49,033
Pay	6-month JPY-LIBOR	Semi-Annual	0.558	Semi-Annual	04/05/49	JPY40,000,000	(2,483)	(2,451)
Pay	6-month JPY-LIBOR	Semi-Annual	0.603	Semi-Annual	05/07/49	JPY100,000,000	5,099	5,089
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2019 (Unaudited) (continued)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	1-month USD-LIBOR	Monthly	2.726	Monthly	12/27/28	USD833,000	25,426	25,426
Pay	1-month USD-LIBOR	Monthly	2.466	Monthly	01/07/29	USD616,000	4,745	4,745
Pay	3-month USD-LIBOR	Quarterly	2.504	Semi-Annual	04/26/29	USD3,695,000	4,156	4,156
Pay	3-month USD-LIBOR	Quarterly	2.508	Semi-Annual	04/26/29	USD5,016,000	7,301	7,301
Pay	3-month USD-LIBOR	Quarterly	2.511	Semi-Annual	04/26/29	USD4,799,000	8,272	8,272
Pay	3-month USD-LIBOR	Quarterly	2.511	Semi-Annual	04/26/29	USD4,347,000	7,648	7,648
Pay	3-month USD-LIBOR	Quarterly	2.487	Semi-Annual	05/02/29	USD10,033,000	(2,693)	(2,693)
Pay	1-month USD-LIBOR	Monthly	2.400	Monthly	10/27/32	USD3,090,000	(30,097)	(29,699)
Pay	1-month USD-LIBOR	Monthly	2.488	Monthly	10/27/47	USD1,600,000	(31,674)	(31,452)
Receive	6-month EUR-EURIBOR	Semi-Annual	1.129	Annual	02/16/46	EUR1,300,000	(8,916)	(15,415)
Receive	1-month USD-LIBOR	Monthly	1.720	Monthly	10/27/19	USD11,090,000	40,700	40,108
Receive	1-month USD-LIBOR	Monthly	2.371	Monthly	03/05/20	USD9,500,000	3,939	3,939
Receive	1-month USD-LIBOR	Monthly	2.798	Monthly	09/14/20	USD6,000,000	(36,291)	(36,291)
Receive	1-month USD-LIBOR	Monthly	1.079	Monthly	04/04/21	USD20,500,000	460,277	460,278
Receive	1-month USD-LIBOR	Monthly	1.983	Monthly	10/27/22	USD18,400,000	130,990	129,472
Receive	1-month USD-LIBOR	Monthly	2.514	Monthly	01/24/25	USD2,130,000	(31,841)	(31,841)
Receive	1-month USD-LIBOR	Monthly	2.728	Monthly	03/01/25	USD2,360,000	(63,361)	(63,361)
Receive	1-month USD-LIBOR	Monthly	2.843	Monthly	04/30/25	USD2,600,000	(90,275)	(90,275)
Receive	1-month USD-LIBOR	Monthly	3.053	Monthly	10/18/25	USD1,140,000	(54,551)	(54,551)
Receive	1-month USD-LIBOR	Monthly	2.210	Monthly	10/27/26	USD3,420,000	21,054	20,686
Receive	1-month USD-LIBOR	Monthly	2.681	Monthly	02/02/28	USD1,970,000	(52,694)	(52,694)
Receive	1-month USD-LIBOR	Monthly	3.099	Monthly	10/18/28	USD1,600,000	(99,931)	(99,931)
Receive	1-month USD-LIBOR	Monthly	2.390	Monthly	12/11/32	USD1,270,000	14,375	14,375
Receive	1-month USD-LIBOR	Monthly	3.148	Monthly	10/18/33	USD530,000	(42,252)	(42,252)
Receive	1-month USD-LIBOR	Monthly	2.940	Monthly	08/03/48	USD500,000	(37,514)	(37,514)
							$385,835	$383,306

At April 30, 2019, the following over-the-counter purchased interest rate swaptions were outstanding for Voya Global Bond Fund:
Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Fair Value
Call on 5-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.686%	3-month USD-LIBOR	04/30/24	USD 16,679,000	$440,951	$440,951
Put on 10-Year Interest Rate Swap(2)	Citibank N.A.	Pay	3.000%	3-month USD-LIBOR	05/28/19	USD 33,442,000	70,228	179
Put on 10-Year Interest Rate Swap(2)	Citibank N.A.	Pay	3.050%	3-month USD-LIBOR	06/03/19	USD 25,537,000	52,351	219
Put on 10-Year Interest Rate Swap(2)	Citibank N.A.	Pay	3.050%	3-month USD-LIBOR	06/03/19	USD 16,721,000	35,950	144
Put on 5-Year Interest Rate Swap(2)	Barclays Bank PLC	Pay	2.686%	3-month USD-LIBOR	04/30/24	USD 16,679,000	440,951	440,951
							$1,040,431	$882,444
At April 30, 2019, the following over-the-counter written interest rate swaptions were outstanding for Voya Global Bond Fund:
Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap(2)	Citibank N.A.	Pay	2.500%	3-month USD-LIBOR	05/28/19	USD 33,442,000	$90,293	$(178,572)
Call on 10-Year Interest Rate Swap(2)	Citibank N.A.	Pay	2.500%	3-month USD-LIBOR	06/03/19	USD 25,537,000	70,227	(149,309)
Call on 10-Year Interest Rate Swap(2)	Citibank N.A.	Pay	2.500%	3-month USD-LIBOR	06/03/19	USD 16,721,000	45,147	(97,764)
							$205,667	$(425,645)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2019 (Unaudited) (continued)

At April 30, 2019, the following over-the-counter forward premium swaptions were outstanding for Voya Global Bond Fund:
Description	Counterparty	Exercise Rate(3)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration(4)	Unrealized Appreciation/ (Depreciation)
Call on 5-Year Interest Rate Swap (Purchased)	Bank of America N.A.	5.250%	Receive	3-month USD-LIBOR	02/21/20	USD 4,332,000	$(2,274,300)	$(15,356)
Call on 5-Year Interest Rate Swap (Purchased)	Goldman Sachs International	5.130%	Receive	3-month USD-LIBOR	03/16/20	USD 7,010,000	(359,613)	(16,715)
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	4.960%	Receive	3-month USD-LIBOR	04/29/20	USD 26,123,000	(1,294,395)	(14,785)
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	5.280%	Receive	3-month USD-LIBOR	02/24/20	USD 3,638,000	(191,995)	(13,769)
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	5.290%	Receive	3-month USD-LIBOR	02/27/20	USD 12,899,000	(683,002)	(51,192)
							$(4,803,305)	$(111,817)

(1)
Fund receives the exercise rate semi-annually and pays the floating rate index quarterly.

(2)
Fund pays the exercise rate semi-annually and receives the floating rate index quarterly.

(3)
Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.

(4)
Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective swaption contract.

Currency Abbreviations
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
CLP – Chilean Peso
COP – Colombian Peso
CNY – Chinese Yuan
CZK – Czech Koruna
DKK – Danish Krone
EUR – EU Euro
GBP – British Pound
HKD – Hong Kong Sar Dollar
HUF – Hungarian Forint
IDR – Indonesian Rupiah
ILS – Israeli New Shekel
JPY – Japanese Yen
KRW – South Korean Won
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Krone
NZD – New Zealand Dollar
PEN – Peruvian Nuevo Sol
PHP – Philippine Peso
PLN – Polish Zloty
RON – Romanian New Leu
RUB – Russian Ruble
SEK – Swedish Krona
SGD – Singapore Dollar
THB – Thai Baht
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2019 (Unaudited) (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$882,444
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,357,008
Interest rate contracts	Net Assets — Unrealized appreciation**	984,046
Interest rate contracts	Net Assets — Unrealized appreciation***	975,811
Total Asset Derivatives		$4,199,309
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,157,765
Interest rate contracts	Unrealized depreciation on forward premium swaptions	111,817
Interest rate contracts	Net Assets — Unrealized depreciation**	214,710
Interest rate contracts	Net Assets — Unrealized depreciation***	592,505
Interest rate contracts	Written options, at fair value	425,645
Total Liability Derivatives		$3,502,442

*
Includes purchased options.

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

***
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(4,372)	$—	$(4,372)
Equity contracts	—	—	(128,702)	—	—	(128,702)
Foreign exchange contracts	—	(1,874,599)	—	—	—	(1,874,599)
Interest rate contracts	(1,401,691)	—	337,093	1,657,965	(117,591)	475,776
Total	$(1,401,691)	$(1,874,599)	$208,391	$1,653,593	$(117,591)	$(1,531,897)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Foreign exchange contracts	$—	$510,176	$—	$—	$—	$510,176
Interest rate contracts	(222,014)	—	1,112,671	(4,242,427)	396,075	(2,955,695)
Total	$(222,014)	$510,176	$1,112,671	$(4,242,427)	$396,075	$(2,445,519)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2019 (Unaudited) (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2019:
	Bank of America N.A	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Deutsche Bank AG	Goldman Sachs International	HBSC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley	Morgan Stanley Capital Services LLC	Standard Chartered Bank	The Bank of New York Mellon	Totals
Assets:
Purchased options	$—	$881,902	$—	$542	$—	$—	$—	$—	$—	$—	$—	$—	$882,444
Forward foreign currency contracts	—	161,393	31,742	140,490	1,914	476,575	97,322	218,742	164,641	—	—	64,189	1,357,008
Total Assets	$—	$1,043,295	$31,742	$141,032	$1,914	$476,575	$97,322	$218,742	$164,641	$—	$—	$64,189	$2,239,452
Liabilities:
Forward foreign currency contracts	$—	$358,683	$31,844	$153,547	$—	$351,095	$75,469	$969,254	$215,833	$—	$2,040	$—	$2,157,765
Forward premium swaptions	15,356	—	—	—	—	16,715	—	—	—	79,746	—	—	111,817
Written options	—	—	—	425,645	—	—	—	—	—	—	—	—	425,645
Total Liabilities	$15,356	$358,683	$31,844	$579,192	$—	$367,810	$75,469	$969,254	$215,833	$79,746	$2,040	$—	$2,695,227
Net OTC derivative instruments by counterparty, at fair value	$(15,356)	$684,612	$(102)	$(438,160)	$1,914	$108,765	$21,853	$(750,512)	$(51,192)	$(79,746)	$(2,040)	$64,189	$(455,775)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$438,160	$—	$(10,000)		$570,000	$—	$—	$—	$—	$998,160
Net Exposure(1)(2)	$(15,356)	$684,612	$(102)	$—	$1,914	$98,765	$21,853	$(180,512)	$(51,192)	$(79,746)	$(2,040)	$64,189	$542,385

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At April 30, 2019, the Fund had pledged $100,000 and $534,000 in cash collateral to Barclays Bank PLC and Citibank N.A., respectively. Excess cash collateral is not shown for financial reporting purposes.

At April 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $305,721,561.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$7,308,159
Gross Unrealized Depreciation	(6,009,447)
Net Unrealized Appreciation	$1,298,712
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Fund	as of April 30, 2019 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Australia: 3.2%
61,984		Wesfarmers Ltd.	$1,573,296	0.6
722,320		Other Securities	6,325,170	2.6
			7,898,466	3.2
		Belgium: 0.5%
16,425		Other Securities	1,305,446	0.5
		Canada: 5.1%
18,677		Bank of Montreal	1,475,256	0.6
18,412		Canadian Imperial Bank of Commerce - XTSE	1,550,390	0.6
16,733		Waste Connections, Inc.	1,552,320	0.6
228,109		Other Securities	8,119,296	3.3
			12,697,262	5.1
		China: 0.5%
12,384,500	(1)	Other Securities	1,275,189	0.5
		Denmark: 0.7%
34,816		Novo Nordisk A/S	1,705,794	0.7
		Finland: 0.8%
50,702		Other Securities	2,050,960	0.8
		France: 1.4%
156,377		Other Securities	3,497,784	1.4
		Germany: 1.9%
294,577		Other Securities	4,769,640	1.9
		Hong Kong: 1.6%
811,200		Other Securities	4,025,736	1.6
		Israel: 0.3%
103,906		Other Securities	711,543	0.3
		Italy: 1.2%
79,315		Assicurazioni Generali S.p.A.	1,538,878	0.6
269,389		Other Securities	1,371,434	0.6
			2,910,312	1.2
		Japan: 7.0%
5,400		Oracle Corp. Japan	370,266	0.1
647,769		Other Securities	16,973,786	6.9
			17,344,052	7.0
		Netherlands: 3.5%
17,299	(2)	ABN AMRO Group NV	407,433	0.2
34,296		NN Group NV	1,496,670	0.6
88,558		Royal Dutch Shell PLC - Class A	2,821,588	1.1
169,601		Other Securities	3,950,587	1.6
			8,676,278	3.5
		New Zealand: 0.3%
261,889		Other Securities	642,591	0.3
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Norway: 0.7%
105,976		Other Securities	$1,613,046	0.7
		Singapore: 0.7%
571,200		Other Securities	1,705,031	0.7
		Spain: 2.2%
7,772	(2)	Aena SME SA	1,443,015	0.6
154,447		Other Securities	4,000,312	1.6
			5,443,327	2.2
		Switzerland: 2.3%
17,296		Nestle SA	1,665,218	0.7
9,229		Roche Holding AG	2,435,195	1.0
4,957		Zurich Insurance Group AG	1,580,133	0.6
			5,680,546	2.3
		United Kingdom: 5.2%
91,691		GlaxoSmithKline PLC	1,883,631	0.8
435,668		Legal & General Group PLC	1,584,323	0.6
1,955,126		Other Securities	9,452,596	3.8
			12,920,550	5.2
		United States: 60.2%
23,443		AbbVie, Inc.	1,861,140	0.8
31,311		Aflac, Inc.	1,577,448	0.6
8,393		Air Products & Chemicals, Inc.	1,727,195	0.7
33,163		Altria Group, Inc.	1,801,746	0.7
16,259		Amphenol Corp.	1,618,746	0.7
23,743		Apple, Inc.	4,764,508	1.9
74,939		AT&T, Inc.	2,320,111	0.9
58,615		Bank of America Corp.	1,792,447	0.7
32,854		Bristol-Myers Squibb Co.	1,525,411	0.6
13,906		Broadridge Financial Solutions, Inc. ADR	1,642,716	0.7
20,039		Chevron Corp.	2,405,882	1.0
53,228		Cisco Systems, Inc.	2,978,107	1.2
15,580		Eli Lilly & Co.	1,823,483	0.7
25,494		Exxon Mobil Corp.	2,046,658	0.8
29,167		Flir Systems, Inc.	1,544,101	0.6
29,293		General Mills, Inc.	1,507,711	0.6
12,602		Hershey Co.	1,573,360	0.6
12,424		Honeywell International, Inc.	2,157,179	0.9
45,337		Intel Corp.	2,314,000	0.9
15,176		International Business Machines Corp.	2,128,737	0.9
25,699		Johnson & Johnson	3,628,699	1.5
17,690		JPMorgan Chase & Co.	2,052,924	0.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Fund	as of April 30, 2019 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United States (continued)
53,061		Juniper Networks, Inc.	$1,473,504	0.6
11,652		McDonald’s Corp.	2,302,086	0.9
31,842		Merck & Co., Inc.	2,506,284	1.0
24,183		Microsoft Corp.	3,158,300	1.3
41,077		Oracle Corp.	2,272,790	0.9
18,564		Paychex, Inc.	1,565,131	0.6
18,336		PepsiCo, Inc.	2,347,925	0.9
65,775		Pfizer, Inc.	2,671,123	1.1
24,619		Philip Morris International, Inc.	2,131,021	0.9
22,236		Procter & Gamble Co.	2,367,689	1.0
18,237		Texas Instruments, Inc.	2,148,866	0.9
14,880		Total System Services, Inc.	1,521,331	0.6
20,000		Tyson Foods, Inc.	1,500,200	0.6
15,440		Waste Management, Inc.	1,657,330	0.7
41,474		Wells Fargo & Co.	2,007,756	0.8
1,764,554	(3)	Other Securities	70,865,065	28.6
			149,288,710	60.2
		Total Common Stock (Cost $235,941,722)	246,162,263	99.3
EXCHANGE-TRADED FUNDS: 0.3%
5,442		Other Securities	757,604	0.3
		Total Exchange-Traded Funds (Cost $715,068)	757,604	0.3
		Total Long-Term Investments (Cost $236,656,790)	246,919,867	99.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.4%
	Securities Lending Collateral(4): 0.2%
413,476	BNP Paribas S.A., Repurchase Agreement dated 04/30/19, 2.70%, due 05/01/19 (Repurchase Amount $413,507, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $421,745, due 05/21/19-09/09/49) (Cost $413,476)	413,476	0.2
Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 0.2%
490,000	(5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.330% (Cost $490,000)	$490,000	0.2
		Total Short-Term Investments (Cost $903,476)	903,476	0.4
		Total Investments in Securities (Cost $237,560,266)	$247,823,343	100.0
		Liabilities in Excess of Other Assets	(11,187)	—
		Net Assets	$247,812,156	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR American Depositary Receipt
(1)
The grouping contains Level 3 securities.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
The grouping contains securities on loan.

(4)
Represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of April 30, 2019.

Sector Diversification	Percentage of Net Assets
Information Technology	20.3%
Financials	18.0
Industrials	11.9
Health Care	10.6
Consumer Staples	10.1
Consumer Discretionary	8.0
Communication Services	6.0
Energy	5.6
Utilities	4.3
Materials	3.4
Real Estate	1.1
Exchange-Traded Funds	0.3
Short-Term Investments	0.4
Liabilities in Excess of Other Assets	—
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Fund	as of April 30, 2019 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2019
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$7,898,466	$—	$7,898,466
Belgium	—	1,305,446	—	1,305,446
Canada	12,697,262	—	—	12,697,262
China	—	1,275,189	—	1,275,189
Denmark	—	1,705,794	—	1,705,794
Finland	—	2,050,960	—	2,050,960
France	—	3,497,784	—	3,497,784
Germany	525,115	4,244,525	—	4,769,640
Hong Kong	478,972	3,546,764	—	4,025,736
Israel	—	711,543	—	711,543
Italy	—	2,910,312	—	2,910,312
Japan	—	17,344,052	—	17,344,052
Netherlands	1,334,302	7,341,976	—	8,676,278
New Zealand	—	642,591	—	642,591
Norway	—	1,613,046	—	1,613,046
Singapore	—	1,705,031	—	1,705,031
Spain	—	5,443,327	—	5,443,327
Switzerland	—	5,680,546	—	5,680,546
United Kingdom	—	12,920,550	—	12,920,550
United States	149,288,710	—	—	149,288,710
Total Common Stock	164,324,361	81,837,902	—	246,162,263
Exchange-Traded Funds	757,604	—	—	757,604
Short-Term Investments	490,000	413,476	—	903,476
Total Investments, at fair value	$165,571,965	$82,251,378	$—	$247,823,343

(1)
For the period ended April 30, 2019, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2019, securities valued at $824,743 were transferred from Level 2 to Level 1 within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $237,587,158.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$21,027,592
Gross Unrealized Depreciation	(10,774,695)
Net Unrealized Appreciation	$10,252,897
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives® Fund	as of April 30, 2019 (Unaudited)

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 9.9%
207,391		iShares Global REIT ETF	$5,504,157	9.9
		Total Exchange-Traded Funds (Cost $5,419,374)	5,504,157	9.9
MUTUAL FUNDS: 89.8%
		Affiliated Investment Companies: 89.8%
257,859		Voya Corporate Leaders® 100 Fund - Class R6	5,574,907	10.1
578,160		Voya Global Bond Fund - Class R6	5,463,615	9.8
655,098		Voya GNMA Income Fund - Class I	5,470,069	9.9
697,160		Voya High Yield Bond Fund - Class R6	5,542,420	10.0
548,984		Voya Intermediate Bond Fund - Class R6	5,489,844	9.9
235,294	(1)	Voya MidCap Opportunities Fund - Class R6	5,665,879	10.2
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
454,492	Voya Multi-Manager Emerging Markets Equity Fund - Class I	$5,594,795	10.1
579,127	Voya Multi-Manager International Factors Fund - Class I	5,472,754	9.9
382,881	Voya Small Company Fund - Class R6	5,479,029	9.9
	Total Mutual Funds (Cost $49,388,641)	49,753,312	89.8
	Total Investments in Securities (Cost $54,808,015)	$55,257,469	99.7
	Assets in Excess of Other Liabilities	157,598	0.3
	Net Assets	$55,415,067	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2019
Asset Table
Investments, at fair value
Exchange-Traded Funds	$5,504,157	$—	$—	$5,504,157
Mutual Funds	49,753,312	—	—	49,753,312
Total Investments, at fair value	$55,257,469	$—	$—	$55,257,469

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended April 30, 2019, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 10/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 4/30/19	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Corporate Leaders® 100 Fund - Class R6	$5,203,336	$1,148,042	$(683,220)	$(93,251)	$5,574,907	$101,416	$105,249	$355,710
Voya Global Bond Fund - Class R6	5,193,221	843,986	(617,423)	43,831	5,463,615	82,731	30,408	—
Voya Global Real Estate Fund - Class R6	5,127,859	911,763	(6,813,038)	773,416	—	33,908	(971,588)	584,783
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives® Fund	as of April 30, 2019 (Unaudited) (continued)

Issuer	Beginning Fair Value at 10/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 4/30/19	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya GNMA Income Fund - Class I	5,183,018	858,010	(745,433)	174,474	5,470,069	74,270	(22,773)	—
Voya High Yield Bond Fund - Class R6	5,218,200	652,962	(474,615)	145,873	5,542,420	147,587	(1,352)	—
Voya Intermediate Bond Fund - Class R6	5,181,577	811,609	(712,904)	209,562	5,489,844	90,242	(13,854)	—
Voya MidCap Opportunities Fund - Class R6	5,243,097	1,356,579	(832,383)	(101,414)	5,665,879	—	(40,458)	791,489
Voya Multi-Manager Emerging Markets Equity Fund - Class I	5,266,368	430,395	(726,905)	624,937	5,594,795	51,659	127,913	—
Voya Multi-Manager International Factors Fund - Class I	5,214,187	824,814	(515,630)	(50,617)	5,472,754	136,771	20,605	206,864
Voya Small Company Fund - Class R6	5,186,266	1,552,730	(1,097,243)	(162,724)	5,479,029	13,046	(179,862)	749,582
	$52,017,129	$9,390,890	$(13,218,794)	$1,564,087	$49,753,312	$731,630	$(945,712)	$2,688,428

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At April 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $55,480,970.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,238,625
Gross Unrealized Depreciation	(1,462,125)
Net Unrealized Appreciation	$(223,500)
See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2019 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.4%
		Australia: 6.2%
23,079		Altium Ltd.	$551,550	0.3
410,707		Beach Energy Ltd.	615,875	0.4
131,455		Charter Hall Group	910,550	0.5
95,651		Iluka Resources Ltd.	583,682	0.4
125,112		OZ Minerals Ltd.	880,947	0.5
2,967,331	(1)	Other Securities	6,989,356	4.1
			10,531,960	6.2
		Austria: 0.9%
11,669		Rhi Magnesita NV	756,249	0.4
30,733	(1)(2)	Other Securities	788,243	0.5
			1,544,492	0.9
		Azerbaijan: 0.0%
14,821		Other Securities	17,394	0.0
		Belgium: 1.0%
127,401	(1)	Other Securities	1,717,284	1.0
		Brazil: 0.1%
12,922		Other Securities	195,327	0.1
		Canada: 7.5%
18,700		iA Financial Corp., Inc.	744,538	0.4
12,388		West Fraser Timber Co., Ltd.	637,755	0.4
1,549,815	(1)(2)	Other Securities	11,360,590	6.7
			12,742,883	7.5
		China: 2.7%
512,558		Anhui Hengyuan Coal Industry and Electricity Power Co. Ltd. - A Shares	602,022	0.4
7,213,172	(1)(3)	Other Securities	3,918,097	2.3
			4,520,119	2.7
		Denmark: 0.8%
76,557		Other Securities	1,367,169	0.8
		Finland: 1.2%
149,871	(1)	Other Securities	2,016,696	1.2
		France: 6.3%
5,346		Arkema SA	548,911	0.3
5,329		Eiffage SA	556,409	0.3
3,341	(4)	ID Logistics Group	597,316	0.4
21,793	(4)(5)	Maisons du Monde SA	469,229	0.3
6,416	(4)	SOITEC	649,841	0.4
4,460		Teleperformance	857,397	0.5
12,128	(4)	UbiSoft Entertainment	1,158,692	0.7
3,616	(4)(5)	Worldline SA/France	227,907	0.1
354,556	(1)(2)	Other Securities	5,606,901	3.3
			10,672,603	6.3
		Germany: 4.1%
6,941		Amadeus Fire AG	926,282	0.6
55,433		Deutz AG	547,790	0.3
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Germany (continued)
4,170	(5)(6)	Scout24 AG	$214,679	0.1
175,795	(1)(2)	Other Securities	5,265,654	3.1
			6,954,405	4.1
		Greece: 0.1%
10,413		Other Securities	87,148	0.1
		Hong Kong: 2.2%
405,064		Road King Infrastructure	919,838	0.5
12,799,961	(1)(3)	Other Securities	2,840,429	1.7
			3,760,267	2.2
		India: 0.1%
70,215	(1)(3)	Other Securities	195,302	0.1
		Indonesia: 0.1%
2,614,417	(1)	Other Securities	116,474	0.1
		Ireland: 0.6%
283,414	(1)(2)	Other Securities	1,095,376	0.6
		Israel: 2.2%
171,835		Israel Discount Bank Ltd.	670,788	0.4
25,716		Mizrahi Tefahot Bank Ltd.	556,677	0.3
515,548	(1)(2)	Other Securities	2,557,736	1.5
			3,785,201	2.2
		Italy: 5.8%
59,064	(5)	Anima Holding SpA	235,395	0.1
66,626		Autogrill S.p.A.	647,467	0.4
22,817		ASTM SpA	581,387	0.4
20,512		Banca Generali SpA	579,567	0.3
27,868	(4)(5)(6)	Gima TT SpA	221,458	0.1
200,102		Hera SpA	712,316	0.4
49,439	(5)	Infrastrutture Wireless Italiane SpA	409,801	0.3
17,762		Interpump Group SpA	667,929	0.4
86,980	(4)(5)(6)	OVS SpA	181,506	0.1
27,261		Salvatore Ferragamo Italia SpA	618,495	0.4
16,720	(4)(5)	Technogym SpA	205,175	0.1
792,756	(1)(2)	Other Securities	4,734,885	2.8
			9,795,381	5.8
		Japan: 23.6%
22,500		Advantest Corp.	638,071	0.4
15,719		Asahi Intecc Co. Ltd.	796,308	0.5
42,600		Infocom Corp.	819,239	0.5
24,400		Net One systems Co., Ltd.	633,519	0.4
11,013		Nippon Shinyaku Co., Ltd.	760,446	0.4

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2019 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Japan (continued)
14,600		SCSK Corp.	$693,803	0.4
34,978		Yuasa Trading Co., Ltd.	997,822	0.6
23,000		Zenkoku Hosho Co. Ltd.	807,616	0.5
2,844,247	(1)(2)	Other Securities	33,954,053	19.9
			40,100,877	23.6
		Liechtenstein: 0.0%
415		Other Securities	60,522	0.0
		Malaysia: 0.3%
1,491,797	(1)	Other Securities	515,176	0.3
		Mexico: 0.0%
137,436	(1)	Other Securities	72,088	0.0
		Netherlands: 1.3%
6,189	(5)	Euronext NV	430,026	0.3
10,892	(5)	Intertrust NV	207,041	0.1
511,074	(1)(2)(3)	Other Securities	1,550,557	0.9
			2,187,624	1.3
		New Zealand: 0.3%
292,317	(1)	Other Securities	479,155	0.3
		Norway: 1.6%
73,291		Kongsberg Gruppen ASA	1,062,480	0.6
7,502		SpareBank 1 Nord Norge	57,177	0.1
59,056		SpareBank 1 SMN	640,645	0.4
293,925	(1)	Other Securities	888,420	0.5
			2,648,722	1.6
		Philippines: 0.0%
205,100		Other Securities	57,788	0.0
		Poland: 0.1%
43,945	(1)	Other Securities	166,548	0.1
		Portugal: 0.3%
88,854		Other Securities	547,890	0.3
		Qatar: 0.1%
26,127		Other Securities	96,880	0.1
		Singapore: 1.2%
533,000		IGG, Inc.	675,766	0.4
1,944,745	(1)	Other Securities	1,391,947	0.8
			2,067,713	1.2
		South Africa: 0.3%
322,388	(1)	Other Securities	584,512	0.3
		South Korea: 3.1%
295,906	(1)	Other Securities	5,282,156	3.1
		Spain: 1.6%
61,207		Melia Hotels International SA	606,672	0.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Spain (continued)
71,988	(5)	Prosegur Cash SA	$154,813	0.1
173,077	(1)	Other Securities	1,962,255	1.1
			2,723,740	1.6
		Sweden: 2.9%
31,846	(5)	Dometic Group AB	290,937	0.2
2,669	(5)	Evolution Gaming Group AB	274,025	0.1
30,196	(5)	Resurs Holding AB	186,927	0.1
636,684	(1)	Other Securities	4,225,153	2.5
			4,977,042	2.9
		Switzerland: 4.4%
15,325		Logitech International SA	600,525	0.3
1,506		Swiss Life Holding AG	708,013	0.4
5,997		Tecan Group AG	1,353,829	0.8
6,187	(4)(5)	Wizz Air Holdings PLC	274,458	0.2
76,871	(2)	Other Securities	4,599,465	2.7
			7,536,290	4.4
		Taiwan: 1.0%
2,431,420		Other Securities	1,784,620	1.0
		Thailand: 0.9%
814,900		Thanachart Capital PCL	1,353,839	0.8
238,896		Other Securities	90,807	0.1
			1,444,646	0.9
		Turkey: 0.1%
444,042		Other Securities	116,202	0.1
		United Kingdom: 12.9%
40,300	(5)	Auto Trader Group PLC	297,913	0.2
184,796		B&M European Value Retail SA	952,676	0.6
103,144	(5)	ConvaTec Group PLC	186,814	0.1
139,746		Drax Group PLC	622,396	0.4
40,090		Hikma Pharmaceuticals PLC	925,117	0.5
82,600		JD Sports Fashion PLC	678,989	0.4
134,372		OneSavings Bank PLC	764,021	0.4
54,365		Softcat PLC	644,408	0.4
3,392,067	(1)(2)	Other Securities	16,844,179	9.9
			21,916,513	12.9

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2019 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United States: 0.5%
132,510	(1)	Other Securities	$849,189	0.5
		Total Common Stock (Cost $158,238,903)	167,331,374	98.4
EXCHANGE-TRADED FUNDS: 0.4%
16,915		Vanguard FTSE Developed Markets ETF	710,938	0.4
		Total Exchange-Traded Funds (Cost $692,162)	710,938	0.4
PREFERRED STOCK: 0.5%
		Germany: 0.5%
11,528	(6)	Draegerwerk AG & Co. KGaA	691,747	0.4
5,779		Other Securities	140,874	0.1
			832,621	0.5
		South Africa: 0.0%
776		Other Securities	39,492	0.0
		Sweden: 0.0%
267		Other Securities	9,278	0.0
		United Kingdom: 0.0%
193,515	(1)	Other Securities	252	0.0
		Total Preferred Stock (Cost $789,181)	881,643	0.5
		Total Long-Term Investments (Cost $159,720,246)	168,923,955	99.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
	Securities Lending Collateral(7): 1.6%
739,553	BNP Paribas S.A., Repurchase Agreement dated 04/30/19, 2.70%, due 05/01/19 (Repurchase Amount $739,608, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $754,344, due 05/21/19-09/09/49)	739,553	0.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(7) (continued)
1,000,000	Millennium Fixed Income Ltd., Repurchase Agreement dated 04/30/19, 2.90%, due 05/01/19 (Repurchase Amount $1,000,079, collateralized by various U.S. Government Securities, 0.125%-2.875%, Market Value plus accrued interest $1,020,000, due 04/15/20-10/15/21)	$1,000,000	0.6
1,000,000	RBC Dominion Securities Inc., Repurchase Agreement dated 04/30/19, 2.72%, due 05/01/19 (Repurchase Amount $1,000,075, collateralized by various U.S. Government Agency Obligations, 2.652%-7.000%, Market Value plus accrued interest $1,020,000, due 04/01/34-04/20/49)	1,000,000	0.6
		2,739,553	1.6
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.6%
1,071,435	(8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.330% (Cost $1,071,435)	1,071,435	0.6
		Total Short-Term Investments (Cost $3,810,988)	3,810,988	2.2

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2019 (Unaudited) (continued)

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $163,531,234)	$172,734,943	101.5
Liabilities in Excess of Other Assets	(2,554,509)	(1.5)
Net Assets	$170,180,434	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
The grouping contains securities on loan.

(3)
The grouping contains Level 3 securities.

(4)
Non-income producing security.

(5)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(6)
Security, or a portion of the security, is on loan.

(7)
Represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of April 30, 2019.

Sector Diversification	Percentage of Net Assets
Industrials	21.7%
Consumer Discretionary	12.7
Information Technology	12.2
Financials	10.6
Health Care	10.3
Materials	10.3
Real Estate	6.5
Energy	4.5
Communication Services	4.4
Consumer Staples	3.2
Utilities	2.5
Exchange-Traded Funds	0.4
Short-Term Investments	2.2
Liabilities in Excess of Other Assets	(1.5)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2019
Asset Table
Investments, at fair value
Common Stock
Australia	$164,957	$10,367,003	$—	$10,531,960
Austria	102,141	1,442,351	—	1,544,492
Azerbaijan	17,394	—	—	17,394
Belgium	426,880	1,290,404	—	1,717,284
Brazil	195,327	—	—	195,327
Canada	12,357,198	385,685	—	12,742,883
China	226,213	4,293,906	—	4,520,119
Denmark	66,007	1,301,162	—	1,367,169
Finland	442,821	1,573,875	—	2,016,696
France	2,341,406	8,331,197	—	10,672,603
Germany	1,817,722	5,136,683	—	6,954,405
Greece	24,026	63,122	—	87,148
Hong Kong	629,203	3,131,064	—	3,760,267
India	83,271	112,031	—	195,302
Indonesia	36,328	80,146	—	116,474
Ireland	495,789	599,587	—	1,095,376
See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2019 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2019
Israel	1,452,541	2,332,660	—	3,785,201
Italy	791,669	9,003,712	—	9,795,381
Japan	87,830	40,013,047	—	40,100,877
Liechtenstein	60,522	—	—	60,522
Malaysia	151,596	363,580	—	515,176
Mexico	72,088	—	—	72,088
Netherlands	5,232	2,182,392	—	2,187,624
New Zealand	79,668	399,487	—	479,155
Norway	—	2,648,722	—	2,648,722
Philippines	8,158	49,630	—	57,788
Poland	32,562	133,986	—	166,548
Portugal	88,499	459,391	—	547,890
Qatar	96,880	—	—	96,880
Singapore	207,090	1,860,623	—	2,067,713
South Africa	527,684	56,828	—	584,512
South Korea	584,228	4,697,928	—	5,282,156
Spain	309,362	2,414,378	—	2,723,740
Sweden	1,393,918	3,583,124	—	4,977,042
Switzerland	305,575	7,230,715	—	7,536,290
Taiwan	21,850	1,762,770	—	1,784,620
Thailand	28,751	1,415,895	—	1,444,646
Turkey	9,067	107,135	—	116,202
United Kingdom	5,977,600	15,938,913	—	21,916,513
United States	849,189	—	—	849,189
Total Common Stock	32,568,242	134,763,132	—	167,331,374
Exchange-Traded Funds	710,938	—	—	710,938
Preferred Stock	881,391	252	—	881,643
Short-Term Investments	1,071,435	2,739,553	—	3,810,988
Total Investments, at fair value	$35,232,006	$137,502,937	$—	$172,734,943
Other Financial Instruments+
Forward Foreign Currency Contracts	—	751	—	751
Total Assets	$35,232,006	$137,503,688	$—	$172,735,694
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(127)	$—	$(127)
Total Liabilities	$—	$(127)	$—	$(127)

(1)
For the period ended April 30, 2019, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2019, securities valued at $4,635,880 and $8,156,629 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2019 (Unaudited) (continued)

At April 30, 2019, the following forward foreign currency contracts were outstanding for Voya Multi-Manager International Small Cap Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 10,794	EUR 9,658	Bank of America N.A.	05/02/19	$(39)
USD 81,403	SEK 772,582	Bank of America N.A.	05/03/19	388
HKD 86,098	USD 10,977	Bank of America N.A.	05/03/19	(3)
USD 56,634	EUR 50,500	Bank of America N.A.	05/03/19	91
USD 32,979	SGD 44,867	Bank of America N.A.	05/03/19	33
JPY 2,609,268	USD 23,282	Bank of America N.A.	05/07/19	152
JPY 1,770,646	USD 15,870	Bank of America N.A.	05/08/19	34
JPY 2,712,962	USD 24,317	Bank of America N.A.	05/09/19	53
HKD 187,024	USD 23,839	HSBC Bank USA N.A.	05/03/19	(1)
USD 24,607	JPY 2,748,994	HSBC Bank USA N.A.	05/07/19	(82)
HKD 183,993	USD 23,456	Standard Chartered Bank	05/02/19	(2)
USD 85	MYR 353	The Bank of New York Mellon	05/02/19	—
				$624
Currency Abbreviations
EUR – EU Euro
HKD – Hong Kong Sar Dollar
JPY – Japanese Yen
MYR – Malaysian Ringgit
SEK – Swedish Krona
SGD – Singapore Dollar
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$751
Total Asset Derivatives		$751
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$127
Total Liability Derivatives		$127
The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(19,059)
Total	$(19,059)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$300
Total	$300
See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2019 (Unaudited) (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2019:
	Bank of America N.A.	HSBC Bank USA N.A.	Standard Chartered Bank	Totals
Assets:
Forward foreign currency contracts	$751	$—	$—	$751
Total Assets	$751	$—	$—	$751
Liabilities:
Forward foreign currency contracts	$42	$83	$2	$127
Total Liabilities	$42	$83	$2	$127
Net OTC derivative instruments by counterparty, at fair value	$709	$(83)	$(2)	$624
Total collateral pledged by the Fund/ (Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$709	$(83)	$(2)	$624

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At April 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $164,681,715.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$27,315,912
Gross Unrealized Depreciation	(18,688,761)
Net Unrealized Appreciation	$8,627,151
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Russia Fund	as of April 30, 2019 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 81.1%
		Communication Services: 6.8%
70,000	(1)	Mail.ru Group Ltd. GDR	$1,617,000	2.0
103,600	(1)	Yandex NV	3,877,748	4.8
			5,494,748	6.8
		Consumer Staples: 4.8%
127,000		X5 Retail Group N.V. GDR	3,854,450	4.8
		Energy: 31.7%
532,638		Gazprom Neft JSC	2,963,735	3.7
90,700		Gazprom Neft PJSC ADR	2,566,810	3.2
1,000,000		Gazprom PJSC	2,541,229	3.2
111,500		Lukoil PJSC ADR	9,533,250	11.9
80,000		Novatek PJSC	1,492,135	1.8
30,650		Novatek PJSC GDR	5,913,233	7.3
7,000		Tatneft PJSC ADR	491,820	0.6
			25,502,212	31.7
		Financials: 16.1%
326,000		Halyk Savings Bank of Kazakhstan JSC GDR	3,821,121	4.8
900,000		Sberbank of Russia PJSC	3,153,020	3.9
411,000		Sberbank PAO ADR	5,938,950	7.4
			12,913,091	16.1
		Industrials: 3.4%
285,000		Globaltrans Investment PLC GDR	2,755,950	3.4
		Information Technology: 6.8%
21,750	(1)	EPAM Systems, Inc.	3,901,080	4.9
110,000	(1)	QIWI plc ADR	1,541,100	1.9
			5,442,180	6.8
		Materials: 6.4%
400,000	(1)	Kinross Gold Corp.	1,271,927	1.6
5,500		MMC Norilsk Nickel PJSC	1,222,187	1.5
117,500		MMC Norilsk Nickel PJSC ADR	2,632,587	3.3
			5,126,701	6.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Real Estate: 1.0%
420,000		Etalon Group PLC GDR	$777,000	1.0
		Utilities: 4.1%
54,000,000		Inter RAO UES PJSC	3,278,105	4.1
		Total Common Stock (Cost $42,046,149)	65,144,437	81.1
PREFERRED STOCK: 11.8%
		Energy: 11.8%
2,500,000		Surgutneftegas	1,515,275	1.9
806,680		Tatneft	7,919,829	9.9
		Total Preferred Stock (Cost $5,783,107)	9,435,104	11.8
		Total Long-Term Investments (Cost $47,829,256)	74,579,541	92.9
SHORT-TERM INVESTMENTS: 5.7%
		Mutual Funds: 5.7%
4,609,892	(2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.330% (Cost $4,609,892)	4,609,892	5.7
		Total Short-Term Investments (Cost $4,609,892)	4,609,892	5.7
		Total Investments in Securities (Cost $52,439,148)	$79,189,433	98.6
		Assets in Excess of Other Liabilities	1,108,888	1.4
		Net Assets	$80,298,321	100.0

ADR American Depositary Receipt
GDR Global Depositary Receipt
(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of April 30, 2019.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Russia Fund	as of April 30, 2019 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2019
Asset Table
Investments, at fair value
Common Stock
Communication Services	$5,494,748	$—	$—	$5,494,748
Consumer Staples	3,854,450	—	—	3,854,450
Energy	12,591,880	12,910,332	—	25,502,212
Financials	5,938,950	6,974,141	—	12,913,091
Industrials	2,755,950	—	—	2,755,950
Information Technology	5,442,180	—	—	5,442,180
Materials	3,904,514	1,222,187	—	5,126,701
Real Estate	777,000	—	—	777,000
Utilities	—	3,278,105	—	3,278,105
Total Common Stock	40,759,672	24,384,765	—	65,144,437
Preferred Stock	—	9,435,104	—	9,435,104
Short-Term Investments	4,609,892	—	—	4,609,892
Total Investments, at fair value	$45,369,564	$33,819,869	$—	$79,189,433

(1)
For the period ended April 30, 2019, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2019, securities valued at $3,078,000 and $7,789,695 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $52,669,769.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$28,593,163
Gross Unrealized Depreciation	(2,073,112)
Net Unrealized Appreciation	$26,520,051
See Accompanying Notes to Financial Statements

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 16, 2018, the Board of Trustees (“Board”) of Voya Mutual Funds (the “Trust”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of Voya Diversified Emerging Markets Debt Fund, Voya Global Bond Fund, Voya Global Equity Fund, Voya Global Perspectives® Fund, Voya Multi-Manager International Small Cap Fund, and Voya Russia Fund), each a series of the Trust (the “Funds”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with the sub-adviser(s) to each Fund (the “Sub-Advisers”) for an additional one year period ending November 30, 2019. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2018, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Advisers (collectively, such persons are referred to herein as “management”) on October 11, 2018, and November 14, 2018, specifically to review and consider materials related to the proposed continuance of each Management Contract and each Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on that Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Funds, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Funds as set forth in the Management Contracts, including oversight of the Funds’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Advisers with respect to the Funds under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, each Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Advisers to the Funds and the level of resources committed to the Funds (and other relevant funds in the Voya funds) by the Manager and the Sub-Advisers, and whether those resources are sufficient to provide high-quality services to the Funds.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser under the Management Contracts and respective Sub-Advisory Contracts were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. In addition, the Board considered the investment performance of Voya Global Bond Fund and Voya Global Equity Fund compared to an additional performance peer group that is approved by each Fund’s respective IRC due to the unique investment structure or strategy of that Fund. With respect to Voya Multi-Manager International Small Cap Fund, the Board also reviewed the performance of the Fund assets allocated by the Manager to each Sub-Adviser. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Advisers as a Fund grows larger and the extent to which any such economies are shared with the Fund. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Funds do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the respective Sub-Advisers could be shared with each Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Advisers to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Advisers, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

between the Manager and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee schedules.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Funds, including whether the Manager intends to propose any changes thereto. For each Fund, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Fund, the Board considered information on revenues, costs and profits or losses realized by the Manager and, as applicable, the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Fund both with and without taking into account the profitability of the distributor of the Funds and any revenue sharing payments made by the Manager. The Board did not request profitability data from the Sub-Advisers that are not affiliated with the Manager because the Board did not view this data as being a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Funds. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Advisers and their respective affiliates from their association with the Funds, including their ability to engage in soft-dollar transactions on behalf of the Funds. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Funds and the Manager and Sub-Advisers’ potential fall-out benefits were not unreasonable.
Fund-by-Fund Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 11, 2018, November 14, 2018, and/or November 16, 2018 meetings in relation to approving each Fund’s Management Contracts and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category (except with respect to Voya Russia Fund), as well as its primary benchmark and, in the case of Voya Global Bond Fund and Voya Global Equity Fund, a performance peer group. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest (worst) performance. The performance data provided to the Board primarily was for various periods ended March 31, 2018. In addition, the Board also considered at its October 11, 2018, November 14, 2018, and November 16, 2018, meetings certain additional data regarding each Fund’s more recent performance, asset levels, and asset flows. Each Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Voya Diversified Emerging Markets Debt Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Diversified Emerging Markets Debt Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, the third quintile for the five-year period, and the fourth quintile for the three-year period; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it outperformed. In analyzing this performance data, the Board took into account: (1) management’s representations regarding the impact of sector allocation on the Fund’s performance during certain periods; (2) management’s discussion of the Fund’s favorable performance during certain periods; and (3) management’s expectation that longer-term performance will improve.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Fund, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is equal to the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is below the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Fund indirectly bears the fees payable by the underlying funds in which the Fund invests; and (2) management’s representations regarding the competitiveness of the Fund’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Global Bond Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and three-year periods, and the second quintile for the one-year, five-year and ten-year periods; and (2) the Fund outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Global Equity Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Equity Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the second quintile of its Morningstar category for the ten-year period, the third quintile for the one-year period, and the fourth quintile for the year-to-date, three-year and five-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed. In analyzing this performance data, the Board took into account: (1) management’s representations that there were a number of changes in the Fund’s portfolio management team and investment strategies, effective May 1, 2018; (2) management’s view that, in light of these changes, it is reasonable to provide more time for the purpose of evaluating investment performance; and (3) management’s discussion of the Fund’s favorable performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Global Perspectives® Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global
Perspectives® Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the second quintile of its Morningstar category for the one-year, three-year and five-year periods, and the third quintile for the year-to-date period; and (2) the Fund underperformed its primary benchmark for all periods presented.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Fund, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is below the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is below the median net expense ratio of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account that the Fund indirectly bears the fees payable by the underlying funds in which the Fund invests.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Multi-Manager International Small Cap Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Multi-Manager International Small Cap Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the first (highest) quintile of its Morningstar category for the year-to-date and three-year periods, the second quintile for the one-year and five-year periods, and the third quintile for the ten-year period; and (2) the Fund outperformed its primary benchmark for all periods, with the exception of the ten-year period, during which it underperformed.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russia Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Russia
Fund, the Board considered that, based on performance data for the periods ended March 31, 2018, the Fund outperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it underperformed. In analyzing this performance data, the Board took into account management’s representations that the Fund falls within a category for which Morningstar does not provide rankings, percentiles or a category average.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations that the Fund’s focus of investing at least 80% of its net assets in Russian equity securities differentiates it from the other Selected Peer Group funds.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
167703         (0419-062419)

Semi-Annual Report
April 30, 2019
Classes A, C, I, O, R, P, P3 and W
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Voya Global Corporate Leaders® 100 Fund

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Voya Global Equity Dividend Fund

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Voya International High Dividend Low Volatility Fund

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Voya Multi-Manager Emerging Markets Equity Fund

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Voya Multi-Manager International Equity Fund

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Voya Multi-Manager International Factors Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports, like this semi-annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from each Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. This report contains a summary portfolio of investments for the Funds. The Funds’ Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Funds’ complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

The Fed Holds, the Economy Carries on...Trade Wars Reignite
Dear Shareholder,
As expected, at its April – May meeting the Federal Open Market Committee (“FOMC”) voted unanimously to hold the Federal Funds rate steady in the 2.25 – 2.50% range. The post-meeting press release acknowledged the solid economic backdrop and weaker inflation, and reiterated that the U.S. Federal Reserve Board will remain “patient” as it evaluates potential future adjustments to the target range. Chairman Powell noted that he does not see a strong case for moving rates up or down.
The financial markets took the news in stride, at least until concerns of a trade war between the U.S. and China resurfaced. While lingering trade uncertainty is likely to induce short-term market volatility, in our opinion, we do not see recent developments as a threat to our longer-term outlook. In our view, economic conditions point to slowdown, not recession; the latest FOMC decision seems to confirm our view. In our opinion, the stable interest rates, low inflation and near-trend growth point to continued equity performance and moderately higher Treasury rates.
Despite the broad-based rally in financial assets that has unfolded over the course of this year, investors have been buying bonds and selling equities. We think this is a reflection of skittish sentiment after the gut-wrenching sell-off in late 2018. We continue to believe the economy and financial markets are in the late phases of the business cycle. Though we expect this cycle to persist into 2020, the risks attendant upon late-cycle investing prevail: heightened episodes of volatility are likely to intensify the pain of mistakes.
A common response among investors at such times is to pull back, seeking to avoid losses; in our view, this is a strategic error. No one can predict with certainty how the risks currently roiling the markets will shake out. We think it best to maintain a well-diversified portfolio, stick with your investment plan and avoid the temptation to time market exits or entries. Change your strategy only if your long-term goals change; discuss any changes thoroughly with your financial advisor before taking action.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
June 3, 2019
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Six Months Ended April 30, 2019

Our new fiscal year opened with global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvestment dividends, having slumped 6.80% in October. Markets were increasingly unnerved by an intensifying economic slowdown outside of the U.S., exacerbating existing concerns about a potential trade war between the U.S. and China in particular, and in general the trade-dampening effects of U.S. tariffs and counter tariffs. (The Index returned 8.83% for the six-months ended April 30, 2019, measured in U.S. dollars.)
Furthermore, the Federal Open Market Committee (“FOMC”) still seemed intent on raising interest rates, despite no apparent inflationary threat. In December the FOMC raised rates for the fourth time in 2018, from 2.25% to 2.50%. Chairman Powell signaled two more increases in 2019, instead of a hoped for pause. Was this a policy mistake in an already late-cycle economy, for which the boost from tax cuts and increased government spending would surely fade? As 2019 ended, the Index was down, coincidentally, another 6.80% in our fiscal year to date.
Yet the equity investor who found this all too much and sold out near year-end would have missed a rebound as intense as it was unexpected, propelling the Index to a new record, up 8.90% for the six-months through April.
Two main factors drove the recovery. Firstly, Powell changed his tune and said repeatedly that the FOMC would be “patient” as the economic data evolved. On March 20, he all but committed to no more increases in 2019. Secondly, on trade, the view emerged that, as far apart as the U.S. and China were on key issues, both were motivated to find some face-saving “deal” that would stop an escalation of the tariff war, if not roll them back.
On the perception of slowing global growth, there was little relief from most of the incoming data, although April provided some late respite.
In Europe, the euro zone’s annual growth in gross domestic product (“GDP”) in the fourth quarter of 2018 was just 1.1%. Weakness in Germany, Europe’s manufacturing powerhouse, was a particular source of concern. In March, the European Central Bank loosened policy guidance and forecast euro zone growth in 2019 to stay at 1.1%. In the UK, Prime Minister May’s proposal to secure Brexit was defeated in parliament for the third time on March 29. The European Union granted an extension to October 31 to try to find some consensus.
In Japan the economy returned to growth in the fourth quarter, 1.9% annualized, after falling 2.4% in the prior quarter. But the Bank of Japan became the latest central bank to emphasize loose policy, since target inflation of 2% seemed as far away as ever.
China’s GDP grew at 6.6% in 2018 over 2017, the smallest advance in 28 years. The official target for 2019 was lowered to 6.0% from 6.5%. Manufacturing activity was in contraction, industrial production was growing at its slowest pace in 17 years and both exports and imports were falling. Some welcome improvement was seen in April.
In the U.S., GDP growth in the fourth quarter of 2018 fell to a more modest 2.2%, after 3.4% in the third. In late March, after weak manufacturing data from Europe was aggravated by a similar report in the U.S., a rather worrying pattern of Treasury yields emerged (see below). Industrial production and retail sales were slack in March, but the latter rebounded sharply in April. Finally first quarter GDP growth surprised to the upside at 3.2%, although it was flattered by volatile inventory and trade elements.
As the fiscal half-year ended, notwithstanding the tepid-to-mixed picture painted above, the path of least resistance for the Index still seemed to be upwards.
In U.S. fixed income markets, the Treasury yield curve mostly fell and flattened over the half-year. It became partially inverted in March, with the yield on the three-month bill greater than the yield on the ten-year note for the first time since 2007. This is thought by some to portend economic weakness, as it implies declining short-term rates. For the half-year, the Bloomberg Barclays U.S. Aggregate Bond Index returned 5.49%.
U.S. equities, represented by the S&P 500® Index including dividends, rose 9.76% to a new record, despite the worst December since 1931. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, 13% in the fourth, but were set to fall in early 2019. Consumer discretionary was the top performing sector, up 15.24%. Energy was weakest, up just 0.07%.
In currencies, the dollar rose 0.86% against the euro, but lost 2.00% against the pound and 1.42% against the yen. These were small moves in what still looked like a bullish dollar trend. The receding prospect of a no-deal Brexit probably supported the pound.
International markets benefited during the period from the softening tone of central banks and the prospects for a U.S./China trade deal. Yet the MSCI Japan® Index fell 0.01%, the milder recovery perhaps reflecting Japan’s own vulnerability to a trade war. The MSCI Europe ex UK® Index jumped 10.01%. BofA Securities noted that for the first time in their survey of fund managers, bearish positioning against European stocks was the most “crowded trade”. This would tend to support markets on any kind of positive news. The MSCI UK® Index added 6.09%. As usual, a large contribution was made by a few heavily weighted constituents. In this case, half the gain came from two stocks in each of the financials, consumer staples and materials sectors.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

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Benchmark Descriptions

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
MSCI All Country World IndexSM	A broad-based index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI All Country World (ex-U.S.) IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Global 100 Index*	An index that measures the performance of multi-national, blue chip companies of major importance in the global equity markets.

*
The S&P Global 100 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P Global 100 Index.

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Voya Global Corporate Leaders® 100 Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2019 (as a percentage of net assets)

United States	64.0%
United Kingdom	7.4%
France	6.3%
Germany	5.8%
Japan	4.8%
Switzerland	4.0%
Netherlands	2.3%
Spain	2.3%
Australia	0.5%
South Korea	0.5%
Assets in Excess of Other Liabilities*	2.1%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya Global Corporate Leaders® 100 Fund (the “Fund”) seeks to outperform the S&P Global 100 Index. The Fund is managed by Vincent Costa, CFA, Steve Wetter, and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-months ended April 30, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.03% compared to the S&P Global 100 Index (the “Index”) and the MSCI All Country World IndexSM, which returned 8.75% and 9.37%, respectively, for the same period.
Portfolio Specifics: For the reporting period, the Fund outperformed the Index due to positive allocation effects driven by the Fund’s portfolio construction rules described below. On the regional level, holdings within the United States added the most value while holdings within Japan were the biggest laggards. On the sector level, holdings within the information technology and energy sectors had the largest positive impact on relative performance. Additionally, the Fund’s modest overweight allocation to real estate contributed to performance. At the individual stock level, key contributors included an underweight position in Apple Inc., and overweight positions in Kimberly-Clark Corporation and American Tower Corporation. By contrast, holdings within the consumer discretionary and communication services sectors had the largest negative impact on the Fund’s relative performance. Key detractors were underweight positions in Microsoft Corporation and Amazon.com, Inc. and an overweight to HP Inc.
As of the end of the reporting period, the Fund’s largest sector overweights were the industrials and financials sectors. The Fund’s largest sector underweight was the information technology sector. Sector exposures are purely a function of the strategy’s quantitative investment discipline, however, and are not actively managed.
Top Ten Holdings as of April 30, 2019 (as a percentage of net assets)

Ford Motor Co.	1.8%
Morgan Stanley	1.8%
JPMorgan Chase & Co.	1.8%
Citigroup, Inc.	1.8%
United Technologies Corp.	1.7%
Microsoft Corp.	1.7%
Texas Instruments, Inc.	1.7%
Honeywell International, Inc.	1.7%
Colgate-Palmolive Co.	1.7%
Goldman Sachs Group, Inc.	1.7%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: The Fund’s investment strategy follows a strict rules-based approach. It starts by holding 100 large-cap multi-national stocks that are equally-weighted within each of the three regions (North America, Europe and Asia), while keeping the regions “cap-weighted.” On a quarterly basis, if the value of a security rises by more than 50% relative to the Index, the position size is immediately reduced so that its weight is similar to its weight at the end of the previous quarter. If the value of a security falls more than 30% relative to the Index during a calendar quarter, the position will be sold. The Fund is rebalanced quarterly in order to realign position sizes within each region back to equal-weighted holdings.
We continue to believe the equity market is in a late-cycle environment, which becomes harder to navigate as concerns of recession start to rise. Three important factors are the decline in the unemployment rate, bubbling wage growth and peak profit margins; but the two missing ingredients for a classic, late-cycle environment are rising inflation and financial market excesses. The absence of those last two factors is particularly important, because they are the ones central banks tend to lean into when tightening monetary policy.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
4

Portfolio Managers’ Report	Voya Global Equity Dividend Fund

Geographic Diversification as of April 30, 2019 (as a percentage of net assets)

United States	46.9%
France	12.2%
United Kingdom	7.5%
Switzerland	7.2%
Japan	6.3%
Netherlands	4.7%
Canada	3.6%
Germany	2.8%
Ireland	1.5%
Singapore	1.3%
Countries between 0.8% – 1.1%^	2.8%
Assets in Excess of Other Liabilities*	3.2%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 3 countries, which each represents 0.8% – 1.1% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Equity Dividend Fund (the “Fund”) seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Pieter Schop and Bruno Springael, Portfolio Managers* of NNIP Advisors B.V. (“NNIP Advisors”) — the Sub-Adviser.
Performance: For the six-months ended April 30, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.30%, compared to the MSCI World IndexSM, which returned 8.83% for the same period.
Portfolio Specifics: In the six-month period ending April 30, 2019, our global equity dividend strategy made gains in absolute terms but lagged the MSCI World IndexSM. The spread between growth and value ended at 5% in favor of growth. Our strategy underperformed in this environment, with negative contributions coming from both stock selection and sector allocation. Our stock selection within financials, consumer discretionary, and energy weighed most on performance, whereas technology, utilities and industrials were brighter sectors for the Fund. Citigroup and BNP Paribas were our largest detractors in the financials sector. Qualcomm was our best performer in technology after chipmaker settled its dispute with Apple. From an allocation perspective, our overweight positioning in energy and underweight to real estate were the main detractors.
We started a position in Daimler, where we expect to see better cash flow generation following the negative drag from WLTP (new global standard for testing emissions and fuel consumption). Daimler’s China exposure is not particularly geared to the segments that are most likely to see a stimulus; however, it does
Top Ten Holdings as of April 30, 2019* (as a percentage of net assets)

Microsoft Corp.	3.3%
Cisco Systems, Inc.	2.4%
Apple, Inc.	2.3%
Cie de Saint-Gobain	2.3%
Walmart, Inc.	2.1%
Chevron Corp.	2.0%
Standard Chartered PLC	2.0%
General Electric Co.	1.9%
Vodafone Group PLC	1.9%
McDonald’s Corp.	1.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
have a strong product cycle for 2019 that we believe should appeal to Chinese consumers.
In the Technology sector, we took the opportunity to add Samsung Electronics to the Fund. The global IT leader, in our opinion, is trading at attractive valuation levels due to fears that the semiconductor cycle is turning. In our opinion, the market has already discounted the coming DRAM memory chip down-cycle. We decided to exit our position in Ericsson; the company is profiting from 5G, the China trade war and security issues, but this looks priced in now.
In health care we took profits on Eli Lilly after the pharma company’s strong outperformance versus the sector. Good commercial momentum and pipeline successes are now well priced. We replaced it with Johnson & Johnson whose valuation is underpinned by solid growth and prospects of a turnaround in the baby care consumer segment.
We exited our position in Mosaic (producer of phosphate- and potash-based crop nutrients) following strong performance, which has been driven by the company’s good execution. We reinvested the proceeds in Nutrien, which offers a higher yield and a better diversified commodity mix (less phosphate dependent) than Mosaic.
In the Industrials sector, we added Eaton and Deere. Eaton is a manufacturer of a wide variety of electrical, hydraulic, and mechanical equipment that facilitates power management across a diverse set of industrial end markets. Relative to industrial peers Eaton looks like a good risk-reward proposition, especially given less downside to trough earnings. We believe the company also offers a strong management team who has added value through capital allocation over time, as evidenced by strong dividend growth, disciplined M&A and opportunistic share buybacks. Deere is a leader in the consolidated agricultural machinery industry, with a strong cash flow profile, and is in the early stages of the agricultural equipment replacement cycle.

5

Voya Global Equity Dividend Fund	Portfolio Managers’ Report

Within Financials, we sold out of Barclays, Citigroup and Metlife, and started new positions in Northern Trust and Chubb. Northern Trust provides wealth management, asset servicing, asset management and banking services to corporations, institutions, affluent families and individuals. Northern Trust’s unique, leading wealth management franchise serving ultra-high net-worth individuals and family offices should continue to experience secular growth tailwinds. The company also offers a favorable combination of asset sensitivity to rising short-term rates and significantly less credit risk than commercial banks. Chubb is the world’s largest publicly traded P&C insurance company and the largest commercial insurer in the U.S. it’s a high quality company that trades at a discount to peers. Its excess capital position is currently weighing down its returns, but we think this is the right strategy based on where we are in the underwriting cycle. The company will deploy its excess capital when it can achieve its target returns. We also added ABN Amro, JPMorgan Chase, and Bank of New York Mellon to the portfolio.
In Energy, we exited Eni and started a position in Chevron. Chevron is one of the largest integrated energy companies in the world, running upstream, downstream, and chemical operations. Their upstream (oil and gas production) portfolio is one of the biggest in the world — the company produces approximately 2.8 million barrels of oil equivalent energy per day. The company also has large refining and chemical operations. The company faces a period of healthy free-cash-flow generation as the company’s low cost asset base requires limited capital spending to achieve healthy returns on capital and production levels. This free-cash-flow generation will allow the company to sustain its dividend and potentially return more capital to shareholders in the form of share repurchases.
Elsewhere, we sold out of Philip Morris and Mattel in the consumer space. We exited our position in Telefonica within communication services. We also sold out of Orange after the stock’s recovery. The French competitive landscape is deteriorating, while high capital expenditure needs in the coming years are likely to dampen cash flow and dividend prospects.
Current Strategy and Outlook: Valuations have risen a lot due to the combination of a market rally and downward earnings revisions but have not been stretched, especially not outside the U.S, in our opinion. The P/E discount of Europe and Japan relative to the U.S. ranges from 20% to 26%, the biggest discount since the Great Financial Crisis. Moreover, the equity risk premium remains very high. Chinese data have turned the corner, indicating that stimulus efforts are finally feeding through. In particular, credit growth numbers were encouraging. Although the latest PMI data came in somewhat below expectations, they show stability. Historically, the euro zone economy follows with a couple of months delay. In the U.S., the first quarter GDP print came in above 3%, dispelling fears that the U.S. economy is slowing down. Key risks to the outlook for equities remain U.S.-China trade negotiations and Brexit.

*
Effective November 1, 2018, Nicolas Simar was removed as a portfolio manager of the Fund.

The Board of Trustees (the “Board”) of the Fund has approved changes to the Fund’s sub-advisory relationship. The Board approved the reallocation of the Fund’s assets from NNIP Advisors B.V. to Voya Investment Management Co. LLC (“VIM”), effective May 6, 2019, following the termination of NNIP Advisors B.V.’s sub-advisory agreement. In connection with these approvals, the investment strategies and portfolio managers of the Fund changed effective May 6, 2019.
In conjunction with the strategy and sub-adviser changes, effective May 6, 2019, Kai Yee Wong, Vincent Costa, Peg DiOrio, and Steve Wetter were added as portfolio managers of the Fund and Pieter Schops and Bruno Springael were removed as portfolio managers of the Fund.
Beginning May 6, 2019 through on or about May 20, 2019, the Fund was in a transition period and may have held a large portion of the Fund’s assets in temporary investments.
The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
6

Portfolio Managers’ Report	Voya International High Dividend Low Volatility Fund

Geographic Diversification as of April 30, 2019 (as a percentage of net assets)

Japan	23.9%
United Kingdom	13.8%
Netherlands	8.0%
France	7.8%
Switzerland	7.7%
Australia	7.6%
Germany	5.6%
Hong Kong	4.3%
Italy	4.1%
Spain	3.1%
Countries between 0.0% – 2.5%^	12.0%
Assets in Excess of Other Liabilities*	2.1%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 12 countries, which each represents 0.0% – 2.5% of net assets.
Portfolio holdings are subject to change daily.
Voya International High Dividend Low Volatility Fund (the “Fund”) seeks maximum total return. The Fund is managed by Vincent Costa, CFA, Steve Wetter, Kai Yee Wong, and Peg DiOrio, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.*
Performance: For the six-months ended April 30, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.87% compared to the MSCI EAFE® Index (the “Index” or “MSCI EAFE®”) and the MSCI World IndexSM (the “MSCI World”), which returned 7.45% and 8.83%, respectively, for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed its benchmark, the MSCI EAFE®. In terms of the Fund’s performance, low beta was a headwind, dividend yield slightly outperformed and our stock ranking model lagged the Index. The Fund’s positive exposures to industries and countries offset losses from stock specific exposures. Regionally, holdings within the United Kingdom and Europe detracted the most from performance for the period. On the sector level, holdings within the consumer staples and communication services sectors detracted the most value. Notable underperformers for the period included overweight positions in German broadcasting company, ProSiebenSat.1 Media SE, and UK based companies, Centrica plc and J Sainsbury
Top Ten Holdings as of April 30, 2019 (as a percentage of net assets)

Royal Dutch Shell PLC - Class A	2.4%
Nestle SA	2.4%
Roche Holding AG	1.9%
Unilever NV	1.7%
Novartis AG	1.4%
GlaxoSmithKline PLC	1.3%
Sanofi	1.3%
Novo Nordisk A/S	1.2%
iShares MSCI EAFE ETF	1.1%
BASF SE	0.9%
Portfolio holdings are subject to change daily.
plc. By contrast, stock selection was strongest within the healthcare and financials sectors. Key contributors for the period included not owning Japan based benchmark stocks, Mitsubishi UFJ Financial Group, Inc. and Sony Corporation, and an overweight position in Italian transportation company, Atlantia S.p.A.
Current Strategy and Outlook: This is an actively managed investment strategy that seeks to generate higher dividend income and total returns, with lower volatility and better downside capture, than the Index. The investment process seeks to create a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each sector. The Fund is optimized in seeking to achieve its dividend, alpha and volatility objectives.

*
Effective February 1, 2019, Peg DiOrio was added as a portfolio manager to the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
7

Voya Multi-Manager Emerging Markets Equity Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2019 (as a percentage of net assets)

China	32.3%
South Korea	10.8%
India	8.5%
Brazil	8.4%
Taiwan	6.5%
Russia	5.0%
Mexico	3.9%
South Africa	3.5%
Philippines	2.1%
United States	1.1%
Countries between 0.0% – 1.8%^	12.6%
Assets in Excess of Other Liabilities*	5.3%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 21 countries, which each represents 0.0% – 1.8% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager Emerging Markets Equity Fund (the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers and Voya Investment Management Co. LLC (“VIM”) — J.P. Morgan Investment Management, Inc. (“JPMorgan”), Van Eck Associates Corporation (“Van Eck”), and Delaware Investments Fund Advisers (“Delaware”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Anuj Arora and Joyce Weng, Portfolio Managers*, of the Sleeve that is managed by JPMorgan; David A. Semple, Portfolio Manager, and Angus Shillington, Assistant Portfolio Manager, of the Sleeve that is managed by Van Eck; Liu-Er Chen, CFA, Senior Vice President and Chief Investment Officer, Emerging Markets and Healthcare, of the Sleeve that is managed by Delaware, and Halvard Kvaale, CIMA and Paul Zemsky, CFA, Portfolio Managers, of the Sleeve that is managed by VIM.
Performance: For the six-months ended April 30, 2019, the Fund’s Class A shares provided a total return of 16.17%, compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 13.76% for the same period.
Portfolio Specifics: Delaware Sleeve — The Sleeve underperformed the MSCI EM IndexSM by approximately 98 basis points (-0.98%) for the six-months ended April 30, 2019. In India, favorable stock selection contributed to relative performance as Reliance Industries reported strong financial results driven by its refining and petrochemicals business in addition to its telecom and retail businesses. The company continues to focus on strengthening its media and retail businesses which is experiencing attractive growth.
In Russia, stock selection detracted as our energy holdings, namely Rosneft and Gazprom, experienced weakness amid lower oil prices during 2018. In South Korea, our overweight allocation detracted. Additionally, our telecom operators, SK Telecom and LG Uplus, underperformed due to concerns about 5G investment spending weighing on profitability. Despite a muted near-term outlook, we remain optimistic about both companies’ long-term growth opportunities arising from 5G. Furthermore, we believe valuations are inexpensive.
In China, our underweight allocation and stock selection detracted. Concerns about slower economic growth weighed on advertising-driven stocks such as Baidu and SINA. Alternately, our consumer staples stocks, Wuliangye Yibin, Tsingtao Brewery, and Kewichow Moutai, contributed. Kweichow
Top Ten Holdings as of April 30, 2019* (as a percentage of net assets)

Alibaba Group Holding Ltd. ADR	5.2%
Tencent Holdings Ltd.	5.2%
iShares Edge MSCI Min Vol Emerging Markets ETF	4.0%
Reliance Industries Ltd.	3.4%
Ping An Insurance Group Co. of China Ltd.-H Shares	3.2%
Naspers Ltd.	2.3%
Samsung Electronics Co., Ltd.	2.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.8%
SK Hynix, Inc.	1.6%
HDFC Bank Ltd. ADR	1.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Moutai and Wuliangye Yibin reported attractive financial results and the market has a more favorable view toward future growth prospects, in our opinion. Both companies specialize in the distribution of baijiu, a premium grain alcohol that is popular in China. We continue to have an optimistic view towards long-term consumption premiumization and internet engagement in China, and we continue to see these companies as well-positioned to capture value from these trends.
From a sector perspective, consumer staples contributed to relative performance, while communication services was the largest detractor from relative performance.
JPMorgan Sleeve — The Sleeve underperformed the MSCI EM IndexSM by approximately 364 basis points (-3.64%) for the six-months ended April 30, 2019. Stock selection detracted from returns, while country allocation was neutral.
Korea was the single-largest country detractor in the period, as this cyclical market has lagged emerging markets overall year to date, despite very attractive valuations, on investor worries about global growth. The market was further hindered by corporate earnings downgrades, especially in the semiconductor sector. Woori Financial Group, a Seoul-based bank, was among the leading detractors from performance as a result.
Stock selection in South Africa was a leading detractor from returns during the period, specifically driven by the Sleeve’s lack of exposure to Naspers, a broad-based multinational internet and media group. The stock was buoyed by the announcement that the company will form a new group (NewCo), comprised of its international internet assets, which will be listed on the Euronext Exchange and the Johannesburg Stock Exchange.
On the positive side, performance was aided by stock selection in Mexico. Grupo Financiero Banorte was a significant contributor to returns on the back of reduced risk of fee regulation in the market. Financial services stocks in Mexico were also boosted by a favorable valuation signal from Banco Santander’s tender offer for the minority interest in its Mexican subsidiary.
Chinese property developer Country Garden Holdings was among the top contributors during the period. The company reported strong 2018 results, boosted by increased revenues and gross margin expansions due to stabilizing property sales in tier-three cities. We believe the company is strategically positioned to benefit from a recovery in the Chinese property market, given its strong competitiveness in lower-tier cities and improved risk-management capability.

8

Portfolio Managers’ Report	Voya Multi-Manager Emerging Markets Equity Fund

Van Eck Sleeve — The Sleeve outperformed the MSCI EM IndexSM by approximately 931 basis points (9.31%) for the six-months ended April 30, 2019. After a turbulent couple of months, 2018 ended on a positive note, delivered by the U.S. Federal Reserve Board as it expressed its patience in terms of the path of interest rates in 2019. Whilst the dispute between the U.S. and China over trade continued, there were signs of progress in trade negotiations over the end of the year and into 2019. In the first four months of 2019, against the background of central banks “blinking,” which they have done one by one, emerging markets staged an impressive comeback as risks appeared to dissipate. Overall, we believe we are not facing a tighter monetary environment around the globe, which is good for emerging markets. If anything, the environment may even be looser, in our opinion.
Growth stocks have staged a comeback in 2019 and outperformed value stocks. Small-cap stocks, on the other hand, continued to underperform large-cap stocks. On a country level, China, of course, was the Sleeve’s top contributor to relative performance, in addition to the Philippines. Exposures in the United Arab Emirates and Turkey detracted most. On a sector level, exposures in the consumer discretionary and financial sectors topped the Sleeve’s performers list, while exposures in healthcare and information technology detracted from performance. The top performing names in the past six months were Ping An Insurance (Group), Yihai International Holding, and Movida Participacoes. On the other hand, China Medical System Holdings, Sunny Optical Technology Group, and Grupo Supervielle SA detracted from the Sleeve’s performance.
Voya IM Sleeve — The Sleeve outperformed the MSCI EM IndexSM by approximately 86 basis points (0.86%) for the period beginning April 9, 2019, through April 30, 2019. On April 9, 2019, the Sleeve invested 4% in the iShares Edge MSCI Min Vol Emerging Markets ETF (“EEMV”). EEMV seeks to track the investment results of an index composed of emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader emerging equity markets. The Fund’s position in EEMV during this period had an immaterial impact on the performance of the Fund.
Current Strategy & Outlook: Delaware Sleeve — Our positive long-term view on emerging markets remains intact. Considering the varied macroeconomic backdrop that we see across emerging markets, we believe there are selective opportunities for long-term stock appreciation driven by structural demographic shifts, technology adoption, implementation of government policy, improvement in corporate governance, and industry consolidation. We are particularly focused on companies that we expect to benefit from long-term changes in how people in emerging markets live and work. We are overweight Brazil, South Korea, and Russia, and underweight South Africa and Taiwan. We are overweight communication services, energy (due to Reliance Industries), and consumer staples and underweight financials.
JPMorgan Sleeve — In our opinion, the current growth and policy backdrop supports a continued recovery of emerging market equities. We also find valuations to be relatively attractive. That said, investors are monitoring growth trends and the U.S. dollar valuations carefully, as disappointing growth or persistent dollar strength could threaten the strong rally currently underway. Macro trends and recent policy developments support investor optimism, particularly in the U.S. and China. We remain constructive on emerging markets equities, particularly in view of current valuations, which at 1.6 times book value, remain below the long-term average. Slowing growth, earnings downgrades and a stubbornly strong U.S. dollar continue to be the primary risks to the emerging markets rally.
Van Eck Sleeve — We see the outlook as being constructive. Although we believe that some kind of a deal will be reached between China and the U.S. over trade, the more worrying thing is the gravitation towards bilateralism and the continuing attrition that is going to take place between the two “empires.” We believe a turnaround in China can be positive for Asia and emerging markets in general. The asset class may not be quite as under-owned as it has been. Not only do valuations remain at long-term historical averages, but we also have the singular positive of corporates continuing to generate record high free cash flow.
Voya IM Sleeve — Following an unusually long period of low volatility, equity markets have settled into a new phase of more frequent and larger price movements. We believe this phase will persist as financial conditions tighten and the Federal Reserve gradually raises interest rates. Nonetheless, corporate earnings remain strong, supported by stable economic growth and rising employment. In our view, the inflation outlook is stable despite potential risks from U.S. fiscal policies.

*
On May 23, 2019, the Board of Trustees of the Fund approved the sub-adviser replacement of JPMorgan with VIM.

In conjunction with the sub-advisor replacement, effective August 9, 2019, Kai Yee Wong and Steve Wetter will be added as portfolio managers of the Fund and Anuj Arora and Joyce Weng will be removed as portfolio managers of the Fund.
Beginning on the close of business on or about August 9, 2019, through the close of business on or about August 23, 2019, the Fund will be in a transition period during which time VIM will sell a portion of the Fund’s assets currently managed by JPMorgan. VIM may hold a large portion of the Fund’s assets in temporary investments.
The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
9

Voya Multi-Manager International Equity Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2019 (as a percentage of net assets)

United Kingdom	13.9%
Japan	13.4%
France	8.2%
Germany	8.1%
China	5.9%
Switzerland	5.2%
Sweden	4.9%
Netherlands	4.2%
South Korea	4.0%
Canada	3.5%
Countries between 0.1% – 2.2%^	24.6%
Assets in Excess of Other Liabilities*	4.1%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 22 countries, which each represents 0.1% – 2.2% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Equity Fund (the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by four sub-advisers — Baillie Gifford Overseas Limited (“Baillie Gifford”), Lazard Asset Management LLC (“Lazard”), Polaris Capital Management, LLC (“Polaris”), and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Gerard Callahan, Iain Campbell, Sophie Earnshaw, CFA, Joe Faraday, CFA, Moritz Sitte, CFA, Portfolio Managers of the Sleeve that is managed by Baillie Gifford; Bernard R. Horn, Jr., Sumanta Biswas, CFA, Jason Crawshaw and Bin Xiao, CFA, Portfolio Managers of the Sleeve that is managed by Polaris; Michael G. Fry, Michael Powers, Michael A. Bennett, Kevin Matthews, and John R. Reinsberg, Portfolio Managers of the Sleeve that is managed by Lazard; and Nicolas M. Choumenkovitch and Tara Connolly Stillwell, CFA, Portfolio Managers of the Sleeve that is managed by Wellington.
Performance: For the six-months ended April 30, 2019, the Fund’s Class I shares provided a total return of 9.76% compared to the MSCI EAFE® Index (“MSCI EAFE®”) and the MSCI All Country World (ex-U.S.) IndexSM (“MSCI ACWI ex-U.S.SM”), which returned 7.45% and 9.12%, respectively, for the same period.
Portfolio Specifics: Baillie Gifford Sleeve — The Sleeve outperformed the MSCI EAFE® by approximately 680 basis points (6.80%) for the six-months ended April 30, 2019. The manager adopts a stock-picking approach to investment, and while this proved successful across the vast majority of sectors there were two contributors to performance that stood out,
Top Ten Holdings as of April 30, 2019* (as a percentage of net assets)

Novartis AG	1.7%
Samsung Electronics Co., Ltd.	1.3%
Shiseido Co., Ltd.	1.2%
AIA Group Ltd.	1.2%
Alibaba Group Holding Ltd. ADR	1.2%
United Overseas Bank Ltd.	1.2%
Cie Generale des Etablissements Michelin SCA	1.1%
Svenska Handelsbanken AB	1.0%
Nexon Co. Ltd.	1.0%
Adidas AG	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
namely Mettler Toledo, the Swiss-listed manufacturer of precision weighing equipment, and Naspers, the South African tech-focused holding company. Mettler Toledo has been a good long-term performer in share-price terms, and we believe is stewarded by a very capable management team. It reported increased earnings during the period, boosting the share price, and contributing to the Sleeve’s outperformance.
Naspers is perhaps best known as the largest shareholder of Chinese tech giant Tencent, which is typically a major driver of its performance. After a weak 2018, Naspers (and Tencent) performed strongly through April 2019, contributing to the Sleeve’s outperformance.
At the other end of the spectrum, ASOS fared less well. This UK online clothing retailer had an especially difficult 2018, with the month of October being notably challenging, and the share price fell considerably. This drop in value is still seen in the six-months-through-April figures, however these hide the fact that the shares have performed well since the beginning of 2019.
Another notable business that detracted from the Sleeve’s performance was Mahindra & Mahindra, an Indian manufacturer of tractors and utility vehicles. The business had a very difficult fourth quarter 2018, which was exacerbated by its report of flat earnings in quarter one of 2019, driven by a decline in margins. That said, it continues to invest for future growth, which the manager would hope to see from a growth business.
Lazard Sleeve — The Sleeve outperformed the MSCI EAFE® by approximately 6 basis points (0.06%) for the six-months ended April 30, 2019. Stock selection in the communication services sector helped relative returns. Vivendi, formerly a sprawling conglomerate, is now an integrated media group focused on music and pay TV. We believe the music market, after more than 15 years of decline, is on the crest of the new digital wave driven by streaming and subscription services, which may improve monetization. Universal Music Group, owned by Vivendi, is a leader in a market dominated by three

10

Portfolio Managers’ Report	Voya Multi-Manager International Equity Fund

players. The stock rallied strongly after reporting results in February, with strong growth and operating leverage coming through in the music business as our thesis continues to play out. In the consumer discretionary sector, Techtronic rose more than 50%. This global maker of power tools performed well as concerns about a U.S.-China trade war eased and the company reported another quarter of very strong organic growth. This organic growth meant the company enjoyed material positive operating leverage and hence offset the raw material cost inflation that impacted industry peers. Lastly, stock selection in the materials sector was additive to relative returns as shares of BHP, an Anglo-Australian, diversified materials company with low cost exposure to oil, copper, iron ore and metallurgical, rose more than 25%. BHP has benefited from their capital discipline and framework to return cash to shareholders. The company has reduced net debt to $9.9 billion, below their target range of  $10 – 15 billion, and therefore we expect further cash generation. The company also benefited from the Brumadinho dam collapse in Brazil and the subsequent increased price of iron ore.
Stock selection in the real estate sector hurt relative returns. Shares of Japanese commercial and residential builder Daiwa House declined on concerns around the costs associated with some failures to meet building regulations. Despite this, after quantifying the costs related to the repair work needed on these houses and rental apartments, management recently revised their guidance for the second time this year. In the information technology sector, shares of Cielo, a leading credit card acquirer in Brazil, declined facing a combination of macroeconomic challenges affecting the Brazilian equity market as well as increased competition. We sold the position as new competition drove Cielo to be more aggressive on pricing, which in turn compressed short-to-medium term margins. Lastly, stock selection in the health care sector detracted from relative returns. Medtronic is an Irish-domiciled medical devices manufacturer that was a significant outperformer in 2018 but lagged in over the last 6 months, rising 0.3%. Health care sector performance augmented a strong improvement in corporate fundamentals over the past year. At a conference in early 2019, management gave a very bullish presentation on numerous pipeline investments that are driving organic growth in line with our fundamental thesis. However, investments unexpectedly led to a higher tax rate, which negatively impacted earnings and caused the stock to lag the strongly rising market in the first quarter. We continue to own a large position in the company on the belief in the pipeline acceleration, limited government price impact, leading market shares, and what we believe to be an inexpensive valuation.
Polaris Sleeve — The Sleeve outperformed the MSCI EAFE® by approximately 59 basis points (0.59%) for the six-months ended April 30, 2019. Cyclical sectors differed in performance terms: consumer discretionary, financials and information technology had notable gains, while industrials and materials were in negative territory. At the country level, the Sleeve benefitted from holdings in various developed markets including Sweden, Ireland, and U.K., offset by losses in France stemming from the “Yellow Vest” social unrest. Out-of-benchmark holdings in Colombia and Puerto Rico also added to gains.
Irish convenience foods supplier, Greencore Group Plc, was one of the top contributors for the period. In late May, the company announced half-year numbers, highlighting revenue growth from both its U.K. food-to-go grocery business and its U.S. Peacock Foods divestiture. Among other top performers, Puerto Rican bank, Popular, Inc., reported top-line growth and improving net interest margins, while discharging more non-performing loans. Supply-demand metrics worked in BHP Group’s favor, as competitor Vale’s iron ore tailings dam failed in January. Iron prices rose from the low $70s to mid-$80s due to the supply disruption.
Detractors were concentrated in materials and industrials, with 6 of the 10 worst performing stocks within these two sectors. French minerals company, Imerys SA, had solid earnings, but unfavorable foreign exchange rates and a recent U.S. verdict against Imerys’ talcum powder unit put pressure on the stock. LANXESS fell during the period due to industry-wide pricing softness in chemicals. In industrials, U.K.-based Babcock International reaffirmed full year profit targets, but lowered revenue assumptions. A spurious short-seller report also pressured the stock. Austria-based Andritz AG declined as it missed fourth quarter 2018 revenue and earnings-per-share estimates.
Wellington Sleeve — The Sleeve outperformed the MSCI ACWI ex-USSM by approximately 87 basis points (0.87%) for the six-months ended April 30, 2019. Security selection was the main driver of outperformance during the period while allocation decisions detracted, although to a lesser degree.
Stock selection was particularly strong within the communication services, consumer discretionary, and financials sectors. Weak selection within real estate, information technology, and health care partially offset positive results. Sector allocation effects modestly detracted from relative performance primarily as a result of our overweight position to the health care sector. An overweight position to real estate proved beneficial.
11

Voya Multi-Manager International Equity Fund	Portfolio Managers’ Report

The top individual contributors to relative performance during the period were telecommunications company, China Tower, education services provider, New Oriental Education, and global technology conglomerate, Tencent, and are all China-based. Top detractors from relative performance during the period included Canada-based energy production company, EnCana, UK-based tobacco company, British-American Tobacco, and Japan-based bank, Sumitomo Mitsui Banking Corporation.
Current Strategy and Outlook: Baillie Gifford Sleeve — Typically, spikes in news flow surrounding political and economic events breed volatility in the stock market. This was certainly true of the six-months ended April 30, 2019, with markets tumbling in quarter four of 2018 before a resurgence in quarter one of 2019. Issues such as Brexit and U.S.-China trade tensions make for an ever-uncertain future. This Sleeve remains a mix of exciting growth businesses, and we believe our patient approach to stock-picking puts us in a strong position to deliver long-term outperformance for investors.
Lazard Sleeve — The global economy, in our view, will muddle through this late cycle at low levels of economic growth. We believe the closer alignment of interest rates and economic growth expectations, along with the similarity of earnings expectations across regions, may make investors focus more on fundamentals and valuations. Value stocks, which have lagged growth stocks for several years, are now at historically low valuations. Much of the uncertainty in the markets, in our view, appears to be priced into these equities, which can make them relatively attractive to investors.
In this environment, we believe stock selection will be a main driver of returns as the performance differential between growth and value stocks narrows. We believe high quality, more defensive companies, whose fortunes are less geared to the economic cycle and offer inexpensive valuations, will be the leadership stocks for the foreseeable future.
Polaris Sleeve — Current growth drivers may not be sustainable, as many portfolio companies are projecting sluggish business conditions. We are already seeing signs of this at a macro-economic level, with China’s economy slowing, compounded by worries in Europe. Volatility will likely ensue, in our opinion, as evidenced by the fourth quarter 2018 correction and subsequent early 2019 rally. We believe that stocks may become attractively priced as volatility persists. As value managers, we intend to capitalize on these periods to add high-quality, undervalued companies to the Sleeve’s portfolio.
Wellington Sleeve — Taking a longer term perspective, we still see many investment opportunities where companies’ return on capital are mispriced due to the nature of their businesses or because their valuations provide greater insulation from cyclical change. We remain selective and diversified in our holdings related to these short-term risks in the context of a balanced global equity portfolio.
The Sleeve ended the period with overweight exposures to the health care, consumer discretionary, and real estate sectors. The portfolio was most underweight the materials, financials, and consumer staples sectors. Regionally, the Sleeve ended the period most overweight to Developed Europe ex-UK and most underweight to the Pacific Developed ex-Japan region.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
12

Portfolio Managers’ Report	Voya Multi-Manager International Factors Fund

Geographic Diversification as of April 30, 2019 (as a percentage of net assets)

Japan	18.3%
United Kingdom	13.3%
Australia	9.0%
Canada	6.7%
France	6.3%
Germany	5.0%
Switzerland	4.7%
Netherlands	4.5%
Hong Kong	4.1%
Sweden	3.4%
Countries between 0.0% – 3.4%^	22.8%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 23 countries, which each represent 0.0% – 3.4% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Factors Fund (the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by two sub-advisers — PanAgora Asset Management, Inc. (“PanAgora”) and Voya Investment Management Co. LLC. (“Voya IM”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Jamie Lee, Ph.D. and Oleg Nusinzon, CFA, Portfolio Managers of the Sleeve that is managed by PanAgora; and Steve Wetter and Kai Yee Wong, Portfolio Managers of the Sleeve that is managed by Voya IM.
Performance: For the six-months ended April 30, 2019, the Fund’s Class I shares provided a total return of 6.12% compared to the MSCI EAFE® Index (“MSCI EAFE®”) and the MSCI All Country World (ex-U.S.) IndexSM (“MSCI ACWI ex-U.S.SM”), which returned 7.45% and 9.12%, respectively, for the same period.
Portfolio Specifics: PanAgora Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 164 basis points (-1.64%) for the six-months ended April 30, 2019. During the six-month period the Dynamic Contextual Model underperformed largely because of the disappointing return of valuation based metrics. Companies with more compelling book-to-price and dividend yield related scores struggled the most. Quality factors were broadly positive as investors preferred companies with conservative asset growth rates and stronger operating efficiency. Sentiment factors detracted from performance with both price driven metrics and analyst-based signals underperforming.
Top Ten Holdings as of April 30, 2019* (as a percentage of net assets)

Link REIT	1.0%
Roche Holding AG	1.0%
Koninklijke Ahold Delhaize NV	0.9%
GlaxoSmithKline PLC	0.8%
Rio Tinto PLC	0.8%
3i Group PLC	0.7%
Wesfarmers Ltd.	0.7%
Sanofi	0.7%
Nestle SA	0.7%
Unilever NV	0.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
From a sector perspective the Sleeve benefitted from stock selection in the real estate and health care sectors. In the real estate sector the performance was strong in the Asia/Pacific region, specifically China (the Sleeve had an overweight position in Longfor Group Holdings which was the largest contributor). Gains in the health care sector originated largely in Europe where underweight position Bayer AG and overweight position Roche Holdings AG stood out.
On the negative side, we highlight the negative contribution of the information technology (“IT”) and financial sectors. In the IT sector, Taiwan was the largest detractor with overweight position Au Optronics Corp detracting most. Within financials, underperformance was in large part caused by poor stock selection in Sweden (an overweight position in Swedbank AB detracted sharply).
Country-wise, the Sleeve performed well in Italy where the strategy was overweight utilities and Denmark where overweight positions in Industrials and Vestas Wind Systems in particular contributed strongly. The largest detractors for the six month period were Taiwan (stock selection in the Information Technology was weak) and Japan (stock selection in the Industrials sector disappointed).
Voya IM Sleeve — Net of fees and expense, the Sleeve underperformed the MSCI EAFE® by approximately 98 basis points (-0.98%) for the six-months ended April 30, 2019. Gross of these fees and expenses, the Sleeve closely tracked the FTSE Index for the reporting period. The Sleeve employs a passive management approach designed to track the performance of the FTSE Developed ex-U.S. Select Factor Index.
For the reporting period, the Sleeve underperformed the FTSE Developed ex-U.S. Select Factor Index. On the sector level, and on an absolute basis, all sectors generated positive performance for the reporting period with the exception of the energy sector, which lagged. The real estate and information technology sectors generated the strongest performance for

13

Voya Multi-Manager International Factors Fund	Portfolio Managers’ Report

the period. On a regional basis, holdings within Japan detracted from performance, while holdings within Asia/Pacific ex Japan generated the strongest absolute performance.
Current Strategy and Outlook: PanAgora Sleeve — The current stage of the economic cycle has historically been challenging for diversified quantitative strategies as investors discard stocks with stronger fundamentals and embrace expensive companies with compelling stories about their future growth. In our opinion, chasing returns through factor timing is unlikely to benefit the strategy over the long term. We expect momentum and especially growth-based strategies to disappoint should equities move lower and earnings growth slow. We also expect investors to refocus their attention to fundamentals and relative valuations. We also emphasize that companies preferred by our models are well positioned from a valuation standpoint.
Voya IM Sleeve — Following an unusually long period of low volatility, equity markets have settled into a new phase of more frequent and larger price movements. We believe this phase will persist as financial conditions tighten and the Federal Reserve gradually raises interest rates. Nonetheless, corporate earnings remain strong, supported by stable economic growth and rising employment. In our view, the inflation outlook is stable despite potential risks from U.S. fiscal policies.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
14

shareholder expense example (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 to April 30, 2019. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2019*	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2019*
Voya Global Corporate Leaders® 100 Fund
Class A	$1,000.00	$1,090.30	0.88%	$4.56	$1,000.00	$1,020.43	0.88%	$4.41
Class I	1,000.00	1,092.60	0.56	2.91	1,000.00	1,022.02	0.56	2.81
Voya Global Equity Dividend Fund
Class A	$1,000.00	$1,063.00	1.25%	$6.39	$1,000.00	$1,018.60	1.25%	$6.26
Class C	1,000.00	1,058.70	2.00	10.21	1,000.00	1,014.88	2.00	9.99
Class I	1,000.00	1,064.50	1.00	5.12	1,000.00	1,019.84	1.00	5.01
Class O	1,000.00	1,063.00	1.25	6.39	1,000.00	1,018.60	1.25	6.26
Class W	1,000.00	1,064.40	1.00	5.12	1,000.00	1,019.84	1.00	5.01
Voya International High Dividend Low Volatility Fund
Class A	$1,000.00	$1,048.70	0.87%	$4.42	$1,000.00	$1,020.48	0.87%	$4.36
Class I	1,000.00	1,050.40	0.62	3.15	1,000.00	1,021.72	0.62	3.11
Class P3(1)	1,000.00	1,012.10	0.00	0.00	1,000.00	1,024.79	0.00	0.00
15

shareholder expense example (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2019*	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2019*
Voya Multi-Manager Emerging Markets Equity Fund
Class A	$1,000.00	$1,161.70	1.58%	$8.47	$1,000.00	$1,016.96	1.58%	$7.90
Class C	1,000.00	1,158.10	2.33	12.47	1,000.00	1,013.24	2.33	11.63
Class I	1,000.00	1,164.10	1.23	6.60	1,000.00	1,018.70	1.23	6.16
Class P(1)	1,000.00	1,051.20	0.15	0.26	1,000.00	1,024.05	0.15	0.75
Class P3	1,000.00	1,170.90	0.00	0.00	1,000.00	1,024.79	0.00	0.00
Class R	1,000.00	1,160.50	1.83	9.80	1,000.00	1,015.72	1.83	9.15
Class W	1,000.00	1,163.20	1.33	7.13	1,000.00	1,018.20	1.33	6.66
Voya Multi-Manager International Equity Fund
Class I	$1,000.00	$1,097.60	0.97%	$5.04	$1,000.00	$1,019.98	0.97%	$4.86
Class P(1)	1,000.00	1,048.80	0.15	0.26	1,000.00	1,024.05	0.15	0.75
Class P3	1,000.00	1,101.80	0.00	0.00	1,000.00	1,024.79	0.00	0.00
Voya Multi-Manager International Factors Fund
Class I	$1,000.00	$1,061.20	0.75%	$3.83	$1,000.00	$1,021.08	0.75%	$3.76
Class P(1)	1,000.00	1,022.70	0.15	0.26	1,000.00	1,024.05	0.15	0.75
Class P3	1,000.00	1,065.40	0.00	0.00	1,000.00	1,024.79	0.00	0.00
Class W	1,000.00	1,061.20	0.75	3.83	1,000.00	1,021.08	0.75	3.76

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

(1)
Commencement of operations was February 28, 2019. Expenses paid for the actual Fund’s return reflect the 62-day period ended April 30, 2019.

16

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2019 (Unaudited)

	Voya Global Corporate Leaders® 100 Fund	Voya Global Equity Dividend Fund	Voya International High Dividend Low Volatility Fund
ASSETS:
Investments in securities at fair value*	$4,182,739	$61,457,439	$9,348,838
Short-term investments at fair value**	3,000	1,799,140	12,000
Cash	1,484	7,127	1,904
Foreign currencies at value***	2,619	100,512	932
Receivables:
Fund shares sold	—	3,813	—
Dividends	11,595	221,130	52,846
Foreign tax reclaims	2,419	35,094	11,602
Prepaid expenses	20,262	30,867	41,912
Reimbursement due from manager	5,291	12,225	6,830
Other assets	43	11,980	105
Total assets	4,229,452	63,679,327	9,476,969
LIABILITIES:
Payable for fund shares redeemed	—	38,859	—
Payable for investment management fees	1,709	41,833	3,866
Payable for distribution and shareholder service fees	457	17,809	968
Payable to trustees under the deferred compensation plan (Note 6)	43	11,980	105
Payable for trustee fees	20	313	45
Other accrued expenses and liabilities	11,761	79,780	24,140
Total liabilities	13,990	190,574	29,124
NET ASSETS	$4,215,462	$63,488,753	$9,447,845
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$3,621,859	$61,241,034	$9,781,326
Total distributable earnings (loss)	593,603	2,247,719	(333,481)
NET ASSETS	$4,215,462	$63,488,753	$9,447,845
* Cost of investments in securities	$3,610,163	$58,924,542	$9,433,954
** Cost of short-term investments	$3,000	$1,799,140	$12,000
*** Cost of foreign currencies	$2,630	$102,311	$926
See Accompanying Notes to Financial Statements
17

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2019 (Unaudited) (continued)

	Voya Global Corporate Leaders® 100 Fund	Voya Global Equity Dividend Fund	Voya International High Dividend Low Volatility Fund
Class A
Net assets	$2,253,899	$43,521,676	$4,728,429
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	190,312	3,133,015	488,161
Net asset value and redemption price per share†	$11.84	$13.89	$9.69
Maximum offering price per share (5.75%)(1)	$12.56	$14.74	$10.28
Class C
Net assets	n/a	$10,558,649	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	764,111	n/a
Net asset value and redemption price per share	n/a	$13.82	n/a
Class I
Net assets	$1,961,563	$7,948,812	$4,716,380
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	165,403	571,476	486,830
Net asset value and redemption price per share	$11.86	$13.91	$9.69
Class O
Net assets	n/a	$429,949	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	30,937	n/a
Net asset value and redemption price per share	n/a	$13.90	n/a
Class P3
Net assets	n/a	n/a	$3,036
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$—
Shares outstanding	n/a	n/a	313
Net asset value and redemption price per share	n/a	n/a	$9.70
Class W
Net assets	n/a	$1,029,667	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	66,109	n/a
Net asset value and redemption price per share	n/a	$15.58	n/a

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
18

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2019 (Unaudited)

	Voya Multi-Manager Emerging Markets Equity Fund	Voya Multi-Manager International Equity Fund	Voya Multi-Manager International Factors Fund
ASSETS:
Investments in securities at fair value+*	$403,191,832	$580,102,928	$460,576,420
Short-term investments at fair value**	10,363,170	28,206,943	21,067,820
Cash	41,691	4,662,471	675,878
Cash collateral for futures	—	—	273,136
Foreign currencies at value***	3,669,538	106,552	532,479
Receivables:
Investment securities and currencies sold	2,295,416	2,753,989	—
Fund shares sold	1,112,699	1,067,245	1,320,949
Dividends	583,550	1,674,782	1,498,604
Interest	—	—	98,033
Foreign tax reclaims	5,299	677,763	640,694
Unrealized appreciation on forward foreign currency contracts	117	30,416	58,966
Prepaid expenses	63,291	39,967	36,567
Reimbursement due from manager	45,039	20,603	39,110
Other assets	11,237	14,284	11,195
Total assets	421,382,879	619,357,943	486,829,851
LIABILITIES:
Payable for investment securities and currencies purchased	7,055,291	15,041,167	15,810,824
Payable for fund shares redeemed	238,412	282,650	299,631
Payable upon receipt of securities loaned	3,140,240	262,558	741,987
Unrealized depreciation on forward foreign currency contracts	595	4,159	—
Payable for investment management fees	352,634	389,092	216,091
Payable for distribution and shareholder service fees	7,679	—	—
Payable to trustees under the deferred compensation plan (Note 6)	11,237	14,284	11,195
Payable for trustee fees	1,851	2,549	1,927
Payable for borrowings against line of credit	1,467,000	—	—
Other accrued expenses and liabilities	556,609	247,354	257,995
Total liabilities	12,831,548	16,243,813	17,339,650
NET ASSETS	$408,551,331	$603,114,130	$469,490,201
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$374,733,152	$555,320,061	$461,604,835
Total distributable earnings	33,818,179	47,794,069	7,885,366
NET ASSETS	$408,551,331	$603,114,130	$469,490,201
+ Including securities loaned at value	$3,041,092	$251,938	$705,076
* Cost of investments in securities	$368,698,289	$529,211,612	$451,571,322
** Cost of short-term investments	$10,363,170	$28,206,943	$21,067,820
*** Cost of foreign currencies	$3,669,248	$106,557	$532,147
See Accompanying Notes to Financial Statements
19

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2019 (Unaudited) (continued)

	Voya Multi-Manager Emerging Markets Equity Fund	Voya Multi-Manager International Equity Fund	Voya Multi-Manager International Factors Fund
Class A
Net assets	$23,834,335	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	1,939,406	n/a	n/a
Net asset value and redemption price per share	$12.29	n/a	n/a
Maximum offering price per share (5.75%)(1)	$13.04	n/a	n/a
Class C
Net assets	$3,282,062	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	268,371	n/a	n/a
Net asset value and redemption price per share	$12.23	n/a	n/a
Class I
Net assets	$311,127,617	$591,407,485	$397,301,677
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	25,279,456	51,924,432	42,021,598
Net asset value and redemption price per share	$12.31	$11.39	$9.45
Class P
Net assets	$3,153	$3,147	$3,068
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	256	276	324
Net asset value and redemption price per share	$12.33	$11.40	$9.48
Class P3
Net assets	$7,601,062	$11,703,498	$11,659,001
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	611,042	1,018,349	1,224,187
Net asset value and redemption price per share	$12.44	$11.49	$9.52
Class R
Net assets	$125,378	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	10,176	n/a	n/a
Net asset value and redemption price per share	$12.32	n/a	n/a
Class W
Net assets	$62,577,724	n/a	$60,526,455
Shares authorized	unlimited	n/a	unlimited
Par value	$—	n/a	$—
Shares outstanding	5,092,069	n/a	6,402,646
Net asset value and redemption price per share	$12.29	n/a	$9.45

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
20

STATEMENTS OF OPERATIONS for the six months ended April 30, 2019 (Unaudited)

	Voya Global Corporate Leaders® 100 Fund	Voya Global Equity Dividend Fund	Voya International High Dividend Low Volatility Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$58,140	$948,581	$177,595
Securities lending income, net	106	603	8
Total investment income	58,246	949,184	177,603
EXPENSES:
Investment management fees	9,746	248,407	22,527
Distribution and shareholder service fees:
Class A	2,605	51,890	5,652
Class C	—	56,702	—
Class O	—	499	—
Transfer agent fees:
Class A	670	35,195	278
Class C	—	9,603	—
Class I	53	2,031	2,470
Class O	—	338	—
Class P3	—	—	3
Class W	—	830	—
Shareholder reporting expense	91	6,335	362
Registration fees	14,502	36,644	17,556
Professional fees	4,590	11,419	6,300
Custody and accounting expense	7,597	26,080	10,926
Trustee fees	79	1,252	182
License fee	390	—	—
Miscellaneous expense	1,683	5,514	3,910
Interest expense	9	—	8
Total expenses	42,015	492,739	70,174
Waived and reimbursed fees	(27,774)	(72,472)	(36,593)
Net expenses	14,241	420,267	33,581
Net investment income	44,005	528,917	144,022
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	33,821	840,957	(265,887)
Foreign currency related transactions	(439)	2,617	(252)
Net realized gain (loss)	33,382	843,574	(266,139)
Net change in unrealized appreciation (depreciation) on:
Investments	275,679	2,367,365	564,829
Foreign currency related transactions	(39)	2,320	(323)
Net change in unrealized appreciation (depreciation)	275,640	2,369,685	564,506
Net realized and unrealized gain	309,022	3,213,259	298,367
Increase in net assets resulting from operations	$353,027	$3,742,176	$442,389
* Foreign taxes withheld	$3,378	$52,682	$27,219
See Accompanying Notes to Financial Statements
21

STATEMENTS OF OPERATIONS for the six months ended April 30, 2019 (Unaudited)

	Voya Multi-Manager Emerging Markets Equity Fund	Voya Multi-Manager International Equity Fund	Voya Multi-Manager International Factors Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,755,338	$6,218,130	$6,315,860
Interest, net of foreign taxes withheld*	26,677	—	11,696
Securities lending income, net	52,834	21,409	5,504
Other	—	—	89,462
Total investment income	2,834,849	6,239,539	6,422,522
EXPENSES:
Investment management fees	2,019,633	2,149,006	1,242,295
Distribution and shareholder service fees:
Class A	28,002	—	—
Class C	16,701	—	—
Class R	278	—	—
Transfer agent fees:
Class A	23,791	—	—
Class C	3,546	—	—
Class I	10,189	1,092	1,836
Class P	3	5	5
Class P3	259	74	74
Class R	118	—	—
Class W	63,174	—	49,063
Shareholder reporting expense	12,632	5,502	10,290
Registration fees	48,265	23,884	28,739
Professional fees	48,810	54,620	44,946
Custody and accounting expense	299,590	228,110	209,709
Trustee fees	7,405	10,197	7,708
License fee	—	—	29,835
Miscellaneous expense	9,154	11,878	13,421
Interest expense	3,608	324	2,077
Total expenses	2,595,158	2,484,692	1,639,998
Waived and reimbursed fees	(271,479)	(60,665)	(226,841)
Brokerage commission recapture	(338)	(782)	—
Net expenses	2,323,341	2,423,245	1,413,157
Net investment income	511,508	3,816,294	5,009,365
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Peruvian capital gains tax withheld^)	3,162,798	(2,594,761)	(2,099,453)
Forward foreign currency contracts	1,367	13,129	(5,221)
Foreign currency related transactions	(57,250)	16,425	(200,695)
Futures	(6,749)	—	117,609
Net realized gain (loss)	3,100,166	(2,565,207)	(2,187,760)
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#) (net of Peruvian capital gains tax accrued##)	51,721,816	48,151,781	20,648,946
Forward foreign currency contracts	(438)	26,405	58,970
Foreign currency related transactions	4,993	(44,663)	(108,835)
Futures	—	—	156,765
Net change in unrealized appreciation (depreciation)	51,726,371	48,133,523	20,755,846
Net realized and unrealized gain	54,826,537	45,568,316	18,568,086
Increase in net assets resulting from operations	$55,338,045	$49,384,610	$23,577,451
* Foreign taxes withheld	$357,540	$884,836	$690,520
# Foreign taxes accrued on Indian investments	$222,845	$19,313	$—
^ Foreign taxes on sale of Peruvian investments	$22,149	$—	$—
## Foreign taxes accrued on Peruvian investments	$61,948	$—	$—
See Accompanying Notes to Financial Statements
22

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Corporate Leaders® 100 Fund		Voya Global Equity Dividend Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
FROM OPERATIONS:
Net investment income	$44,005	$84,458	$528,917	$1,269,749
Net realized gain	33,382	76,034	843,574	3,025,154
Net change in unrealized appreciation (depreciation)	275,640	(218,827)	2,369,685	(5,722,630)
Increase (decrease) in net assets resulting from operations	353,027	(58,335)	3,742,176	(1,427,727)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(107,486)	(74,569)	(2,214,154)	(641,738)
Class C	—	—	(580,974)	(153,730)
Class I	(98,013)	(70,090)	(433,730)	(209,366)
Class O	—	—	(19,822)	(233,192)
Class W	—	—	(48,664)	(23,797)
Total distributions	(205,499)	(144,659)	(3,297,344)	(1,261,823)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	13,675	208,711	2,483,513	17,206,262
Reinvestment of distributions	205,469	144,659	2,777,120	825,332
	219,144	353,370	5,260,633	18,031,594
Cost of shares redeemed	(38,883)	(96,289)	(7,757,000)	(28,982,382)
Net increase (decrease) in net assets resulting from capital share transactions	180,261	257,081	(2,496,367)	(10,950,788)
Net increase (decrease) in net assets	327,789	54,087	(2,051,535)	(13,640,338)
NET ASSETS:
Beginning of year or period	3,887,673	3,833,586	65,540,288	79,180,626
End of year or period	$4,215,462	$3,887,673	$63,488,753	$65,540,288
See Accompanying Notes to Financial Statements
23

STATEMENTS OF CHANGES IN NET ASSETS

	Voya International High Dividend Low Volatility Fund		Voya Multi-Manager Emerging Markets Equity Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
FROM OPERATIONS:
Net investment income	$144,022	$288,205	$511,508	$3,475,418
Net realized gain (loss)	(266,139)	670,643	3,100,166	20,289,746
Net change in unrealized appreciation (depreciation)	564,506	(1,621,068)	51,726,371	(95,695,069)
Increase (decrease) in net assets resulting from operations	442,389	(662,220)	55,338,045	(71,929,905)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(377,984)	(370,852)	(122,663)	(319,843)
Class C	—	—	—	(19,638)
Class I	(381,865)	(389,593)	(2,640,753)	(3,007,576)
Class P3	(14)	—	(36,027)	—
Class R	—	—	(428)	(905)
Class W	—	—	(506,565)	(876,676)
Total distributions	(759,863)	(760,445)	(3,306,436)	(4,224,638)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	92,579	108,437	69,904,290	210,392,822
Reinvestment of distributions	759,863	760,445	3,298,666	4,197,708
	852,442	868,882	73,202,956	214,590,530
Cost of shares redeemed	(20,248)	(91,446)	(72,055,488)	(97,244,816)
Net increase in net assets resulting from capital share transactions	832,194	777,436	1,147,468	117,345,714
Net increase (decrease) in net assets	514,720	(645,229)	53,179,077	41,191,171
NET ASSETS:
Beginning of year or period	8,933,125	9,578,354	355,372,254	314,181,083
End of year or period	$9,447,845	$8,933,125	$408,551,331	$355,372,254
See Accompanying Notes to Financial Statements
24

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Multi-Manager International Equity Fund		Voya Multi-Manager International Factors Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
FROM OPERATIONS:
Net investment income	$3,816,294	$7,095,356	$5,009,365	$9,246,692
Net realized gain (loss)	(2,565,207)	18,867,652	(2,187,760)	17,471,570
Net change in unrealized appreciation (depreciation)	48,133,523	(71,665,451)	20,755,846	(59,213,266)
Increase (decrease) in net assets resulting from operations	49,384,610	(45,702,443)	23,577,451	(32,495,004)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class I	(25,678,527)	(11,581,280)	(21,511,340)	(19,548,257)
Class P3	(275,950)	—	(363,638)	—
Class W	—	—	(3,773,220)	(3,763,303)
Total distributions	(25,954,477)	(11,581,280)	(25,648,198)	(23,311,560)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	132,865,868	127,699,280	117,728,589	109,198,502
Reinvestment of distributions	25,940,983	11,581,280	25,648,198	23,310,874
	158,806,851	139,280,560	143,376,787	132,509,376
Cost of shares redeemed	(76,639,866)	(98,901,436)	(59,394,166)	(84,130,269)
Net increase in net assets resulting from capital share transactions	82,166,985	40,379,124	83,982,621	48,379,107
Net increase (decrease) in net assets	105,597,118	(16,904,599)	81,911,874	(7,427,457)
NET ASSETS:
Beginning of year or period	497,517,012	514,421,611	387,578,327	395,005,784
End of year or period	$603,114,130	$497,517,012	$469,490,201	$387,578,327
See Accompanying Notes to Financial Statements
25

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Corporate Leaders® 100 Fund
Class A
04-30-19+	11.47	0.12•	0.84	0.96	0.27	0.32	—	0.59	—	11.84	9.03	2.30	0.88	0.88	2.11	2,254	18
10-31-18	12.07	0.23	(0.39)	(0.16)	0.22	0.22	—	0.44	—	11.47	(1.47)	2.74	0.84	0.84	1.99	2,074	22
12-06-16(4) - 10-31-17	10.00	0.21•	1.87	2.08	0.01	—	—	0.01	—	12.07	20.88	3.56	0.81	0.81	2.05	2,016	18
Class I
04-30-19+	11.50	0.13•	0.86	0.99	0.31	0.32	—	0.63	—	11.86	9.26	1.99	0.56	0.56	2.42	1,962	18
10-31-18	12.10	0.27	(0.41)	(0.14)	0.24	0.22	—	0.46	—	11.50	(1.24)	2.46	0.56	0.56	2.26	1,814	22
12-06-16(4) - 10-31-17	10.00	0.23•	1.89	2.12	0.02	—	—	0.02	—	12.10	21.20	3.31	0.56	0.56	2.29	1,818	18
Voya Global Equity Dividend Fund
Class A
04-30-19+	13.81	0.12•	0.68	0.80	0.15	0.57	—	0.72	—	13.89	6.30	1.50	1.25	1.25	1.81	43,522	19
10-31-18	14.41	0.26•	(0.60)	(0.34)	0.26	—	—	0.26	—	13.81	(2.39)	1.47	1.25	1.25	1.76	43,222	33
10-31-17	12.46	0.26	2.00	2.26	0.31	—	—	0.31	—	14.41	18.32	1.49	1.25	1.25	1.93	37,260	29
10-31-16	12.74	0.29	(0.27)	0.02	0.30	—	—	0.30	—	12.46	0.22	1.50	1.25	1.25	2.31	33,764	29
10-31-15	13.41	0.27	(0.67)	(0.40)	0.27	—	—	0.27	—	12.74	(2.99)(a)	1.54	1.25	1.25	2.01	40,159	25
10-31-14	12.92	0.37	0.48	0.85	0.36	—	—	0.36	—	13.41	6.60	1.46	1.27	1.27	2.75	29,971	40
Class C
04-30-19+	13.73	0.07•	0.67	0.74	0.08	0.57	—	0.65	—	13.82	5.87	2.25	2.00	2.00	1.02	10,559	19
10-31-18	14.32	0.15	(0.58)	(0.43)	0.16	—	—	0.16	—	13.73	(3.07)	2.22	2.00	2.00	1.02	12,686	33
10-31-17	12.38	0.17	1.98	2.15	0.21	—	—	0.21	—	14.32	17.44	2.24	2.00	2.00	1.21	16,541	29
10-31-16	12.66	0.19	(0.26)	(0.07)	0.21	—	—	0.21	—	12.38	(0.53)	2.25	2.00	2.00	1.55	21,851	29
10-31-15	13.32	0.17	(0.66)	(0.49)	0.17	—	—	0.17	—	12.66	(3.72)(a)	2.29	2.00	2.00	1.26	25,594	25
10-31-14	12.84	0.27	0.48	0.75	0.27	—	—	0.27	—	13.32	5.78	2.21	2.02	2.02	2.00	18,079	40
Class I
04-30-19+	13.83	0.14•	0.68	0.82	0.17	0.57	—	0.74	—	13.91	6.45	1.13	1.00	1.00	2.05	7,949	19
10-31-18	14.43	0.30	(0.60)	(0.30)	0.30	—	—	0.30	—	13.83	(2.15)	1.10	1.00	1.00	2.05	8,178	33
10-31-17	12.47	0.30	2.01	2.31	0.35	—	—	0.35	—	14.43	18.66	1.10	1.00	1.00	2.17	10,474	29
10-31-16	12.75	0.31	(0.26)	0.05	0.33	—	—	0.33	—	12.47	0.47	1.10	1.00	1.00	2.55	8,598	29
10-31-15	13.43	0.30	(0.67)	(0.37)	0.31	—	—	0.31	—	12.75	(2.80)(a)	1.14	1.00	1.00	2.24	9,447	25
10-31-14	12.94	0.39	0.50	0.89	0.40	—	—	0.40	—	13.43	6.85	1.11	1.00	1.00	2.86	5,994	40
See Accompanying Notes to Financial Statements
26

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Equity Dividend Fund (continued)
Class O
04-30-19+	13.77	0.12•	0.68	0.80	0.10	0.57	—	0.67	—	13.90	6.30	1.50	1.25	1.25	1.81	430	19
10-31-18	14.38	0.27•	(0.62)	(0.35)	0.26	—	—	0.26	—	13.77	(2.47)	1.47	1.25	1.25	1.87	412	33
10-31-17	12.43	0.26	2.00	2.26	0.31	—	—	0.31	—	14.38	18.36	1.49	1.25	1.25	1.93	13,612	29
10-31-16	12.71	0.28	(0.26)	0.02	0.30	—	—	0.30	—	12.43	0.22	1.50	1.25	1.25	2.30	12,340	29
10-31-15	13.38	0.27	(0.67)	(0.40)	0.27	—	—	0.27	—	12.71	(3.02)(a)	1.54	1.25	1.25	2.05	13,308	25
10-31-14	12.90	0.37	0.48	0.85	0.37	—	—	0.37	—	13.38	6.54	1.46	1.27	1.27	2.73	15,343	40
Class W
04-30-19+	15.40	0.15•	0.77	0.92	0.17	0.57	—	0.74	—	15.58	6.44	1.25	1.00	1.00	2.06	1,030	19
10-31-18	16.03	0.33•	(0.66)	(0.33)	0.30	—	—	0.30	—	15.40	(2.13)	1.22	1.00	1.00	2.05	1,043	33
10-31-17	13.82	0.33	2.23	2.56	0.35	—	—	0.35	—	16.03	18.64	1.24	1.00	1.00	2.22	1,293	29
10-31-16	14.09	0.34	(0.28)	0.06	0.33	—	—	0.33	—	13.82	0.49	1.25	1.00	1.00	2.53	1,144	29
10-31-15	14.80	0.34	(0.75)	(0.41)	0.30	—	—	0.30	—	14.09	(2.76)(a)	1.29	1.00	1.00	2.29	1,181	25
10-31-14	14.23	0.44	0.53	0.97	0.40	—	—	0.40	—	14.80	6.81	1.21	1.02	1.02	3.00	1,275	40
Voya International High Dividend Low Volatility Fund
Class A
04-30-19+	10.10	0.15•	0.28	0.43	0.11	0.73	—	0.84	—	9.69	4.87	1.63	0.87	0.87	3.07	4,728	38
10-31-18	11.73	0.32	(1.06)	(0.74)	0.58	0.31	—	0.89	—	10.10	(6.95)	1.72	0.85	0.85	2.85	4,470	129
12-06-16(4) - 10-31-17	10.00	0.24•	1.51	1.75	0.02	—	—	0.02	—	11.73	17.49	2.20	0.85	0.85	2.41	4,847	35
Class I
04-30-19+	10.10	0.16•	0.29	0.45	0.13	0.73	—	0.86	—	9.69	5.04	1.48	0.62	0.62	3.33	4,716	38
10-31-18	11.76	0.35	(1.07)	(0.72)	0.63	0.31	—	0.94	—	10.10	(6.80)	1.57	0.60	0.60	3.10	4,463	129
12-06-16(4) - 10-31-17	10.00	0.26•	1.52	1.78	0.02	—	—	0.02	—	11.76	17.81	2.03	0.60	0.60	2.66	4,732	35
Class P3
02-28-19(4) - 04-30-19+	9.63	0.10•	0.02	0.12	0.05	—	—	0.05	—	9.70	1.21	2.03	0.00*	0.00*	6.33	3	38
Voya Multi-Manager Emerging Markets Equity Fund
Class A
04-30-19+	10.64	(0.00)*	1.71	1.71	0.06	—	—	0.06	—	12.29	16.17	1.80	1.58	1.58	(0.04)	23,834	32
10-31-18	13.17	0.09	(2.48)	(2.39)	0.14	—	—	0.14	—	10.64	(18.31)	1.77	1.57	1.57	0.60	21,470	53
10-31-17	10.00	0.07	3.16	3.25	0.08	—	—	0.08	—	13.17	32.77	1.80	1.59	1.59	0.56	29,254	51
10-31-16	9.33	0.08	0.69	0.77	0.10	—	—	0.10	—	10.00	8.41	1.90	1.59	1.59	0.73	23,604	47
10-31-15	11.55	0.09	(2.19)	(2.10)	0.12	—	—	0.12	—	9.33	(18.30)(b)	1.82	1.60	1.60	0.78	25,071	74
10-31-14	11.76	0.12	(0.24)	(0.12)	0.09	—	—	0.09	—	11.55	(1.00)	1.83	1.60	1.60	0.91	35,004	68
See Accompanying Notes to Financial Statements
27

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager Emerging Markets Equity Fund (continued)
Class C
04-30-19+	10.56	(0.04)•	1.71	1.67	—	—	—	—	—	12.23	15.81	2.55	2.33	2.33	(0.78)	3,282	32
10-31-18	13.09	(0.02)	(2.45)	(2.47)	0.06	—	—	0.06	—	10.56	(18.97)	2.52	2.32	2.32	(0.18)	3,581	53
10-31-17	9.94	(0.03)•	3.18	3.15	0.00*	—	—	0.00*	—	13.09	31.74	2.55	2.34	2.34	(0.27)	4,419	51
10-31-16	9.26	0.01	0.70	0.71	0.03	—	—	0.03	—	9.94	7.69	2.65	2.34	2.34	(0.03)	4,205	47
10-31-15	11.44	0.00*•	(2.17)	(2.17)	0.01	—	—	0.01	—	9.26	(18.96)(b)	2.57	2.35	2.35	0.02	4,420	74
10-31-14	11.65	0.02•	(0.23)	(0.21)	0.00*	—	—	0.00*	—	11.44	(1.77)	2.58	2.35	2.35	0.15	6,884	68
Class I
04-30-19+	10.68	0.02•	1.72	1.74	0.11	—	—	0.11	—	12.31	16.41	1.34	1.23	1.23	0.31	311,128	32
10-31-18	13.22	0.14•	(2.49)	(2.35)	0.19	—	—	0.19	—	10.68	(18.06)	1.32	1.22	1.22	1.11	269,739	53
10-31-17	10.04	0.11	3.18	3.29	0.11	—	—	0.11	—	13.22	33.22	1.33	1.24	1.24	0.96	215,037	51
10-31-16	9.36	0.10	0.71	0.81	0.13	—	—	0.13	—	10.04	8.89	1.35	1.24	1.24	1.05	166,301	47
10-31-15	11.61	0.12•	(2.20)	(2.08)	0.17	—	—	0.17	—	9.36	(18.06)(b)	1.34	1.25	1.25	1.14	199,847	74
10-31-14	11.82	0.15	(0.23)	(0.08)	0.13	—	—	0.13	—	11.61	(0.64)	1.30	1.25	1.25	1.22	169,635	68
Class P
02-28-19(4) - 04-30-19+	12.00	0.03•	0.30	0.33	—	—	—	—	—	12.33	5.12	1.99	0.15	0.15	1.25	3	32
Class P3
04-30-19+	10.73	0.09•	1.73	1.82	0.11	—	—	0.11	—	12.44	17.09	1.34	0.00*	0.00*	1.54	7,601	32
06-01-18(4) - 10-31-18	12.95	0.15•	(2.37)	(2.22)	—	—	—	—	—	10.73	(17.14)	1.31	0.00*	0.00*	2.98	3,456	53
Class R
04-30-19+	10.66	(0.02)	1.72	1.70	0.04	—	—	0.04	—	12.32	16.05	2.05	1.83	1.83	(0.28)	125	32
10-31-18	13.20	0.04	(2.46)	(2.42)	0.12	—	—	0.12	—	10.66	(18.51)	2.02	1.82	1.82	0.39	101	53
10-31-17	10.03	0.04	3.19	3.23	0.06	—	—	0.06	—	13.20	32.44	2.05	1.84	1.84	0.34	103	51
10-31-16	9.28	0.07•	0.68	0.75	—	—	—	—	—	10.03	8.08	2.15	1.84	1.84	0.81	71	47
10-31-15	11.48	0.06•	(2.17)	(2.11)	0.09	—	—	0.09	—	9.28	(18.49)(b)	2.07	1.85	1.85	0.60	6	74
10-31-14	11.75	0.08	(0.23)	(0.15)	0.12	—	—	0.12	—	11.48	(1.25)	2.08	1.85	1.85	0.73	29	68
Class W
04-30-19+	10.66	0.01	1.72	1.73	0.10	—	—	0.10	—	12.29	16.32	1.55	1.33	1.33	0.21	62,578	32
10-31-18	13.19	0.10	(2.46)	(2.36)	0.17	—	—	0.17	—	10.66	(18.10)	1.52	1.32	1.32	0.86	57,026	53
10-31-17	10.02	0.10	3.17	3.27	0.10	—	—	0.10	—	13.19	33.06	1.55	1.34	1.34	0.85	65,369	51
10-31-16	9.34	0.09	0.71	0.80	0.12	—	—	0.12	—	10.02	8.75	1.65	1.34	1.34	1.03	27,824	47
10-31-15	11.58	0.12•	(2.20)	(2.08)	0.16	—	—	0.16	—	9.34	(18.09)(b)	1.57	1.35	1.35	1.16	22,938	74
10-31-14	11.80	0.16•	(0.25)	(0.09)	0.13	—	—	0.13	—	11.58	(0.76)	1.58	1.35	1.35	1.36	31,560	68
See Accompanying Notes to Financial Statements
28

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager International Equity Fund
Class I
04-30-19+	10.98	0.08•	0.91	0.99	0.18	0.40	—	0.58	—	11.39	9.76	0.98	0.97	0.97	1.49	591,407	28
10-31-18	12.32	0.16	(1.22)	(1.06)	0.21	0.07	—	0.28	—	10.98	(8.83)	0.97	0.97	0.97	1.36	492,439	45
10-31-17	10.29	0.17	2.05	2.22	0.19	—	—	0.19	—	12.32	21.93	0.98	0.96	0.96	1.42	514,422	143
10-31-16	10.87	0.17	(0.51)	(0.34)	0.14	0.10	—	0.24	—	10.29	(3.14)	0.96	0.94	0.94	1.61	514,051	39
10-31-15	11.67	0.15	(0.24)	(0.09)	0.26	0.45	—	0.71	—	10.87	(0.45)	0.98	0.96	0.96	1.34	538,662	66
10-31-14	11.88	0.26•	(0.34)	(0.08)	0.12	0.01	—	0.13	—	11.67	(0.61)	0.99	0.97	0.97	2.18	485,230	45
Class P
02-28-19(4) - 04-30-19+	11.00	0.08•	0.32	0.40	—	—	—	—	—	11.40	4.88	2.00	0.15	0.15	4.22	3	28
Class P3
04-30-19+	11.03	0.14•	0.90	1.04	0.18	0.40	—	0.58	—	11.49	10.18	0.98	0.00*	0.00*	2.71	11,703	28
06-01-18(4) - 10-31-18	12.35	0.09•	(1.41)	(1.32)	—	—	—	—	—	11.03	(10.69)	0.97	0.00*	0.00*	1.85	5,078	45
Voya Multi-Manager International Factors Fund
Class I
04-30-19+	9.57	0.12•	0.41	0.53	0.26	0.39	—	0.65	—	9.45	6.12	0.83	0.75	0.75	2.60	397,302	25
10-31-18	11.06	0.24	(1.08)	(0.84)	0.33	0.32	—	0.65	—	9.57	(8.02)	0.84	0.75	0.75	2.31	326,126	55
10-31-17	9.07	0.20	1.93	2.13	0.14	—	—	0.14	—	11.06	23.83	0.86	0.79	0.79	1.95	331,871	213
10-31-16	9.59	0.13	(0.41)	(0.28)	0.10	0.14	—	0.24	—	9.07	(2.87)	0.96	0.95	0.95	1.37	308,486	84
10-31-15	11.00	0.12•	0.03	0.15	0.10	1.46	—	1.56	—	9.59	2.10	0.97	0.95	0.95	1.20	330,601	85
10-31-14	11.10	0.11•	0.07	0.18	0.25	0.03	—	0.28	—	11.00	1.68	1.04	0.95	0.95	1.00	261,963	93
Class P
02-28-19(4) - 04-30-19+	9.00	0.07•	0.41	0.48	—	—	—	—	—	9.48	2.27	1.49	0.15	0.15	4.13	3	25
Class P3
04-30-19+	9.60	0.16•	0.41	0.57	0.26	0.39	—	0.65	—	9.52	6.54	0.83	0.00*	0.00*	3.50	11,659	25
06-01-18(4) - 10-31-18	10.66	0.10•	(1.16)	(1.06)	—	—	—	—	—	9.60	(9.94)	0.84	0.00*	0.00*	2.27	5,242	55
Class W
04-30-19+	9.57	0.12•	0.41	0.53	0.26	0.39	—	0.65	—	9.45	6.12	1.00	0.75	0.75	2.61	60,526	25
10-31-18	11.05	0.24	(1.07)	(0.83)	0.33	0.32	—	0.65	—	9.57	(7.93)	0.96	0.75	0.75	2.29	56,210	55
10-31-17	9.07	0.20	1.92	2.12	0.14	—	—	0.14	—	11.05	23.71	0.97	0.79	0.79	2.16	63,135	213
10-31-16	9.59	0.12•	(0.40)	(0.28)	0.10	0.14	—	0.24	—	9.07	(2.88)	1.19	0.95	0.95	1.37	26,176	84
10-31-15	11.00	0.12•	0.03	0.15	0.10	1.46	—	1.56	—	9.59	2.10	1.10	0.95	0.95	1.26	21,495	85
10-31-14	11.09	0.12•	0.07	0.19	0.25	0.03	—	0.28	—	11.00	1.77	1.04	0.95	0.95	1.06	29,662	93

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

See Accompanying Notes to Financial Statements
29

Financial Highlights (continued)

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, total return for Voya Global Equity Dividend Fund would have been (3.88)%, (4.59)%, (3.67)%, (3.89)% and (3.62)% for Classes A, C, I, O and W, respectively.

(b)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, total return for Voya Multi-Manager Emerging Markets Equity Fund would have been (18.57)%, (19.23)%, (18.33)%, (18.76)% and (18.36)% for Classes A, C, I, R and W, respectively.

+
Unaudited.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
30

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited)

NOTE 1 —  ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are sixteen separate active investment series, six of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Global Corporate Leaders® 100 Fund (“Global Corporate Leaders® 100”), Voya Global Equity Dividend Fund (“Global Equity Dividend”), Voya International High Dividend Low Volatility Fund (“International High Dividend Low Volatility”), Voya Multi-Manager Emerging Markets Equity Fund (“Multi-Manager Emerging Markets Equity”), Voya Multi-Manager International Equity Fund (“Multi-Manager International Equity”) and Voya Multi-Manager International Factors Fund (“Multi-Manager International Factors”). Each Fund is a diversified series of the Trust.
Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I, Class O, Class R, Class P, Class P3 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to Global Corporate Leaders® 100 and International High Dividend Low Volatility. Voya IM also serves as the sub-adviser to a sleeve for Multi-Manager International Factors. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

31

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under

32

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included within the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.

33

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of April 30, 2019, the maximum amount of loss that Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors would incur if the counterparty to its derivative

34

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

transactions failed to perform would be $117, $30,416 and $58,966, respectively, on open forward foreign currency contracts. No cash collateral was pledged by any counterparty to each respective Fund as of April 30, 2019.
The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and/or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.
Multi-Manager Emerging Markets Equity and Multi-Manager International Equity had a liability position of  $595 and $4,159, respectively, on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of April 30, 2019, the Fund could have been required to pay this amount in cash to its counterparties. The Funds did not post any cash collateral as of April 30, 2019.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors used forward foreign currency contracts primarily to protect its non-U.S. dollar denominated holdings from adverse currency movements. During the period ended April 30, 2019, the Funds had an average contract amount on forward foreign currency contracts to buy and sell as disclosed below.
	Buy	Sell
Multi-Manager Emerging Markets Equity	$697,506	$405,919
Multi-Manager International Equity	4,733,685	805,480
Multi-Manager International Factors	7,796,789	—
Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at April 30, 2019 for Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors, respectively.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended April 30, 2019, Multi-Manager Emerging Markets Equity and Multi-Manager International Factors had purchased futures contracts on equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the

35

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the period ended April 30, 2019, Multi-Manager Emerging Markets Equity and Multi-Manager International Factors had an average notional value on futures contracts purchased as disclosed below.
Purchased
Multi-Manager Emerging Markets Equity	$1,748,500
Multi-Manager International Factors	3,158,173
Please refer to the table within the Portfolio of Investments for Multi-Manager International Factors for open futures contracts at April 30, 2019. There were no open futures contracts for Multi-Manager Emerging Markets Equity at April 30, 2019.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends and capital gain distributions, if any, annually (except for Global Equity Dividend and International High Dividend Low Volatility, which pay dividends, if any, quarterly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain

36

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended April 30, 2019, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Global Corporate Leaders® 100	$715,309	$719,949
Global Equity Dividend	11,454,709	14,808,280
International High Dividend Low Volatility	3,616,902	3,469,270
Multi-Manager Emerging Markets Equity	123,428,356	116,382,692
Multi-Manager International Equity	214,173,302	138,161,850
Multi-Manager International Factors	159,555,347	95,891,293
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Board approved a change to reflect that Voya Investments, the Investment Adviser to Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors, may, from time to time, directly manage a portion of each Fund’s investment portfolio. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. Effective February 28, 2019, the Investment Adviser is contractually obligated to waive the management fee for Class P shares of Multi-Manager Emerging Markets Equity, Multi-Manager International Equity, and Multi-Manager International Factors. These waivers are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
Fund	As a Percentage of Average Daily Net Assets
Global Corporate Leaders® 100	0.50%
Global Equity Dividend	0.80% on the first $500 million; 0.78% on the next $500 million; and 0.76% thereafter
International High Dividend Low Volatility	0.50%
Multi-Manager Emerging Markets Equity(1)	1.10%
Multi-Manager International Equity	0.85%
Multi-Manager International Factors	0.65%

(1)
Effective March 1, 2019, the Investment Adviser has contractually agreed to waive 0.016% of the management fee for Multi-Manager Emerging Markets Equity. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board. This waiver replaces the management fee waiver in connection with the sub-advisory fee reduction.

The Investment Adviser contractually agreed to waive a portion of the management fee for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity. The waivers were effective in connection with a sub-advisory fee reduction that occurred on July 1, 2015 and July 1, 2013 for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity, respectively. The waivers were calculated as follows: waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. For the period ended April 30, 2019, the Investment Adviser waived $23,729 and $0 in management fees for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity, respectively, based on the sub-advisory fee reductions. Effective March 1, 2019, the Investment Adviser is no longer obligated to waive a portion of the management fee for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity based on the sub-advisory fee reductions. The termination of these obligations were approved by the Board and for Multi-Manager Emerging Markets Equity, replaced with a management fee waiver.
The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each respective Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows (*denotes an affiliated sub-adviser):

37

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Fund	Sub-Adviser
Global Corporate Leaders® 100	Voya IM*
Global Equity Dividend	NNIP Advisors B.V.
International High Dividend Low Volatility	Voya IM*
Multi-Manager Emerging Markets Equity	J.P. Morgan Investment Management Inc., Delaware Investments Fund Advisers, Van Eck Associates Corporation and Voya IM*(1)
Multi-Manager International Equity	Baillie Gifford Overseas Limited, Lazard Asset Management LLC, Polaris Capital Management, LLC and Wellington Management Company LLP
Multi-Manager International Factors	PanAgora Asset Management, Inc. and Voya IM*

(1)
Effective April 9, 2019, Voya IM began managing a portion of the Fund’s assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds, except Class I, Class P, Class P3 and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
	Class A	Class C	Class O	Class R
Global Corporate Leaders® 100	0.25%	N/A	N/A	N/A
Global Equity Dividend	0.25%	1.00%	0.25%	N/A
International High Dividend Low Volatility	0.25%	N/A	N/A	N/A
Multi-Manager Emerging Markets Equity	0.25%	1.00%	N/A	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2019, the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Global Corporate Leaders® 100	$17	$—
Global Equity Dividend	517	—
International High Dividend Low Volatility	194	—
Multi-Manager Emerging Markets Equity	267	—
Contingent Deferred Sales Charges:
Global Equity Dividend	$418	$45
Multi-Manager Emerging Markets Equity	574	75
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At April 30, 2019, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/ Affiliated Investment Company	Fund	Percentage
Voya Global Diversified Payment Fund	Multi-Manager Emerging Markets Equity	7.75%
	Multi-Manager International Factors	13.49
Voya Investment Management Co. LLC	Global Corporate Leaders® 100	92.75
	International High Dividend Low Volatility	97.37
Voya Solution 2025 Portfolio	Multi-Manager Emerging Markets Equity	6.92
	Multi-Manager International Equity	5.38
	Multi-Manager International Factors	17.34
Voya Solution 2035 Portfolio	Multi-Manager Emerging Markets Equity	12.27
	Multi-Manager International Equity	13.91
	Multi-Manager International Factors	17.83
Voya Solution 2045 Portfolio	Multi-Manager Emerging Markets Equity	10.76
	Multi-Manager International Equity	14.61
	Multi-Manager International Factors	12.07
Voya Solution 2055 Portfolio	Multi-Manager International Equity	5.44
Voya Solution Income Portfolio	Multi-Manager International Factors	5.11
Voya Solution Moderately Aggressive Portfolio	Multi-Manager Emerging Markets Equity	7.54
	Multi-Manager International Equity	8.19
	Multi-Manager International Factors	5.26
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

38

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

The Investment Adviser may request that the Funds’ sub-advisers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — LICENSING FEE
Global Corporate Leaders® 100 pays an annual licensing fee to S&P Opco, LLC and Multi-Manager International Factors pays an annual licensing fee to FTSE International Limited.
NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES
At April 30, 2019, the below Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expense	Amount
Global Corporate Leaders® 100	Audit	$4,349
	Custody	5,223
	SEC Registration	986
Global Equity Dividend	Audit	13,053
	Custody	20,695
	Transfer Agent	33,643
International High Dividend Low Volatility	Audit	9,354
	Custody	8,612
	Miscellaneous	4,077
NOTE 9 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Fund	Class A	Class C	Class I	Class O	Class P	Class P3	Class R	Class W
Global Corporate Leaders® 100	0.91%	N/A	0.56%	N/A	N/A	N/A	N/A	N/A
Global Equity Dividend	1.40%	2.15%	1.15%	1.40%	N/A	N/A	N/A	1.15%
International High Dividend Low Volatility(1)	0.90%	N/A	0.65%	N/A	N/A	0.00%	N/A	N/A
Multi-Manager Emerging Markets Equity	1.60%	2.35%	1.35%	N/A	0.15%	0.00%	1.85%	1.35%
Multi-Manager International Equity	N/A	N/A	0.97%	N/A	0.15%	0.00%	N/A	N/A
Multi-Manager International Factors	N/A	N/A	0.75%	N/A	0.15%	0.00%	N/A	0.75%

(1)
Prior to March 1, 2019, the expense limits for International High Dividend Low Volatility were 0.85% and 0.60% for Class A and Class I, respectively.

Pursuant to side letter agreements, through March 1, 2020, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
Fund	Class A	Class C	Class I	Class O	Class R	Class W
Global Equity Dividend(1)	1.25%	2.00%	1.00%	1.25%	N/A	1.00%
Multi-Manager Emerging Markets Equity	1.60%	2.35%	1.25%	N/A	1.85%	1.35%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above and with the exception of the non-recoupable Class P management fee waivers for Multi-Manager Emerging Markets Equity, Multi-Manager International Equity, and Multi-Manager International Factors, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

39

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES (continued)

As of April 30, 2019, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
	April 30,
	2020	2021	2022	Total
Global Corporate Leaders® 100	$29,652	$99,591	$58,617	$187,860
International High Dividend Low Volatility	34,880	118,655	68,740	222,275
Multi-Manager Emerging Markets Equity	234,458	208,770	310,275	753,503
Multi-Manager International Equity	8,980	—	78,597	87,577
Multi-Manager International Factors	121,693	273,858	382,174	777,725
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of April 30, 2019, are as follows:
	April 30,
	2020	2021	2022	Total
Global Corporate Leaders® 100
Class I	$—	$25	$89	$114
International High Dividend Low Volatility
Class A	—	—	41	41
Class I	982	4,902	4,890	10,774
Multi-Manager Emerging Markets Equity
Class A	38,811	33,536	23,198	95,545
Class C	6,758	5,080	3,577	15,415
Class P	—	—	3	3
Class R	117	117	103	337
Class W	57,767	75,477	59,241	192,485
Multi-Manager International Equity
Class P	—	—	5	5
Multi-Manager International Factors
Class P	—	—	5	5
Class W	40,589	72,620	84,358	197,567
The expense limitation agreements are contractual through March 1, 2020 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 10 — LINE OF CREDIT
Effective May 18, 2018, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 18, 2018, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 18, 2018.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the period ended April 30, 2019:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Multi-Manager Emerging Markets Equity(1)	15	$2,559,940	3.43%
Multi-Manager International Factors	11	1,641,661	3.40

(1)
At April 30, 2019, Multi-Manager Emerging Markets Equity had an outstanding balance of  $1,467,000.

40

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 11 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Global Corporate Leaders® 100
Class A
4/30/2019	1,220	—	10,176	(1,901)	—	9,495	13,675	—	107,456	(20,594)	—	100,537
10/31/2018	15,727	—	6,250	(8,135)	—	13,842	188,711	—	74,569	(96,289)	—	166,991
Class I
4/30/2019	—	—	9,281	(1,614)	—	7,667	—	—	98,013	(18,289)	—	79,724
10/31/2018	1,614	—	5,875	—	—	7,489	20,000	—	70,090	—	—	90,090
Global Equity Dividend
Class A
4/30/2019	127,134	—	149,623	(272,956)	—	3,801	1,654,001	—	1,907,092	(3,632,111)	—	(71,018)
10/31/2018	975,854	—	36,076	(468,131)	—	543,799	13,849,994	—	516,685	(6,840,674)	—	7,526,005
Class C
4/30/2019	6,439	—	42,939	(209,520)	—	(160,142)	81,346	—	541,180	(2,744,390)	—	(2,121,864)
10/31/2018	10,691	—	10,060	(251,317)	—	(230,566)	157,028	—	142,700	(3,656,752)	—	(3,357,024)
Class I
4/30/2019	56,838	—	20,477	(97,047)	—	(19,732)	737,416	—	261,457	(1,290,744)	—	(291,871)
10/31/2018	163,433	—	9,428	(307,391)	—	(134,530)	2,391,977	—	135,106	(4,483,891)	—	(1,956,808)
Class O
4/30/2019	790	—	1,534	(1,283)	—	1,041	10,650	—	19,561	(16,961)	—	13,250
10/31/2018	40,239	—	536	(957,359)	—	(916,584)	587,931	—	7,667	(13,558,029)	—	(12,962,431)
Class W
4/30/2019	7	—	3,348	(4,965)	—	(1,610)	100	—	47,830	(72,794)	—	(24,864)
10/31/2018	13,045	—	1,453	(27,447)	—	(12,949)	219,332	—	23,174	(443,036)	—	(200,530)
International High Dividend Low Volatility
Class A
4/30/2019	5,989	—	41,535	(2,068)	—	45,456	59,579	—	377,984	(20,248)	—	417,315
10/31/2018	4,605	—	33,016	(7,959)	—	29,662	52,187	—	370,852	(91,446)	—	331,593
Class I
4/30/2019	3,102	—	41,901	—	—	45,003	30,000	—	381,864	—	—	411,864
10/31/2018	4,775	—	34,667	—	—	39,442	56,250	—	389,593	—	—	445,843
Class P3
2/28/2019(1) - 4/30/2019	312	—	1	—	—	313	3,000	—	15	—	—	3,015
Multi-Manager Emerging Markets Equity
Class A
4/30/2019	106,637	—	10,787	(196,355)	—	(78,931)	1,236,558	—	115,311	(2,256,715)	—	(904,846)
10/31/2018	203,487	—	22,900	(429,023)	—	(202,636)	2,721,297	—	297,694	(5,479,112)	—	(2,460,121)
Class C
4/30/2019	5,915	—	—	(76,514)	—	(70,599)	65,880	—	—	(833,842)	—	(767,962)
10/31/2018	68,782	—	1,495	(68,892)	—	1,385	862,200	—	19,422	(870,056)	—	11,566
Class I
4/30/2019	4,940,442	—	247,028	(5,164,852)	—	22,618	58,792,400	—	2,640,725	(58,956,194)	—	2,476,931
10/31/2018	14,268,145	—	230,970	(5,510,339)	—	8,988,776	180,733,353	—	3,004,921	(72,372,330)	—	111,365,944
Class P
2/28/2019(1) - 4/30/2019	256	—	—	—	—	256	3,000	—	—	—	—	3,000
Class P3
4/30/2019	418,565	—	3,348	(132,965)	—	288,948	4,875,076	—	36,027	(1,543,391)	—	3,367,712
6/1/2018(1) - 10/31/2018	511,799	—	—	(189,705)	—	322,094	6,374,857	—	—	(2,290,404)	—	4,084,453
Class R
4/30/2019	1,172	—	6	(483)	—	695	13,296	—	64	(5,477)	—	7,883
10/31/2018	2,460	—	9	(764)	—	1,705	30,723	—	108	(10,408)	—	20,423
Class W
4/30/2019	436,184	—	47,429	(742,086)	—	(258,473)	4,918,080	—	506,539	(8,459,869)	—	(3,035,250)
10/31/2018	1,586,340	—	67,351	(1,258,017)	—	395,674	19,670,392	—	875,563	(16,222,506)	—	4,323,449
Multi-Manager International Equity
Class I
4/30/2019	11,374,467	—	2,579,400	(6,861,634)	—	7,092,233	125,771,042	—	25,665,032	(75,271,254)	—	76,164,820
10/31/2018	10,101,422	—	954,763	(7,971,794)	—	3,084,391	121,433,608	—	11,581,280	(98,249,758)	—	34,765,130
Class P
2/28/2019(1) - 4/30/2019	276	—	—	—	—	276	3,000	—	—	—	—	3,000
41

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Multi-Manager International Equity (continued)
Class P3
4/30/2019	653,665	—	27,567	(123,423)	—	557,809	7,091,826	—	275,951	(1,368,612)	—	5,999,165
6/1/2018(1) - 10/31/2018	514,264	—	—	(53,725)	—	460,539	6,265,672	—	—	(651,678)	—	5,613,994
Multi-Manager International Factors
Class I
4/30/2019	11,083,910	—	2,492,623	(5,627,241)	—	7,949,292	103,704,324	—	21,511,340	(51,886,797)	—	73,328,867
10/31/2018	8,722,322	—	1,877,835	(6,545,401)	—	4,054,756	91,304,185	—	19,548,257	(69,814,939)	—	41,037,503
Class P
2/28/2019(1) - 4/30/2019	324	—	—	—	—	324	3,000	—	—	—	—	3,000
Class P3
4/30/2019	754,495	—	41,942	(118,223)	—	678,214	6,950,748	—	363,638	(1,101,309)	—	6,213,077
6/1/2018(1) - 10/31/2018	607,549	—	—	(61,576)	—	545,973	6,392,502	—	—	(640,677)	—	5,751,825
Class W
4/30/2019	784,917	—	437,222	(693,167)	—	528,972	7,070,517	—	3,773,220	(6,406,060)	—	4,437,677
10/31/2018	1,093,977	—	361,790	(1,293,386)	—	162,381	11,501,815	—	3,762,617	(13,674,653)	—	1,589,779

(1)
Commencement of operations.

NOTE 12 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of April 30, 2019:
Multi-Manager Emerging Markets Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Securities LLC	$165,562	$(165,562)	$—
Credit Suisse Securities (USA) LLC	445	(445)	—
Goldman Sachs & Co. LLC	640,060	(640,060)	—
J.P. Morgan Securities LLC	769,599	(769,599)	—

42

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 12 — SECURITIES LENDING (continued)

Multi-Manager Emerging Markets Equity (continued)
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Merrill Lynch, Pierce, Fenner & Smith Inc.	655,278	(655,278)	—
National Bank Of Canada Financial Inc.	661,920	(661,920)	—
UBS AG	148,228	(148,228)	—
Total	$3,041,092	$(3,041,092)	$—

(1)
Collateral with a fair value of  $3,140,240 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$121,363	$(121,363)	$—
Credit Suisse Securities (USA) LLC	7,255	(7,255)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman Sachs & Co. LLC	15,936	(15,936)	—
UBS AG	107,384	(107,384)	—
Total	$251,938	$(251,938)	$—

(1)
Collateral with a fair value of  $262,558 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Factors
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Limited	$705,076	$(705,076)	$—
Total	$705,076	$(705,076)	$—

(1)
Collateral with a fair value of  $741,987 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 13 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Six Months Ended April 30, 2019		Year Ended October 31, 2018
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Global Corporate Leaders® 100	$113,241	$92,258	$144,659	$—
Global Equity Dividend	654,582	2,642,762	1,261,823	—
International High Dividend Low Volatility	113,433	646,430	752,602	7,843
Multi-Manager Emerging Markets Equity	3,306,436	—	4,224,638	—
Multi-Manager International Equity	8,635,021	17,319,456	11,581,280	—
Multi-Manager International Factors	11,712,446	13,935,752	23,311,560	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of April 30, 2019 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Global Corporate Leaders® 100	$38,280	$46,939	$509,737	$—	—	—
Global Equity Dividend	210,120	363,613	1,781,201	—	—	—
International High Dividend Low Volatility	49,140	—	(91,935)	(274,071)	Short-term	None
				(12,549)	Long-term	None
				$(286,620)
Multi-Manager Emerging Markets Equity	172,734	2,085,057	31,568,426	—	—	—
Multi-Manager International Equity	3,407,618	—	47,105,393	(2,021,771)	Short-term	None
Multi-Manager International Factors	4,077,109	—	6,445,681	(2,192,450)	Short-term	None
43

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of April 30, 2019, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.
NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for interim and annual periods beginning after December 15, 2018.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019.
As of April 30, 2019, management of the Funds is currently assessing the potential impact to the financial statements that may result from adopting these ASUs.
NOTE 15 — SUBSEQUENT EVENTS
Fund changes: On March 14, 2019, the Board approved changes to Global Equity Dividend’s sub-advisory relationship. The Board approved the reallocation of the
Fund’s assets from NNIP Advisors to Voya IM, effective May 6, 2019, following the termination of NNIP Advisors. In connection with these changes, the management fee will be reduced to 0.50% on all assets and the Investment Adviser, through March 1, 2021, will further lower the expense limits to 0.85%, 1.60%, 0.60%, 0.85% and 0.60% for Class A, Class C, Class I, Class O, and Class W, respectively. The termination of the side letter expense limitation agreement was also approved by the Board on March 14, 2019.
Line of Credit renewal: Effective May 17, 2019, the funds to which the Credit Agreement is available have entered into a renewed Credit Agreement with BNY for an aggregate amount of  $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Fund changes: On May 23, 2019, the Board approved the sub-adviser replacement of J.P. Morgan Investment Management Inc. with Voya Investment Management Co. LLC for Multi-Manager Emerging Markets Equity, along with related changes to the Fund’s expense structure, all effective on or about August 9, 2019. The management fee will be 1.10% on actively managed assets and 0.70% on assets managed with the goal of replicating an index (“Passively Managed Assets”), and the Investment Adviser, through March 1, 2021, has agreed to further lower the side letter expense limits so that they will be 1.50%, 2.25%, 1.15%, 1.75% and 1.25% for Class A, Class C, Class I, Class R and Class W shares, respectively. In connection with the lower management fee and expense limits, the Board also approved the termination of the management fee waiver.
Licensing Fee: On May 23, 2019, the Board approved an allocation of licensing fees to Multi-Manager Emerging Markets Equity. Effective August 1, 2019, the Fund will pay an annual licensing fee to FTSE International Limited.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

44

Voya Global Corporate	SUMMARY PORTFOLIO OF INVESTMENTS
Leaders® 100 Fund	as of April 30, 2019 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.9%
		Australia: 0.5%
820		Other Securities	$21,699	0.5
		France: 6.3%
648		Cie de Saint-Gobain	26,568	0.6
6,670		Other Securities	240,054	5.7
			266,622	6.3
		Germany: 5.8%
319		BASF SE	26,044	0.6
401		Daimler AG	26,320	0.7
217		Siemens AG	26,019	0.6
7,652		Other Securities	165,021	3.9
			243,404	5.8
		Japan: 4.8%
13,100		Other Securities	201,985	4.8
		Netherlands: 2.3%
3,654		Other Securities	97,333	2.3
		South Korea: 0.5%
550		Other Securities	21,624	0.5
		Spain: 2.3%
13,235		Other Securities	96,600	2.3
		Switzerland: 4.0%
1,258		ABB Ltd.	25,876	0.6
2,028		Credit Suisse Group AG	26,970	0.7
1,945		UBS Group AG	26,081	0.6
814		Other Securities	89,423	2.1
			168,350	4.0
		United Kingdom: 7.4%
1,136		Prudential PLC	25,811	0.6
3,057		Standard Chartered PLC	27,951	0.7
39,865		Other Securities	258,509	6.1
			312,271	7.4
		United States: 64.0%
310		3M Co.	58,748	1.4
817		Abbott Laboratories	65,001	1.5
55	(1)	Alphabet, Inc. - Class C	65,366	1.5
36	(1)	Amazon.com, Inc.	69,355	1.6
331		American Tower Corp.	64,644	1.5
382		Aon PLC	68,813	1.6
341		Apple, Inc.	68,428	1.6
1,339		Bristol-Myers Squibb Co.	62,170	1.5
490		Caterpillar, Inc.	68,316	1.6
523		Chevron Corp.	62,791	1.5
1,058		Citigroup, Inc.	74,801	1.8
1,378		Coca-Cola Co.	67,605	1.6
958		Colgate-Palmolive Co.	69,733	1.7
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United States (continued)
1,761		DowDuPont, Inc.	$67,710	1.6
956		Emerson Electric Co.	67,866	1.6
799		Exxon Mobil Corp.	64,144	1.5
7,451		Ford Motor Co.	77,863	1.8
6,448		General Electric Co.	65,576	1.6
338		Goldman Sachs Group, Inc.	69,601	1.7
409		Honeywell International, Inc.	71,015	1.7
3,393		HP, Inc.	67,690	1.6
1,208		Intel Corp.	61,656	1.5
461		International Business Machines Corp.	64,664	1.5
463		Johnson & Johnson	65,376	1.5
1,761		Johnson Controls International plc	66,038	1.6
645		JPMorgan Chase & Co.	74,852	1.8
521		Kimberly-Clark Corp.	66,886	1.6
698		Marsh & McLennan Cos., Inc.	65,814	1.6
343		McDonald’s Corp.	67,767	1.6
780		Merck & Co., Inc.	61,394	1.5
550		Microsoft Corp.	71,830	1.7
1,553		Morgan Stanley	74,932	1.8
773		Nike, Inc.	67,893	1.6
525		PepsiCo, Inc.	67,226	1.6
1,528		Pfizer, Inc.	62,052	1.5
738		Philip Morris International, Inc.	63,881	1.5
624		Procter & Gamble Co.	66,444	1.6
606		Texas Instruments, Inc.	71,405	1.7
509		United Technologies Corp.	72,589	1.7
661		Walmart, Inc.	67,977	1.6
			2,697,912	64.0
		Total Common Stock (Cost $3,556,759)	4,127,800	97.9
EXCHANGE-TRADED FUNDS: 1.3%
1,111		iShares Global 100 ETF	54,939	1.3
		Total Exchange-Traded Funds (Cost $53,404)	54,939	1.3
		Total Long-Term Investments (Cost $3,610,163)	4,182,739	99.2
SHORT-TERM INVESTMENTS: 0.1%
		Mutual Funds: 0.1%
3,000	(2)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.330% (Cost $3,000)	3,000	0.1

See Accompanying Notes to Financial Statements
45

Voya Global Corporate	SUMMARY PORTFOLIO OF INVESTMENTS
Leaders® 100 Fund	as of April 30, 2019 (Unaudited) (continued)

Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $3,000)	$3,000	0.1
Total Investments in Securities (Cost $3,613,163)	$4,185,739	99.3
Assets in Excess of Other Liabilities	29,723	0.7
Net Assets	$4,215,462	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of April 30, 2019.

Sector Diversification	Percentage of Net Assets
Financials	20.2%
Consumer Staples	13.9
Industrials	13.6
Consumer Discretionary	11.3
Health Care	11.3
Information Technology	10.6
Energy	5.2
Communication Services	4.3
Materials	3.9
Utilities	2.1
Real Estate	1.5
Exchange-Traded Funds	1.3
Short-Term Investments	0.1
Assets in Excess of Other Liabilities	0.7
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2019
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$21,699	$—	$21,699
France	25,475	241,147	—	266,622
Germany	24,559	218,845	—	243,404
Japan	—	201,985	—	201,985
Netherlands	—	97,333	—	97,333
South Korea	—	21,624	—	21,624
Spain	—	96,600	—	96,600
Switzerland	—	168,350	—	168,350
United Kingdom	—	312,271	—	312,271
United States	2,697,912	—	—	2,697,912
Total Common Stock	2,747,946	1,379,854	—	4,127,800
Exchange-Traded Funds	54,939	—	—	54,939
Short-Term Investments	3,000	—	—	3,000
Total Investments, at fair value	$2,805,885	$1,379,854	$—	$4,185,739

(1)
For the period ended April 30, 2019, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2019, securities valued at $41,802 were transferred from Level 2 to Level 1 within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
46

Voya Global Corporate	SUMMARY PORTFOLIO OF INVESTMENTS
Leaders® 100 Fund	as of April 30, 2019 (Unaudited) (continued)

At April 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $3,678,539.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$672,500
Gross Unrealized Depreciation	(162,763)
Net Unrealized Appreciation	$509,737
See Accompanying Notes to Financial Statements
47

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of April 30, 2019 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.8%
		Canada: 3.6%
19,500		Nutrien Ltd.	$1,057,602	1.7
35,632		Shaw Communications, Inc. - Class B	721,577	1.1
6,159		Other Securities	518,621	0.8
			2,297,800	3.6
		France: 12.2%
17,541		BNP Paribas	933,765	1.5
35,370		Cie de Saint-Gobain	1,450,174	2.3
11,500		Danone	929,720	1.5
62,134		Engie SA	922,228	1.5
9,566		Sanofi	834,630	1.3
9,303		Schneider Electric SE	787,371	1.2
17,500		Total SA	972,842	1.5
8,823		Vinci SA	891,093	1.4
			7,721,823	12.2
		Germany: 2.8%
13,439		Daimler AG	882,085	1.4
18,559		Other Securities	921,342	1.4
			1,803,427	2.8
		Ireland: 1.5%
10,462		Medtronic PLC	929,130	1.5
		Italy: 0.8%
35,092		Other Securities	485,819	0.8
		Japan: 6.3%
192,500		Mitsubishi UFJ Financial Group, Inc.	955,094	1.5
15,800		Murata Manufacturing Co., Ltd.	793,376	1.2
92,300		Nissan Motor Co., Ltd.	740,989	1.2
28,300		Sumitomo Mitsui Financial Group, Inc.	1,028,598	1.6
14,700		Other Securities	479,417	0.8
			3,997,474	6.3
		Netherlands: 4.7%
24,285	(1)	ABN AMRO Group NV	571,970	0.9
34,641		Royal Dutch Shell PLC - Class A	1,102,314	1.7
15,400		Unilever NV	931,774	1.5
18,200		Other Securities	395,962	0.6
			3,002,020	4.7
		Singapore: 1.3%
244,400		Other Securities	822,371	1.3
		South Korea: 0.9%
13,942		Other Securities	548,161	0.9
		Spain: 1.1%
15,197		ACS Actividades de Construccion y Servicios SA	698,855	1.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Switzerland: 7.2%
7,178	Chubb Ltd.	$1,042,246	1.7
198,000	Glencore PLC	785,578	1.2
8,700	Nestle SA	837,615	1.3
3,877	Roche Holding AG	1,022,998	1.6
65,900	UBS Group AG	883,684	1.4
		4,572,121	7.2
	United Kingdom: 7.5%
219,800	Kingfisher PLC	757,913	1.2
46,500	Prudential PLC	1,056,546	1.7
140,300	Standard Chartered PLC	1,282,789	2.0
643,867	Vodafone Group PLC	1,194,294	1.9
31,600	Other Securities	472,820	0.7
		4,764,362	7.5
	United States: 46.9%
4,500	Allergan PLC	661,500	1.0
7,423	Apple, Inc.	1,489,573	2.3
15,240	Bank of New York Mellon Corp.	756,818	1.2
18,765	Bristol-Myers Squibb Co.	871,259	1.4
14,200	Carnival Corp.	779,012	1.2
10,822	Chevron Corp.	1,299,289	2.0
26,969	Cisco Systems, Inc.	1,508,916	2.4
15,000	ConocoPhillips	946,800	1.5
10,642	Exxon Mobil Corp.	854,340	1.3
117,530	General Electric Co.	1,195,280	1.9
11,500	Gilead Sciences, Inc.	747,960	1.2
12,092	Intel Corp.	617,176	1.0
4,500	International Business Machines Corp.	631,215	1.0
9,020	JPMorgan Chase & Co.	1,046,771	1.6
14,300	Las Vegas Sands Corp.	958,815	1.5
5,858	McDonald’s Corp.	1,157,365	1.8
14,200	Merck & Co., Inc.	1,117,682	1.8
16,043	Microsoft Corp.	2,095,216	3.3
24,056	Pfizer, Inc.	976,914	1.5
5,832	PNC Financial Services Group, Inc.	798,576	1.3
8,854	Procter & Gamble Co.	942,774	1.5
11,151	Qualcomm, Inc.	960,436	1.5
18,765	Schlumberger Ltd.	800,890	1.3
13,000	Walmart, Inc.	1,336,920	2.1
74,931	Other Securities	5,262,579	8.3
		29,814,076	46.9
	Total Common Stock (Cost $58,924,542)	61,457,439	96.8

See Accompanying Notes to Financial Statements
48

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of April 30, 2019 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.8%
		Mutual Funds: 2.8%
1,799,140	(2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.330% (Cost $1,799,140)	$1,799,140	2.8
		Total Short-Term Investments (Cost $1,799,140)	1,799,140	2.8
		Total Investments in Securities (Cost $60,723,682)	$63,256,579	99.6
		Assets in Excess of Other Liabilities	232,174	0.4
		Net Assets	$63,488,753	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Rate shown is the 7-day yield as of April 30, 2019.

Sector Diversification	Percentage of Net Assets
Financials	19.0%
Information Technology	14.6
Health Care	12.7
Industrials	10.0
Energy	9.4
Consumer Discretionary	9.4
Consumer Staples	8.6
Communication Services	4.8
Materials	4.3
Utilities	4.0
Short-Term Investments	2.8
Assets in Excess of Other Liabilities	0.4
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2019
Asset Table
Investments, at fair value
Common Stock
Canada	$2,297,800	$—	$—	$2,297,800
France	1,717,091	6,004,732	—	7,721,823
Germany	—	1,803,427	—	1,803,427
Ireland	929,130	—	—	929,130
Italy	—	485,819	—	485,819
Japan	—	3,997,474	—	3,997,474
Netherlands	—	3,002,020	—	3,002,020
Singapore	—	822,371	—	822,371
South Korea	—	548,161	—	548,161
Spain	—	698,855	—	698,855
Switzerland	1,042,246	3,529,875	—	4,572,121
United Kingdom	—	4,764,362	—	4,764,362
United States	29,814,076	—	—	29,814,076
Total Common Stock	35,800,343	25,657,096	—	61,457,439
Short-Term Investments	1,799,140	—	—	1,799,140
Total Investments, at fair value	$37,599,483	$25,657,096	$—	$63,256,579

(1)
For the period ended April 30, 2019, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2019, securities valued at $814,350 were transferred from Level 2 to Level 1 within the fair value hierarchy.

See Accompanying Notes to Financial Statements
49

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of April 30, 2019 (Unaudited) (continued)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $61,574,734.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$7,264,272
Gross Unrealized Depreciation	(5,483,071)
Net Unrealized Appreciation	$1,781,201
See Accompanying Notes to Financial Statements
50

Voya International High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Low Volatility Fund	as of April 30, 2019 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.9%
		Australia: 7.6%
5,759		Amcor Ltd.	$65,099	0.7
6,568		Coca-Cola Amatil Ltd.	40,742	0.4
2,872		Wesfarmers Ltd.	72,898	0.8
142,663		Other Securities	542,524	5.7
			721,263	7.6
		Belgium: 0.5%
586		Other Securities	42,303	0.5
		China: 0.3%
7,000		Other Securities	31,376	0.3
		Denmark: 2.5%
478		Carlsberg A/S	61,806	0.6
581		Coloplast A/S	62,761	0.7
2,312		Novo Nordisk A/S	113,275	1.2
			237,842	2.5
		Finland: 2.2%
1,485		Sampo OYJ	67,995	0.7
8,878		Other Securities	141,314	1.5
			209,309	2.2
		France: 7.8%
812		Danone	65,646	0.7
4,640		Engie SA	68,870	0.7
1,337		Sanofi	116,653	1.3
2,004		Societe Generale	63,550	0.7
11,705		Other Securities	417,312	4.4
			732,031	7.8
		Germany: 5.6%
1,049		BASF SE	85,642	0.9
496		Deutsche Boerse AG	66,277	0.7
2,203		Deutsche Post AG	76,578	0.8
3,714		Deutsche Telekom AG	62,228	0.6
418		Hannover Rueck SE	63,122	0.7
410	(1)	Innogy SE	19,033	0.2
14,947		Other Securities	158,924	1.7
			531,804	5.6
		Hong Kong: 4.3%
5,500		CLP Holdings Ltd.	62,423	0.7
2,800		Hang Seng Bank Ltd.	73,566	0.8
92,800		Other Securities	269,501	2.8
			405,490	4.3
		Ireland: 0.3%
6,857		Other Securities	31,857	0.3
		Israel: 1.7%
33,228		Other Securities	162,887	1.7
		Italy: 4.1%
3,731		Assicurazioni Generali S.p.A.	72,389	0.8
4,170		ENI S.p.A.	71,062	0.7
30,772		Intesa Sanpaolo SpA	80,623	0.9
18,013		Other Securities	161,636	1.7
			385,710	4.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Japan: 23.9%
2,400		Canon, Inc.	$66,595	0.7
1,400		Fuji Film Holdings Corp.	65,403	0.7
2,600		Mitsubishi Corp.	71,624	0.8
2,400		Mitsubishi Tanabe Pharma Corp.	30,209	0.3
1,500		Mitsubishi Heavy Industries Ltd.	62,512	0.7
4,300		Mitsui & Co., Ltd.	69,551	0.7
48,500		Mizuho Financial Group, Inc.	75,744	0.8
3,200		NTT DoCoMo, Inc.	69,490	0.7
4,300		Sumitomo Corp.	61,631	0.6
79,125		Other Securities	1,687,802	17.9
			2,260,561	23.9
		Luxembourg: 0.9%
3,735		Other Securities	79,480	0.9
		Netherlands: 8.0%
2,635	(1)	ABN AMRO Group NV	62,061	0.7
2,706		Koninklijke Ahold Delhaize NV	65,219	0.7
7,244		Royal Dutch Shell PLC - Class A	230,805	2.4
2,632		Unilever NV	159,249	1.7
982		Wolters Kluwer NV	68,541	0.7
5,937		Other Securities	168,825	1.8
			754,700	8.0
		New Zealand: 0.5%
18,148		Other Securities	44,529	0.5
		Norway: 0.8%
5,672		Other Securities	78,525	0.8
		Singapore: 1.7%
28,100		Singapore Telecommunications Ltd.	65,553	0.7
20,800		Other Securities	95,717	1.0
			161,270	1.7
		Spain: 3.1%
327	(1)	Aena SME SA	60,714	0.7
2,664		Ferrovial SA	65,693	0.7
15,982		Other Securities	164,594	1.7
			291,001	3.1
		Sweden: 0.6%
3,294		Other Securities	53,821	0.6
		Switzerland: 7.7%
26		Givaudan	67,322	0.7
2,380		Nestle SA	229,141	2.4
1,635		Novartis AG	133,972	1.4
659		Roche Holding AG	173,886	1.9
267		Zurich Insurance Group AG	85,111	0.9
460	(2)	Other Securities	38,164	0.4
			727,596	7.7

See Accompanying Notes to Financial Statements
51

Voya International High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Low Volatility Fund	as of April 30, 2019 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United Kingdom: 13.8%
12,597		Aviva PLC	$70,746	0.8
10,632		BAE Systems PLC	68,335	0.7
1,171		Coca-Cola European Partners PLC - USD	62,754	0.7
3,055		Compass Group PLC	69,513	0.7
5,817		GlaxoSmithKline PLC	119,500	1.3
2,202		Imperial Brands PLC	70,064	0.7
20,432		Legal & General Group PLC	74,302	0.8
2,222		Persimmon PLC	64,911	0.7
41,815		Vodafone Group PLC	77,562	0.8
159,463	(2)	Other Securities	623,147	6.6
			1,300,834	13.8
		United States: 0.0%
0		Other Securities	36	0.0
		Total Common Stock (Cost $9,333,420)	9,244,225	97.9
EXCHANGE-TRADED FUNDS: 1.1%
1,567		iShares MSCI EAFE ETF	104,613	1.1
		Total Exchange-Traded Funds (Cost $100,534)	104,613	1.1
		Total Long-Term Investments (Cost $9,433,954)	9,348,838	99.0
SHORT-TERM INVESTMENTS: 0.1%
		Mutual Funds: 0.1%
12,000	(3)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.330% (Cost $12,000)	12,000	0.1
		Total Short-Term Investments (Cost $12,000)	12,000	0.1
		Total Investments in Securities (Cost $9,445,954)	$9,360,838	99.1
		Assets in Excess of Other Liabilities	87,007	0.9
		Net Assets	$9,447,845	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
The grouping contains non-income producing securities.

(3)
Rate shown is the 7-day yield as of April 30, 2019.

Sector Diversification	Percentage of Net Assets
Financials	17.9%
Industrials	16.6
Consumer Staples	12.5
Health Care	9.6
Consumer Discretionary	9.4
Communication Services	6.7
Materials	6.2
Information Technology	5.0
Real Estate	4.7
Energy	4.7
Utilities	4.6
Exchange-Traded Funds	1.1
Short-Term Investments	0.1
Assets in Excess of Other Liabilities	0.9
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2019
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$721,263	$—	$721,263
Belgium	—	42,303	—	42,303
See Accompanying Notes to Financial Statements
52

Voya International High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Low Volatility Fund	as of April 30, 2019 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2019
China	—	31,376	—	31,376
Denmark	—	237,842	—	237,842
Finland	—	209,309	—	209,309
France	187,877	544,154	—	732,031
Germany	56,039	475,765	—	531,804
Hong Kong	49,037	356,453	—	405,490
Ireland	—	31,857	—	31,857
Israel	—	162,887	—	162,887
Italy	—	385,710	—	385,710
Japan	—	2,260,561	—	2,260,561
Luxembourg	56,659	22,821	—	79,480
Netherlands	—	754,700	—	754,700
New Zealand	—	44,529	—	44,529
Norway	—	78,525	—	78,525
Singapore	—	161,270	—	161,270
Spain	—	291,001	—	291,001
Sweden	—	53,821	—	53,821
Switzerland	18,832	708,764	—	727,596
United Kingdom	62,754	1,238,080	—	1,300,834
United States	—	36	—	36
Total Common Stock	431,198	8,813,027	—	9,244,225
Exchange-Traded Funds	104,613	—	—	104,613
Short-Term Investments	12,000	—	—	12,000
Total Investments, at fair value	$547,811	$8,813,027	$—	$9,360,838

(1)
For the period ended April 30, 2019, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2019, securities valued at $87,080 and $128,514 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $9,453,133.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$485,288
Gross Unrealized Depreciation	(577,223)
Net Unrealized Depreciation	$(91,935)
See Accompanying Notes to Financial Statements
53

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of April 30, 2019 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 92.6%
		Argentina: 0.5%
246,617	(1)	Other Securities	$1,984,972	0.5
		Brazil: 7.6%
357,670	(2)	B2W Cia Digital	3,504,547	0.9
249,314		Itau Unibanco Holding SA ADR	2,156,566	0.5
929,000		Movida Participacoes SA	2,800,434	0.7
173,300		Petroleo Brasileiro SA ADR	2,639,359	0.6
185,056		Vale SA ADR	2,365,016	0.6
3,081,620	(1)(3)	Other Securities	17,548,407	4.3
			31,014,329	7.6
		Chile: 0.3%
40,600		Other Securities	1,344,114	0.3
		China: 32.3%
114,575	(2)	Alibaba Group Holding Ltd. ADR	21,261,683	5.2
1,733,000	(2)(4)	A-Living Services Co. Ltd. - H Shares	2,766,302	0.7
320,000		Anta Sports Products Ltd.	2,250,605	0.5
19,600	(2)	Baidu, Inc. ADR	3,258,108	0.8
91,000	(2)	Baozun, Inc. ADR	4,413,500	1.1
43,500		Beijing Enterprises Holdings Ltd.	231,782	0.1
3,891,900		Beijing Enterprises Water Group Ltd.	2,414,900	0.6
265,500		China Mobile Ltd.	2,533,242	0.6
25,600		China Mobile Ltd-SPON ADR	1,220,352	0.3
2,947,000		Fu Shou Yuan International Group Ltd.	2,528,733	0.6
55,860		Huazhu Group Ltd. ADR	2,368,464	0.6
4,307,000		Industrial & Commercial Bank of China - H Shares	3,239,553	0.8
91,900	(2)	JD.com, Inc. ADR	2,781,813	0.7
52,215		Kweichow Moutai Co. Ltd. - A Shares	7,550,786	1.8
1,091,500		Ping An Insurance Group Co. of China Ltd. - H Shares	13,212,242	3.2
515,000	(4)	Postal Savings Bank of China Co. Ltd. - H Shares	313,393	0.1
65,700	(2)	Sina Corp.	4,135,158	1.0
430,200		Tencent Holdings Ltd.	21,203,553	5.2
362,000		Tsingtao Brewery Co., Ltd. - H Shares	2,309,214	0.6
281,300		Wuliangye Yibin Co. Ltd. - A Shares	4,272,743	1.0
42,600	(4)	YiChang HEC ChangJiang Pharmaceutical Co. Ltd. - H Shares	211,444	0.1
15,914,098	(1)(3)	Other Securities	27,373,511	6.7
			131,851,081	32.3
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Egypt: 0.7%
1,693,105	(1)	Other Securities	$2,887,943	0.7
		Georgia: 0.4%
73,172		Other Securities	1,642,277	0.4
		Germany: 0.5%
40,900	(2)(4)	Delivery Hero SE	1,884,947	0.5
		Hong Kong: 1.0%
438,200		Galaxy Entertainment Group Ltd.	3,281,783	0.8
487,000		Other Securities	755,702	0.2
			4,037,485	1.0
		Hungary: 0.5%
74,180	(1)	Other Securities	2,210,475	0.5
		India: 8.5%
54,755		HDFC Bank Ltd. ADR	6,277,661	1.5
64,250		HDFC Bank Ltd. - Foreign Premium	2,134,395	0.5
84,600	(2)(4)	Quess Corp. Ltd.	850,207	0.2
682,926		Reliance Industries Ltd.	13,681,383	3.4
1,335,244	(1)	Other Securities	11,817,863	2.9
			34,761,509	8.5
		Indonesia: 1.8%
11,399,200		Bank Rakyat Indonesia	3,504,746	0.9
11,828,100	(1)	Other Securities	3,638,974	0.9
			7,143,720	1.8
		Kenya: 0.3%
4,825,000		Other Securities	1,342,795	0.3
		Kuwait: 0.3%
112,455		Other Securities	1,229,636	0.3
		Malaysia: 0.6%
1,151,000		Malaysia Airports Holdings Bhd	2,125,734	0.5
662,587		Other Securities	149,157	0.1
			2,274,891	0.6
		Mexico: 3.9%
217,181		Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	364,646	0.1
225,000	(5)	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand ADR	1,896,750	0.4
43,767		Coca-Cola Femsa SA de CV ADR	2,806,340	0.7
2,779,182	(1)	Other Securities	10,964,912	2.7
			16,032,648	3.9
		Netherlands: 0.1%
134,724		Other Securities	315,254	0.1
		Peru: 0.4%
88,925		Other Securities	1,800,096	0.4

See Accompanying Notes to Financial Statements
54

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of April 30, 2019 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Philippines: 2.1%
3,840,400		Ayala Land, Inc.	$3,613,102	0.9
11,261,000		Bloomberry Resorts Corp.	2,754,206	0.7
941,130		International Container Terminal Services, Inc.	2,284,537	0.5
			8,651,845	2.1
		Poland: 0.4%
44,669	(1)	Other Securities	1,529,727	0.4
		Russia: 4.7%
27,981		Lukoil PJSC ADR	2,392,375	0.6
398,388		Rosneft Oil Co. PJSC GDR	2,654,620	0.6
385,385		Sberbank PAO ADR	5,568,813	1.4
85,900	(2)	Yandex NV	3,215,237	0.8
12,283,760	(1)	Other Securities	5,360,966	1.3
			19,192,011	4.7
		Singapore: 0.0%
14,200	(4)	BOC Aviation Ltd.	122,056	0.0
		South Africa: 3.5%
37,136		Naspers Ltd.	9,553,256	2.3
1,599,110		Transaction Capital Ltd.	2,136,246	0.5
868,122	(1)	Other Securities	2,619,068	0.7
			14,308,570	3.5
		South Korea: 10.1%
53,200	(2)(5)	LG Display Co. Ltd. ADR	444,220	0.1
16,729	(2)	LG Display Co., Ltd.	284,473	0.1
9,498		LG Electronics, Inc.	617,105	0.1
98,069		LG Uplus Corp.	1,201,264	0.3
1,970	(2)(4)	Samsung Biologics Co. Ltd.	574,164	0.1
3,255		Samsung Electronics Co., Ltd. GDR	3,222,102	0.8
217,753		Samsung Electronics Co., Ltd.	8,561,444	2.1
8,866		Samsung Life Insurance Co. Ltd.	644,899	0.2
14,200		Samsung SDI Co., Ltd.	2,883,254	0.7
1,699		Samsung SDS Co. Ltd.	315,936	0.1
760		SK Holdings Co. Ltd.	167,133	0.0
99,183		SK Hynix, Inc.	6,711,792	1.6
192,100		SK Telecom Co., Ltd. ADR	4,533,560	1.1
11,621		SK Telecom Co., Ltd.	2,464,882	0.6
212,325		Other Securities	8,797,575	2.2
			41,423,803	10.1
		Spain: 0.8%
119,929		CIE Automotive SA	3,351,709	0.8
		Switzerland: 0.3%
24,940	(2)(4)	Wizz Air Holdings PLC	1,106,349	0.3
		Taiwan: 6.5%
1,123,409		HON HAI Precision Industry Co., Ltd.	3,162,765	0.8
248,000		MediaTek, Inc.	2,376,963	0.6
174,667		Poya International Co. Ltd.	2,117,386	0.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Taiwan (continued)
68,939		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	$3,020,907	0.7
890,000		Taiwan Semiconductor Manufacturing Co., Ltd.	7,472,469	1.8
4,307,250	(1)	Other Securities	8,405,389	2.1
			26,555,879	6.5
		Thailand: 1.5%
1,251,487		Srisawad Corp. PCL	2,149,571	0.5
3,119,800		Other Securities	3,891,729	1.0
			6,041,300	1.5
		Turkey: 1.5%
673,930	(2)(4)	MLP Saglik Hizmetleri AS	1,347,595	0.3
2,736,276	(1)	Other Securities	4,707,098	1.2
			6,054,693	1.5
		United Arab Emirates: 0.5%
56,300		Other Securities	2,079,043	0.5
		United Kingdom: 0.2%
56,372	(1)	Other Securities	743,913	0.2
		United States: 0.8%
59,000	(2)	Micron Technology, Inc.	2,481,540	0.6
61,000	(1)	Other Securities	960,140	0.2
			3,441,680	0.8
		Total Common Stock (Cost $343,885,988)	378,360,750	92.6
EXCHANGE-TRADED FUNDS: 4.0%
272,481		iShares Edge MSCI Min Vol Emerging Markets ETF	16,325,699	4.0
		Total Exchange-Traded Funds (Cost $16,297,467)	16,325,699	4.0
PREFERRED STOCK: 1.8%
		Brazil: 0.8%
278,185		Itau Unibanco Holding S.A.	2,407,895	0.6
70,665		Other Securities	921,959	0.2
			3,329,854	0.8
		Russia: 0.3%
323,243	(1)	Other Securities	1,134,837	0.3
		South Korea: 0.7%
94,050		Samsung Electronics Co., Ltd.	3,000,310	0.7
		Total Preferred Stock (Cost $7,874,918)	7,465,001	1.8
CLOSED-END FUNDS: 0.3%
		United States: 0.3%
13,800	(1)	Other Securities	1,040,382	0.3
		Total Closed-End Funds (Cost $639,916)	1,040,382	0.3
		Total Long-Term Investments (Cost $368,698,289)	403,191,832	98.7

See Accompanying Notes to Financial Statements
55

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of April 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.5%
	Securities Lending Collateral(6): 0.8%
140,240	Bank of Montreal, Repurchase Agreement dated 04/30/19, 2.70%, due 05/01/19 (Repurchase Amount $140,250, collateralized by various U.S. Government Securities, 0.000%-3.750%, Market Value plus accrued interest $143,045, due 05/23/19-02/15/46)	$140,240	0.0
1,000,000	BNP Paribas S.A., Repurchase Agreement dated 04/30/19, 2.70%, due 05/01/19 (Repurchase Amount $1,000,074, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $1,020,000, due 05/21/19-09/09/49)	1,000,000	0.2
1,000,000	Cantor Fitzgerald Securities, Repurchase Agreement dated 04/30/19, 2.76%, due 05/01/19 (Repurchase Amount $1,000,076, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 05/15/19-03/20/69)	1,000,000	0.3
1,000,000	Citigroup, Inc., Repurchase Agreement dated 04/30/19, 2.77%, due 05/01/19 (Repurchase Amount $1,000,076, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.250%-8.500%, Market Value plus accrued interest $1,020,000, due 05/25/19-04/20/69)	1,000,000	0.3
		3,140,240	0.8
Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.7%
7,222,930	(7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.330% (Cost $7,222,930)	7,222,930	1.7
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $10,363,170)	$10,363,170	2.5
Total Investments in Securities (Cost $379,061,459)	$413,555,002	101.2
Liabilities in Excess of Other Assets	(5,003,671)	(1.2)
Net Assets	$408,551,331	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR American Depositary Receipt
GDR Global Depositary Receipt
(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
The grouping contains securities on loan.

(4)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(5)
Security, or a portion of the security, is on loan.

(6)
Represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of April 30, 2019.

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	19.8%
Financials	19.6
Communication Services	13.7
Information Technology	12.4
Consumer Staples	8.6
Energy	8.2
Industrials	4.3
Exchange-Traded Funds	4.0
Materials	2.8
Health Care	2.7
Real Estate	1.7
Utilities	0.9
Short-Term Investments	2.5
Liabilities in Excess of Other Assets	(1.2)
Net Assets	100.0%

See Accompanying Notes to Financial Statements
56

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of April 30, 2019 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2019
Asset Table
Investments, at fair value
Common Stock
Argentina	$1,984,972	$—	$—	$1,984,972
Brazil	31,014,329	—	—	31,014,329
Chile	1,344,114	—	—	1,344,114
China	46,811,043	85,040,038	—	131,851,081
Egypt	831,953	2,055,990	—	2,887,943
Georgia	—	1,642,277	—	1,642,277
Germany	1,884,947	—	—	1,884,947
Hong Kong	—	4,037,485	—	4,037,485
Hungary	—	2,210,475	—	2,210,475
India	6,277,661	28,483,848	—	34,761,509
Indonesia	—	7,143,720	—	7,143,720
Kenya	1,342,795	—	—	1,342,795
Kuwait	1,229,636	—	—	1,229,636
Malaysia	—	2,274,891	—	2,274,891
Mexico	16,032,648	—	—	16,032,648
Netherlands	315,254	—	—	315,254
Peru	1,800,096	—	—	1,800,096
Philippines	2,284,537	6,367,308	—	8,651,845
Poland	—	1,529,727	—	1,529,727
Russia	15,557,211	3,634,800	—	19,192,011
Singapore	—	122,056	—	122,056
South Africa	3,121,595	11,186,975	—	14,308,570
South Korea	5,362,009	36,061,794	—	41,423,803
Spain	—	3,351,709	—	3,351,709
Switzerland	—	1,106,349	—	1,106,349
Taiwan	3,185,465	23,370,414	—	26,555,879
Thailand	—	6,041,300	—	6,041,300
Turkey	902,175	5,152,518	—	6,054,693
United Arab Emirates	—	2,079,043	—	2,079,043
United Kingdom	743,913	—	—	743,913
United States	3,441,680	—	—	3,441,680
Total Common Stock	145,468,033	232,892,717	—	378,360,750
Exchange-Traded Funds	16,325,699	—	—	16,325,699
Preferred Stock	3,329,854	4,135,147	—	7,465,001
Closed-End Funds	1,040,382	—	—	1,040,382
Short-Term Investments	7,222,930	3,140,240	—	10,363,170
Total Investments, at fair value	$173,386,898	$240,168,104	$—	$413,555,002
Other Financial Instruments+
Forward Foreign Currency Contracts	—	117	—	117
Total Assets	$173,386,898	$240,168,221	$—	$413,555,119
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(595)	$—	$(595)
Total Liabilities	$—	$(595)	$—	$(595)

See Accompanying Notes to Financial Statements
57

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of April 30, 2019 (Unaudited) (continued)

(1)
For the period ended April 30, 2019, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2019, securities valued at $5,884,327 and $4,330,711 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2019, the following forward foreign currency contracts were outstanding for Voya Multi-Manager Emerging Markets Equity Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 608,049	HKD 4,770,011	Barclays Bank PLC	05/03/19	$56
USD 21,661	HKD 169,907	State Street Bank and Trust Co.	05/02/19	2
USD 20,053	HKD 157,281	The Bank of New York Mellon	05/02/19	4
USD 65,059	EUR 58,167	The Bank of New York Mellon	05/02/19	(181)
USD 9,346	HKD 73,360	The Bank of New York Mellon	05/02/19	(6)
USD 44,443	HKD 348,684	The Bank of New York Mellon	05/03/19	(1)
HKD 3,490,326	USD 445,290	The Bank of New York Mellon	05/03/19	(407)
USD 33,415	EUR 29,795	The Bank of New York Mellon	05/03/19	55
				$(478)
Currency Abbreviations
EUR – EU Euro
HKD – Hong Kong Sar Dollar
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$117
Total Asset Derivatives		$117
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$595
Total Liability Derivatives		$595
See Accompanying Notes to Financial Statements
58

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of April 30, 2019 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$(6,749)	$(6,749)
Foreign exchange contracts	1,367	—	1,367
Total	$1,367	$(6,749)	$(5,382)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(438)
Total	$(438)
The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2019:
	Barclays Bank PLC	State Street Bank and Trust Co.	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$56	$2	$59	$117
Total Assets	$56	$2	$59	$117
Liabilities:
Forward foreign currency contracts	$—	$—	$595	$595
Total Liabilities	$—	$—	$595	$595
Net OTC derivative instruments by counterparty, at fair value	$56	$2	$(536)	$(478)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$56	$2	$(536)	$(478)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At April 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $385,653,078.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$54,051,972
Gross Unrealized Depreciation	(22,483,546)
Net Unrealized Appreciation	$31,568,426
See Accompanying Notes to Financial Statements
59

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of April 30, 2019 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.2%
		Australia: 1.5%
456,023		Other Securities	$9,210,308	1.5
		Austria: 0.5%
66,148		Other Securities	3,158,977	0.5
		Belgium: 1.0%
28,956		Solvay S.A.	3,491,405	0.6
27,420		Other Securities	2,437,843	0.4
			5,929,248	1.0
		Brazil: 0.2%
62,500		Other Securities	1,272,507	0.2
		Canada: 3.5%
47,331		Canadian National Railway Co. - CNR	4,396,409	0.7
72,511		Magna International, Inc.	4,036,086	0.7
63,900		Methanex Corp.	3,502,886	0.6
451,211		Other Securities	9,122,842	1.5
			21,058,223	3.5
		China: 5.9%
39,269	(1)	Alibaba Group Holding Ltd. ADR	7,287,148	1.2
10,595,006	(2)	China Tower Corp. Ltd. - H Shares	2,868,462	0.5
387,356		Ping An Insurance Group Co. of China Ltd. - H Shares	4,688,815	0.8
104,379		Tencent Holdings Ltd.	5,144,597	0.8
46,570	(1)(2)	WuXi AppTec Co. Ltd. - H Shares	572,864	0.1
719,195	(1)(2)	Xiaomi Corp. - B Shares	1,105,355	0.2
1,262,440	(3)(4)	Other Securities	13,753,274	2.3
			35,420,515	5.9
		Colombia: 0.6%
75,900		BanColombia SA ADR	3,849,648	0.6
		Denmark: 1.0%
92,026		Other Securities	5,749,000	1.0
		Finland: 1.4%
104,408		Kone OYJ	5,737,057	0.9
178,492		Other Securities	2,789,517	0.5
			8,526,574	1.4
		France: 8.2%
27,989		Capgemini SE	3,396,599	0.6
50,813		Cie Generale des Etablissements Michelin SCA	6,570,680	1.1
58,000		Publicis Groupe	3,447,319	0.6
38,425		Safran S.A.	5,600,893	0.9
83,198		Total SA	4,625,057	0.8
55,879		Vinci SA	5,643,591	0.9
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		France (continued)
819,777		Other Securities	$20,265,991	3.3
			49,550,130	8.2
		Germany: 7.4%
23,299		Adidas AG	6,001,565	1.0
203,274		Deutsche Telekom AG	3,405,849	0.6
27,512		Hannover Rueck SE	4,154,595	0.7
15,949		Muenchener Rueckversicherungs- Gesellschaft AG	3,968,987	0.6
83,685		Vonovia SE	4,182,300	0.7
80,192	(1)(2)	Zalando SE	3,772,239	0.6
326,554		Other Securities	19,400,667	3.2
			44,886,202	7.4
		Hong Kong: 1.7%
717,625		AIA Group Ltd.	7,348,075	1.2
119,100		Other Securities	2,776,713	0.5
			10,124,788	1.7
		India: 1.8%
362,252		Infosys Ltd. ADR	3,897,832	0.6
657,770	(4)	Other Securities	7,071,708	1.2
			10,969,540	1.8
		Ireland: 1.6%
1,320,428		Greencore Group PLC	3,960,234	0.7
82,559	(4)	Other Securities	5,671,620	0.9
			9,631,854	1.6
		Israel: 0.7%
336,210	(4)	Other Securities	4,080,924	0.7
		Italy: 1.1%
18,591		Ferrari NV	2,521,537	0.4
198,134	(1)(2)	Pirelli & C SpA	1,448,438	0.3
164,772		Other Securities	2,454,549	0.4
			6,424,524	1.1
		Japan: 13.4%
44,320		Kao Corp.	3,421,390	0.6
6,491		Keyence Corp.	4,055,537	0.7
429,880	(1)	Nexon Co. Ltd.	6,119,426	1.0
96,345		Shiseido Co., Ltd.	7,578,306	1.2
8,300		SMC Corp.	3,466,620	0.6
80,660		Sumitomo Mitsui Financial Group, Inc.	2,931,687	0.5
90,700		Sumitomo Mitsui Trust Holdings, Inc.	3,164,629	0.5
1,535,801		Other Securities	49,822,336	8.3
			80,559,931	13.4
		Netherlands: 4.2%
40,703	(2)	ABN AMRO Group NV	958,653	0.2

See Accompanying Notes to Financial Statements
60

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of April 30, 2019 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Netherlands (continued)
275,083		ING Groep NV	$3,510,081	0.6
10,523		Koninklijke DSM NV	1,203,537	0.2
67,048		Koninklijke Philips NV	2,879,302	0.5
160,038		Royal Dutch Shell PLC - Class A	5,099,046	0.8
25,037		Unilever NV	1,514,859	0.2
165,778	(4)	Other Securities	10,132,859	1.7
			25,298,337	4.2
		Norway: 2.1%
204,599		DNB ASA	3,934,278	0.6
81,147		Yara International ASA	3,668,983	0.6
369,455		Other Securities	5,265,349	0.9
			12,868,610	2.1
		Portugal: 0.4%
160,879		Other Securities	2,620,026	0.4
		Russia: 0.2%
25,955	(4)	Other Securities	971,496	0.2
		Singapore: 1.6%
353,336		United Overseas Bank Ltd.	7,235,784	1.2
1,249,080		Other Securities	2,548,235	0.4
			9,784,019	1.6
		South Africa: 1.1%
148,674		Other Securities	6,851,255	1.1
		South Korea: 4.0%
197,608		Samsung Electronics Co., Ltd.	7,769,398	1.3
417,059		Other Securities	16,434,628	2.7
			24,204,026	4.0
		Spain: 2.0%
73,718	(2)	Cellnex Telecom SA	2,270,823	0.4
989,500		Other Securities	9,845,640	1.6
			12,116,463	2.0
		Sweden: 4.9%
212,900		SKF AB - B Shares	3,951,845	0.7
567,713		Svenska Handelsbanken AB	6,201,185	1.0
794,002	(4)	Other Securities	19,277,864	3.2
			29,430,894	4.9
		Switzerland: 5.2%
18,290		Ferguson PLC	1,301,626	0.2
58,835		Nestle SA	5,664,496	1.0
127,783		Novartis AG	10,470,552	1.7
171,880	(4)	Other Securities	14,035,370	2.3
			31,472,044	5.2
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Taiwan: 1.3%
57,198		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	$2,506,416	0.4
600,240		Taiwan Semiconductor Manufacturing Co., Ltd.	5,039,635	0.9
			7,546,051	1.3
		Thailand: 0.5%
799,000		Other Securities	3,280,350	0.5
		United Arab Emirates: 0.1%
62,478	(1)(2)	Network International Holdings PLC	424,466	0.1
		United Kingdom: 13.9%
427,578	(2)	Auto Trader Group PLC	3,160,816	0.5
100,034		Bellway PLC	4,062,132	0.7
77,928		BHP Group PLC ADR	3,672,747	0.6
1,053,700		Cineworld Group PLC	4,372,549	0.7
149,995		Hargreaves Lansdown PLC	4,430,691	0.8
62,449		Intertek Group PLC	4,367,927	0.7
49,500		Next PLC	3,727,044	0.6
391,684		Standard Chartered PLC	3,581,239	0.6
1,553,577		Taylor Wimpey PLC	3,683,240	0.6
35,240		Unilever PLC	2,136,079	0.4
3,553,592	(4)	Other Securities	46,449,875	7.7
			83,644,339	13.9
		United States: 2.2%
6,450	(1)	Mettler Toledo International, Inc.	4,806,927	0.8
69,866		Popular, Inc.	4,031,967	0.7
56,917	(4)	Other Securities	4,469,646	0.7
			13,308,540	2.2
		Total Common Stock (Cost $523,978,775)	574,223,809	95.2
EXCHANGE-TRADED FUNDS: 0.3%
32,290		Other Securities	1,536,036	0.3
		Total Exchange-Traded Funds (Cost $1,493,645)	1,536,036	0.3
PREFERRED STOCK: 0.7%
		China: 0.0%
2,046	(1)(5)(6)	Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	98,188	0.0

See Accompanying Notes to Financial Statements
61

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of April 30, 2019 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
	Germany: 0.7%
23,589	Other Securities	$4,244,895	0.7
	Total Preferred Stock (Cost $3,739,192)	4,343,083	0.7
	Total Long-Term Investments (Cost $529,211,612)	580,102,928	96.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.7%
	Securities Lending Collateral(7): 0.1%
262,558	BNP Paribas S.A., Repurchase Agreement dated 04/30/19, 2.70%, due 05/01/19 (Repurchase Amount $262,577, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $267,809, due 05/21/19-09/09/49) (Cost $262,558)	262,558	0.1
Shares			Value	Percentage of Net Assets
		Mutual Funds: 4.6%
27,944,385	(8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.330% (Cost $27,944,385)	27,944,385	4.6
		Total Short-Term Investments (Cost $28,206,943)	28,206,943	4.7
		Total Investments in Securities (Cost $557,418,555)	$608,309,871	100.9
		Liabilities in Excess of Other Assets	(5,195,741)	(0.9)
		Net Assets	$603,114,130	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
The grouping contains securities on loan.

(4)
The grouping contains non-income producing securities.

(5)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(6)
Restricted security as to resale, excluding Rule 144A securities. As of April 30, 2019, the Fund held restricted securities with a fair value of  $98,188 or 0.0% of net assets. Please refer to the table below for additional details.

(7)
Represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of April 30, 2019.

Sector Diversification	Percentage of Net Assets
Financials	19.1%
Industrials	15.2
Consumer Discretionary	14.6
Communication Services	9.5
Materials	8.1
Health Care	7.8
Consumer Staples	7.7
Information Technology	7.3
Energy	3.0
Real Estate	1.9
Utilities	1.7
Exchange-Traded Funds	0.3
Short-Term Investments	4.7
Liabilities in Excess of Other Assets	(0.9)
Net Assets	100.0%

See Accompanying Notes to Financial Statements
62

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of April 30, 2019 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2019
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$9,210,308	$—	$9,210,308
Austria	—	3,158,977	—	3,158,977
Belgium	—	5,929,248	—	5,929,248
Brazil	1,272,507	—	—	1,272,507
Canada	21,058,223	—	—	21,058,223
China	14,820,588	20,599,927	—	35,420,515
Colombia	3,849,648	—	—	3,849,648
Denmark	—	5,749,000	—	5,749,000
Finland	—	8,526,574	—	8,526,574
France	2,904,141	46,645,989	—	49,550,130
Germany	3,772,239	41,113,963	—	44,886,202
Hong Kong	—	10,124,788	—	10,124,788
India	6,707,695	4,261,845	—	10,969,540
Ireland	9,631,854	—	—	9,631,854
Israel	3,233,367	847,557	—	4,080,924
Italy	—	6,424,524	—	6,424,524
Japan	—	80,559,931	—	80,559,931
Netherlands	2,337,597	22,960,740	—	25,298,337
Norway	—	12,868,610	—	12,868,610
Portugal	2,620,026	—	—	2,620,026
Russia	971,496	—	—	971,496
Singapore	708,255	9,075,764	—	9,784,019
South Africa	565,985	6,285,270	—	6,851,255
South Korea	—	24,204,026	—	24,204,026
Spain	—	12,116,463	—	12,116,463
Sweden	3,148,099	26,282,795	—	29,430,894
Switzerland	2,726,076	28,745,968	—	31,472,044
Taiwan	2,506,416	5,039,635	—	7,546,051
Thailand	—	3,280,350	—	3,280,350
United Arab Emirates	424,466	—	—	424,466
United Kingdom	3,672,747	79,971,592	—	83,644,339
United States	13,308,540	—	—	13,308,540
Total Common Stock	100,239,965	473,983,844	—	574,223,809
Exchange-Traded Funds	1,536,036	—	—	1,536,036
Preferred Stock	—	4,244,895	98,188	4,343,083
Short-Term Investments	27,944,385	262,558	—	28,206,943
Total Investments, at fair value	$129,720,386	$478,491,297	$98,188	$608,309,871

See Accompanying Notes to Financial Statements
63

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of April 30, 2019 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2019
Other Financial Instruments+
Forward Foreign Currency Contracts	—	30,416	—	30,416
Total Assets	$129,720,386	$478,521,713	$98,188	$608,340,287
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(4,159)	$—	$(4,159)
Total Liabilities	$—	$(4,159)	$—	$(4,159)

(1)
For the period ended April 30, 2019, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2019, securities valued at $9,638,704 and $9,064,998 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2019, Voya Multi-Manager International Equity Fund held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	10/19/2015	$56,114	$98,188
		$56,114	$98,188
At April 30, 2019, the following forward foreign currency contracts were outstanding for Voya Multi-Manager International Equity Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 148,152	EUR 132,539	BNP Paribas	05/02/19	$(504)
USD 998,952	JPY 111,551,907	Credit Suisse International	05/09/19	(3,071)
JPY 202,599,597	USD 1,813,507	HSBC Bank USA N.A.	05/07/19	6,038
USD 657,937	EUR 586,679	JPMorgan Chase Bank N.A.	05/03/19	1,065
BRL 178,895	USD 45,497	Morgan Stanley & Co. International PLC	05/02/19	126
BRL 197,117	USD 50,023	Morgan Stanley & Co. International PLC	05/03/19	248
BRL 695,867	USD 177,585	Morgan Stanley & Co. International PLC	05/06/19	(95)
USD 91,936	HKD 721,158	Standard Chartered Bank	05/02/19	8
USD 78,351	JPY 8,763,483	State Street Bank and Trust Co.	05/08/19	(361)
SEK 238,189	USD 25,106	The Bank of New York Mellon	05/03/19	(128)
JPY 374,682,793	USD 3,357,674	The Bank of New York Mellon	05/07/19	7,349
JPY 906,292,909	USD 8,124,537	The Bank of New York Mellon	05/08/19	15,582
				$26,257
Currency Abbreviations
BRL – Brazilian Real
EUR – EU Euro
HKD – Hong Kong Sar Dollar
JPY – Japanese Yen
SEK – Swedish Krona
USD – United States Dollar
See Accompanying Notes to Financial Statements
64

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of April 30, 2019 (Unaudited) (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$30,416
Total Asset Derivatives		$30,416
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$4,159
Total Liability Derivatives		$4,159
The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$13,129
Total	$13,129

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$26,405
Total	$26,405
The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2019:
	BNP Paribas	Credit Suisse International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	Standard Chartered Bank	State Street Bank and Trust Co.	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$—	$—	$6,038	$1,065	$374	$8	$—	$22,931	$30,416
Total Assets	$—	$—	$6,038	$1,065	$374	$8	$—	$22,931	$30,416
Liabilities:
Forward foreign currency contracts	$504	$3,071	$—	$—	$95	$—	$361	$128	$4,159
Total Liabilities	$504	$3,071	$—	$—	$95	$—	$361	$128	$4,159
Net OTC derivative instruments by counterparty, at fair value	$(504)	$(3,071)	$6,038	$1,065	$279	$8	$(361)	$22,803	$26,257
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(504)	$(3,071)	$6,038	$1,065	$279	$8	$(361)	$22,803	$26,257

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements
65

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of April 30, 2019 (Unaudited) (continued)

At April 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $561,203,019.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$67,915,090
Gross Unrealized Depreciation	(20,809,697)
Net Unrealized Appreciation	$47,105,393
See Accompanying Notes to Financial Statements
66

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of April 30, 2019 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.0%
		Australia: 9.0%
242,114		Dexus	$2,137,561	0.5
446,514		GPT Group	1,806,174	0.4
21,605		Macquarie Group Ltd.	2,053,212	0.4
21,387		Rio Tinto Ltd.	1,441,535	0.3
733,757		Stockland	1,953,356	0.4
130,253		Wesfarmers Ltd.	3,306,120	0.7
102,768		Westpac Banking Corp.	1,996,412	0.4
129,861		Woolworths Group Ltd	2,915,708	0.6
5,149,246	(1)	Other Securities	24,783,777	5.3
			42,393,855	9.0
		Austria: 0.5%
34,767		OMV AG	1,864,878	0.4
18,572		Other Securities	602,681	0.1
			2,467,559	0.5
		Belgium: 0.5%
44,855		Other Securities	2,422,674	0.5
		Brazil: 0.1%
40,062		Other Securities	511,992	0.1
		Cambodia: 0.0%
74,000		Other Securities	95,027	0.0
		Canada: 6.7%
20,689	(2)	Hydro One Ltd.	334,804	0.1
40,098		Rogers Communications, Inc.	2,018,818	0.4
84,918		Suncor Energy, Inc.	2,800,386	0.6
628,531	(1)	Other Securities	26,196,641	5.6
			31,350,649	6.7
		China: 2.1%
37,800		Tencent Holdings Ltd.	1,863,074	0.4
5,458,610	(1)	Other Securities	8,004,168	1.7
			9,867,242	2.1
		Denmark: 2.0%
56,273		Novo Nordisk A/S	2,757,071	0.6
5,377	(2)	Orsted A/S	411,658	0.1
23,744		Vestas Wind Systems A/S	2,148,449	0.5
46,756	(1)	Other Securities	3,963,351	0.8
			9,280,529	2.0
		Finland: 1.3%
71,257		UPM-Kymmene OYJ	2,011,936	0.4
143,631		Other Securities	3,981,604	0.9
			5,993,540	1.3
		France: 6.3%
177,135		Engie SA	2,629,137	0.5
48,403		Klepierre SA	1,719,960	0.4
83,373		Peugeot S.A.	2,185,955	0.5
37,574		Sanofi	3,278,318	0.7
416,118	(1)	Other Securities	19,712,027	4.2
			29,525,397	6.3
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Germany: 4.9%
26,494		BASF SE	$2,163,004	0.5
11,456	(2)	Covestro AG	629,482	0.1
13,718	(2)	Deutsche Pfandbriefbank AG	191,544	0.1
3,364	(2)	Innogy SE	156,167	0.0
674,246	(1)(3)	Other Securities	19,680,593	4.2
			22,820,790	4.9
		Hong Kong: 4.1%
390,000		Link REIT	4,556,743	1.0
113,500		Sun Hung Kai Properties Ltd.	1,958,822	0.4
650,000	(2)	WH Group Ltd.	769,089	0.1
3,273,439	(4)	Other Securities	12,113,051	2.6
			19,397,705	4.1
		India: 0.7%
1,094,366	(1)	Other Securities	3,090,741	0.7
		Ireland: 0.2%
21,706	(3)	Other Securities	1,195,531	0.2
		Israel: 0.8%
792,538	(1)	Other Securities	3,547,768	0.8
		Italy: 2.2%
45,146	(2)(5)	Enav SpA	246,539	0.1
447,270		Enel S.p.A.	2,832,198	0.6
701		Ferrari NV	95,078	0.0
33,722	(2)	Poste Italiane SpA	360,402	0.1
1,322,423	(1)	Other Securities	6,808,938	1.4
			10,343,155	2.2
		Japan: 18.3%
50,900		AGC, Inc.	1,736,597	0.4
158,900		Astellas Pharma, Inc.	2,152,122	0.4
258,300		Marubeni Corp.	1,850,873	0.4
135,600		Mitsui & Co., Ltd.	2,193,276	0.5
53,900		Sumitomo Mitsui Financial Group, Inc.	1,959,062	0.4
35,600		Toyota Motor Corp.	2,204,012	0.5
9,100		Toyota Tsusho Corp.	302,263	0.0
3,569,331	(1)	Other Securities	73,581,687	15.7
			85,979,892	18.3
		Luxembourg: 0.0%
5,439		Other Securities	92,543	0.0
		Mexico: 0.1%
204,100		Other Securities	599,669	0.1
		Netherlands: 4.5%
3,230	(2)	GrandVision NV	72,687	0.0
173,724		Koninklijke Ahold Delhaize NV	4,187,042	0.9
9,170		Koninklijke DSM NV	1,048,792	0.2
115,378		Koninklijke KPN NV	354,599	0.1

See Accompanying Notes to Financial Statements
67

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of April 30, 2019 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Netherlands (continued)
61,119		Koninklijke Philips NV	$2,624,688	0.6
1,612		Koninklijke Vopak NV	71,981	0.0
14,588	(2)	Signify NV	437,355	0.1
78,550		Royal Dutch Shell PLC - Class A	2,502,718	0.5
65,203		Royal Dutch Shell PLC - Class B	2,104,323	0.4
51,691		Unilever NV	3,127,555	0.7
68,805	(1)	Other Securities	4,754,155	1.0
			21,285,895	4.5
		New Zealand: 0.6%
930,132		Other Securities	2,800,789	0.6
		Norway: 1.5%
24,258	(2)(5)	Aker Solutions ASA	124,540	0.0
104,757		Equinor ASA	2,335,205	0.5
92,322		Telenor ASA	1,855,845	0.4
150,122		Other Securities	2,797,576	0.6
			7,113,166	1.5
		Poland: 0.5%
478,518	(1)	Other Securities	2,230,912	0.5
		Portugal: 0.3%
231,455		Other Securities	1,243,781	0.3
		Russia: 0.5%
235,903		Other Securities	2,218,234	0.5
		Singapore: 1.5%
20,900	(2)	BOC Aviation Ltd.	179,646	0.0
3,700,800		Other Securities	6,936,404	1.5
			7,116,050	1.5
		South Korea: 2.4%
74,545		Samsung Electronics Co., Ltd.	2,930,903	0.6
264,288	(1)	Other Securities	8,507,374	1.8
			11,438,277	2.4
		Spain: 3.4%
58,614		ACS Actividades de Construccion y Servicios SA	2,695,446	0.6
7,227	(2)	Aena SME SA	1,341,826	0.3
32,916		Amadeus IT Group SA	2,623,305	0.5
2,640	(2)	Cellnex Telecom SA	81,323	0.0
237,556		Iberdrola S.A.	2,158,773	0.5
436,148		Other Securities	6,961,414	1.5
			15,862,087	3.4
		Sweden: 3.4%
138,321		Sandvik AB	2,561,481	0.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Sweden (continued)
857,263	(1)	Other Securities	$13,500,882	2.9
			16,062,363	3.4
		Switzerland: 4.7%
22,875		Ferguson PLC	1,627,922	0.3
33,620		Nestle SA	3,236,855	0.7
23,467		Novartis AG	1,922,888	0.4
17,015		Roche Holding AG	4,489,635	1.0
79,093	(1)	Other Securities	10,606,291	2.3
			21,883,591	4.7
		Taiwan: 1.4%
9,408,000		Other Securities	6,718,207	1.4
		United Kingdom: 13.3%
241,407		3i Group PLC	3,377,875	0.7
27,518	(2)	Auto Trader Group PLC	203,423	0.0
285,407		BP PLC	2,075,398	0.4
83,845		Burberry Group PLC	2,209,907	0.5
175,723		GlaxoSmithKline PLC	3,609,923	0.8
525,608		Legal & General Group PLC	1,911,393	0.4
2,695,734		Lloyds Banking Group Plc	2,204,669	0.5
20,849	(2)	Merlin Entertainments PLC	99,702	0.0
168,509		Pearson PLC	1,825,442	0.4
61,054		Rio Tinto PLC	3,561,839	0.8
36,437		Unilever PLC	2,208,635	0.5
5,385,705	(1)	Other Securities	38,973,005	8.3
			62,261,211	13.3
		United States: 0.2%
40,386	(1)	Other Securities	932,703	0.2
		Total Common Stock (Cost $451,112,244)	460,143,524	98.0
PREFERRED STOCK: 0.1%
		Germany: 0.1%
4,572		Other Securities	291,025	0.1
		South Korea: 0.0%
2,346		Other Securities	74,840	0.0
		Spain: 0.0%
3,188		Other Securities	61,373	0.0
		United Kingdom: 0.0%
4,339,094	(1)	Other Securities	5,658	0.0
		Total Preferred Stock (Cost $459,078)	432,896	0.1
		Total Long-Term Investments (Cost $451,571,322)	460,576,420	98.1

See Accompanying Notes to Financial Statements
68

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of April 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.5%
	Securities Lending Collateral(6): 0.2%
741,987	RBC Dominion Securities Inc., Repurchase Agreement dated 04/30/19, 2.72%, due 05/01/19 (Repurchase Amount $742,042, collateralized by various U.S. Government Agency Obligations, 2.652%-7.000%, Market Value plus accrued interest $756,827, due 04/01/34-04/20/49) (Cost $741,987)	$741,987	0.2
Shares			Value	Percentage of Net Assets
		Mutual Funds: 4.3%
528,833	(7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.330%	528,833	0.1
19,797,000	(7)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.330%	19,797,000	4.2
		Total Mutual Funds (Cost $20,325,833)	20,325,833	4.3
		Total Short-Term Investments (Cost $21,067,820)	21,067,820	4.5
		Total Investments in Securities (Cost $472,639,142)	$481,644,240	102.6
		Liabilities in Excess of Other Assets	(12,154,039)	(2.6)
		Net Assets	$469,490,201	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
The grouping contains securities on loan.

(4)
The grouping contains Level 3 securities.

(5)
Non-income producing security.

(6)
Represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of April 30, 2019.

Sector Diversification	Percentage of Net Assets
Industrials	17.3%
Financials	11.3
Consumer Staples	10.1
Real Estate	9.4
Consumer Discretionary	9.1
Materials	8.2
Energy	7.4
Utilities	7.0
Health Care	6.9
Communication Services	6.1
Information Technology	5.3
Short-Term Investments	4.5
Liabilities in Excess of Other Assets	(2.6)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2019
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$42,393,855	$—	$42,393,855
Austria	—	2,467,559	—	2,467,559
Belgium	—	2,422,674	—	2,422,674
Brazil	511,992	—	—	511,992
Cambodia	—	95,027	—	95,027
Canada	31,350,649	—	—	31,350,649
See Accompanying Notes to Financial Statements
69

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of April 30, 2019 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2019
China	911,149	8,956,093	—	9,867,242
Denmark	449,889	8,830,640	—	9,280,529
Finland	378,393	5,615,147	—	5,993,540
France	2,754,396	26,771,001	—	29,525,397
Germany	1,796,625	21,024,165	—	22,820,790
Hong Kong	120,105	18,961,059	316,541	19,397,705
India	—	3,090,741	—	3,090,741
Ireland	515,132	680,399	—	1,195,531
Israel	64,672	3,483,096	—	3,547,768
Italy	—	10,343,155	—	10,343,155
Japan	—	85,979,892	—	85,979,892
Luxembourg	92,543	—	—	92,543
Mexico	599,669	—	—	599,669
Netherlands	437,355	20,848,540	—	21,285,895
New Zealand	90,658	2,710,131	—	2,800,789
Norway	—	7,113,166	—	7,113,166
Poland	—	2,230,912	—	2,230,912
Portugal	108,463	1,135,318	—	1,243,781
Russia	—	2,218,234	—	2,218,234
Singapore	—	7,116,050	—	7,116,050
South Korea	1,046,025	10,392,252	—	11,438,277
Spain	152,334	15,709,753	—	15,862,087
Sweden	410,371	15,651,992	—	16,062,363
Switzerland	434,082	21,449,509	—	21,883,591
Taiwan	—	6,718,207	—	6,718,207
United Kingdom	297,246	61,963,965	—	62,261,211
United States	932,703	—	—	932,703
Total Common Stock	43,454,451	416,372,532	316,541	460,143,524
Preferred Stock	89,574	343,322	—	432,896
Short-Term Investments	20,325,833	741,987	—	21,067,820
Total Investments, at fair value	$63,869,858	$417,457,841	$316,541	$481,644,240
Other Financial Instruments+
Forward Foreign Currency Contracts	—	58,966	—	58,966
Futures	62,917	—	—	62,917
Total Assets	$63,932,775	$417,516,807	$316,541	$481,766,123

(1)
For the period ended April 30, 2019, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2019, securities valued at $797,816 and $4,084,960 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy. In addition, certain securities valued at $100,419 were transferred from Level 2 to Level 3 due to significant unobservable inputs.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
70

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of April 30, 2019 (Unaudited) (continued)

At April 30, 2019, the following forward foreign currency contracts were outstanding for Voya Multi-Manager International Factors Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY 1,741,005,326	USD 15,576,985	The Bank of New York Mellon	05/07/19	$58,966
				$58,966
At April 30, 2019, the following futures contracts were outstanding for Voya Multi-Manager International Factors Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI EAFE Index	59	06/21/19	$5,655,150	$62,917
			$5,655,150	$62,917
Currency Abbreviations
JPY – Japanese Yen
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$58,966
Equity contracts	Net Assets — Unrealized appreciation*	62,917
Total Asset Derivatives		$121,883

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$117,609	$117,609
Foreign exchange contracts	(5,221)	—	(5,221)
Total	$(5,221)	$117,609	$112,388
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$156,765	$156,765
Foreign exchange contracts	58,970	—	58,970
Total	$58,970	$156,765	$215,735
See Accompanying Notes to Financial Statements
71

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of April 30, 2019 (Unaudited) (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2019:
The Bank of New York Mellon
Assets:
Forward foreign currency contracts	$58,966
Total Assets	$58,966
Net OTC derivative instruments by counterparty, at fair value	$58,966
Total collateral pledged by the Fund/(Received from counterparty)	$—
Net Exposure(1)	$58,966

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At April 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $475,556,720.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$25,850,100
Gross Unrealized Depreciation	(19,404,419)
Net Unrealized Appreciation	$6,445,681
See Accompanying Notes to Financial Statements
72

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contracts AND SUB-ADVISORY CONTRACTS
At a meeting held on November 16, 2018, the Board of Trustees (“Board”) of Voya Mutual Funds (the “Trust”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of Voya Global Corporate Leaders® 100 Fund, Voya Global Equity Dividend Fund, Voya International High Dividend Low Volatility Fund, Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund, and Voya Multi-Manager International Factors Fund, each a series of the Trust (the “Funds”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with the sub-adviser(s) to each Fund (the “Sub-Advisers”) for an additional one year period ending November 30, 2019. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2018, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Advisers (collectively, such persons are referred to herein as “management”) on October 11, 2018, and November 14, 2018, specifically to review and consider materials related to the proposed continuance of each Management Contract and each Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts
Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on that Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Funds, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Funds as set forth in the Management Contracts, including oversight of the Funds’ operations and risk management and the oversight of their various other service providers.

73

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Advisers with respect to the Funds under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, each Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Advisers to the Funds and the level of resources committed to the Funds (and other relevant funds in the Voya funds) by the Manager and the Sub-Advisers, and whether those resources are sufficient to provide high-quality services to the Funds.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser under the Management Contracts and respective Sub-Advisory Contracts were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. In addition, the Board considered investment performance of Voya Global Equity Dividend Fund and Voya International High Dividend Low Volatility Fund compared to an additional performance peer group that is approved by each Fund’s respective IRC due to the unique investment structure or strategy of that Fund. With respect to Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund, and Voya Multi-Manager International Factors Fund, the Board also reviewed the performance of the Fund assets allocated by the Manager to each Sub-Adviser. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Advisers as a Fund grows larger and the extent to which any such economies are shared with the Fund. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Funds do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the respective Sub-Advisers could be shared with each Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Advisers to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Advisers, as applicable, for these differences. For the

74

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non-Voya-affiliated Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee schedules.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Funds, including whether the Manager intends to propose any changes thereto. For each Fund, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Fund, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Fund both with and without taking into account the profitability of the distributor of the Funds and any revenue sharing payments made by the Manager. The Board did not request profitability data from the Sub-Advisers that are not affiliated with the Manager because the Board did not view this data as being a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Funds. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Advisers and their respective affiliates from their association with the Funds, including their ability to engage in soft-dollar transactions on behalf of the Funds. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Funds and the Manager and Sub-Advisers’ potential fall-out benefits were not unreasonable.
Fund-by-Fund Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 11, 2018, November 14, 2018, and/or November 16, 2018 meetings in relation to approving each Fund’s Management Contracts and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category, as well as its primary benchmark and, in the case of Voya Global Equity Dividend Fund and Voya International High Dividend Low Volatility Fund, a performance peer group. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest (worst) performance. The performance data provided to the Board primarily was for various periods ended March 31, 2018. In addition, the Board also considered at its October 11, 2018, November 14, 2018, and November 16, 2018 meetings certain additional data regarding each Fund’s more recent performance, asset levels and asset flows. Each Fund’s

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group.
Voya Global Corporate Leaders® 100 Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global Corporate Leaders® 100 Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the third quintile of its Morningstar category for the one-year period, and the fourth quintile for the year-to-date period; and (2) the Fund underperformed its primary benchmark for the year-to-date and one-year periods. In analyzing this performance data, the Board took into account: (1) that the Fund commenced operations in December 2016, and therefore had a limited operating history for the purpose of analyzing its performance; (2) management’s representations regarding the impact of sector allocation on the Fund’s performance; and (3) management’s confidence in the Sub-Adviser’s ability to execute the Fund’s investment strategy.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Global Equity Dividend Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global Equity Dividend Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the fourth quintile of its Morningstar category for the three-year period, and the fifth (lowest) quintile for the year-to-date, one-year, five-year and ten-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) management’s representations of the effect that the composition of the Fund’s Morningstar category had on the Fund’s performance relative to its Morningstar category due to, among other matters, differences between the Fund’s strategies and the strategies of the majority of the other funds in the category; (2) management’s representations regarding the Fund’s performance relative to its Performance Peer Group in recent periods; (3) management’s representations regarding the impact of security selection on the Fund’s performance; and (4) management’s confidence in the ability of the Sub-Adviser to execute the Fund’s investment strategy.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Fund’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya International High Dividend Low Volatility Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya International High Dividend Low Volatility Fund (formerly, Voya Global High Dividend Low Volatility Fund), the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the fourth quintile of its Morningstar category for all periods presented; and (2) the Fund underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) that the Fund commenced operations in December 2016, and therefore had a limited operating history for the purpose of analyzing its performance; (2) management’s representations that there was a change in the Fund’s portfolio management team and investment strategies in May 2018; (3) management’s representations regarding the impact of security selection on the Fund’s performance; and (4) management’s confidence in the Sub-Adviser’s ability to execute the Fund’s investment strategy.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Multi-Manager Emerging Markets Equity Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Multi-Manager Emerging Markets Equity Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the first (highest) quintile of its Morningstar category for the one-year and three-year periods, the third quintile for the five-year period, and the fourth quintile for the year-to-date period; and (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it underperformed.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is equal to the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is equal to the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Voya Multi-Manager International Equity Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Multi-Manager International Equity Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, the third quintile for the three-year period, and the fourth quintile for the five-year period; and (2) the Fund outperformed its primary benchmark for the year-to-date and one-year periods and underperformed for the three-year and five-year periods.
In analyzing this performance data, the Board took into account: (1) management’s representations with respect to a restructuring of the Fund, including changes to the sub-advisers managing the Fund, which became effective in January 2017; and (2) that, during more recent periods, the Fund’s performance has improved.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Multi-Manager International Factors Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Multi-Manager International Factors Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the second quintile of its Morningstar category for all periods presented; and (2) the Fund outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
BOARD CONSIDERATION AND APPROVAL OF NEW SUB-SUB-ADVISORY CONTRACTS
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that an investment company, such as Voya Mutual Funds (“VMF”), on behalf of Voya Multi-Manager Emerging Markets Equity Fund (the “Fund”), a series of VMF, can enter into a new sub-sub-advisory agreement, only if the Board of Trustees of VMF (the “Board”), including a majority of Board members who have no direct or indirect interest in the sub-sub-advisory

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

agreement, and who are not “interested persons” of the Fund (“Independent Trustees”), approve the new arrangement. Thus, at a meeting on January 25, 2019, the Board considered a proposal by management that the Board approve a sub-sub-advisory agreement between Delaware Investment Fund Advisers (“Delaware”) and Macquarie Investment Management Global Limited (“MIMGL”) and a sub-sub-advisory agreement between Delaware and Macquarie Funds Management Hong Kong Limited (“MFMHKL”) (together, the “Sub-Sub-Advisers”) (the “New Sub-Sub-Advisory Agreements”) under which MIMGL and MFMHKL would serve as the sub-sub-advisers to Delaware’s portion of the Fund. The Fund has been sub-advised by Delaware, a series of Macquarie Investment Management Business Trust, and J.P. Morgan Investment Management Inc. since October 11, 2011, and by Van Eck Associates Corporation since August 24, 2015.
In determining whether to approve the New Sub-Sub-Advisory Agreements, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the New Sub-Sub-Advisory Agreements should be approved for the Fund.
The materials provided to the Board to inform its consideration of whether to approve the New Sub-Sub-Advisory Agreements included the following: (1) memoranda and related materials provided to the Board in advance of its January 25, 2019 meeting discussing: (a) Delaware’s rationale for requesting that MIMGL and MFMHKL be added as sub-sub-advisers to the Fund, including a discussion of the services MIMGL and MFMHKL would provide under the New Sub-Sub-Advisory Agreements; and (b) how MIMGL and MFMHKL would support Delaware’s investment process and trading for Delaware’s portion of the Fund; (2) Delaware’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (3) supporting documentation, including a copy of each of the proposed New Sub-Sub-Advisory Agreements; and (4) other information relevant to the Board’s evaluation.
In reviewing the proposed New Sub-Sub-Advisory Agreements, the Board considered a number of factors, including, but not limited to, the following: (1) the view of Voya Investments, LLC, the investment adviser to the Fund (the “Adviser”), regarding the reputation of Delaware, MIMGL, and MFMHKL, and their current and proposed services, respectively; (2) the nature, extent and quality of the services to be provided by MIMGL and MFMHKL under the New Sub-Sub-Advisory Agreements, including that MIMGL and MFMHKL would only provide quantitative, research and/or trading support to Delaware with respect to Delaware’s portion of the Fund; (3) the personnel, operations, financial condition, investment management capabilities and resources of MIMGL and MFMHKL; (4) that MIMGL and MFMHKL would not receive any fees under the New Sub-Sub-Advisory Agreements; and (5) the potential fall-out benefits to MIMGL and MFMHKL and their affiliates from their relationship with the Fund.
The Board did not consider the profitability of MIMGL and MFMHKL under the respective New Sub-Sub-Advisory Agreements because it did not view this data as essential to its deliberations, given the arm’s-length nature of the relationship between the Adviser and Delaware, MIMGL and MFMHKL, none of which is affiliated with the Adviser, with respect to the negotiation of sub-advisory fee rates and that MIMGL and MFMHKL would not receive any fees under the New Sub-Sub-Advisory Agreements. The Board also considered the expected “fall-out” benefits that would accrue to MIMGL and MFMHKL and their affiliates from MIMGL’s and MFMHKL’s relationships with the Fund, such as the ability to engage in soft-dollar transactions and the benefits to Delaware’s, MIMGL’s and MFMHKL’s image from servicing the Fund, were reasonable. The Board determined that any economies of scale that may be realized by MIMGL and MFMHKL as Delaware’s portion of the Fund (or MIMGL’s and MFMHKL’s allocations of Delaware’s portion of the Fund) grows larger were not relevant to the Board’s consideration of the New Sub-Sub-Advisory Agreements because no fees would be paid to MIMGL and MFMHKL under the New Sub-Sub-Advisory Agreements. With respect to performance, the Board considered Delaware’s representations regarding the potential benefits to the Fund of adding MIMGL and MFMHKL as sub-sub-advisers.
After its deliberation, the Board reached the following conclusions: (1) MIMGL and MFMHKL should be appointed to serve as sub-sub-advisers to the Fund under the New Sub-Sub-Advisory Agreements; (2) the nature, extent and quality of the services to be provided by MIMGL and MFMHKL under the New Sub-Sub-Advisory Agreements was reasonable; and (3) the sub-sub-advisory fee rate schedules under the New Sub-Sub-Advisory Agreements are reasonable. Based on these conclusions and other factors, the Board voted to approve the New Sub-Sub-Advisory Agreements for the Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

79

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
167702          (0419-062419)

Semi-Annual Report

April 30, 2019

Classes A, C, I, O, R, R6 and W

■  Voya Global Real Estate Fund

■  Voya International Real Estate Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports, like this semi-annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from each Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

  E-Delivery Sign-up — details inside

INVESTMENT MANAGEMENT voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	8
Statements of Assets and Liabilities	9
Statements of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15
Summary Portfolios of Investments (“Portfolio of Investments”)	26
Advisory and Sub-Advisory Contract Approval Discussion	34

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. This report contains a summary portfolio of investments for the Funds. The Funds’ Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Funds’ complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

The Fed Holds, the Economy Carries on...Trade Wars Reignite

Dear Shareholder,

As expected, at its April—May meeting the Federal Open Market Committee (“FOMC”) voted unanimously to hold the Federal Funds rate steady in the 2.25—2.50% range. The post-meeting press release acknowledged the solid economic backdrop and weaker inflation, and reiterated that the U.S. Federal Reserve Board will remain “patient” as it evaluates potential future adjustments to the target range. Chairman Powell noted that he does not see a strong case for moving rates up or down.

The financial markets took the news in stride, at least until concerns of a trade war between the U.S. and China resurfaced. While lingering trade uncertainty is likely to induce short-term market volatility, in our opinion, we do not see recent developments as a threat to our longer-term outlook. In our view, economic conditions point to slowdown, not recession; the latest FOMC decision seems to confirm our view. In our opinion, the stable interest rates, low inflation and near-trend growth point to continued equity performance and moderately higher Treasury rates.

Despite the broad-based rally in financial assets that has unfolded over the course of this year, investors have been buying bonds and selling equities. We think this is a reflection of skittish sentiment after the gut-wrenching sell-off in late 2018. We continue to believe the economy and financial markets are in the late phases of the business cycle. Though we expect this cycle to persist into 2020, the risks attendant upon late-cycle investing prevail: heightened episodes of volatility are likely to intensify the pain of mistakes.

A common response among investors at such times is to pull back, seeking to avoid losses; in our view, this is a strategic error. No one can predict with certainty how the risks currently roiling the markets will shake out. We think it best to maintain a well-diversified portfolio, stick with your investment plan and avoid the temptation to time market exits or entries. Change your strategy only if your long-term goals change; discuss any changes thoroughly with your financial advisor before taking action.

Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
June 3, 2019

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  SIX MONTHS ENDED APRIL 30, 2019

Our new fiscal year opened with global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvestment dividends, having slumped 6.80% in October. Markets were increasingly unnerved by an intensifying economic slowdown outside of the U.S., exacerbating existing concerns about a potential trade war between the U.S. and China in particular, and in general the trade-dampening effects of U.S. tariffs and counter tariffs. (The Index returned 8.83% for the six-months ended April 30, 2019, measured in U.S. dollars.)

Furthermore, the Federal Open Market Committee (“FOMC”) still seemed intent on raising interest rates, despite no apparent inflationary threat. In December the FOMC raised rates for the fourth time in 2018, from 2.25% to 2.50%. Chairman Powell signaled two more increases in 2019, instead of a hoped for pause. Was this a policy mistake in an already late-cycle economy, for which the boost from tax cuts and increased government spending would surely fade? As 2019 ended, the Index was down, coincidentally, another 6.80% in our fiscal year to date.

Yet the equity investor who found this all too much and sold out near year-end would have missed a rebound as intense as it was unexpected, propelling the Index to a new record, up 8.90% for the six-months through April.

Two main factors drove the recovery. Firstly, Powell changed his tune and said repeatedly that the FOMC would be “patient” as the economic data evolved. On March 20, he all but committed to no more increases in 2019. Secondly, on trade, the view emerged that, as far apart as the U.S. and China were on key issues, both were motivated to find some face-saving “deal” that would stop an escalation of the tariff war, if not roll them back.

On the perception of slowing global growth, there was little relief from most of the incoming data, although April provided some late respite.

In Europe, the euro zone’s annual growth in gross domestic product (“GDP”) in the fourth quarter of 2018 was just 1.1%. Weakness in Germany, Europe’s manufacturing powerhouse, was a particular source of concern. In March, the European Central Bank loosened policy guidance and forecast euro zone growth in 2019 to stay at 1.1%. In the UK, Prime Minister May’s proposal to secure Brexit was defeated in parliament for the third time on March 29. The European Union granted an extension to October 31 to try to find some consensus.

In Japan the economy returned to growth in the fourth quarter, 1.9% annualized, after falling 2.4% in the prior quarter. But the Bank of Japan became the latest central bank to emphasize loose policy, since target inflation of 2% seemed as far away as ever.

China’s GDP grew at 6.6% in 2018 over 2017, the smallest advance in 28 years. The official target for 2019 was lowered to 6.0% from 6.5%. Manufacturing activity was in contraction, industrial production was growing at its slowest pace in 17 years and both exports and imports were falling. Some welcome improvement was seen in April.

In the U.S., GDP growth in the fourth quarter of 2018 fell to a more modest 2.2%, after 3.4% in the third. In late March, after weak manufacturing data from Europe was aggravated by a similar report in the U.S., a rather worrying pattern of Treasury yields emerged (see below). Industrial production and retail sales were slack in March, but the latter rebounded sharply in April. Finally first quarter GDP growth surprised to the upside at 3.2%, although it was flattered by volatile inventory and trade elements.

As the fiscal half-year ended, notwithstanding the tepid-to-mixed picture painted above, the path of least resistance for the Index still seemed to be upwards.

In U.S. fixed income markets, the Treasury yield curve mostly fell and flattened over the half-year. It became partially inverted in March, with the yield on the three-month bill greater than the yield on the ten-year note for the first time since 2007. This is thought by some to portend economic weakness, as it implies declining short-term rates. For the half-year, the Bloomberg Barclays U.S. Aggregate Bond Index returned 5.49%.

U.S. equities, represented by the S&P 500® Index including dividends, rose 9.76% to a new record, despite the worst December since 1931. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, 13% in the fourth, but were set to fall in early 2019. Consumer discretionary was the top performing sector, up 15.24%. Energy was weakest, up just 0.07%.

In currencies, the dollar rose 0.86% against the euro, but lost 2.00% against the pound and 1.42% against the yen. These were small moves in what still looked like a bullish dollar trend. The receding prospect of a no-deal Brexit probably supported the pound.

International markets benefited during the period from the softening tone of central banks and the prospects for a U.S./China trade deal. Yet the MSCI Japan® Index fell 0.01%, the milder recovery perhaps reflecting Japan’s own vulnerability to a trade war. The MSCI Europe ex UK® Index jumped 10.01%. BofA Securities noted that for the first time in their survey of fund managers, bearish positioning against European stocks was the most “crowded trade”. This would tend to support markets on any kind of positive news. The MSCI UK® Index added 6.09%. As usual, a large contribution was made by a few heavily weighted constituents. In this case, half the gain came from two stocks in each of the financials, consumer staples and materials sectors.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
FTSE EPRA Nareit Developed Index
The index is designed to track the performance of listed real estate companies and real-estate investment trusts (“REITs”) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

FTSE EPRA Nareit Developed ex-U.S. Index
The index is designed to track the performance of listed real estate companies and real-estate investment trusts (“REITs”) outside the United States. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

3

VOYA GLOBAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of April 30, 2019 (as a percentage of net assets)
United States	53.3%
Japan	11.8%
Hong Kong	8.6%
Germany	5.2%
United Kingdom	4.7%
Australia	4.2%
Sweden	3.2%
Singapore	2.1%
Canada	1.9%
France	1.0%
Countries between 0.4%-1.0%^	3.8%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 6 countries, which each represents 0.4%-1.0% of net assets.
Portfolio holdings are subject to change daily.

Voya Global Real Estate Fund (the “Fund”) seeks to provide investors with high total return consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA, Chief Executive Officer and Global Chief Investment Officer, Steven D. Burton, CFA, Co-Chief Investment Officer, and Joseph P. Smith, CFA, President and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the six-months ended April 30, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 12.22%, compared to the FTSE EPRA NAREIT Developed Net Index and S&P 500® Index, which returned 10.75% and 9.76%, respectively, for the same period.

Portfolio Specifics: Global real estate stocks generated a total return of 10.80% over the past six months as all regions delivered positive performance. Property stocks in the Asia-Pacific region were the best performers, up 16.1%, led by the solid performance of Hong Kong property stocks which were up 28.8% during the period. The Americas region performed in-line during the period while Europe lagged.

Real estate companies should generate earnings growth in the 4% range in 2019, in our view. With earnings of real estate companies generated by contractual leases, we believe the quality and consistency of earnings is high. This contrasts with broad equities which are seeing sharply decelerating earnings growth. The growth in S&P 500 companies’ earnings alone is decelerating from 22% in 2018 to less than one-third of this in 2019 versus real estate company earnings which remain in the 4% range. Additionally, real estate dividend yield remains attractive at nearly 4% and should grow again in 2020, in our opinion. We believe that dividends should grow at least in-line with earnings, as real estate companies will pay out nearly half of their total return as cash payouts to shareholders.

M&A activity should continue to support listed property companies as the gap between private real estate and public company valuation remains too wide, in our opinion. We believe that this should keep cap rates relatively low despite upward pressure on interest rates. Real estate companies trading at a 4% discount to our estimate of inherent real estate value of net asset value, or an implied unleveraged cash flow yield of 5.5%. We believe real estate stocks remain attractively priced relative to private real estate and competing asset classes. This is particularly true given the significant private capital which has been raised by private equity funds, which real estate firm Preqin estimates to be $295 billion as of the end of December 2018. With leverage, this capital easily implies more than $500 billion of potential buying power from private market buyers, in our view. If history is any guide, we believe that it is highly likely that some of this capital finds its way into the listed real estate market via further M&A.

Top Ten Holdings as of April 30, 2019 (as a percentage of net assets)
ProLogis, Inc.	4.3%
Welltower, Inc.	3.8%
Equity Residential	3.6%
Link REIT	3.1%
AvalonBay Communities, Inc.	3.0%
Simon Property Group, Inc.	2.9%
Extra Space Storage, Inc.	2.5%
CK Asset Holdings Ltd.	2.2%
Vonovia SE	2.2%
Regency Centers Corp.	2.1%
Portfolio holdings are subject to change daily.

For the trailing six-month period, the Fund outperformed as the result of strong stock selection, which was positive across all regions. Stock selection in the U.S. was the top contributor to relative performance as holdings in the healthcare, office, hotel and storage sectors added the most value during the period. In Europe, holdings in the U.K. added the most value and was the result of outperformance by holdings in the student housing, industrial and storage sectors. Stock selection on the Continent was also good as exposure to the Nordic companies contributed to relative performance as did avoiding underperforming retail companies. Stock selection in the Asia-Pacific region helped performance, mostly the result of positive stock selection in Australia. Sector allocation was also positive for the period as the modest benefit of good positioning in the Asia-Pacific region and the Americas was modestly impacted by positioning in Europe.

Current Strategy and Outlook: We are positive on property types and markets with valuations that are attractive relative to their growth. In the U.S., we favor the residential, office, and shopping center sectors. We have become more “neutral” on technology companies (data centers and cell towers), which have good but decelerating earnings growth, as well as self-storage, which has ongoing supply issues. We prefer grocery-anchored shopping centers and west coast urban office. Within residential, we like manufactured housing, single family home-for-rent companies and apartment REITs, which are benefitting from firming demand, particularly in the coastal markets.

In the Asia-Pacific region, we favor Hong Kong property companies which are showing strong growth relative to real estate valuations. We, however, are monitoring elevated geopolitical risk surrounding trade friction between the U.S. and China. The Tokyo office market continues to experience improved rental growth as vacancies have fallen below 2% in the central business district (5 central wards), a level at which landlords enjoy increasing pricing power.

4

PORTFOLIO MANAGERS’ REPORT	VOYA GLOBAL REAL ESTATE FUND

In Europe, we favor the U.K. niche sectors of student housing, self-storage plus the industrial sector, which continue to generate superior earnings growth on strong fundamentals. In continental Europe, we prefer property companies in markets with superior growth, including the Nordic region and the German residential sector. We conversely are cautious on retail.

We are cautious and selective in markets and property types which screen expensive relative to the rate of earnings growth. This includes Singapore, Canada and the U.S. net lease, skilled nursing and suburban office sectors. This also includes Class B mall/shopping center companies globally. In Australia, the stocks are becoming increasingly expensive despite attractive dividend yield. Our outlook is mixed in Australia as fundamentals range from robust office and industrial markets to an uncertain retail market, and a residential market, which is meeting headwinds of affordability.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

5

VOYA INTERNATIONAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of April 30, 2019 (as a percentage of net assets)
Japan	24.2%
Hong Kong	18.8%
United Kingdom	10.3%
Germany	10.1%
Australia	9.9%
Canada	4.8%
Sweden	4.6%
France	4.4%
Singapore	4.1%
Belgium	1.7%
Countries between 0.0%-1.6%^	5.8%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 7 countries, which each represents 0.0%-1.6% of net assets.
Portfolio holdings are subject to change daily.

Voya International Real Estate Fund (the “Fund”) seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, CFA, Chief Executive Officer and Global Chief Investment Officer, Steven D. Burton, CFA, Co-Chief Investment Officer, and Joseph P. Smith, CFA, President and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the six-months ended April 30, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 12.88% compared to the FTSE EPRA NAREIT Developed ex-U.S. Net Index and S&P 500® Index which returned 11.10% and 9.76%, respectively, for the same period.

Portfolio Specifics: International real estate stocks, as measured by the FTSE EPRA NAREIT Developed ex-US Net Index, generated a total return of 11.10% over the past six months as all regions delivered positive performance. Property stocks in the Asia-Pacific region were the best performers, up 16.1%, led by the solid performance of Hong Kong property stocks which were up 28.8% during the period. The Americas and Europe regions both lagged, although returns were positive.

We believe that the economic expansion should continue but the rate of growth has moderated, potentially exacerbated by geopolitical risk including Brexit, U.S. trade policy uncertainty, and a slowing/bottoming Chinese economy. Inflationary pressures are easing and monetary policy globally is more accommodative. Despite a slowing pace of growth, job markets remain tight at this stage of the economic cycle and the capital markets remain accommodative to companies that need to raise or refinance attractively priced debt.

International real estate companies should generate earnings growth in the 5% range in 2019, in our opinion. With earnings of real estate companies generated by contractual leases, the quality and consistency of earnings is high. This contrasts with broad equities which are seeing sharply decelerating earnings growth. The growth in S&P 500 companies’ earnings alone is decelerating from 22% in 2018 to less than one-third of this in 2019 versus international real estate company earnings which remain in the 5% range. Additionally, real estate dividend yield remains attractive at nearly 4% and will grow again in 2019, in our opinion. We believe that dividends will again grow at least in-line with earnings, as real estate companies will pay out nearly half of their total return as cash payouts to shareholders.

Top Ten Holdings as of April 30, 2019 (as a percentage of net assets)
Link REIT	5.6%
Sun Hung Kai Properties Ltd.	4.1%
Mitsubishi Estate Co., Ltd.	3.8%
Mirvac Group	3.7%
CK Asset Holdings Ltd.	3.5%
Vonovia SE	3.4%
Unibail-Rodamco-Westfield	2.8%
Hysan Development Co., Ltd.	2.8%
New World Development Ltd.	2.8%
Mitsui Fudosan Co., Ltd.	2.5%
Portfolio holdings are subject to change daily.

M&A activity should continue to support listed property companies as the gap between private real estate and public company valuation remains too wide, in our opinion. We believe that this should keep cap rates relatively low despite upward pressure on interest rates. Real estate companies are trading at a 13% discount to our estimate of inherent real estate value of net asset value, or an implied unleveraged cash flow yield of 5.2%. We believe real estate stocks remain attractively priced relative to private real estate and competing asset classes. This is particularly true given the significant private capital which has been raised by private equity funds, which real estate firm Preqin estimates to be $295 billion as of the end of December 2018. With leverage, this capital easily implies more than $500 billion of potential buying power from private market buyers, in our view. If history is any guide, we believe that it is highly likely that some of this capital finds its way into the listed real estate market via further M&A.

For the trailing six-month period, the Fund outperformed the Index as the result of strong stock selection, which was positive across all regions. Stock selection in the Asia-Pacific region was the top contributor to relative performance, led by strong selection in Australia, Hong Kong and Japan. In Europe, holdings in the U.K. added the most value and was the result of outperformance by holdings in the student housing, industrial and storage sectors. Sector allocation was flat for the period as the modest benefit of good positioning in the Asia-Pacific region and the Americas region was offset by the impact of holding a modest cash position in a strong up market.

Current Strategy and Outlook: We are positive on property types and markets with valuations that are attractive relative to their growth. In the Asia-Pacific region, we favor Hong Kong property companies which are showing strong growth relative to real estate valuations. We, however, are monitoring elevated geopolitical risk surrounding trade friction between the U.S. and China. The Tokyo office market continues to experience improved rental growth as vacancies have fallen below 2% in the central business district (5 central wards), a level at which landlords enjoy increasing pricing power.

6

PORTFOLIO MANAGERS’ REPORT	VOYA INTERNATIONAL REAL ESTATE FUND

In Europe, we favor the U.K. niche sectors of student housing, self-storage plus the industrial sector, which continue to generate superior earnings growth on strong fundamentals. In continental Europe, we prefer property companies in markets with superior growth, including the Nordic region and the German residential sector. We conversely are cautious on retail.

We are cautious and selective in markets and property types which screen expensive relative to the rate of earnings growth. This includes Singapore and Canada. In Australia, the stocks are becoming increasingly expensive despite attractive dividend yield. Our outlook is mixed in Australia as fundamentals range from a robust office market to an uncertain retail market, and a residential market, which is meeting headwinds of affordability.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

7

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 to April 30, 2019. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2019*	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2019*
Voya Global Real Estate Fund
Class A	$1,000.00	$1,122.20	1.29%	$6.79	$1,000.00	$1,018.40	1.29%	$6.46
Class C	1,000.00	1,117.50	2.04	10.71	1,000.00	1,014.68	2.04	10.19
Class I	1,000.00	1,122.90	1.04	5.47	1,000.00	1,019.64	1.04	5.21
Class O	1,000.00	1,121.60	1.29	6.79	1,000.00	1,018.40	1.29	6.46
Class R	1,000.00	1,120.70	1.54	8.10	1,000.00	1,017.16	1.54	7.70
Class R6	1,000.00	1,123.50	0.98	5.16	1,000.00	1,019.93	0.98	4.91
Class W	1,000.00	1,123.40	1.04	5.48	1,000.00	1,019.64	1.04	5.21
Voya International Real Estate Fund
Class A	$1,000.00	$1,128.80	1.34%	$7.07	$1,000.00	$1,018.15	1.34%	$6.71
Class C	1,000.00	1,123.60	2.09	11.00	1,000.00	1,014.43	2.09	10.44
Class I	1,000.00	1,129.50	1.09	5.76	1,000.00	1,019.39	1.09	5.46
Class W	1,000.00	1,128.80	1.09	5.75	1,000.00	1,019.39	1.09	5.46

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

8

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2019 (UNAUDITED)

	Voya Global Real Estate Fund	Voya International Real Estate Fund
ASSETS:
Investments in securities at fair value+*	$542,982,255	$82,909,519
Short-term investments at fair value**	117,349	625,330
Cash	4,098	—
Foreign currencies at value***	2,217	11,009
Receivables:
Investment securities and currencies sold	14,843,169	399,374
Fund shares sold	228,957	9,029
Dividends	1,177,620	283,202
Foreign tax reclaims	477,548	186,553
Unrealized appreciation on forward foreign currency contracts	553	21
Prepaid expenses	70,194	39,375
Reimbursement due from manager	132,706	20,833
Other assets	114,695	18,789
Total assets	560,151,361	84,503,034
LIABILITIES:
Payable for investment securities and currencies purchased	7,523,499	163,626
Payable for fund shares redeemed	2,888,361	73,821
Payable upon receipt of securities loaned	117,349	—
Unrealized depreciation on forward foreign currency contracts	2,631	177
Payable for investment management fees	419,838	63,038
Payable for distribution and shareholder service fees	72,433	7,368
Payable to trustees under the deferred compensation plan (Note 6)	114,695	18,789
Payable for trustee fees	4,157	443
Payable for borrowings against line of credit	3,912,000	—
Other accrued expenses and liabilities	968,412	119,544
Total liabilities	16,023,375	446,806
NET ASSETS	$544,127,986	$84,056,228
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$377,403,675	$82,534,066
Total distributable earnings	166,724,311	1,522,162
NET ASSETS	$544,127,986	$84,056,228
_________________
+ Including securities loaned at value	$110,844	$—
* Cost of investments in securities	$404,532,466	$69,506,676
** Cost of short-term investments	$117,349	$625,330
*** Cost of foreign currencies	$2,213	$11,024

See Accompanying Notes to Financial Statements

9

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2019 (UNAUDITED) (CONTINUED)

	Voya Global Real Estate Fund	Voya International Real Estate Fund
Class A
Net assets	$136,213,843	$10,669,750
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	8,805,573	1,261,839
Net asset value and redemption price per share†	$15.47	$8.46
Maximum offering price per share (5.75%)(1)	$16.41	$8.98

Class C
Net assets	$51,784,496	$6,156,001
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	4,202,136	730,985
Net asset value and redemption price per share†	$12.32	$8.42

Class I
Net assets	$271,534,978	$58,859,749
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	17,582,029	6,971,408
Net asset value and redemption price per share	$15.44	$8.44

Class O
Net assets	$360,476	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	23,221	n/a
Net asset value and redemption price per share	$15.52	n/a

Class R
Net assets	$1,725,285	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	112,121	n/a
Net asset value and redemption price per share	$15.39	n/a

Class R6
Net assets	$19,940,865	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	1,291,617	n/a
Net asset value and redemption price per share	$15.44	n/a

Class W
Net assets	$62,568,043	$8,370,728
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	4,038,975	987,028
Net asset value and redemption price per share	$15.49	$8.48

________________
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

10

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2019 (UNAUDITEE)

	Voya Global Real Estate Fund	Voya International Real Estate Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$11,625,363	$1,238,153
Securities lending income, net	2,102	—
Total investment income	11,627,465	1,238,153

EXPENSES:
Investment management fees	3,515,483	426,837
Distribution and shareholder service fees:
Class A	170,651	13,036
Class C	276,477	31,271
Class O	427	—
Class R	4,167	—
Transfer agent fees:
Class A	154,373	6,793
Class C	62,526	4,072
Class I	539,676	13,823
Class O	386	—
Class R	1,886	—
Class R6	200	—
Class W	121,034	6,066
Shareholder reporting expense	136,373	5,587
Registration fees	74,463	31,520
Professional fees	75,260	11,489
Custody and accounting expense	255,582	79,875
Trustee fees	16,629	1,770
Miscellaneous expense	74,119	13,924
Interest expense	43,647	3,287
Total expenses	5,523,359	649,350
Waived and reimbursed fees	(767,053)	(125,502)
Brokerage commission recapture	(12,118)	—
Net expenses	4,744,188	523,848
Net investment income	6,883,277	714,305
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	87,800,729	2,875,018
Forward foreign currency contracts	(129,789)	(44,716)
Foreign currency related transactions	20,460	38,237
Net realized gain	87,691,400	2,868,539
Net change in unrealized appreciation (depreciation) on:
Investments	5,892,928	6,938,281
Forward foreign currency contracts	(5,112)	(176)
Foreign currency related transactions	(1,454)	1,528
Net change in unrealized appreciation (depreciation)	5,886,362	6,939,633
Net realized and unrealized gain	93,577,762	9,808,172
Increase in net assets resulting from operations	$100,461,039	$10,522,477

________________
* Foreign taxes withheld	$548,189	$134,568

See Accompanying Notes to Financial Statements

11

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Real Estate Fund		Voya International Real Estate Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
FROM OPERATIONS:
Net investment income	$6,883,277	$30,142,427	$714,305	$3,170,327
Net realized gain	87,691,400	277,587,730	2,868,539	36,345,349
Net change in unrealized appreciation (depreciation)	5,886,362	(319,860,099)	6,939,633	(36,714,397)
Increase (decrease) in net assets resulting from operations	100,461,039	(12,129,942)	10,522,477	2,801,279
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(17,650,036)	(41,317,874)	(310,319)	(1,710,995)
Class C	(8,978,083)	(18,806,844)	(152,987)	(440,987)
Class I	(74,370,014)	(206,750,003)	(1,849,456)	(10,822,927)
Class O	(40,813)	(1,960,518)	—	—
Class P3(1)	—	(8,161)	—	—
Class R	(208,518)	(419,537)	—	—
Class R6	(3,053,713)	(6,796,219)	—	—
Class W	(17,583,256)	(40,015,314)	(296,533)	(747,060)
Total distributions	(121,884,433)	(316,074,470)	(2,609,295)	(13,721,969)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	48,914,216	329,153,368	7,181,415	35,448,083
Reinvestment of distributions	115,792,914	293,235,884	1,762,668	6,830,221
	164,707,130	622,389,252	8,944,083	42,278,304
Cost of shares redeemed	(672,948,171)	(1,181,516,398)	(32,875,458)	(168,532,367)
Net decrease in net assets resulting from capital share transactions	(508,241,041)	(559,127,146)	(23,931,375)	(126,254,063)
Net decrease in net assets	(529,664,435)	(887,331,558)	(16,018,193)	(137,174,753)
NET ASSETS:
Beginning of year or period	1,073,792,421	1,961,123,979	100,074,421	237,249,174
End of year or period	$544,127,986	$1,073,792,421	$84,056,228	$100,074,421

(1)	Class P3 shares were fully redeemed September 4, 2018.

See Accompanying Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Real Estate Fund
Class A
04-30-19+	15.76	0.12	•	1.62	1.74	0.20	1.83	—	2.03	—	15.47	12.22	1.50	1.29	1.29	1.61	136,214	33
10-31-18	19.42	0.31	•	(0.66)	(0.35)	0.78	2.53	—	3.31	—	15.76	(2.86)	1.37	1.31	1.31	1.78	145,760	107
10-31-17	19.27	0.26	•	0.60	0.86	0.66	0.05	—	0.71	—	19.42	4.59	1.34	1.34	1.34	1.35	276,144	83
10-31-16	20.01	0.34	•	(0.55)	(0.21)	0.53	—	—	0.53	—	19.27	(1.15)	1.30	1.30	1.30	1.71	588,084	34
10-31-15	20.42	0.23	•	(0.21)	0.02	0.43	—	—	0.43	—	20.01	0.11	1.26	1.26	1.26	1.13	877,431	42
10-31-14	18.85	0.28	•	1.70	1.98	0.41	—	—	0.41	—	20.42	10.64	1.26	1.26	1.26	1.45	1,199,991	40
Class C
04-30-19+	12.96	0.05	•	1.29	1.34	0.15	1.83	—	1.98	—	12.32	11.75	2.25	2.04	2.04	0.84	51,784	33
10-31-18	16.55	0.14	•	(0.52)	(0.38)	0.68	2.53	—	3.21	—	12.96	(3.59)	2.12	2.06	2.06	1.00	62,772	107
10-31-17	16.53	0.09	•	0.53	0.62	0.55	0.05	—	0.60	—	16.55	3.85	2.09	2.09	2.09	0.54	101,243	83
10-31-16	17.25	0.17	•	(0.48)	(0.31)	0.41	—	—	0.41	—	16.53	(1.91)	2.05	2.05	2.05	0.97	146,114	34
10-31-15	17.67	0.06	•	(0.17)	(0.11)	0.31	—	—	0.31	—	17.25	(0.65)	2.01	2.01	2.01	0.34	184,435	42
10-31-14	16.37	0.11	•	1.48	1.59	0.29	—	—	0.29	—	17.67	9.84	2.01	2.01	2.01	0.66	215,023	40
Class I
04-30-19+	15.74	0.13	•	1.62	1.75	0.22	1.83	—	2.05	—	15.44	12.29	1.23	1.04	1.04	1.77	271,535	33
10-31-18	19.40	0.35	•	(0.65)	(0.30)	0.83	2.53	—	3.36	—	15.74	(2.59)	1.08	1.05	1.05	2.03	695,447	107
10-31-17	19.26	0.30	•	0.62	0.92	0.73	0.05	—	0.78	—	19.40	4.90	1.05	1.05	1.05	1.58	1,266,207	83
10-31-16	20.01	0.40	•	(0.56)	(0.16)	0.59	—	—	0.59	—	19.26	(0.90)	1.01	1.01	1.01	2.02	1,950,686	34
10-31-15	20.42	0.28	•	(0.20)	0.08	0.49	—	—	0.49	—	20.01	0.41	0.99	0.99	0.99	1.39	2,665,641	42
10-31-14	18.85	0.34		1.69	2.03	0.46	—	—	0.46	—	20.42	10.97	0.98	0.98	0.98	1.67	3,294,318	40
Class O
04-30-19+	15.73	0.12	•	1.62	1.74	0.12	1.83	—	1.95	—	15.52	12.16	1.50	1.29	1.29	1.62	360	33
10-31-18	19.41	0.31	•	(0.68)	(0.37)	0.78	2.53	—	3.31	—	15.73	(2.95)	1.37	1.31	1.31	1.83	327	107
10-31-17	19.26	0.26		0.61	0.87	0.67	0.05	—	0.72	—	19.41	4.65	1.34	1.34	1.34	1.26	11,274	83
10-31-16	20.01	0.33		(0.55)	(0.22)	0.53	—	—	0.53	—	19.26	(1.18)	1.30	1.30	1.30	1.70	11,929	34
10-31-15	20.42	0.22	•	(0.20)	0.02	0.43	—	—	0.43	—	20.01	0.12	1.26	1.26	1.26	1.08	12,976	42
10-31-14	18.85	0.26		1.72	1.98	0.41	—	—	0.41	—	20.42	10.65	1.26	1.26	1.26	1.40	14,360	40
Class R
04-30-19+	15.69	0.10	•	1.61	1.71	0.18	1.83	—	2.01	—	15.39	12.07	1.75	1.54	1.54	1.35	1,725	33
10-31-18	19.35	0.26	•	(0.65)	(0.39)	0.74	2.53	—	3.27	—	15.69	(3.10)	1.62	1.56	1.56	1.50	1,656	107
10-31-17	19.21	0.19	•	0.62	0.81	0.62	0.05	—	0.67	—	19.35	4.34	1.59	1.59	1.59	1.01	2,654	83
10-31-16	19.96	0.29	•	(0.55)	(0.26)	0.49	—	—	0.49	—	19.21	(1.40)	1.55	1.55	1.55	1.46	3,100	34
10-31-15	20.37	0.15	•	(0.18)	(0.03)	0.38	—	—	0.38	—	19.96	(0.12)	1.51	1.51	1.51	0.72	2,231	42
10-31-14	18.82	0.23	•	1.69	1.92	0.37	—	—	0.37	—	20.37	10.35	1.51	1.51	1.51	1.17	1,631	40
Class R6
04-30-19+	15.74	0.14	•	1.61	1.75	0.22	1.83	—	2.05	—	15.44	12.35	1.02	0.98	0.98	1.88	19,941	33
10-31-18	19.40	0.38	•	(0.66)	(0.28)	0.85	2.53	—	3.38	—	15.74	(2.45)	0.92	0.92	0.92	2.22	24,339	107
10-31-17	19.26	0.34	•	0.61	0.95	0.76	0.05	—	0.81	—	19.40	5.08	0.89	0.89	0.89	1.75	47,605	83
10-31-16	20.01	0.43	•	(0.56)	(0.13)	0.62	—	—	0.62	—	19.26	(0.75)	0.87	0.87	0.87	2.17	85,600	34
10-31-15	20.42	0.29	•	(0.19)	0.10	0.51	—	—	0.51	—	20.01	0.53	0.87	0.87	0.87	1.45	105,257	42
07-15-14(4)–10-31-14	20.36	(0.03	)•	0.20	0.17	0.11	—	—	0.11	—	20.42	0.87	0.87	0.87	0.87	(0.56)	103,446	40
Class W
04-30-19+	15.78	0.13	•	1.63	1.76	0.22	1.83	—	2.05	—	15.49	12.34	1.25	1.04	1.04	1.73	62,568	33
10-31-18	19.44	0.35	•	(0.66)	(0.31)	0.82	2.53	—	3.35	—	15.78	(2.59)	1.12	1.06	1.06	2.02	143,491	107
10-31-17	19.30	0.29	•	0.62	0.91	0.72	0.05	—	0.77	—	19.44	4.85	1.09	1.09	1.09	1.52	255,997	83
10-31-16	20.05	0.38		(0.55)	(0.17)	0.58	—	—	0.58	—	19.30	(0.92)	1.05	1.05	1.05	1.97	304,493	34
10-31-15	20.46	0.27	•	(0.20)	0.07	0.48	—	—	0.48	—	20.05	0.38	1.01	1.01	1.01	1.35	324,820	42
10-31-14	18.89	0.33	•	1.70	2.03	0.46	—	—	0.46	—	20.46	10.91	1.01	1.01	1.01	1.70	392,003	40

See Accompanying Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
Voya International Real Estate Fund
Class A
04-30-19+	7.73	0.06	•	0.91	0.97	0.24	—	—	0.24	—	8.46	12.88		1.69	1.34	1.34	1.56	10,670	39
10-31-18	8.52	0.15	•	(0.39)	(0.24)	0.55	—	—	0.55	—	7.73	(3.33)		1.64	1.47	1.47	1.77	10,389	118
10-31-17	8.56	0.16	•	0.57	0.73	0.77	—	—	0.77	—	8.52	9.50		1.55	1.46	1.46	1.92	38,715	106
10-31-16	8.88	0.13		(0.32)	(0.19)	0.13	—	—	0.13	—	8.56	(2.17)		1.45	1.45	1.45	1.49	123,744	89
10-31-15	9.52	0.13		(0.31)	(0.18)	0.44	—	0.02	0.46	—	8.88	(1.91	)(a)	1.40	1.40	1.40	1.39	166,211	84
10-31-14	9.66	0.16		0.23	0.39	0.53	—	—	0.53	—	9.52	4.30		1.42	1.42	1.42	1.74	185,840	67
Class C
04-30-19+	7.69	0.03	•	0.90	0.93	0.20	—	—	0.20	—	8.42	12.36		2.44	2.09	2.09	0.77	6,156	39
10-31-18	8.49	0.09	•	(0.39)	(0.30)	0.50	—	—	0.50	—	7.69	(4.06)		2.39	2.22	2.22	1.09	6,322	118
10-31-17	8.53	0.09	•	0.57	0.66	0.70	—	—	0.70	—	8.49	8.69		2.30	2.21	2.21	1.14	7,827	106
10-31-16	8.84	0.06		(0.31)	(0.25)	0.06	—	—	0.06	—	8.53	(2.81)		2.20	2.20	2.20	0.73	10,394	89
10-31-15	9.49	0.07		(0.33)	(0.26)	0.37	—	0.02	0.39	—	8.84	(2.74	)(a)	2.15	2.15	2.15	0.64	13,225	84
10-31-14	9.63	0.09	•	0.23	0.32	0.46	—	—	0.46	—	9.49	3.52		2.17	2.17	2.17	0.98	15,391	67
Class I
04-30-19+	7.72	0.07	•	0.91	0.98	0.26	—	—	0.26	—	8.44	12.95		1.35	1.09	1.09	1.71	58,860	39
10-31-18	8.52	0.17	•	(0.38)	(0.21)	0.59	—	—	0.59	—	7.72	(3.05)		1.38	1.22	1.22	1.97	72,064	118
10-31-17	8.57	0.18	•	0.56	0.74	0.79	—	—	0.79	—	8.52	9.68		1.21	1.21	1.21	2.14	179,501	106
10-31-16	8.89	0.16		(0.32)	(0.16)	0.16	—	—	0.16	—	8.57	(1.85)		1.13	1.13	1.13	1.80	301,304	89
10-31-15	9.53	0.15	•	(0.30)	(0.15)	0.47	—	0.02	0.49	—	8.89	(1.59	)(a)	1.09	1.09	1.09	1.65	432,423	84
10-31-14	9.67	0.18		0.24	0.42	0.56	—	—	0.56	—	9.53	4.62		1.12	1.12	1.12	1.98	399,924	67
Class W
04-30-19+	7.76	0.07	•	0.91	0.98	0.26	—	—	0.26	—	8.48	12.88		1.44	1.09	1.09	1.73	8,371	39
10-31-18	8.56	0.19	•	(0.40)	(0.21)	0.59	—	—	0.59	—	7.76	(3.00)		1.39	1.22	1.22	2.23	11,299	118
10-31-17	8.60	0.18	•	0.57	0.75	0.79	—	—	0.79	—	8.56	9.77		1.30	1.21	1.21	2.16	11,206	106
10-31-16	8.92	0.16		(0.33)	(0.17)	0.15	—	—	0.15	—	8.60	(1.91)		1.20	1.20	1.20	1.74	20,057	89
10-31-15	9.56	0.13		(0.29)	(0.16)	0.46	—	0.02	0.48	—	8.92	(1.65	)(a)	1.15	1.15	1.15	1.55	32,756	84
10-31-14	9.70	0.18		0.23	0.41	0.55	—	—	0.55	—	9.56	4.55		1.17	1.17	1.17	1.93	32,251	67

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
(a)	Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, total return for Voya International Real Estate Fund would have been (2.03)%, (2.86)%, (1.71)% and (1.77)% for Classes A, C, I and W, respectively.
+	Unaudited.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2019 (UNAUDITED)

NOTE 1 — ORGANIZATION

Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are sixteen separate active investment series, two of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Global Real Estate Fund (“Global Real Estate”) and Voya International Real Estate Fund (“International Real Estate”). Each Fund is a diversified series of the Trust.

Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I, Class O, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.   Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to

15

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2019 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included within the Portfolios of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.

16

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2019 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

The Funds estimate components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Funds no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.

17

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2019 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate

18

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2019 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At April 30, 2019, the Funds had not entered into any Master Agreements.

E.  Forward Foreign Currency Transactions. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the period ended April 30, 2019, Global Real Estate and International Real Estate had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below. Each Fund used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Please refer to the tables within the respective Portfolio of Investments for each Fund for open forward foreign currency contracts at April 30, 2019.

	Buy	Sell
Global Real Estate	$790,867	$3,510,823
International Real Estate	473,904	399,182

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends, if any, quarterly and each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

G.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.

J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are

19

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2019 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

K.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended April 30, 2019, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Global Real Estate	$273,925,421	$898,759,581
International Real Estate	34,686,080	60,559,534

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.

Fund	As a Percentage of Average Daily Net Assets
Global Real Estate	0.90% on the first $250 million; 0.875% on the next $250 million; and 0.80% thereafter
International Real Estate(1)	0.90% on the first $250 million; 0.80% on the next $250 million; and 0.70% thereafter

(1)	Prior to January 1, 2019, the management fee was 1.10% on the first $250 million; 1.00% on the next $250 million; and 0.90% thereafter.

CBRE Clarion Securities LLC serves as the sub-adviser to the Funds. The sub-adviser provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or Investment Adviser may determine, the sub-adviser manages each Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I, Class R6, and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Fund	Class A	Class C	Class O	Class R
Global Real Estate	0.25%	1.00%	0.25%	0.50%
International Real Estate	0.25%	1.00%	N/A	N/A

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2019,

20

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2019 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Global Real Estate	$1,047	$—
International Real Estate	217	—
Contingent Deferred Sales Charges:
Global Real Estate	$409	$990
International Real Estate	—	597

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At April 30, 2019, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. that owned more than 5% of the Funds.

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Investment Adviser may request that the Funds’ sub-adviser use its best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At April 30, 2019, the below Fund had the following payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expense	Amount
International Real Estate	Custody	$75,744

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser and, for International Real Estate, CBRE Clarion Securities LLC have agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Fund	Class A	Class C	Class I	Class O	Class R	Class R6	Class W
Global Real Estate	1.30%	2.05%	1.05%	1.30%	1.55%	1.00%	1.05%
International Real Estate(1)	1.30%	2.05%	1.05%	N/A	N/A	N/A	1.05%

(1)	Prior to January 1, 2019, the expense limits for International Real Estate were 1.50%, 2.25%, 1.25%, and 1.25% for Class A, Class C, Class I, and Class W shares, respectively.

Pursuant to a side letter agreement, through at least March 1, 2020, the Investment Adviser and, for International Real Estate, CBRE Clarion Securities LLC have further lowered the expense limits for the following funds. If the Investment Adviser and, for International Real Estate, CBRE Clarion Securities LLC elect not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. Termination or modification of this obligation requires approval by the Board.

Fund	Class A	Class C	Class I	Class O	Class R	Class R6	Class W
Global Real Estate(1)(2)	1.26%	2.01%	1.01%	1.26%	1.51%	0.96%	1.01%
International Real Estate(1)(3)	1.25%	2.00%	1.00%	N/A	N/A	N/A	1.00%

(1)	Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.
(2)	Side letter expense limits were implemented on January 1, 2019.
(3)	Prior to January 1, 2019, the side letter expense limits were 1.45%, 2.20%, 1.20% and 1.20% for Class A, Class C, Class I, and Class W shares, respectively.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2019 (UNAUDITED) (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

As of April 30, 2019 the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Advisor, and the related expiration dates, are as follows:

	April 30,
	2020	2021	2022	Total
Global Real Estate	$—	$—	$149,718	$149,718

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of April 30, 2019, are as follows:

	April 30,
	2020	2021	2022	Total
Global Real Estate
Class A	$—	$37,447	$187,490	$224,937
Class C	—	15,606	78,308	93,914
Class I	—	46,737	558,146	604,883
Class R	—	414	2,255	2,669
Class O	—	2,030	3,930	5,960
Class W	—	39,023	161,621	200,644

The expense limitation agreements are contractual through March 1, 2020 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 9 — LINE OF CREDIT

Effective May 18, 2018, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 18, 2018, the predecessor line of credit was for an aggregate amount of $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 18, 2018.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Funds utilized the line of credit during the period ended April 30, 2019 as follows:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Real Estate(1)	89	$5,252,258	3.35%
International Real Estate	11	1,230,727	3.37

(1)	At April 30, 2019, Global Real Estate had an outstanding balance of $3,912,000.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Real Estate
Class A
4/30/2019	518,285	—	1,152,172	(2,111,544)	(441,087)	7,781,525	—	16,546,319	(31,902,923)	(7,575,079)
10/31/2018	1,635,967	—	2,188,186	(8,797,249)	(4,973,096)	27,338,055	—	38,288,884	(153,982,191)	(88,355,252)
Class C
4/30/2019	161,325	—	690,507	(1,492,465)	(640,633)	1,916,653	—	7,913,760	(17,887,205)	(8,056,792)
10/31/2018	218,380	—	1,104,086	(2,598,379)	(1,275,913)	3,163,592	—	16,018,403	(37,097,770)	(17,915,775)
Class I
4/30/2019	2,055,484	—	4,923,837	(33,579,028)	(26,599,707)	29,976,130	—	70,537,631	(512,414,777)	(411,901,016)
10/31/2018	12,061,186	—	11,008,546	(44,154,211)	(21,084,479)	211,467,282	—	192,191,836	(761,069,674)	(357,410,556)
Class O
4/30/2019	17	—	2,757	(340)	2,434	260	—	39,606	(5,099)	34,767
10/31/2018	114,975	—	3,429	(678,616)	(560,212)	1,996,255	—	59,807	(10,705,938)	(8,649,876)
Class P3(1)
4/30/2019	—	—	—	—	—	—	—	—	—	—
6/1/2018(2)– 10/31/2018	65,459	—	491	(65,950)	—	1,092,967	—	8,161	(1,112,692)	(11,564)
Class R
4/30/2019	16,680	—	10,436	(20,547)	6,569	246,986	—	149,004	(312,663)	83,327
10/31/2018	26,535	—	18,997	(77,152)	(31,620)	452,512	—	330,837	(1,322,103)	(538,754)

22

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2019 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Real Estate (continued)
Class R6
4/30/2019	119,768	—	213,090	(587,849)	(254,991)	1,787,995	—	3,053,713	(8,868,965)	(4,027,257)
10/31/2018	2,404,738	—	389,577	(3,701,475)	(907,160)	42,644,384	—	6,795,432	(65,449,643)	(16,009,827)
Class W
4/30/2019	492,601	—	1,222,564	(6,768,354)	(5,053,189)	7,204,667	—	17,552,881	(101,556,539)	(76,798,991)
10/31/2018	2,378,175	—	2,259,702	(8,712,631)	(4,074,754)	40,998,321	—	39,542,524	(150,776,387)	(70,235,542)
International Real Estate
Class A
4/30/2019	95,743	—	35,555	(212,870)	(81,572)	795,144	—	275,978	(1,728,178)	(657,056)
10/31/2018	169,489	—	189,438	(3,559,592)	(3,200,665)	1,454,683	—	1,619,137	(30,525,133)	(27,451,313)
Class C
4/30/2019	64,573	—	18,948	(174,514)	(90,993)	506,639	—	144,574	(1,408,426)	(757,213)
10/31/2018	125,734	—	48,247	(274,366)	(100,385)	1,101,122	—	410,253	(2,345,390)	(834,015)
Class I
4/30/2019	716,069	—	135,751	(3,209,806)	(2,357,986)	5,811,854	—	1,051,965	(25,628,380)	(18,764,561)
10/31/2018	2,849,958	—	478,736	(15,055,766)	(11,727,072)	24,428,809	—	4,072,067	(127,743,359)	(99,242,483)
Class W
4/30/2019	8,799	—	37,313	(515,379)	(469,267)	67,778	—	290,151	(4,110,474)	(3,752,545)
10/31/2018	983,629	—	85,508	(921,764)	147,373	8,463,469	—	728,764	(7,918,485)	1,273,748

(1)	Class P3 shares were fully redeemed September 4, 2018.
(2)	Commencement of operations.

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

23

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2019 (UNAUDITED) (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

The following table represents a summary of Global Real Estate’s securities lending agreements by counterparty which are subject to offset under the Agreement as of April 30, 2019:

Global Real Estate

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Morgan Stanley & Co. LLC	$110,844	$(110,844)	$—
Total	$110,844	$(110,844)	$—

(1)	Collateral with a fair value of $117,349 has been received in connection with the above securities lending transactions.

Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), wash sale deferrals, and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Global Real Estate has a tax year-end of December 31. The amounts shown below are estimated as of April 30, 2019.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended April 30, 2019		Year Ended October 31, 2018*
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Global Real Estate	$11,505,469	$110,378,964	$72,172,905	$303,374,813	(1)
International Real Estate	2,609,295	—	13,721,969	—

*	Amounts for Global Real Estate were estimated as of October 31, 2018.

(1)	$59,473,248 related to equalization accounting.

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of April 30, 2019 were:

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
Global Real Estate	$4,589,772	$58,805,298	$103,508,357	$—	—	—
International Real Estate	1,102,203	—	9,901,403	(8,974,059)	Short-term	2019
				(448,777)	Short-term	None
				$(9,422,836)

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.

As of April 30, 2019 no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.

24

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2019 (UNAUDITED) (CONTINUED)

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for interim and annual periods beginning after December 15, 2018.

Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019.

As of April 30, 2019, management of the Funds is currently assessing the potential impact to the financial statements that may result from adopting these ASUs.

NOTE 14 — SUBSEQUENT EVENTS

Line of Credit renewal:  Effective May 17, 2019, the funds to which the Credit Agreement is available have entered into a renewed Credit Agreement with BNY for an aggregate amount of $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

25

VOYA GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2019 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.8%
		Australia: 4.2%
674,399		Dexus	$5,954,091	1.1
787,877		Goodman Group	7,331,660	1.4
4,625,092		Mirvac Group	9,258,925	1.7
			22,544,676	4.2

		Belgium: 0.6%
64,383	(1)	Other Securities	3,285,589	0.6

		Canada: 1.9%
157,130		Canadian Apartment Properties REIT	5,621,588	1.1
405,175		Other Securities	4,442,801	0.8
			10,064,389	1.9

		China: 0.5%
744,000		Other Securities	2,787,512	0.5

		France: 1.0%
31,493		Unibail-Rodamco-Westfield	5,413,201	1.0

		Germany: 5.2%
48,720		LEG Immobilien AG	5,684,651	1.1
236,635		Vonovia SE	11,826,236	2.2
781,760		Other Securities	10,490,203	1.9
			28,001,090	5.2

		Hong Kong: 8.6%
1,509,674		CK Asset Holdings Ltd.	12,138,594	2.2
1,462,245		Link REIT	17,084,806	3.1
3,750,000		New World Development Ltd.	6,212,664	1.1
879,100		Wheelock & Co., Ltd.	6,264,832	1.2
1,076,000		Other Securities	5,228,128	1.0
			46,929,024	8.6

		Ireland: 0.7%
2,235,726		Other Securities	3,851,685	0.7

		Japan: 11.8%
186,800		Aeon Mall Co., Ltd.	2,867,929	0.5
2,223		AEON REIT Investment Corp.	2,686,700	0.5
7,766		Japan Hotel REIT Investment Corp.	6,320,661	1.2
527,400		Mitsubishi Estate Co., Ltd.	8,918,308	1.6
485,681		Mitsui Fudosan Co., Ltd.	11,249,312	2.1
3,342		Mori Hills REIT Investment Corp.	4,452,559	0.8
4,440		Orix JREIT, Inc.	7,795,352	1.4
471,859		Other Securities	19,954,876	3.7
			64,245,697	11.8

		Luxembourg: 0.6%
146,877		Other Securities	3,461,017	0.6

COMMON STOCK: (continued)
		Norway: 0.4%
158,507	(2)	Entra ASA	$2,300,659	0.4

		Singapore: 2.1%
1,864,200		CapitaLand Commercial Trust	2,663,377	0.5
2,671,700		CapitaLand Ltd.	6,942,716	1.3
1,720,395		Other Securities	1,874,856	0.3
			11,480,949	2.1

		Spain: 1.0%
486,286	(3)	Inmobiliaria Colonial Socimi SA	5,239,418	1.0

		Sweden: 3.2%
363,275		Castellum AB	6,531,484	1.2
356,573		Fabege AB	4,952,686	0.9
546,996		Other Securities	6,131,854	1.1
			17,616,024	3.2

		United Kingdom: 4.7%
608,732		Land Securities Group PLC	7,336,407	1.3
872,585		Segro PLC	7,731,624	1.4
379,598		Unite Group PLC	4,665,615	0.9
1,135,262		Other Securities	5,830,351	1.1
			25,563,997	4.7

		United States: 53.3%
77,761		Alexandria Real Estate Equities, Inc.	11,072,389	2.0
118,112		American Campus Communities, Inc.	5,574,886	1.0
81,108		AvalonBay Communities, Inc.	16,297,030	3.0
411,827		Brixmor Property Group, Inc.	7,363,467	1.4
53,595		Camden Property Trust	5,394,337	1.0
549,051		Cousins Properties, Inc.	5,254,418	1.0
219,785		CubeSmart	7,013,339	1.3
163,855		Douglas Emmett, Inc.	6,749,188	1.2
19,347		Equinix, Inc.	8,797,081	1.6
256,148		Equity Residential	19,574,830	3.6
132,422		Extra Space Storage, Inc.	13,730,837	2.5
304,787		Healthcare Trust of America, Inc.	8,406,026	1.5
62,280		Hilton Worldwide Holdings, Inc.	5,417,737	1.0
210,462		Hudson Pacific Properties, Inc.	7,336,705	1.4
284,908		Invitation Homes, Inc.	7,082,813	1.3
118,355		Liberty Property Trust	5,875,142	1.1
257,912		Park Hotels & Resorts, Inc.	8,273,817	1.5
307,272		ProLogis, Inc.	23,558,544	4.3
170,401		Regency Centers Corp.	11,445,835	2.1

See Accompanying Notes to Financial Statements

26

VOYA GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2019 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	United States: (continued)
92,040	Simon Property Group, Inc.	$15,987,348	2.9
267,358	Store Capital Corp.	8,908,369	1.6
56,128	Sun Communities, Inc.	6,908,234	1.3
97,805	Taubman Centers, Inc.	4,821,787	0.9
965,358	Vereit, Inc.	7,973,857	1.5
373,196	VICI Properties, Inc.	8,508,869	1.6
92,263	Vornado Realty Trust	6,379,064	1.2
279,848	Welltower, Inc.	20,857,071	3.8
1,034,958	Other Securities	25,634,308	4.7
		290,197,328	53.3
	Total Common Stock (Cost $404,532,466)	542,982,255	99.8

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.0%
	Securities Lending Collateral(4): 0.0%
117,349	Bank of Montreal, Repurchase Agreement dated 04/30/19, 2.70%, due 05/01/19 (Repurchase Amount $117,358, collateralized by various U.S. Government Securities, 0.000%–3.750%, Market Value plus accrued interest $119,696, due 05/23/19–02/15/46) (Cost $117,349)	117,349	0.0
	Total Short-Term Investments (Cost $117,349)	117,349	0.0
	Total Investments in Securities (Cost $404,649,815)	$543,099,604	99.8
	Assets in Excess of Other Liabilities	1,028,382	0.2
	Net Assets	$544,127,986	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2019.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	The grouping contains non-income producing securities.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	Represents securities purchased with cash collateral received for securities on loan.

REIT Diversification	Percentage of Net Assets
Office REITs	15.8%
Residential REITs	13.1
Retail REITs	12.5
Real Estate Operating Companies	10.3
Diversified Real Estate Activities	8.9
Industrial REITs	8.4
Diversified REITs	8.3
Specialized REITs	8.1
Health Care REITs	5.3
Hotel & Resort REITs	4.2
Real Estate Development	2.7
Hotels, Resorts & Cruise Lines	1.4
Health Care Facilities	0.8
Assets in Excess of Other Liabilities*	0.2
Net Assets	100.0%

*	Includes short-term investments.

See Accompanying Notes to Financial Statements

27

VOYA GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2019 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2019
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$22,544,676	$—	$22,544,676
Belgium	3,285,589	—	—	3,285,589
Canada	10,064,389	—	—	10,064,389
China	—	2,787,512	—	2,787,512
France	5,413,201	—	—	5,413,201
Germany	2,785,604	25,215,486	—	28,001,090
Hong Kong	—	46,929,024	—	46,929,024
Ireland	—	3,851,685	—	3,851,685
Japan	623,762	63,621,935	—	64,245,697
Luxembourg	—	3,461,017	—	3,461,017
Norway	—	2,300,659	—	2,300,659
Singapore	—	11,480,949	—	11,480,949
Spain	—	5,239,418	—	5,239,418
Sweden	—	17,616,024	—	17,616,024
United Kingdom	4,904,115	20,659,882	—	25,563,997
United States	290,197,328	—	—	290,197,328
Total Common Stock	317,273,988	225,708,267	—	542,982,255
Short-Term Investments	—	117,349	—	117,349
Total Investments, at fair value	$317,273,988	$225,825,616	$—	$543,099,604
Other Financial Instruments+
Forward Foreign Currency Contracts	—	553	—	553
Total Assets	$317,273,988	$225,826,169	$—	$543,100,157
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(2,631)	$—	$(2,631)
Total Liabilities	$—	$(2,631)	$—	$(2,631)

(1)	For the period ended April 30, 2019, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2019, securities valued at $7,998,891 and $15,232,234 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

28

VOYA GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2019 (UNAUDITED) (CONTINUED)

At April 30, 2019, the following forward foreign currency contracts were outstanding for Voya Global Real Estate Fund:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 760,212	HKD 5,963,485	Brown Brothers Harriman & Co.	05/02/19	$29
USD 398,067	EUR 355,075	Brown Brothers Harriman & Co.	05/03/19	510
USD 269,050	HKD 2,110,723	Brown Brothers Harriman & Co.	05/03/19	14
USD 23,024	JPY 2,573,186	Brown Brothers Harriman & Co.	05/07/19	(86)
USD 973,308	JPY 108,565,151	Brown Brothers Harriman & Co.	05/08/19	(1,800)
USD 376,678	JPY 42,017,290	Brown Brothers Harriman & Co.	05/09/19	(745)
				$(2,078)

Currency Abbreviations

EUR — EU Euro

HKD — Hong Kong Sar Dollar

JPY — Japanese Yen

USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2019 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$553
Total Asset Derivatives		$553
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,631
Total Liability Derivatives		$2,631

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2019 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(129,789)
Total	$(129,789)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(5,112)
Total	$(5,112)

At April 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $439,571,660.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$123,681,355
Gross Unrealized Depreciation	(20,172,998)
Net Unrealized Appreciation	$103,508,357

See Accompanying Notes to Financial Statements

29

VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2019 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.1%
		Australia: 9.9%
630,000		Centuria Metropolitan REIT	$1,128,061	1.3
454,030		Charter Hall Education Trust	1,193,856	1.4
310,125		GPT Group	1,254,473	1.5
769,039		Ingenia Communities Group	1,668,709	2.0
1,552,653		Mirvac Group	3,108,240	3.7
			8,353,339	9.9

		Austria: 0.4%
9,722		Other Securities	340,757	0.4

		Belgium: 1.7%
6,600		Warehouses De Pauw SCA	990,467	1.2
14,236	(1)	Other Securities	471,031	0.5
			1,461,498	1.7

		Canada: 4.8%
126,200		Chartwell Retirement Residences	1,383,801	1.6
65,013		SmartCentres Real Estate Investment Trust	1,644,130	2.0
65,400		Other Securities	966,192	1.2
			3,994,123	4.8

		China: 0.5%
116,000		Other Securities	434,612	0.5

		Finland: 0.0%
286		Other Securities	3,394	0.0

		France: 4.4%
5,391		Gecina S.A.	805,493	1.0
13,752		Unibail-Rodamco-Westfield	2,363,774	2.8
5,033		Other Securities	544,746	0.6
			3,714,013	4.4

		Germany: 10.1%
41,270		Deutsche Wohnen SE	1,859,033	2.2
10,749		LEG Immobilien AG	1,254,194	1.5
62,429		TAG Immobilien AG	1,405,904	1.7
22,336		TLG Immobilien AG	657,619	0.8
57,562		Vonovia SE	2,876,759	3.4
52,141		Other Securities	423,622	0.5
			8,477,131	10.1

		Hong Kong: 18.8%
368,221		CK Asset Holdings Ltd.	2,960,696	3.5
421,000		Hysan Development Co., Ltd.	2,359,592	2.8
399,000		Link REIT	4,661,898	5.6
1,421,000		New World Development Ltd.	2,354,186	2.8

COMMON STOCK: (continued)
		Hong Kong: (continued)
200,754		Sun Hung Kai Properties Ltd.	$3,464,682	4.1
			15,801,054	18.8

		Ireland: 1.3%
626,415		Other Securities	1,091,236	1.3

		Japan: 24.2%
202		Activia Properties, Inc.	844,257	1.0
65,600		Aeon Mall Co., Ltd.	1,007,153	1.2
765		AEON REIT Investment Corp.	924,573	1.1
403		Hulic Reit, Inc.	660,475	0.8
2,157		Japan Hotel REIT Investment Corp.	1,755,558	2.1
167		Kenedix Office Investment Corp.	1,117,232	1.3
232		Kenedix Retail REIT Corp.	561,862	0.7
1,296		LaSalle Logiport REIT	1,390,185	1.6
1,013		MCUBS MidCity Investment Corp.	928,285	1.1
189,500		Mitsubishi Estate Co., Ltd.	3,204,436	3.8
91,856		Mitsui Fudosan Co., Ltd.	2,127,563	2.5
671		Mori Hills REIT Investment Corp.	893,976	1.1
35,800		Nomura Real Estate Holdings, Inc.	761,296	0.9
994		Orix JREIT, Inc.	1,745,176	2.1
977	(2)	Sankei Real Estate, Inc.	977,921	1.2
127,000		Tokyo Tatemono Co., Ltd.	1,433,523	1.7
			20,333,471	24.2

		Norway: 1.2%
67,346	(3)	Entra ASA	977,497	1.2

		Singapore: 4.1%
877,200		CapitaLand Commercial Trust	1,253,253	1.5
272,300		City Developments Ltd.	1,792,328	2.1
398,100		Other Securities	433,842	0.5
			3,479,423	4.1

		Spain: 1.6%
70,511		Inmobiliaria Colonial Socimi SA	759,711	0.9
43,795		Other Securities	597,386	0.7
			1,357,097	1.6

		Sweden: 4.6%
62,512		Castellum AB	1,123,931	1.3
66,391		Fabege AB	922,150	1.1
46,954		Pandox AB	805,725	1.0
51,763		Wihlborgs Fastigheter AB	688,689	0.8

See Accompanying Notes to Financial Statements

30

VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2019 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Sweden: (continued)
17,598		Other Securities	$293,240	0.4
			3,833,735	4.6

		Switzerland: 0.8%
7,972		Swiss Prime Site AG	640,186	0.8

		United Kingdom: 9.7%
322,370		Grainger PLC	1,059,335	1.3
64,627		Land Securities Group PLC	778,881	0.9
128,470		Safestore Holdings PLC	1,078,862	1.3
141,125		Segro PLC	1,250,452	1.5
313,627		Tritax Big Box REIT Plc	608,322	0.7
110,441		Unite Group PLC	1,357,424	1.6
50,082		Workspace Group PLC	645,994	0.8
222,417		Other Securities	1,383,345	1.6
			8,162,615	9.7
		Total Common Stock (Cost $69,056,562)	82,455,181	98.1

CLOSED-END FUNDS: 0.6%
		United Kingdom: 0.6%
370,657		Other Securities	454,338	0.6
		Total Closed-End Funds (Cost $450,114)	454,338	0.6
		Total Long-Term Investments (Cost $69,506,676)	82,909,519	98.7

SHORT-TERM INVESTMENTS: 0.7%
		Mutual Funds: 0.7%
625,330	(4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.330% (Cost $625,330)	625,330	0.7
		Total Short-Term Investments (Cost $625,330)	625,330	0.7
		Total Investments in Securities (Cost $70,132,006)	$83,534,849	99.4
		Assets in Excess of Other Liabilities	521,379	0.6
		Net Assets	$84,056,228	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2019.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1)	The grouping contains non-income producing securities.
(2)	Non-income producing security.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	Rate shown is the 7-day yield as of April 30, 2019.

REIT Diversification	Percentage of Net Assets
Real Estate Operating Companies	23.1%
Diversified Real Estate Activities	17.9
Office REITs	12.4
Retail REITs	12.1
Diversified REITs	11.5
Industrial REITs	5.6
Residential REITs	4.3
Real Estate Development	4.0
Specialized REITs	3.1
Hotel & Resort REITs	2.1
Health Care Facilities	1.6
Hotels, Resorts & Cruise Lines	1.0
Assets in Excess of Other Liabilities*	1.3
Net Assets	100.0%

*Includes short-term investments.

See Accompanying Notes to Financial Statements

31

VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2019 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2019
Asset Table
Investments, at fair value
Common Stock
Australia	$2,321,917	$6,031,422	$—	$8,353,339
Austria	340,757	—	—	340,757
Belgium	1,461,498	—	—	1,461,498
Canada	3,994,123	—	—	3,994,123
China	—	434,612	—	434,612
Finland	3,394	—	—	3,394
France	2,908,520	805,493	—	3,714,013
Germany	657,619	7,819,512	—	8,477,131
Hong Kong	—	15,801,054	—	15,801,054
Ireland	—	1,091,236	—	1,091,236
Japan	977,921	19,355,550	—	20,333,471
Norway	—	977,497	—	977,497
Singapore	—	3,479,423	—	3,479,423
Spain	—	1,357,097	—	1,357,097
Sweden	—	3,833,735	—	3,833,735
Switzerland	—	640,186	—	640,186
United Kingdom	2,488,872	5,673,743	—	8,162,615
Total Common Stock	15,154,621	67,300,560	—	82,455,181
Closed-End Funds	454,338	—	—	454,338
Short-Term Investments	625,330	—	—	625,330
Total Investments, at fair value	$16,234,289	$67,300,560	$—	$83,534,849
Other Financial Instruments+
Forward Foreign Currency Contracts	—	21	—	21
Total Assets	$16,234,289	$67,300,581	$—	$83,534,870
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(177)	$—	$(177)
Total Liabilities	$—	$(177)	$—	$(177)

(1)	For the period ended April 30, 2019, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2019, securities valued at $4,081,471 and $7,457,305 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2019, the following forward foreign currency contracts were outstanding for Voya International Real Estate Fund:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SGD 222,520	USD 163,578	Brown Brothers Harriman & Co.	05/03/19	$(177)
USD 399,182	HKD 3,131,621	Brown Brothers Harriman & Co.	05/03/19	21
				$(156)

See Accompanying Notes to Financial Statements

32

VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2019 (UNAUDITED) (CONTINUED)

Currency Abbreviations

HKD — Hong Kong Sar Dollar

SGD — Singapore Dollar

USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2019 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$21
Total Asset Derivatives		$21
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$177
Total Liability Derivatives		$177

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2019 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(44,716)
Total	$(44,716)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(176)
Total	$(176)

At April 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $73,636,271.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$12,066,167
Gross Unrealized Depreciation	(2,164,764)
Net Unrealized Appreciation	$9,901,403

See Accompanying Notes to Financial Statements

33

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 16, 2018, the Board of Trustees (“Board”) of Voya Mutual Funds (the “Trust”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of Voya Global Real Estate Fund and Voya International Real Estate Fund, each a series of the Trust (the “Funds”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with CBRE Clarion Securities LLC, the sub-adviser to each Fund (the “Sub-Adviser”) for an additional one year period ending November 30, 2019. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.

In addition to the Board meeting on November 16, 2018, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 11, 2018, and November 14, 2018, specifically to review and consider materials related to the proposed continuance of each Management Contract and each Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on that Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Funds, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Funds as set forth in the Management Contracts, including oversight of the Funds’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance,

34

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Funds under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Fund are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Funds and the level of resources committed to the Funds (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Funds.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contracts and Sub-Advisory Contracts were appropriate.

Fund Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. In addition, the Board considered each Fund’s investment performance compared to an additional performance peer group that is approved by the Fund’s IRC due to the unique investment structure or strategy of each Fund. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Fund grows larger and the extent to which any such economies are shared with the Fund. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with each Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.

Information Regarding Services to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences. For the non-Voya-affiliated Sub-Adviser, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Adviser with respect to sub-advisory fee schedules.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board

35

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Funds, including whether the Manager intends to propose any changes thereto. For each Fund, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits or losses realized by the Manager. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager attributable to servicing each Fund both with and without taking into account the profitability of the distributor of the Funds and any revenue sharing payments made by the Manager. The Board did not request profitability data from the Sub-Adviser since it is not affiliated with the Manager because the Board did not view this data as being a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and the non-Voya-affiliated Sub-Adviser with respect to the negotiation of sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager, as well as other industry participants with whom the profits of the Manager could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Funds. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Funds, including their ability to engage in soft-dollar transactions on behalf of the Funds. Following its reviews, the Board determined that the Manager’s profitability with respect to its services to the Funds and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Fund-by-Fund Analysis

Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 11, 2018, November 14, 2018, and/or November 16, 2018 meetings in relation to approving each Fund’s Management Contracts and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category, as well as its primary benchmark and, in the case of Voya International Real Estate Fund, a performance peer group. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest (worst) performance. The performance data provided to the Board primarily was for various periods ended March 31, 2018. In addition, the Board also considered at its October 11, 2018, November 14, 2018, and November 16, 2018 meetings certain additional data regarding each Fund’s more recent performance, asset levels and asset flows. Each Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group.

Voya Global Real Estate Fund

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global Real Estate Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the third quintile of its Morningstar category for the ten-year period, the fourth quintile for the one-year period, and the fifth (lowest) quintile for the year-to-date, three-year and five-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed. In analyzing this performance data, the Board took into account: (1) management’s representations regarding the impact of security selection and sector allocation on the Fund’s performance; and (2) management’s discussion of the investment process enhancements implemented to the Fund in May 2017.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also

36

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is below the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as directed by the Board during the 2017 annual contract renewal cycle, lower expense limits were implemented for the Fund, effective January 1, 2018; and (2) management’s proposal to modify the sub-advisory fee schedule and further limit expenses, effective January 1, 2019.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya International Real Estate Fund

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya International Real Estate Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and one-year periods, the second quintile for the three-year period, and the fourth quintile for the five-year and ten-year periods; and (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) management’s representations regarding the competitiveness of the Fund’s management fee rate and net expense ratio; and (2) management’s proposal to modify the sub-advisory fee schedule and further limit expenses, effective January 1, 2019.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

37

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Investment Adviser

Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	167704 (0419-062419)

Semi-Annual Report
April 30, 2019
Classes A, C, I and W
■
Voya CBRE Global Infrastructure Fund

■
Voya CBRE Long/Short Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports, like this semi-annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from each Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
E-Delivery Sign-up – details inside

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Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.
Just go to www.individuals.voya.com/page/e-delivery, follow the directions and complete the quick 5 Steps to Enroll.
You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. The Funds’ Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Funds’ complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

President’s Letter

The Fed Holds, the Economy Carries on...Trade Wars Reignite
Dear Shareholder,
As expected, at its April – May meeting the Federal Open Market Committee (“FOMC”) voted unanimously to hold the Federal Funds rate steady in the 2.25 – 2.50% range. The post-meeting press release acknowledged the solid economic backdrop and weaker inflation, and reiterated that the U.S. Federal Reserve Board will remain “patient” as it evaluates potential future adjustments to the target range. Chairman Powell noted that he does not see a strong case for moving rates up or down.
The financial markets took the news in stride, at least until concerns of a trade war between the U.S. and China resurfaced. While lingering trade uncertainty is likely to induce short-term market volatility, in our opinion, we do not see recent developments as a threat to our longer-term outlook. In our view, economic conditions point to slowdown, not recession; the latest FOMC decision seems to confirm our view. In our opinion, the stable interest rates, low inflation and near-trend growth point to continued equity performance and moderately higher Treasury rates.
Despite the broad-based rally in financial assets that has unfolded over the course of this year, investors have been buying bonds and selling equities. We think this is a reflection of skittish sentiment after the gut-wrenching sell-off in late 2018. We continue to believe the economy and financial markets are in the late phases of the business cycle. Though we expect this cycle to persist into 2020, the risks attendant upon late-cycle investing prevail: heightened episodes of volatility are likely to intensify the pain of mistakes.
A common response among investors at such times is to pull back, seeking to avoid losses; in our view, this is a strategic error. No one can predict with certainty how the risks currently roiling the markets will shake out. We think it best to maintain a well-diversified portfolio, stick with your investment plan and avoid the temptation to time market exits or entries. Change your strategy only if your long-term goals change; discuss any changes thoroughly with your financial advisor before taking action.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
June 3, 2019
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Six Months Ended April 30, 2019

Our new fiscal year opened with global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvestment dividends, having slumped 6.80% in October. Markets were increasingly unnerved by an intensifying economic slowdown outside of the U.S., exacerbating existing concerns about a potential trade war between the U.S. and China in particular, and in general the trade-dampening effects of U.S. tariffs and counter tariffs. (The Index returned 8.83% for the six-months ended April 30, 2019, measured in U.S. dollars.)
Furthermore, the Federal Open Market Committee (“FOMC”) still seemed intent on raising interest rates, despite no apparent inflationary threat. In December the FOMC raised rates for the fourth time in 2018, from 2.25% to 2.50%. Chairman Powell signaled two more increases in 2019, instead of a hoped for pause. Was this a policy mistake in an already late-cycle economy, for which the boost from tax cuts and increased government spending would surely fade? As 2019 ended, the Index was down, coincidentally, another 6.80% in our fiscal year to date.
Yet the equity investor who found this all too much and sold out near year-end would have missed a rebound as intense as it was unexpected, propelling the Index to a new record, up 8.90% for the six-months through April.
Two main factors drove the recovery. Firstly, Powell changed his tune and said repeatedly that the FOMC would be “patient” as the economic data evolved. On March 20, he all but committed to no more increases in 2019. Secondly, on trade, the view emerged that, as far apart as the U.S. and China were on key issues, both were motivated to find some face-saving “deal” that would stop an escalation of the tariff war, if not roll them back.
On the perception of slowing global growth, there was little relief from most of the incoming data, although April provided some late respite.
In Europe, the euro zone’s annual growth in gross domestic product (“GDP”) in the fourth quarter of 2018 was just 1.1%. Weakness in Germany, Europe’s manufacturing powerhouse, was a particular source of concern. In March, the European Central Bank loosened policy guidance and forecast euro zone growth in 2019 to stay at 1.1%. In the UK, Prime Minister May’s proposal to secure Brexit was defeated in parliament for the third time on March 29. The European Union granted an extension to October 31 to try to find some consensus.
In Japan the economy returned to growth in the fourth quarter, 1.9% annualized, after falling 2.4% in the prior quarter. But the Bank of Japan became the latest central bank to emphasize loose policy, since target inflation of 2% seemed as far away as ever.
China’s GDP grew at 6.6% in 2018 over 2017, the smallest advance in 28 years. The official target for 2019 was lowered to 6.0% from 6.5%. Manufacturing activity was in contraction, industrial production was growing at its slowest pace in 17 years and both exports and imports were falling. Some welcome improvement was seen in April.
In the U.S., GDP growth in the fourth quarter of 2018 fell to a more modest 2.2%, after 3.4% in the third. In late March, after weak manufacturing data from Europe was aggravated by a similar report in the U.S., a rather worrying pattern of Treasury yields emerged (see below). Industrial production and retail sales were slack in March, but the latter rebounded sharply in April. Finally first quarter GDP growth surprised to the upside at 3.2%, although it was flattered by volatile inventory and trade elements.
As the fiscal half-year ended, notwithstanding the tepid-to-mixed picture painted above, the path of least resistance for the Index still seemed to be upwards.
In U.S. fixed income markets, the Treasury yield curve mostly fell and flattened over the half-year. It became partially inverted in March, with the yield on the three-month bill greater than the yield on the ten-year note for the first time since 2007. This is thought by some to portend economic weakness, as it implies declining short-term rates. For the half-year, the Bloomberg Barclays U.S. Aggregate Bond Index returned 5.49%.
U.S. equities, represented by the S&P 500® Index including dividends, rose 9.76% to a new record, despite the worst December since 1931. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, 13% in the fourth, but were set to fall in early 2019. Consumer discretionary was the top performing sector, up 15.24%. Energy was weakest, up just 0.07%.
In currencies, the dollar rose 0.86% against the euro, but lost 2.00% against the pound and 1.42% against the yen. These were small moves in what still looked like a bullish dollar trend. The receding prospect of a no-deal Brexit probably supported the pound.
International markets benefited during the period from the softening tone of central banks and the prospects for a U.S./China trade deal. Yet the MSCI Japan® Index fell 0.01%, the milder recovery perhaps reflecting Japan’s own vulnerability to a trade war. The MSCI Europe ex UK® Index jumped 10.01%. BofA Securities noted that for the first time in their survey of fund managers, bearish positioning against European stocks was the most “crowded trade”. This would tend to support markets on any kind of positive news. The MSCI UK® Index added 6.09%. As usual, a large contribution was made by a few heavily weighted constituents. In this case, half the gain came from two stocks in each of the financials, consumer staples and materials sectors.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
FTSE Global Core Infrastructure 50/50 Index	An unmanaged market-weighted index which consists of companies within the 3 core infrastructure sectors (transportation, energy, and telecommunications).
HFRX Equity Hedge Index	An index that measures the performance of funds which maintains at least 50% or more exposure to both long and short positions in primarily equity and equity derivative securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.S. REIT® Index	A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
UBS Global Infrastructure & Utilities 50/50 Index	An unmanaged market-weighted index which consists of infrastructure and utility companies from developed markets whose floats are larger than US $500 million.
3

Voya CBRE Global Infrastructure Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2019 (as a percentage of net assets)

United States	53.1%
Canada	9.4%
Spain	8.1%
Australia	5.8%
France	5.5%
Japan	4.7%
United Kingdom	3.4%
Italy	2.8%
Germany	2.5%
Mexico	2.3%
Belgium	0.5%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya CBRE Global Infrastructure Fund (the “Fund”) seeks total return including capital appreciation and current income. The Fund is managed by Jeremy Anagnos, CFA, and T. Ritson Ferguson, CFA, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.
Performance: For the six-months ended April 30, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 14.77% compared to the FTSE Global Core Infrastructure 50/50 Index, which returned 13.02%.
Portfolio Specifics: Global listed infrastructure stocks were up a little more than 13% over the trailing six-month period as positive total returns were generated in all regions. Continental Europe was the top-performing region during the period, led by the outperformance of the transportation sector. The Americas region also outperformed, led by strong returns in the U.S. communications sector. The U.S. midstream/pipelines sector also delivered solid performance. The Asian region lagged slightly during the period as the relative underperformance of the utilities sector weighed on returns. U.K. utilities continued to struggle behind the backdrop of power reform and regulatory uncertainty.
The Fund outperformed the benchmark as both sector allocation and stock selection decisions added value. The primary contributor to relative performance was sector allocation in the Americas region, led by an overweight to the outperforming U.S. midstream/pipelines, communications and renewables sectors. In Europe, an overweight to the outperforming transportation sector on the continent was the primary contributor to relative performance. In the Asian region, an underweight to the underperforming utilities sector helped relative performance during the period.
Top Ten Holdings as of April 30, 2019 (as a percentage of net assets)

American Electric Power Co., Inc.	4.2%
Williams Cos., Inc.	4.1%
Enbridge, Inc.	3.9%
Union Pacific Corp.	3.9%
Crown Castle International Corp.	3.7%
Vinci SA	3.6%
Cheniere Energy, Inc.	3.6%
Ferrovial SA	3.5%
Atmos Energy Corp.	3.4%
Sempra Energy	3.2%
Portfolio holdings are subject to change daily.
Stock selection benefited from holdings in continental Europe as positioning in the utilities and communication sectors were the primary contributors. In the Americas, stock selection was essentially flat as the outperformance in U.S. utilities was negated by stock selection in U.S. midstream/pipelines. Meanwhile, stock selection in the Asian region was a drag on relative performance as positioning in the transportation and utilities sector hurt relative performance during the period.
Current Outlook and Strategy: We believe that the combination of solid fundamentals, growth and discounted valuation should position this asset class to continue to deliver strong returns for the remainder of 2019 and beyond. One of the key catalysts belying our constructive outlook for listed infrastructure remains the discount that the assets trade versus the private market where there is significant capital seeking investments. Some of the largest, most sophisticated investors in the global infrastructure market have been very active in buying assets from listed companies, taking private listed companies public and buying significant equity interests in listed companies. In nearly every case, the valuation of the underlying assets by the private investors was at a premium to the valuation of the listed companies, in our opinion. Our research indicates that the public market is trading at a material discount to private asset values, and these transactions suggest our estimates are conservative.
On-going fundamentals for infrastructure assets remain generally positive and investment needs are driving growth opportunities. The combination of solid fundamentals, growth and discounted valuation positions to the asset class continue to deliver strong returns for the remainder of 2019. Our strategy leverages the perspectives we have on the private market from our colleagues that invest in these assets directly, while also focusing on key fundamental issues that will provide for consistent growth.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
4

Portfolio Managers’ Report	Voya CBRE Long/Short Fund

Top Ten Long Holdings as of April 30, 2019 (as a percentage of net assets)

Equinix, Inc.	7.9%
Alexandria Real Estate Equities, Inc.	5.3%
Hudson Pacific Properties, Inc.	4.5%
Extra Space Storage, Inc.	4.3%
Welltower, Inc.	4.2%
Healthcare Trust of America, Inc.	4.2%
AvalonBay Communities, Inc.	3.7%
NexPoint Residential Trust, Inc.	3.5%
VICI Properties, Inc.	3.5%
QTS Realty Trust, Inc.	3.5%
Portfolio holdings are subject to change daily.
Voya CBRE Long/Short Fund (the “Fund”)* seeks total return including capital appreciation and current income. The Fund is managed by Steven D. Burton, CFA, Joseph P. Smith, CFA, and T. Ritson Ferguson, CFA, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.
Performance: For the six-months ended April 30, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 13.46% compared to the S&P 500® Index, the MSCI U.S. REIT® Index, and the HFRX Equity Hedge Index, which returned 9.76%, 11.47%, and 1.51% respectively, for the same period.
Portfolio Specifics: Real estate stocks were positive for the trailing six months, up 11.5% as measured by the U.S. the long-only MSCI U.S. REIT® Index. Earnings releases and real estate operating fundamentals have been solid, in our opinion. Geopolitical trade distractions and expectations for higher interest rates have created market volatility and uncertainty. Economic growth continues but we believe that the pace is likely to decelerate in 2019. We believe this “not too hot, not too cold” environment should be good for real estate stocks. The economic expansion should continue this year but is slowing, potentially exacerbated by geopolitical risk including BREXIT, U.S. trade policy uncertainty and a slowing/bottoming Chinese economy. Despite a slowing pace of growth, job markets remain tight at this stage of the economic cycle and the capital markets remain accommodative to companies that need to raise or refinance attractively priced debt.
The Fund’s gross performance was 14.6%. The Fund’s weighted average gross and net exposure over the trailing six months was 165.4% and 78.6%, respectively. The following are estimates of contributors and detractors to performance. The long side of the portfolio contributed 17.0% to performance, the short side of the portfolio detracted 2.4% to gross performance, producing gross performance of 14.6%. From a regional perspective, the Americas Region generated 14.2% to gross performance, the Asia-Pacific Region generated 0.4% to gross performance and the European Region detracted 0.1% to gross performance.
Positive contributors to the Fund’s results include: weighted average net long exposure of 11.6% to the U.S. office sector which contributed 3.6% gross performance to the Fund; weighted average net long exposure of 3.9% to the U.S. healthcare sector which contributed 2.2% gross performance to the Fund; and weighted average net long exposure of 16.0% to the U.S. residential sector which contributed 2.1% gross performance to the Fund;
Detractors from the Fund’s results include: weighted average net short exposure of 0.1% to Canada which detracted 0.2% gross performance to
Top Ten Short Holdings as of April 30, 2019 (as a percentage of net assets)

Coresite Realty Corp.	(3.5)%
Washington Real Estate Investment Trust	(3.3)%
SL Green Realty Corp.	(3.1)%
LTC Properties, Inc.	(2.9)%
Tanger Factory Outlet Centers, Inc.	(2.5)%
Essential Properties Realty Trust, Inc.	(2.4)%
EPR Properties	(2.3)%
Apartment Investment & Management Co.	(2.2)%
Retail Opportunity Investments Corp.	(2.2)%
American Homes 4 Rent	(2.2)%
Portfolio holdings are subject to change daily.
the Fund; weighted average net long exposure of 0.5% to France which detracted 0.1% gross performance to the Fund; and weighted average net long exposure of 1.0% to Japan which contributed 0.0% gross performance to the Fund.
Current Outlook and Strategy: Our outlook for the real estate securities sector is constructive. Specifically, we believe that REIT valuations are attractive and that real estate operating fundamentals are solid, albeit late cycle fundamentals in most markets. We expect 2019 earnings growth estimates to be in the 4% range. As the result of the attractive valuations in the listed markets and strong capital flows to the private real estate markets, we believe M&A activity is likely to continue and be supportive of positive total return potential.
Risks to our constructive outlook include: uncertainty related to diverging central bank policies and political risk remain, creating opportunities for our portfolio positioning; intensifying trade war creates a deceleration in corporate profits and/or economic recession as well as unintended outcomes from BREXIT; cost of and access to capital negatively impacted from interest rate volatility and/or reduction in monetary stimulus.

*
On March 14, 2019, the Fund’s Board of Trustees approved a proposal to liquidate the Fund on June 7, 2019.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
5

Shareholder Expense Examples (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 to April 30, 2019. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2019*	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2019*
Voya CBRE Global Infrastructure Fund
Class A	$1,000.00	$1,147.70	1.35%	$7.19	$1,000.00	$1,018.10	1.35%	$6.76
Class C**	1,000.00	1,044.00	2.10	3.65	1,000.00	989.59	2.10	10.49
Class I	1,000.00	1,149.10	1.10	5.86	1,000.00	1,019.34	1.10	5.51
Class W**	1,000.00	1,044.80	1.10	1.91	1,000.00	1,019.34	1.10	5.51
Voya CBRE Long/Short Fund(1)
Class A	$1,000.00	$1,134.60	5.28%	$27.95	$1,000.00	$998.61	5.28%	$26.16
Class I	1,000.00	1,136.10	5.03	26.64	1,000.00	999.85	5.03	24.94

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

**
Commencement of operation was February 28, 2019. Expenses paid for the actual Fund’s return reflect the 62-day period ended April 30, 2019.

(1)
Annualized expense ratios include dividend and prime brokerage fees on short sales.

6

Statements of Assets and Liabilities as of April 30, 2019 (Unaudited)

	Voya CBRE Global Infrastructure Fund	Voya CBRE Long/Short Fund
ASSETS:
Investments in securities at fair value*	$152,703,332	$53,939,633
Short-term investments at fair value**	3,130,376	—
Cash pledged as collateral at prime broker for securities sold short (Note 2)	—	6,344,971
Foreign currencies at value***	—	295
Receivables:
Investment securities sold	530,323	—
Fund shares sold	779,901	3,396
Dividends	145,852	8,372
Foreign tax reclaims	58,318	30,239
Unrealized appreciation on forward foreign currency contracts	161	—
Prepaid expenses	45,947	12,747
Reimbursement due from manager	6,430	14,246
Other assets	694	1,361
Total assets	157,401,334	60,355,260
LIABILITIES:
Securities sold short^^	—	17,136,590
Payable for investment securities purchased	1,530,628	—
Payable for fund shares redeemed	27,551	4,322
Payable for dividends on securities sold short	—	68,271
Payable for investment management fees	123,577	49,964
Payable for distribution and shareholder service fees	1,000	316
Payable to trustees under the deferred compensation plan (Note 6)	694	1,361
Payable for trustee fees	537	236
Other accrued expenses and liabilities	77,247	260,823
Total liabilities	1,761,234	17,521,883
NET ASSETS	$155,640,100	$42,833,377
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$144,078,578	$40,542,042
Total distributable earnings	11,561,522	2,291,335
NET ASSETS	$155,640,100	$42,833,377
* Cost of investments in securities	$142,222,743	$49,941,362
** Cost of short-term investments	$3,130,376	$—
*** Cost of foreign currencies	$—	$296
^^ Proceeds received from securities sold short	$—	$16,967,884
See Accompanying Notes to Financial Statements
7

Statements of Assets and Liabilities as of April 30, 2019 (Unaudited) (continued)

	Voya CBRE Global Infrastructure Fund	Voya CBRE Long/Short Fund
Class A
Net assets	$5,023,827	$1,465,649
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	446,199	139,696
Net asset value and redemption price per share†	$11.26	$10.49
Maximum offering price per share (5.75%)(1)	$11.95	$11.13
Class C
Net assets	$48,472	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	4,308	n/a
Net asset value and redemption price per share	$11.25	n/a
Class I
Net assets	$150,179,607	$41,367,728
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	13,339,597	3,902,054
Net asset value and redemption price per share	$11.26	$10.60
Class W
Net assets	$388,194	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	34,494	n/a
Net asset value and redemption price per share	$11.25	n/a

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
8

Statements of Operations for the six months ended April 30, 2019 (Unaudited)

	Voya CBRE Global Infrastructure Fund	Voya CBRE Long/Short Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,705,247	$775,369
Interest	—	200,323
Total investment income	1,705,247	975,692
EXPENSES:
Investment management fees	533,247	315,961
Distribution and shareholder service fees:
Class A	4,893	1,887
Class C	23	—
Transfer agent fees:
Class A	3,627	807
Class C	4	—
Class I	8,906	15,846
Class W	19	—
Dividends on securities sold short (Note 2)	—	602,427
Prime brokerage fees (Note 2)	—	187,222
Shareholder reporting expense	2,715	20,815
Registration fees	25,878	19,248
Professional fees	21,358	37,648
Custody and accounting expense	30,227	34,842
Trustee fees	2,152	944
Shareholder notification (Note 6)	—	7,325
Miscellaneous expense	2,602	24,455
Interest expense	—	25
Total expenses	635,651	1,269,452
Waived and reimbursed fees	(42,815)	(90,589)
Net expenses	592,836	1,178,863
Net investment income (loss)	1,112,411	(203,171)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,230,023	1,624,988
Forward foreign currency contracts	8,056	—
Foreign currency related transactions	(10,584)	940
Securities sold short	—	340,166
Net realized gain	1,227,495	1,966,094
Net change in unrealized appreciation (depreciation) on:
Investments	13,037,824	4,880,427
Forward foreign currency contracts	161	—
Foreign currency related transactions	(977)	567
Securities sold short	—	(617,325)
Net change in unrealized appreciation (depreciation)	13,037,008	4,263,669
Net realized and unrealized gain	14,264,503	6,229,763
Increase in net assets resulting from operations	$15,376,914	$6,026,592
* Foreign taxes withheld	$105,360	$1,230
See Accompanying Notes to Financial Statements
9

Statements of Changes in Net Assets

	Voya CBRE Global Infrastructure Fund		Voya CBRE Long/Short Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
FROM OPERATIONS:
Net investment income (loss)	$1,112,411	$1,377,008	$(203,171)	$(1,492,950)
Net realized gain	1,227,495	1,221,896	1,966,094	8,446,027
Net change in unrealized appreciation (depreciation)	13,037,008	(5,637,401)	4,263,669	(5,208,292)
Increase (decrease) in net assets resulting from operations	15,376,914	(3,038,497)	6,026,592	1,744,785
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(87,383)	(110,149)	(32,929)	—
Class C	(13)	—	—	—
Class I	(2,175,039)	(4,118,454)	(1,056,388)	(126,723)
Class W	(15)	—	—	—
Return of capital:
Class A	—	—	(928)	—
Class I	—	—	(27,607)	—
Total distributions	(2,262,450)	(4,228,603)	(1,117,852)	(126,723)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	74,551,908	41,146,323	1,331,010	9,063,403
Reinvestment of distributions	2,262,414	4,227,734	1,078,072	119,078
	76,814,322	45,374,057	2,409,082	9,182,481
Cost of shares redeemed	(7,994,781)	(2,302,303)	(17,394,047)	(202,872,998)
Net increase (decrease) in net assets resulting from capital share transactions	68,819,541	43,071,754	(14,984,965)	(193,690,517)
Net increase (decrease) in net assets	81,934,005	35,804,654	(10,076,225)	(192,072,455)
NET ASSETS:
Beginning of year or period	73,706,095	37,901,441	52,909,602	244,982,057
End of year or period	$155,640,100	$73,706,095	$42,833,377	$52,909,602
See Accompanying Notes to Financial Statements
10

STATEMENT OF CASH FLOWS for the period ended April 30, 2019

Voya CBRE Long/Short Fund
Period Ended April 30, 2019
INCREASE (DECREASE) IN CASH
Cash Flows From Operating Activities:
Net increase in net assets from operations	$6,026,592
Adjustment to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(64,218,211)
Proceeds from disposition of investment securities	80,431,519
Proceeds from return of capital distributions from investments	281,158
Decrease in investment securities sold receivable	814,860
Decrease in cash pledged as collateral at prime broker for securities sold short	6,052,149
Decrease in receivable for fund shares sold	14,757
Decrease in dividends and interest receivable	5,861
Increase in tax reclaim receivable	(296)
Decrease in prepaid expenses	5,624
Increase in reimbursement due from manager	(1,685)
Proceeds from securities sold short	(48,011,139)
Purchases to cover	43,663,972
Decrease in payable for investment securities purchased	(2,654,069)
Decrease in payable for fund shares redeemed	(155,613)
Decrease in payable to adviser	(13,142)
Decrease in accrued trustee fees	(438)
Increase in other accrued expenses	72,954
Increase in dividends payable on securities sold short	16,515
Change in unrealized (appreciation) appreciation on investments	(4,880,427)
Change in unrealized (appreciation) depreciation on short positions	617,325
Realized (gain) loss on investments	(1,624,988)
Realized (gain) loss on short positions	(340,166)
Net cash provided for operating activities	16,103,112
Cash Flows From Financing Activities:
Distributions to shareholders (net of reinvestment of distributions)	(39,780)
Proceeds from capital shares sold	1,331,010
Payments on capital shares redeemed	(17,394,047)
Net cash flows provided by financing activities	(16,102,817)
Net change in cash	295
Cash and foreign currency at beginning of year or period	—
Cash and foreign currency at end of year or period	$295
Non Cash Financing Activities:
Reinvestment of distributions	$1,078,072
See Accompanying Notes to Financial Statements
11

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions								Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Redemption fees	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya CBRE Global Infrastructure Fund(5)
Class A
04-30-19+	10.04	0.09•	1.37	1.46	0.08	0.16	—	0.24	—	—	11.26	14.77	1.60	1.35	1.35	1.77	5,024	30
10-31-18	11.40	0.19	(0.51)	(0.32)	0.25	0.79	—	1.04	—	—	10.04	(3.16)	1.83	1.35	1.35	1.89	1,787	61
10-31-17	10.78	0.17•	1.30	1.47	0.12	0.73	—	0.85	—	—	11.40	14.96	2.36	1.53	1.53	1.59	1,146	85
10-31-16(6)	10.68	0.15•	0.66	0.81	0.20	0.51	—	0.71	—	—	10.78	8.21	2.15	1.60	1.60	1.44	526	88
10-31-15(6)	12.72	0.16•	(0.59)	(0.43)	0.13	1.49	—	1.62	0.01	—	10.68	(3.45)	1.76	1.60	1.60	1.37	178	97
10-31-14(6)	11.01	0.13•	1.83	1.96	0.18	0.09	—	0.27	0.02	—	12.72	18.26	1.84	1.60	1.60	1.02	458	93
Class C
02-28-19(7) - 04-30-19+	10.82	0.03•	0.45	0.48	0.05	—	—	0.05	—	—	11.25	4.40	2.35	2.10	2.10	1.92	48	30
Class I
04-30-19+	10.04	0.11•	1.36	1.47	0.09	0.16	—	0.25	—	—	11.26	14.91	1.18	1.10	1.10	2.10	150,180	30
10-31-18	11.40	0.23	(0.52)	(0.29)	0.28	0.79	—	1.07	—	—	10.04	(2.88)	1.41	1.10	1.10	2.14	71,919	61
10-31-17	10.78	0.20	1.30	1.50	0.15	0.73	—	0.88	—	—	11.40	15.25	1.61	1.21	1.21	1.83	36,755	85
10-31-16(6)	10.67	0.21•	0.64	0.85	0.23	0.51	—	0.74	—	—	10.78	8.66	1.60	1.25	1.25	2.05	22,569	88
10-31-15(6)	12.72	0.19•	(0.57)	(0.38)	0.18	1.49	—	1.67	—	—	10.67	(3.10)	1.43	1.25	1.25	1.66	40,069	97
10-31-14(6)	11.01	0.20•	1.81	2.01	0.21	0.09	—	0.30	—	—	12.72	18.46	1.54	1.25	1.25	1.67	40,050	93
Class W
02-28-19(7) - 04-30-19+	10.82	0.06	0.42	0.48	0.05	—	—	0.05	—	—	11.25	4.48	1.35	1.10	1.10	3.04	388	30
Voya CBRE Long/Short Fund(5)
Class A
04-30-19+	9.45	(0.06)*	1.32	1.26	0.21	—	0.01	0.22	—	—	10.49	13.46	5.70	5.28	5.28	(1.15)	1,466	134
10-31-18	9.64	(0.13)•	(0.06)	(0.19)	—	—	—	—	—	—	9.45	(1.97)	5.12	4.97	4.97	(1.32)	1,607	374
10-31-17	9.93	(0.18)•	0.22	0.04	—	0.33	—	0.33	—	—	9.64	0.38	2.73	2.73	2.73	(1.81)	2,899	271
10-31-16(6)	10.98	(0.13)•	(0.09)	(0.22)	—	0.83	—	0.83	—	—	9.93	(2.04)	4.36	4.36	4.36	(1.31)	6,151	196
10-31-15(6)	10.86	(0.20)•	0.32	0.12	—	—	—	—	—	—	10.98	1.10	4.23	4.23	4.23	(1.80)	14,265	193
10-31-14(6)	10.27	(0.07)•	0.80	0.73	0.02	0.08	0.04	0.14	—	—	10.86	7.32	3.89	3.89	3.89	(0.65)	16,650	131
Class I
04-30-19+	9.55	(0.04)•	1.32	1.28	0.22	—	0.01	0.23	—	—	10.60	13.61	5.41	5.03	5.03	(0.86)	41,368	134
10-31-18	9.73	(0.11)•	(0.06)	(0.17)	0.01	—	—	0.01	—	—	9.55	(1.79)	4.83	4.72	4.72	(1.10)	51,302	374
10-31-17	9.99	(0.14)•	0.21	0.07	—	0.33	—	0.33	—	—	9.73	0.69	2.42	2.42	2.42	(1.47)	242,083	271
10-31-16(6)	11.01	(0.15)•	(0.04)	(0.19)	—	0.83	—	0.83	—	—	9.99	(1.73)	4.07	4.07	4.07	(1.47)	511,454	196
10-31-15(6)	10.88	(0.18)•	0.32	0.14	—	0.01	—	0.01	—	—	11.01	1.31	4.03	4.03	4.03	(1.64)	746,319	193
10-31-14(6)	10.31	(0.03)•	0.78	0.75	0.06	0.08	0.04	0.18	—	—	10.88	7.57	3.70	3.70	3.70	(0.34)	722,918	131

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
For Voya CBRE Long/Short Fund, excluding dividend expenses and prime brokerage fees on short sales, the net ratio of expenses to average net assets for the period or years ended April 30, 2019, October 31, 2018, 2017, 2016, 2015 and 2014 would have been 1.90%, 1.90%, 1.84%, 1.78%, 1.70% and 1.71%, respectively, for Class A and 1.65%, 1.65%, 1.53%, 1.49%, 1.49% and 1.51%, respectively, for Class I.

See Accompanying Notes to Financial Statements
12

Financial Highlights (continued)

(4)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(5)
Prior to the close of business July 14, 2017, the Fund operated under a different name and investment adviser. Effective close of business July 14, 2017, the Investor and Institutional share classes of the predecessor funds were redesignated as Class A and Class I shares of the Fund, respectively.

(6)
For the years ended October 31, 2014, 2015 and 2016, the information presented has been audited by a different independent registered public accounting firm.

(7)
Commencement of operations.

+
Unaudited.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements
13

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are sixteen separate active investment series, two of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya CBRE Global Infrastructure Fund (“CBRE Global Infrastructure”) and Voya CBRE Long/Short Fund (“CBRE Long/Short”). CBRE Global Infrastructure is a diversified series of the Trust and CBRE Long/Short is a non-diversified series of the Trust. On June 7, 2019, CBRE Long/Short liquidated.
Each Fund offers at least one of the following classes of shares: Class A, Class C, Class I and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments

14

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included within the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a

15

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Fund’s assets and liabilities. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
The Funds estimate components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Funds no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to

16

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and

17

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
At April 30, 2019, the Funds had not entered into any Master Agreements.
E. Forward Foreign Currency Transactions. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the period ended April 30, 2019, CBRE Global Infrastructure had average contract amounts on forward foreign currency contracts of  $356,775 and $126,061 to buy and sell, respectively. The Fund used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Please refer to the tables within the portfolio of Investments for CBRE Global Infrastructure for open forward foreign currency contracts at April 30, 2019.
F. Securities Sold Short. CBRE Long/Short engages in short selling. To complete a short sale transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. Such amounts are recorded on the ex-dividend date as dividend expense on securities sold short. To borrow the security, the Fund also may be required to pay a premium, which would decrease the proceeds of the security sold. Upon entering into a short position, the Fund records the proceeds as a deposit with the prime broker in its Statements of Assets and Liabilities and establishes an offsetting liability for the securities sold under the short sale agreement. The liability is subsequently marked to market to reflect changes in the value of securities sold short. The Fund is subject to risk of loss if the broker were to fail to perform its obligation under contractual terms. Short sales transactions result in off-balance sheet risk because the ultimate obligation may exceed the amount shown in the Statements of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Short selling involves the risk of a potentially unlimited increase in the market value of the security sold short, which could result in a potentially unlimited loss for the Fund.
In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense on securities sold short.
Short sales are collateralized by cash deposits with the prime broker, Pershing LLC, and pledged securities held at the custodian, The Bank of New York Mellon (“BNY”). The collateral required is determined daily by reference to the market value of the securities sold short. The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense on the amount of any shortfall in the required cash margin that is financed by the prime broker. At April 30, 2019, CBRE Long/Short had pledged $6,344,971 in cash collateral with the prime broker for securities sold short. In addition, at April 30, 2019, CBRE Long/Short had segregated securities at the custodian with a fair value of  $49,143,947 as footnoted in the Portfolio of Investments.

18

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

CBRE Long/Short had prime brokerage borrowing throughout the period ended April 30, 2019 as follows:
Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Paid	Interest Paid
$17,633,851	$8,522,222	2.81%	$187,222
The interest paid is included in Prime Brokerage Fees on the Statement of Operations.
G. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. CBRE Global Infrastructure declares and pays dividends consisting of ordinary income, if any, quarterly. CBRE Long/Short declares and pays dividends, if any, annually. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
H. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
I. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee.
Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
K. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
L. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

19

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended April 30, 2019, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, the cost of purchases to cover securities sold short and the proceeds from securities sold short, were as follows:
	Purchases	Sales
CBRE Global Infrastructure	$97,545,605	$31,669,173
CBRE Long/Short	51,520,650	67,733,858
For the period ended April 30, 2019 the cost of purchases to cover securities sold short and the proceeds from securities sold short, were as follows:
	Purchases	Sales
CBRE Long/Short	$43,663,972	$48,011,139
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.
Fund	As a Percentage of Average Daily Net Assets
CBRE Global Infrastructure	1.00%
CBRE Long/Short	1.35%
CBRE Clarion Securities LLC serves as the sub-adviser to the Funds. The sub-adviser provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or Investment Adviser may determine, the sub-adviser manages each Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds, except Class I and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
Fund	Class A	Class C
CBRE Global Infrastructure	0.25%	1.00%
CBRE Long/Short	0.25%	N/A
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2019, the Distributor retained the following amounts in sales charges:
Class A
Initial Sales Charges:
CBRE Global Infrastructure	$3,948
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
For the period ended April 30, 2019, CBRE Long/Short incurred $7,325 of shareholder notification costs associated with the Fund’s liquidation. The Investment Adviser reimbursed the Fund for these costs.
At April 30, 2019, CBRE Global Investors Inc., an affiliate of CBRE Clarion Securities LLC, owned 41.28% of CBRE Global Infrastructure.
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may request that the Funds’ sub-adviser use its best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

20

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses (for CBRE Long/Short, the additional exclusion of dividend, interest and stock loan expense on securities sold short also applies) to the levels listed below:
Fund	Class A	Class C	Class I	Class W
CBRE Global Infrastructure	1.35%	2.10%	1.10%	1.10%
CBRE Long/Short	1.89%	N/A	1.64%	N/A
Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of April 30, 2019, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	April 30,
	2020	2021	2022	Total
CBRE Global Infrastructure	$—	$163,766	$125,593	$289,359
CBRE Long/Short	—	336	233,477	233,813
In addition to the above waived an/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of April 30, 2019, are as follows:
	April 30,
	2020	2021	2022	Total
CBRE Global Infrastructure
Class A	$—	$5,528	$4,615	$10,143
Class C	—	—	1	1
Class W	—	—	1	1
CBRE Long/Short
Class A	—	1,336	1,214	2,550
The expense limitation agreements are contractual through March 1, 2020 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 18, 2018, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 18, 2018, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 18, 2018.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
During the period ended April 30, 2019, the Funds did not utilize the line of credit.

21

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)
CBRE Global Infrastructure
Class A
4/30/2019	292,460	—	8,503	(32,685)	—	268,278	3,054,785	—	87,347	—	(342,788)	—	2,799,344
10/31/2018	128,412	—	10,321	(61,376)	—	77,357	1,342,656	—	110,140	—	(645,777)	—	807,019
Class C
2/28/2019(1) - 4/30/2019	4,307	—	1	—	—	4,308	48,000	—	13	—	—	—	48,013
Class I
4/30/2019	6,665,680	—	210,157	(697,970)	—	6,177,867	71,065,806	—	2,175,039	—	(7,651,993)	—	65,588,852
10/31/2018	3,711,628	—	387,551	(160,448)	—	3,938,731	39,803,667	—	4,117,594	—	(1,656,526)	—	42,264,735
Class W
2/28/2019(1) - 4/30/2019	34,493	—	1	—	—	34,494	383,317	—	15	—	—	—	383,332
CBRE Long/Short
Class A
4/30/2019	832	—	3,013	(34,299)	—	(30,454)	7,660	—	28,774	—	(333,279)	—	(296,845)
10/31/2018	23,865	—	—	(154,388)	—	(130,523)	234,505	—	—	—	(1,509,095)	—	(1,274,590)
Class I
4/30/2019	138,133	—	108,848	(1,718,228)	—	(1,471,247)	1,323,350	—	1,049,298	—	(17,060,768)	—	(14,688,120)
10/31/2018	889,848	—	11,837	(20,416,269)	—	(19,514,584)	8,828,898	—	119,078	—	(201,363,903)	—	(192,415,927)

(1)
Commencement of operations

NOTE 10 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
At April 30, 2019, the Funds had no securities on loan.

22

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
CBRE Long/Short has a tax year-end of December 31. The amounts shown below are estimated as of April 30, 2019.
The tax composition of dividends and distributions to shareholders was as follows:
	Six Months Ended April 30, 2019			Year Ended October 31, 2018
	Ordinary Income	Long-term Capital Gain	Return of Capital	Ordinary Income	Long-term Capital Gain
CBRE Global Infrastructure	$963,177	$1,299,273	$—	$2,447,295	$1,781,308
CBRE Long/Short	1,089,317	—	28,535	126,723	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of April 30, 2019 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
CBRE Global Infrastructure	$275,661	$1,268,697	$10,022,605	$—	—	—
CBRE Long/Short	(254,966)	—	2,760,844	(213,638)	Long-term	None
Of CBRE Long/Short’s ordinary distributions made during the tax year ended December 31, 2018, 10.00% qualifies for the dividends received deduction (DRD) available to corporate shareholders.
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of April 30, 2019, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.
NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for interim and annual periods beginning after December 15, 2018.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019.
As of April 30, 2019, management of the Funds is currently assessing the potential impact to financial statement disclosure that may result from adopting these ASUs.
NOTE 13 — SUBSEQUENT EVENTS
Dividends: Subsequent to April 30, 2019, and in conjunction with its liquidation, CBRE Long/Short paid a final distribution of:
	Type	Per Share Amount	Payable Date	Record Date
CBRE Long/Short
All Classes	STCG	$0.9126	June 6, 2019	June 4, 2019

STCG – Short-term capital gain

23

NOTES TO FINANCIAL STATEMENTS as of April 30, 2019 (Unaudited) (continued)

NOTE 13 — SUBSEQUENT EVENTS (continued)

Fund Liquidation: On March 14, 2019, the Board approved a proposal to liquidate CBRE Long/Short on June 7, 2019.
Line of Credit renewal: Effective May 17, 2019, the funds to which the Credit Agreement is available have entered into a renewed Credit Agreement with BNY for an aggregate amount of  $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

24

PORTFOLIO OF INVESTMENTS
Voya CBRE Global Infrastructure Fund	as of April 30, 2019 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.1%
		Australia: 5.8%
179,714		APA Group	$1,219,930	0.8
624,349		Atlas Arteria Ltd.	3,083,080	2.0
871,625		Sydney Airport	4,685,116	3.0
			8,988,126	5.8
		Belgium: 0.5%
11,544		Elia System Operator SA/NV	778,163	0.5
		Canada: 9.4%
21,000		Canadian Pacific Railway Ltd.	4,705,210	3.0
165,600		Enbridge, Inc.	6,117,447	3.9
105,100		Fortis, Inc.	3,884,864	2.5
			14,707,521	9.4
		France: 5.5%
6,850		Aeroports de Paris	1,395,437	0.9
84,472		Eutelsat Communications	1,526,653	1.0
56,122		Vinci SA	5,668,133	3.6
			8,590,223	5.5
		Germany: 2.5%
46,013		Fraport AG Frankfurt Airport Services Worldwide	3,830,370	2.5
		Italy: 2.8%
680,733		Enel S.p.A.	4,310,529	2.8
		Japan: 4.7%
216,884		Chubu Electric Power Co., Inc.	3,153,827	2.0
44,524		East Japan Railway Co.	4,196,026	2.7
			7,349,853	4.7
		Mexico: 2.3%
427,000		Infraestructura Energetica Nova SAB de CV	1,866,094	1.2
171,700		Promotora y Operadora de Infraestructura SAB de CV	1,742,654	1.1
			3,608,748	2.3
		Spain: 8.1%
16,466	(1)	Aena SME SA	3,057,216	2.0
93,720	(1)	Cellnex Telecom SA	2,886,968	1.8
219,537		Ferrovial SA	5,413,722	3.5
130,348		Iberdrola S.A.	1,184,528	0.8
			12,542,434	8.1
		United Kingdom: 3.4%
252,623		National Grid PLC	2,767,726	1.8
258,096		Pennon Group PLC	2,519,471	1.6
			5,287,197	3.4
		United States: 53.1%
77,100		American Electric Power Co., Inc.	6,595,905	4.2
11,200		American Tower Corp.	2,187,360	1.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United States (continued)
160,200		Antero Midstream Corp.	$1,956,042	1.3
78,450		Aqua America, Inc.	3,064,257	2.0
51,600		Atmos Energy Corp.	5,280,744	3.4
87,537	(2)	Cheniere Energy, Inc.	5,633,006	3.6
70,584		CMS Energy Corp.	3,920,941	2.5
45,801		Crown Castle International Corp.	5,760,850	3.7
59,600		Dominion Energy, Inc.	4,641,052	3.0
5,611		Equinix, Inc.	2,551,321	1.6
65,833		Evergy, Inc.	3,806,464	2.4
78,000		Exelon Corp.	3,974,100	2.6
114,400		FirstEnergy Corp.	4,808,232	3.1
19,770		NextEra Energy, Inc.	3,844,079	2.5
33,300		NiSource, Inc.	925,074	0.6
52,900		Public Service Enterprise Group, Inc.	3,155,485	2.0
39,300		Sempra Energy	5,028,435	3.2
15,600		Southwest Gas Holdings, Inc.	1,297,764	0.8
33,900		Union Pacific Corp.	6,001,656	3.9
223,700		Williams Cos., Inc.	6,337,421	4.1
62,000	(2)	Zayo Group Holdings, Inc.	1,939,980	1.2
			82,710,168	53.1
		Total Common Stock (Cost $142,222,743)	152,703,332	98.1
SHORT-TERM INVESTMENTS: 2.0%
		Mutual Funds: 2.0%
3,130,376	(3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.330% (Cost $3,130,376)	3,130,376	2.0
		Total Short-Term Investments (Cost $3,130,376)	3,130,376	2.0
		Total Investments in Securities (Cost $145,353,119)	$155,833,708	100.1
		Liabilities in Excess of Other Assets	(193,608)	(0.1)
		Net Assets	$155,640,100	100.0

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Non-income producing security.

(3)
Rate shown is the 7-day yield as of April 30, 2019.

See Accompanying Notes to Financial Statements
25

PORTFOLIO OF INVESTMENTS
Voya CBRE Global Infrastructure Fund	as of April 30, 2019 (Unaudited) (continued)

Industry Diversification	Percentage of Net Assets
Electric Utilities	23.4%
Multi-Utilities	13.1
Oil & Gas Storage & Transportation	12.9
Railroads	9.6
Airport Services	8.4
Construction & Engineering	7.1
Specialized REITs	6.7
Gas Utilities	6.2
Industry Diversification	Percentage of Net Assets
Water Utilities	3.6
Highways & Railtracks	3.1
Integrated Telecommunication Services	1.8
Alternative Carriers	1.2
Cable & Satellite	1.0
Assets in Excess of Other Liabilities*	1.9
Net Assets	100.0%

*
Includes short-term investments.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2019
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$8,988,126	$—	$8,988,126
Belgium	778,163	—	—	778,163
Canada	14,707,521	—	—	14,707,521
France	—	8,590,223	—	8,590,223
Germany	—	3,830,370	—	3,830,370
Italy	—	4,310,529	—	4,310,529
Japan	—	7,349,853	—	7,349,853
Mexico	3,608,748	—	—	3,608,748
Spain	—	12,542,434	—	12,542,434
United Kingdom	2,519,471	2,767,726	—	5,287,197
United States	82,710,168	—	—	82,710,168
Total Common Stock	104,324,071	48,379,261	—	152,703,332
Short-Term Investments	3,130,376	—	—	3,130,376
Total Investments, at fair value	$107,454,447	$48,379,261	$—	$155,833,708
Other Financial Instruments+
Forward Foreign Currency Contracts	—	161	—	161
Total Assets	$107,454,447	$48,379,422	$—	$155,833,869

(1)
For the period ended April 30, 2019, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2019, securities valued at $2,089,329 were transferred from Level 2 to Level 1 within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
26

PORTFOLIO OF INVESTMENTS
Voya CBRE Global Infrastructure Fund	as of April 30, 2019 (Unaudited) (continued)

At April 30, 2019, the following forward foreign currency contracts were outstanding for Voya CBRE Global Infrastructure Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 126,061	EUR 112,446	Brown Brothers Harriman & Co.	05/03/19	$161
				$161
Currency Abbreviations
EUR – EU Euro
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$161
Total Asset Derivatives		$161
The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$8,056
Total	$8,056

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$161
Total	$161
At April 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $145,813,062.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$11,079,006
Gross Unrealized Depreciation	(1,056,401)
Net Unrealized Appreciation	$10,022,605
See Accompanying Notes to Financial Statements
27

PORTFOLIO OF INVESTMENTS
Voya CBRE Long/Short Fund	as of April 30, 2019 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 125.9%
		Casinos & Gaming: 1.2%
55,343	(1)(2)	Caesars Entertainment Corp.	$518,010	1.2
		Diversified Real Estate Activities: 3.7%
67,400		Mitsubishi Estate Co., Ltd.	1,139,731	2.7
55,500		Tricon Capital Group, Inc.	441,199	1.0
			1,580,930	3.7
		Diversified REITs: 9.6%
26,600	(1)	Liberty Property Trust	1,320,424	3.1
43,400	(1)	Store Capital Corp.	1,446,088	3.4
161,100	(1)	Vereit, Inc.	1,330,686	3.1
			4,097,198	9.6
		Health Care REITs: 8.4%
65,300	(1)	Healthcare Trust of America, Inc.	1,800,974	4.2
24,328	(1)	Welltower, Inc.	1,813,166	4.2
			3,614,140	8.4
		Hotel & Resort REITs: 6.0%
45,270	(1)	MGM Growth Properties LLC	1,460,410	3.4
34,200	(1)	Park Hotels & Resorts, Inc.	1,097,136	2.6
			2,557,546	6.0
		Hotels, Resorts & Cruise Lines: 4.3%
44,700	(1)	Extended Stay America, Inc.	800,577	1.9
11,771	(1)	Hilton Worldwide Holdings, Inc.	1,023,959	2.4
			1,824,536	4.3
		Industrial REITs: 2.2%
30,067	(1)	Americold Realty Trust	962,445	2.2
		Office REITs: 26.9%
15,824	(1)	Alexandria Real Estate Equities, Inc.	2,253,180	5.3
64,900	(1)	Columbia Property Trust, Inc.	1,473,879	3.4
120,500	(1)	Cousins Properties, Inc.	1,153,185	2.7
55,400	(1)	Hudson Pacific Properties, Inc.	1,931,244	4.5
44,700	(1)	Mack-Cali Realty Corp.	1,040,616	2.4
68,300	(1)	Piedmont Office Realty Trust, Inc.	1,422,006	3.3
40,036	(1)	Tier REIT, Inc.	1,134,620	2.7
16,100	(1)	Vornado Realty Trust	1,113,154	2.6
			11,521,884	26.9
		Real Estate Development: 2.9%
162,000		China Overseas Land & Investment Ltd.	606,958	1.4
150,000		China Resources Land Ltd.	653,274	1.5
			1,260,232	2.9
		Residential REITs: 20.3%
23,615	(1)	American Campus Communities, Inc.	1,114,628	2.6
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Residential REITs (continued)
7,886	(1)	AvalonBay Communities, Inc.	$1,584,534	3.7
14,200	(1)	Camden Property Trust	1,429,230	3.3
17,639	(1)	Equity Residential	1,347,972	3.1
72,000	(1)	Front Yard Residential Corp.	713,520	1.7
40,600	(1)	Invitation Homes, Inc.	1,009,316	2.4
40,000	(1)	NexPoint Residential Trust, Inc.	1,499,600	3.5
			8,698,800	20.3
		Retail REITs: 15.7%
82,400	(1)	Brixmor Property Group, Inc.	1,473,312	3.4
83,500		Link REIT	975,611	2.3
21,800	(1)	Regency Centers Corp.	1,464,306	3.4
54,400	(1)	Retail Properties of America, Inc.	668,576	1.6
24,200		Spirit Realty Capital, Inc.	979,132	2.3
23,674	(1)	Taubman Centers, Inc.	1,167,128	2.7
			6,728,065	15.7
		Specialized REITs: 24.7%
42,700	(1)	CubeSmart	1,362,557	3.2
7,440	(1)	Equinix, Inc.	3,382,968	7.9
17,901	(1)	Extra Space Storage, Inc.	1,856,155	4.3
32,800	(1)	QTS Realty Trust, Inc.	1,487,480	3.5
65,574	(1)	VICI Properties, Inc.	1,495,087	3.5
37,000	(1)	Weyerhaeuser Co.	991,600	2.3
			10,575,847	24.7
		Total Common Stock (Cost $49,941,362)	53,939,633	125.9
SECURITIES SOLD SHORT: -40.0%
		Diversified Real Estate Activities: -0.9%
(6,900)		RMR Group, Inc.	(399,096)	(0.9)
		Diversified REITs: -5.7%
(48,868)		Essential Properties Realty Trust, Inc.	(1,010,590)	(2.4)
(49,900)		Washington Real Estate Investment Trust	(1,409,176)	(3.3)
			(2,419,766)	(5.7)
		Health Care REITs: -4.0%
(27,300)		LTC Properties, Inc.	(1,230,138)	(2.9)
(24,600)		Sabra Healthcare REIT, Inc.	(481,176)	(1.1)
			(1,711,314)	(4.0)
		Hotel & Resort REITs: -1.7%
(27,300)		Hospitality Properties Trust	(709,800)	(1.7)
		Office REITs: -6.8%
(97,600)		Franklin Street Properties Corp.	(767,136)	(1.8)

See Accompanying Notes to Financial Statements
28

PORTFOLIO OF INVESTMENTS
Voya CBRE Long/Short Fund	as of April 30, 2019 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
SECURITIES SOLD SHORT: (continued)
		Office REITs (continued)
(30,100)		Office Properties Income Trust	$(816,914)	(1.9)
(15,196)		SL Green Realty Corp.	(1,342,415)	(3.1)
			(2,926,465)	(6.8)
		Residential REITs: -4.4%
(38,600)		American Homes 4 Rent	(925,628)	(2.2)
(19,459)		Apartment Investment & Management Co.	(960,496)	(2.2)
			(1,886,124)	(4.4)
		Retail REITs: -9.1%
(52,900)		Retail Opportunity Investments Corp.	(928,395)	(2.2)
(59,400)		Tanger Factory Outlet Centers, Inc.	(1,072,764)	(2.5)
(23,800)		Urban Edge Properties	(441,966)	(1.0)
(167,747)		Washington Prime Group, Inc.	(746,474)	(1.7)
(24,400)		Weingarten Realty Investors	(706,136)	(1.7)
			(3,895,735)	(9.1)
		Specialized REITs: -7.4%
(13,800)		Coresite Realty Corp.	(1,509,858)	(3.5)
(12,500)		EPR Properties	(985,750)	(2.3)
(3,400	) (1)	SBA Communications Corp.	(692,682)	(1.6)
			(3,188,290)	(7.4)
		Total Securities Sold Short (Proceeds $(16,967,884))	(17,136,590)	(40.0)
		Total Investments in Securities (Cost $32,973,478)	$36,803,043	85.9
		Assets in Excess of Other Liabilities	6,030,334	14.1
		Net Assets	$42,833,377	100.0

(1)
All or a portion of this security is pledged to cover open securities sold short at April 30, 2019.

(2)
Non-income producing security.

Industry Weightings
as of April 30, 2019
(as a percentage of net assets)
	Long	Short	Net
Office REITs	26.9%	(6.8)%	20.1%
Specialized REITs	24.7	(7.4)	17.3
Residential REITs	20.3	(4.4)	15.9
Retail REITs	15.7	(9.1)	6.6
Health Care REITs	8.4	(4.0)	4.4
Hotel & Resort REITs	6.0	(1.7)	4.3
Hotels, Resorts & Cruise Lines	4.3	0.0	4.3
Diversified REITs	9.6	(5.7)	3.9
Real Estate Development	2.9	0.0	2.9
Diversified Real Estate Activities	3.7	(0.9)	2.8
Industrial REITs	2.2	0.0	2.2
Casinos & Gaming	1.2	0.0	1.2
Total			85.9
Assets in Excess of Other Liabilities*			14.1
Net Assets			100.0%

*
Includes short-term investments and purchased options.

Geographic Diversification
as of April 30, 2019
(as a percentage of net assets)
United States	75.3%
China	2.9
Japan	2.7
Hong Kong	2.3
United States Virgin Islands	1.7
Canada	1.0
Assets in Excess of Other Liabilities*	14.1
Net Assets	100.0%

*
Includes short-term investments and purchased options.

See Accompanying Notes to Financial Statements
29

PORTFOLIO OF INVESTMENTS
Voya CBRE Long/Short Fund	as of April 30, 2019 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2019
Asset Table
Investments, at fair value
Common Stock
Casinos & Gaming	$518,010	$—	$—	$518,010
Diversified Real Estate Activities	441,199	1,139,731	—	1,580,930
Diversified REITs	4,097,198	—	—	4,097,198
Health Care REITs	3,614,140	—	—	3,614,140
Hotel & Resort REITs	2,557,546	—	—	2,557,546
Hotels, Resorts & Cruise Lines	1,824,536	—	—	1,824,536
Industrial REITs	962,445	—	—	962,445
Office REITs	11,521,884	—	—	11,521,884
Real Estate Development	—	1,260,232	—	1,260,232
Residential REITs	8,698,800	—	—	8,698,800
Retail REITs	5,752,454	975,611	—	6,728,065
Specialized REITs	10,575,847	—	—	10,575,847
Total Common Stock	50,564,059	3,375,574	—	53,939,633
Securities Sold Short	(17,136,590)	—	—	(17,136,590)
Total Investments, at fair value	$33,427,469	$3,375,574	$—	$36,803,043

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $34,048,790.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$4,925,076
Gross Unrealized Depreciation	(2,164,232)
Net Unrealized Appreciation	$2,760,844
See Accompanying Notes to Financial Statements
30

Advisory and Sub-Advisory Contract Approval Discussion (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 16, 2018, the Board of Trustees (“Board”) of Voya Mutual Funds (the “Trust”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of Voya CBRE Global Infrastructure Fund and Voya CBRE Long/Short Fund, each a series of the Trust (the “Funds”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with CBRE Clarion Securities LLC, the sub-adviser to each Fund (the “Sub-Adviser”) for an additional one year period ending November 30, 2019. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2018, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 11, 2018, and November 14, 2018, specifically to review and consider materials related to the proposed continuance of each Management Contract and each Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on that Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Funds, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Funds as set forth in the Management Contracts, including oversight of the Funds’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day

31

Advisory and Sub-Advisory Contract Approval Discussion (Unaudited) (continued)

management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Funds under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Funds and the level of resources committed to the Funds (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Funds.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contracts and Sub-Advisory Contracts were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Fund grows larger and the extent to which any such economies are shared with the Fund. The Board considered that, while the Funds do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with each Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences. For the non-Voya-affiliated Sub-Adviser, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Adviser with respect to sub-advisory fee schedules.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Funds, including whether the Manager intends to propose any changes thereto. For each

32

Advisory and Sub-Advisory Contract Approval Discussion (Unaudited) (continued)

Fund, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Fund, the Board considered information on revenues, costs and profits or losses realized by the Manager. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager attributable to servicing each Fund both with and without taking into account the profitability of the distributor of the Funds and any revenue sharing payments made by the Manager. The Board did not request profitability data from the Sub-Adviser, which is not affiliated with the Manager, because the Board did not view this data as being a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and the non-Voya-affiliated Sub-Adviser with respect to the negotiation of sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager, as well as other industry participants with whom the profits of the Manager could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Funds. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Funds, including their ability to engage in soft-dollar transactions on behalf of the Funds. Following its reviews, the Board determined that the Manager’s profitability with respect to its services to the Funds and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund-by-Fund Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 11, 2018, November 14, 2018, and/or November 16, 2018 meetings in relation to approving each Fund’s Management Contracts and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest (worst) performance. The performance data provided to the Board primarily was for various periods ended March 31, 2018. In addition, the Board also considered at its October 11, 2018, November 14, 2018, and November 16, 2018 meetings certain additional data regarding each Fund’s more recent performance, asset levels and asset flows. Each Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group.
Voya CBRE Global Infrastructure Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya CBRE Global Infrastructure Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the one-year period, and the fourth quintile for the year-to-date period; and (2) the Fund outperformed its primary benchmark for the one-year and three-year periods and underperformed for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee

33

Advisory and Sub-Advisory Contract Approval Discussion (Unaudited) (continued)

rate for the Fund is equal to the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is equal to the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya CBRE Long/Short Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya CBRE Long/Short Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the fourth quintile of its Morningstar category for the one-year period, and the fifth (lowest) quintile for the year-to-date, three-year and five-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) management’s representations regarding the impact of security selection and sector allocation on the Fund’s performance; (2) management’s discussion regarding the effect that the composition of the Fund’s Morningstar category had on its performance relative to its Morningstar peer group due to, among other matters, the differences between the investment strategy of the Fund and the majority of the other funds in the category; and (3) management’s discussion of investment process changes recently implemented by the Sub-Adviser.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the total net expense ratio for the Fund, inclusive of the Investment Related Expenses (“IRE”), which includes the additional fees related to the Fund’s short-selling transactions, such as prime brokerage fees, is equal to the median total net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of IRE, is below the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that the Fund’s IRE.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

34

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
179174          (0419-062419)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 24.5%
		Argentina: 0.3%
1,000,000	(1),(2)	YPF SA, 8.500%, 03/23/2021	980,450	0.3

		Brazil: 0.5%
250,000	(2)	Banco do Brasil SA/Cayman, 4.875%, 04/19/2023	257,250	0.1
1,100,000		Petrobras Global Finance BV, 8.750%, 05/23/2026	1,320,649	0.4
			1,577,899	0.5

		Canada: 0.7%
510,000	(2)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	506,812	0.2
175,000	(2)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	177,625	0.1
324,000		Canadian Imperial Bank of Commerce, 3.100%, 04/02/2024	324,313	0.1
205,000		Cenovus Energy, Inc., 4.250%, 04/15/2027	206,478	0.1
408,000		Fairfax Financial Holdings Ltd., 4.850%, 04/17/2028	408,169	0.1
239,000		Fortis, Inc./Canada, 3.055%, 10/04/2026	229,667	0.1
135,000		Teck Resources Ltd., 6.000%, 08/15/2040	143,361	0.0
			1,996,425	0.7

		Cayman Islands: 0.1%
189,000		XLIT Ltd., 5.500%, 03/31/2045	209,517	0.1

		Chile: 0.1%
300,000	(2)	Celulosa Arauco y Constitucion SA, 4.250%, 04/30/2029	300,012	0.1

		China: 0.2%
720,000		Alibaba Group Holding Ltd., 3.600%, 11/28/2024	736,307	0.2

		Denmark: 0.1%
336,000	(2)	Danske Bank A/S, 5.375%, 01/12/2024	352,575	0.1

		France: 0.6%
706,000	(2)	BNP Paribas SA, 3.500%, 03/01/2023	713,321	0.2
728,000	(2)	BPCE SA, 5.150%, 07/21/2024	766,850	0.3
256,000	(2)	Electricite de France SA, 2.350%, 10/13/2020	254,561	0.1
			1,734,732	0.6

		Guernsey: 0.2%
662,000		Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/2020	661,128	0.2

		India: 0.2%
500,000	(2)	Reliance Industries Ltd, 3.667%, 11/30/2027	493,168	0.2

		Indonesia: 0.2%
200,000		Pertamina Persero PT, 4.300%, 05/20/2023	205,694	0.1
425,000	(2)	Perusahaan Listrik Negara PT, 5.375%, 01/25/2029	453,263	0.1
			658,957	0.2

		Ireland: 0.3%
341,000		GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	318,439	0.1
700,000		Shire Acquisitions Investments Ireland DAC, 3.200%, 09/23/2026	682,485	0.2
			1,000,924	0.3

		Italy: 0.1%
170,000		Telecom Italia Capital SA, 7.721%, 06/04/2038	178,075	0.1

		Japan: 0.6%
255,000	(2)	Mizuho Bank Ltd., 3.200%, 03/26/2025	255,423	0.1
770,000	(2)	MUFG Bank Ltd, 2.300%, 03/05/2020	767,829	0.2
766,000		Sumitomo Mitsui Financial Group, Inc., 3.784%, 03/09/2026	790,015	0.3
			1,813,267	0.6

		Kazakhstan: 0.2%
675,000		KazMunayGas National Co. JSC, 4.750%, 04/19/2027	700,213	0.2

		Luxembourg: 0.1%
250,000	(2)	ALROSA Finance SA, 4.650%, 04/09/2024	252,535	0.1
80,000	(2)	Dana Financing Luxembourg Sarl, 6.500%, 06/01/2026	84,100	0.0
			336,635	0.1

		Mexico: 0.6%
567,000	(2)	Cemex SAB de CV, 6.125%, 05/05/2025	592,799	0.2
500,000	(2)	Mexichem SAB de CV, 4.875%, 09/19/2022	522,750	0.2
200,000		Petroleos Mexicanos, 4.500%, 01/23/2026	187,620	0.1
200,000		Petroleos Mexicanos, 5.500%, 06/27/2044	164,200	0.0
200,000		Petroleos Mexicanos, 6.875%, 08/04/2026	208,680	0.1
			1,676,049	0.6

		Netherlands: 0.9%
288,000		ArcelorMittal, 7.000%, 10/15/2039	331,322	0.1
690,000		Cooperatieve Rabobank UA/NY, 2.500%, 01/19/2021	687,638	0.2
355,000		ING Groep NV, 4.050%, 04/09/2029	358,553	0.1

See Accompanying Notes to Financial Statements

1

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Netherlands: (continued)
696,000		Shell International Finance BV, 3.250%, 05/11/2025	709,799	0.2
445,000		Shell International Finance BV, 4.000%, 05/10/2046	459,113	0.2
290,000	(2)	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/2026	275,041	0.1
			2,821,466	0.9

		Norway: 0.1%
382,000		Equinor ASA, 2.450%, 01/17/2023	378,998	0.1

		Peru: 0.3%
400,000	(2)	Fondo MIVIVIENDA SA, 3.500%, 01/31/2023	400,640	0.2
375,000	(2)	Petroleos del Peru SA, 4.750%, 06/19/2032	382,500	0.1
			783,140	0.3

		Russia: 0.1%
250,000	(2)	Evraz PLC, 5.250%, 04/02/2024	253,570	0.1

		Sweden: 0.2%
666,000	(2),(3)	Nordea Bank ABP, 5.500%, 12/31/2199	667,665	0.2

		Switzerland: 0.4%
456,000	(2)	Credit Suisse AG, 6.500%, 08/08/2023	496,051	0.2
604,000		UBS AG/Stamford CT, 7.625%, 08/17/2022	671,880	0.2
			1,167,931	0.4

		Turkey: 0.1%
200,000	(2)	Turkiye Vakiflar Bankasi TAO, 8.125%, 03/28/2024	188,310	0.1

		United Arab Emirates: 0.2%
500,000	(2)	Abu Dhabi National Energy Co. PJSC, 5.875%, 12/13/2021	535,070	0.2

		United Kingdom: 0.6%
324,000		Aon PLC, 2.800%, 03/15/2021	324,009	0.1
200,000	(2)	Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/2027	193,332	0.1
1,000,000		Santander UK PLC, 2.375%, 03/16/2020	996,896	0.3
270,000	(2)	Standard Chartered PLC, 5.300%, 01/09/2043	279,273	0.1
			1,793,510	0.6

		United States: 16.5%
660,000		AbbVie, Inc., 3.600%, 05/14/2025	664,631	0.2
361,000		AbbVie, Inc., 4.300%, 05/14/2036	347,410	0.1
180,000		AECOM, 5.125%, 03/15/2027	181,577	0.1
59,000		Aetna, Inc., 2.800%, 06/15/2023	57,989	0.0
715,000		American International Group, Inc., 4.500%, 07/16/2044	701,009	0.2
272,000		Altria Group, Inc., 4.800%, 02/14/2029	282,334	0.1
540,000		AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	503,550	0.2
78,584		American Airlines 2016-1 Class B Pass Through Trust, 5.250%, 07/15/2025	81,610	0.0
107,000		AmerisourceBergen Corp., 4.300%, 12/15/2047	96,196	0.0
330,000		Amgen, Inc., 3.200%, 11/02/2027	324,077	0.1
130,000		Andeavor Logistics L.P. / Tesoro Logistics Finance Corp., 5.250%, 01/15/2025	136,552	0.0
297,000	(2)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	301,637	0.1
310,000		Anheuser-Busch InBev Worldwide, Inc., 4.000%, 04/13/2028	316,604	0.1
378,000		Apache Corp., 4.375%, 10/15/2028	382,568	0.1
182,000	(2)	Apollo Management Holdings L.P., 4.000%, 05/30/2024	183,774	0.1
528,000		Apple, Inc., 3.200%, 05/13/2025	538,554	0.2
568,000		AT&T, Inc., 4.300%, 02/15/2030	584,073	0.2
223,000		AT&T, Inc., 5.150%, 03/15/2042	232,618	0.1
479,000		AT&T, Inc., 5.650%, 02/15/2047	539,760	0.2
1,181,000	(3)	Bank of America Corp., 3.419%, 12/20/2028	1,160,818	0.4
508,000		Bank of America Corp., 4.100%, 07/24/2023	530,952	0.2
298,000	(3)	Bank of America Corp., 4.330%, 03/15/2050	308,156	0.1
503,000		Bank of New York Mellon Corp., 2.050%, 05/03/2021	497,331	0.2
766,000		BP Capital Markets America, Inc., 3.216%, 11/28/2023	774,801	0.3
515,000	(2)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	504,700	0.2
427,000		CBRE Services, Inc., 5.250%, 03/15/2025	461,290	0.2
615,000		CBS Corp., 3.700%, 08/15/2024	628,835	0.2
469,000		Celgene Corp., 3.875%, 08/15/2025	484,084	0.2
365,000		CenterPoint Energy, Inc., 4.250%, 11/01/2028	380,237	0.1
532,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	552,198	0.2
297,000	(2)	Cigna Corp., 4.375%, 10/15/2028	306,649	0.1
305,000		Citigroup, Inc., 4.125%, 07/25/2028	309,779	0.1

See Accompanying Notes to Financial Statements

2

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States: (continued)
480,000		Citigroup, Inc., 4.000%, 08/05/2024	495,710	0.2
491,000		Citigroup, Inc., 5.500%, 09/13/2025	542,458	0.2
770,000		Citizens Bank NA/Providence RI, 2.450%, 12/04/2019	768,826	0.3
321,000	(2)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	315,184	0.1
193,000		Comcast Corp., 2.350%, 01/15/2027	180,807	0.1
572,000		Comcast Corp., 4.150%, 10/15/2028	606,387	0.2
115,000		Comcast Corp., 4.250%, 01/15/2033	122,407	0.0
90,000		Comcast Corp., 5.650%, 06/15/2035	106,445	0.0
345,000	(2)	CommScope Technologies LLC, 5.000%, 03/15/2027	323,006	0.1
159,000		Consolidated Edison Co. of New York, Inc., 4.625%, 12/01/2054	168,948	0.1
490,000		CSC Holdings LLC, 5.250%, 06/01/2024	499,800	0.2
1,338,000		CVS Health Corp., 2.800%, 07/20/2020	1,336,967	0.4
717,000		CVS Health Corp., 4.300%, 03/25/2028	722,904	0.2
581,000	(2)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	620,258	0.2
176,000	(2)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	190,792	0.1
374,000		Discover Bank, 7.000%, 04/15/2020	388,254	0.1
150,000		DISH DBS Corp., 5.875%, 11/15/2024	129,937	0.0
86,000	(2)	Dow Chemical Co/The, 5.550%, 11/30/2048	97,945	0.0
208,000		DowDuPont, Inc., 5.319%, 11/15/2038	235,933	0.1
364,000	(2)	DPL, Inc., 4.350%, 04/15/2029	366,942	0.1
57,000		Eastman Chemical Co., 2.700%, 01/15/2020	56,968	0.0
969,000		Energy Transfer Operating L.P., 4.900%, 02/01/2024	1,024,684	0.3
286,000		Energy Transfer Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	297,830	0.1
616,000		Entergy Corp., 5.125%, 09/15/2020	629,708	0.2
240,000		Entergy Louisiana LLC, 4.200%, 04/01/2050	248,882	0.1
175,000	(2)	ESH Hospitality, Inc., 5.250%, 05/01/2025	176,094	0.1
283,000		FedEx Corp., 4.050%, 02/15/2048	253,688	0.1
377,000		Fifth Third Bancorp, 8.250%, 03/01/2038	531,135	0.2
590,000		FirstEnergy Corp., 4.250%, 03/15/2023	614,556	0.2
702,000		Ford Motor Credit Co. LLC, 3.200%, 01/15/2021	697,428	0.2
140,000	(2)	FXI Holdings, Inc., 7.875%, 11/01/2024	132,475	0.0
91,000		General Electric Co., 6.750%, 03/15/2032	106,588	0.0
382,000		General Motors Financial Co., Inc., 4.300%, 07/13/2025	387,536	0.1
289,000		Goldman Sachs Group, Inc./The, 2.625%, 04/25/2021	288,247	0.1
963,000	(3)	Goldman Sachs Group, Inc./The, 2.876%, 10/31/2022	957,404	0.3
445,000	(2)	Gray Television, Inc., 7.000%, 05/15/2027	481,573	0.2
150,000		HCA, Inc., 5.500%, 06/15/2047	159,862	0.1
175,000	(2)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	179,812	0.1
366,000		Huntsman International LLC, 4.500%, 05/01/2029	368,399	0.1
222,000		Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.150%, 01/23/2030	206,941	0.1
90,000		Johnson & Johnson, 2.900%, 01/15/2028	89,356	0.0
245,000		Johnson & Johnson, 3.400%, 01/15/2038	239,761	0.1
50,000		Johnson & Johnson, 4.375%, 12/05/2033	55,922	0.0
1,178,000		JPMorgan Chase & Co., 2.550%, 03/01/2021	1,175,236	0.4
530,000	(3)	JPMorgan Chase & Co., 6.000%, 12/31/2199	556,839	0.2
280,000	(3)	JPMorgan Chase Bank NA, 2.604%, 02/01/2021	279,584	0.1
385,000	(2)	Keurig Dr Pepper, Inc., 4.057%, 05/25/2023	396,936	0.1
227,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	236,717	0.1
223,000		Kinder Morgan, Inc./DE, 5.550%, 06/01/2045	243,600	0.1
348,000		Kraft Heinz Foods Co., 3.000%, 06/01/2026	328,528	0.1
185,000		Kroger Co/The, 4.650%, 01/15/2048	175,374	0.1
198,000		Lowe's Cos, Inc., 2.500%, 04/15/2026	188,115	0.1
534,000		Medtronic, Inc., 3.150%, 03/15/2022	541,836	0.2
428,000	(2)	Metropolitan Edison Co., 4.000%, 04/15/2025	439,355	0.1
180,000		MGM Resorts International, 4.625%, 09/01/2026	179,046	0.1
404,000		Molson Coors Brewing Co., 3.000%, 07/15/2026	388,237	0.1
648,000		Morgan Stanley, 3.750%, 02/25/2023	665,875	0.2
545,000		Morgan Stanley, 4.100%, 05/22/2023	563,946	0.2
398,000		MPLX L.P., 4.000%, 03/15/2028	398,853	0.1

See Accompanying Notes to Financial Statements

3

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States: (continued)
319,000		MUFG Union Bank NA, 3.150%, 04/01/2022	322,105	0.1
207,000		Mylan, Inc., 4.550%, 04/15/2028	202,486	0.1
310,000		National Rural Utilities Cooperative Finance Corp., 3.900%, 11/01/2028	324,604	0.1
403,000	(2)	Newmont Goldcorp Corp., 3.700%, 03/15/2023	411,508	0.1
300,000	(2)	Novelis Corp., 5.875%, 09/30/2026	305,625	0.1
165,000		NRG Energy, Inc., 5.750%, 01/15/2028	175,349	0.1
327,000		Occidental Petroleum Corp., 4.625%, 06/15/2045	335,362	0.1
504,000		Oracle Corp., 2.950%, 05/15/2025	502,108	0.2
48,000		O'Reilly Automotive, Inc., 3.600%, 09/01/2027	47,705	0.0
115,000		O'Reilly Automotive, Inc., 4.350%, 06/01/2028	120,207	0.0
150,000	(2)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	157,500	0.1
448,000		Pfizer, Inc., 2.750%, 06/03/2026	440,635	0.1
481,000		Philip Morris International, Inc., 3.875%, 08/21/2042	449,768	0.1
215,000	(2)	Pilgrim's Pride Corp., 5.875%, 09/30/2027	222,525	0.1
301,000		Plains All American Pipeline L.P. / PAA Finance Corp., 3.600%, 11/01/2024	300,438	0.1
281,000		PNC Financial Services Group, Inc./The, 3.450%, 04/23/2029	284,020	0.1
505,000	(2)	Post Holdings, Inc., 5.000%, 08/15/2026	505,000	0.2
90,000	(2)	Quicken Loans, Inc., 5.250%, 01/15/2028	87,638	0.0
240,000	(1),(2)	Rayonier AM Products, Inc., 5.500%, 06/01/2024	229,800	0.1
339,000		Reynolds American, Inc., 6.150%, 09/15/2043	358,461	0.1
114,000		Selective Insurance Group, Inc., 5.375%, 03/01/2049	119,229	0.0
520,000	(2)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	503,100	0.2
485,000	(2)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	496,398	0.2
275,000		Southern Co., 2.750%, 06/15/2020	274,888	0.1
226,000		Southwest Airlines Co., 3.450%, 11/16/2027	225,021	0.1
500,000		Sprint Nextel Corp., 6.875%, 11/15/2028	479,688	0.2
260,000	(2)	SS&C Technologies, Inc., 5.500%, 09/30/2027	267,150	0.1
180,000	(2)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	177,300	0.1
265,000	(2)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	264,338	0.1
134,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/2024	138,661	0.0
170,000	(2)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	174,038	0.1
299,000		Time Warner Cable LLC, 5.875%, 11/15/2040	309,484	0.1
84,067		United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 03/03/2024	85,606	0.0
64,005		United Airlines 2016-1 Class B Pass Through Trust, 3.650%, 07/07/2027	63,420	0.0
95,868		United Airlines 2016-2 Class B Pass Through Trust, 3.650%, 04/07/2027	94,325	0.0
175,000		United Rentals North America, Inc., 4.875%, 01/15/2028	174,344	0.1
250,000		Verizon Communications, Inc., 4.125%, 03/16/2027	263,720	0.1
397,000		Verizon Communications, Inc., 4.522%, 09/15/2048	412,501	0.1
339,000		Viacom, Inc., 4.375%, 03/15/2043	308,229	0.1
351,000		Walmart, Inc., 3.700%, 06/26/2028	367,994	0.1
400,000	(2)	Walt Disney Co/The, 5.400%, 10/01/2043	492,544	0.2
430,000		Wells Fargo & Co., 4.100%, 06/03/2026	440,638	0.1
143,000		Welltower, Inc., 4.125%, 03/15/2029	146,891	0.0
480,000		WPX Energy, Inc., 5.750%, 06/01/2026	498,000	0.2
			49,079,540	16.5

	Total Corporate Bonds/Notes
	(Cost $71,483,913)		73,075,533	24.5

COLLATERALIZED MORTGAGE OBLIGATIONS: 9.3%
		United States: 9.3%
574,587	(3)	Adjustable Rate Mortgage Trust 2006-2 1A1, 4.655%, 05/25/2036	565,905	0.2
444,112		Alternative Loan Trust 2005-51 3A2A, 3.735%, (12MTA + 1.290%), 11/20/2035	436,307	0.1
148,623		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	113,533	0.0
227,872		Alternative Loan Trust 2007-23CB A3, 2.977%, (US0001M + 0.500%), 09/25/2037	142,168	0.1
567,049		CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/2037	478,453	0.2
577,018		CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/2036	562,433	0.2

See Accompanying Notes to Financial Statements

4

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
99,633		Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.977%, (US0001M + 0.500%), 11/25/2035	65,449	0.0
281,988		Countrywide Asset-Backed Certificates 2005-IM1 M1, 3.197%, (US0001M + 0.720%), 11/25/2035	282,319	0.1
367,206	(2),(3)	CSMC Trust 2015-2 B3, 3.938%, 02/25/2045	374,477	0.1
271,896	(2),(3)	CSMC Trust 2015-3 B1, 3.933%, 03/25/2045	276,762	0.1
5,742,466	(4)	Fannie Mae 2005-18 SC, 2.173%, (-1.000*US0001M + 4.650%), 03/25/2035	495,121	0.2
1,547,445	(4)	Fannie Mae 2008-41 S, 4.323%, (-1.000*US0001M + 6.800%), 11/25/2036	259,270	0.1
4,176,234	(4)	Fannie Mae 2009-106 SA, 3.773%, (-1.000*US0001M + 6.250%), 01/25/2040	575,337	0.2
400,000		Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 6.127%, (US0001M + 3.650%), 09/25/2029	431,282	0.1
500,000		Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 5.477%, (US0001M + 3.000%), 10/25/2029	531,605	0.2
500,000		Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.677%, (US0001M + 2.200%), 01/25/2030	508,173	0.2
400,000		Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.877%, (US0001M + 2.400%), 05/25/2030	409,570	0.1
600,000		Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.977%, (US0001M + 2.500%), 05/25/2030	612,550	0.2
143,371		Fannie Mae REMIC Trust 2003-22 BZ, 6.000%, 04/25/2033	156,151	0.1
120,513		Fannie Mae REMIC Trust 2005-74 DK, 14.094%, (-4.000*US0001M + 24.000%), 07/25/2035	183,263	0.1
182,628		Fannie Mae REMIC Trust 2006-104 ES, 21.067%, (-5.000*US0001M + 33.450%), 11/25/2036	308,041	0.1
2,291,180	(4)	Fannie Mae REMIC Trust 2007-36 SN, 4.293%, (-1.000*US0001M + 6.770%), 04/25/2037	412,514	0.1
187,561		Fannie Mae REMIC Trust 2007-55 DS, 8.808%, (-2.500*US0001M + 15.000%), 06/25/2037	207,348	0.1
1,316,783	(4)	Fannie Mae REMIC Trust 2008-53 FI, 3.623%, (-1.000*US0001M + 6.100%), 07/25/2038	135,298	0.0
1,005,285	(4)	Fannie Mae REMIC Trust 2008-58 SM, 3.623%, (-1.000*US0001M + 6.100%), 07/25/2038	158,058	0.1
147,528		Fannie Mae REMIC Trust 2009-66 SL, 7.495%, (-3.333*US0001M + 15.833%), 09/25/2039	199,057	0.1
93,200		Fannie Mae REMIC Trust 2009-66 SW, 7.662%, (-3.333*US0001M + 16.000%), 09/25/2039	127,464	0.0
7,039,059	(4)	Fannie Mae REMIC Trust 2010-123 SL, 3.593%, (-1.000*US0001M + 6.070%), 11/25/2040	946,186	0.3
5,966,022	(4)	Fannie Mae REMIC Trust 2011-55 SK, 4.083%, (-1.000*US0001M + 6.560%), 06/25/2041	1,072,467	0.4
2,651,972	(4)	Fannie Mae REMIC Trust 2011-86 NS, 3.473%, (-1.000*US0001M + 5.950%), 09/25/2041	364,724	0.1
1,121,367	(4)	Fannie Mae REMIC Trust 2012-10 US, 3.973%, (-1.000*US0001M + 6.450%), 02/25/2042	151,928	0.1
3,058,252	(4)	Fannie Mae REMIC Trust 2012-24 HS, 4.073%, (-1.000*US0001M + 6.550%), 09/25/2040	396,574	0.1
2,279,611	(4)	Fannie Mae REMIC Trust 2013-31 PI, 4.500%, 02/25/2043	272,246	0.1
977,786	(4)	Fannie Mae Series 2007-9 SE, 3.603%, (-1.000*US0001M + 6.080%), 03/25/2037	144,906	0.1
1,744,793	(4)	Fannie Mae Series 2013-44 DI, 3.000%, 05/25/2033	212,464	0.1
236,670	(4)	Freddie Mac REMIC Trust 2303 SY, 6.227%, (-1.000*US0001M + 8.700%), 04/15/2031	52,679	0.0
1,796,314	(4)	Freddie Mac REMIC Trust 2989 GU, 4.527%, (-1.000*US0001M + 7.000%), 02/15/2033	283,055	0.1
1,673,101	(4)	Freddie Mac REMIC Trust 3271 SB, 3.577%, (-1.000*US0001M + 6.050%), 02/15/2037	241,502	0.1
4,524,843	(4)	Freddie Mac REMIC Trust 3424 HI, 3.427%, (-1.000*US0001M + 5.900%), 04/15/2038	679,572	0.2
1,313,796	(4)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/2040	185,577	0.1
1,307,877	(4)	Freddie Mac REMIC Trust 3710 SL, 3.527%, (-1.000*US0001M + 6.000%), 05/15/2036	33,457	0.0
6,715,213	(4)	Freddie Mac REMIC Trust 3856 KS, 4.077%, (-1.000*US0001M + 6.550%), 05/15/2041	1,092,444	0.4

See Accompanying Notes to Financial Statements

5

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
2,603,436	(4)	Freddie Mac REMIC Trust 3925 SD, 3.577%, (-1.000*US0001M + 6.050%), 07/15/2040	276,687	0.1
2,876,228	(4)	Freddie Mac REMIC Trust 3946 SE, 4.177%, (-1.000*US0001M + 6.650%), 02/15/2041	352,724	0.1
4,235,684	(4)	Freddie Mac REMIC Trust 4077 SM, 4.227%, (-1.000*US0001M + 6.700%), 08/15/2040	495,090	0.2
1,419,582	(4)	Freddie Mac REMIC Trust 4152 BI, 4.000%, 12/15/2041	181,784	0.1
2,538,087	(4)	Freddie Mac REMIC Trust 4313 MI, 5.000%, 04/15/2039	414,352	0.1
7,461,523		Freddie Mac REMICS 3792 DS, 4.127%, (-1.000*US0001M + 6.600%), 11/15/2040	499,797	0.2
2,997,277	(4)	Freddie Mac REMICS 4623 MS, 3.527%, (-1.000*US0001M + 6.000%), 10/15/2046	550,516	0.2
300,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 7.177%, (US0001M + 4.700%), 04/25/2028	344,668	0.1
400,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.977%, (US0001M + 2.500%), 03/25/2030	412,799	0.1
600,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 5.127%, (US0001M + 2.650%), 12/25/2029	620,866	0.2
139,655	(3)	Freddie Mac Whole Loan Securities Trust 2016-SC02 M1, 3.607%, 10/25/2046	139,432	0.0
67,757		Ginnie Mae Series 2007-37 S, 16.216%, (-3.667*US0001M + 25.300%), 04/16/2037	73,873	0.0
383,440		Ginnie Mae Series 2007-8 SP, 14.004%, (-3.242*US0001M + 22.048%), 03/20/2037	544,283	0.2
2,384,795	(4)	Ginnie Mae Series 2010-116 NS, 4.173%, (-1.000*US0001M + 6.650%), 09/16/2040	351,381	0.1
1,228,494	(4)	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/2038	24,815	0.0
738,603	(4)	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/2039	86,837	0.0
4,072,443	(4)	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/2026	340,852	0.1
1,141,617	(4)	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/2040	129,432	0.0
2,048,326	(4)	Ginnie Mae Series 2013-115 NI, 4.500%, 01/16/2043	321,044	0.1
1,664,863	(4)	Ginnie Mae Series 2013-5 NI, 3.000%, 01/20/2028	130,927	0.0
3,484,589	(4)	Ginnie Mae Series 2015-178 GI, 4.000%, 05/20/2044	542,327	0.2
437,138		GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 2.687%, (US0001M + 0.210%), 04/25/2036	412,787	0.1
383,987	(2),(3)	JP Morgan Mortgage Trust 2017-3 B1, 3.863%, 08/25/2047	388,184	0.1
253,777		Lehman XS Trust Series 2005-5N 1A2, 2.837%, (US0001M + 0.360%), 11/25/2035	241,277	0.1
265,296	(2),(3)	Sequoia Mortgage Trust 2014-3 B3, 3.931%, 10/25/2044	272,875	0.1
317,083	(2),(3)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	322,881	0.1
20,340	(3)	Structured Asset Securities Corp. 2004-4XS 1A6, 5.050%, 02/25/2034	20,795	0.0
13,520,144	(3),(4)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 0.465%, 08/25/2045	361,784	0.1
80,748	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.896%, 10/25/2036	78,893	0.0
289,391	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.913%, 08/25/2046	277,817	0.1
579,311	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.747%, 12/25/2036	573,788	0.2
181,620	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.566%, 04/25/2037	166,082	0.1
794,917		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	732,865	0.2
210,020		Wells Fargo Alternative Loan 2007-PA2 2A1, 2.907%, (US0001M + 0.430%), 06/25/2037	174,805	0.1
206,472		Wells Fargo Mortgage Backed Securities 2006-8 A15, 6.000%, 07/25/2036	207,687	0.1
224,998	(3)	Wells Fargo Mortgage Backed Securities 2006-AR17 A1, 4.750%, 10/25/2036	225,786	0.1
50,162	(3)	Wells Fargo Mortgage Backed Securities 2006-AR17 A2, 4.750%, 10/25/2036	50,243	0.0

See Accompanying Notes to Financial Statements

6

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
302,962	(3)	Wells Fargo Mortgage Backed Securities 2006-AR7 2A1, 4.975%, 05/25/2036	313,861	0.1
300,774	(3)	Wells Fargo Mortgage Backed Securities 2006-AR8 3A2, 5.007%, 04/25/2036	303,366	0.1
554,662	(2),(3)	WinWater Mortgage Loan Trust 2015-5 B4, 3.791%, 08/20/2045	541,458	0.2

	Total Collateralized Mortgage Obligations
	(Cost $26,484,262)		27,639,409	9.3

ASSET-BACKED SECURITIES: 4.5%
		United States: 4.5%
500,000	(2)	AMMC CLO 16 Ltd. 2015-16A CR, 4.947%, (US0003M + 2.350%), 04/14/2029	497,044	0.2
500,000	(2)	Apidos CLO XXIX 2018-29A B, 4.480%, (US0003M + 1.900%), 07/25/2030	484,269	0.2
250,000	(2)	Babson CLO Ltd. 2014-IA BR, 4.792%, (US0003M + 2.200%), 07/20/2025	249,997	0.1
500,000	(2)	BlueMountain CLO 2013-2A CR, 4.542%, (US0003M + 1.950%), 10/22/2030	487,819	0.2
1,160,000	(2)	Bristol Park CLO Ltd. 2016-1A B, 4.497%, (US0003M + 1.900%), 04/15/2029	1,160,879	0.4
500,000	(2)	Burnham Park Clo Ltd. 2016-1A CR, 4.742%, (US0003M + 2.150%), 10/20/2029	496,300	0.2
500,000	(2)	Cedar Funding IV CLO Ltd. 2014-4A CR, 4.842%, (US0003M + 2.250%), 07/23/2030	489,082	0.2
750,000	(2)	CIFC Funding 2013-IA BR Ltd., 5.001%, (US0003M + 2.400%), 07/16/2030	742,109	0.2
508,974	(3)	Citigroup Mortgage Loan Trust 2006-WF1 A2E, 4.906%, 03/25/2036	341,035	0.1
500,000	(2)	Dryden 45 Senior Loan Fund 2016-45A CR, 4.797%, (US0003M + 2.200%), 10/15/2030	493,590	0.2
1,180,000	(2)	Invitation Homes 2018-SFR1 D Trust, 3.924%, (US0001M + 1.450%), 03/17/2037	1,175,045	0.4
750,000	(2)	LCM XXIV Ltd. 24A C, 4.842%, (US0003M + 2.250%), 03/20/2030	737,428	0.2
500,000	(2)	Madison Park Funding XXXI Ltd. 2018-31A C, 4.742%, (US0003M + 2.150%), 01/23/2031	490,601	0.2
300,000	(2),(3)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	298,266	0.1
300,000	(2),(3)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	291,924	0.1
250,000	(2)	Octagon Investment Partners XIX Ltd. 2014-1A CR, 4.697%, (US0003M + 2.100%), 04/15/2026	249,972	0.1
750,000	(2)	Octagon Loan Funding Ltd. 2014-1A CRR, 4.883%, (US0003M + 2.200%), 11/18/2031	733,742	0.2
1,160,000	(2)	OHA Loan Funding Ltd. 2016-1A B1, 4.392%, (US0003M + 1.800%), 01/20/2028	1,158,769	0.4
630,000	(2)	Palmer Square Loan Funding 2017-1A D Ltd., 7.447%, (US0003M + 4.850%), 10/15/2025	624,685	0.2
250,000	(2)	Palmer Square Loan Funding 2018-1A C Ltd., 4.447%, (US0003M + 1.850%), 04/15/2026	239,929	0.1
1,240,000	(2)	Progress Residential 2018-SFR2 E Trust, 4.656%, 08/17/2035	1,270,744	0.4
495,000	(2)	THL Credit Wind River 2015-1A C1 CLO Ltd., 4.742%, (US0003M + 2.150%), 10/20/2030	478,726	0.1
200,000	(2),(3)	Towd Point Mortgage Trust 2017-6 M2, 3.250%, 10/25/2057	185,334	0.0

	Total Asset-Backed Securities
	(Cost $13,494,982)		13,377,289	4.5

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.9%
		Federal Home Loan Mortgage Corporation: 0.2%(5)
213,502		4.000%, 09/01/2045	220,205	0.1
166,806		4.000%, 09/01/2045	172,047	0.0
323,425		4.000%, 05/01/2046	333,515	0.1
			725,767	0.2

		Federal National Mortgage Association: 0.5%(5)
81,122		2.500%, 06/01/2030	80,405	0.0
122,270		2.500%, 06/01/2030	121,189	0.0
51,093		2.500%, 07/01/2030	50,641	0.0
255,574		4.000%, 05/01/2045	263,836	0.1
284,707		4.500%, 12/01/2040	301,787	0.1
159,275		4.500%, 12/01/2040	168,846	0.1
267,029		5.000%, 05/01/2041	287,334	0.1
161,690		5.000%, 06/01/2041	173,986	0.1
			1,448,024	0.5

		Government National Mortgage Association: 0.2%
217,312		4.500%, 08/20/2041	228,609	0.1
209,973	(3)	5.140%, 10/20/2060	212,000	0.1
84,533	(3)	5.310%, 10/20/2060	85,688	0.0
25,470		5.500%, 03/20/2039	27,914	0.0
			554,211	0.2

	Total U.S. Government Agency Obligations
	(Cost $2,759,841)		2,728,002	0.9

See Accompanying Notes to Financial Statements

7

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Principal Amount†				Value	Percentage of Net Assets
SOVEREIGN BONDS: 16.0%
			Argentina: 0.5%
	1,420,000		Argentine Republic Government International Bond, 6.875%, 04/22/2021	1,199,900	0.4
	275,000		Argentine Republic Government International Bond, 6.875%, 01/26/2027	199,275	0.1
				1,399,175	0.5

			Brazil: 0.1%
	250,000		Brazilian Government International Bond, 6.000%, 04/07/2026	275,967	0.1

			Canada: 0.3%
CAD	880,000		Canadian Government Bond, 3.500%, 12/01/2045	857,437	0.3

			Chile: 1.4%
CLP	2,235,000,000		Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/2026	3,439,656	1.1
CLP	555,000,000		Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/2035	901,600	0.3
				4,341,256	1.4

			Colombia: 1.0%
	300,000		Colombia Government International Bond, 2.625%, 03/15/2023	294,375	0.1
	618,000		Colombia Government International Bond, 8.125%, 05/21/2024	751,958	0.2
COP	6,309,700,000		Colombian TES, 7.000%, 06/30/2032	1,957,163	0.7
				3,003,496	1.0

			Croatia: 0.1%
	300,000		Croatia Government International Bond, 6.375%, 03/24/2021	318,090	0.1

			Dominican Republic: 0.2%
	461,000	(2)	Dominican Republic International Bond, 6.600%, 01/28/2024	499,493	0.2

			Ecuador: 0.1%
	200,000		Republic of Ecuador, 7.875%, 01/23/2028	193,500	0.1

			Egypt: 0.1%
	300,000		Egypt Government International Bond, 6.125%, 01/31/2022	303,932	0.1

			Germany: 3.2%
EUR	9,700	(6)	Bundesobligation, -0.051%, 04/14/2023	11,103	0.0
EUR	120,000	(6)	Bundesobligation, -0.059%, 10/08/2021	136,535	0.1
EUR	30,000	(6)	Bundesrepublik Deutschland Bundesanleihe, -0.024%, 08/15/2026	34,241	0.0
EUR	60,000		Bundesrepublik Deutschland Bundesanleihe, 0.500%, 02/15/2028	70,847	0.0
EUR	40,000		Bundesrepublik Deutschland Bundesanleihe, 1.000%, 08/15/2025	48,658	0.0
EUR	40,000		Bundesrepublik Deutschland Bundesanleihe, 1.250%, 08/15/2048	51,990	0.0
EUR	1,570,000		Bundesrepublik Deutschland Bundesanleihe, 2.500%, 08/15/2046	2,593,819	0.9
EUR	5,530,000		Bundesrepublik Deutschland, 0.500%, 02/15/2025	6,518,786	2.2
				9,465,979	3.2

			Greece: 1.0%
EUR	2,545,000	(2)	Hellenic Republic Government Bond, 3.875%, 03/12/2029	2,976,732	1.0

			Hungary: 0.0%
	110,000		Hungary Government International Bond, 7.625%, 03/29/2041	165,745	0.0

			Indonesia: 0.6%
IDR	26,484,000,000		Indonesia Treasury Bond, 8.750%, 05/15/2031	1,957,976	0.6

			Ivory Coast: 0.1%
	294,125	(3)	Ivory Coast Government International Bond, 5.750%, 12/31/2032	278,242	0.1

			Mexico: 0.0%
	175,000		Mexico Government International Bond, 4.000%, 10/02/2023	180,036	0.0

			Morocco: 0.1%
	200,000		Morocco Government International Bond, 4.250%, 12/11/2022	205,174	0.1

			Nigeria: 0.1%
	200,000		Nigeria Government International Bond, 7.875%, 02/16/2032	207,299	0.1

			Panama: 0.2%
	200,000		Panama Government International Bond, 3.875%, 03/17/2028	207,477	0.1
	315,000		Panama Government International Bond, 6.700%, 01/26/2036	411,075	0.1
				618,552	0.2

			Peru: 2.0%
PEN	6,491,000	(2)	Peru Government Bond, 5.940%, 02/12/2029	2,077,000	0.7
PEN	7,533,000	(2)	Peru Government Bond, 6.150%, 08/12/2032	2,403,021	0.8

See Accompanying Notes to Financial Statements

8

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Principal Amount†				Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
			Peru: (continued)
PEN	4,000,000		Peru Government Bond, 6.350%, 08/12/2028	1,317,858	0.5
	75,000		Peruvian Government International Bond, 5.625%, 11/18/2050	96,000	0.0
				5,893,879	2.0

			Poland: 1.3%
PLN	4,269,000		Republic of Poland Government Bond, 2.500%, 07/25/2027	1,089,522	0.4
PLN	9,262,000	(1)	Republic of Poland Government Bond, 2.750%, 04/25/2028	2,391,816	0.8
	375,000		Republic of Poland Government International Bond, 3.250%, 04/06/2026	383,252	0.1
				3,864,590	1.3

			Romania: 0.5%
RON	6,670,000		Romania Government Bond, 3.400%, 03/08/2022	1,554,182	0.5

			Russia: 0.2%
	600,000	(2)	Russian Foreign Bond - Eurobond, 4.875%, 09/16/2023	633,840	0.2

			Saudi Arabia: 0.1%
	200,000	(2)	KSA Sukuk Ltd., 3.628%, 04/20/2027	201,715	0.1

			Spain: 0.4%
EUR	1,092,000	(2)	Spain Government Bond, 2.700%, 10/31/2048	1,368,546	0.4

			Sri Lanka: 0.1%
	200,000	(2)	Sri Lanka Government International Bond, 6.825%, 07/18/2026	198,145	0.1

			Turkey: 0.1%
	461,000		Turkey Government International Bond, 7.375%, 02/05/2025	457,034	0.1

			Ukraine: 0.1%
	525,000		Ukraine Government International Bond, 7.375%, 09/25/2032	463,313	0.1

			United Kingdom: 2.0%
GBP	1,020,000		United Kingdom Gilt, 2.000%, 09/07/2025	1,417,596	0.5
GBP	2,480,000		United Kingdom Gilt, 3.500%, 01/22/2045	4,447,197	1.5
				5,864,793	2.0

			Uruguay: 0.1%
	75,000		Uruguay Government International Bond, 4.375%, 10/27/2027	78,422	0.0
	75,000		Uruguay Government International Bond, 7.625%, 03/21/2036	102,281	0.1
				180,703	0.1

		Total Sovereign Bonds
		(Cost $48,143,761)		47,928,821	16.0

COMMERCIAL MORTGAGE-BACKED SECURITIES: 8.8%
			United States: 8.8%
	7,805,617	(3),(4)	BANK 2017-BNK5 XA, 1.231%, 06/15/2060	474,774	0.2
	999,057	(3),(4)	BANK 2019-BNK16 XA, 1.131%, 02/15/2052	73,506	0.0
	2,400,676	(3),(4)	Barclays Commercial Mortgage Trust 2017-C1 XA, 1.676%, 02/15/2050	211,299	0.1
	110,000	(2)	BDS 2018-FL2 D, 5.024%, (US0001M + 2.550%), 08/15/2035	110,276	0.0
	18,785	(2),(3)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/2041	18,733	0.0
	280,000	(2)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	244,177	0.1
	1,439,335	(3),(4)	Benchmark 2019-B9 XA Mortgage Trust, 1.216%, 03/15/2052	119,122	0.0
	890,000	(2),(3)	CALI Mortgage Trust 2019-101C E, 4.469%, 03/10/2039	901,989	0.3
	3,347,276	(3),(4)	CD 2016-CD1 Mortgage Trust XA, 1.554%, 08/10/2049	257,291	0.1
	14,383,183	(3),(4)	CFCRE Commercial Mortgage Trust 2016-C7 XA, 0.895%, 12/10/2054	669,145	0.2
	8,581,000	(3),(4)	Citigroup Commercial Mortgage Trust 2016-C2 XB, 0.995%, 08/10/2049	474,521	0.2
	3,599,766	(3),(4)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.264%, 10/12/2050	242,926	0.1
	230,000	(3)	Citigroup Commercial Mortgage Trust 2017-P8 C, 4.412%, 09/15/2050	230,589	0.1
	5,256,668	(3),(4)	COMM 2012-CR1 XA, 2.041%, 05/15/2045	240,852	0.1
	16,999,422	(2),(3),(4)	COMM 2012-LTRT XA, 1.095%, 10/05/2030	426,053	0.1
	8,720,445	(3),(4)	COMM 2013-CCRE13 XA, 0.961%, 11/10/2046	274,829	0.1
	4,864,265	(3),(4)	COMM 2014-UBS2 XA, 1.377%, 03/10/2047	217,241	0.1
	300,000	(3)	COMM 2016-COR1 C, 4.531%, 10/10/2049	305,500	0.1
	7,259,639	(3),(4)	COMM 2016-CR28 XA, 0.735%, 02/10/2049	250,162	0.1
	1,000,000	(3)	COMM 2017-COR2 C, 4.714%, 09/10/2050	1,033,344	0.3
	350,000	(2),(6)	DBRR Re-REMIC Trust 2015-FRR1 B711, 0.000%, 08/28/2045	344,530	0.1
	3,600,995	(2),(3),(4)	DBUBS 2011-LC1A XA, 0.889%, 11/10/2046	25,746	0.0

See Accompanying Notes to Financial Statements

9

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States: (continued)
910,000	(2),(3)	Del Amo Fashion Center Trust 2017-AMO C, 3.757%, 06/05/2035	873,121	0.3
530,000	(2),(3)	DBJPM 16-C3 Mortgage Trust, 3.634%, 08/10/2049	483,913	0.2
4,300,000	(3),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.910%, 01/25/2043	200,613	0.1
8,087,203	(3),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K711 X3, 1.639%, 08/25/2040	62,897	0.0
373,305	(2),(3)	GCCFC Commercial Mortgage Trust 2004-GG1 F, 6.608%, 06/10/2036	372,869	0.1
450,000	(2),(3)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	437,140	0.1
3,954,614	(3),(4)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.363%, 05/10/2045	164,090	0.0
220,000	(2)	GS Mortgage Securities Trust 2013-GC16 G, 3.500%, 11/10/2046	177,451	0.1
4,486,869	(3),(4)	GS Mortgage Securities Trust 2013-GC16 XA, 1.219%, 11/10/2046	178,564	0.1
1,500,000	(2),(3)	GS Mortgage Securities Trust 2016-GS4 E, 3.922%, 11/10/2049	1,123,379	0.4
7,761,712	(3),(4)	GS Mortgage Securities Trust 2017-GS6 XA, 1.192%, 05/10/2050	538,432	0.2
970,000	(2)	GS Mortgage Securities Trust 2019-GC38 D, 3.000%, 02/10/2052	838,219	0.3
5,790,000	(2),(3),(4)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.420%, 12/15/2047	66,903	0.0
343,147	(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.479%, 06/12/2041	343,839	0.1
200,000	(2),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	198,165	0.1
2,120,000	(2),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 E, 4.000%, 08/15/2046	2,033,482	0.7
10,136,470	(3),(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 2.066%, 06/15/2045	315,728	0.1
770,000	(2),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 D, 4.128%, 01/15/2046	769,860	0.2
735,000	(3)	JPMBB Commercial Mortgage Securities Trust 2014-C18 AS, 4.439%, 02/15/2047	775,496	0.3
1,120,000	(2),(3)	JPMCC Commercial Mortgage Securities Trust 2017-JP6 D, 4.753%, 07/15/2050	1,133,303	0.4
640,000	(3)	LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/2040	634,182	0.2
5,181,534	(2),(3),(4)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.267%, 03/10/2050	220,967	0.1
1,320,000	(2),(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6 E, 4.763%, 11/15/2045	1,313,339	0.4
21,550,000	(2),(3),(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XB, 0.584%, 12/15/2047	533,360	0.2
930,000	(2),(3)	Morgan Stanley Capital I Trust 2011-C1 E, 5.554%, 09/15/2047	966,769	0.3
8,224,406	(2),(3),(4)	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 1.999%, 08/10/2049	424,979	0.1
13,194,453	(3),(4)	Wells Fargo Commercial Mortgage Trust 2016-C37, 1.154%, 12/15/2049	603,417	0.2
630,000	(2),(3)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.407%, 03/15/2045	530,454	0.2
620,000	(2),(3)	WFRBS Commercial Mortgage Trust 2013-C14 D, 4.111%, 06/15/2046	580,672	0.2
7,796,410	(3),(4)	WFRBS Commercial Mortgage Trust 2013-UBS1 XA, 1.020%, 03/15/2046	207,041	0.1
15,486,312	(3),(4)	WFRBS Commercial Mortgage Trust 2014-C19 XA, 1.218%, 03/15/2047	583,101	0.2
1,360,000	(2),(3)	West Town Mall Trust 2017-KNOX E, 4.491%, 07/05/2030	1,316,649	0.4

	Total Commercial Mortgage-Backed Securities
	(Cost $25,853,261)		26,148,999	8.8

U.S. TREASURY OBLIGATIONS: 10.7%
		U.S. Treasury Bonds: 1.2%
2,734,000		3.375%, 11/15/2048	2,976,002	1.0
725,000		3.500%, 02/15/2039	808,375	0.2
			3,784,377	1.2

		U.S. Treasury Notes: 9.5%
2,078,000		1.125%, 03/31/2020	2,054,704	0.7
11,043,000		2.250%, 04/30/2021	11,039,765	3.7
6,210,000		2.250%, 04/15/2022	6,212,183	2.1
5,899,000		2.250%, 04/30/2024	5,891,165	2.0
2,487,000		2.375%, 04/30/2026	2,484,911	0.8
591,000		2.625%, 02/15/2029	597,176	0.2
			28,279,904	9.5

	Total U.S. Treasury Obligations
	(Cost $31,970,730)		32,064,281	10.7

See Accompanying Notes to Financial Statements

10

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

	Value	Percentage of Net Assets
PURCHASED OPTIONS (7): 0.3%
Total Purchased Options
(Cost $1,040,431)	882,444	0.3

Total Long-Term Investments
(Cost $221,231,181)	223,844,778	75.0

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 27.2%
		Commercial Paper: 15.9%
2,000,000		American Electric Power Co., Inc., 2.670%, 05/06/2019	1,999,124	0.7
2,800,000		Autozone, Inc., 2.660%, 05/03/2019	2,799,389	1.0
2,500,000		Concord Minutemen, 2.510%, 05/20/2019	2,496,560	0.8
2,800,000		Consolidated Edison, Inc., 2.700%, 05/08/2019	2,798,342	0.9
4,300,000		DowDuPont, Inc., 2.610%, 05/01/2019	4,299,692	1.5
2,800,000		DowDuPont, Inc., 2.660%, 05/17/2019	2,796,529	0.9
2,800,000		Duke Energy Corp., 2.680%, 05/13/2019	2,797,326	0.9
2,800,000		Eastman Chemical Co., 2.740%, 05/24/2019	2,794,967	0.9
2,000,000		Eaton Corp., 2.680%, 05/10/2019	1,998,535	0.7
2,800,000		Harley-Davidson, Inc., 2.710%, 05/17/2019	2,796,476	0.9
3,000,000		Johnson Controls International plc, 2.650%, 05/01/2019	2,999,782	1.0
2,200,000		Marriott International, Inc., 2.730%, 05/20/2019	2,196,716	0.7
2,000,000		Mondelez International, Inc., 2.670%, 05/08/2019	1,998,830	0.7
2,800,000		Old Line Funding, 2.510%, 05/16/2019	2,796,925	0.9
2,000,000		PPG Industries, Inc., 2.700%, 05/17/2019	1,997,492	0.7
2,000,000		Schlumberger Ltd., 2.720%, 05/06/2019	1,999,108	0.7
3,000,000		Verizon Communications, Inc., 2.680%, 05/13/2019	2,997,135	1.0
3,000,000		Whirlpool Corp., 2.600%, 05/02/2019	2,999,573	1.0
			47,562,501	15.9

		Securities Lending Collateral(8): 1.2%
1,000,000	(8)	Cantor Fitzgerald Securities, 0.000%, Repurchase Agreement dated 04/30/19, 2.76%, due 05/01/19 (Repurchase Amount $1,000,076, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 05/15/19-03/20/69)	1,000,000	0.4
1,000,000	(8)	Citigroup, Inc., 0.000%, Repurchase Agreement dated 04/30/19, 2.77%, due 05/01/19 (Repurchase Amount $1,000,076, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.250%-8.500%, Market Value plus accrued interest $1,020,000, due 05/25/19-04/20/69)	1,000,000	0.3
569,180	(8)	JPMorgan Chase & Co., 0.000%, Repurchase Agreement dated 04/30/19, 2.75%, due 05/01/19 (Repurchase Amount $569,223, collateralized by various U.S. Government Securities, 2.125%-2.250%, Market Value plus accrued interest $580,564, due 09/30/21-04/30/24)	569,180	0.2
1,000,000	(8)	Mizuho Securities USA LLC, 0.000%, Repurchase Agreement dated 04/30/19, 2.75%, due 05/01/19 (Repurchase Amount $1,000,075, collateralized by various U.S. Government Agency Obligations, 3.500%-5.000%, Market Value plus accrued interest $1,020,000, due 08/01/47-09/01/48)	1,000,000	0.3
			3,569,180	1.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 10.1%
30,100,000	(9) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.330%
	(Cost $30,100,000)	30,100,000	10.1

	Total Short-Term Investments
	(Cost $81,235,359)	81,231,681	27.2

	Total Investments in Securities (Cost $302,466,540)	$305,076,459	102.2
	Liabilities in Excess of Other Assets	(6,676,017)	(2.2)
	Net Assets	$298,400,442	100.0

 See Accompanying Notes to Financial Statements

11

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Variable rate security. Rate shown is the rate in effect as of April 30, 2019.
(4)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(5)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(6)	Represents a zero coupon bond. Rate shown reflects the effective yield as of April 30, 2019.
(7)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(8)	Represents securities purchased with cash collateral received for securities on loan.
(9)	Rate shown is the 7-day yield as of April 30, 2019.

CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EUR	EU Euro
GBP	British Pound
IDR	Indonesian Rupiah
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian New Leu

Reference Rate Abbreviations:

12MTA	12-month Treasury Average
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

12

Voya Global Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Australia: 3.2%
88,471		AGL Energy Ltd.	1,387,964	0.6
282,808		Aurizon Holdings Ltd.	948,965	0.4
29,149		BHP Group Ltd.	771,351	0.3
43,334		Coca-Cola Amatil Ltd.	268,805	0.1
38,391		Computershare Ltd.	482,968	0.2
59,744		Crown Resorts Ltd.	560,041	0.2
41,128		Newcrest Mining Ltd.	726,536	0.3
33,820		Sonic Healthcare Ltd.	611,596	0.3
105,475		Sydney Airport	566,944	0.2
61,984		Wesfarmers Ltd.	1,573,296	0.6
			7,898,466	3.2

		Belgium: 0.5%
16,425		UCB S.A.	1,305,446	0.5

		Canada: 5.1%
18,677		Bank of Montreal	1,475,256	0.6
22,684		Bank of Nova Scotia	1,249,254	0.5
30,898		BCE, Inc.	1,382,419	0.5
18,412		Canadian Imperial Bank of Commerce - XTSE	1,550,390	0.6
30,959		CI Financial Corp.	445,309	0.2
19,868		Empire Co. Ltd.	441,939	0.2
27,033		Great-West Lifeco, Inc.	679,407	0.3
7,330		iA Financial Corp., Inc.	291,843	0.1
27,826		National Bank Of Canada	1,325,562	0.5
23,846		Open Text Corp.	916,675	0.4
37,665		TELUS Corp.	1,386,888	0.6
16,733		Waste Connections, Inc.	1,552,320	0.6
			12,697,262	5.1

		China: 0.5%
284,500		BOC Hong Kong Holdings Ltd.	1,275,189	0.5
12,100,000	(1)	China Hongxing Sports Ltd.	–	–
			1,275,189	0.5

		Denmark: 0.7%
34,816		Novo Nordisk A/S	1,705,794	0.7

		Finland: 0.8%
13,502		Nokian Renkaat OYJ	452,586	0.2
8,434		Orion Oyj	281,228	0.1
28,766		Sampo OYJ	1,317,146	0.5
			2,050,960	0.8

		France: 1.4%
11,975		Edenred	564,597	0.2
32,518		Getlink SE	523,410	0.2
82,660		Orange SA	1,291,861	0.5
3,512		Societe BIC S.A.	302,547	0.1
25,712		Societe Generale	815,369	0.4
			3,497,784	1.4

		Germany: 1.9%
2,326		Allianz SE	562,229	0.2
20,668		Deutsche Lufthansa AG	500,038	0.2
37,884		Deutsche Post AG	1,316,869	0.5
9,028		SAP SE	1,163,788	0.5
161,665		Telefonica Deutschland Holding AG	525,115	0.2
63,006		TUI AG	701,601	0.3
			4,769,640	1.9

		Hong Kong: 1.6%
130,500		CK Hutchison Holdings Ltd.	1,372,066	0.5
309,000		HKT Trust / HKT Ltd.	478,972	0.2
153,500		Power Assets Holdings Ltd.	1,070,689	0.4
10,200		Jardine Matheson Holdings Ltd.	671,467	0.3
208,000		NWS Holdings Ltd.	432,542	0.2
			4,025,736	1.6

		Israel: 0.3%
103,906		Bank Leumi Le-Israel BM	711,543	0.3

		Italy: 1.2%
79,315		Assicurazioni Generali S.p.A.	1,538,878	0.6
269,389		Snam SpA	1,371,434	0.6
			2,910,312	1.2

		Japan: 7.0%
50,800		Canon, Inc.	1,409,602	0.6
5,100		Central Japan Railway Co.	1,096,701	0.4
30,100		Fuji Film Holdings Corp.	1,406,161	0.6
36,800		Japan Airlines Co. Ltd.	1,200,173	0.5
78		Japan Prime Realty Investment Corp.	311,856	0.1
16,900		Kamigumi Co., Ltd.	403,718	0.2
5,400		Konami Holdings Corp.	245,893	0.1
29,500		Kyushu Railway Co.	961,235	0.4
12,200		Medipal Holdings Corp.	274,333	0.1
7,100		MEIJI Holdings Co., Ltd.	559,665	0.2
8,300		Mitsubishi Corp.	228,646	0.1
85,800		Mitsui & Co., Ltd.	1,387,781	0.6
20,500		Nippon Telegraph & Telephone Corp.	852,973	0.3
58,300		NTT DoCoMo, Inc.	1,266,019	0.5
5,400		Oracle Corp. Japan	370,266	0.1
66,700		ORIX Corp.	944,861	0.4
9,500		Sankyo Co., Ltd.	375,187	0.2
87,100		Sekisui House Ltd.	1,404,338	0.6
92,900		Sumitomo Corp.	1,331,519	0.5
18,100		Sundrug Co., Ltd.	485,270	0.2
6,300		Suzuken Co., Ltd.	363,260	0.1
291		United Urban Investment Corp.	464,595	0.2
			17,344,052	7.0

		Netherlands: 3.5%
17,299	(2)	ABN AMRO Group NV	407,433	0.2
97,596		ING Groep NV	1,245,333	0.5
56,882		Koninklijke Ahold Delhaize NV	1,370,952	0.6
15,123		LyondellBasell Industries NV - Class A	1,334,302	0.5
34,296		NN Group NV	1,496,670	0.6
88,558		Royal Dutch Shell PLC - Class A	2,821,588	1.1
			8,676,278	3.5

See Accompanying Notes to Financial Statements

13

Voya Global Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		New Zealand: 0.3%
261,889		Spark New Zealand Ltd.	642,591	0.3

		Norway: 0.7%
45,867		Mowi ASA	995,108	0.4
48,180		Orkla ASA	378,143	0.2
11,929		Telenor ASA	239,795	0.1
			1,613,046	0.7

		Singapore: 0.7%
277,400		ComfortDelgro Corp., Ltd.	549,442	0.2
78,100		SATS Ltd	300,376	0.1
90,100		Singapore Exchange Ltd.	489,214	0.2
125,600		Singapore Technologies Engineering Ltd.	365,999	0.2
			1,705,031	0.7

		Spain: 2.2%
7,772	(2)	Aena SME SA	1,443,015	0.6
45,930		Enagas	1,310,174	0.5
48,969		Endesa S.A.	1,221,701	0.5
59,548		Ferrovial SA	1,468,437	0.6
			5,443,327	2.2

		Switzerland: 2.3%
17,296		Nestle SA	1,665,218	0.7
9,229		Roche Holding AG	2,435,195	1.0
4,957		Zurich Insurance Group AG	1,580,133	0.6
			5,680,546	2.3

		United Kingdom: 5.2%
138,881		Aviva PLC	779,975	0.3
316,248		BT Group PLC	943,690	0.4
46,732		Compass Group PLC	1,063,335	0.4
174,235		Direct Line Insurance Group PLC	749,743	0.3
91,691		GlaxoSmithKline PLC	1,883,632	0.8
44,900		Imperial Brands PLC	1,428,638	0.6
435,668		Legal & General Group PLC	1,584,323	0.6
301,259		Marks & Spencer Group PLC	1,123,776	0.5
47,111		Persimmon PLC	1,376,248	0.6
420,328		Taylor Wimpey PLC	996,519	0.4
333,290		Vodafone Group PLC	618,212	0.2
132,142		WM Morrison Supermarkets PLC	372,459	0.1
			12,920,550	5.2

		United States: 60.2%
23,443		AbbVie, Inc.	1,861,140	0.8
3,856		Accenture PLC	704,376	0.3
31,311		Aflac, Inc.	1,577,448	0.6
70,131		AGNC Investment Corp.	1,247,630	0.5
8,393		Air Products & Chemicals, Inc.	1,727,195	0.7
6,219		Allison Transmission Holdings, Inc.	291,422	0.1
9,587		Allstate Corp.	949,688	0.4
33,163		Altria Group, Inc.	1,801,746	0.7
24,487		Amdocs Ltd.	1,348,744	0.5
14,669		Ameren Corp.	1,067,463	0.4
7,742		Amgen, Inc.	1,388,295	0.6
16,259		Amphenol Corp.	1,618,746	0.7
129,366		Annaly Capital Management, Inc.	1,305,303	0.5
42,996		Apple Hospitality REIT, Inc.	707,284	0.3
23,743		Apple, Inc.	4,764,508	1.9
74,939		AT&T, Inc.	2,320,111	0.9
58,615		Bank of America Corp.	1,792,447	0.7
23,497		Bemis Co., Inc.	1,349,198	0.5
45,613		BGC Partners, Inc.	246,310	0.1
3,792		Boeing Co.	1,432,200	0.6
22,957		Booz Allen Hamilton Holding Corp.	1,361,121	0.6
32,854		Bristol-Myers Squibb Co.	1,525,411	0.6
13,906		Broadridge Financial Solutions, Inc. ADR	1,642,716	0.7
2,527		Camden Property Trust	254,343	0.1
24,017		CDK Global, Inc.	1,448,705	0.6
47,193		Centerpoint Energy, Inc.	1,462,983	0.6
19,654		CenturyLink, Inc.	224,449	0.1
20,039		Chevron Corp.	2,405,882	1.0
51,501		Chimera Investment Corp.	987,274	0.4
53,228		Cisco Systems, Inc.	2,978,107	1.2
14,117		Citrix Systems, Inc.	1,425,252	0.6
22,210		CMS Energy Corp.	1,233,765	0.5
10,636		CNA Financial Corp.	492,766	0.2
12,155		Comerica, Inc.	955,261	0.4
12,378		CoreCivic, Inc.	257,586	0.1
11,918		Darden Restaurants, Inc.	1,401,557	0.6
9,520		Eaton Corp. PLC	788,446	0.3
15,580		Eli Lilly & Co.	1,823,483	0.7
4,077		Encompass Health Corp.	262,763	0.1
4,989		Everest Re Group Ltd.	1,174,909	0.5
19,354		Evergy, Inc.	1,119,048	0.5
4,908		Exelon Corp.	250,063	0.1
11,209		Expedia Group, Inc.	1,455,377	0.6
16,543		Expeditors International Washington, Inc.	1,313,845	0.5
25,494		Exxon Mobil Corp.	2,046,658	0.8
29,167		Flir Systems, Inc.	1,544,101	0.6
29,293		General Mills, Inc.	1,507,711	0.6
13,071		Genuine Parts Co.	1,340,300	0.5
31,605		Geo Group, Inc./The	632,732	0.3
20,474		Hartford Financial Services Group, Inc.	1,070,995	0.4
1,863		HCA Healthcare, Inc.	237,029	0.1
12,602		Hershey Co.	1,573,360	0.6
26,671		Hewlett Packard Enterprise Co.	421,669	0.2
5,927		Home Depot, Inc.	1,207,330	0.5
12,424		Honeywell International, Inc.	2,157,179	0.9
45,337		Intel Corp.	2,314,000	0.9
15,461		InterDigital, Inc.	1,010,995	0.4
15,176		International Business Machines Corp.	2,128,738	0.9
12,129		j2 Global, Inc.	1,062,743	0.4
29,393		Jabil, Inc.	887,963	0.4
7,636		JM Smucker Co.	936,403	0.4
25,699		Johnson & Johnson	3,628,699	1.5
17,690		JPMorgan Chase & Co.	2,052,924	0.8
53,061		Juniper Networks, Inc.	1,473,504	0.6
16,495		KAR Auction Services, Inc.	931,638	0.4

See Accompanying Notes to Financial Statements

14

Voya Global Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: (continued)
10,851	Kimberly-Clark Corp.	1,393,051	0.6
13,675	Kohl's Corp.	972,292	0.4
2,209	Lear Corp.	315,887	0.1
24,008	Maxim Integrated Products	1,440,480	0.6
14,050	Maximus, Inc.	1,034,782	0.4
11,652	McDonald's Corp.	2,302,086	0.9
27,747	MDU Resources Group, Inc.	725,584	0.3
31,842	Merck & Co., Inc.	2,506,284	1.0
100,365	MFA Financial, Inc.	753,741	0.3
24,183	Microsoft Corp.	3,158,300	1.3
2,889	Motorola Solutions, Inc.	418,645	0.2
79,286	New Residential Investment Corp.	1,332,798	0.5
13,226	OGE Energy Corp.	559,989	0.2
47,912	Old Republic International Corp.	1,071,312	0.4
18,330	Omnicom Group	1,466,950	0.6
8,298	Oneok, Inc.	563,683	0.2
41,077	Oracle Corp.	2,272,790	0.9
18,564	Paychex, Inc.	1,565,131	0.6
18,336	PepsiCo, Inc.	2,347,925	0.9
21,981	Perspecta, Inc.	507,321	0.2
65,775	Pfizer, Inc.	2,671,123	1.1
24,619	Philip Morris International, Inc.	2,131,021	0.9
14,669	Phillips 66	1,382,847	0.6
5,695	Pinnacle West Capital Corp.	542,563	0.2
54,336	Plains GP Holdings L.P.	1,282,330	0.5
4,642	Popular, Inc.	267,890	0.1
22,236	Procter & Gamble Co.	2,367,689	1.0
15,179	Quest Diagnostics, Inc.	1,462,952	0.6
17,664	Republic Services, Inc.	1,462,932	0.6
14,094	Royal Gold, Inc.	1,227,024	0.5
52,347	Sabre Corp.	1,086,724	0.4
29,346	Service Corp. International	1,221,087	0.5
1,334	Simon Property Group, Inc.	231,716	0.1
21,014	Sonoco Products Co.	1,325,143	0.5
33,991	Starwood Property Trust, Inc.	783,493	0.3
18,237	Texas Instruments, Inc.	2,148,866	0.9
14,880	Total System Services, Inc.	1,521,331	0.6
95,794	Two Harbors Investment Corp.	1,327,705	0.5
20,000	Tyson Foods, Inc.	1,500,200	0.6
7,104	Valero Energy Corp.	644,049	0.3
24,766	(3) Virtu Financial, Inc.	608,748	0.2
26,378	Walgreens Boots Alliance, Inc.	1,413,069	0.6
7,636	Walt Disney Co.	1,045,903	0.4
15,440	Waste Management, Inc.	1,657,330	0.7
41,474	Wells Fargo & Co.	2,007,756	0.8
69,195	Western Union Co.	1,345,151	0.5
		149,288,710	60.2

	Total Common Stock
	(Cost $235,941,722)	246,162,263	99.3

EXCHANGE-TRADED FUNDS: 0.3%
3,707	iShares MSCI EAFE ETF	247,479	0.1
1,735	SPDR S&P 500 ETF Trust	510,125	0.2

	Total Exchange-Traded Funds
	(Cost $715,068)	757,604	0.3

	Total Long-Term Investments
	(Cost $236,656,790)	246,919,867	99.6

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.4%
		Securities Lending Collateral(4): 0.2%
413,476	(4)	BNP Paribas S.A., 0.000%, Repurchase Agreement dated 04/30/19, 2.70%, due 05/01/19 (Repurchase Amount $413,507, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $421,745, due 05/21/19-09/09/49)
		(Cost $413,476)	413,476	0.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
490,000	(5) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.330%
	(Cost $490,000)	490,000	0.2

	Total Short-Term Investments
	(Cost $903,476)	903,476	0.4

	Total Investments in Securities (Cost $237,560,266)	$247,823,343	100.0
	Liabilities in Excess of Other Assets	(11,187)	–
	Net Assets	$247,812,156	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of April 30, 2019.

See Accompanying Notes to Financial Statements

15

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.4%
		Australia: 6.2%
32,521		ALS Ltd.	182,304	0.1
23,079		Altium Ltd.	551,550	0.3
10,520		Ansell Ltd.	200,283	0.1
10,467		Appen Ltd.	187,495	0.1
421,186	(1)	Aurelia Metals Ltd.	221,623	0.1
55,236		Ausdrill Ltd.	63,968	0.0
8,921		Australian Ethical Investment Ltd.	13,836	0.0
15,025		Australian Finance Group Ltd.	12,716	0.0
410,707		Beach Energy Ltd.	615,875	0.4
36,489		BlueScope Steel Ltd.	346,747	0.2
33,387		Bravura Solutions Ltd.	135,995	0.1
2,985		Brickworks Ltd.	34,446	0.0
131,455		Charter Hall Group	910,550	0.5
8,301		Clinuvel Pharmaceuticals Ltd.	140,150	0.1
10,505		Codan Ltd./Australia	24,068	0.0
41,406		Costa Group Holdings Ltd.	165,749	0.1
99,310		CSR Ltd.	249,477	0.2
81,945		Data#3 Ltd.	102,921	0.1
48,286		Downer EDI Ltd.	263,636	0.2
43,018		ERM Power Ltd.	52,886	0.0
85,946		Estia Health Ltd.	175,164	0.1
19,741		Evolution Mining Ltd.	44,500	0.0
31,220		GDI Property Group	30,619	0.0
130,852		Grange Resources Ltd.	24,498	0.0
156,949	(1)	Horizon Oil Ltd.	13,224	0.0
8,195		Hotel Property Investments	19,642	0.0
11,533		IDP Education Ltd.	126,916	0.1
95,651		Iluka Resources Ltd.	583,682	0.4
15,474		IVE Group Ltd.	23,780	0.0
4,513		Jumbo Interactive Ltd.	54,776	0.0
55,993	(1)	Karoon Energy Ltd.	37,732	0.0
948		Macquarie Telecom Group Ltd.	13,533	0.0
10,262		Magellan Financial Group Ltd.	323,023	0.2
51,086	(1)	Mayne Pharma Group Ltd.	25,250	0.0
130,031		Metcash Ltd.	263,110	0.2
12,059		Midway Ltd.	30,446	0.0
24,656		Monadelphous Group Ltd.	329,272	0.2
36,645		Mount Gibson Iron Ltd.	30,894	0.0
35,435		New Hope Corp., Ltd.	67,304	0.1
56,087		Northern Star Resources Ltd.	324,775	0.2
187,144		NRW Holdings Ltd.	387,864	0.2
55,529		Nufarm Ltd.	198,405	0.1
144,182		oOh!media Ltd.	383,728	0.2
5,843		Over the Wire Holdings Ltd.	21,343	0.0
125,112		OZ Minerals Ltd.	880,947	0.5
10,143		People Infrastructure Ltd.	18,268	0.0
9,209		Pro Medicus Ltd.	132,944	0.1
6,913		PWR Holdings Ltd.	19,167	0.0
227,162	(1)	Ramelius Resources Ltd.	120,292	0.1
1,287		Regional Express Holdings Ltd.	1,288	0.0
13,972		Regis Resources Ltd.	47,270	0.0
14,381		Rhipe Ltd.	24,645	0.0
84,177	(1)	Saracen Mineral Holdings Ltd.	166,038	0.1
19,669		Seven Group Holdings Ltd.	271,979	0.2
47,329	(1)	Silver Lake Resources Ltd.	26,338	0.0
37,971		SpeedCast International Ltd.	103,858	0.1
136,951		St Barbara Ltd.	309,371	0.2
34,066		Stanmore Coal Ltd.	31,742	0.0
55,842		Star Entertainment Grp Ltd.	178,805	0.1
27,114	(1)	Village Roadshow Ltd.	68,810	0.1
6,556		Washington H Soul Pattinson & Co. Ltd.	106,332	0.1
4,758		Whitehaven Coal Ltd.	14,111	0.0
			10,531,960	6.2

		Austria: 0.9%
6,811	(1),(2)	Porr AG	181,468	0.1
11,669		Rhi Magnesita NV	756,249	0.4
2,487		Schoeller-Bleckmann Oilfield Equipment AG	232,332	0.1
9,586		UNIQA Insurance Group AG	102,141	0.1
11,849		Wienerberger AG	272,302	0.2
			1,544,492	0.9

		Azerbaijan: 0.0%
14,821		Anglo Asian Mining PLC	17,394	0.0

		Belgium: 1.0%
83,424	(1)	AGFA-Gevaert NV	360,905	0.2
125	(1)	Barco NV	22,232	0.0
3,302		Cie d'Entreprises CFE	328,992	0.2
35,132		Euronav NV	332,812	0.2
2,137	(1)	Galapagos NV	245,463	0.2
584	(1)	Jensen-Group NV	22,139	0.0
2,697		Warehouses De Pauw SCA	404,741	0.2
			1,717,284	1.0

		Brazil: 0.1%
9,653		Cosan Ltd.	117,960	0.1
3,269		FII BTG Pactual Corporate Office Fund	77,367	0.0
			195,327	0.1

		Canada: 7.5%
11,300		Absolute Software Corp.	75,069	0.1
15,960		AGF Management Ltd.	65,999	0.0
62,443	(1)	Aimia, Inc.	195,295	0.1
11,518	(1)	Air Canada	276,494	0.2
4,300		AltaGas Canada, Inc.	61,915	0.0
7,245		Badger Daylighting Ltd.	244,384	0.1
3,300		Bird Construction, Inc.	19,509	0.0
3,100		Boardwalk Real Estate Investment Trust	89,990	0.1
4,100		Brookfield Real Estate Services, Inc.	52,730	0.0
14,711		BRP, Inc.	457,241	0.3

See Accompanying Notes to Financial Statements

16

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Canada: (continued)
8,947		Canaccord Capital, Inc.	38,133	0.0
9,767	(1),(2)	Canada Goose Holdings, Inc.	521,460	0.3
8,150		Canadian Apartment Properties REIT	291,580	0.2
3,473	(1),(2)	Canadian Solar, Inc.	69,391	0.0
22,791		Canadian Western Bank	511,041	0.3
16,987	(1)	Canfor Corp.	177,643	0.1
40,423		Canfor Pulp Products, Inc.	442,640	0.3
14,413		Capital Power Corp.	324,903	0.2
232,852	(1)	Capstone Mining Corp.	114,714	0.1
1,700		Cervus Equipment Corp.	16,813	0.0
10,500		Cineplex, Inc.	200,799	0.1
3,732	(1),(2)	Cipher Pharmaceuticals, Inc.	3,900	0.0
3,081		Cogeco Communications, Inc.	204,610	0.1
2,025		Cogeco, Inc.	124,399	0.1
6,000		Computer Modelling Group Ltd.	26,424	0.0
17,736	(1)	Detour Gold Corp.	157,542	0.1
1,380		Dream Office Real Estate Investment Trust	24,001	0.0
4,500		DREAM Unlimited Corp.	25,125	0.0
100		E-L Financial Corp. Ltd.	60,088	0.0
4,100		Empire Co. Ltd.	91,200	0.1
20,949		Enerflex Ltd.	289,755	0.2
10,000		Enghouse Systems Ltd.	244,458	0.1
61,922		Entertainment One Ltd.	385,685	0.2
27,200		Gibson Energy, Inc.	448,494	0.3
11,000	(1)	Gran Colombia Gold Corp.	27,424	0.0
91,634	(1)	Gran Tierra Energy, Inc.	220,244	0.1
446		Granite Real Estate Investment Trust	20,262	0.0
11,900	(1)	Great Canadian Gaming Corp.	457,364	0.3
93,700	(1)	Guyana Goldfields, Inc.	65,045	0.0
33,857		High Arctic Energy Services, Inc.	97,803	0.1
31,500		HudBay Minerals, Inc.	209,734	0.1
18,700		iA Financial Corp., Inc.	744,538	0.4
6,500	(1)	IBI Group, Inc.	24,211	0.0
2,312	(1)	Imax Corp.	56,367	0.0
1,532		Information Services Corp.	19,337	0.0
9,900	(1)	Interfor Corp.	123,408	0.1
15,285		Kirkland Lake Gold Ltd.	494,136	0.3
300		Lassonde Industries, Inc.	38,404	0.0
3,000		Linamar Corp.	113,802	0.1
1,300		Magellan Aerospace Corp.	18,194	0.0
45,000		Martinrea International, Inc.	457,826	0.3
8,083		Medical Facilities Corp.	98,948	0.1
11,000	(1)	MEG Energy Corp.	48,936	0.0
800		Morguard Corp.	115,703	0.1
7,136		Morguard North American Residential Real Estate Investment Trust	93,961	0.1
8,600		Neo Performance Materials, Inc.	80,178	0.1
25,217		North American Construction Group Ltd.	329,586	0.2
27,422	(1)	Parex Resources, Inc.	467,097	0.3
475	(1)	Points International Ltd.	6,116	0.0
1,900		Polaris Infrastructure, Inc.	15,671	0.0
23,600		Reitmans Canada Ltd.	58,837	0.0
183		Stuart Olson, Inc.	634	0.0
15,900		Summit Industrial Income REIT	140,758	0.1
97,577	(1)	Tamarack Valley Energy Ltd.	199,568	0.1
137,466	(1)	Taseko Mines Ltd.	96,597	0.1
19,416	(1)	Teranga Gold Corp.	47,102	0.0
9,955		TFI International, Inc.	326,954	0.2
17,200		Torstar Corp.	8,987	0.0
2,510		Total Energy Services, Inc.	18,361	0.0
49,076		TransGlobe Energy Corp.	95,698	0.1
29,852		Tricon Capital Group, Inc.	237,310	0.1
5,400		VersaBank	30,231	0.0
12,388		West Fraser Timber Co., Ltd.	637,755	0.4
19,100		Western Forest Products, Inc.	26,803	0.0
2,076	(1),(2)	Zymeworks, Inc.	39,569	0.0
			12,742,883	7.5

		China: 2.7%
512,558		Anhui Hengyuan Coal Industry and Electricity Power Co. Ltd. - A Shares	602,022	0.4
115,624		Asia Cement China Holdings Corp.	137,280	0.1
155,000		China Sunshine Paper Holdings Co. Ltd.	24,915	0.0
10,276		China Yuchai International Ltd.	171,095	0.1
374,100		Chongqing Dima Industry Co. Ltd. - A Shares	246,778	0.1
34,200		Dutech Holdings Ltd.	6,098	0.0
819,100		Gansu Jingyuan Coal Industry and Electricity Power Co. Ltd. - A Shares	368,717	0.2
157,622		Golden Wheel Tiandi Holdings Co. Ltd.	14,432	0.0
1,104,659		Greenland Hong Kong Holdings Ltd.	454,102	0.3
147,000		Henan Jinma Energy Co. Ltd. - H Shares	87,228	0.1
151,200		Jiangxi Wannianqing Cement Co. Ltd. - A Shares	318,189	0.2
264,000		Microport Scientific Corp.	248,784	0.1
152,000		Nexteer Automotive Group Ltd.	238,343	0.1
89,000		Pacific Online Ltd.	20,437	0.0
229,986		Poly Property Group Co. Ltd.	96,493	0.1
88,000	(1),(3)	RREEF China Commercial Trust	–	–
112,000		Shandong Weigao Group Medical Polymer Co., Ltd. - H Shares	110,096	0.1
95,600		Shanghai Tunnel Engineering Co. Ltd. - A Shares	97,988	0.1
31,700		Shenzhen Centralcon Investment Holding Co. Ltd. - A Shares	53,171	0.0

See Accompanying Notes to Financial Statements

17

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		China: (continued)
150,973		Sinotruk Hong Kong Ltd.	327,738	0.2
194,000	(1)	SPT Energy Group, Inc.	19,282	0.0
116,000		Ten Pao Group Holdings Ltd.	16,266	0.0
262,000		Towngas China Co. Ltd.	208,454	0.1
1,626,000		West China Cement Ltd.	228,426	0.1
38,932		Xingfa Aluminium Holdings Ltd.	32,754	0.1
375,200		Xinyu Iron & Steel Co. Ltd. - A Shares	331,146	0.2
319,000		Xiwang Special Steel Co. Ltd. - H Shares	59,885	0.0
			4,520,119	2.7

		Denmark: 0.8%
49,826		Columbus A/S	99,890	0.1
5,476		Dfds A/S	260,362	0.1
9,797		GN Store Nord A/S	502,148	0.3
4,469		Matas A/S	44,379	0.0
238		North Media AS	1,355	0.0
612		Per Aarsleff Holding A/S	20,273	0.0
6,109		Royal Unibrew A/S	438,366	0.3
30		Sparekassen Sjaelland-Fyn AS	396	0.0
			1,367,169	0.8

		Finland: 1.2%
1,202		Alma Media OYJ	8,224	0.0
3,392		Atria PLC	30,899	0.0
14,148		Cramo PLC	297,534	0.2
8,788		DNA OYJ	209,370	0.1
1,730		eQ Oyj	17,591	0.0
10,269		Finnair OYJ	85,886	0.1
2,011		Ilkka-Yhtyma OYJ	8,551	0.0
6,977		Metso Oyj	261,061	0.2
25,201		Metsa Board OYJ	140,974	0.1
20,215		Oriola-KD OYJ	52,148	0.1
28,745	(1)	Outotec Oyj	151,852	0.1
2,389		Ponsse Oyj	80,427	0.0
1,154		Talenom Oyj	43,878	0.0
6,452		Tieto OYJ	183,699	0.1
1,160		Titanium Oyj	10,929	0.0
1,388		Vaisala OYJ	30,108	0.0
14,650		Valmet OYJ	403,565	0.2
			2,016,696	1.2

		France: 6.3%
4,920		Alstom SA	216,467	0.1
4,097		Alten Ltd.	447,443	0.3
896		ARGAN SA	54,268	0.1
5,346		Arkema SA	548,911	0.3
2,475	(1),(2)	AST Groupe SA	11,506	0.0
731	(1)	Baikowski SAS	12,298	0.0
5,327		Beneteau SA	67,628	0.0
1,451		Boiron SA	77,434	0.1
435		Savencia SA	33,177	0.0
678	(1)	Cegedim SA	19,734	0.0
198,491	(1)	CGG SA	358,823	0.2
2,308		Cie des Alpes	69,635	0.1
228	(1)	Devoteam SA	26,698	0.0
5,329		Eiffage SA	556,409	0.3
23,557		Elis SA	420,413	0.3
1,998		Eramet SLN	139,919	0.1
4,731		Faurecia SA	240,721	0.1
1,559		Groupe Crit	119,355	0.1
2,148	(1)	Groupe Fnac	188,761	0.1
125	(1)	Groupe Partouche SA	3,056	0.0
3,341	(1)	ID Logistics Group	597,316	0.4
6,800		Imerys SA	362,126	0.2
762	(1)	Infotel SA	32,905	0.0
13,911	(1),(2)	Innate Pharma SA	91,380	0.1
1,527	(1)	Kaufman & Broad SA	60,927	0.0
7,921		Korian SA	318,853	0.2
135	(1)	LDC SA	15,909	0.0
1,992		Lectra	47,924	0.0
21,793	(1),(4)	Maisons du Monde SA	469,229	0.3
575	(1)	Maisons France Confort	23,830	0.0
271		Manutan International	20,608	0.0
5,112		AKWEL	99,762	0.1
6,747		Nexity SA	315,587	0.2
731		PSB Industries SA	26,036	0.0
6,477		Rubis SCA	355,266	0.2
5,070		SCOR SE	206,982	0.1
1,171		SEB SA	214,541	0.1
793		Seche Environnement SA	26,950	0.0
78		Societe Marseillaise du Tunnel Prado-Carenage SA	1,767	0.0
28,529		Television Francaise 1	311,663	0.2
6,416	(1)	SOITEC	649,841	0.4
1,286		Synergie SA	51,523	0.0
4,460		Teleperformance	857,397	0.5
6,270	(1),(2)	Tikehau Capital SCA	158,230	0.1
12,128	(1)	UbiSoft Entertainment	1,158,692	0.7
284		Vetoquinol SA	17,842	0.0
1,730	(1)	Virbac SA	308,132	0.2
229		Voyageurs du Monde	30,822	0.0
3,616	(1),(4)	Worldline SA/France	227,907	0.1
			10,672,603	6.3

		Germany: 4.1%
4,428		Aareal Bank AG	154,884	0.1
17,969	(1)	ADVA AG Optical Networking	154,230	0.1
7,962	(1)	Affimed NV	26,275	0.0
23,288		Alstria Office REIT-AG	365,157	0.2
6,941		Amadeus Fire AG	926,282	0.6
4,828	(2)	Aurelius Equity Opportunities SE & Co. KGaA	240,481	0.1
2,816		Bechtle AG	289,898	0.2
8,047	(1)	Borussia Dortmund GmbH & Co. KGaA	77,304	0.1
5,458		Carl Zeiss Meditec AG	536,849	0.3
1,041		CENTROTEC Sustainable AG	13,762	0.0
4,994		Cewe Stiftung & Co. KGAA	471,629	0.3
3,580		comdirect bank AG	41,679	0.0
55,433		Deutz AG	547,790	0.3
5,684	(1)	Dialog Semiconductor PLC	221,132	0.1
4,015		Duerr AG	181,575	0.1
260		Eckert & Ziegler Strahlen- und Medizintechnik AG	22,943	0.0
3,487		Elmos Semiconductor AG	96,076	0.1
646		First Sensor AG	17,344	0.0
9,593		Francotyp-Postalia Holding AG	38,950	0.0

See Accompanying Notes to Financial Statements

18

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Germany: (continued)
2,187		Fraport AG Frankfurt Airport Services Worldwide	182,058	0.1
3,120		Gerresheimer AG	235,069	0.1
2,993		Hugo Boss AG	209,134	0.1
7,547		IVU Traffic Technologies AG	69,072	0.1
564		Nexus AG	16,131	0.0
1,578	(2)	PSI Software AG	32,775	0.0
3,242		Rheinmetall AG	373,571	0.2
15,749		SAF-Holland SA	196,524	0.1
2,760		Salzgitter AG	91,222	0.1
4,170	(2),(4)	Scout24 AG	214,678	0.1
3,137		Software AG	119,487	0.1
4,618	(2)	Stratec SE	324,759	0.2
18,343		TAG Immobilien AG	413,085	0.3
1,861		Vib Vermoegen AG	52,600	0.0
			6,954,405	4.1

		Greece: 0.1%
9,471		Athens Water Supply & Sewage Co. SA	63,122	0.1
942		Motor Oil Hellas Corinth Refineries SA	24,026	0.0
			87,148	0.1

		Hong Kong: 2.2%
2,000		Allied Group Ltd.	11,269	0.0
236,000		Allied Properties HK Ltd.	54,150	0.1
300,000		Build King Holdings Ltd.	57,048	0.0
123,778		Cathay Pacific Airways Ltd.	208,444	0.1
105,000		Champion REIT	88,919	0.1
1,304,000	(1)	Chigo Holding Ltd.	17,454	0.0
2,802,920	(1)	China Billion Resources Ltd.	8,218	0.0
284,000	(1)	China Energy Development Holdings Ltd.	6,154	0.0
87,913	(1)	S&C Engine Group Ltd.	38,869	0.0
226,000		China Merchants Land Ltd.	39,466	0.0
80,000		Chuang's Consortium International Ltd.	18,246	0.0
80,000		Computer & Technologies Holdings Ltd.	39,975	0.0
164,877		Computime Group Ltd.	20,178	0.0
68,000		Convenience Retail Asia Ltd.	34,689	0.0
17,600		Dah Sing Financial Holdings Ltd.	92,452	0.1
90,000		EcoGreen International Group Ltd.	18,843	0.0
162,000		Emperor International Holdings Ltd.	48,207	0.0
814,000		Fountain SET Hldgs	143,193	0.1
566,000		Get Nice Holdings Ltd.	20,202	0.0
238,000		Giordano Intl. Ltd.	113,244	0.1
15,864	(1)	Great Rich Technologies Ltd.	36,330	0.0
222,000		Guangnan Holdings Ltd.	29,146	0.0
120,944		Hanison Construction Holdings Ltd.	20,813	0.0
103,200		HKR International Ltd.	57,072	0.0
10,000		Hong Kong Ferry Holdings Co. Ltd.	11,310	0.0
238,000		Hop Fung Group Holdings Ltd.	12,135	0.0
90,000		Hung Hing Printing Group Ltd.	15,603	0.0
501,815		K Wah International Holdings Ltd.	314,952	0.2
53,200		Lai Fung Holdings Ltd.	66,595	0.1
6,000		Liu Chong Hing Investment Ltd.	10,445	0.0
35,701		Lung Kee Bermuda Holdings	15,564	0.0
48,377	(1)	Million Hope Industries Holdings Ltd.	4,502	0.0
118,000		Ming Fai International Holdings Ltd.	16,997	0.0
23,000	(1)	Rich Goldman Holdings Ltd.	762	0.0
105,628		Overseas Chinese Town Asia Holdings Ltd.	44,827	0.0
278,000	(1),(3)	Pacific Andes International Holdings Ltd.	–	–
40,000	(1)	Paradise Entertainment Ltd.	6,374	0.0
283,000		PAX Global Technology Ltd.	132,182	0.1
138,000		PC Partner Group Ltd.	37,937	0.0
80,000		Perfect Shape Medical Ltd.	25,008	0.0
62,000		Pico Far East Holdings Ltd.	22,682	0.0
10,000		Public Financial Holdings Ltd.	4,373	0.0
405,064		Road King Infrastructure	919,838	0.6
406,000		Shanghai Industrial Urban Development Group Ltd.	81,310	0.1
79,592		SHK Hong Kong Industries Ltd.	1,867	0.0
15,500		Soundwill Holdings Ltd.	23,210	0.0
332,000		Sun Hung Kai & Co. Ltd.	165,575	0.1
32,000		Sunlight Real Estate Investment Trust	23,537	0.0
375,000		Tang Palace China Holdings Ltd.	65,986	0.1
189,000		Tao Heung Holdings Ltd.	36,861	0.0
109,832		Tomson Group Ltd.	42,142	0.1
92,000		TPV Technology Ltd.	21,344	0.0
445,000		Value Partners Group Ltd.	335,409	0.2
33,220		Valuetronics Holdings Ltd.	16,733	0.0
212,000		Vedan International Holdings Ltd.	20,809	0.0
40,000		Wai Kee Holdings Ltd.	27,145	0.0
104,000		Water Oasis Group Ltd.	13,672	0.0
			3,760,267	2.2

		India: 0.1%
25,620	(1),(3)	Geodesic Ltd.	–	–
1,201		Hinduja Global Solutions Ltd.	10,771	0.0
5,683		Newgen Software Technologies Ltd.	25,737	0.0
4,409		Persistent Systems Ltd.	40,337	0.1
748		Sharda Motor Industries Ltd.	15,606	0.0
21,379	(1),(3)	Varun Industries Ltd.	–	–

See Accompanying Notes to Financial Statements

19

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		India: (continued)
9,991		West Coast Paper Mills Ltd.	35,186	0.0
1,184	(1)	WNS Holdings Ltd. ADR	67,665	0.0
			195,302	0.1

		Indonesia: 0.1%
301,000	(1)	Gajah Tunggal Tbk PT	15,644	0.0
143,100	(1)	Lippo Cikarang Tbk PT	18,578	0.0
73,517		Mitrabara Adiperdana Tbk PT	13,627	0.0
190,900	(1)	Mulia Industrindo Tbk PT	17,750	0.0
1,905,900		Wijaya Karya Bangunan Gedung Tbk PT	50,875	0.1
			116,474	0.1

		Ireland: 0.6%
8,724	(1),(2)	Avadel Pharmaceuticals PLC ADR	10,905	0.0
177,906	(1)	Cairn Homes PLC	255,810	0.2
34,994		Dalata Hotel Group PLC	229,074	0.1
23,507		Grafton Group PLC	270,930	0.1
38,283		UDG Healthcare PLC	328,657	0.2
			1,095,376	0.6

		Israel: 2.2%
474	(1)	ADO Group Ltd.	9,966	0.0
192,487		Bezeq Israeli Telecommunication Corp., Ltd.	131,675	0.1
4,504		Camtek Ltd./Israel	44,950	0.0
111,095	(1)	Ceragon Networks Ltd.	425,494	0.3
3,559	(1)	CyberArk Software Ltd.	458,862	0.3
3,002		Danel Adir Yeoshua Ltd.	175,387	0.1
2,023		FIBI Holdings Ltd.	59,285	0.0
3,108		First International Bank Of Israel Ltd.	78,107	0.1
3,561		Fox Wizel Ltd.	100,294	0.1
123	(2)	Globrands Ltd.	11,343	0.0
724		Israel Corp., Ltd.	174,681	0.1
171,835		Israel Discount Bank Ltd.	670,788	0.4
1,150		Ituran Location and Control Ltd.	42,285	0.0
3,794	(1)	Kamada Ltd.	22,133	0.0
3,790		Kerur Holdings Ltd.	99,458	0.1
9,514		Mendelson Infrastructures & Industries Ltd.	20,987	0.0
25,716		Mizrahi Tefahot Bank Ltd.	556,677	0.3
9,381		Naphtha Israel Petroleum Corp. Ltd.	57,098	0.0
140,420	(1)	Oil Refineries Ltd.	68,980	0.0
634		Paz Oil Co. Ltd.	92,428	0.1
2,548	(1)	Radware Ltd.	66,477	0.0
1,636		Sapiens International Corp. NV	25,145	0.0
500	(1)	Silicom Ltd.	15,340	0.0
711		Taro Pharmaceuticals Industries, Ltd.	76,369	0.0
16,562	(1)	Tower Semiconductor Ltd.	297,619	0.2
248		Victory Supermarket Chain Ltd.	3,373	0.0
			3,785,201	2.2

		Italy: 5.8%
138,402		A2A SpA	231,636	0.1
4,746	(1)	ACEA SpA	86,308	0.1
25,526	(1)	Amplifon S.p.A.	491,068	0.3
59,064	(4)	Anima Holding SpA	235,395	0.1
18,469	(1)	Arnoldo Mondadori Editore SpA	35,381	0.0
9,304		Ascopiave SpA	40,020	0.0
66,626		Autogrill S.p.A.	647,467	0.4
22,817		ASTM SpA	581,387	0.4
18,941		Azimut Holding S.p.A.	383,019	0.2
32,745		Banca Finnat Euramerica S.p.A.	12,374	0.0
20,512		Banca Generali SpA	579,567	0.3
10,776		BasicNet SpA	65,992	0.0
3,403	(1)	Biesse S.p.A.	75,833	0.1
7,402	(1)	Brunello Cucinelli SpA	269,107	0.2
12,516		Buzzi Unicem SpA	279,053	0.2
37,626		Cerved Group SpA	367,726	0.2
13,658		Cofide SpA	8,104	0.0
13,424		Danieli & Co. Officine Meccaniche SpA	273,425	0.2
4,875		DiaSorin SpA	476,566	0.3
1,676	(1)	El.En. SpA	34,054	0.0
26,705	(1)	Elica SpA	69,789	0.1
15,292		Emak SpA	23,336	0.0
15,810		ERG S.p.A.	292,063	0.2
18,996	(1)	Falck Renewables SpA	67,971	0.0
27,868	(1),(2),(4)	Gima TT SpA	221,458	0.1
200,102		Hera SpA	712,316	0.4
49,439	(4)	Infrastrutture Wireless Italiane SpA	409,801	0.3
17,762		Interpump Group SpA	667,929	0.4
63,406		Italgas SpA	396,067	0.2
3,300		Italian Wine Brands SpA	43,120	0.0
86,980	(1),(2),(4)	OVS SpA	181,506	0.1
400		Pharmanutra SpA	7,761	0.0
66,401		Piaggio & C SpA	183,469	0.1
2,655		Ratti SpA	12,395	0.0
103,261	(1)	Reno de Medici SpA	81,652	0.1
27,261		Salvatore Ferragamo Italia SpA	618,495	0.4
110,227		Saras S.p.A.	196,933	0.1
7,403		Servizi Italia SpA	32,696	0.0
1,913		Societa Iniziative Autostradali e Servizi S.p.A.	31,543	0.0
231	(1)	Somec SpA	5,855	0.0
16,720	(1),(4)	Technogym SpA	205,175	0.1
3,267	(2)	Tod's S.p.A.	160,569	0.1
			9,795,381	5.8

		Japan: 23.6%
800		Achilles Corp.	14,188	0.0
1,000		Oriental Consultants Holdings Co. Ltd.	18,143	0.0
22,500		Advantest Corp.	638,071	0.4
1,000		Aichi Bank Ltd.	32,654	0.0
700		Aichi Tokei Denki Co., Ltd.	26,009	0.0
62,100	(1)	Aiful Corp.	145,701	0.1
2,100		Aiphone Co., Ltd.	33,159	0.0
1,100		Alpha Systems, Inc.	27,096	0.0
600		Anabuki Kosan, Inc.	15,875	0.0
12,400		Anritsu Corp.	215,669	0.1
1,900		Arakawa Chemical Industries Ltd.	25,633	0.0
500		Arata Corp.	17,863	0.0
3,500		Artnature, Inc.	19,727	0.0
15,719		Asahi Intecc Co. Ltd.	796,308	0.5

See Accompanying Notes to Financial Statements

20

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan: (continued)
800	Asante, Inc.	15,628	0.0
1,400	ASKA Pharmaceutical Co., Ltd.	14,635	0.0
3,000	Avant Corp.	44,225	0.0
700	Axyz Co. Ltd.	15,355	0.0
6,000	Bando Chemical Industries Ltd.	58,491	0.0
1,700	Bank of Kochi Ltd.	12,622	0.0
3,700	Bank of Kochi Ltd./The	160,338	0.1
19,000	BIC Camera, Inc.	203,799	0.1
1,600	BML, Inc.	45,208	0.0
1,200	Business Brain Showa-Ota, Inc.	21,879	0.0
2,200	Chilled & Frozen Logistics Holdings Co. Ltd.	24,661	0.0
1,400	Chino Corp.	16,461	0.0
1,300	Chori Co., Ltd.	19,408	0.0
9,000	Chubu Shiryo Co., Ltd.	99,659	0.1
600	Chuo Spring Co., Ltd.	15,842	0.0
1,700	CMC Corp.	31,364	0.0
4,300	Computer Engineering & Consulting Ltd.	85,147	0.1
1,400	Contec Co. Ltd.	23,022	0.0
2,500	Corona Corp.	23,620	0.0
3,900	CTI Engineering Co., Ltd.	53,601	0.0
4,600	Daifuku Co., Ltd.	282,995	0.2
2,700	Daihatsu Diesel Manufacturing Co., Ltd.	15,735	0.0
44,900	Daikyonishikawa Corp.	452,855	0.3
2,700	Dainichi Co., Ltd.	16,210	0.0
3,400	Daiseki Co., Ltd.	93,405	0.1
7,200	Daiwa Industries Ltd.	84,095	0.1
6,900	Denka Co., Ltd.	208,348	0.1
511	Densan Co. Ltd.	8,936	0.0
1,650	Disco Corp.	285,527	0.2
37,100	DMG Mori Co. Ltd.	534,988	0.3
1,000	DMS, Inc.	17,258	0.0
14,091	DTS Corp.	499,071	0.3
100	Duskin Co., Ltd.	2,468	0.0
1,600	Dvx, Inc.	13,221	0.0
300	Ebara Foods Industry, Inc.	5,883	0.0
2,300	Eco's Co., Ltd.	30,463	0.0
1,500	Elematec Corp.	27,601	0.0
17,600	EPS Holdings, Inc.	315,542	0.2
4,500	Excel Co., Ltd.	79,770	0.1
34,400	Ferrotec Holdings Corp.	384,804	0.2
146,200	FIDEA Holdings Co., Ltd.	172,235	0.1
11,700	FJ Next Co. Ltd.	93,788	0.1
2,200	Fuji Furukawa Engineering & Construction Co. Ltd.	36,677	0.0
6,200	Fuji Oil Holdings, Inc.	199,153	0.1
1,488	Fuji Pharma Co. Ltd.	22,585	0.0
10,027	Fuji Soft, Inc.	396,610	0.2
7,900	Fujikura Kasei Co., Ltd.	43,244	0.0
11,057	Fujitsu Frontech Ltd.	105,538	0.1
2,200	FuKoKu Co. Ltd.	16,322	0.0
300	Fukuda Denshi Co., Ltd.	20,899	0.0
8,500	Fullcast Co., Ltd.	187,454	0.1
4,400	Furusato Industries Ltd.	64,502	0.1
700	Fuso Pharmaceutical Industries Ltd.	15,527	0.0
9,200	Future Corp.	153,789	0.1
8,182	G-7 Holdings, Inc.	185,047	0.1
600	Gakken Holdings Co., Ltd.	28,101	0.0
700	Genki Sushi Co., Ltd.	27,244	0.0
7,400	Grandy House Corp.	29,826	0.0
40,100	GungHo Online Entertainment, Inc.	125,108	0.1
32,500	Gunma Bank Ltd.	128,884	0.1
16,000	H2O Retailing Corp.	203,843	0.1
3,100	Hakudo Co., Ltd.	43,139	0.0
3,800	Harima Chemicals Group, Inc.	37,522	0.0
1,800	Haruyama Trading Co., Ltd.	13,554	0.0
1,210	Hashimoto Sogyo Holdings Co. Ltd.	15,649	0.0
36,100	Hazama Ando Corp.	242,755	0.2
5,400	HIS Co., Ltd.	172,481	0.1
6,000	Hokko Chemical Industry Co. Ltd.	28,273	0.0
3,800	Hokuhoku Financial Group, Inc.	41,912	0.0
2,400	Honshu Chemical Industry Co. Ltd.	26,023	0.0
1,000	Hosokawa Micron Corp.	47,210	0.0
1,700	Housecom Corp.	20,883	0.0
1,900	HS Securities Co., Ltd	16,691	0.0
93,500	Ichigo, Inc.	302,005	0.2
1,100	ID Holdings Corp.	13,339	0.0
15,350	IHI Corp.	366,457	0.2
9,800	IJTT Co. Ltd.	52,708	0.0
42,600	Infocom Corp.	819,239	0.5
2,100	Internet Initiative Japan, Inc.	42,622	0.0
590	Invincible Investment Corp.	298,547	0.2
1,200	I-O Data Device, Inc.	12,798	0.0
2,800	Ishihara Sangyo Kaisha Ltd.	31,469	0.0
25,100	Itoham Yonekyu Holdings, Inc.	156,991	0.1
20,200	Iwaki & Co., Ltd.	83,336	0.1
3,500	Iyo Bank Ltd.	19,468	0.0
12,000	Jamco Corp.	241,689	0.2
4,400	Japan Airport Terminal Co., Ltd.	186,069	0.1
6,500	Japan Medical Dynamic Marketing, Inc.	72,263	0.1
900	Japan System Techniques Co. Ltd.	11,500	0.0
7,100	JBCC Holdings, Inc.	96,729	0.1
3,500	JCR Pharmaceuticals Co. Ltd.	197,464	0.1
2,600	Jeol Ltd.	52,680	0.0
1,000	JFE Systems, Inc.	25,634	0.0
19,600	JGC Corp.	282,406	0.2
14,000	Kadokawa Dwango Corp.	176,582	0.1
1,478	Kakiyasu Honten Co. Ltd.	27,940	0.0
700	Kamei Corp.	7,009	0.0
7,400	Kanamoto Co., Ltd.	175,663	0.1
37,100	Kanematsu Corp.	411,786	0.3
18,700	Kanto Denka Kogyo Co., Ltd.	139,835	0.1
1,200	Kawasumi Laboratories, Inc.	7,885	0.0
4,700	Keihanshin Building Co. Ltd.	43,105	0.0
22,300	Keihin Corp.	367,524	0.2

See Accompanying Notes to Financial Statements

21

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Japan: (continued)
5,900		Keiyo Bank Ltd.	36,484	0.0
42		Kenedix Office Investment Corp.	280,981	0.2
36,800		Kenedix, Inc.	175,240	0.1
11,000		KH Neochem Co. Ltd.	321,323	0.2
2,100		Kimura Unity Co., Ltd.	21,182	0.0
5,700		King Co. Ltd.	35,223	0.0
1,200	(1)	KNT-CT Holdings Co., Ltd.	15,007	0.0
2,400		Kita-Nippon Bank Ltd.	41,124	0.0
100		Kitano Construction Corp.	2,715	0.0
1,900		Koatsu Gas Kogyo Co., Ltd.	14,203	0.0
2,800		Kohsoku Corp.	29,668	0.0
4,500	(1)	Kojima Co., Ltd.	22,089	0.0
1,200		Komaihal Tec, Inc.	19,444	0.0
1,800		KSK Co. Ltd./Inagi	31,510	0.1
6,000		Kumagai Gumi Co., Ltd.	176,050	0.1
1,400		Kurabo Industries Ltd.	26,335	0.0
700		Kyodo Printing Co., Ltd.	15,744	0.0
9,900		Kyorin Co., Ltd.	186,043	0.1
6,800		Kyoritsu Maintenance Co., Ltd.	349,425	0.2
12,000		Kyowa Exeo Corp.	328,228	0.2
5,900		Kyowa Leather Cloth Co., Ltd.	41,636	0.0
9,882		Kyudenko Corp.	282,019	0.2
6,300		Lasertec Corp.	286,266	0.2
4,000	(1)	M&A Capital Partners Co. Ltd.	171,215	0.1
21,200		Maeda Corp.	211,127	0.1
4,300		Makino Milling Machine Co., Ltd.	182,442	0.1
1,600		Marubun Corp.	9,322	0.0
1,000		Maruhachi Holdings Co. Ltd.	7,370	0.0
14,500		Maruzen CHI Holdings Co. Ltd.	47,939	0.0
8,100		Matsumotokiyoshi Holdings Co., Ltd.	268,197	0.2
44,300		Mebuki Financial Group, Inc.	112,947	0.1
5,900		Meiwa Corp.	24,076	0.0
1,400		Minori Solutions Co., Ltd.	20,293	0.0
15,300		Mirait Holdings Corp.	225,077	0.1
39,500		Mito Securities Co., Ltd.	78,635	0.1
1,100		Mitsubishi Research Institute, Inc.	30,557	0.0
7,500		Miura Co., Ltd.	192,002	0.1
600		Miyazaki Bank Ltd.	14,484	0.0
4,100		Modec, Inc.	126,069	0.1
800		Morishita Jintan Co. Ltd.	16,194	0.0
900		Mory Industries, Inc.	20,629	0.0
1,900		Mutoh Holdings Co., Ltd.	31,782	0.0
1,800		NAC Co., Ltd.	16,182	0.0
1,300		Nadex Co., Ltd.	9,974	0.0
700		Nafco Co., Ltd.	9,124	0.0
1,500		Nagano Bank Ltd.	23,059	0.0
12,900		Nakano Corp.	55,176	0.0
2,200		Narasaki Sangyo Co. Ltd.	36,268	0.0
24,400		Net One systems Co., Ltd.	633,519	0.4
9,859		Nichireki Co., Ltd.	93,848	0.1
3,940		Nichirin Co. Ltd.	62,771	0.0
4,000		Nihon Kohden Corp.	116,801	0.1
4,000		Nihon Unisys Ltd.	102,545	0.1
59		Nippon Accommodations Fund, Inc.	301,484	0.2
400		Nippon Chemiphar Co., Ltd.	10,429	0.0
18,800		Nippon Filcon Co., Ltd./Tokyo	86,741	0.1
900		Nippon Seisen Co., Ltd.	23,471	0.0
11,013		Nippon Shinyaku Co., Ltd.	760,445	0.5
49,700		Nippon Suisan Kaisha Ltd.	348,718	0.2
2,100		Nippon Systemware Co., Ltd.	41,395	0.0
19,100		Nippon Yusen KK	326,379	0.2
142,000		Niraku GC Holdings, Inc.	11,042	0.0
4,900		Nishi-Nippon Financial Holdings, Inc.	40,546	0.0
58,700		Nissan Tokyo Sales Holdings Co., Ltd.	154,389	0.1
13,000		Nisshin Fudosan Co.	53,037	0.0
9,000		Nittetsu Mining Co., Ltd.	346,534	0.2
3,400		NJS Co. Ltd.	46,413	0.0
73,400		North Pacific Bank Ltd.	180,037	0.1
2,000		Nozawa Corp.	13,746	0.0
2,200		NuFlare Technology, Inc.	136,670	0.1
6,000		Oenon Holdings, Inc.	21,527	0.0
2,400		Ohba Co. Ltd.	14,852	0.0
410	(1)	Ohki Healthcare Holdings Co. Ltd.	3,626	0.0
300		Ohsho Food Service Corp.	19,537	0.0
2,200		Oita Bank Ltd.	66,216	0.1
3,900		Okuma Corp.	229,748	0.1
1,600		Okura Industrial Co., Ltd.	26,517	0.0
2,700		Okuwa Co., Ltd.	27,306	0.0
4,600		Open House Co. Ltd.	168,997	0.1
1,000		Origin Co. Ltd	18,566	0.0
2,800		Osaki Electric Co., Ltd.	18,620	0.0
8,300		Paltac Corp.	458,398	0.3
16,000		Parker Corp.	70,246	0.1
2,300		PCA Corp.	70,925	0.1
40,300		Penta-Ocean Construction Co., Ltd.	184,881	0.1
14,300		Persol Holdings Co. Ltd	269,547	0.2
4,400		Pigeon Corp.	188,389	0.1
32,800		Poletowin Pitcrew Holdings, Inc.	297,004	0.2
25,200		Rengo Co., Ltd.	222,275	0.1
600		Resort Solution Co., Ltd.	21,773	0.0
900		Rhythm Watch Co. Ltd.	10,264	0.0
20,400		Round One Corp.	274,894	0.2
1,000		Saison Information Systems Co. Ltd.	12,794	0.0
1,100		Sakai Heavy Industries Ltd.	31,398	0.0
700		San Holdings, Inc.	15,687	0.0
1,100		San ju San Financial Group, Inc.	14,853	0.0
13,682		San-Ai Oil Co., Ltd.	115,491	0.1
25,500		San-In Godo Bank Ltd.	168,985	0.1
3,200		Sanko Metal Industrial Co. Ltd.	77,324	0.1
1,656		Sankyo Frontier Co. Ltd.	51,856	0.0
4,800		Sankyu, Inc.	230,206	0.1
45,200		Sanwa Holdings Corp.	544,402	0.3
2,100		Sanyo Engineering & Construction, Inc.	12,784	0.0

See Accompanying Notes to Financial Statements

22

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Japan: (continued)
4,600		Sawai Pharmaceutical Co., Ltd.	247,158	0.2
3,300		Saxa Holdings, Inc.	52,089	0.0
2,900		Screen Holdings Co. Ltd.	139,308	0.1
19,900		Scroll Corp.	66,191	0.1
14,600		SCSK Corp.	693,803	0.4
21,700		Seikitokyu Kogyo Co., Ltd.	110,829	0.1
19,300		Seino Holdings Co. Ltd	262,742	0.2
500		Senshu Electric Co., Ltd.	11,620	0.0
1,800		Shibaura Mechatronics Corp.	61,910	0.0
13,000		Shiga Bank Ltd.	311,108	0.2
1,900		Shikoku Bank Ltd.	17,370	0.0
20,900		Shinsho Corp.	500,169	0.3
6,700		Ship Healthcare Holdings, Inc.	275,647	0.2
3,100		Shofu, Inc.	35,255	0.0
10,300		Showa Corp.	151,288	0.1
1,700		SK-Electronics Co., Ltd.	27,117	0.0
9,500		Softcreate Holdings Corp.	134,736	0.1
5,968		Soken Chemical & Engineering Co. Ltd.	84,550	0.1
1,100		SPK Corp.	23,905	0.0
7,900		ZOZO, Inc.	140,331	0.1
8,800		Starts Corp., Inc.	195,963	0.1
4,500		Sumitomo Bakelite Co., Ltd.	175,647	0.1
19,000		Sumitomo Forestry Co., Ltd.	261,398	0.2
5,300		Sushiro Global Holdings Ltd.	346,972	0.2
2,000		Suzuken Co., Ltd.	115,321	0.1
5,600		System Integrator Corp.	33,721	0.0
27,200		Systena Corp.	327,451	0.2
4,200		Tachikawa Corp.	47,769	0.0
3,800		Taiko Bank Ltd.	56,872	0.0
1,300		Taiyo Kagaku Co. Ltd.	18,012	0.0
15,100		Taiyo Yuden Co., Ltd.	367,740	0.2
1,500		Takano Co., Ltd.	11,171	0.0
13,700		Takasago Thermal Engineering Co., Ltd.	217,283	0.1
1,800		Takebishi Corp	22,265	0.0
1,200		Tanabe Management Consulting Co. Ltd.	12,954	0.0
2,000		TDC Software Engineering, Inc.	15,491	0.0
800		Techno Medica Co. Ltd.	15,141	0.0
8,300		TechnoPro Holdings, Inc.	499,400	0.3
4,400		Tigers Polymer Corp.	23,954	0.0
10,400		TIS, Inc.	474,509	0.3
15,200		TOA Road Corp.	389,439	0.2
46,000		Tochigi Bank Ltd.	93,266	0.1
29,500		Toda Corp.	182,448	0.1
800		Toei Animation Co. Ltd.	39,767	0.0
3,100		Togami Electric Manufacturing Co. Ltd.	41,960	0.0
9,600		Toho Bank Ltd.	24,909	0.0
21,400	(2)	Tokai Carbon Co., Ltd.	247,632	0.2
6,190		Tokyo Ohka Kogyo Co., Ltd.	198,223	0.1
18,900		Tokyo Sangyo Co. Ltd.	87,289	0.1
61,200		Tokyo Steel Manufacturing Co., Ltd.	524,106	0.3
10,500		Tokyo Tekko Co., Ltd.	116,222	0.1
5,321		Tokyo Kiraboshi Financial Group, Inc.	76,888	0.1
1,600		Tomato Bank Ltd.	15,350	0.0
2,000		Tomoku Co., Ltd.	31,827	0.0
8,200		Tomy Co., Ltd.	87,926	0.1
3,400		Tonami Holdings Co., Ltd.	186,832	0.1
2,600		Towa Bank Ltd.	16,677	0.0
5,100		Towa Pharmaceutical Co., Ltd.	125,579	0.1
1,000		Toyo Business Engineering Corp.	19,619	0.0
32,900		Toyo Tire & Rubber Co., Ltd.	384,879	0.2
11,700		Tsubaki Nakashima Co. Ltd.	218,622	0.1
3,600		Tsubakimoto Kogyo Co., Ltd.	118,037	0.1
5,200		Uchida Yoko Co., Ltd.	165,985	0.1
2,400		UNIRITA, Inc.	34,793	0.0
14,000		UT Group Co. Ltd.	403,791	0.2
13,200		Utoc Corp.	64,484	0.0
7,100		Valor Holdings Co., Ltd.	173,200	0.1
9,200		Warabeya Nichiyo Co., Ltd.	147,979	0.1
2,400		Waseda Academy Co., Ltd.	15,683	0.0
10,304	(1)	Watabe Wedding Corp.	62,476	0.0
5,700		West Holdings Corp.	75,786	0.1
1,000		Wood One Co., Ltd.	9,762	0.0
800		Yamanashi Chuo Bank Ltd.	9,385	0.0
8,000		Yamato Kogyo Co., Ltd.	222,120	0.1
2,100		Yamaya Corp.	40,447	0.0
13,400		Yamazen Corp.	140,989	0.1
2,500		Yashima Denki Co., Ltd.	19,807	0.0
14,800		Yokogawa Bridge Holdings Corp.	240,823	0.2
34,978		Yuasa Trading Co., Ltd.	997,822	0.6
2,100		Yushiro Chemical Industry Co., Ltd.	25,129	0.0
1,100		Yutaka Giken Co., Ltd.	18,217	0.0
2,200		Zaoh Co. Ltd.	26,553	0.0
23,000		Zenkoku Hosho Co. Ltd.	807,616	0.5
			40,100,877	23.6

		Liechtenstein: 0.0%
415		VP Bank AG	60,522	0.0

		Malaysia: 0.3%
57,500		AFFIN Bank Bhd	31,168	0.0
10,900		Allianz Malaysia Bhd	35,854	0.1
3,800		Batu Kawan Bhd	15,441	0.0
57,300	(1)	Country Heights Holdings BHD	20,788	0.0
67,600		Deleum Bhd	17,306	0.0
66,800		Hengyuan Refining Co. Bhd	95,786	0.1
128,700		I-Bhd	13,077	0.0
247,200	(1)	KSL Holdings BHD	50,910	0.0
69,850		Kumpulan Fima BHD	28,045	0.0
26,200		Lii Hen Industries BHD	17,065	0.0
20,200		Lingkaran Trans Kota Holdings Bhd	21,009	0.0
192,523	(1)	Lion Industries Corp. Bhd	27,505	0.0
984		Malaysian Pacific Industries Bhd	2,332	0.0

See Accompanying Notes to Financial Statements

23

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Malaysia: (continued)
210,000		Media Chinese International Ltd.	10,574	0.0
22,800		MKH Bhd	7,518	0.0
1,100		Oriental Holdings BHD	1,807	0.0
85,918		Tropicana Corp. Bhd	18,079	0.0
122,100		Uchi Technologies Bhd	84,299	0.1
47,322	(1)	Wah Seong Corp. Bhd	8,468	0.0
53,000		WTK Holdings Bhd	8,145	0.0
			515,176	0.3

		Mexico: 0.0%
131,683	(1)	Grupo Famsa SAB de CV	45,150	0.0
5,753	(1)	Industrias CH, SA	26,938	0.0
			72,088	0.0

		Netherlands: 1.3%
238	(1)	AFC Ajax NV	5,232	0.0
5,908		AMG Advanced Metallurgical Group NV	179,622	0.1
3,945		ASM International NV	268,968	0.2
9,481		ASR Nederland NV	421,850	0.3
6,189	(4)	Euronext NV	430,026	0.3
5,061		IMCD NV	409,205	0.2
10,892	(4)	Intertrust NV	207,041	0.1
2,933		KAS Bank NV	41,032	0.0
1,419		Kendrion NV	34,830	0.0
478,561	(1),(2),(3)	SNS Reaal NV	–	–
3,528		TKH Group NV	189,818	0.1
			2,187,624	1.3

		New Zealand: 0.3%
9,568		Hallenstein Glasson Holdings Ltd.	31,505	0.0
10,892		Kathmandu Holdings Ltd.	17,104	0.0
14,173		NEW Zealand King Salmon Investments Ltd.	28,115	0.0
41,622		NZX Ltd.	28,067	0.0
136,059		PGG Wrightson Ltd.	48,163	0.1
3,338	(1)	Serko Ltd.	8,160	0.0
56,113		Summerset Group Holdings Ltd.	210,341	0.1
7,335	(1)	Synlait Milk Ltd.	51,817	0.0
13,217		Z Energy Ltd.	55,883	0.1
			479,155	0.3

		Norway: 1.6%
1,408		Aker ASA	96,471	0.1
4,802		Atea ASA	68,646	0.1
4,851		Austevoll Seafood ASA	56,514	0.0
211,450		DNO ASA	480,060	0.3
73,291		Kongsberg Gruppen ASA	1,062,480	0.6
51,237		Kvaerner ASA	71,325	0.1
3,477	(1)	Pareto Bank ASA	15,265	0.0
6,351		Selvaag Bolig ASA	36,056	0.0
7,502		SpareBank 1 Nord Norge	57,177	0.0
59,056		SpareBank 1 SMN	640,645	0.4
10,349		Sparebanken Vest	64,083	0.0
			2,648,722	1.6

		Philippines: 0.0%
116,900		First Gen Corp.	49,630	0.0
88,200		Lopez Holdings Corp.	8,158	0.0
			57,788	0.0

		Poland: 0.1%
400		Amica Wronki SA	13,590	0.0
4,112	(1)	Grupa Lotos SA	89,592	0.1
29,912	(1)	Impexmetal SA	32,562	0.0
427	(1)	TEN Square Games SA	13,872	0.0
9,094		Zespol Elektrowni Patnow Adamow Konin SA	16,932	0.0
			166,548	0.1

		Portugal: 0.3%
44,154		Navigator Co. SA/The	195,240	0.1
5,397		Semapa-Sociedade de Investimento e Gestao	88,499	0.0
39,303		Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	264,151	0.2
			547,890	0.3

		Qatar: 0.1%
26,127		United Development Co. QSC	96,880	0.1

		Singapore: 1.2%
27,600		AEM Holdings Ltd.	23,177	0.0
43,600		Banyan Tree Holdings Ltd	18,281	0.0
181,200		BreadTalk Group Ltd.	112,576	0.1
26,400		China Aviation Oil Singapore Corp. Ltd.	26,658	0.0
133,000		China Sunsine Chemical Holdings Ltd.	113,687	0.1
282,900		CSE Global Ltd.	109,245	0.1
20,700		Elec & Eltek International Co., Ltd.	28,566	0.0
356,500		Frasers Logistics & Industrial Trust	309,728	0.2
102,900		Frencken Group Ltd.	50,038	0.0
187,400		Golden Energy & Resources Ltd.	32,379	0.0
8,000		Hanwell Holdings Ltd.	1,529	0.0
36,600		Ho Bee Investment Ltd.	68,651	0.1
67,580	(1)	Hong Leong Asia Ltd.	27,839	0.0
11,329		Hong Leong Finance Ltd.	23,166	0.0
35,500		HRnetgroup Ltd.	20,499	0.0
533,000		IGG, Inc.	675,766	0.4
184,744		Mapletree Industrial Trust	280,050	0.2
13,000		Micro-Mechanics Holdings Ltd.	15,771	0.0
22,100		Riverstone Holdings Ltd.	16,720	0.0
13,300		Sing Investments & Finance Ltd.	14,589	0.0
24,100		Stamford Land Corp. Ltd.	8,675	0.0
78,392		Tai Sin Electric Ltd.	18,673	0.0
83,500	(1)	Tiong Woon Corp. Holding Ltd.	16,269	0.0
4,400		Venture Corp. Ltd.	55,181	0.0
			2,067,713	1.2

		South Africa: 0.3%
158,675		Alviva Holdings Ltd.	183,023	0.1
46,167	(1)	ArcelorMittal South Africa Ltd.	9,843	0.0
19,004		Hulamin Ltd.	5,779	0.0
44,762		Metair Investments Ltd.	73,440	0.1
1,883		MiX Telematics Ltd. ADR	33,875	0.0
32,074		Raubex Group Ltd.	48,857	0.0
10,275		Reinet Investments SCA	172,867	0.1

See Accompanying Notes to Financial Statements

24

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		South Africa: (continued)
9,548		Telkom SA Ltd.	56,828	0.0
			584,512	0.3

		South Korea: 3.1%
5,241		AfreecaTV Co. Ltd.	286,944	0.2
432		Asia Holdings Co., Ltd.	47,554	0.0
2,024		Chong Kun Dang Pharmaceutical Corp.	176,808	0.1
50		Dae Han Flour Mills Co. Ltd.	8,851	0.0
5,728		Daewon Co. Ltd.	65,725	0.1
20,399		Daewon San Up Co. Ltd.	118,571	0.1
1,517	(1)	Daeyang Electric Co. Ltd.	18,070	0.0
4,212		Dongil Industries Co. Ltd.	222,428	0.1
4,558		Douzone Bizon Co. Ltd	223,308	0.1
657		Fursys, Inc.	20,648	0.0
174		Geumhwa PSC Co. Ltd.	5,170	0.0
2,065		GIIR, Inc.	14,765	0.0
1,302		GS Home Shopping, Inc.	191,005	0.1
6,147		Hankook Tire Co. Ltd.	209,171	0.1
9,600	(1)	Huneed Technologies	76,721	0.1
3,507		Hyundai Construction Equipment Co. Ltd.	147,331	0.1
2,040		IDIS Holdings Co. Ltd.	27,138	0.0
5,550		JB Financial Group Co. Ltd.	27,044	0.0
3,494		Jeju Bank	14,668	0.0
3,397		JLS Co. Ltd.	21,181	0.0
13,048		KISCO Corp.	67,044	0.1
976		Kiwoom Securities Co. Ltd.	68,852	0.1
5,205		Korea Aerospace Industries Ltd.	155,924	0.1
1,480		Korea Airport Service Co. Ltd.	63,480	0.1
8,353		Korea United Pharm, Inc.	188,185	0.1
5,784	(1)	KT Hitel Co. Ltd.	23,950	0.0
2,451		Kyeryong Construction Industrial Co., Ltd.	52,908	0.0
1,996		LF Corp.	42,625	0.0
3,276		Maeil Dairies Co. Ltd.	247,284	0.2
3,269		Maeil Holdings Co. Ltd.	35,537	0.0
43,278		Meritz Securities Co. Ltd.	187,825	0.1
218		Mi Chang Oil Industrial Co. Ltd.	14,855	0.0
1,361		Multicampus Corp.	61,629	0.0
32,903		Nexen Tire Corp.	283,576	0.2
5,867		Poongsan Corp./New	139,930	0.1
2,321		Pureun Mutual Savings Bank	16,134	0.0
887		S&T Holdings Co. Ltd.	10,021	0.0
843	(1)	Sam Jung Pulp Co. Ltd.	25,258	0.0
8,006		Sam Young Electronics Co. Ltd.	87,256	0.1
5,562		Samsung Securities Co. Ltd.	169,975	0.1
6,070		Samwonsteel Co. Ltd.	15,534	0.0
9,642		Seoul Semiconductor Co. Ltd.	158,569	0.1
7,301		SFA Engineering Corp.	262,640	0.2
412		Shinyoung Securities Co. Ltd.	20,752	0.0
6,767		SKC Co., Ltd.	207,200	0.1
10,757		SL Corp.	223,857	0.1
4,249		Soulbrain Co. Ltd.	183,246	0.1
126		Taekwang Industrial Co. Ltd.	161,687	0.1
4,014		UIL Co. Ltd	18,327	0.0
2,945		Uju Electronics Co. Ltd.	22,871	0.0
4,884		Visang Education, Inc.	31,081	0.0
1,756		YAS Co. Ltd./Korea	31,992	0.0
1,080		Yesco Holdings Co. Ltd	38,553	0.0
4,602		Yoosung Enterprise Co. Ltd.	11,464	0.0
2,123		Zeus Co Ltd	29,034	0.0
			5,282,156	3.1

		Spain: 1.6%
4,598		Acciona SA	533,282	0.3
1,393		Almirall SA	22,479	0.0
4,652	(1)	Atento SA	16,980	0.0
21,614		Bankinter S.A.	172,766	0.1
10,708		Cia de Distribucion Integral Logista Holdings SA	254,047	0.1
101,419		Faes Farma SA	465,466	0.3
271		Iberpapel Gestion SA	9,423	0.0
12,242	(1)	Masmovil Ibercom SA	268,297	0.2
61,207		Melia Hotels International SA	606,672	0.4
15,018		Merlin Properties Socimi SA	204,853	0.1
1,162		Prim SA	14,662	0.0
71,988	(4)	Prosegur Cash SA	154,813	0.1
			2,723,740	1.6

		Sweden: 2.9%
2,249	(1)	Betsson AB	17,072	0.0
3,827		BioGaia AB	185,650	0.1
39,710		Biotage AB	538,887	0.3
99,784		Bredband2 i Skandinavien AB	11,032	0.0
7,593	(1)	Bure Equity AB	141,161	0.1
9,706		Cellavision AB	324,482	0.2
20,292		Concentric AB	325,624	0.2
31,846	(4)	Dometic Group AB	290,937	0.2
1,779	(1)	Enea AB	28,660	0.0
7,517		Eolus Vind AB	42,807	0.0
2,669	(4)	Evolution Gaming Group AB	274,025	0.2
1,264		Ferronordic Machines AB	20,896	0.0
1,827		FormPipe Software AB	4,319	0.0
8,763		Getinge AB	123,464	0.1
9,974		GHP Specialty Care AB	14,340	0.0
3,207		Gunnebo AB	8,498	0.0
6,024		Humana AB	38,058	0.0
74,549		KappAhl AB	136,426	0.1
9,388		KNOW IT AB	221,226	0.1
7,867	(1)	Loomis AB	291,058	0.2
1,281		NP3 Fastigheter AB	10,116	0.0
22,667		Peab AB	207,334	0.1
30,196	(4)	Resurs Holding AB	186,927	0.1
156,091		Rottneros AB	237,272	0.1
1,195		Sectra AB	40,497	0.0
3,012		Semcon AB	18,367	0.0
77,663		SSAB AB Class B	250,450	0.2
2,825	(1)	Swedish Orphan Biovitrum AB	51,547	0.0
2,024		Tethys Oil AB	16,561	0.0
8,474	(1)	THQ Nordic AB	195,585	0.1
14,185		Vitrolife AB	298,721	0.2
31,947		Wihlborgs Fastigheter AB	425,043	0.3
			4,977,042	2.9

See Accompanying Notes to Financial Statements

25

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Switzerland: 4.4%
224		Banque Cantonale de Geneve	44,187	0.0
522		Bucher Industries AG	177,063	0.1
448		Calida Holding AG	13,893	0.0
21		Carlo Gavazzi Holding AG	5,409	0.0
5,311		Cembra Money Bank AG	493,240	0.3
14,141		Coca-Cola HBC AG	506,465	0.3
1,440		Coltene Holding AG	141,959	0.1
5,195		Dufry Group	508,441	0.3
3,079		EDAG Engineering Group AG	48,348	0.1
230		Emmi AG	202,917	0.1
155		Fenix Outdoor International AG	15,697	0.0
165		Forbo Holding AG	265,083	0.1
304		Georg Fischer AG	295,662	0.2
273		Helvetia Holding AG	173,484	0.1
4,141		Julius Baer Group Ltd.	200,031	0.1
15,325		Logitech International SA	600,525	0.3
9		Metall Zug AG	23,698	0.0
30,467		OC Oerlikon Corp. AG	398,177	0.2
408		Straumann Holding AG	329,734	0.2
1,506		Swiss Life Holding AG	708,013	0.4
3,025		Swissquote Group Holding SA	118,491	0.1
5,997		Tecan Group AG	1,353,829	0.8
282		Thurgauer Kantonalbank	30,028	0.0
1,310	(2)	Tornos Holding AG	10,288	0.0
418		Valora Holding AG	106,394	0.1
84		Vetropack Holding AG	183,012	0.1
5,219		Vontobel Holding AG	307,764	0.2
6,187	(1),(4)	Wizz Air Holdings PLC	274,458	0.2
			7,536,290	4.4

		Taiwan: 1.0%
3,821		Advancetek Enterprise Co. Ltd.	1,967	0.0
668,000		AU Optronics Corp.	238,903	0.1
33,000		Chenbro Micom Co. Ltd.	69,937	0.0
40,000		Chia Chang Co. Ltd.	57,932	0.0
30,000		Chroma ATE, Inc.	143,719	0.1
75,200		Coretronic Corp.	117,074	0.1
13,778		E-LIFE MALL Corp.	29,162	0.0
41,000		First Insurance Co. Ltd./The	19,184	0.0
82,000		Founding Construction & Development Co. Ltd.	42,691	0.0
15,000		Froch Enterprise Co. Ltd.	6,777	0.0
30,000		Global Mixed Mode Technology, Inc.	79,495	0.1
17,481		Hotung Investment Holdings Ltd.	21,850	0.0
22,800		Hsing TA Cement Co.	12,621	0.0
482,000		Innolux Corp.	154,666	0.1
13,000		Jarllytec Co. Ltd.	28,527	0.0
10,000		Lumax International Corp., Ltd.	23,280	0.0
93,000		President Securities Corp.	40,488	0.0
14,177		Raydium Semiconductor Corp.	41,311	0.0
19,000		Sinher Technology, Inc.	30,631	0.0
138,244		Sunrex Technology Corp.	83,963	0.1
27,000		Sweeten Real Estate Development Co. Ltd.	23,430	0.0
41,000		Syncmold Enterprise Corp.	115,887	0.1
217,000		Taiwan Business Bank	89,600	0.1
32,919		Taiwan Fire & Marine Insurance Co. Ltd.	21,576	0.0
26,000		Taiwan Surface Mounting Technology Co. Ltd.	49,248	0.0
114,000		Tsann Kuen Enterprise Co., Ltd.	75,830	0.1
32,000		Unitech Computer Co. Ltd.	21,552	0.0
47,000		Wah Lee Industrial Corp.	82,324	0.1
49,000		Winstek Semiconductor Co. Ltd	41,481	0.0
4,000		Zeng Hsing Industrial Co. Ltd.	19,514	0.0
			1,784,620	1.0

		Thailand: 0.9%
173,696		Lanna Resources PCL	62,056	0.1
54,300		Samart Telcoms PCL	15,308	0.0
10,900		Thai Rayon PCL	13,443	0.0
814,900		Thanachart Capital PCL	1,353,839	0.8
			1,444,646	0.9

		Turkey: 0.1%
423,599		Albaraka Turk Katilim Bankasi AS	101,640	0.1
13,542		Is Yatirim Menkul Degerler A.S.	5,495	0.0
6,901		Yeni Gimat Gayrimenkul Ortakligi AS	9,067	0.0
			116,202	0.1

		United Kingdom: 12.9%
98		4imprint Group PLC	3,423	0.0
21,034		Abcam PLC	357,392	0.2
47,759		Ashmore Group PLC	286,555	0.2
40,300	(4)	Auto Trader Group PLC	297,913	0.2
5,849		AVEVA Group PLC	255,563	0.1
184,796		B&M European Value Retail SA	952,676	0.6
39,556		Beazley PLC	298,060	0.2
6,058		Bellway PLC	246,000	0.1
80,269	(1)	Cairn Energy PLC	179,087	0.1
4,313		Caretech Holdings PLC	18,729	0.0
2,399		Character Group PLC/The	17,833	0.0
90,511		Cineworld Group PLC	375,594	0.2
22,572		Clinigen Group Plc	293,917	0.2
153,049		Coats Group PLC	172,434	0.1
4,847	(1)	Codemasters Group Holdings PLC	14,442	0.0
29,215		Computacenter PLC	460,367	0.3
19,528		Consort Medical PLC	234,783	0.2
103,144	(4)	ConvaTec Group PLC	186,814	0.1
32,129		Costain Group PLC	134,697	0.1
5,046		D4t4 Solutions PLC	17,437	0.0
40,148		Dart Group PLC	488,346	0.3
139,746		Drax Group PLC	622,396	0.4
37,267		Electrocomponents PLC	314,248	0.2
102,864		Elementis PLC	218,679	0.1
893	(1)	Endava PLC ADR	29,532	0.0
72,287	(1)	EI Group PLC	200,967	0.1
2,131		Euromoney Institutional Investor PLC	34,124	0.0
3,196		Fevertree Drinks PLC	131,409	0.1

See Accompanying Notes to Financial Statements

26

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United Kingdom: (continued)
14,872		Finsbury Food Group PLC	16,678	0.0
11,676	(1),(2)	FLEX LNG Ltd.	160,823	0.1
4,270		Focusrite PLC	27,562	0.0
6,838		Games Workshop Group PLC	371,477	0.2
52,698	(1)	Gem Diamonds Ltd.	61,847	0.1
15,800		Genus PLC	497,542	0.3
9,748		Go-Ahead Group PLC	246,220	0.2
62,287		Grainger PLC	204,680	0.1
16,960		Greene King Plc	142,039	0.1
4,431		Greggs PLC	104,062	0.1
75,882		Hansteen Holdings PLC	92,988	0.1
590		Hargreaves Services PLC	2,277	0.0
214,194		Hays PLC	424,635	0.2
2,445		Headlam Group PLC	13,695	0.0
40,090		Hikma Pharmaceuticals PLC	925,117	0.5
23,555		Hill & Smith Holdings PLC	391,933	0.2
555	(1)	Hudson Ltd.	8,514	0.0
47,315		Hunting PLC	363,628	0.2
122,053	(1)	Indivior PLC	60,974	0.0
19,495		Intermediate Capital Group PLC	301,266	0.2
4,768		J D Wetherspoon PLC	85,055	0.1
6,617		James Fisher & Sons PLC	169,983	0.1
82,600		JD Sports Fashion PLC	678,989	0.4
21,266	(1)	JKX Oil & Gas PLC	15,668	0.0
10,345		Johnson Service Group PLC	20,505	0.0
644		Judges Scientific PLC	26,456	0.0
3,978		K3 Capital Group PLC	7,651	0.0
6,152		Kainos Group PLC	42,357	0.0
38,161		Keller Group PLC	350,386	0.2
4,255		Keystone Law Group PLC	27,188	0.0
88,448		LondonMetric Property PLC	233,210	0.2
8,035		LSL Property Services PLC	27,871	0.0
18,172		Luxfer Holdings PLC	436,310	0.3
2,335		Mattioli Woods PLC	23,445	0.0
12,901		Mcbride PLC	18,034	0.0
29,493		Meggitt PLC	209,867	0.1
40,963		Pagegroup PLC	287,980	0.2
10,083		Miton Group PLC	7,428	0.0
59,043		Moneysupermarket.com Group PLC	280,449	0.2
3,239		Morgan Sindall PLC	55,415	0.0
72,695		National Express Group PLC	389,605	0.2
10,816	(1)	Nomad Foods Ltd.	224,973	0.1
30,581		Northgate PLC	146,750	0.1
134,372		OneSavings Bank PLC	764,021	0.4
7,291	(1)	Oxford Biomedica PLC	66,457	0.1
2,383		PayPoint PLC	31,332	0.0
206,565		Pendragon PLC	61,953	0.1
78,282		QinetiQ PLC	308,387	0.2
7,294		RDI REIT PLC	12,003	0.0
54,323		Redrow PLC	437,261	0.3
4,028	(1)	Regal Petroleum PLC	2,311	0.0
60,755		Rentokil Initial PLC	309,621	0.2
226,871		Restaurant Group PLC	426,010	0.3
46,522		Safestore Holdings PLC	390,681	0.2
12,125		Scottish Salmon Co. Plc/The	27,040	0.0
6,197		SDL PLC	42,506	0.0
54,365		Softcat PLC	644,408	0.4
6,861		Spectris PLC	246,523	0.1
21,050		Speedy Hire PLC	16,195	0.0
20,407		Spirent Communications PLC	42,258	0.0
7,266		SSP Group Plc	66,044	0.0
60,046		Stock Spirits Group PLC	176,321	0.1
3,119		Stolt-Nielsen Ltd.	39,044	0.0
71,977		Synthomer PLC	394,167	0.2
41,284		Tate & Lyle PLC	413,781	0.2
864	(1)	Tribal Group PLC	796	0.0
30,243		Reach PLC	29,183	0.0
116,709		Tyman PLC	388,081	0.2
4,125		U & I Group PLC	9,596	0.0
22,399		Ultra Electronics Holdings PLC	465,894	0.3
26,232		Unite Group PLC	322,416	0.2
36,615	(1)	Vertu Motors PLC	15,422	0.0
53,206		Vesuvius PLC	429,259	0.3
168		Vitec Group PLC	2,541	0.0
121,514		Volution Group PLC	274,126	0.2
20,089		XLMedia PLC	12,889	0.0
3,585		YouGov PLC	21,037	0.0
			21,916,513	12.9

		United States: 0.5%
5,461	(1)	Allot Ltd.	40,357	0.0
22,405	(1)	Atlantic Power Corp.	51,342	0.0
3,713	(1)	Globant SA	311,855	0.2
2,770	(1)	Nova Measuring Instruments Ltd.	77,172	0.1
72,373	(1)	Pieris Pharmaceuticals, Inc.	216,395	0.1
25,788	(1)	Viemed Healthcare, Inc.	152,068	0.1
			849,189	0.5
	Total Common Stock (Cost $158,238,903)		167,331,374	98.4

EXCHANGE-TRADED FUNDS: 0.4%
16,915		Vanguard FTSE Developed Markets ETF	710,938	0.4

	Total Exchange-Traded Funds (Cost $692,162)		710,938	0.4

PREFERRED STOCK: 0.5%
		Germany: 0.5%
11,528	(2)	Draegerwerk AG & Co. KGaA	691,747	0.4
212		Einhell Germany AG	18,071	0.0
50		KSB SE & Co. KGaA	18,058	0.0
180		STO AG	17,948	0.0
5,337		Villeroy & Boch AG	86,797	0.1
			832,621	0.5

		South Africa: 0.0%
776		Absa Bank Ltd.	39,492	0.0

		Sweden: 0.0%
267		Corem Property Group AB	9,278	0.0

See Accompanying Notes to Financial Statements

27

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
	United Kingdom: 0.0%
193,515	(1) Mcbride PLC - B Shares	252	0.0

	Total Preferred Stock (Cost $789,181)	881,643	0.5

	Total Long-Term Investments (Cost $159,720,246)	168,923,955	99.3

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
		Securities Lending Collateral(5): 1.6%
739,553	(5)	BNP Paribas S.A., 0.000%, Repurchase Agreement dated 04/30/19, 2.70%, due 05/01/19 (Repurchase Amount $739,608, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $754,344, due 05/21/19-09/09/49)	739,553	0.4
1,000,000	(5)	Millennium Fixed Income Ltd., 0.000%, Repurchase Agreement dated 04/30/19, 2.90%, due 05/01/19 (Repurchase Amount $1,000,079, collateralized by various U.S. Government Securities, 0.125%-2.875%, Market Value plus accrued interest $1,020,000, due 04/15/20-10/15/21)	1,000,000	0.6
1,000,000	(5)	RBC Dominion Securities Inc., 0.000%, Repurchase Agreement dated 04/30/19, 2.72%, due 05/01/19 (Repurchase Amount $1,000,075, collateralized by various U.S. Government Agency Obligations, 2.652%-7.000%, Market Value plus accrued interest $1,020,000, due 04/01/34-04/20/49)	1,000,000	0.6
			2,739,553	1.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.6%
1,071,435	(6) BlackRock Liquidity Funds, FedFund, Institutional Class, 2.330%
	(Cost $1,071,435)	1,071,435	0.6

	Total Short-Term Investments (Cost $3,810,988)	3,810,988	2.2

	Total Investments in Securities (Cost $163,531,234)	$172,734,943	101.5
	Liabilities in Excess of Other Assets	(2,554,509)	(1.5)
	Net Assets	$170,180,434	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(5)	Represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of April 30, 2019.

See Accompanying Notes to Financial Statements

28

Voya Global Corporate Leaders® 100 Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.9%
		Australia: 0.5%
820		BHP Group Ltd.	21,699	0.5

		France: 6.3%
924		AXA S.A.	24,640	0.6
648		Cie de Saint-Gobain	26,568	0.6
1,563		Engie SA	23,199	0.5
87		L'Oreal S.A.	23,930	0.6
64		LVMH Moet Hennessy Louis Vuitton SE	25,127	0.6
1,443		Orange SA	22,552	0.5
267		Sanofi	23,296	0.6
301		Schneider Electric SE	25,476	0.6
800		Societe Generale	25,369	0.6
415		Total SA	23,070	0.5
806		Vivendi SA	23,395	0.6
			266,622	6.3

		Germany: 5.8%
105		Allianz SE	25,380	0.6
319		BASF SE	26,044	0.6
369		Bayer AG	24,559	0.6
401		Daimler AG	26,320	0.6
2,765		Deutsche Bank AG	22,929	0.6
1,329		Deutsche Telekom AG	22,267	0.5
2,117		E.ON AG	22,761	0.6
100		Muenchener Rueckversicherungs-Gesellschaft AG	24,886	0.6
867		RWE AG	22,239	0.5
217		Siemens AG	26,019	0.6
			243,404	5.8

		Japan: 4.8%
600		Bridgestone Corp.	23,802	0.6
700		Canon, Inc.	19,424	0.5
800		Honda Motor Co., Ltd.	22,322	0.5
4,400		Mitsubishi UFJ Financial Group, Inc.	21,831	0.5
2,600		Nissan Motor Co., Ltd.	20,873	0.5
2,500		Panasonic Corp.	23,021	0.5
600		Seven & I Holdings Co., Ltd.	20,764	0.5
500		Sony Corp.	25,184	0.6
400		Toyota Motor Corp.	24,764	0.6
			201,985	4.8

		Netherlands: 2.3%
1,933		ING Groep NV	24,665	0.6
578		Koninklijke Philips NV	24,822	0.6
744		Royal Dutch Shell PLC - Class A	23,705	0.5
399		Unilever NV	24,141	0.6
			97,333	2.3

		South Korea: 0.5%
550		Samsung Electronics Co., Ltd.	21,624	0.5

		Spain: 2.3%
4,117		Banco Bilbao Vizcaya Argentaria SA	25,035	0.6
5,003		Banco Santander SA	25,362	0.6
1,378		Repsol SA	23,383	0.6
2,737		Telefonica S.A.	22,820	0.5
			96,600	2.3

		Switzerland: 4.0%
1,258		ABB Ltd.	25,876	0.6
2,028		Credit Suisse Group AG	26,970	0.6
244		Nestle SA	23,492	0.6
246		Novartis AG	20,157	0.5
87		Roche Holding AG	22,956	0.6
237		Swiss Re Ltd.	22,818	0.5
1,945		UBS Group AG	26,081	0.6
			168,350	4.0

		United Kingdom: 7.4%
894		Anglo American PLC	23,199	0.5
283		AstraZeneca PLC	21,083	0.5
4,313		Aviva PLC	24,222	0.6
11,540		Barclays PLC	24,765	0.6
3,247		BP PLC	23,611	0.6
572		Diageo PLC	24,114	0.6
1,128		GlaxoSmithKline PLC	23,173	0.5
2,890		HSBC Holdings PLC	25,180	0.6
2,004		National Grid PLC	21,956	0.5
1,136		Prudential PLC	25,812	0.6
409		Rio Tinto PLC	23,861	0.6
3,057		Standard Chartered PLC	27,951	0.7
12,585		Vodafone Group PLC	23,344	0.5
			312,271	7.4

		United States: 64.0%
310		3M Co.	58,748	1.4
817		Abbott Laboratories	65,001	1.5
55	(1)	Alphabet, Inc. - Class C	65,366	1.5
36	(1)	Amazon.com, Inc.	69,355	1.6
331		American Tower Corp.	64,644	1.5
382		Aon PLC	68,813	1.6
341		Apple, Inc.	68,428	1.6
1,339		Bristol-Myers Squibb Co.	62,170	1.5
490		Caterpillar, Inc.	68,316	1.6
523		Chevron Corp.	62,791	1.5
1,058		Citigroup, Inc.	74,801	1.8
1,378		Coca-Cola Co.	67,605	1.6
958		Colgate-Palmolive Co.	69,733	1.7
1,761		DowDuPont, Inc.	67,710	1.6
956		Emerson Electric Co.	67,866	1.6
799		Exxon Mobil Corp.	64,144	1.5
7,451		Ford Motor Co.	77,863	1.8
6,448		General Electric Co.	65,576	1.6
338		Goldman Sachs Group, Inc.	69,601	1.7
409		Honeywell International, Inc.	71,015	1.7
3,393		HP, Inc.	67,690	1.6
1,208		Intel Corp.	61,656	1.5
461		International Business Machines Corp.	64,664	1.5
463		Johnson & Johnson	65,376	1.5
1,761		Johnson Controls International plc	66,038	1.6
645		JPMorgan Chase & Co.	74,852	1.8

See Accompanying Notes to Financial Statements

29

Voya Global Corporate Leaders® 100 Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: (continued)
521	Kimberly-Clark Corp.	66,886	1.6
698	Marsh & McLennan Cos., Inc.	65,814	1.6
343	McDonald's Corp.	67,767	1.6
780	Merck & Co., Inc.	61,394	1.5
550	Microsoft Corp.	71,830	1.7
1,553	Morgan Stanley	74,932	1.8
773	Nike, Inc.	67,893	1.6
525	PepsiCo, Inc.	67,226	1.6
1,528	Pfizer, Inc.	62,052	1.5
738	Philip Morris International, Inc.	63,881	1.5
624	Procter & Gamble Co.	66,444	1.6
606	Texas Instruments, Inc.	71,405	1.7
509	United Technologies Corp.	72,589	1.7
661	Walmart, Inc.	67,977	1.6
		2,697,912	64.0

	Total Common Stock (Cost $3,556,759)	4,127,800	97.9

EXCHANGE-TRADED FUNDS: 1.3%
1,111	iShares Global 100 ETF	54,939	1.3

	Total Exchange-Traded Funds (Cost $53,404)	54,939	1.3

	Total Long-Term Investments (Cost $3,610,163)	4,182,739	99.2

SHORT-TERM INVESTMENTS: 0.1%
	Mutual Funds: 0.1%
3,000	(2) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.330%
	(Cost $3,000)	3,000	0.1

	Total Short-Term Investments (Cost $3,000)	3,000	0.1

	Total Investments in Securities (Cost $3,613,163)	$4,185,739	99.3
	Assets in Excess of Other Liabilities	29,723	0.7
	Net Assets	$4,215,462	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of April 30, 2019.

See Accompanying Notes to Financial Statements

30

Voya global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.8%
		Canada: 3.6%
6,159		Canadian Imperial Bank of Commerce - XTSE	518,621	0.8
19,500		Nutrien Ltd.	1,057,602	1.7
35,632		Shaw Communications, Inc. - Class B	721,577	1.1
			2,297,800	3.6

		France: 12.2%
17,541		BNP Paribas	933,765	1.5
35,370		Cie de Saint-Gobain	1,450,174	2.3
11,500		Danone	929,720	1.5
62,134		Engie SA	922,228	1.5
9,566		Sanofi	834,630	1.3
9,303		Schneider Electric SE	787,371	1.2
17,500		Total SA	972,842	1.5
8,823		Vinci SA	891,093	1.4
			7,721,823	12.2

		Germany: 2.8%
2,700		Continental AG	447,907	0.7
13,439		Daimler AG	882,085	1.4
15,859		Evonik Industries AG	473,435	0.7
			1,803,427	2.8

		Ireland: 1.5%
10,462		Medtronic PLC	929,130	1.5

		Italy: 0.8%
35,092		UniCredit SpA	485,819	0.8

		Japan: 6.3%
14,700		Japan Airlines Co. Ltd.	479,417	0.8
192,500		Mitsubishi UFJ Financial Group, Inc.	955,094	1.5
15,800		Murata Manufacturing Co., Ltd.	793,376	1.2
92,300		Nissan Motor Co., Ltd.	740,989	1.2
28,300		Sumitomo Mitsui Financial Group, Inc.	1,028,598	1.6
			3,997,474	6.3

		Netherlands: 4.7%
24,285	(1)	ABN AMRO Group NV	571,970	0.9
18,200		ArcelorMittal	395,962	0.6
34,641		Royal Dutch Shell PLC - Class A	1,102,314	1.7
15,400		Unilever NV	931,774	1.5
			3,002,020	4.7

		Singapore: 1.3%
230,500		Singapore Telecommunications Ltd.	537,720	0.8
13,900		United Overseas Bank Ltd.	284,651	0.5
			822,371	1.3

		South Korea: 0.9%
13,942		Samsung Electronics Co., Ltd.	548,161	0.9

		Spain: 1.1%
15,197		ACS Actividades de Construccion y Servicios SA	698,855	1.1

		Switzerland: 7.2%
7,178		Chubb Ltd.	1,042,245	1.6
198,000		Glencore PLC	785,578	1.3
8,700		Nestle SA	837,616	1.3
3,877		Roche Holding AG	1,022,998	1.6
65,900		UBS Group AG	883,684	1.4
			4,572,121	7.2

		United Kingdom: 7.5%
219,800		Kingfisher PLC	757,913	1.2
46,500		Prudential PLC	1,056,546	1.7
31,600		SSE PLC	472,820	0.7
140,300		Standard Chartered PLC	1,282,789	2.0
643,867		Vodafone Group PLC	1,194,294	1.9
			4,764,362	7.5

		United States: 46.9%
4,500		Allergan PLC	661,500	1.0
6,800		American Electric Power Co., Inc.	581,740	0.9
7,423		Apple, Inc.	1,489,573	2.3
15,240		Bank of New York Mellon Corp.	756,818	1.2
18,765		Bristol-Myers Squibb Co.	871,259	1.4
9,200		Bunge Ltd.	482,172	0.8
14,200		Carnival Corp.	779,012	1.2
10,822		Chevron Corp.	1,299,289	2.0
26,969		Cisco Systems, Inc.	1,508,916	2.4
15,000		ConocoPhillips	946,800	1.5
2,400		Deere & Co.	397,512	0.6
5,200		Eaton Corp. PLC	430,664	0.7
7,737		Eversource Energy	554,433	0.9
10,642		Exxon Mobil Corp.	854,340	1.3
9,900		Gap, Inc.	258,192	0.4
117,530		General Electric Co.	1,195,280	1.9
11,500		Gilead Sciences, Inc.	747,960	1.2
12,092		Intel Corp.	617,176	1.0
4,500		International Business Machines Corp.	631,215	1.0
3,600		Johnson & Johnson	508,320	0.8
9,020		JPMorgan Chase & Co.	1,046,771	1.6
14,300		Las Vegas Sands Corp.	958,815	1.5
5,858		McDonald's Corp.	1,157,365	1.8
14,200		Merck & Co., Inc.	1,117,682	1.8
16,043		Microsoft Corp.	2,095,216	3.3
4,100		Northern Trust Corp.	404,055	0.6
10,900		Oracle Corp.	603,097	0.9
24,056		Pfizer, Inc.	976,914	1.5
5,832		PNC Financial Services Group, Inc.	798,576	1.3
8,854		Procter & Gamble Co.	942,774	1.5
11,151		Qualcomm, Inc.	960,436	1.5
4,300		Quest Diagnostics, Inc.	414,434	0.7
18,765		Schlumberger Ltd.	800,890	1.3
10,163		Verizon Communications, Inc.	581,222	0.9
631		Wabtec Corp.	46,738	0.1

See Accompanying Notes to Financial Statements

31

Voya global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: (continued)
13,000	Walmart, Inc.	1,336,920	2.1
		29,814,076	46.9

	Total Common Stock (Cost $58,924,542)	61,457,439	96.8

SHORT-TERM INVESTMENTS: 2.8%
	Mutual Funds: 2.8%
1,799,140	(2) BlackRock Liquidity Funds, FedFund, Institutional Class, 2.330%
	(Cost $1,799,140)	1,799,140	2.8

	Total Short-Term Investments (Cost $1,799,140)	1,799,140	2.8

	Total Investments in Securities (Cost $60,723,682)	$63,256,579	99.6
	Assets in Excess of Other Liabilities	232,174	0.4
	Net Assets	$63,488,753	100.0

(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Rate shown is the 7-day yield as of April 30, 2019.

See Accompanying Notes to Financial Statements

32

Voya International High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.9%
		Australia: 7.6%
3,833		AGL Energy Ltd.	60,133	0.6
27,934		Alumina Ltd.	44,202	0.5
5,759		Amcor Ltd.	65,099	0.7
17,023		Aurizon Holdings Ltd.	57,121	0.6
13,605		AusNet Services	17,033	0.2
12,034		Boral Ltd.	41,200	0.4
6,568		Coca-Cola Amatil Ltd.	40,742	0.4
3,988		Crown Resorts Ltd.	37,384	0.4
10,776		Harvey Norman Holdings Ltd.	31,683	0.3
2,453		Sonic Healthcare Ltd.	44,360	0.5
7,955		Stockland	21,177	0.2
10,474		Sydney Airport	56,299	0.6
6,460		Transurban Group - Stapled Security	61,173	0.6
24,971		Vicinity Centres	44,781	0.5
2,872		Wesfarmers Ltd.	72,898	0.8
1,157		Woolworths Group Ltd	25,978	0.3
			721,263	7.6

		Belgium: 0.5%
586		Colruyt S.A.	42,303	0.5

		China: 0.3%
7,000		BOC Hong Kong Holdings Ltd.	31,376	0.3

		Denmark: 2.5%
478		Carlsberg A/S	61,806	0.6
581		Coloplast A/S	62,761	0.7
2,312		Novo Nordisk A/S	113,275	1.2
			237,842	2.5

		Finland: 2.2%
1,437		Nokian Renkaat OYJ	48,168	0.5
5,742		Nordea Bank Abp	45,174	0.5
1,485		Sampo OYJ	67,996	0.7
1,699		UPM-Kymmene OYJ	47,971	0.5
			209,309	2.2

		France: 7.8%
1,386		Bouygues SA	52,172	0.6
1,952		Credit Agricole SA	26,805	0.3
812		Danone	65,646	0.7
584		Eiffage SA	60,976	0.7
4,640		Engie SA	68,869	0.7
277		Covivio	29,981	0.3
2,256		Getlink SE	36,313	0.4
1,486		Klepierre SA	52,804	0.6
1,337		Sanofi	116,653	1.2
234		Societe BIC S.A.	20,158	0.2
2,004		Societe Generale	63,550	0.7
524		Sodexo SA	60,095	0.6
2,289		SUEZ	32,156	0.4
585		Total SA	32,521	0.3
132		Vinci SA	13,332	0.1
			732,031	7.8

		Germany: 5.6%
1,044		Aroundtown SA	8,482	0.1
1,049		BASF SE	85,642	0.9
496		Deutsche Boerse AG	66,277	0.7
2,203		Deutsche Post AG	76,578	0.8
3,714		Deutsche Telekom AG	62,228	0.6
184		Deutsche Wohnen SE	8,288	0.1
418		Hannover Rueck SE	63,122	0.7
257		Hugo Boss AG	17,958	0.2
410	(1)	Innogy SE	19,034	0.2
227		SAP SE	29,262	0.3
344		Siemens AG	41,246	0.4
11,393		Telefonica Deutschland Holding AG	37,006	0.4
1,498		TUI AG	16,681	0.2
			531,804	5.6

		Hong Kong: 4.3%
5,000		CK Hutchison Holdings Ltd.	52,570	0.5
5,500		CLP Holdings Ltd.	62,423	0.7
2,100		Dairy Farm International Holdings Ltd.	16,485	0.2
2,800		Hang Seng Bank Ltd.	73,566	0.8
10,500		HK Electric Investments & HK Electric Investments Ltd.	10,289	0.1
21,000		HKT Trust / HKT Ltd.	32,551	0.3
8,500		Power Assets Holdings Ltd.	59,289	0.6
700		Jardine Matheson Holdings Ltd.	46,081	0.5
17,000		NWS Holdings Ltd.	35,352	0.4
28,000		PCCW Ltd.	16,884	0.2
			405,490	4.3

		Ireland: 0.3%
6,857		AIB Group PLC	31,857	0.3

		Israel: 1.7%
5,867		Bank Hapoalim BM	43,192	0.5
7,661		Bank Leumi Le-Israel BM	52,462	0.5
13,556		Bezeq Israeli Telecommunication Corp., Ltd.	9,273	0.1
86		Elbit Systems Ltd.	11,988	0.1
5,213		Israel Chemicals Ltd.	27,680	0.3
845		Mizrahi Tefahot Bank Ltd.	18,292	0.2
			162,887	1.7

		Italy: 4.1%
3,731		Assicurazioni Generali S.p.A.	72,389	0.8
4,170		ENI S.p.A.	71,062	0.7
30,772		Intesa Sanpaolo SpA	80,623	0.9
5,611		Mediobanca Banca di Credito Finanziario SpA	59,473	0.6
1,105		Recordati S.p.A.	44,651	0.5
11,297		Snam SpA	57,512	0.6
			385,710	4.1

		Japan: 23.9%
400		ABC-Mart, Inc.	24,860	0.3
1,600		ANA Holdings, Inc.	55,995	0.6
2,000		Aozora Bank Ltd.	48,867	0.5

See Accompanying Notes to Financial Statements

33

Voya International High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Japan: (continued)
200		Bridgestone Corp.	7,934	0.1
2,400		Canon, Inc.	66,595	0.7
24		Daiwa House REIT Investment Corp.	55,111	0.6
9,600		Daiwa Securities Group, Inc.	44,686	0.5
2,300		Dena Co., Ltd.	35,919	0.4
1,400		Fuji Film Holdings Corp.	65,403	0.7
1,000		Hamamatsu Photonics KK	40,701	0.4
1,500		Japan Airlines Co. Ltd.	48,920	0.5
5		Japan Prime Realty Investment Corp.	19,991	0.2
19		Japan Retail Fund Investment Corp.	36,306	0.4
3,200		JFE Holdings, Inc.	55,065	0.6
1,200		Konami Holdings Corp.	54,643	0.6
5,000		Konica Minolta, Inc.	50,208	0.5
1,600		Kyushu Railway Co.	52,135	0.6
800		Lawson, Inc.	37,352	0.4
400		Maruichi Steel Tube Ltd.	11,059	0.1
400		McDonald's Holdings Co. Japan Ltd.	18,523	0.2
1,600		Medipal Holdings Corp.	35,978	0.4
2,600		Mitsubishi Corp.	71,624	0.8
1,500		Mitsubishi Heavy Industries Ltd.	62,513	0.7
2,400		Mitsubishi Tanabe Pharma Corp.	30,209	0.3
4,300		Mitsui & Co., Ltd.	69,551	0.7
1,300		MS&AD Insurance Group Holdings, Inc.	40,409	0.4
48,500		Mizuho Financial Group, Inc.	75,744	0.8
1,800		NEC Corp.	60,792	0.6
14		Nippon Prologis REIT, Inc.	30,065	0.3
8		Nippon Building Fund, Inc.	51,515	0.5
2,200		Nippon Steel Corp.	39,351	0.4
7,400		Nissan Motor Co., Ltd.	59,408	0.6
37		Nomura Real Estate Master Fund, Inc.	54,214	0.6
3,200		NTT DoCoMo, Inc.	69,490	0.7
400		Oracle Corp. Japan	27,427	0.3
4,800		Ricoh Co., Ltd.	48,561	0.5
600		Sankyo Co., Ltd.	23,696	0.3
3,600		Seiko Epson Corp.	57,740	0.6
3,800		Sekisui House Ltd.	61,268	0.7
1,600		Seven & I Holdings Co., Ltd.	55,372	0.6
2,400		Subaru Corp.	58,812	0.6
4,300		Sumitomo Corp.	61,631	0.7
1,400		Sumitomo Mitsui Financial Group, Inc.	50,885	0.5
700		Sundrug Co., Ltd.	18,767	0.2
200		Suzuken Co., Ltd.	11,532	0.1
2,100		Teijin Ltd.	36,124	0.4
800		Toyo Suisan Kaisha Ltd.	30,547	0.3
18		United Urban Investment Corp.	28,738	0.3
800		West Japan Railway Co.	59,499	0.6
10,300		Yamada Denki Co., Ltd.	48,826	0.5
			2,260,561	23.9

		Luxembourg: 0.9%
405		RTL Group SA	22,821	0.3
3,330		SES S.A. - Luxembourg	56,659	0.6
			79,480	0.9

		Netherlands: 8.0%
2,635	(1)	ABN AMRO Group NV	62,061	0.7
721		Akzo Nobel NV	61,260	0.7
3,888		ING Groep NV	49,611	0.5
2,706		Koninklijke Ahold Delhaize NV	65,219	0.7
1,328		NN Group NV	57,954	0.6
7,244		Royal Dutch Shell PLC - Class A	230,805	2.4
2,632		Unilever NV	159,249	1.7
982		Wolters Kluwer NV	68,541	0.7
			754,700	8.0

		New Zealand: 0.5%
18,148		Spark New Zealand Ltd.	44,529	0.5

		Norway: 0.8%
2,456		Mowi ASA	53,284	0.5
3,216		Orkla ASA	25,241	0.3
			78,525	0.8

		Singapore: 1.7%
2,900		Singapore Airlines Ltd.	20,664	0.2
9,100		Singapore Exchange Ltd.	49,410	0.5
28,100		Singapore Telecommunications Ltd.	65,553	0.7
8,800		Singapore Technologies Engineering Ltd.	25,643	0.3
			161,270	1.7

		Spain: 3.1%
327	(1)	Aena SME SA	60,714	0.6
274		Amadeus IT Group SA	21,837	0.2
1,822		Enagas	51,973	0.6
2,236		Endesa S.A.	55,785	0.6
2,664		Ferrovial SA	65,693	0.7
11,650		Mapfre SA	34,999	0.4
			291,001	3.1

		Sweden: 0.6%
3,294		Swedbank AB	53,821	0.6

		Switzerland: 7.7%
327	(2)	Alcon, Inc.	18,832	0.2
26		Givaudan	67,322	0.7
133		Kuehne & Nagel International AG	19,332	0.2
2,380		Nestle SA	229,141	2.4
1,635		Novartis AG	133,972	1.4
659		Roche Holding AG	173,886	1.9
267		Zurich Insurance Group AG	85,111	0.9
			727,596	7.7

		United Kingdom: 13.8%
1,650		Admiral Group PLC	47,527	0.5
12,597		Aviva PLC	70,747	0.8
10,632		BAE Systems PLC	68,335	0.7
17,089		BT Group PLC	50,994	0.5
1,807		Bunzl PLC	54,501	0.6
36,406		Centrica PLC	50,611	0.5
1,171		Coca-Cola European Partners PLC - USD	62,754	0.7
3,055		Compass Group PLC	69,513	0.7
339		Diageo PLC	14,291	0.2

See Accompanying Notes to Financial Statements

34

Voya International High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom: (continued)
11,630	Direct Line Insurance Group PLC	50,045	0.5
5,817	GlaxoSmithKline PLC	119,500	1.3
2,202	Imperial Brands PLC	70,064	0.7
17,538	J Sainsbury PLC	50,952	0.5
20,432	Legal & General Group PLC	74,302	0.8
14,795	Marks & Spencer Group PLC	55,189	0.6
727	Next PLC	54,739	0.6
2,222	Persimmon PLC	64,911	0.7
1,839	(2) Relx PLC (EUR Exchange)	42,136	0.4
12,795	Royal Mail PLC	42,218	0.5
24,182	Taylor Wimpey PLC	57,331	0.6
41,815	Vodafone Group PLC	77,562	0.8
18,666	WM Morrison Supermarkets PLC	52,612	0.6
		1,300,834	13.8

	United States: 0.0%
0	International Flavors & Fragrances, Inc.	36	0.0

	Total Common Stock (Cost $9,333,420)	9,244,225	97.9

EXCHANGE-TRADED FUNDS: 1.1%
1,567	iShares MSCI EAFE ETF	104,613	1.1

	Total Exchange-Traded Funds (Cost $100,534)	104,613	1.1

	Total Long-Term Investments (Cost $9,433,954)	9,348,838	99.0

SHORT-TERM INVESTMENTS: 0.1%
	Mutual Funds: 0.1%
12,000	(3) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.330%
	(Cost $12,000)	12,000	0.1

	Total Short-Term Investments (Cost $12,000)	12,000	0.1

	Total Investments in Securities (Cost $9,445,954)	$9,360,838	99.1
	Assets in Excess of Other Liabilities	87,007	0.9
	Net Assets	$9,447,845	100.0

(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Non-income producing security.
(3)	Rate shown is the 7-day yield as of April 30, 2019.

See Accompanying Notes to Financial Statements

35

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 92.6%
		Argentina: 0.5%
125,900		Arcos Dorados Holdings, Inc.	878,782	0.2
4,137		Banco Macro SA ADR	167,880	0.0
34,473	(1)	Cresud SACIF y A ADR	344,730	0.1
43,260		Grupo Supervielle SA ADR	219,761	0.1
37,800	(1)	IRSA Inversiones y Representaciones SA ADR	354,942	0.1
1,047		IRSA Propiedades Comerciales SA ADR	18,877	0.0
			1,984,972	0.5

		Brazil: 7.6%
120,400		Atacadao Distribuicao Comercio e Industria Ltd.	651,881	0.2
357,670	(1)	B2W Cia Digital	3,504,548	0.9
162,301		Banco Bradesco SA ADR	1,470,447	0.4
48,193		Banco do Brasil S.A.	609,249	0.1
103,700		Banco Santander Brasil S.A. ADR	1,187,365	0.3
41,257		Banco Santander Brasil SA	476,111	0.1
232,269	(1)	Biotoscana Investments SA	459,669	0.1
13,400		Braskem SA-SPON ADR	327,630	0.1
228,200	(1),(2)	BRF SA ADR	1,786,806	0.4
47,900		Centrais Eletricas Brasileiras SA	400,684	0.1
42,500		Cia Brasileira de Distribuicao ADR	1,043,800	0.3
44,030		Estacio Participacoes SA	308,236	0.1
366,000		Fleury SA	1,937,762	0.5
54,300		Hypera S.A.	391,072	0.1
574,700		International Meal Co. Alimentacao SA	1,074,329	0.3
14,164		IRB Brasil Resseguros S/A	341,177	0.1
249,314		Itau Unibanco Holding SA ADR	2,156,566	0.5
69,322		Kroton Educacional SA	173,433	0.0
929,000		Movida Participacoes SA	2,800,434	0.7
71,380		MRV Engenharia e Participacoes SA	265,415	0.1
173,300		Petroleo Brasileiro SA ADR	2,639,359	0.6
328,300	(1)	Rumo SA	1,515,450	0.4
15,459		SLC Agricola SA	162,313	0.0
79,400		Smiles Fidelidade SA	994,044	0.2
1,486		Telefonica Brasil SA	15,784	0.0
78,000		Telefonica Brasil SA ADR	928,200	0.2
344,959		Tim Participacoes SA	1,027,549	0.2
185,056		Vale SA ADR	2,365,016	0.6
			31,014,329	7.6

		Chile: 0.3%
12,700		Cia Cervecerias Unidas SA ADR	349,758	0.1
27,900		Sociedad Quimica y Minera de Chile SA ADR	994,356	0.2
			1,344,114	0.3

		China: 32.3%
114,575	(1)	Alibaba Group Holding Ltd. ADR	21,261,683	5.2
1,733,000	(1),(3)	A-Living Services Co. Ltd. - H Shares	2,766,302	0.7
214,000		Angang Steel Co., Ltd. - H Shares	143,993	0.0
60,000		Anhui Conch Cement Co., Ltd. - H Shares	366,229	0.1
320,000		Anta Sports Products Ltd.	2,250,604	0.5
19,600	(1)	Baidu, Inc. ADR	3,258,108	0.8
91,000	(1)	Baozun, Inc. ADR	4,413,500	1.1
5,087	(1)	BeiGene Ltd. ADR	631,958	0.2
43,500		Beijing Enterprises Holdings Ltd.	231,782	0.1
3,891,900		Beijing Enterprises Water Group Ltd.	2,414,899	0.6
11,300	(1),(2)	Bitauto Holdings Ltd. ADR	145,092	0.0
182,000		China Communications Services Corp., Ltd. - H Shares	146,789	0.0
1,825,000		China Construction Bank - H Shares	1,608,858	0.4
519,000		China Everbright Bank Co. Ltd. - H Shares	256,344	0.1
1,430,000		China Maple Leaf Educational Systems Ltd.	668,886	0.2
207,000		China Mengniu Dairy Co., Ltd.	764,740	0.2
192,500		China Merchants Bank Co., Ltd. - H Shares	952,684	0.2
265,500		China Mobile Ltd.	2,533,242	0.6
25,600		China Mobile Ltd-SPON ADR	1,220,352	0.3
88,000		China Overseas Land & Investment Ltd.	329,706	0.1
2,111,650		China Petroleum & Chemical Corp. - H Shares	1,623,246	0.4
276,500		China Railway Construction Corp. Ltd. - H Shares	326,718	0.1
318,000		China Railway Group Ltd. - H Shares	250,830	0.1
344,000		China Resources Cement Holdings Ltd. - H Shares	344,915	0.1
130,000		China Shenhua Energy Co., Ltd. - H Shares	287,750	0.1
155,100		China Vanke Co. Ltd. - H Shares	600,113	0.1

See Accompanying Notes to Financial Statements

36

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		China: (continued)
912,500		China ZhengTong Auto Services Holdings Ltd.	506,205	0.1
5,400		CNOOC Ltd. ADR	981,072	0.2
437,000		Country Garden Holdings Co. Ltd.	704,207	0.2
37,600	(1)	Ctrip.com International Ltd. ADR	1,656,280	0.4
120,000		Dongfeng Motor Group Co., Ltd. - H Shares	116,582	0.0
2,947,000		Fu Shou Yuan International Group Ltd.	2,528,733	0.6
119,000		Geely Automobile Holdings Ltd.	239,712	0.1
330,000	(1)	Genscript Biotech Corp. - H Shares	842,365	0.2
112,500		Great Wall Motor Co. Ltd. - H Shares	91,609	0.0
96,000		Haier Electronics Group Co. Ltd.	274,458	0.1
35,500		Hengan International Group Co., Ltd.	312,117	0.1
142,000		Huadian Power International Co. - H Shares	60,670	0.0
55,860		Huazhu Group Ltd. ADR	2,368,464	0.6
4,307,000		Industrial & Commercial Bank of China - H Shares	3,239,553	0.8
91,900	(1)	JD.com, Inc. ADR	2,781,813	0.7
936,000		Kunlun Energy Co. Ltd.	990,062	0.2
18,494		Kweichow Moutai Co. Ltd. - A Shares	2,674,409	0.7
33,721		Kweichow Moutai Co. Ltd. - A Shares	4,876,378	1.2
753		NetEase, Inc. ADR	214,251	0.0
85,000		Nexteer Automotive Group Ltd.	133,284	0.0
11,400		PetroChina Co., Ltd. ADR	721,506	0.2
1,091,500		Ping An Insurance Group Co. of China Ltd. - H Shares	13,212,242	3.2
515,000	(3)	Postal Savings Bank of China Co. Ltd. - H Shares	313,393	0.1
230,000		Shenzhen Expressway Co. Ltd. - H Shares	280,145	0.1
91,000		Shenzhou International Group Holdings Ltd.	1,223,115	0.3
65,700	(1)	Sina Corp.	4,135,158	1.0
506,000		Sinopec Shanghai Petrochemical Co. Ltd. - H Shares	229,182	0.1
77,400	(1),(2)	Sohu.com Ltd. ADR	1,599,858	0.4
430,200		Tencent Holdings Ltd.	21,203,552	5.2
26	(1),(2)	Tencent Music Entertainment Group ADR	447	0.0
656,000		Tingyi Cayman Islands Holding Corp.	1,080,254	0.3
362,000		Tsingtao Brewery Co., Ltd. - H Shares	2,309,214	0.6
1,118,600		Uni-President China Holdings Ltd.	1,024,346	0.2
385,000		Want Want China Holdings Ltd.	305,664	0.1
15,070	(1),(2)	Weibo Corp. ADR	1,032,295	0.3
217,612		Weichai Power Co. Ltd. - H Shares	356,304	0.1
281,300		Wuliangye Yibin Co. Ltd. - A Shares	4,272,743	1.0
190,000		Yanzhou Coal Mining Co., Ltd. - H Shares	202,847	0.0
42,600	(3)	YiChang HEC ChangJiang Pharmaceutical Co. Ltd. - H Shares	211,444	0.0
403,000		Yihai International Holding Ltd.	1,990,586	0.5
4,600	(1)	YY, Inc. ADR	389,206	0.1
64,000		Zhongsheng Group Holdings Ltd.	168,368	0.0
506,000		Zijin Mining Group Co., Ltd. - H Shares	197,665	0.0
			131,851,081	32.3

		Egypt: 0.7%
462,612		Commercial International Bank Egypt SAE	2,055,990	0.5
1,000,345		Juhayna Food Industries	752,735	0.2
230,148	(1)	Sarwa Capital for Financial Investment SAE	79,218	0.0
			2,887,943	0.7

		Georgia: 0.4%
73,172		Bank of Georgia Group PLC	1,642,277	0.4

		Germany: 0.5%
40,900	(1),(3)	Delivery Hero SE	1,884,947	0.5

		Hong Kong: 1.0%
487,000		China Education Group Holdings Ltd.	755,702	0.2
438,200		Galaxy Entertainment Group Ltd.	3,281,783	0.8
			4,037,485	1.0

		Hungary: 0.5%
33,026	(1)	MOL Hungarian Oil & Gas PLC	380,316	0.1
41,154	(1)	OTP Bank Nyrt	1,830,159	0.4
			2,210,475	0.5

		India: 8.5%
45,840		Aurobindo Pharma Ltd.	539,934	0.1
65,850		Bharat Petroleum Corp. Ltd.	360,623	0.1
91,700		Cholamandalam Investment and Finance Co. Ltd.	1,832,029	0.4
29,051		Glenmark Pharmaceuticals Ltd.	266,783	0.1
13,417		Graphite India Ltd.	73,815	0.0
205,900		GRUH Finance Ltd.	941,123	0.2
49,375		HCL Technologies Ltd.	840,343	0.2
54,755		HDFC Bank Ltd. ADR	6,277,661	1.5

See Accompanying Notes to Financial Statements

37

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		India: (continued)
64,250		HDFC Bank Ltd. - Foreign Premium	2,134,395	0.5
1,959		HEG Ltd.	45,861	0.0
40,745		Housing Development Finance Corp.	1,168,929	0.3
141,857		Indian Oil Corp. Ltd.	322,988	0.1
62,984		Lupin Ltd.	789,477	0.2
17,290		NIIT Technologies Ltd.	321,625	0.1
152,566		Oil & Natural Gas Corp., Ltd.	371,227	0.1
105,465		Phoenix Mills Ltd.	910,153	0.2
84,600	(1),(3)	Quess Corp. Ltd.	850,207	0.2
682,926		Reliance Industries Ltd.	13,681,383	3.4
50,825		Tata Chemicals Ltd.	421,906	0.1
73,185	(1)	Tata Motors Ltd.	225,637	0.1
117,000		Titan Co., Ltd.	1,948,477	0.5
70,235		Zee Entertainment Enterprises Ltd.	436,933	0.1
			34,761,509	8.5

		Indonesia: 1.8%
2,318,600		Astra International Tbk PT	1,241,190	0.3
409,500	(1)	Bank Central Asia Tbk PT	820,710	0.2
11,399,200		Bank Rakyat Indonesia	3,504,746	0.9
9,100,000	(1)	Bank Tabungan Pensiunan Nasional Syariah Tbk PT	1,577,074	0.4
			7,143,720	1.8

		Kenya: 0.3%
4,825,000		Safaricom PLC	1,342,795	0.3

		Kuwait: 0.3%
112,455		Humansoft Holding Co. KSC	1,229,636	0.3

		Malaysia: 0.6%
1,151,000		Malaysia Airports Holdings Bhd	2,125,734	0.5
662,587		UEM Sunrise Bhd	149,157	0.1
			2,274,891	0.6

		Mexico: 3.9%
120,798		Alfa SA de CV	121,704	0.0
40,656		America Movil SAB de CV ADR	600,489	0.1
217,181		Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	364,646	0.1
225,000	(2)	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand ADR	1,896,750	0.5
99,110	(1)	Cemex SAB de CV ADR	455,906	0.1
43,767		Coca-Cola Femsa SA de CV ADR	2,806,340	0.7
5,500		Fomento Economico Mexicano SAB de CV ADR	536,745	0.1
32,509		Grupo Aeroportuario del C	200,204	0.1
264,577		Grupo Financiero Banorte	1,676,412	0.4
92,600		Grupo Lala SAB de CV	123,774	0.0
133,600		Grupo Televisa SAB ADR	1,354,704	0.3
165,700		Kimberly-Clark de Mexico SA de CV	286,164	0.1
578,400		Qualitas Controladora SAB de CV	1,539,227	0.4
341,000		Regional SAB de CV	1,845,504	0.5
618,800		Unifin Financiera SAPI de CV SOFOM ENR	1,383,979	0.3
285,932		Wal-Mart de Mexico SAB de CV	840,100	0.2
			16,032,648	3.9

		Netherlands: 0.1%
134,724		VEON Ltd. ADR	315,254	0.1

		Peru: 0.4%
87,300		Cia de Minas Buenaventura SAA ADR	1,415,133	0.3
1,625		Credicorp Ltd.	384,963	0.1
			1,800,096	0.4

		Philippines: 2.1%
3,840,400		Ayala Land, Inc.	3,613,102	0.9
11,261,000		Bloomberry Resorts Corp.	2,754,206	0.6
941,130		International Container Terminal Services, Inc.	2,284,537	0.6
			8,651,845	2.1

		Poland: 0.4%
5,070	(1)	Grupa Lotos SA	110,465	0.1
20,350		KRUK SA	925,054	0.2
19,249	(1)	Polski Koncern Naftowy Orlen	494,208	0.1
			1,529,727	0.4

		Russia: 4.7%
18,550		Alrosa AO	27,062	0.0
285,832	(1)	Alrosa PJSC	416,994	0.1
405,270		Gazprom PJSC - SPON ADR	2,034,456	0.5
27,981		Lukoil PJSC ADR	2,392,376	0.6
2,983		Magnit OJSC	171,935	0.1
171,584	(1)	Magnitogorsk Iron & Steel Works	117,455	0.0
13,604	(1)	Mail.ru Group Ltd. GDR	314,252	0.1
31,166		MMC Norilsk Nickel PJSC ADR	698,274	0.2
39,400		Mobile TeleSystems PJSC ADR	310,472	0.1
5,771		Novolipetsk Steel GDR	152,424	0.0
398,388		Rosneft Oil Co. PJSC GDR	2,654,620	0.7
11,279,517	(1)	RusHydro JSC	94,309	0.0
385,385		Sberbank PAO ADR	5,568,813	1.3
11,722		Severstal PJSC GDR	189,779	0.0
6,923		Tatneft PJSC ADR	486,410	0.1
11,438		X5 Retail Group N.V. GDR	347,143	0.1

See Accompanying Notes to Financial Statements

38

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Russia: (continued)
85,900	(1)	Yandex NV	3,215,237	0.8
			19,192,011	4.7

		Singapore: 0.0%
14,200	(3)	BOC Aviation Ltd.	122,056	0.0

		South Africa: 3.5%
29,401		Absa Group Ltd.	338,690	0.1
672,000		Advtech Ltd.	638,412	0.2
17,803		AngloGold Ashanti Ltd.	211,818	0.0
87,973	(1)	Impala Platinum Holdings Ltd.	353,801	0.1
15,076		Mondi Ltd.	332,283	0.1
1,632	(1)	MultiChoice Group Ltd.	14,654	0.0
37,136		Naspers Ltd.	9,553,256	2.3
25,370		Nedbank Group Ltd.	473,244	0.1
18,867		Spar Group Ltd.	256,166	0.1
1,599,110		Transaction Capital Ltd.	2,136,246	0.5
			14,308,570	3.5

		South Korea: 10.1%
6,073		Cheil Worldwide, Inc.	132,494	0.0
2,139		Daelim Industrial Co., Ltd.	177,483	0.1
3,980		Doosan Bobcat, Inc.	109,135	0.0
3,249		GS Engineering & Construction Corp.	113,043	0.0
3,423		GS Retail Co. Ltd.	114,870	0.0
3,924		GS Holdings Corp.	174,872	0.0
21,043		Hana Financial Group, Inc.	663,712	0.2
1,204		Lotte Chemical Corp.	277,414	0.1
2,641		Hyosung Corp.	169,825	0.0
2,113		Hyundai Glovis Co., Ltd.	289,057	0.1
4,857		Hyundai Marine & Fire Insurance Co., Ltd.	158,970	0.0
2,418		Hyundai Motor Co.	287,018	0.1
34,100		Industrial Bank Of Korea	413,502	0.1
4,308		KEPCO Plant Service & Engineering Co. Ltd.	135,223	0.0
10,788		Kia Motors Corp.	418,185	0.1
10,020		Koh Young Technology, Inc.	829,504	0.2
3,679		KT Corp.	86,108	0.0
8,605		KT&G Corp.	752,699	0.2
1,599		Kumho Petrochemical Co. Ltd.	125,901	0.0
53,200	(1),(2)	LG Display Co. Ltd. ADR	444,220	0.1
16,729	(1)	LG Display Co., Ltd.	284,473	0.1
9,498		LG Electronics, Inc.	617,105	0.2
98,069		LG Uplus Corp.	1,201,264	0.3
114		Lotte Chilsung Beverage Co., Ltd.	168,929	0.0
1,902		Lotte Confectionery Co. Ltd	301,080	0.1
8,743		Lotte Corp.	367,393	0.1
4,803		NAVER Corp.	491,887	0.1
2,003		POSCO	438,424	0.1
1,970	(1),(3)	Samsung Biologics Co. Ltd.	574,164	0.1
3,255		Samsung Electronics Co., Ltd. GDR	3,222,102	0.8
217,753		Samsung Electronics Co., Ltd.	8,561,444	2.1
8,866		Samsung Life Insurance Co. Ltd.	644,899	0.2
14,200		Samsung SDI Co., Ltd.	2,883,254	0.7
1,699		Samsung SDS Co. Ltd.	315,936	0.1
32,190		Shinhan Financial Group Co., Ltd.	1,216,618	0.3
760		SK Holdings Co. Ltd.	167,133	0.0
99,183		SK Hynix, Inc.	6,711,792	1.7
192,100		SK Telecom Co., Ltd. ADR	4,533,560	1.1
11,621		SK Telecom Co., Ltd.	2,464,882	0.6
32,407		Woori Financial Group, Inc.	384,229	0.1
			41,423,803	10.1

		Spain: 0.8%
119,929		CIE Automotive SA	3,351,709	0.8

		Switzerland: 0.3%
24,940	(1),(3)	Wizz Air Holdings PLC	1,106,349	0.3

		Taiwan: 6.5%
504,000		AU Optronics Corp.	180,250	0.0
31,000		Catcher Technology Co., Ltd.	245,778	0.1
47,000		Chailease Holding Co. Ltd.	200,377	0.0
24,213		Chilisin Electronics Corp.	77,424	0.0
1,047,000		CTBC Financial Holding Co. Ltd.	717,249	0.2
67,000		Chipbond Technology Corp.	152,050	0.0
13,000		Chlitina Holding Ltd.	106,391	0.0
429,500		Chroma ATE, Inc.	2,057,570	0.5
306,000		E.Sun Financial Holding Co., Ltd.	251,259	0.1
60,000		Elite Material Co. Ltd.	193,438	0.0
187,000		Far Eastern New Century Corp.	204,203	0.1
61,435		FLEXium Interconnect, Inc.	193,083	0.0
31,000		Globalwafers Co. Ltd.	339,813	0.1
8,840		Gourmet Master Co. Ltd.	56,395	0.0
1,123,409		HON HAI Precision Industry Co., Ltd.	3,162,765	0.8
248,000		MediaTek, Inc.	2,376,963	0.6
38,000		Merry Electronics Co. Ltd.	218,873	0.1
51,000		Novatek Microelectronics Corp., Ltd.	333,625	0.1
174,667		Poya International Co. Ltd.	2,117,386	0.5
58,000		Radiant Opto-Electronics Corp.	196,025	0.0
120,000		Sino-American Silicon Products, Inc.	260,175	0.1
155,000	(1)	TaiMed Biologics, Inc.	788,450	0.2
153,300		Taiwan Cement Corp.	208,511	0.1
45,000		Taiwan Mobile Co., Ltd.	164,558	0.1
68,939		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,020,907	0.7

See Accompanying Notes to Financial Statements

39

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Taiwan: (continued)
890,000		Taiwan Semiconductor Manufacturing Co., Ltd.	7,472,469	1.8
8,000		TCI Co. Ltd.	119,435	0.0
179,000		Uni-President Enterprises Corp.	425,425	0.1
12,962		Yageo Corp.	128,581	0.0
604,000		Yuanta Financial Holding Co., Ltd.	350,325	0.1
66,000		Zhen Ding Technology Holding Ltd.	236,126	0.1
			26,555,879	6.5

		Thailand: 1.5%
726,300		CP ALL PCL	1,764,292	0.5
11,700		PTT Exploration & Production PCL	48,884	0.0
126,200		PTT Exploration & Production PCL	527,283	0.1
172,800		PTT Global Chemical PCL	372,552	0.1
548,200		PTT PCL	836,885	0.2
1,165,000		Quality Houses PCL	108,104	0.0
1,251,487		Srisawad Corp. PCL	2,149,571	0.5
321,200		Star Petroleum Refining PCL	106,665	0.0
48,400		Tisco Financial Group PCL	127,064	0.1
			6,041,300	1.5

		Turkey: 1.5%
760,682	(1)	Akbank Turk AS	782,058	0.2
210,319		AvivaSA Emeklilik ve Hayat AS	334,147	0.1
1		Eregli Demir ve Celik Fabrikalari TAS	1	0.0
10,936		Ford Otomotiv Sanayi AS	96,668	0.0
56,471		KOC Holding AS	153,318	0.0
673,930	(1),(3)	MLP Saglik Hizmetleri AS	1,347,595	0.3
188,758		Petkim Petrokimya Holding	141,605	0.0
87,687		Soda Sanayii AS	114,038	0.0
738,810	(1)	Sok Marketler Ticaret AS	1,144,183	0.3
38,375		Tekfen Holding AS	171,405	0.1
401,000		Tofas Turk Otomobil Fabrikasi AS	1,206,222	0.3
1	(1)	Turk Hava Yollari	2	0.0
117,821		Turk Sise Ve Cam Fabrikalari	120,552	0.0
67,815		Turkcell Iletisim Hizmet AS	142,227	0.1
57,600		Turkcell Iletisim Hizmet AS ADR	300,672	0.1
			6,054,693	1.5

		United Arab Emirates: 0.5%
56,300		NMC Health PLC	2,079,043	0.5

		United Kingdom: 0.2%
56,372	(1)	Georgia Capital PLC	743,913	0.2

		United States: 0.8%
61,000	(1)	Laureate Education Inc.- Class A	960,140	0.2
59,000	(1)	Micron Technology, Inc.	2,481,540	0.6
			3,441,680	0.8

	Total Common Stock (Cost $343,885,988)		378,360,750	92.6

EXCHANGE-TRADED FUNDS: 4.0%
272,481		iShares Edge MSCI Min Vol Emerging Markets ETF	16,325,699	4.0

	Total Exchange-Traded Funds (Cost $16,297,467)		16,325,699	4.0

PREFERRED STOCK: 1.8%
		Brazil: 0.8%
20,020		Cia Brasileira de Distribuicao	493,569	0.1
23,630		Cia de Transmissao de Energia Eletrica Paulista	126,976	0.0
13,755		Cia Paranaense de Energia	143,861	0.0
278,185		Itau Unibanco Holding S.A.	2,407,895	0.6
13,260		Telefonica Brasil SA	157,553	0.1
			3,329,854	0.8

		Russia: 0.3%
322,882		Surgutneftegas	195,702	0.1
361	(1)	Transneft PJSC	939,135	0.2
			1,134,837	0.3

		South Korea: 0.7%
94,050		Samsung Electronics Co., Ltd.	3,000,310	0.7

	Total Preferred Stock (Cost $7,874,918)		7,465,001	1.8

CLOSED-END FUNDS: 0.3%
		United States: 0.3%
13,800	(1)	Altaba, Inc.	1,040,382	0.3

	Total Closed-End Funds (Cost $639,916)		1,040,382	0.3

	Total Long-Term Investments (Cost $368,698,289)		403,191,832	98.7

See Accompanying Notes to Financial Statements

40

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.5%
		Securities Lending Collateral(4): 0.8%
140,240	(4)	Bank of Montreal, 0.000%, Repurchase Agreement dated 04/30/19, 2.70%, due 05/01/19 (Repurchase Amount $140,250, collateralized by various U.S. Government Securities, 0.000%-3.750%, Market Value plus accrued interest $143,045, due 05/23/19-02/15/46)	140,240	0.0
1,000,000	(4)	BNP Paribas S.A., 0.000%, Repurchase Agreement dated 04/30/19, 2.70%, due 05/01/19 (Repurchase Amount $1,000,074, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $1,020,000, due 05/21/19-09/09/49)	1,000,000	0.2
1,000,000	(4)	Cantor Fitzgerald Securities, 0.000%, Repurchase Agreement dated 04/30/19, 2.76%, due 05/01/19 (Repurchase Amount $1,000,076, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 05/15/19-03/20/69)	1,000,000	0.3
1,000,000	(4)	Citigroup, Inc., 0.000%, Repurchase Agreement dated 04/30/19, 2.77%, due 05/01/19 (Repurchase Amount $1,000,076, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.250%-8.500%, Market Value plus accrued interest $1,020,000, due 05/25/19-04/20/69)	1,000,000	0.3
			3,140,240	0.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.7%
7,222,930	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 2.330%
	(Cost $7,222,930)	7,222,930	1.7

	Total Short-Term Investments (Cost $10,363,170)	10,363,170	2.5

	Total Investments in Securities (Cost $379,061,459)	$413,555,002	101.2
	Liabilities in Excess of Other Assets	(5,003,671)	(1.2)
	Net Assets	$408,551,331	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of April 30, 2019.

See Accompanying Notes to Financial Statements

41

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.2%
		Australia: 1.5%
96,973		Amcor Ltd.	1,096,168	0.2
53,337		BHP Group PLC	1,258,999	0.2
25,465		Cochlear Ltd.	3,366,092	0.5
125,605		Seek Ltd.	1,613,275	0.3
154,643		Treasury Wine Estates Ltd.	1,875,774	0.3
			9,210,308	1.5

		Austria: 0.5%
66,148		Andritz AG	3,158,977	0.5

		Belgium: 1.0%
27,420		Anheuser-Busch InBev SA/NV	2,437,843	0.4
28,956		Solvay S.A.	3,491,405	0.6
			5,929,248	1.0

		Brazil: 0.2%
5,800		Magazine Luiza SA	280,969	0.0
56,700		Raia Drogasil SA	991,538	0.2
			1,272,507	0.2

		Canada: 3.5%
47,331		Canadian National Railway Co. - CNR	4,396,409	0.7
41,325		Dollarama, Inc.	1,241,261	0.2
266,367		EnCana Corp.	1,845,104	0.3
72,511		Magna International, Inc.	4,036,087	0.7
63,900		Methanex Corp.	3,502,886	0.6
23,336		National Bank Of Canada	1,111,669	0.2
18,500		Rogers Communications, Inc.	931,421	0.2
58,283		Suncor Energy, Inc.	1,922,030	0.3
43,400		TransCanada Corp.	2,071,356	0.3
			21,058,223	3.5

		China: 5.9%
16,776	(1)	58.com, Inc. ADR	1,204,349	0.2
39,269	(1)	Alibaba Group Holding Ltd. ADR	7,287,148	1.2
6,014	(1)	Baidu, Inc. ADR	999,707	0.2
131,145		China Merchants Bank Co., Ltd. - H Shares	649,037	0.1
90,748		China National Accord Medicines Corp. Ltd. - A Shares	635,292	0.1
10,595,006	(2)	China Tower Corp. Ltd. - H Shares	2,868,462	0.5
31,136	(1)	Ctrip.com International Ltd. ADR	1,371,541	0.2
170,684		ENN Energy Holdings Ltd.	1,613,132	0.3
136,843		Hangzhou Hikvision Digital Technology Co. Ltd. - A Shares	665,510	0.1
53,800		Hangzhou Tigermed Consulting Co. Ltd. - A Shares	530,640	0.1
32,036	(1)	JD.com, Inc. ADR	969,730	0.2
193,320		Kingdee International Software Group Co., Ltd.	237,294	0.0
22,526	(1)	New Oriental Education & Technology Group, Inc. ADR	2,150,332	0.4
54,622	(1),(3)	NIO, Inc. ADR	264,917	0.0
387,356		Ping An Insurance Group Co. of China Ltd. - H Shares	4,688,815	0.8
68,790		Sunny Optical Technology Group Co. Ltd.	841,515	0.1
104,379		Tencent Holdings Ltd.	5,144,597	0.8
254,000		Tsingtao Brewery Co., Ltd. - H Shares	1,620,278	0.3
46,570	(1),(2)	WuXi AppTec Co. Ltd. - H Shares	572,864	0.1
719,195	(1),(2)	Xiaomi Corp. - B Shares	1,105,355	0.2
			35,420,515	5.9

		Colombia: 0.6%
75,900		BanColombia SA ADR	3,849,648	0.6

		Denmark: 1.0%
10,922		Carlsberg A/S	1,412,224	0.2
11,985		DSV A/S	1,110,624	0.2
69,119		Novozymes A/S	3,226,152	0.6
			5,749,000	1.0

		Finland: 1.4%
104,408		Kone OYJ	5,737,057	0.9
13,217		Neste OYJ	436,859	0.1
137,523		Nordea Bank Abp	1,081,942	0.2
27,752		Sampo OYJ	1,270,716	0.2
			8,526,574	1.4

		France: 8.2%
10,204		Air Liquide SA	1,357,462	0.2
8,904		Atos SE	918,102	0.1
33,915		AXA S.A.	904,399	0.1
27,989		Capgemini SE	3,396,599	0.6
50,813		Cie Generale des Etablissements Michelin SCA	6,570,679	1.1
54,534		Imerys SA	2,904,141	0.5
39,526		IPSOS	1,146,504	0.2
46,126		Legrand S.A.	3,392,713	0.6
4,438		LVMH Moet Hennessy Louis Vuitton SE	1,742,442	0.3
500,581		Natixis SA	2,949,805	0.5
58,000		Publicis Groupe	3,447,319	0.6
38,425		Safran S.A.	5,600,893	0.9
19,231		Sanofi	1,677,898	0.3
83,198		Total SA	4,625,057	0.8
41,194		Valeo SA	1,498,344	0.2
55,879		Vinci SA	5,643,591	0.9
61,124		Vivendi SA	1,774,182	0.3
			49,550,130	8.2

		Germany: 7.4%
23,299		Adidas AG	6,001,565	1.0
12,632		Allianz SE	3,053,345	0.5
37,740		BASF SE	3,081,142	0.5
13,205		Bechtle AG	1,359,412	0.2
18,165		Beiersdorf AG	1,987,635	0.3

See Accompanying Notes to Financial Statements

42

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Germany: (continued)
203,274		Deutsche Telekom AG	3,405,850	0.6
51,834		E.ON AG	557,307	0.1
12,237		Fresenius SE & Co. KGaA	695,858	0.1
27,512		Hannover Rueck SE	4,154,595	0.7
103,295		Infineon Technologies AG	2,448,678	0.4
53,045		Lanxess AG	3,071,787	0.5
15,949		Muenchener Rueckversicherungs-Gesellschaft AG	3,968,987	0.7
24,401		SAP SE	3,145,502	0.5
83,685		Vonovia SE	4,182,300	0.7
80,192	(1),(2)	Zalando SE	3,772,239	0.6
			44,886,202	7.4

		Hong Kong: 1.7%
717,625		AIA Group Ltd.	7,348,075	1.2
6,000		Jardine Matheson Holdings Ltd.	394,980	0.1
51,100		Jardine Strategic Holdings Ltd.	1,933,070	0.3
62,000		Techtronic Industries Co., Ltd.	448,663	0.1
			10,124,788	1.7

		India: 1.8%
91,794		HDFC Bank Ltd. - Foreign Premium	3,049,412	0.5
108,900		ICICI Bank Ltd.	634,728	0.1
82,820		ICICI Bank Ltd. ADR	948,289	0.2
362,252		Infosys Ltd. ADR	3,897,831	0.6
133,433		Mahindra & Mahindra Ltd. - SPON GDR	1,220,912	0.2
25,413	(1)	MakeMyTrip Ltd.	640,662	0.1
215,410		Power Grid Corp. of India Ltd.	577,706	0.1
			10,969,540	1.8

		Ireland: 1.6%
1,320,428		Greencore Group PLC	3,960,234	0.6
41,001		Kingspan Group Plc	2,155,866	0.4
25,890		Medtronic PLC	2,299,291	0.4
15,668	(1)	Ryanair Holdings PLC ADR	1,216,463	0.2
			9,631,854	1.6

		Israel: 0.7%
123,768		Bank Leumi Le-Israel BM	847,557	0.2
212,442	(1)	Teva Pharmaceutical Industries Ltd. ADR	3,233,367	0.5
			4,080,924	0.7

		Italy: 1.1%
14,508		Banca Generali SpA	409,924	0.1
18,591		Ferrari NV	2,521,537	0.4
53,041		FinecoBank Banca Fineco SpA	698,655	0.1
198,134	(1),(2)	Pirelli & C SpA	1,448,438	0.3
97,223		UniCredit SpA	1,345,970	0.2
			6,424,524	1.1

		Japan: 13.4%
17,755		CyberAgent, Inc.	711,695	0.1
7,160		Daikin Industries Ltd.	911,607	0.1
68,896		Daiwa House Industry Co., Ltd.	1,931,121	0.3
40,600		Denso Corp.	1,774,018	0.3
18,950		Pan Pacific International Holdings Corp.	1,221,219	0.2
10,839		Fanuc Ltd.	2,036,383	0.3
73,800		Kakaku.com, Inc.	1,520,466	0.2
240,200		Kansai Electric Power Co., Inc.	2,906,003	0.5
44,320		Kao Corp.	3,421,390	0.6
139,800		KDDI Corp.	3,222,047	0.5
6,491		Keyence Corp.	4,055,537	0.7
63,815		Komatsu Ltd.	1,648,368	0.3
7,355		Kose Corp.	1,377,782	0.2
31,400		Makita Corp.	1,145,580	0.2
109,809		Mitsui Fudosan Co., Ltd.	2,543,389	0.4
89,500		MS&AD Insurance Group Holdings, Inc.	2,781,991	0.5
25,600		Murata Manufacturing Co., Ltd.	1,285,470	0.2
429,880	(1)	Nexon Co. Ltd.	6,119,426	1.0
16,000		Nidec Corp.	2,285,419	0.4
192,400		Olympus Corp.	2,159,422	0.4
37,900		Pigeon Corp.	1,622,713	0.3
34,905		Recruit Holdings Co. Ltd.	1,051,125	0.2
14,400		Shimano, Inc.	2,116,561	0.3
17,300		Shin-Etsu Chemical Co., Ltd.	1,638,734	0.3
96,345		Shiseido Co., Ltd.	7,578,306	1.3
8,300		SMC Corp.	3,466,620	0.6
21,000		SoftBank Group Corp.	2,226,659	0.4
56,620		Sony Financial Holdings, Inc.	1,164,167	0.2
17,200		Sugi Holdings Co., Ltd.	869,899	0.1
80,660		Sumitomo Mitsui Financial Group, Inc.	2,931,687	0.5
90,700		Sumitomo Mitsui Trust Holdings, Inc.	3,164,629	0.5
19,900		Suzuki Motor Corp.	908,110	0.1
46,087		Sysmex Corp.	2,640,881	0.4
20,720		Terumo Corp.	625,302	0.1
31,305		Tokio Marine Holdings, Inc.	1,586,078	0.3
17,700		Yamaha Corp.	919,027	0.2
24,885		Yamaha Motor Co., Ltd.	513,179	0.1
22,000		Yamato Holdings Co., Ltd.	477,921	0.1
			80,559,931	13.4

		Netherlands: 4.2%
40,703	(2)	ABN AMRO Group NV	958,653	0.2
47,091	(1)	AerCap Holdings NV	2,337,597	0.4
19,384		Airbus SE	2,654,255	0.4
67,095		ArcelorMittal	1,459,730	0.2
10,310		ASML Holding NV	2,152,846	0.4
275,083		ING Groep NV	3,510,080	0.6
10,523		Koninklijke DSM NV	1,203,537	0.2
67,048		Koninklijke Philips NV	2,879,302	0.5
160,038		Royal Dutch Shell PLC - Class A	5,099,046	0.8
25,037		Unilever NV	1,514,859	0.2
21,898		Wolters Kluwer NV	1,528,432	0.3
			25,298,337	4.2

See Accompanying Notes to Financial Statements

43

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Norway: 2.1%
204,599		DNB ASA	3,934,277	0.6
44,709		Equinor ASA	996,637	0.2
264,565		SpareBank 1 SR-Bank ASA	3,058,962	0.5
60,181		Telenor ASA	1,209,751	0.2
81,147		Yara International ASA	3,668,983	0.6
			12,868,610	2.1

		Portugal: 0.4%
160,879		Jeronimo Martins SGPS SA	2,620,026	0.4

		Russia: 0.2%
25,955	(1)	Yandex NV	971,496	0.2

		Singapore: 1.6%
88,480		DBS Group Holdings Ltd.	1,839,980	0.3
1,160,600		NetLink NBN Trust	708,255	0.1
353,336		United Overseas Bank Ltd.	7,235,784	1.2
			9,784,019	1.6

		South Africa: 1.1%
41,380		Clicks Group Ltd.	565,985	0.1
12,164		Naspers Ltd.	3,129,195	0.5
95,130		Sasol Ltd.	3,156,075	0.5
			6,851,255	1.1

		South Korea: 4.0%
12,100		Hyundai Mobis Co. Ltd.	2,413,651	0.4
85,121		Kia Motors Corp.	3,299,623	0.5
27,500		KT&G Corp.	2,405,486	0.4
883		LG Household & Health Care Ltd.	1,075,959	0.2
190,900		LG Uplus Corp.	2,338,367	0.4
197,608		Samsung Electronics Co., Ltd.	7,769,398	1.3
63,700		Shinhan Financial Group Co., Ltd.	2,407,535	0.4
36,855		SK Hynix, Inc.	2,494,007	0.4
			24,204,026	4.0

		Spain: 2.0%
502,772		Banco Santander SA	2,548,749	0.4
73,718	(2)	Cellnex Telecom SA	2,270,823	0.4
321,443		Iberdrola S.A.	2,921,090	0.5
99,266		Industria de Diseno Textil SA	3,005,646	0.5
66,019		Red Electrica Corp. SA	1,370,155	0.2
			12,116,463	2.0

		Sweden: 4.9%
90,465		Assa Abloy AB	1,933,922	0.3
38,306		Atlas Copco AB - A Shares	1,195,695	0.2
63,409		Atlas Copco AB - B Shares	1,806,027	0.3
97,124		Duni AB	1,199,086	0.2
129,150	(1)	Epiroc AB - A Shares	1,335,101	0.2
140,249	(1)	Epiroc AB - B Shares	1,387,871	0.2
68,444		Investor AB - B Shares	3,264,212	0.6
72,913	(1)	Loomis AB	2,697,583	0.5
70,755		Sandvik AB	1,310,268	0.2
212,900		SKF AB - B Shares	3,951,845	0.7
23,187	(1)	Spotify Technology SA	3,148,099	0.5
567,713		Svenska Handelsbanken AB	6,201,185	1.0
			29,430,894	4.9

		Switzerland: 5.2%
47,337	(1)	Alcon, Inc.	2,726,076	0.4
36,566		Cie Financiere Richemont SA	2,673,060	0.5
18,290		Ferguson PLC	1,301,626	0.2
39,151		Julius Baer Group Ltd.	1,891,185	0.3
1,919		Lonza Group AG	592,643	0.1
58,835		Nestle SA	5,664,496	0.9
127,783		Novartis AG	10,470,552	1.7
14,039		PSP Swiss Property AG	1,432,511	0.2
13,413		Schindler Holding AG - Part Cert	2,898,885	0.5
15,238		Swiss Re Ltd.	1,467,082	0.3
4,217		u-blox Holding AG	353,928	0.1
			31,472,044	5.2

		Taiwan: 1.3%
57,198		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,506,416	0.4
600,240		Taiwan Semiconductor Manufacturing Co., Ltd.	5,039,635	0.9
			7,546,051	1.3

		Thailand: 0.5%
799,000		Siam Commercial Bank PCL	3,280,350	0.5

		United Arab Emirates: 0.1%
62,478	(1),(2)	Network International Holdings PLC	424,466	0.1

		United Kingdom: 13.9%
97,106		Anglo American PLC	2,519,877	0.4
30,531	(1)	ASOS PLC	1,565,634	0.3
35,367		AstraZeneca PLC	2,634,839	0.4
427,578	(2)	Auto Trader Group PLC	3,160,816	0.5
414,486		Babcock International Group	2,845,306	0.5
675,182		BBA Aviation PLC	2,399,347	0.4
100,034		Bellway PLC	4,062,132	0.7
77,928		BHP Group PLC ADR	3,672,747	0.6
62,855		Burberry Group PLC	1,656,673	0.3
1,053,700		Cineworld Group PLC	4,372,549	0.7
144,047		Compass Group PLC	3,277,630	0.5
33,289		Derwent London PLC	1,377,764	0.2
28,087		Diageo PLC	1,184,085	0.2
149,995		Hargreaves Lansdown PLC	4,430,691	0.7
125,084		HomeServe PLC	1,772,847	0.3
124,705		Howden Joinery Group PLC	828,153	0.1
192,270		Inchcape PLC	1,543,626	0.3
117,145		Informa PLC	1,191,137	0.2
62,449		Intertek Group PLC	4,367,927	0.7
224,993		John Wood Group PLC	1,379,379	0.2
53,522		Johnson Matthey PLC	2,334,870	0.4
220,215		Jupiter Fund Management PLC	1,080,673	0.2
17,405		Linde PLC	3,139,984	0.5
49,500		Next PLC	3,727,044	0.6

See Accompanying Notes to Financial Statements

44

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United Kingdom: (continued)
99,971		Prudential PLC	2,271,483	0.4
99,267		Relx PLC (GBP Exchange)	2,280,725	0.4
465,188		Rightmove PLC	3,289,397	0.5
40,126		Rio Tinto PLC	2,340,917	0.4
124,924		RSA Insurance Group PLC	885,602	0.2
53,439		Smith & Nephew PLC	1,033,110	0.2
391,684		Standard Chartered PLC	3,581,239	0.6
1,553,577		Taylor Wimpey PLC	3,683,240	0.6
35,240		Unilever PLC	2,136,079	0.4
74,388		Weir Group PLC	1,616,817	0.3
			83,644,339	13.9

		United States: 2.2%
14,988		Aon PLC	2,699,938	0.4
36,829	(1)	Bausch Health Cos, Inc.	850,382	0.1
5,100	(1)	Linde Public Ltd.	919,326	0.2
6,450	(1)	Mettler Toledo International, Inc.	4,806,927	0.8
69,866		Popular, Inc.	4,031,967	0.7
			13,308,540	2.2

	Total Common Stock (Cost $523,978,775)		574,223,809	95.2

EXCHANGE-TRADED FUNDS: 0.3%
32,290		iShares MSCI ACWI ex US ETF	1,536,036	0.3

	Total Exchange-Traded Funds (Cost $1,493,645)		1,536,036	0.3

PREFERRED STOCK: 0.7%
		China: 0.0%
2,046	(1),(4),(5)	Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	98,188	0.0

		Germany: 0.7%
14,018		Sartorius AG	2,573,772	0.4
9,571		Volkswagen AG	1,671,123	0.3
			4,244,895	0.7

	Total Preferred Stock (Cost $3,739,192)		4,343,083	0.7

	Total Long-Term Investments (Cost $529,211,612)		580,102,928	96.2

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.7%
		Securities Lending Collateral(6): 0.1%
262,558	(6)	BNP Paribas S.A., 0.000%, Repurchase Agreement dated 04/30/19, 2.70%, due 05/01/19 (Repurchase Amount $262,577, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $267,809, due 05/21/19-09/09/49)
		(Cost $262,558)	262,558	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 4.6%
27,944,385	(7) BlackRock Liquidity Funds, FedFund, Institutional Class, 2.330%
	(Cost $27,944,385)	27,944,385	4.6

	Total Short-Term Investments (Cost $28,206,943)	28,206,943	4.7

	Total Investments in Securities (Cost $557,418,555)	$608,309,871	100.9
	Liabilities in Excess of Other Assets	(5,195,741)	(0.9)
	Net Assets	$603,114,130	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Restricted security as to resale, excluding Rule 144A securities. As of April 30, 2019, the Fund held restricted securities with a fair value of $98,188 or 0.0% of net assets. Please refer to the table below for additional details.
(6)	Represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of April 30, 2019.

See Accompanying Notes to Financial Statements

45

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.0%
		Australia: 9.0%
88,959		AGL Energy Ltd.	1,395,620	0.3
613,475		Alumina Ltd.	970,751	0.2
58,608		Amcor Ltd.	662,496	0.2
40,939		APA Group	277,901	0.1
6,760		Aristocrat Leisure Ltd.	124,442	0.0
4,224		ASX Ltd.	221,922	0.1
37,725		Atlas Arteria Ltd.	186,289	0.0
158,062		Aurizon Holdings Ltd.	530,378	0.1
122,425		AusNet Services	153,275	0.0
8,513		Australia & New Zealand Banking Group Ltd.	163,318	0.0
56,921		BHP Group Ltd.	1,506,263	0.3
37,356		BHP Group PLC	881,774	0.2
112,739		Brambles Ltd.	958,022	0.2
20,284		Caltex Australia Ltd.	388,951	0.1
24,420		CIMIC Group Ltd.	871,152	0.2
90,246		Coca-Cola Amatil Ltd.	559,805	0.1
2,562		Cochlear Ltd.	338,658	0.1
54,738	(1)	Coles Group Ltd.	486,687	0.1
6,135		Commonwealth Bank of Australia	322,426	0.1
76,839		Computershare Ltd.	966,654	0.2
14,752		Crown Resorts Ltd.	138,285	0.0
3,706		CSL Ltd.	519,810	0.1
58,626		CSR Ltd.	147,274	0.0
242,114		Dexus	2,137,561	0.5
67,674		Downer EDI Ltd.	369,493	0.1
29,510		DuluxGroup Ltd.	202,873	0.1
128,055		Goodman Group	1,191,627	0.3
446,514		GPT Group	1,806,174	0.4
49,705		Harvey Norman Holdings Ltd.	146,139	0.0
44,784		Healthscope Ltd.	77,375	0.0
61,636		Insurance Australia Group Ltd.	342,478	0.1
18,918		Lend Lease Corp., Ltd.	177,401	0.0
21,605		Macquarie Group Ltd.	2,053,212	0.4
5,984		Magellan Financial Group Ltd.	188,362	0.1
215,248		Medibank Pvt Ltd.	433,803	0.1
774,731		Mirvac Group	1,550,926	0.3
4,096		Newcrest Mining Ltd.	72,357	0.0
23,013		Oil Search Ltd.	126,029	0.0
226,831		Orora Ltd.	484,697	0.1
127,273		Qantas Airways Ltd.	503,457	0.1
65,835		Qube Logistics Holdings Ltd.	131,414	0.0
3,567		Ramsay Health Care Ltd.	164,267	0.0
1,539		REA Group Ltd.	86,730	0.0
21,387		Rio Tinto Ltd.	1,441,535	0.3
362,541		Scentre Group	977,954	0.2
4,536		Seek Ltd.	58,261	0.0
121,253		Shopping Centres Australasia Property Group	219,072	0.1
18,571		Sonic Healthcare Ltd.	335,836	0.1
27,347		South32 Ltd. - AUD	64,589	0.0
733,757		Stockland	1,953,356	0.4
31,421		Sydney Airport	168,893	0.0
216,403		Telstra Corp., Ltd.	515,438	0.1
30,561		Transurban Group - Stapled Security	289,396	0.1
5,869		Treasury Wine Estates Ltd.	71,189	0.0
497,196		Vicinity Centres	891,640	0.2
6,680		Washington H Soul Pattinson & Co. Ltd.	108,343	0.0
130,253		Wesfarmers Ltd.	3,306,120	0.7
102,768		Westpac Banking Corp.	1,996,412	0.4
223,328		Whitehaven Coal Ltd.	662,354	0.2
56,127		Woodside Petroleum Ltd.	1,399,231	0.3
129,861		Woolworths Group Ltd	2,915,708	0.6
			42,393,855	9.0

		Austria: 0.5%
1,943		Andritz AG	92,790	0.0
5,408		Oesterreichische Post AG	210,601	0.0
34,767		OMV AG	1,864,878	0.4
11,221		Raiffeisen International Bank Holding AG	299,290	0.1
			2,467,559	0.5

		Belgium: 0.5%
477		Ackermans & van Haaren NV	76,856	0.0
1,553		Ageas	82,069	0.0
5,797		Colruyt S.A.	418,482	0.1
811		Groupe Bruxelles Lambert S.A.	77,662	0.0
28,337		Proximus SADP	793,640	0.2
2,330		Sofina SA	479,963	0.1
1,287		Solvay S.A.	155,182	0.0
4,263		UCB S.A.	338,820	0.1
			2,422,674	0.5

		Brazil: 0.1%
40,062		Vale SA ADR	511,992	0.1

		Cambodia: 0.0%
74,000		NagaCorp Ltd.	95,027	0.0

		Canada: 6.7%
5,738		Alimentation Couche-Tard, Inc.	338,318	0.1
4,603		Bank of Montreal	363,581	0.1
6,012		Bank of Nova Scotia	331,093	0.1
8,693		BCE, Inc.	388,937	0.1
11,520		Brookfield Asset Management, Inc.	555,406	0.1
6,109		BRP, Inc.	189,877	0.0
14,017		CAE, Inc.	326,021	0.1
5,383		Canadian Imperial Bank of Commerce - XTSE	453,278	0.1
13,936		Canadian National Railway Co. - CNR	1,294,466	0.3
5,256		Canadian Natural Resources Ltd.	157,794	0.0
3,823		Canadian Pacific Railway Ltd.	856,572	0.2
1,920		Canadian Tire Corp. Ltd.	211,333	0.0

See Accompanying Notes to Financial Statements

46

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Canada: (continued)
6,367		Canadian Utilities Ltd.	175,512	0.0
8,251	(1)	Canfor Corp.	86,285	0.0
8,800		Capital Power Corp.	198,373	0.0
17,926	(1)	CGI, Inc.	1,290,292	0.3
600		Constellation Software, Inc./Canada	529,404	0.1
2,181		Dollarama, Inc.	65,510	0.0
55,483		Empire Co. Ltd.	1,234,152	0.3
13,035		Enbridge, Inc.	481,527	0.1
1,197		Fairfax Financial Holdings Ltd.	570,829	0.1
17,727		Fortis, Inc.	655,252	0.1
2,568		Franco-Nevada Corp.	183,998	0.0
23,748		Genworth MI Canada, Inc.	737,948	0.2
4,914		George Weston Ltd.	366,909	0.1
4,149		Great-West Lifeco, Inc.	104,275	0.0
14,033		Husky Energy, Inc.	152,303	0.0
20,689	(2)	Hydro One Ltd.	334,804	0.1
5,475		IGM Financial, Inc.	151,209	0.0
22,202		Imperial Oil Ltd.	644,996	0.1
5,780		Intact Financial Corp.	472,901	0.1
16,186		Inter Pipeline Ltd.	263,625	0.1
18,817		Loblaw Cos Ltd.	921,818	0.2
24,601		Magna International, Inc.	1,369,334	0.3
20,210		Manulife Financial Corp.	372,158	0.1
11,894		Metro, Inc. - Class A	430,588	0.1
17,668		National Bank Of Canada	841,660	0.2
3,480		Nutrien Ltd.	188,741	0.0
23,739		Pembina Pipeline Corp.	848,771	0.2
11,188		Power Corp. of Canada	256,714	0.1
4,813		Power Financial Corp.	114,712	0.0
5,212		Restaurant Brands International, Inc.	340,179	0.1
22,605		RioCan Real Estate Investment Trust	434,653	0.1
40,098		Rogers Communications, Inc.	2,018,818	0.4
4,680		Royal Bank of Canada	372,982	0.1
13,645		Saputo, Inc.	466,580	0.1
16,437		Shaw Communications, Inc. - Class B	332,862	0.1
8,748		Sun Life Financial, Inc.	363,450	0.1
84,918		Suncor Energy, Inc.	2,800,386	0.6
31,875		Teck Resources Ltd.	753,751	0.2
7,634		TELUS Corp.	281,097	0.1
23,707		Thomson Reuters Corp.	1,465,031	0.3
2,260		Toronto-Dominion Bank	128,916	0.0
14,033		TransCanada Corp.	669,754	0.1
4,675		Waste Connections, Inc.	433,895	0.1
18,978		West Fraser Timber Co., Ltd.	977,019	0.2
			31,350,649	6.7

		China: 2.1%
4,910	(1)	Alibaba Group Holding Ltd. ADR	911,149	0.2
71,000		China Construction Bank - H Shares	62,591	0.0
559,500		China Railway Construction Corp. Ltd. - H Shares	661,117	0.1
504,000		China Resources Power Holdings Co.	705,254	0.2
604,000		China Shenhua Energy Co., Ltd. - H Shares	1,336,930	0.3
417,200		Guangzhou R&F Properties Co., Ltd. - H Shares	829,972	0.2
318,500		Longfor Group Holdings Ltd	1,177,661	0.3
1,233,000		PICC Property & Casualty Co., Ltd. - H Shares	1,385,313	0.3
1,378,000		Sinopec Shanghai Petrochemical Co. Ltd. - H Shares	624,136	0.1
218,500		Sun Art Retail Group Ltd.	190,955	0.0
37,800		Tencent Holdings Ltd.	1,863,074	0.4
150,000		Want Want China Holdings Ltd.	119,090	0.0
			9,867,242	2.1

		Denmark: 2.0%
108		AP Moller - Maersk A/S - Class A	132,108	0.0
141		AP Moller - Maersk A/S - Class B	181,762	0.0
5,632		Carlsberg A/S	728,222	0.2
2,571		Chr Hansen Holding A/S	262,708	0.1
4,816		Coloplast A/S	520,232	0.1
498	(1)	Drilling Co. of 1972 A/S/The	38,231	0.0
12,039		DSV A/S	1,115,628	0.2
3,997		GN Store Nord A/S	204,867	0.1
6,340		ISS A/S	197,438	0.0
56,273		Novo Nordisk A/S	2,757,071	0.6
4,495		Novozymes A/S	209,806	0.1
5,377	(2)	Orsted A/S	411,658	0.1
374		Rockwool International AS	100,063	0.0
2,344		Royal Unibrew A/S	168,199	0.0
3,401		Tryg A/S	104,087	0.0
23,744		Vestas Wind Systems A/S	2,148,449	0.5
			9,280,529	2.0

		Finland: 1.3%
6,357		DNA OYJ	151,453	0.1
8,918		Elisa OYJ	378,393	0.1
5,662		Fortum OYJ	120,094	0.0
2,936		Huhtamaki OYJ	112,277	0.0
8,986		Kesko OYJ	467,273	0.1
15,731		Kone OYJ	864,394	0.2
2,713		Metso Oyj	101,513	0.0
14,561		Neste OYJ	481,282	0.1
10,085		Nokia OYJ - Finland	52,993	0.0
4,482		Nokian Renkaat OYJ	150,236	0.0
6,929		Orion Oyj	231,045	0.1
4,528		Sampo OYJ	207,329	0.1
46,422		Stora Enso OYJ	578,119	0.1
71,257		UPM-Kymmene OYJ	2,011,936	0.4
5,321		Wartsila OYJ	85,203	0.0
			5,993,540	1.3

		France: 6.3%
9,801		Accor S.A.	412,891	0.1
405		Aeroports de Paris	82,504	0.0
4,660		Air Liquide SA	619,931	0.1
5,688		Alstom SA	250,257	0.1
946		Arkema SA	97,132	0.0
911		BioMerieux	72,356	0.0

See Accompanying Notes to Financial Statements

47

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		France: (continued)
3,428		Bouygues SA	129,039	0.0
5,311		Bureau Veritas SA	134,627	0.0
3,621		Capgemini SE	439,426	0.1
24,713		Carrefour S.A.	481,465	0.1
1,860		Casino Guichard Perrachon S.A.	76,146	0.0
4,033		Cie de Saint-Gobain	165,353	0.0
8,017		Cie Generale des Etablissements Michelin SCA	1,036,686	0.2
5,025		Danone	406,247	0.1
65		Dassault Aviation SA	98,348	0.0
1,534		Dassault Systemes SE	242,930	0.1
7,061		Edenred	332,912	0.1
2,325		Eiffage SA	242,757	0.1
71,582		Electricite de France SA	1,033,787	0.2
177,135		Engie SA	2,629,137	0.6
1,415		EssilorLuxottica SA	172,402	0.0
930		Eurazeo SE	72,991	0.0
43,229		Eutelsat Communications	781,273	0.2
2,221		Covivio	240,390	0.1
1,521		Gecina S.A.	227,259	0.1
5,427		Getlink SE	87,353	0.0
298		Hermes International	209,664	0.0
943		Ipsen SA	110,133	0.0
978		Kering SA	578,738	0.1
48,403		Klepierre SA	1,719,960	0.4
9,631		Lagardere SCA	262,309	0.1
4,159		Legrand S.A.	305,908	0.1
1,143		L'Oreal S.A.	314,386	0.1
3,858		LVMH Moet Hennessy Louis Vuitton SE	1,514,723	0.3
39,397		Orange SA	615,721	0.1
1,409		Pernod Ricard SA	245,684	0.1
83,373		Peugeot S.A.	2,185,955	0.5
4,404		Publicis Groupe	261,759	0.1
5,203		Rexel SA	69,949	0.0
2,274		Rubis SCA	124,730	0.0
3,636		Safran S.A.	529,990	0.1
37,574		Sanofi	3,278,318	0.7
505		Sartorius Stedim Biotech	68,592	0.0
5,845		Schneider Electric SE	494,699	0.1
2,493		SCOR SE	101,776	0.0
734		SEB SA	134,478	0.0
1,898		Societe BIC S.A.	163,506	0.0
1,754		Sodexo SA	201,156	0.0
24,420		SUEZ	343,054	0.1
3,320		Teleperformance	638,241	0.1
2,608		Thales S.A.	311,598	0.1
29,347		Total SA	1,631,428	0.4
10,223	(1)	UbiSoft Entertainment	976,691	0.2
25,977		Veolia Environnement	614,422	0.1
7,612		Vinci SA	768,786	0.2
6,320		Vivendi SA	183,444	0.0
			29,525,397	6.3

		Germany: 4.9%
1,904		Adidas AG	490,449	0.1
40,329	(1),(3)	Aixtron SE	466,927	0.1
2,156		Allianz SE	521,138	0.1
122,245		Aroundtown SA	993,186	0.2
26,494		BASF SE	2,163,004	0.5
3,219		Bayer AG	214,244	0.1
1,396		Bayerische Motoren Werke AG	119,091	0.0
2,654		Beiersdorf AG	290,404	0.1
6,766		Brenntag AG	364,716	0.1
1,190		Carl Zeiss Meditec AG	117,048	0.0
419		Continental AG	69,508	0.0
11,456	(2)	Covestro AG	629,482	0.1
1,245		Daimler AG	81,717	0.0
21,026		Deutsche Lufthansa AG	508,699	0.1
13,718	(2)	Deutsche Pfandbriefbank AG	191,544	0.1
9,438		Deutsche Post AG	328,070	0.1
43,743		Deutsche Telekom AG	732,913	0.2
31,787		Deutsche Wohnen SE	1,431,865	0.3
18,073		E.ON AG	194,317	0.1
3,066		Evonik Industries AG	91,529	0.0
1,305		Fresenius Medical Care AG & Co. KGaA	109,990	0.0
916		Hannover Rueck SE	138,325	0.0
2,433		HeidelbergCement AG	196,879	0.1
6,518		Hella GmbH & Co. KGaA	355,553	0.1
618		Henkel AG & Co. KGaA	58,932	0.0
10,582		Hochtief AG	1,582,108	0.3
21,960		Hugo Boss AG	1,534,442	0.3
6,603		Infineon Technologies AG	156,529	0.0
3,364	(2)	Innogy SE	156,168	0.0
13,944		Jenoptik AG	551,888	0.1
893	(1)	Knorr-Bremse AG	96,948	0.0
1,947		Lanxess AG	112,749	0.0
10,452		LEG Immobilien AG	1,219,540	0.3
5,114		Merck KGaA	545,106	0.1
2,136		MTU Aero Engines AG	503,947	0.1
641		Muenchener Rueckversicherungs-Gesellschaft AG	159,516	0.0
240		Puma SE	148,455	0.0
4,367		Rheinmetall AG	503,203	0.1
3,649		RWE AG	93,597	0.0
7,157		SAP SE	922,600	0.2
5,585		Siemens AG	669,656	0.2
10,965	(3)	SMA Solar Technology AG	250,243	0.1
2,821		Symrise AG	271,159	0.1
197,614		Telefonica Deutschland Holding AG	641,883	0.1
21,083		Uniper SE	639,733	0.1
24,047		Vonovia SE	1,201,790	0.3
			22,820,790	4.9

		Hong Kong: 4.1%
85,600		AIA Group Ltd.	876,496	0.2
44,000		Cafe de Coral Holdings Ltd.	108,406	0.0
628,000		Champion REIT	531,820	0.1
205,000		CK Asset Holdings Ltd.	1,648,311	0.4
23,402		CK Hutchison Holdings Ltd.	246,047	0.1
13,364		CK Infrastructure Holdings Ltd.	108,376	0.0
58,500		CLP Holdings Ltd.	663,956	0.1
15,300		Dairy Farm International Holdings Ltd.	120,105	0.0
23,000		Hang Lung Group Ltd.	68,595	0.0
75,000		Hang Lung Properties Ltd.	176,529	0.0
56,010		Henderson Land Development Co., Ltd.	345,198	0.1
120,880		Hong Kong & China Gas	288,572	0.1

See Accompanying Notes to Financial Statements

48

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Hong Kong: (continued)
29,000		Power Assets Holdings Ltd.	202,280	0.1
189,452		Hongkong Land Holdings Ltd. - HKHGF	1,322,735	0.3
64,000	(4)	Hopewell Holdings	316,541	0.1
27,000		Hysan Development Co., Ltd.	151,328	0.0
4,031		Jardine Matheson Holdings Ltd.	265,361	0.1
2,700		Jardine Strategic Holdings Ltd.	102,139	0.0
70,000		Kerry Logistics Network Ltd.	124,901	0.0
57,500		Kerry Properties Ltd.	246,121	0.1
41,500		Lifestyle International Holdings Ltd.	72,328	0.0
390,000		Link REIT	4,556,743	1.0
24,500		MTR Corp.	145,957	0.0
393,000		New World Development Ltd.	651,087	0.1
200,000		NWS Holdings Ltd.	415,906	0.1
132,000		PCCW Ltd.	79,593	0.0
210,000		Sino Land Co.	369,402	0.1
113,500		Sun Hung Kai Properties Ltd.	1,958,822	0.4
52,000		Swire Pacific Ltd - Class A	658,500	0.1
82,500		Swire Pacific Ltd - Class B	163,628	0.0
125,200		Swire Properties Ltd.	509,478	0.1
30,000		Techtronic Industries Co., Ltd.	217,095	0.1
38,000		Vitasoy International Holdings Ltd.	191,337	0.0
650,000	(2)	WH Group Ltd.	769,089	0.2
69,000		Wharf Holdings Ltd.	198,304	0.0
40,000		Wharf Real Estate Investment Co. Ltd.	306,571	0.1
20,000		Wheelock & Co., Ltd.	142,528	0.0
24,000		Yue Yuen Industrial Holdings	77,520	0.0
			19,397,705	4.1

		India: 0.7%
106,206		Hindalco Industries Ltd.	314,763	0.1
12,923		Jubilant Life Sciences Ltd.	122,841	0.0
22,512	(1)	Muthoot Finance Ltd.	193,262	0.1
221,212		National Aluminium Co. Ltd	164,783	0.0
452,630		Oil & Natural Gas Corp., Ltd.	1,101,349	0.2
208,452		Power Finance Corp. Ltd.	346,589	0.1
70,431		Tech Mahindra Ltd.	847,154	0.2
			3,090,741	0.7

		Ireland: 0.2%
5,819		DCC PLC	520,862	0.1
3,983	(3)	Glanbia Plc	73,220	0.0
4,858		James Hardie Industries SE	66,095	0.0
1,489		Kerry Group PLC - KYG	166,673	0.0
695		Kerry Group PLC - KYGAL	77,640	0.0
3,758		Kingspan Group Plc	197,598	0.1
1,104		Paddy Power Betfair PLC	93,443	0.0
			1,195,531	0.2

		Israel: 0.8%
9,919	(1)	Airport City Ltd.	164,716	0.0
10,893		Alony Hetz Properties & Investments Ltd.	132,751	0.0
2,519		Azrieli Group Ltd.	143,514	0.0
29,419		Bank Hapoalim BM	216,577	0.1
49,079		Bank Leumi Le-Israel BM	336,090	0.1
1,057		Elbit Systems Ltd.	147,345	0.0
2,410		First International Bank Of Israel Ltd.	60,566	0.0
122,152		Israel Chemicals Ltd.	648,601	0.2
462		Israel Corp., Ltd.	111,468	0.0
80,590		Israel Discount Bank Ltd.	314,597	0.1
1,210		Melisron Ltd.	61,149	0.0
3,461		Mizrahi Tefahot Bank Ltd.	74,921	0.0
2,998	(1)	Nice Ltd.	412,992	0.1
451,587	(1)	Oil Refineries Ltd.	221,839	0.1
1,896		Paz Oil Co. Ltd.	276,409	0.1
9,393		Plus500 Ltd.	64,672	0.0
9,790		Shufersal Ltd	65,101	0.0
3,703		Strauss Group Ltd.	94,460	0.0
			3,547,768	0.8

		Italy: 2.2%
457,383		A2A SpA	765,495	0.2
6,169		Assicurazioni Generali S.p.A.	119,692	0.0
4,978		Atlantia S.p.A	135,903	0.0
10,315		Davide Campari-Milano SpA	104,058	0.0
875		DiaSorin SpA	85,538	0.0
45,146	(1),(2)	Enav SpA	246,539	0.1
447,270		Enel S.p.A.	2,832,198	0.6
68,610		ENI S.p.A.	1,169,197	0.3
701		Ferrari NV	95,078	0.0
95,349		Hera SpA	339,420	0.1
36,175		Italgas SpA	225,968	0.1
25,342	(1)	Maire Tecnimont SpA	90,680	0.0
151,647		Mediobanca Banca di Credito Finanziario SpA	1,607,360	0.4
3,521		Moncler SpA	144,764	0.0
33,722	(2)	Poste Italiane SpA	360,402	0.1
2,469		Recordati S.p.A.	99,767	0.0
19,637		Snam SpA	99,970	0.0
6,341		Societa Iniziative Autostradali e Servizi S.p.A.	104,554	0.0
77,143		Terna Rete Elettrica Nazionale SpA	462,795	0.1
117,664		Unipol Gruppo Finanziario SpA	599,399	0.1
238,805		UnipolSai Assicurazioni SpA	654,378	0.1
			10,343,155	2.2

		Japan: 18.3%
36,300		Aeon Co., Ltd.	671,062	0.2
2,400		Aica Kogyo Co., Ltd.	83,271	0.0
6,800		Air Water, Inc.	103,725	0.0
2,700		Aisin Seiki Co., Ltd.	104,449	0.0
6,600		Ajinomoto Co., Inc.	106,785	0.0

See Accompanying Notes to Financial Statements

49

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Japan: (continued)
14,100		Alfresa Holdings Corp.	393,445	0.1
9,100		ANA Holdings, Inc.	318,470	0.1
6,000		Amada Holdings Co., Ltd.	67,261	0.0
50,900		AGC, Inc.	1,736,597	0.4
4,000		Asahi Group Holdings, Ltd.	174,413	0.0
26,200		Asahi Kasei Corp.	270,027	0.1
158,900		Astellas Pharma, Inc.	2,152,122	0.5
5,200		Autobacs Seven Co., Ltd.	90,688	0.0
6,900		Azbil Corp.	166,082	0.0
6,300		Bandai Namco Holdings, Inc.	302,027	0.1
15,100		Bridgestone Corp.	599,023	0.1
16,000		Canon, Inc.	443,969	0.1
4,300		Central Japan Railway Co.	924,670	0.2
66,900		Chubu Electric Power Co., Inc.	972,829	0.2
1,300		Chugai Pharmaceutical Co., Ltd.	82,441	0.0
43,200		Chugoku Electric Power Co., Inc.	515,791	0.1
66,300		Citizen Watch Co., Ltd.	373,815	0.1
8,800		COMSYS Holdings Corp.	231,523	0.1
54,000		Dai Nippon Printing Co., Ltd.	1,281,854	0.3
16,000		Daicel Corp.	179,498	0.0
54,300		Dai-ichi Life Holdings, Inc.	783,811	0.2
1,700		Daiichikosho Co., Ltd.	83,292	0.0
2,900		Daikin Industries Ltd.	369,226	0.1
4,000		Daito Trust Construction Co., Ltd.	535,614	0.1
5,200		Daiwa House Industry Co., Ltd.	145,753	0.0
3,600		Denka Co., Ltd.	108,703	0.0
3,900		Denso Corp.	170,411	0.0
5,300		Dentsu, Inc.	216,877	0.1
4,200		DIC Corp.	123,369	0.0
1,000		Pan Pacific International Holdings Corp.	64,444	0.0
7,200		East Japan Railway Co.	678,542	0.2
1,200		Eisai Co., Ltd.	69,877	0.0
15,000		Electric Power Development Co., Ltd.	348,681	0.1
6,900		Exedy Corp.	158,115	0.0
6,800		FamilyMart UNY Holdings Co., Ltd.	181,333	0.0
17,200		FANCL Corp.	510,333	0.1
400		Fanuc Ltd.	75,150	0.0
100		Fast Retailing Co., Ltd.	57,859	0.0
1,900		Fuji Electric Holdings Co., Ltd.	67,357	0.0
12,500		Fuji Film Holdings Corp.	583,954	0.1
2,600		Fujitsu Ltd.	190,878	0.1
25,200		H2O Retailing Corp.	321,053	0.1
52,200		Hachijuni Bank Ltd.	210,112	0.1
21,500		Hakuhodo DY Holdings, Inc.	363,520	0.1
2,600		Hamamatsu Photonics KK	105,824	0.0
8,300		Hankyu Hanshin Holdings, Inc.	310,313	0.1
5,000		Haseko Corp.	60,470	0.0
15,900		Hino Motors Ltd.	150,740	0.0
39,600		Hitachi Ltd.	1,317,027	0.3
2,400		Hitachi Transport System Ltd.	66,554	0.0
14,100		Hokkaido Electric Power Co., Inc.	79,081	0.0
15,800	(1)	Hokuriku Electric Power Co.	117,488	0.0
40,200		Honda Motor Co., Ltd.	1,121,699	0.2
2,400		House Foods Group, Inc.	96,835	0.0
14,500		Hoya Corp.	1,024,101	0.2
8,531		Idemitsu Kosan Co., Ltd.	277,189	0.1
13,600		Iida Group Holdings Co. Ltd.	230,458	0.1
10,100		Isetan Mitsukoshi Holdings Ltd.	96,279	0.0
17,600		Isuzu Motors Ltd.	253,488	0.1
1,300		Ito En Ltd.	64,860	0.0
33,800		Itochu Corp.	609,869	0.1
21,100		Japan Airlines Co. Ltd.	688,143	0.2
9,700		Japan Petroleum Exploration Co., Ltd.	210,578	0.1
11,800		Japan Tobacco, Inc.	272,670	0.1
7,900		JFE Holdings, Inc.	135,942	0.0
45,400		JTEKT Corp.	585,647	0.1
128,800		JXTG Holdings, Inc.	626,637	0.1
11,100		Kajima Corp.	164,747	0.0
77,500		Kakaku.com, Inc.	1,596,695	0.4
11,200		Kamigumi Co., Ltd.	267,553	0.1
2,300		Kaneka Corp.	88,814	0.0
43,800		Kansai Electric Power Co., Inc.	529,904	0.1
9,600		Kansai Mirai Financial Group, Inc.	67,075	0.0
6,200		Kao Corp.	478,624	0.1
41,300		Kawasaki Heavy Industries Ltd.	964,892	0.2
42,600		KDDI Corp.	981,826	0.2
5,000		Keihan Holdings Co., Ltd.	212,930	0.1
4,300		Keikyu Corp.	73,469	0.0
3,500		Keio Corp.	211,327	0.1
3,500		Keisei Electric Railway Co., Ltd.	122,765	0.0
200		Keyence Corp.	124,959	0.0
3,600		Kikkoman Corp.	167,635	0.0
13,100		Kinden Corp.	210,479	0.1
6,500		Kintetsu Group Holdings Co., Ltd.	288,916	0.1
13,100		Kirin Holdings Co., Ltd.	298,005	0.1
1,300		Kobayashi Pharmaceutical Co., Ltd.	103,674	0.0
1,900		Koito Manufacturing Co., Ltd.	113,773	0.0
3,600		Komatsu Ltd.	92,989	0.0
6,800		Kubota Corp.	103,532	0.0
11,800		Kuraray Co., Ltd.	158,542	0.0
22,000		Kurita Water Industries, Ltd.	572,686	0.1
7,600		Kyocera Corp.	493,882	0.1
7,800		Kyowa Exeo Corp.	213,348	0.1
40,900		Kyushu Electric Power Co., Inc.	396,084	0.1
42,500		Kyushu Railway Co.	1,384,830	0.3
2,700		Lawson, Inc.	126,063	0.0
2,900		Lintec Corp.	62,631	0.0

See Accompanying Notes to Financial Statements

50

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan: (continued)
6,200	Lion Corp.	127,623	0.0
7,900	Maeda Corp.	78,675	0.0
5,000	Maeda Road Construction Co., Ltd.	99,221	0.0
258,300	Marubeni Corp.	1,850,872	0.4
1,900	Maruha Nichiro Corp.	60,385	0.0
3,700	Maruichi Steel Tube Ltd.	102,293	0.0
6,300	Mazda Motor Corp.	74,560	0.0
13,100	Medipal Holdings Corp.	294,571	0.1
8,300	Megmilk Snow Brand Co., Ltd.	183,941	0.0
4,000	MEIJI Holdings Co., Ltd.	315,304	0.1
4,400	Meitec Corp.	204,772	0.1
26,900	Mitsubishi Corp.	741,033	0.2
24,000	Mitsubishi Electric Corp.	343,438	0.1
13,400	Mitsubishi Heavy Industries Ltd.	558,446	0.1
3,000	Mitsubishi Materials Corp.	78,028	0.0
6,900	Mitsubishi Estate Co., Ltd.	116,679	0.0
4,200	Mitsubishi Gas Chemical Co., Inc.	63,054	0.0
19,000	Mitsubishi Chemical Holdings Corp.	135,463	0.0
135,600	Mitsui & Co., Ltd.	2,193,276	0.5
3,300	Mitsui Chemicals, Inc.	81,120	0.0
4,600	Mitsui Fudosan Co., Ltd.	106,545	0.0
3,500	MS&AD Insurance Group Holdings, Inc.	108,793	0.0
10,300	Mixi, Inc.	222,563	0.1
2,600	Murata Manufacturing Co., Ltd.	130,556	0.0
7,200	Nagase & Co., Ltd.	110,027	0.0
8,200	Nagoya Railroad Co., Ltd.	222,261	0.1
4,800	Nankai Electric Railway Co., Ltd.	130,977	0.0
19,900	NEC Corp.	672,084	0.2
3,900	NGK Insulators Ltd.	57,930	0.0
27,500	NGK Spark Plug Co., Ltd.	536,196	0.1
5,600	NH Foods Ltd.	225,688	0.1
15,500	NHK Spring Co., Ltd.	139,616	0.0
600	Nidec Corp.	85,703	0.0
2,300	Nihon Unisys Ltd.	58,964	0.0
11,500	Nikon Corp.	160,377	0.0
4,500	Nippo Corp.	91,490	0.0
10,400	Nippon Express Co., Ltd.	571,932	0.1
8,900	Nippon Kayaku Co., Ltd.	104,588	0.0
20,300	Nippon Paper Industries Co. Ltd.	402,296	0.1
2,600	Nippon Shokubai Co., Ltd.	180,874	0.0
90,900	Nippon Steel Corp.	1,625,909	0.4
8,800	Nippon Telegraph & Telephone Corp.	366,154	0.1
3,200	Nishi-Nippon Railroad Co., Ltd.	75,373	0.0
4,800	Nissan Chemical Corp.	213,847	0.1
122,700	Nissan Motor Co., Ltd.	985,041	0.2
10,800	Nisshin Seifun Group, Inc.	251,832	0.1
1,700	Nissin Food Products Co., Ltd.	112,509	0.0
1,400	Nitto Denko Corp.	75,694	0.0
5,900	NOF Corp.	210,315	0.1
1,600	Nomura Research Institute Ltd.	78,318	0.0
18,000	NTT Data Corp.	209,898	0.1
17,400	NTT DoCoMo, Inc.	377,851	0.1
27,500	Obayashi Corp.	270,342	0.1
900	Obic Co., Ltd.	104,486	0.0
6,500	Odakyu Electric Railway Co., Ltd.	153,108	0.0
31,800	Oji Holdings Corp.	190,815	0.1
6,900	Olympus Corp.	77,443	0.0
8,400	Ono Pharmaceutical Co., Ltd.	157,796	0.0
900	Oracle Corp. Japan	61,711	0.0
1,900	Oriental Land Co., Ltd.	210,157	0.1
105,000	ORIX Corp.	1,487,412	0.3
33,300	Osaka Gas Co., Ltd.	616,014	0.1
3,700	OSG Corp.	74,486	0.0
22,300	Otsuka Corp.	877,126	0.2
1,400	Otsuka Holdings Co. Ltd.	50,049	0.0
1,700	Paltac Corp.	93,889	0.0
4,300	Park24 Co., Ltd.	90,470	0.0
48,600	Pola Orbis Holdings, Inc.	1,534,100	0.3
12,100	Recruit Holdings Co. Ltd.	364,378	0.1
43,200	Resona Holdings, Inc.	183,389	0.0
82,200	Ricoh Co., Ltd.	831,614	0.2
12,700	Sankyo Co., Ltd.	501,566	0.1
1,900	Sankyu, Inc.	91,123	0.0
7,100	Sanwa Holdings Corp.	85,514	0.0
1,900	SCSK Corp.	90,289	0.0
8,100	Secom Co., Ltd.	681,464	0.2
6,300	Seibu Holdings, Inc.	102,554	0.0
17,900	Sekisui Chemical Co., Ltd.	287,358	0.1
13,000	Sekisui House Ltd.	209,603	0.1
21,900	Seven & I Holdings Co., Ltd.	757,900	0.2
6,300	SG Holdings Co. Ltd.	168,707	0.0
15,400	Shikoku Electric Power Co., Inc.	155,633	0.0
4,000	Shimadzu Corp.	107,293	0.0
1,300	Shimano, Inc.	191,078	0.1
19,900	Shimizu Corp.	170,449	0.0
3,900	Shin-Etsu Chemical Co., Ltd.	369,426	0.1
24,100	Shinko Electric Industries	212,688	0.1
4,600	Shionogi & Co., Ltd.	268,700	0.1
1,400	Shiseido Co., Ltd.	110,121	0.0
2,600	Showa Denko KK	88,764	0.0
8,100	Skylark Holdings Co. Ltd	133,427	0.0
300	SMC Corp.	125,300	0.0
10,900	Softbank Corp.	128,318	0.0
6,000	SoftBank Group Corp.	636,188	0.1
88,700	Sojitz Corp.	305,372	0.1
2,700	Sompo Holdings, Inc.	101,907	0.0
8,800	Sony Corp.	443,239	0.1
5,300	Sotetsu Holdings, Inc.	146,829	0.0
2,700	Stanley Electric Co., Ltd.	73,205	0.0
69,600	Subaru Corp.	1,705,544	0.4
48,100	Sumitomo Chemical Co., Ltd.	239,971	0.1
51,200	Sumitomo Corp.	733,841	0.2
2,900	Sumitomo Dainippon Pharma Co. Ltd.	64,070	0.0
22,600	Sumitomo Electric Industries Ltd.	300,709	0.1

See Accompanying Notes to Financial Statements

51

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Japan: (continued)
4,300		Sumitomo Heavy Industries	152,896	0.0
53,900		Sumitomo Mitsui Financial Group, Inc.	1,959,062	0.4
3,000		Sumitomo Osaka Cement Co., Ltd.	122,250	0.0
2,400		Sumitomo Realty & Development Co., Ltd.	88,728	0.0
2,400		Suntory Beverage & Food Ltd.	106,126	0.0
9,500		Suzuken Co., Ltd.	547,774	0.1
10,500		Suzuki Motor Corp.	479,154	0.1
5,500		Taiheiyo Cement Corp.	177,368	0.0
18,300		Taisei Corp.	805,202	0.2
700		Taisho Pharmaceutical Holdings Co. Ltd.	64,750	0.0
11,700		Teijin Ltd.	201,265	0.1
5,200		Terumo Corp.	156,929	0.0
2,000		TIS, Inc.	91,252	0.0
6,300		Tobu Railway Co., Ltd.	178,392	0.0
5,300		Toho Co., Ltd.	222,570	0.1
7,100		Toho Gas Co., Ltd.	292,731	0.1
41,900		Tohoku Electric Power Co., Inc.	479,645	0.1
29,200		Tokio Marine Holdings, Inc.	1,479,427	0.3
63,600	(1)	Tokyo Electric Power Co., Inc.	359,237	0.1
400		Tokyo Electron Ltd.	63,493	0.0
35,600		Tokyo Gas Co., Ltd.	905,741	0.2
17,100		Tokyu Corp.	279,168	0.1
10,900		Toppan Printing Co., Ltd.	176,919	0.0
20,000		Toray Industries, Inc.	136,862	0.0
3,200		Toyo Seikan Group Holdings, Ltd.	64,164	0.0
4,800		Toyo Suisan Kaisha Ltd.	183,285	0.0
3,000		Toyoda Gosei Co., Ltd.	62,452	0.0
35,600		Toyota Motor Corp.	2,204,012	0.5
9,100		Toyota Tsusho Corp.	302,263	0.1
4,600		Ube Industries Ltd.	98,420	0.0
5,600		Unicharm Corp.	184,810	0.1
6,900		United Arrows Ltd.	217,950	0.1
3,700		USS Co., Ltd.	71,025	0.0
3,000		Wacoal Holdings Corp.	74,094	0.0
8,600		West Japan Railway Co.	639,616	0.1
25,500		Yamada Denki Co., Ltd.	120,881	0.0
3,000		Yamaha Corp.	155,767	0.0
6,300		Yamato Holdings Co., Ltd.	136,859	0.0
3,600		Yokogawa Electric Corp.	75,388	0.0
4,500		Zensho Holdings Co., Ltd.	101,433	0.0
			85,979,892	18.3

		Luxembourg: 0.0%
5,439		SES S.A. - Luxembourg	92,543	0.0

		Mexico: 0.1%
204,100		Wal-Mart de Mexico SAB de CV	599,669	0.1

		Netherlands: 4.5%
1,613		Aalberts NV	63,463	0.0
1,503		Airbus SE	205,806	0.0
10,133		Akzo Nobel NV	860,959	0.2
1,981		ASML Holding NV	413,656	0.1
22,511		ASR Nederland NV	1,001,609	0.2
4,722		EXOR NV	314,877	0.1
3,230	(2)	GrandVision NV	72,687	0.0
6,502		Heineken Holding NV	661,932	0.1
1,564		Heineken NV	169,081	0.0
173,724		Koninklijke Ahold Delhaize NV	4,187,042	0.9
9,170		Koninklijke DSM NV	1,048,792	0.2
115,378		Koninklijke KPN NV	354,599	0.1
61,119		Koninklijke Philips NV	2,624,688	0.6
1,612		Koninklijke Vopak NV	71,981	0.0
2,962		NN Group NV	129,261	0.0
14,588	(2)	Signify NV	437,355	0.1
2,731	(1)	QIAGEN NV	105,747	0.0
4,006		Randstad NV	229,109	0.1
78,550		Royal Dutch Shell PLC - Class A	2,502,718	0.5
65,203		Royal Dutch Shell PLC - Class B	2,104,323	0.5
51,691		Unilever NV	3,127,555	0.7
8,577		Wolters Kluwer NV	598,655	0.1
			21,285,895	4.5

		New Zealand: 0.6%
29,756		Auckland International Airport Ltd.	158,411	0.0
59,541		Contact Energy Ltd.	267,305	0.1
26,967		Fisher & Paykel Healthcare Corp. Ltd.	285,280	0.1
88,140		Kiwi Property Group Ltd.	90,658	0.0
55,601		Mercury NZ Ltd.	137,488	0.0
61,358		Meridian Energy Ltd.	166,672	0.0
32,931		Ryman Healthcare Ltd.	267,427	0.1
53,889		Sky City Entertainment Group Ltd.	146,854	0.0
521,949		Spark New Zealand Ltd.	1,280,694	0.3
			2,800,789	0.6

		Norway: 1.5%
3,180		Aker ASA	217,882	0.1
24,258	(1),(2)	Aker Solutions ASA	124,540	0.0
46,815		DNB ASA	900,215	0.2
104,757		Equinor ASA	2,335,205	0.5
20,074		Leroy Seafood Group ASA	145,344	0.0
22,904		Mowi ASA	496,914	0.1
18,946		Norsk Hydro ASA	81,602	0.0
20,758		Orkla ASA	162,920	0.0
14,555		Salmar ASA	662,031	0.2
92,322		Telenor ASA	1,855,844	0.4
2,890		Yara International ASA	130,669	0.0
			7,113,166	1.5

		Poland: 0.5%
12,580	(1)	Grupa Lotos SA	274,093	0.1
70,789	(1)	PGE Polska Grupa Energetyczna SA	176,232	0.1
42,243	(1)	Polski Koncern Naftowy Orlen	1,084,567	0.2
335,664	(1)	Polskie Gornictwo Naftowe I Gazownictwo SA	510,434	0.1
5,881	(1)	Powszechna Kasa Oszczednosci Bank Polski SA	60,532	0.0
11,361	(1)	Powszechny Zaklad Ubezpieczen SA	125,054	0.0
			2,230,912	0.5

See Accompanying Notes to Financial Statements

52

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Portugal: 0.3%
182,949		EDP - Energias de Portugal SA	694,233	0.2
20,742		Galp Energia SGPS SA	347,767	0.1
6,660		Jeronimo Martins SGPS SA	108,463	0.0
21,104		Navigator Co. SA/The	93,318	0.0
			1,243,781	0.3

		Russia: 0.5%
222,902		Gazprom PJSC ADR	1,114,362	0.3
13,001		LUKOIL PJSC ADR	1,103,872	0.2
			2,218,234	0.5

		Singapore: 1.5%
122,800		Ascendas Real Estate Investment Trust	271,262	0.1
20,900	(2)	BOC Aviation Ltd.	179,646	0.1
167,700		CapitaLand Commercial Trust	239,593	0.1
52,300		CapitaLand Ltd.	135,908	0.0
251,600		CapitaLand Mall Trust	447,996	0.1
401,600		ComfortDelgro Corp., Ltd.	795,443	0.2
5,200		DBS Group Holdings Ltd.	108,136	0.0
241,100		Genting Singapore Ltd.	174,826	0.0
6,500		Jardine Cycle & Carriage Ltd.	169,847	0.0
27,100		Keppel Corp., Ltd.	135,050	0.0
410,700		Mapletree Commercial Trust	583,035	0.1
166,100		Mapletree Industrial Trust	251,788	0.1
592,000		Mapletree North Asia Commercial Trust	591,486	0.1
393,200		Mapletree Logistics Trust	428,502	0.1
44,600		Olam International Ltd.	64,901	0.0
10,200		Oversea-Chinese Banking Corp., Ltd.	90,864	0.0
49,700		SATS Ltd	191,148	0.1
37,300		SembCorp Industries Ltd.	72,946	0.0
42,300		Singapore Airlines Ltd.	301,402	0.1
72,800		Singapore Exchange Ltd.	395,281	0.1
83,200		Singapore Press Holdings Ltd.	153,770	0.0
220,400		Singapore Telecommunications Ltd.	514,159	0.1
143,100		Singapore Technologies Engineering Ltd.	416,994	0.1
54,100		Suntec Real Estate Investment Trust	73,587	0.0
5,200		United Overseas Bank Ltd.	106,488	0.0
61,000		Wilmar International Ltd.	163,137	0.0
39,000		Wing Tai Holdings Ltd.	58,855	0.0
			7,116,050	1.5

		South Korea: 2.4%
3,667		Cheil Worldwide, Inc.	80,002	0.0
561		CJ CheilJedang Corp.	151,345	0.0
1,978		Woongjin Coway Co. Ltd.	148,669	0.0
2,554		Daelim Industrial Co., Ltd.	211,918	0.1
953		DB Insurance Co. Ltd	55,802	0.0
3,042		GS Holdings Corp.	135,566	0.0
5,532		HDC Holdings Co. Ltd	81,575	0.0
1,324		HDC Hyundai Development Co-Engineering & Construction	52,922	0.0
1,184		Hyundai Department Store Co. Ltd.	102,958	0.0
834		Hyundai Glovis Co., Ltd.	114,091	0.0
1,177		Hyundai Mobis Co. Ltd.	234,782	0.1
605		Hyundai Motor Co.	71,814	0.0
84,402		Industrial Bank Of Korea	1,023,472	0.2
6,825		Kangwon Land, Inc.	198,818	0.1
14,909		Kia Motors Corp.	577,931	0.1
11,837	(1)	Korea Electric Power Corp.	286,556	0.1
2,228		Korea Gas Corp.	87,989	0.0
374		Korea Zinc Co., Ltd.	145,064	0.0
6,107		KT&G Corp.	534,193	0.1
262		LG Chem Ltd.	81,273	0.0
4,739		LG Corp.	296,345	0.1
30,174		LG Uplus Corp.	369,607	0.1
157		NCSoft Corp.	70,703	0.0
2,970		POSCO	650,084	0.2
74,545		Samsung Electronics Co., Ltd.	2,930,903	0.6
593		Samsung Fire & Marine Insurance Co. Ltd.	154,323	0.0
3,990		Shinhan Financial Group Co., Ltd.	150,802	0.0
3,482		SK Hynix, Inc.	235,630	0.1
6,364		SK Innovation Co. Ltd.	995,068	0.2
1,837		SK Telecom Co., Ltd.	389,638	0.1
1,664		S-Oil Corp.	131,204	0.0
57,963		Woori Financial Group, Inc.	687,230	0.2
			11,438,277	2.4

		Spain: 3.4%
1,642		Acciona SA	190,441	0.0
58,614		ACS Actividades de Construccion y Servicios SA	2,695,446	0.6
7,227	(2)	Aena SME SA	1,341,826	0.3
32,916		Amadeus IT Group SA	2,623,306	0.6
24,123		Banco Santander SA	122,289	0.0
2,640	(2)	Cellnex Telecom SA	81,323	0.0
2,959		Corporacion Financiera Alba SA	152,334	0.0
24,061		Enagas	686,351	0.1
47,434		Endesa S.A.	1,183,406	0.3
20,216		Ferrovial SA	498,521	0.1
3,438		Grifols SA	95,547	0.0
237,556		Iberdrola S.A.	2,158,773	0.5
6,064		Industria de Diseno Textil SA	183,610	0.0
20,360		Inmobiliaria Colonial Socimi SA	219,366	0.0
42,330		Mediaset Espana Comunicacion SA	328,275	0.1
54,858		Merlin Properties Socimi SA	748,291	0.2
2,539		Naturgy Energy Group SA	72,281	0.0
27,046		Red Electrica Corp. SA	561,311	0.1
68,714		Repsol SA	1,165,991	0.3

See Accompanying Notes to Financial Statements

53

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Spain: (continued)
90,364		Telefonica S.A.	753,399	0.2
			15,862,087	3.4

		Sweden: 3.4%
13,563		Alfa Laval AB	314,820	0.1
15,103		Assa Abloy AB	322,865	0.1
13,461		Atlas Copco AB - A Shares	420,176	0.1
9,508		Atlas Copco AB - B Shares	270,809	0.1
7,338		Boliden AB	218,378	0.1
79,956		Castellum AB	1,437,565	0.3
8,287		Electrolux AB	203,100	0.1
6,410		Elekta AB	76,029	0.0
13,679	(1)	Epiroc AB - A Shares	141,408	0.0
8,621	(1)	Epiroc AB - B Shares	85,311	0.0
19,315		Essity AB	572,707	0.1
23,783	(1)	Fastighets AB Balder	752,326	0.2
11,346		ICA Gruppen AB	410,371	0.1
37,686		Hennes & Mauritz AB	657,581	0.1
3,587		Hexagon AB	195,966	0.0
6,814	(1)	Investment AB Latour	96,488	0.0
3,718	(1)	Loomis AB	137,556	0.0
4,498		Lundin Petroleum AB	146,483	0.0
9,836		Nibe Industrier AB	132,244	0.0
23,376		Peab AB	213,820	0.1
138,321		Sandvik AB	2,561,481	0.6
20,370		Securitas AB	356,201	0.1
166,452		Skandinaviska Enskilda Banken AB	1,589,218	0.3
51,921		Skanska AB	904,162	0.2
17,416		SKF AB - B Shares	323,275	0.1
20,010		Svenska Cellulosa AB SCA	174,684	0.0
49,049		Swedbank AB	801,422	0.2
13,317		Swedish Match AB	649,332	0.1
3,519	(1)	Swedish Orphan Biovitrum AB	64,210	0.0
19,984		Telefonaktiebolaget LM Ericsson	197,685	0.0
100,118		Telia Co. AB	426,556	0.1
5,062		Trelleborg AB	83,719	0.0
70,160		Volvo AB - B Shares	1,124,415	0.2
			16,062,363	3.4

		Switzerland: 4.7%
21,875		ABB Ltd.	449,941	0.1
5,351		Adecco Group AG	307,431	0.1
4,903	(1)	Alcon, Inc.	282,357	0.1
606		Baloise Holding AG	103,893	0.0
564		Bucher Industries AG	191,310	0.0
2,742		Cembra Money Bank AG	254,654	0.1
2		Chocoladefabriken Lindt & Sprungli AG - REG - LISN	151,725	0.0
24		Chocoladefabriken Lindt & Sprungli AG - PC - LISP	159,498	0.0
2,317		Cie Financiere Richemont SA	169,378	0.0
5,871		Clariant AG	120,793	0.0
5,617		Coca-Cola HBC AG	201,175	0.0
181		EMS-Chemie Holding AG	109,612	0.0
22,875		Ferguson PLC	1,627,922	0.4
646		Flughafen Zuerich AG	106,492	0.0
920		Geberit AG - Reg	385,764	0.1
72		Georg Fischer AG	70,025	0.0
137		Givaudan	354,735	0.1
3,436		Kuehne & Nagel International AG	499,439	0.1
3,669		Logitech International SA	143,773	0.0
913		Lonza Group AG	281,961	0.1
33,620		Nestle SA	3,236,855	0.7
23,467		Novartis AG	1,922,888	0.4
2,262		Partners Group	1,706,147	0.4
2,037		PSP Swiss Property AG	207,851	0.0
17,015		Roche Holding AG	4,489,635	1.0
1,507		Schindler Holding AG - Part Cert	325,700	0.1
759		Schindler Holding AG - Reg	161,366	0.0
191		SGS SA	503,963	0.1
2,985		Sika AG	457,368	0.1
1,986		Sonova Holding AG - Reg	401,137	0.1
262		Straumann Holding AG	211,741	0.1
2,825		Swiss Life Holding AG	1,328,113	0.3
1,197		Swiss Prime Site AG	96,124	0.0
587		Swiss Re Ltd.	56,515	0.0
874		Swisscom AG	407,244	0.1
1,094		Temenos AG	181,985	0.0
681		Zurich Insurance Group AG	217,081	0.1
			21,883,591	4.7

		Taiwan: 1.4%
4,111,000		AU Optronics Corp.	1,470,253	0.3
1,714,000		CTBC Financial Holding Co. Ltd.	1,174,178	0.2
448,000		Formosa Chemicals & Fibre Co.	1,612,059	0.3
2,544,000		Innolux Corp.	816,327	0.2
40,000		Taiwan Semiconductor Manufacturing Co., Ltd.	335,841	0.1
551,000		Uni-President Enterprises Corp.	1,309,549	0.3
			6,718,207	1.4

		United Kingdom: 13.3%
241,407		3i Group PLC	3,377,875	0.7
21,124		Admiral Group PLC	608,463	0.1
20,042		Anglo American PLC	520,085	0.1
16,427		Ashmore Group PLC	98,562	0.0
7,877		Ashtead Group PLC	218,723	0.1
7,670		Associated British Foods PLC	256,197	0.1
7,822		AstraZeneca PLC	582,738	0.1
27,518	(2)	Auto Trader Group PLC	203,423	0.0
12,969		Aviva PLC	72,836	0.0
12,668		Babcock International Group	86,961	0.0
64,997		BAE Systems PLC	417,755	0.1
70,635		Barratt Developments PLC	555,675	0.1
7,215		Bellway PLC	292,983	0.1
10,223		Berkeley Group Holdings PLC	501,507	0.1
285,407		BP PLC	2,075,398	0.4
5,631		British American Tobacco PLC	220,448	0.1
23,746		British Land Co. PLC	184,238	0.0
356,811		BT Group PLC	1,064,731	0.2

See Accompanying Notes to Financial Statements

54

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United Kingdom: (continued)
21,429		Bunzl PLC	646,323	0.1
83,845		Burberry Group PLC	2,209,907	0.5
5,216		Carnival PLC	276,525	0.1
487,386		Centrica PLC	677,550	0.1
18,093		Cineworld Group PLC	75,081	0.0
10,626		CNH Industrial NV	115,525	0.0
16,596		Compass Group PLC	377,624	0.1
14,299		CRH PLC - London	480,028	0.1
4,629		Croda International PLC	313,564	0.1
2,843		Derwent London PLC	117,666	0.0
22,924		Diageo PLC	966,425	0.2
100,803		Direct Line Insurance Group PLC	433,761	0.1
104,788		Evraz PLC	860,474	0.2
31,508		Experian PLC	917,165	0.2
59,475		G4S PLC	168,095	0.0
175,723		GlaxoSmithKline PLC	3,609,922	0.8
20,271		Halma PLC	476,971	0.1
4,093		Hargreaves Lansdown PLC	120,903	0.0
39,273		Howden Joinery Group PLC	260,808	0.1
153,189		HSBC Holdings PLC	1,334,732	0.3
11,029		IMI PLC	151,468	0.0
19,822		Imperial Brands PLC	630,701	0.1
44,472		Inchcape PLC	357,040	0.1
21,731		Informa PLC	220,962	0.1
7,956		InterContinental Hotels Group PLC	515,312	0.1
36,684		International Consolidated Airlines Group SA	259,234	0.1
7,700		Intertek Group PLC	538,568	0.1
148,588		ITV PLC	265,324	0.1
367,593		J Sainsbury PLC	1,067,947	0.2
15,411		JD Sports Fashion PLC	126,682	0.0
16,872		Johnson Matthey PLC	736,033	0.2
34,429		Kingfisher PLC	118,718	0.0
525,608		Legal & General Group PLC	1,911,393	0.4
2,695,734		Lloyds Banking Group Plc	2,204,669	0.5
125,154		Marks & Spencer Group PLC	466,858	0.1
39,111		Meggitt PLC	278,307	0.1
20,849	(2)	Merlin Entertainments PLC	99,702	0.0
28,114		Mondi PLC	617,813	0.1
155,889		National Grid PLC	1,707,913	0.4
6,272		Next PLC	472,243	0.1
19,138		Paragon Group of Cos PLC	114,624	0.0
168,509		Pearson PLC	1,825,442	0.4
30,450		Pennon Group PLC	297,246	0.1
48,377		Persimmon PLC	1,413,232	0.3
3,414		Prudential PLC	77,571	0.0
5,049		Reckitt Benckiser Group PLC	408,497	0.1
10,152	(1)	Relx PLC (EUR Exchange)	232,609	0.1
4,473		Relx PLC (GBP Exchange)	102,770	0.0
191,450		Rentokil Initial PLC	975,671	0.2
30,460		Rightmove PLC	215,386	0.0
61,054		Rio Tinto PLC	3,561,839	0.8
61,114		Rolls-Royce Holdings PLC	731,874	0.2
496,377		Royal Bank of Scotland Group PLC	1,554,325	0.3
33,982		RPC Group PLC	350,249	0.1
31,286		Sage Group PLC/The	296,565	0.1
82,882		SSE PLC	1,240,134	0.3
165,776		Segro PLC	1,468,874	0.3
11,674		Severn Trent PLC	310,745	0.1
25,706		Smith & Nephew PLC	496,962	0.1
8,643		Smiths Group PLC	172,078	0.0
1,336		Spirax-Sarco Engineering PLC	144,045	0.0
16,548		SSP Group Plc	150,415	0.0
125,807		Tate & Lyle PLC	1,260,938	0.3
144,918		Taylor Wimpey PLC	343,573	0.1
125,979		Tesco PLC	411,025	0.1
9,587		Travis Perkins PLC	174,932	0.0
36,437		Unilever PLC	2,208,635	0.5
53,873		United Utilities Group PLC	584,417	0.1
342,573		Vodafone Group PLC	635,431	0.1
9,788		Whitbread PLC	569,850	0.1
428,919		WM Morrison Supermarkets PLC	1,208,962	0.3
15,849		WPP PLC	197,761	0.0
			62,261,211	13.3

		United States: 0.2%
40,386	(1)	Bausch Health Cos, Inc.	932,703	0.2

	Total Common Stock (Cost $451,112,244)		460,143,524	98.0

PREFERRED STOCK: 0.1%
		Germany: 0.1%
2,117		Fuchs Petrolub AG	92,308	0.0
885		Henkel AG & Co. KGaA	89,574	0.0
1,570		Porsche AG	109,143	0.1
			291,025	0.1

		South Korea: 0.0%
2,346		Samsung Electronics Co., Ltd.	74,840	0.0

		Spain: 0.0%
3,188		Grifols SA	61,373	0.0

		United Kingdom: 0.0%
4,339,094	(1)	Rolls-Royce Holdings PLC - C Shares	5,658	0.0

	Total Preferred Stock (Cost $459,078)		432,896	0.1

	Total Long-Term Investments (Cost $451,571,322)		460,576,420	98.1

See Accompanying Notes to Financial Statements

55

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.5%
		Securities Lending Collateral(5): 0.2%
741,987	(5)	RBC Dominion Securities Inc., 0.000%, Repurchase Agreement dated 04/30/19, 2.72%, due 05/01/19 (Repurchase Amount $742,042, collateralized by various U.S. Government Agency Obligations, 2.652%-7.000%, Market Value plus accrued interest $756,827, due 04/01/34-04/20/49)
		(Cost $741,987)	741,987	0.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 4.3%
528,833	(6) BlackRock Liquidity Funds, FedFund, Institutional Class, 2.330%	528,833	0.1
19,797,000	(6) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.330%	19,797,000	4.2
	Total Mutual Funds (Cost $20,325,833)	20,325,833	4.3

	Total Short-Term Investments (Cost $21,067,820)	21,067,820	4.5

	Total Investments in Securities (Cost $472,639,142)	$481,644,240	102.6
	Liabilities in Excess of Other Assets	(12,154,039)	(2.6)
	Net Assets	$469,490,201	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of April 30, 2019.

See Accompanying Notes to Financial Statements

56

Voya Global Real Estate Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.8%
		Australia: 4.2%
674,399		Dexus	5,954,091	1.1
787,877		Goodman Group	7,331,660	1.4
4,625,092		Mirvac Group	9,258,925	1.7
			22,544,676	4.2

		Belgium: 0.6%
54,507	(1)	Shurgard Self Storage SA	1,803,491	0.3
9,876		Warehouses De Pauw SCA	1,482,098	0.3
			3,285,589	0.6

		Canada: 1.9%
157,130		Canadian Apartment Properties REIT	5,621,588	1.1
405,175		Chartwell Retirement Residences	4,442,801	0.8
			10,064,389	1.9

		China: 0.5%
744,000		China Overseas Land & Investment Ltd.	2,787,512	0.5

		France: 1.0%
31,493		Unibail-Rodamco-Westfield	5,413,201	1.0

		Germany: 5.2%
177,653		Alstria Office REIT-AG	2,785,604	0.5
409,845		Aroundtown SA	3,329,809	0.6
48,720		LEG Immobilien AG	5,684,651	1.1
194,262		TAG Immobilien AG	4,374,790	0.8
236,635		Vonovia SE	11,826,236	2.2
			28,001,090	5.2

		Hong Kong: 8.6%
1,509,674		CK Asset Holdings Ltd.	12,138,594	2.2
470,000		Hysan Development Co., Ltd.	2,634,224	0.5
606,000		Kerry Properties Ltd.	2,593,904	0.5
1,462,245		Link REIT	17,084,806	3.1
3,750,000		New World Development Ltd.	6,212,664	1.1
879,100		Wheelock & Co., Ltd.	6,264,832	1.2
			46,929,024	8.6

		Ireland: 0.7%
938,597		Green REIT plc	1,784,359	0.3
1,297,129		Hibernia REIT plc	2,067,326	0.4
			3,851,685	0.7

		Japan: 11.8%
375		Activia Properties, Inc.	1,567,309	0.3
186,800		Aeon Mall Co., Ltd.	2,867,930	0.5
2,223		AEON REIT Investment Corp.	2,686,700	0.5
580		GLP J-Reit	623,762	0.1
943		Hulic Reit, Inc.	1,545,478	0.3
7,766		Japan Hotel REIT Investment Corp.	6,320,661	1.2
305		Kenedix Office Investment Corp.	2,040,454	0.4
775		Kenedix Retail REIT Corp.	1,876,911	0.3
2,897		LaSalle Logiport REIT	3,107,535	0.6
2,784		MCUBS MidCity Investment Corp.	2,551,181	0.5
527,400		Mitsubishi Estate Co., Ltd.	8,918,308	1.6
485,681		Mitsui Fudosan Co., Ltd.	11,249,312	2.1
3,342		Mori Hills REIT Investment Corp.	4,452,559	0.8
141,700		Nomura Real Estate Holdings, Inc.	3,013,287	0.5
4,440		Orix JREIT, Inc.	7,795,352	1.4
321,500		Tokyo Tatemono Co., Ltd.	3,628,958	0.7
			64,245,697	11.8

		Luxembourg: 0.6%
146,877		Grand City Properties SA	3,461,017	0.6

		Norway: 0.4%
158,507	(2)	Entra ASA	2,300,659	0.4

		Singapore: 2.1%
1,864,200		CapitaLand Commercial Trust	2,663,377	0.5
2,671,700		CapitaLand Ltd.	6,942,716	1.3
1,720,395		Mapletree Logistics Trust	1,874,856	0.3
			11,480,949	2.1

		Spain: 1.0%
486,286	(3)	Inmobiliaria Colonial Socimi SA	5,239,418	1.0

		Sweden: 3.2%
363,275		Castellum AB	6,531,484	1.2
356,573		Fabege AB	4,952,686	0.9
276,423		Kungsleden AB	2,100,301	0.4
111,971		Pandox AB	1,921,410	0.3
158,602		Wihlborgs Fastigheter AB	2,110,143	0.4
			17,616,024	3.2

		United Kingdom: 4.7%
68,119		Big Yellow Group PLC	926,236	0.2
793,771		Grainger PLC	2,608,399	0.5
608,732		Land Securities Group PLC	7,336,407	1.3
273,372		Safestore Holdings PLC	2,295,716	0.4
872,585		Segro PLC	7,731,624	1.4
379,598		Unite Group PLC	4,665,615	0.9
			25,563,997	4.7

		United States: 53.3%
77,761		Alexandria Real Estate Equities, Inc.	11,072,389	2.0
118,112		American Campus Communities, Inc.	5,574,886	1.0
81,108		AvalonBay Communities, Inc.	16,297,030	3.0
169,389		Brandywine Realty Trust	2,606,897	0.5

See Accompanying Notes to Financial Statements

57

Voya Global Real Estate Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: (continued)
411,827	Brixmor Property Group, Inc.	7,363,467	1.4
53,595	Camden Property Trust	5,394,337	1.0
194,867	Columbia Property Trust, Inc.	4,425,430	0.8
549,051	Cousins Properties, Inc.	5,254,418	1.0
219,785	CubeSmart	7,013,339	1.3
163,855	Douglas Emmett, Inc.	6,749,188	1.2
19,347	Equinix, Inc.	8,797,081	1.6
256,148	Equity Residential	19,574,830	3.6
132,422	Extra Space Storage, Inc.	13,730,837	2.5
304,787	Healthcare Trust of America, Inc.	8,406,026	1.5
62,280	Hilton Worldwide Holdings, Inc.	5,417,737	1.0
210,462	Hudson Pacific Properties, Inc.	7,336,705	1.3
284,908	Invitation Homes, Inc.	7,082,813	1.3
82,857	Kimco Realty Corp.	1,440,883	0.3
118,355	Liberty Property Trust	5,875,142	1.1
136,538	MGM Growth Properties LLC	4,404,716	0.8
257,912	Park Hotels & Resorts, Inc.	8,273,817	1.5
112,658	Pebblebrook Hotel Trust	3,668,145	0.7
202,143	Piedmont Office Realty Trust, Inc.	4,208,617	0.8
307,272	ProLogis, Inc.	23,558,544	4.3
59,438	QTS Realty Trust, Inc.	2,695,513	0.5
170,401	Regency Centers Corp.	11,445,835	2.1
92,040	Simon Property Group, Inc.	15,987,348	2.9
267,358	Store Capital Corp.	8,908,369	1.6
56,128	Sun Communities, Inc.	6,908,234	1.3
97,805	Taubman Centers, Inc.	4,821,787	0.9
77,068	Tier REIT, Inc.	2,184,107	0.4
965,358	Vereit, Inc.	7,973,857	1.5
373,196	VICI Properties, Inc.	8,508,869	1.6
92,263	Vornado Realty Trust	6,379,064	1.2
279,848	Welltower, Inc.	20,857,071	3.8
		290,197,328	53.3

	Total Common Stock
	(Cost $404,532,466)	542,982,255	99.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.0%
	Securities Lending Collateral(4): 0.0%
117,349	(4) Bank of Montreal, 0.000%, Repurchase Agreement dated 04/30/19, 2.70%, due 05/01/19 (Repurchase Amount $117,358, collateralized by various U.S. Government Securities, 0.000%-3.750%, Market Value plus accrued interest $119,696, due 05/23/19-02/15/46)
	(Cost $117,349)	117,349	0.0

	Total Short-Term Investments
	(Cost $117,349)	117,349	0.0

	Total Investments in Securities (Cost $404,649,815)	$543,099,604	99.8
	Assets in Excess of Other Liabilities	1,028,382	0.2
	Net Assets	$544,127,986	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	Represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements

58

Voya International Real Estate Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.1%
		Australia: 9.9%
630,000		Centuria Metropolitan REIT	1,128,061	1.3
454,030		Charter Hall Education Trust	1,193,856	1.4
310,125		GPT Group	1,254,473	1.5
769,039		Ingenia Communities Group	1,668,709	2.0
1,552,653		Mirvac Group	3,108,240	3.7
			8,353,339	9.9

		Austria: 0.4%
9,722		CA Immobilien Anlagen AG	340,757	0.4

		Belgium: 1.7%
14,236	(1)	Shurgard Self Storage SA	471,031	0.5
6,600		Warehouses De Pauw SCA	990,467	1.2
			1,461,498	1.7

		Canada: 4.8%
126,200		Chartwell Retirement Residences	1,383,801	1.7
23,300		First Capital Realty, Inc.	371,318	0.4
42,100		Killam Apartment Real Estate Investment Trust	594,874	0.7
65,013		SmartCentres Real Estate Investment Trust	1,644,130	2.0
			3,994,123	4.8

		China: 0.5%
116,000		China Overseas Land & Investment Ltd.	434,612	0.5

		Finland: 0.0%
286		Kojamo Oyj	3,394	0.0

		France: 4.4%
5,033		Covivio	544,746	0.7
5,391		Gecina S.A.	805,493	0.9
13,752		Unibail-Rodamco-Westfield	2,363,774	2.8
			3,714,013	4.4

		Germany: 10.1%
52,141		Aroundtown SA	423,622	0.5
41,270		Deutsche Wohnen SE	1,859,033	2.2
10,749		LEG Immobilien AG	1,254,194	1.5
62,429		TAG Immobilien AG	1,405,904	1.7
22,336		TLG Immobilien AG	657,619	0.8
57,562		Vonovia SE	2,876,759	3.4
			8,477,131	10.1

		Hong Kong: 18.8%
368,221		CK Asset Holdings Ltd.	2,960,696	3.5
421,000		Hysan Development Co., Ltd.	2,359,592	2.8
399,000		Link REIT	4,661,898	5.6
1,421,000		New World Development Ltd.	2,354,186	2.8
200,754		Sun Hung Kai Properties Ltd.	3,464,682	4.1
			15,801,054	18.8

		Ireland: 1.3%
302,207		Green REIT plc	574,523	0.7
324,208		Hibernia REIT plc	516,713	0.6
			1,091,236	1.3

		Japan: 24.2%
202		Activia Properties, Inc.	844,257	1.0
65,600		Aeon Mall Co., Ltd.	1,007,153	1.2
765		AEON REIT Investment Corp.	924,573	1.1
403		Hulic Reit, Inc.	660,475	0.8
2,157		Japan Hotel REIT Investment Corp.	1,755,558	2.1
167		Kenedix Office Investment Corp.	1,117,232	1.3
232		Kenedix Retail REIT Corp.	561,862	0.7
1,296		LaSalle Logiport REIT	1,390,185	1.6
1,013		MCUBS MidCity Investment Corp.	928,285	1.1
189,500		Mitsubishi Estate Co., Ltd.	3,204,436	3.8
91,856		Mitsui Fudosan Co., Ltd.	2,127,563	2.5
671		Mori Hills REIT Investment Corp.	893,976	1.1
35,800		Nomura Real Estate Holdings, Inc.	761,296	0.9
994		Orix JREIT, Inc.	1,745,176	2.1
977	(1)	Sankei Real Estate, Inc.	977,921	1.2
127,000		Tokyo Tatemono Co., Ltd.	1,433,523	1.7
			20,333,471	24.2

		Norway: 1.2%
67,346	(2)	Entra ASA	977,497	1.2

		Singapore: 4.1%
877,200		CapitaLand Commercial Trust	1,253,253	1.5
272,300		City Developments Ltd.	1,792,328	2.1
398,100		Mapletree Logistics Trust	433,842	0.5
			3,479,423	4.1

		Spain: 1.6%
70,511		Inmobiliaria Colonial Socimi SA	759,711	0.9
43,795		Merlin Properties Socimi SA	597,386	0.7
			1,357,097	1.6

		Sweden: 4.6%
62,512		Castellum AB	1,123,931	1.3
66,391		Fabege AB	922,150	1.1
17,598		Hufvudstaden AB	293,240	0.4
46,954		Pandox AB	805,725	1.0
51,763		Wihlborgs Fastigheter AB	688,689	0.8
			3,833,735	4.6

		Switzerland: 0.8%
7,972		Swiss Prime Site AG	640,186	0.8

See Accompanying Notes to Financial Statements

59

Voya International Real Estate Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2019 (unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom: 9.7%
24,704	Big Yellow Group PLC	335,908	0.4
75,024	Capital & Counties Properties PLC	237,231	0.3
111,586	CLS Holdings PLC	350,675	0.4
11,103	Derwent London PLC	459,531	0.5
322,370	Grainger PLC	1,059,335	1.3
64,627	Land Securities Group PLC	778,881	0.9
128,470	Safestore Holdings PLC	1,078,862	1.3
141,125	Segro PLC	1,250,452	1.5
313,627	Tritax Big Box REIT Plc	608,322	0.7
110,441	Unite Group PLC	1,357,424	1.6
50,082	Workspace Group PLC	645,994	0.8
		8,162,615	9.7

	Total Common Stock
	(Cost $69,056,562)	82,455,181	98.1

CLOSED-END FUNDS: 0.6%
	United Kingdom: 0.6%
370,657	Picton Property Income Ltd.	454,338	0.6

	Total Closed-End Funds
	(Cost $450,114)	454,338	0.6

	Total Long-Term Investments
	(Cost $69,506,676)	82,909,519	98.7

SHORT-TERM INVESTMENTS: 0.7%
	Mutual Funds: 0.7%
625,330	(3) BlackRock Liquidity Funds, FedFund, Institutional Class, 2.330%
	(Cost $625,330)	625,330	0.7

	Total Short-Term Investments
	(Cost $625,330)	625,330	0.7

	Total Investments in Securities (Cost $70,132,006)	$83,534,849	99.4
	Assets in Excess of Other Liabilities	521,379	0.6
	Net Assets	$84,056,228	100.0

(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Rate shown is the 7-day yield as of April 30, 2019.

See Accompanying Notes to Financial Statements

60

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Mutual Funds

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: July 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: July 8, 2019

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: July 8, 2019